UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07803

Name of Registrant:	Vanguard Scottsdale Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2015 – February 29, 2016

Item 1: Reports to Shareholders

Semiannual Report | February 29, 2016

Vanguard Explorer Value™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangements.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended February 29, 2016
Total
Returns
Vanguard Explorer Value Fund	-5.40%
Russell 2500 Value Index	-5.93
Small-Cap Value Funds Average	-7.13
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
August 31, 2015, Through February 29, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Explorer Value Fund	$30.09	$26.79	$0.237	$1.560

1

Chairman’s Letter

Dear Shareholder,

Vanguard Explorer Value Fund returned –5.40% for the six months ended February 29, 2016. Smaller-capitalization stocks continued to underperform large-caps. Within the small-cap arena, growth stocks posted considerably lower returns than their value counterparts.

The fund’s return, although negative, was slightly better than that of its benchmark, the Russell 2500 Value Index. The average return of small-cap value funds was even lower, by more than 1.5 percentage points.

Of the nine sectors represented in the fund, seven lost ground and only two gained. Holdings among financial, industrial, and consumer discretionary firms were notable detractors, while information technology companies and utilities did best.

Stocks mostly slumped over the fiscal half year
U.S. stocks returned about –3% for the period. Results were negative in four of the six months. Only October’s return of about 8% prevented an even weaker performance for the half year.

Fears that China’s economic slowdown would spread globally weighed on results. Oil and commodity prices, which declined through most of the period before showing some resiliency in February, also concerned investors.

2

In December, the Federal Reserve increased its target for short-term interest rates to 0.25%–0.5%. Central banks in Europe and Asia, in contrast, boosted stimulus efforts to battle weak growth and low inflation.

International stocks returned about –9%, a result that would have been less severe if not for the U.S. dollar’s strength against many foreign currencies. European stocks were among the worst performers.

Bonds registered gains as investors cut their risk
The broad U.S. taxable bond market returned 2.20% over the six months. Most of the gains came in January and February as investors sought safe-haven assets amid stock market turmoil. The yield of the 10-year U.S. Treasury note closed at 1.74% in February, down from 2.18% six months earlier. (Bond prices and yields move in opposite directions.)

The Fed’s target rate, which stayed anchored at 0%–0.25% until the small rise in December, kept a lid on returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 3.13%. Bonds globally have been buoyed by negative interest rates. In December the European Central Bank cut a key rate further into negative territory, and in late January the Bank of Japan adopted a negative-rate policy.

Market Barometer

			Total Returns
		Periods Ended February 29, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	-2.03%	-7.21%	9.92%
Russell 2000 Index (Small-caps)	-10.16	-14.97	6.11
Russell 3000 Index (Broad U.S. market)	-2.68	-7.84	9.61
FTSE All-World ex US Index (International)	-9.12	-16.79	-0.89

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.20%	1.50%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.62	3.95	5.45
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.06	0.04

CPI
Consumer Price Index	-0.51%	1.02%	1.39%

3

Your fund lost some ground in a downbeat environment
The fund’s three advisors, Frontier Capital Management, Cardinal Capital Management, and Sterling Capital Management, use different but complementary approaches to find smaller companies that they expect will outperform small-cap value stocks over the long term.

In a rocky period for stocks, the Explorer Value Fund’s total return was underwater. But a combination of the advisors’ sector allocations and stock picking prevented the fund from losing as much as its benchmark index.

The fund’s largest sector, financials, returned about –5%, trailing the index by about 2 percentage points. The fund’s real estate investment trust (REIT) portfolio hurt relative performance as the specter of higher rates raised concerns about REITs’ future debt financing costs.

The fund outperformed thanks to selections in information technology (+4%), notably among electronic equipment specialists, and in health care, where the fund’s holdings recorded losses (–8%) but the index’s stocks did worse (–16%).

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Explorer Value Fund	0.65%	1.33%
The fund expense ratio shown is from the prospectus dated December 22, 2015, and represents estimated costs for the current fiscal year. For the six months ended February 29, 2016, the fund’s annualized expense ratio was 0.58%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Small-Cap Value Funds.

4

Relative results also were aided by an underweight position in the troubled energy segment, which returned –38% in the benchmark index. Sinking oil and natural gas prices continued to stress the sector. The fund’s relative performance also benefited from holding energy stocks that didn’t do as badly as the sector overall.

One beneficiary of tumbling energy prices has been the utilities sector. Lower energy costs help utility companies’ bottom line, and the fund’s energy holdings returned 18%. However, the fund had a smaller weighting in the sector than the index did, hurting relative performance.

The continuing decline in commodity prices hit the fund’s industrial and materials holdings, while investor pessimism contributed to a decline among consumer-related stocks.

For more about the advisors’ strategies and the fund’s positioning during the six months, see the Advisors’ Report that follows this letter.

Doing what’s best for clients: That’s how we were built
It’s hard for me to believe, but this year will be my 30th with Vanguard. I knew little about the company when I started in June 1986, but I soon learned what makes Vanguard unique.

Simply put, we’re built differently.

We don’t have stockholders or outside owners. Instead, Vanguard is owned by its funds, which in turn are owned by you—Vanguard clients.

A note on expense ratios

The Expense Ratios table in each shareholder report’s Chairman’s Letter displays fund expense ratios from the most recent prospectus. These figures include the funds’ actual operating expenses. For some funds, the figures also include “acquired fund fees and expenses,” which result from the funds’ holdings in business development companies (BDCs).

Although the Securities and Exchange Commission requires that BDC costs be included in a fund’s expense ratio, these fees are not incurred by the fund. They have no impact on a fund’s total return or on its tracking error relative to an index. A footnote to the Expense Ratios table reports an annualized calculation of the fund’s actual expenses for the period, a more relevant tally of the operating costs incurred by shareholders.

5

This structure matters because it ensures that our interests are completely aligned with those of our clients. We never have to weigh what’s best for clients against what’s best for the company’s owners; their interests are one and the same. Our client-owned structure is what allows us to run our funds at cost, and it’s why Vanguard’s expense ratios remain among the lowest in the industry.

At the same time, we continually dedicate resources to enhance Vanguard’s service and investment capabilities. We aspire to provide the highest possible quality at the lowest possible price. That was true 30 years ago, it’s true today, and it will remain our focus for decades to come. After all, we’re built to put the long-term interests of our clients first.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 11, 2016

6

Advisors’ Report

For the half year ended February 29, 2016, Vanguard Explorer Value Fund returned –5.40%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the half year and of how their portfolio positioning reflects this assessment. (Please note that the Frontier and Sterling discussions refer to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on March 15, 2016.

Frontier Capital Management Co., LLC

Portfolio Managers:

Thomas W. Duncan, Jr.,
Senior Vice President

William A. Teichner, CFA,
Senior Vice President

Our portion of the fund benefited from both stock and sector selection, with our strongest holdings in financial services and information technology.

Vanguard Explorer Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Frontier Capital Management Co.,	34	94	The advisor selects stocks by identifying companies it
LLC			believes are underpriced relative to their long-term
			value. These companies are generally inexpensive and
			have low price-to-book and price-to-earnings ratios.
Cardinal Capital Management,	32	88	The advisor seeks stocks that are able to generate
L.L.C.			excess cash flow and reinvest the cash to increase
			shareholder value.
Sterling Capital Management LLC	31	85	The advisor searches for stocks of quality companies
			selling at large discounts compared with their
			underlying value. It defines quality stocks as those that
			generate considerable cash flow, reinvest in
			opportunities with attractive returns, and have a
			competitive advantage within their business sector.
Cash Investments	3	7	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

The portfolio’s ten best contributors were spread across four sectors and included four technology holdings, three financial companies, two utilities, and one producer durables position.

The top contributor was Ingram Micro, a major distributor of technology-related products. In February, the company agreed to be acquired by China-based Tianjin Tianhai Investment Co. The all-cash transaction values Ingram at $38.90 per share, a 31% premium to its price before the deal. Ingram jumped to $36 on the announcement and should rise further upon completion of the transaction.

The portfolio’s ten largest detractors were spread over six sectors and included three holdings from materials and processing, three from producer durables, and one each from energy, consumer discretionary, financial services, and technology.

One of the biggest detractors was Boise Cascade, a manufacturer of plywood and engineered wood products and a distributor of building materials. The company’s financial results have been hurt by declining profits in its plywood business because of rising competition from Brazilian imports related to the strong U.S. dollar and weak domestic demand in Brazil. We believe that the stock is attractive based on its longer-term earnings potential and expect that over time the company will increase its revenues and improve its profitability as the U.S. housing market continues to recover.

During the period we bought 11 new stocks across five sectors and sold nine others across four sectors. The net effect was an increase in producer durables, consumer discretionary, and materials and processing companies and a reduction in technology and energy holdings. As is typical for us, the changes were related to company-specific reasons rather than top-down positioning.

Cardinal Capital Management, L.L.C.

Portfolio Managers:

Eugene Fox III, Managing Partner

Robert B. Kirkpatrick, CFA,
Managing Partner

Rachel D. Matthews, Partner

During the period, domestic economic data was mixed but much better than in many other developed countries. GDP grew moderately and employment growth picked up after a weak third quarter, but industrial production fell because of the impact of the strong U.S. dollar and sustained weakness in commodity prices. Although the unemployment rate approached historical levels of full employment, wage growth remained tepid. Nonetheless, the Federal Reserve finally took its first well-telegraphed step to normalize interest rates by raising the federal funds rate 25 basis points.

Within our portion of the fund, stock selection in the financial sector and the absence of investments in utilities were the primary detractors from relative

8

performance. Specifically, the stock price of PacWest Bancorp, a West Coast bank, declined because of a change in investors’ expectations for further rate increases and the perception that the bank’s high interest margins may be more susceptible to pressure than the margins of its less profitable peers. Shares of Howard Hughes Corp., a real estate owner and developer, fell as a result of its exposure in Houston, which has been hurt by the decline in the price of oil.

Offsetting this performance somewhat was strong stock selection in the energy and consumer discretionary sectors. The stock price of World Fuel Services increased, amid the energy sector’s significant decline; the fuel logistics supplier is more leveraged to the volatility of oil prices than the absolute level. In consumer discretionary, the share price of theme park operator Six Flags Entertainment rose sharply after the company provided more details on its international licensing agreements and aggressively repurchased its shares.

Looking forward, we expect U.S. economic growth to remain moderate, inflation benign, and the dollar strong. The price of oil is likely to remain low, as supply still exceeds demand. Economic uncertainty remains outside the United States, primarily because major economic regions have different monetary policies, as well as sensitivity to low oil prices and the strong U.S. dollar. However, the renewed slowdown in the global growth environment, weakness in emerging markets, and current foreign central bank policies have made additional rate increases less likely. The merger and acquisition market should remain strong as long as reasonably priced capital is available because growth is scarce, and value can be created through consolidation.

Sterling Capital Management LLC

Portfolio Managers:

Eduardo A. Brea, CFA,
Managing Director

Timothy P. Beyer, CFA,
Managing Director

Investors lurched toward “risk off” positioning, as economically sensitive sectors underperformed defensive and yield-oriented equities during the period. Corporate credit yields widened. Our portfolio was affected equally by sector and stock selection.

We continue to find better values in more cyclical areas of the market. Stock selection was meaningfully positive in the producer durables sector. Mistras Group (+49%) and Itron (+33%) took aggressive action to address their cost structures that trumped weak end markets and preserved earnings power. Axiall, which produces chlor-alkali, was another noteworthy holding; it received an unsolicited cash and stock offer from Westlake Chemical at a 100% premium to its absurdly low trading price in early January, confirming its significant value. We believe its intrinsic value to be significantly higher still.

9

Banks also performed poorly during the period. Low interest rates undermine earnings power for lenders. We believe our intrinsic value targets will be realized through higher interest rates or consolidation in the industry, which is picking up in earnest among smaller-capitalization banks. Negative outliers included Popular (–9%) and Bancorp (–35%). Bancorp is struggling because high regulatory costs are depressing results. Those costs are transitory, however, and its prepaid debit card franchise is quite valuable.

Finally, the consumer discretionary sector was a mixed bag, with gains by Regis (+32%) and Interpublic (+19%) more than offset by the performance of retail-oriented stocks such as Elizabeth Arden (–43%), Ascena Retail Group (–30%), and Crocs (–34%). Hertz Global Holdings (–53%) continues to frustrate value investors. Despite significant consolidation in the car rental business, industry pricing power has been soft. Other investor concerns include ride-sharing services such as Uber and strong new-car sales, which can reduce the value for used fleet vehicles for rental companies such as Hertz. We remain convinced, however, that activist pressure and the spin-off of the company’s materials-handling subsidiary will result in significant upside for the stock.

10

Explorer Value Fund

Fund Profile
As of February 29, 2016

Portfolio Characteristics
		Russell	DJ
		2500	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	176	1,684	3,906
Median Market Cap	$2.3B	$3.1B	$50.4B
Price/Earnings Ratio	21.2x	23.8x	20.1x
Price/Book Ratio	1.5x	1.5x	2.5x
Return on Equity	9.7%	8.8%	17.5%
Earnings Growth
Rate	6.6%	8.1%	8.4%
Dividend Yield	1.8%	2.5%	2.2%
Foreign Holdings	0.4%	0.0%	0.0%
Turnover Rate
(Annualized)	30%	—	—
Ticker Symbol	VEVFX	—	—
Expense Ratio[1]	0.65%	—	—
30-Day SEC Yield	1.15%	—	—
Short-Term Reserves	3.8%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		2500	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary 11.7%		9.0%	13.6%
Consumer Staples	2.1	3.0	9.4
Energy	2.8	4.4	5.9
Financials	37.3	39.4	17.4
Health Care	5.3	4.4	14.2
Industrials	15.4	13.2	10.7
Information Technology	15.6	10.0	19.7
Materials	6.3	5.3	3.1
Telecommunication
Services	0.0	0.9	2.5
Utilities	3.5	10.4	3.5

Volatility Measures
	Russell	DJ
	2500	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.96	0.82
Beta	1.05	1.08
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Ligand Pharmaceuticals
Inc.	Biotechnology	1.6%
American Capital Ltd.	Asset Management
	& Custody Banks	1.6
BWX Technologies Inc.	Aerospace &
	Defense	1.3
Popular Inc.	Regional Banks	1.3
Endurance Specialty
Holdings Ltd.	Reinsurance	1.2
KAR Auction Services	Diversified Support
Inc.	Services	1.2
Itron Inc.	Electronic Equipment
	& Instruments	1.2
PacWest Bancorp	Regional Banks	1.1
Willis Towers Watson
plc	Insurance Brokers	1.1
Howard Hughes Corp.	Real Estate
	Development	1.1
Top Ten		12.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 22, 2015, and represents estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratio was 0.58%.

11

Explorer Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): March 30, 2010, Through February 29, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Explorer Value Fund	3/30/2010	-2.77%	10.28%	11.85%

See Financial Highlights for dividend and capital gains information.

12

Explorer Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.1%)[1]
Consumer Discretionary (10.9%)
	MDC Partners Inc. Class A	131,225	2,798
	Six Flags Entertainment
	Corp.	52,770	2,684
	Chico’s FAS Inc.	199,376	2,544
*	Ascena Retail Group Inc.	294,981	2,493
	Lithia Motors Inc. Class A	24,100	2,235
	Wendy’s Co.	208,527	1,954
*	Crocs Inc.	172,004	1,684
	News Corp. Class B	138,755	1,583
*	Modine Manufacturing Co.	164,316	1,558
	American Eagle Outfitters
	Inc.	96,179	1,468
	Gentex Corp.	89,500	1,303
	Guess? Inc.	53,935	1,151
*	Regis Corp.	79,700	1,142
	Kohl’s Corp.	20,315	948
*	Global Eagle Entertainment
	Inc.	90,787	816
*	LGI Homes Inc.	33,067	785
*	Deckers Outdoor Corp.	13,805	781
	DSW Inc. Class A	25,029	656
*	Career Education Corp.	222,736	561
*	Boot Barn Holdings Inc.	41,223	419
*	Skullcandy Inc.	102,410	362
*	Del Taco Restaurants Inc.	8,039	87
			30,012
Consumer Staples (1.9%)
	Pinnacle Foods Inc.	36,800	1,589
*	Central Garden & Pet Co.
	Class A	100,556	1,361
	Medifast Inc.	40,800	1,238
*,^	Elizabeth Arden Inc.	172,100	1,067
			5,255
Energy (2.7%)
	World Fuel Services Corp.	56,770	2,657
*	Concho Resources Inc.	23,910	2,158
*	Carrizo Oil & Gas Inc.	42,884	922

			Market
			Value•
		Shares	($000)
^	Noble Corp. plc	96,350	803
*,^	Southwestern Energy Co.	124,050	717
	Denbury Resources Inc.	82,125	105
			7,362
Financials (35.4%)
*	American Capital Ltd.	318,481	4,360
	Popular Inc.	131,167	3,476
	Endurance Specialty
	Holdings Ltd.	54,250	3,378
	PacWest Bancorp	97,945	3,152
*	Willis Towers Watson plc	26,878	3,046
*	Howard Hughes Corp.	32,380	3,005
	Investment Technology
	Group Inc.	154,750	2,835
*	Navigators Group Inc.	34,944	2,830
	BGC Partners Inc. Class A	306,000	2,644
	Argo Group International
	Holdings Ltd.	46,773	2,607
	WSFS Financial Corp.	85,977	2,605
	Leucadia National Corp.	171,500	2,478
*	Affiliated Managers Group
	Inc.	17,825	2,472
	Columbia Banking System
	Inc.	85,600	2,468
	Starwood Property Trust
	Inc.	139,600	2,449
	Ryman Hospitality
	Properties Inc.	51,090	2,446
	Assured Guaranty Ltd.	94,575	2,346
	Medical Properties Trust
	Inc.	200,900	2,324
	Aspen Insurance Holdings
	Ltd.	51,587	2,305
*	Enstar Group Ltd.	14,525	2,296
	Renasant Corp.	67,992	2,123
*	Markel Corp.	2,475	2,120
	First Horizon National Corp.	166,233	1,998
*	E*TRADE Financial Corp.	83,450	1,958
	Flushing Financial Corp.	92,953	1,919

13

Explorer Value Fund

			Market
			Value•
		Shares	($000)
*	Forest City Realty Trust Inc.
	Class A	98,400	1,835
	National Retail Properties
	Inc.	41,644	1,832
	First Midwest Bancorp Inc.	106,805	1,784
	Gaming and Leisure
	Properties Inc.	63,400	1,660
	Hersha Hospitality Trust
	Class A	79,725	1,605
	EPR Properties	24,660	1,535
	MB Financial Inc.	49,700	1,517
	Selective Insurance Group
	Inc.	43,980	1,477
	Washington Federal Inc.	68,829	1,459
	United Financial Bancorp
	Inc.	120,000	1,390
	First Citizens BancShares
	Inc. Class A	5,925	1,387
*	CBRE Group Inc. Class A	53,591	1,362
*	Colony Starwood Homes	59,740	1,312
	Lincoln National Corp.	33,925	1,239
	Great Western Bancorp Inc.	48,200	1,186
	Parkway Properties Inc.	87,370	1,170
	Mack-Cali Realty Corp.	58,293	1,160
	James River Group
	Holdings Ltd.	39,425	1,152
	Radian Group Inc.	100,825	1,089
*	FNFV Group	92,850	944
	STAG Industrial Inc.	49,000	860
	Rayonier Inc.	38,500	840
*	iStar Inc.	94,550	800
*	Texas Capital Bancshares
	Inc.	17,085	552
*	Bancorp Inc.	78,650	375
			97,162
Health Care (4.8%)
*	Ligand Pharmaceuticals Inc.	49,050	4,526
*	Allscripts Healthcare
	Solutions Inc.	206,200	2,582
*	Laboratory Corp. of
	America Holdings	16,025	1,760
*	Myriad Genetics Inc.	38,059	1,332
*	Air Methods Corp.	35,850	1,302
*	Globus Medical Inc.	36,200	880
*	Merit Medical Systems Inc.	31,386	590
*	Akorn Inc.	8,380	223
			13,195
Industrials (14.5%)
	BWX Technologies Inc.	110,200	3,515
	KAR Auction Services Inc.	95,400	3,378
*	FTI Consulting Inc.	63,374	2,086
*	Genesee & Wyoming Inc.
	Class A	35,700	2,025
	EnPro Industries Inc.	38,850	2,016

			Market
			Value•
		Shares	($000)
	Tetra Tech Inc.	71,700	1,974
*	Teledyne Technologies Inc.	23,142	1,971
*	Babcock & Wilcox
	Enterprises Inc.	91,900	1,795
*	Beacon Roofing Supply Inc.	43,242	1,561
	Kaman Corp.	34,000	1,494
*	KLX Inc.	50,950	1,426
	Brady Corp. Class A	48,799	1,275
	HNI Corp.	34,234	1,157
*	Thermon Group Holdings
	Inc.	65,500	1,110
	Altra Industrial Motion Corp.	43,646	1,061
	Encore Wire Corp.	25,595	925
*	Jacobs Engineering Group
	Inc.	23,600	912
	CEB Inc.	16,330	886
	AGCO Corp.	17,625	872
	Briggs & Stratton Corp.	36,750	782
	MSA Safety Inc.	17,873	781
*	Saia Inc.	29,188	766
	Primoris Services Corp.	35,473	758
	Actuant Corp. Class A	30,482	714
*	MRC Global Inc.	57,935	692
*	Hertz Global Holdings Inc.	74,125	630
*	Wesco Aircraft Holdings Inc.	48,004	614
	Celadon Group Inc.	66,133	593
*	WESCO International Inc.	12,717	560
*	BMC Stock Holdings Inc.	32,535	496
*	Furmanite Corp.	84,843	473
*	Performant Financial Corp.	176,401	291
	Interface Inc. Class A	13,364	213
	Harsco Corp.	2,261	9
			39,811
Information Technology (14.6%)
*	Itron Inc.	84,233	3,356
	Ingram Micro Inc.	56,139	2,010
*	ACI Worldwide Inc.	102,800	1,918
	j2 Global Inc.	25,820	1,887
*	QLogic Corp.	144,709	1,865
	InterDigital Inc.	35,740	1,777
*	Fairchild Semiconductor
	International Inc. Class A	86,238	1,730
*	II-VI Inc.	76,025	1,669
	Western Union Co.	87,375	1,596
*	NCR Corp.	67,008	1,565
*	Qorvo Inc.	33,600	1,515
	Convergys Corp.	58,100	1,498
*	Insight Enterprises Inc.	56,513	1,475
*,^	Knowles Corp.	126,875	1,444
*	ON Semiconductor Corp.	169,370	1,421
	IAC/InterActiveCorp	29,180	1,296
	Jabil Circuit Inc.	61,748	1,287
*	Lattice Semiconductor
	Corp.	193,403	1,224

14

Explorer Value Fund

			Market
			Value•
		Shares	($000)
	DST Systems Inc.	11,455	1,198
*	Orbotech Ltd.	51,100	1,157
*	Anixter International Inc.	26,000	1,114
*	MicroStrategy Inc. Class A	5,975	961
*	DHI Group Inc.	121,050	942
*	Semtech Corp.	43,278	829
	Littelfuse Inc.	6,063	689
*	FormFactor Inc.	89,590	681
	American Software Inc.
	Class A	62,700	589
*	Ultratech Inc.	25,413	515
*	Integrated Device
	Technology Inc.	26,410	513
*	Ciber Inc.	225,277	451
			40,172
Materials (6.0%)
	Silgan Holdings Inc.	52,800	2,705
*	Axalta Coating Systems Ltd.	61,124	1,587
	FMC Corp.	39,400	1,483
	Axiall Corp.	72,550	1,444
	Compass Minerals
	International Inc.	20,200	1,370
	PH Glatfelter Co.	64,250	1,180
*	Kraton Performance
	Polymers Inc.	67,023	1,151
	Schnitzer Steel Industries
	Inc.	76,875	1,125
	Eagle Materials Inc.	18,469	1,116
	Cabot Corp.	20,510	913
*	Boise Cascade Co.	37,130	622
	Albemarle Corp.	10,300	579
	TimkenSteel Corp.	61,375	474
*	Chemtura Corp.	18,100	457
*	LSB Industries Inc.	20,305	119
			16,325
Utilities (3.3%)
	Portland General Electric Co.	57,858	2,201
	Unitil Corp.	35,443	1,394
	Piedmont Natural Gas Co.
	Inc.	22,663	1,346
	South Jersey Industries Inc.	48,325	1,230
	Southwest Gas Corp.	19,651	1,199
	MDU Resources Group Inc.	59,544	1,084
	Westar Energy Inc. Class A	13,726	597
			9,051
Total Common Stocks
(Cost $246,377)			258,345

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (5.8%)[1]
Money Market Fund (5.6%)
[2,3] Vanguard Market
Liquidity Fund, 0.475%	15,214,617	15,215

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.2%)
[4,5] Freddie Mac Discount
Notes, 0.220%, 4/15/16	600	600
Total Temporary Cash Investments
(Cost $15,815)		15,815
Total Investments (99.9%)
(Cost $262,192)		274,160

		Amount
		($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard		25
Receivables for Investment Securities Sold		2,528
Receivables for Accrued Income		242
Receivables for Capital Shares Issued		402
Total Other Assets		3,197
Liabilities
Payables for Investment Securities
Purchased		(1,223)
Collateral for Securities on Loan		(782)
Payables to Investment Advisor		(259)
Payables for Capital Shares Redeemed		(280)
Payables to Vanguard		(385)
Other Liabilities		(25)
Total Liabilities		(2,954)
Net Assets (100%)
Applicable to 10,242,366 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		274,403
Net Asset Value Per Share		$26.79

15

Explorer Value Fund

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	264,460
Overdistributed Net Investment Income	(347)
Accumulated Net Realized Losses	(1,343)
Unrealized Appreciation (Depreciation)
Investment Securities	11,968
Futures Contracts	(335)
Net Assets	274,403

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $705,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.5% and 3.4%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $782,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Explorer Value Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	2,043
Interest[1]	26
Securities Lending	30
Total Income	2,099
Expenses
Investment Advisory Fees—Note B
Basic Fee	510
Performance Adjustment	19
The Vanguard Group—Note C
Management and Administrative	269
Marketing and Distribution	19
Custodian Fees	7
Shareholders’ Reports	3
Total Expenses	827
Net Investment Income	1,272
Realized Net Gain (Loss)
Investment Securities Sold	377
Futures Contracts	(1,314)
Realized Net Gain (Loss)	(937)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(16,547)
Futures Contracts	403
Change in Unrealized Appreciation (Depreciation)	(16,144)
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,809)
1 Interest income from an affiliated company of the fund was $25,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Explorer Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,272	2,419
Realized Net Gain (Loss)	(937)	17,919
Change in Unrealized Appreciation (Depreciation)	(16,144)	(30,227)
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,809)	(9,889)
Distributions
Net Investment Income	(2,298)	(2,556)
Realized Capital Gain[1]	(15,125)	(14,878)
Total Distributions	(17,423)	(17,434)
Capital Share Transactions
Issued	25,120	53,864
Issued in Lieu of Cash Distributions	16,350	16,524
Redeemed	(25,108)	(74,410)
Net Increase (Decrease) from Capital Share Transactions	16,362	(4,022)
Total Increase (Decrease)	(16,870)	(31,345)
Net Assets
Beginning of Period	291,273	322,618
End of Period[2]	274,403	291,273
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $252,000 and $4,803,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($347,000) and $679,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Explorer Value Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$30.09	$32.97	$29.39	$23.44	$21.94	$18.09
Investment Operations
Net Investment Income	.133	.259	.251	.255	.232	.190
Net Realized and Unrealized Gain (Loss)
on Investments	(1.636)	(1.284)	5.539	6.429	2.476	3.991
Total from Investment Operations	(1.503)	(1.025)	5.790	6.684	2.708	4.181
Distributions
Dividends from Net Investment Income	(. 237)	(. 272)	(.168)	(. 290)	(.189)	(.135)
Distributions from Realized Capital Gains	(1.560)	(1.583)	(2.042)	(.444)	(1.019)	(.196)
Total Distributions	(1.797)	(1.855)	(2.210)	(.734)	(1.208)	(.331)
Net Asset Value, End of Period	$26.79	$30.09	$32.97	$29.39	$23.44	$21.94

Total Return[1]	-5.40%	-3.12%	20.34%	29.19%	13.10%	23.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$274	$291	$323	$222	$123	$116
Ratio of Total Expenses to
Average Net Assets[2]	0.58%	0.56%	0.57%	0.60%	0.59%	0.57%
Ratio of Net Investment Income to
Average Net Assets	0.89%	0.78%	0.83%	0.88%	1.00%	0.82%
Portfolio Turnover Rate	30%	35%	36%	46%	38%	41%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.02%), (0.02%), 0.04%, 0.03%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Explorer Value Fund

Notes to Financial Statements

Vanguard Explorer Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

20

Explorer Value Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Frontier Capital Management Co., LLC, Cardinal Capital Management, L.L.C., and Sterling Capital Management LLC each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Frontier Capital Management Co., LLC, is subject to quarterly adjustments based on performance relative to the Russell 2000 Value Index for the preceding three years. The basic fee of Cardinal Capital Management, L.L.C., is subject to quarterly adjustments based on performance relative to the Russell Mid-Cap Value Custom Cap-Range Index for periods prior to March 1, 2015, and the new benchmark, Russell 3000

21

Explorer Value Fund

Value Custom Index, beginning March 1, 2015, for the preceding three years. The new benchmark will be fully phased in by February 2018. The basic fee of Sterling Capital Management LLC is subject to quarterly adjustments based on performance relative to the Russell 2500 Value Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the six months ended February 29, 2016, the aggregate investment advisory fee represented an effective annual basic rate of 0.36% of the fund’s average net assets, before a net increase of $19,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $25,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	258,345	—	—
Temporary Cash Investments	15,215	600	—
Futures Contracts—Liabilities[1]	(24)	—	—
Total	273,536	600	—
1 Represents variation margin on the last day of the reporting period.

22

Explorer Value Fund

E. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	March 2016	62	6,397	(335)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At February 29, 2016, the cost of investment securities for tax purposes was $262,192,000. Net unrealized appreciation of investment securities for tax purposes was $11,968,000, consisting of unrealized gains of $40,129,000 on securities that had risen in value since their purchase and $28,161,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended February 29, 2016, the fund purchased $42,361,000 of investment securities and sold $40,312,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	February 29, 2016	August 31, 2015
	Shares	Shares
	(000)	(000)
Issued	876	1,703
Issued in Lieu of Cash Distributions	569	548
Redeemed	(883)	(2,356)
Net Increase (Decrease) in Shares Outstanding	562	(105)

I. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended February 29, 2016

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Value Fund	8/31/2015	2/29/2016	Period
Based on Actual Fund Return	$1,000.00	$946.00	$2.81
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.98	2.92
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.58%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

25

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Explorer Value Fund has renewed the fund’s investment advisory arrangements with Cardinal Capital Management, L.L.C. (Cardinal), Frontier Capital Management Co., LLC (Frontier), and Sterling Capital Management LLC (Sterling). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services since its inception in 2010, and took into account the organizational depth and stability of each advisor. The board considered the following:

Cardinal. Founded in 1995, Cardinal is an investment advisor that manages small- and mid-cap value portfolios. Cardinal utilizes fundamental research to analyze a company’s ability to generate free cash flow and deploy that cash flow efficiently, enhancing shareholder value. Cardinal’s analysts engage extensively with company management teams to understand their capital allocation decisions. Cardinal seeks to purchase companies that can generate superior cash flow and make value-creating capital allocation decisions at suppressed valuations. Cardinal has advised a portion of the fund since the fund’s inception.

Frontier. Founded in 1980, Frontier is an investment advisor with a long history of investing in small- and mid-cap stocks. Frontier employs a relative value approach that focuses on identifying companies with solid business models, unrecognized earnings power, and attractive valuations. The portfolio managers are supported by Frontier’s deep team of sector-focused analysts and other small- and mid-cap portfolio managers. Frontier has advised a portion of the fund since the fund’s inception.

Sterling. Founded in 1970, Sterling is an investment advisor that manages fixed income and equity portfolios, with the latter focused on small- and mid-sized companies. Sterling uses a value-oriented strategy that seeks to identify stocks of quality companies selling at large discounts compared with the underlying value of the business. Sterling defines quality companies as those that generate considerable cash flow, offer reinvestment opportunities with attractive returns, and enjoy competitive advantages in their business sector. Sterling has advised a portion of the fund since the fund’s inception.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the performance of the fund and each advisor since the fund’s inception, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s performance since inception can be found in the Performance Summary section of this report.

26

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Cardinal, Frontier, or Sterling in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule for Cardinal, Frontier, and Sterling. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 196 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	Chairman Emeritus and Senior Advisor
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College and
Chairman of its Finance and Enrollment Committee;	Founder
Member of the Advisory Board of the Norris Cotton	John C. Bogle
Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q16902 042016

Semiannual Report | February 29, 2016

Vanguard Russell 1000 Index Funds

Vanguard Russell 1000 Index Fund

Vanguard Russell 1000 Value Index Fund

Vanguard Russell 1000 Growth Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Russell 1000 Index Fund.	8
Russell 1000 Value Index Fund.	23
Russell 1000 Growth Index Fund.	38
About Your Fund’s Expenses.	53
Glossary.	55

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended February 29, 2016
Total
Returns
Vanguard Russell 1000 Index Fund
ETF Shares
Market Price	-2.16%
Net Asset Value	-2.10
Institutional Shares	-2.08
Russell 1000 Index	-2.03
Large-Cap Core Funds Average	-3.04
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Russell 1000 Value Index Fund
ETF Shares
Market Price	-2.95%
Net Asset Value	-2.91
Institutional Shares	-2.88
Russell 1000 Value Index	-2.87
Large-Cap Value Funds Average	-4.90
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Russell 1000 Growth Index Fund
ETF Shares
Market Price	-1.28%
Net Asset Value	-1.27
Institutional Shares	-1.25
Russell 1000 Growth Index	-1.22
Large-Cap Growth Funds Average	-4.43

Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

After posting mostly strong returns in the years since the financial crisis of 2008–2009, the broad U.S. stock market sagged over the six months ended February 29, 2016. Growth stocks were ahead of value stocks, both finished with negative returns, and large-capitalization stocks outperformed mid- and small-caps.

All three funds reviewed in this report successfully tracked their target indexes and surpassed the average returns of their peers. Vanguard Russell 1000 Growth Index Fund returned about –1%, and Vanguard Russell 1000 Value Index Fund finished at about –3%. Vanguard Russell 1000 Index Fund, a blend of growth and value stocks, returned about –2%.

Stocks mostly slumped over the fiscal half year
U.S. stocks returned about –3% for the period. Results were negative in four of the six months. Only October’s return of about 8% prevented an even weaker performance for the half year.

Fears that China’s economic slowdown would spread globally weighed on results. Oil and commodity prices, which declined through most of the period before showing some resilience in February, also concerned investors.

2

In December, the Federal Reserve increased its target for short-term interest rates to 0.25%–0.5%. Central banks in Europe and Asia, in contrast, boosted stimulus efforts to battle weak growth and low inflation.

International stocks returned about –9%, a result that would have been less severe if not for the U.S. dollar’s strength against many foreign currencies. European stocks were among the worst performers.

Bonds registered gains as investors cut their risk
The broad U.S. taxable bond market returned 2.20% over the six months. Most of the gains came in January and February as investors sought safe-haven assets amid stock market turmoil.

The yield of the 10-year U.S. Treasury note ended February at 1.74%, down from 2.18% six months earlier. (Bond prices and yields move in opposite directions.)

The Fed’s target rate, which had stayed anchored at 0%–0.25% until the small rise in December, kept a lid on returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 3.13%. Bonds globally have been buoyed by negative interest rates. In December the European Central Bank cut a key rate further into negative territory, and in late January the Bank of Japan adopted a negative-rate policy.

Market Barometer

			Total Returns
		Periods Ended February 29, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	-2.03%	-7.21%	9.92%
Russell 2000 Index (Small-caps)	-10.16	-14.97	6.11
Russell 3000 Index (Broad U.S. market)	-2.68	-7.84	9.61
FTSE All-World ex US Index (International)	-9.12	-16.79	-0.89

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.20%	1.50%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.62	3.95	5.45
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.06	0.04

CPI
Consumer Price Index	-0.51%	1.02%	1.39%

3

Utilities led the field; energy stocks lagged
The three Russell 1000 Index Funds provide exposure to the largest companies in the U.S. stock market. Investors may choose to invest broadly in the large-cap segment of the market through the Russell 1000 Index Fund, which represents more than 90% of the market’s total value. Or they may focus on the growth or value segment through one of the other funds.

Although stocks of all capitalizations declined over the six months, large-caps fared noticeably better than mid- and small-caps. When markets are volatile, investors tend to gravitate more toward larger companies, which generally provide more predictable earnings, steadier returns, and higher yields.

In a similar vein, the industry sectors viewed as defensive tend to be more attractive to investors during periods of uncertainty or volatility. When the economic picture and the financial markets are unsettled, companies that meet consumers’ primary needs are likely to be more resilient. That was certainly the case over the recent six-month period, as utilities and consumer staples outpaced the other industry sectors.

Utilities stocks were the top performers for all three funds, with returns in the neighborhood of 12%. These companies generally deliver relatively large dividends and reliable results as they provide essentials such as electricity, natural gas, water, telephone service, and wireless

Expense Ratios
Your Fund Compared With Its Peer Group

	ETF	Institutional	Peer Group
	Shares	Shares	Average
Russell 1000 Index Fund	0.12%	0.08%	1.11%
Russell 1000 Value Index Fund	0.12	0.08	1.10
Russell 1000 Growth Index Fund	0.12	0.08	1.17

The fund expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the funds’ annualized expense ratios were: for the Russell 1000 Index Fund, 0.11% for ETF Shares and 0.07% for Institutional Shares; for the Russell 1000 Value Index Fund, 0.11% for ETF Shares and 0.07% for Institutional Shares; and for the Russell 1000 Growth Index Fund, 0.10% for ETF Shares and 0.07% for Institutional Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

Peer groups: For the Russell 1000 Index Fund, Large-Cap Core Funds; for the Russell 1000 Value Index Fund, Large-Cap Value Funds; and for the Russell 1000 Growth Index Fund, Large-Cap Growth Funds.

4

communication. Electrical and telecommunications utilities contributed most of the sector’s returns over the period.

Next in line for all three funds were consumer staples stocks. Returns ranged from more than 7% for the Value Index Fund to nearly 9% for the Growth Index Fund. Most of the returns came from personal care, soft drink, and tobacco companies.

The energy sector recorded the poorest results for all three funds. Returns ranged from about –11% for the Value Index Fund to about –41% for the Growth Index Fund,

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones. So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

5

which had less than 1% exposure to the troubled sector. Although lower oil prices helped consumers, they punished the energy industry in general. Crude oil producers, gas pipeline firms, and oil well equipment and services companies hurt results most. As a group, integrated oil and gas companies declined but held up better than others in the sector. Some of the giants in this segment advanced.

The financial services sector detracted from the returns of all three funds, particularly the Value Index Fund, which had an exposure of about 30% on average. Commercial and investment banks, asset managers, insurance companies, and consumer lenders struggled. All three funds also were saddled with negative results from health care, materials and processing, and consumer discretionary stocks. The producer durables sector held up better, producing single-digit gains; the technology sector was mostly flat.

Doing what’s best for clients: That’s how we were built
It’s hard for me to believe, but this year will be my 30th with Vanguard. I knew little about the company when I started in June 1986, but I soon learned what makes Vanguard unique.

Simply put, we’re built differently.

We don’t have stockholders or outside owners. Instead, Vanguard is owned by its funds, which in turn are owned by you—Vanguard clients.

This structure matters because it ensures that our interests are completely aligned with those of our clients. We never have to weigh what’s best for clients against what’s best for the company’s owners; their interests are one and the same. Our client-owned structure is what allows us to run our funds at cost, and it’s why Vanguard’s expense ratios remain among the lowest in the industry. (See the insight box on page 5 for more on this.)

At the same time, we continually dedicate resources to enhance Vanguard’s service and investment capabilities. We aspire to provide the highest possible quality at the lowest possible price. That was true 30 years ago, it’s true today, and it will remain our focus for decades to come. After all, we’re built to put the long-term interests of our clients first.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 14, 2016

6

Your Fund’s Performance at a Glance
August 31, 2015, Through February 29, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Russell 1000 Index Fund
ETF Shares	$91.37	$88.51	$0.976	$0.000
Institutional Shares	176.99	171.45	1.919	0.000
Vanguard Russell 1000 Value Index Fund
ETF Shares	$84.77	$81.17	$1.165	$0.000
Institutional Shares	165.50	158.48	2.300	0.000
Vanguard Russell 1000 Growth Index Fund
ETF Shares	$98.24	$96.22	$0.798	$0.000
Institutional Shares	188.88	185.00	1.563	0.000

7

Russell 1000 Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	VONE	VRNIX
Expense Ratio[1]	0.12%	0.08%
30-Day SEC Yield	2.10%	2.15%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
	Fund	Index FA Index
Number of Stocks	1,027	1,025	3,906
Median Market Cap	$57.8B	$57.8B	$50.4B
Price/Earnings Ratio	19.6x	19.5x	20.1x
Price/Book Ratio	2.6x	2.6x	2.5x
Return on Equity	18.2%	18.0%	17.5%
Earnings Growth Rate	8.3%	8.3%	8.4%
Dividend Yield	2.2%	2.2%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	4%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		Russell	Market
		1000	FA
	Fund	Index	Index
Consumer Discretionary 14.9%		15.0%	15.0%
Consumer Staples	8.9	8.9	8.5
Energy	6.3	6.2	6.0
Financial Services	18.7	18.7	19.3
Health Care	14.1	14.1	14.1
Materials & Processing	3.5	3.5	3.6
Producer Durables	10.9	11.0	10.9
Technology	16.8	16.7	16.7
Utilities	5.9	5.9	5.9

Volatility Measures
		DJ
	Russell	U.S. Total
	1000	Market
	Index	FA Index
R-Squared	1.00	1.00
Beta	1.00	0.99
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Technology	2.9%
Alphabet Inc.	Computer Services
	Software & Systems	2.1
Microsoft Corp.	Computer Services
	Software & Systems	2.1
Exxon Mobil Corp.	Oil: Integrated	1.7
Johnson & Johnson	Pharmaceuticals	1.5
General Electric Co.	Diversified
	Manufacturing
	Operations	1.4
Berkshire Hathaway Inc.	Insurance: Multi-Line	1.3
Facebook Inc.	Computer Services
	Software & Systems	1.2
AT&T Inc.	Utilities:
	Telecommunications	1.2
Wells Fargo & Co.	Banks: Diversified	1.1
Top Ten		16.5%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.11% for ETF Shares and 0.07% for Institutional Shares.

8

Russell 1000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 20, 2010, Through February 29, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		0.78%	12.31%	13.90%
Net Asset Value		0.82	12.31	13.90
Institutional Shares	10/15/2010	0.87	12.36	13.46

See Financial Highlights for dividend and capital gains information.

9

Russell 1000 Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of February 29, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Amazon.com Inc.	37,044	20,468	1.1%
Walt Disney Co.	165,044	15,765	0.8%
Home Depot Inc.	126,396	15,688	0.8%
Comcast Corp. Class A	243,555	14,060	0.8%
McDonald’s Corp.	93,057	10,905	0.6%
Wal-Mart Stores Inc.	153,258	10,167	0.6%
Starbucks Corp.	145,646	8,478	0.5%
NIKE Inc. Class B	131,596	8,105	0.4%
Consumer Discretionary—Other †		174,408	9.3%
		278,044	14.9%
Consumer Staples
Procter & Gamble Co.	263,705	21,173	1.1%
Coca-Cola Co.	381,198	16,441	0.9%
PepsiCo Inc.	143,670	14,054	0.8%
Philip Morris International Inc.	150,701	13,718	0.7%
Altria Group Inc.	190,850	11,751	0.6%
CVS Health Corp.	109,540	10,644	0.6%
Consumer Staples—Other †		77,475	4.1%
		165,256	8.8%
Energy
Exxon Mobil Corp.	406,467	32,578	1.7%
Chevron Corp.	182,838	15,256	0.8%
Schlumberger Ltd.	123,292	8,843	0.5%
Energy—Other †		60,112	3.2%
		116,789	6.2%
Financial Services
Berkshire Hathaway Inc. Class B	180,811	24,259	1.3%
Wells Fargo & Co.	452,781	21,244	1.1%
JPMorgan Chase & Co.	360,681	20,306	1.1%
Visa Inc. Class A	190,492	13,790	0.7%

10

Russell 1000 Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Bank of America Corp.	1,021,280	12,786	0.7%
Citigroup Inc.	295,168	11,467	0.6%
MasterCard Inc. Class A	97,105	8,440	0.5%
Financial Services—Other †		235,333	12.6%
		347,625	18.6%
Health Care
Johnson & Johnson	269,555	28,360	1.5%
Pfizer Inc.	598,418	17,755	0.9%
Merck & Co. Inc.	274,775	13,796	0.7%
Gilead Sciences Inc.	143,021	12,479	0.7%
Allergan plc	38,088	11,050	0.6%
UnitedHealth Group Inc.	92,693	11,040	0.6%
Medtronic plc	138,344	10,706	0.6%
Amgen Inc.	73,829	10,504	0.6%
Bristol-Myers Squibb Co.	161,726	10,016	0.5%
AbbVie Inc.	160,610	8,771	0.5%
Celgene Corp.	76,966	7,760	0.4%
Health Care—Other †		119,612	6.4%
		261,849	14.0%

Materials & Processing †		64,694	3.5%

[1]Other †		3	0.0%

Producer Durables
General Electric Co.	914,005	26,634	1.5%
3M Co.	61,552	9,656	0.5%
Boeing Co.	67,092	7,929	0.4%
United Technologies Corp.	81,350	7,860	0.4%
Producer Durables—Other †		151,558	8.1%
		203,637	10.9%
Technology
Apple Inc.	560,432	54,188	2.9%
Microsoft Corp.	787,030	40,044	2.1%
Facebook Inc. Class A	210,331	22,489	1.2%
Alphabet Inc. Class A	28,016	20,094	1.1%
Alphabet Inc. Class C	28,593	19,951	1.1%
Intel Corp.	461,349	13,651	0.7%
Cisco Systems Inc.	494,640	12,950	0.7%
International Business Machines Corp.	88,161	11,552	0.6%
Oracle Corp.	307,433	11,307	0.6%
Technology—Other †		105,624	5.7%
		311,850	16.7%
Utilities
AT&T Inc.	591,644	21,861	1.1%
Verizon Communications Inc.	396,341	20,106	1.1%
Utilities—Other †		68,888	3.7%
		110,855	5.9%
Total Common Stocks (Cost $1,775,671)		1,860,602	99.5%[2]

11

Russell 1000 Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[3,4] Vanguard Market Liquidity Fund	0.475%	5,766,919	5,767	0.3%

5U.S. Government and Agency Obligations †			699	0.0%
Total Temporary Cash Investments (Cost $6,466)			6,466	0.3%[2]
[6]Total Investments (Cost $1,782,137)			1,867,068	99.8%

			Amount
			$000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			168
Receivables for Investment Securities Sold			2,456
Receivables for Accrued Income			4,328
Receivables for Capital Shares Issued			389
Other Assets			1
Total Other Assets			7,342	0.4%
Liabilities
Payables for Investment Securities Purchased			(1,121)
Collateral for Securities on Loan			(2,765)
Payables for Capital Shares Redeemed			(1)
Payables to Vanguard			(497)
Other Liabilities			(43)
Total Liabilities			(4,427)	(0.2%)
Net Assets			1,869,983	100.0%

12

Russell 1000 Index Fund

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,790,579
Undistributed Net Investment Income	5,759
Accumulated Net Realized Losses	(11,210)
Unrealized Appreciation (Depreciation)
Investment Securities	84,931
Futures Contracts	(76)
Net Assets	1,869,983

ETF Shares—Net Assets
Applicable to 6,600,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	584,136
Net Asset Value Per Share—ETF Shares	$88.51

Institutional Shares—Net Assets
Applicable to 7,499,768 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,285,847
Net Asset Value Per Share—Institutional Shares	$171.45

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.2%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $2,765,000 of collateral received for securities on loan.
5 Securities with a value of $399,000 have been segregated as initial margin for open futures contracts.
6 The total value of securities on loan is $2,643,000.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Russell 1000 Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	19,595
Interest[1]	15
Securities Lending	80
Total Income	19,690
Expenses
The Vanguard Group—Note B
Investment Advisory Services	174
Management and Administrative—ETF Shares	180
Management and Administrative—Institutional Shares	234
Marketing and Distribution—ETF Shares	24
Marketing and Distribution—Institutional Shares	18
Custodian Fees	115
Shareholders’ Reports—ETF Shares	4
Shareholders’ Reports—Institutional Shares	1
Total Expenses	750
Net Investment Income	18,940
Realized Net Gain (Loss)
Investment Securities Sold	10,595
Futures Contracts	(941)
Realized Net Gain (Loss)	9,654
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(72,393)
Futures Contracts	317
Change in Unrealized Appreciation (Depreciation)	(72,076)
Net Increase (Decrease) in Net Assets Resulting from Operations	(43,482)
1 Interest income from an affiliated company of the fund was $14,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 1000 Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,940	31,173
Realized Net Gain (Loss)	9,654	126,340
Change in Unrealized Appreciation (Depreciation)	(72,076)	(161,151)
Net Increase (Decrease) in Net Assets Resulting from Operations	(43,482)	(3,638)
Distributions
Net Investment Income
ETF Shares	(5,923)	(8,056)
Institutional Shares	(13,951)	(21,001)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(19,874)	(29,057)
Capital Share Transactions
ETF Shares	90,308	142,037
Institutional Shares	78,065	331,383
Net Increase (Decrease) from Capital Share Transactions	168,373	473,420
Total Increase (Decrease)	105,017	440,725
Net Assets
Beginning of Period	1,764,966	1,324,241
End of Period[1]	1,869,983	1,764,966
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,759,000 and $6,693,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Russell 1000 Index Fund

Financial Highlights

ETF Shares
	Six Months					Sept. 20,
	Ended					2010[1] to
			Year Ended August 31,
For a Share Outstanding	February 29,					Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$91.37	$92.70	$75.40	$64.29	$55.94	$51.78
Investment Operations
Net Investment Income	.903	1.679	1.553	1.444	1.176	.736
Net Realized and Unrealized Gain (Loss)
on Investments	(2.787)	(1.355)	17.272	11.068	8.307	3.957
Total from Investment Operations	(1.884)	.324	18.825	12.512	9.483	4.693
Distributions
Dividends from Net Investment Income	(.976)	(1.654)	(1.525)	(1.402)	(1.133)	(.533)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.976)	(1.654)	(1.525)	(1.402)	(1.133)	(.533)
Net Asset Value, End of Period	$88.51	$91.37	$92.70	$75.40	$64.29	$55.94

Total Return	-2.10%	0.29%	25.18%	19.70%	17.19%	9.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$584	$514	$380	$219	$148	$14
Ratio of Total Expenses to
Average Net Assets	0.11%	0.12%	0.12%	0.12%	0.12%	0.12%[2]
Ratio of Net Investment Income to
Average Net Assets	2.07%	1.84%	1.85%	2.09%	2.06%	1.86%[2]
Portfolio Turnover Rate [3]	4%	4%	7%	11%	36%	20%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Russell 1000 Index Fund

Financial Highlights

Institutional Shares
	Six Months					Oct. 15,
	Ended					2010[1] to
			Year Ended August 31,
For a Share Outstanding	February 29,					Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$176.99	$179.58	$146.04	$124.53	$108.35	$103.49
Investment Operations
Net Investment Income	1.775	3.329	3.060	2.850	2.314	1.348
Net Realized and Unrealized Gain (Loss)
on Investments	(5.396)	(2.641)	33.485	21.424	16.100	4.569
Total from Investment Operations	(3.621)	.688	36.545	24.274	18.414	5.917
Distributions
Dividends from Net Investment Income	(1.919)	(3.278)	(3.005)	(2.764)	(2.234)	(1.057)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.919)	(3.278)	(3.005)	(2.764)	(2.234)	(1.057)
Net Asset Value, End of Period	$171.45	$176.99	$179.58	$146.04	$124.53	$108.35

Total Return	-2.08%	0.33%	25.24%	19.73%	17.25%	5.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,286	$1,251	$944	$677	$334	$178
Ratio of Total Expenses to
Average Net Assets	0.07%	0.08%	0.08%	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to
Average Net Assets	2.11%	1.88%	1.89%	2.13%	2.10%	1.90%[2]
Portfolio Turnover Rate [3]	4%	4%	7%	11%	36%	20%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Russell 1000 Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

18

Russell 1000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

19

Russell 1000 Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $168,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,860,602	—	—
Temporary Cash Investments	5,767	699	—
Futures Contracts—Assets[1]	1	—	—
Futures Contracts—Liabilities[1]	(43)	—	—
Total	1,866,327	699	—
1 Represents variation margin on the last day of the reporting period.

20

Russell 1000 Index Fund

D. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2016	96	9,262	(76)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $20,279,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. At August 31, 2015, the fund had available capital losses totaling $936,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $1,782,137,000.

Net unrealized appreciation of investment securities for tax purposes was $84,931,000, consisting of unrealized gains of $211,828,000 on securities that had risen in value since their purchase and $126,897,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 29, 2016, the fund purchased $263,008,000 of investment securities and sold $96,419,000 of investment securities, other than temporary cash investments. Purchases and sales include $131,640,000 and $55,601,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

21

Russell 1000 Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	157,794	1,700	495,727	5,225
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(67,486)	(725)	(353,690)	(3,700)
Net Increase (Decrease)—ETF Shares	90,308	975	142,037	1,525
Institutional Shares
Issued	112,078	622	546,260	2,966
Issued in Lieu of Cash Distributions	12,786	72	19,253	105
Redeemed	(46,799)	(263)	(234,130)	(1,260)
Net Increase (Decrease)—Institutional Shares	78,065	431	331,383	1,811

H. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

22

Russell 1000 Value Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	VONV	VRVIX
Expense Ratio[1]	0.12%	0.08%
30-Day SEC Yield	2.65%	2.70%

Portfolio Characteristics
			DJ
		Russell	U.S.
		1000	Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	686	686	3,906
Median Market Cap	$51.4B	$51.4B	$50.4B
Price/Earnings Ratio	17.9x	17.7x	20.1x
Price/Book Ratio	1.7x	1.7x	2.5x
Return on Equity	12.9%	12.9%	17.5%
Earnings Growth Rate	3.9%	3.9%	8.4%
Dividend Yield	2.8%	2.8%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	3%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	6.5%	6.5%	15.0%
Consumer Staples	6.4	6.4	8.5
Energy	12.5	12.4	6.0
Financial Services	28.6	28.6	19.3
Health Care	12.1	12.1	14.1
Materials & Processing	3.0	3.0	3.6
Producer Durables	10.2	10.3	10.9
Technology	10.9	10.9	16.7
Utilities	9.8	9.8	5.9

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.96
Beta	1.00	0.96
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Oil: Integrated	3.6%
General Electric Co.	Diversified
	Manufacturing
	Operations	3.0
Johnson & Johnson	Pharmaceuticals	2.7
Berkshire Hathaway Inc.	Insurance: Multi-Line	2.5
Wells Fargo & Co.	Banks: Diversified	2.4
Procter & Gamble Co.	Personal Care	2.3
JPMorgan Chase & Co.	Diversified Financial
	Services	2.3
AT&T Inc.	Utilities:
	Telecommunications	2.1
Pfizer Inc.	Pharmaceuticals	2.0
Microsoft Corp.	Computer Services
	Software & Systems	1.9
Top Ten		24.8%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.11% for ETF Shares and 0.07% for Institutional Shares.

23

Russell 1000 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 20, 2010, Through February 29, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		-3.91%	11.12%	12.48%
Net Asset Value		-3.90	11.13	12.48
Institutional Shares	12/10/2010	-3.86	11.19	11.51

See Financial Highlights for dividend and capital gains information.

24

Russell 1000 Value Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of February 29, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Wal-Mart Stores Inc.	294,814	19,558	1.1%
Ford Motor Co.	729,650	9,128	0.5%
General Motors Co.	299,378	8,814	0.5%
Target Corp.	109,101	8,559	0.5%
Consumer Discretionary—Other †		65,685	3.8%
		111,744	6.4%
Consumer Staples
Procter & Gamble Co.	506,298	40,651	2.4%
Philip Morris International Inc.	145,249	13,222	0.8%
Mondelez International Inc. Class A	303,740	12,311	0.7%
Walgreens Boots Alliance Inc.	136,364	10,765	0.6%
Consumer Staples—Other †		33,451	1.9%
		110,400	6.4%
Energy
Exxon Mobil Corp.	780,817	62,583	3.6%
Chevron Corp.	351,043	29,291	1.7%
Schlumberger Ltd.	208,378	14,945	0.8%
Occidental Petroleum Corp.	143,583	9,881	0.6%
Phillips 66	101,068	8,024	0.5%
ConocoPhillips	229,860	7,776	0.4%
Energy—Other †		82,548	4.8%
		215,048	12.4%
Financial Services
* Berkshire Hathaway Inc. Class B	324,782	43,576	2.5%
Wells Fargo & Co.	869,357	40,790	2.4%
JPMorgan Chase & Co.	692,503	38,988	2.2%
Bank of America Corp.	1,960,739	24,548	1.4%
Citigroup Inc.	565,871	21,984	1.3%
Goldman Sachs Group Inc.	80,790	12,081	0.7%
US Bancorp	312,751	12,047	0.7%

25

Russell 1000 Value Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
American International Group Inc.	230,956	11,594	0.7%
* Chubb Ltd.	86,635	10,009	0.6%
PNC Financial Services Group Inc.	96,558	7,851	0.5%
American Express Co.	129,785	7,213	0.4%
Morgan Stanley	286,245	7,070	0.4%
MetLife Inc.	174,989	6,923	0.4%
Financial Services—Other †		248,245	14.3%
		492,919	28.5%
Health Care
Johnson & Johnson	451,115	47,462	2.7%
Pfizer Inc.	1,149,006	34,091	2.0%
Merck & Co. Inc.	466,822	23,439	1.4%
Medtronic plc	265,889	20,577	1.2%
* Allergan plc	40,165	11,652	0.7%
Abbott Laboratories	278,034	10,771	0.6%
Health Care—Other †		61,053	3.5%
		209,045	12.1%
Materials & Processing
Dow Chemical Co.	181,167	8,807	0.5%
Materials & Processing—Other †		43,083	2.5%
		51,890	3.0%
Producer Durables
General Electric Co.	1,756,174	51,175	2.9%
United Technologies Corp.	141,816	13,702	0.8%
Danaher Corp.	89,623	8,001	0.5%
Raytheon Co.	56,895	7,046	0.4%
Producer Durables—Other †		95,450	5.5%
		175,374	10.1%
Technology
Microsoft Corp.	653,634	33,257	1.9%
Cisco Systems Inc.	949,477	24,857	1.4%
Intel Corp.	823,908	24,379	1.4%
QUALCOMM Inc.	237,956	12,086	0.7%
International Business Machines Corp.	75,315	9,869	0.6%
Oracle Corp.	236,105	8,684	0.5%
EMC Corp.	332,160	8,679	0.5%
Technology—Other †		65,439	3.8%
		187,250	10.8%
Utilities
AT&T Inc.	968,950	35,803	2.1%
Duke Energy Corp.	128,836	9,570	0.6%
NextEra Energy Inc.	82,771	9,338	0.5%
Southern Co.	169,329	8,158	0.5%
Dominion Resources Inc.	105,068	7,346	0.4%
Utilities—Other †		99,025	5.7%
		169,240	9.8%
Total Common Stocks (Cost $1,788,005)		1,722,910	99.5%[1]

26

Russell 1000 Value Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[2,3] Vanguard Market Liquidity Fund	0.475%	2,825,000	2,825	0.2%

4U.S. Government and Agency Obligations †			1,799	0.1%
Total Temporary Cash Investments (Cost $4,624)			4,624	0.3%[1]
[5]Total Investments (Cost $1,792,629)			1,727,534	99.8%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			154
Receivables for Investment Securities Sold			2,572
Receivables for Accrued Income			5,763
Receivables for Capital Shares Issued			1,152
Other Assets			1
Total Other Assets			9,642	0.6%
Liabilities
Payables for Investment Securities Purchased			(3,464)
Collateral for Securities on Loan			(2,018)
Payables for Capital Shares Redeemed			(205)
Payables to Vanguard			(502)
Other Liabilities			(40)
Total Liabilities			(6,229)	(0.4%)
Net Assets			1,730,947	100.0%

27

Russell 1000 Value Index Fund

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,795,008
Undistributed Net Investment Income	6,694
Accumulated Net Realized Losses	(5,709)
Unrealized Appreciation (Depreciation)
Investment Securities	(65,095)
Futures Contracts	49
Net Assets	1,730,947

ETF Shares—Net Assets
Applicable to 5,400,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	438,327
Net Asset Value Per Share—ETF Shares	$81.17

Institutional Shares—Net Assets
Applicable to 8,156,227 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,292,620
Net Asset Value Per Share—Institutional Shares	$158.48

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $2,018,000 of collateral received for securities on loan.
4 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
5 The total value of securities on loan is $1,920,000.
See accompanying Notes, which are an integral part of the Financial Statements.

28

Russell 1000 Value Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	22,558
Interest[1]	13
Securities Lending	92
Total Income	22,663
Expenses
The Vanguard Group—Note B
Investment Advisory Services	163
Management and Administrative—ETF Shares	154
Management and Administrative—Institutional Shares	281
Marketing and Distribution—ETF Shares	18
Marketing and Distribution—Institutional Shares	19
Custodian Fees	51
Shareholders’ Reports—ETF Shares	3
Shareholders’ Reports—Institutional Shares	1
Total Expenses	690
Net Investment Income	21,973
Realized Net Gain (Loss)
Investment Securities Sold	29,336
Futures Contracts	(330)
Realized Net Gain (Loss)	29,006
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(103,546)
Futures Contracts	375
Change in Unrealized Appreciation (Depreciation)	(103,171)
Net Increase (Decrease) in Net Assets Resulting from Operations	(52,192)
1 Interest income from an affiliated company of the fund was $11,000.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Russell 1000 Value Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,973	36,985
Realized Net Gain (Loss)	29,006	142,446
Change in Unrealized Appreciation (Depreciation)	(103,171)	(247,952)
Net Increase (Decrease) in Net Assets Resulting from Operations	(52,192)	(68,521)
Distributions
Net Investment Income
ETF Shares	(5,950)	(7,743)
Institutional Shares	(18,024)	(27,223)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(23,974)	(34,966)
Capital Share Transactions
ETF Shares	50,209	151,113
Institutional Shares	67,022	137,171
Net Increase (Decrease) from Capital Share Transactions	117,231	288,284
Total Increase (Decrease)	41,065	184,797
Net Assets
Beginning of Period	1,689,882	1,505,085
End of Period[1]	1,730,947	1,689,882
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,694,000 and $8,695,000.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Russell 1000 Value Index Fund

Financial Highlights

ETF Shares

	Six Months					Sept. 20,
	Ended					2010[1] to
For a Share Outstanding	February 29,		Year Ended August 31,			Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$84.77	$89.83	$73.82	$61.49	$53.57	$51.46
Investment Operations
Net Investment Income	1.043	1.990	1.774	1.610	1.228	.876
Net Realized and Unrealized Gain (Loss)
on Investments	(3.478)	(5.097)	15.967	12.290	7.833	1.886
Total from Investment Operations	(2.435)	(3.107)	17.741	13.900	9.061	2.762
Distributions
Dividends from Net Investment Income	(1.165)	(1.953)	(1.731)	(1.570)	(1.141)	(.652)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.165)	(1.953)	(1.731)	(1.570)	(1.141)	(.652)
Net Asset Value, End of Period	$81.17	$84.77	$89.83	$73.82	$61.49	$53.57

Total Return	-2.91%	-3.59%	24.27%	22.90%	17.17%	5.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$438	$407	$283	$137	$46	$27
Ratio of Total Expenses to
Average Net Assets	0.11%	0.12%	0.12%	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to
Net Assets	2.61%	2.26%	2.22%	2.39%	2.48%	2.23%[2]
Portfolio Turnover Rate [3]	3%	18%	16%	26%	29%	39%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Russell 1000 Value Index Fund

Financial Highlights

Institutional Shares

	Six Months					Dec. 10,
	Ended					2010[1] to
For a Share Outstanding	February 29,		Year Ended August 31,			Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$165.50	$175.38	$144.13	$120.04	$104.59	$108.03
Investment Operations
Net Investment Income	2.061	3.946	3.528	3.228	2.474	1.239
Net Realized and Unrealized Gain (Loss)
on Investments	(6.781)	(9.955)	31.182	24.017	15.262	(3.373)
Total from Investment Operations	(4.720)	(6.009)	34.710	27.245	17.736	(2.134)
Distributions
Dividends from Net Investment Income	(2.300)	(3.871)	(3.460)	(3.155)	(2.286)	(1.306)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(2.300)	(3.871)	(3.460)	(3.155)	(2.286)	(1.306)
Net Asset Value, End of Period	$158.48	$165.50	$175.38	$144.13	$120.04	$104.59

Total Return	-2.88%	-3.55%	24.33%	23.00%	17.23%	-2.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,293	$1,283	$1,222	$797	$541	$164
Ratio of Total Expenses to
Average Net Assets	0.07%	0.08%	0.08%	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to
Average Net Assets	2.65%	2.30%	2.26%	2.46%	2.55%	2.30%[2]
Portfolio Turnover Rate [3]	3%	18%	16%	26%	29%	39%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Russell 1000 Value Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

33

Russell 1000 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

34

Russell 1000 Value Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $154,000, representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,722,910	—	—
Temporary Cash Investments	2,825	1,799	—
Futures Contracts—Assets[1]	1	—	—
Futures Contracts—Liabilities[1]	(34)	—	—
Total	1,725,702	1,799	—
1 Represents variation margin on the last day of the reporting period.

35

Russell 1000 Value Index Fund

D. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2016	81	7,814	49

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $26,886,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $7,372,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $1,792,637,000. Net unrealized depreciation of investment securities for tax purposes was $65,103,000, consisting of unrealized gains of $117,617,000 on securities that had risen in value since their purchase and $182,720,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 29, 2016, the fund purchased $257,557,000 of investment securities and sold $134,987,000 of investment securities, other than temporary cash investments. Purchases and sales include $106,994,000 and $111,175,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

36

Russell 1000 Value Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	171,791	2,050	589,698	6,475
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(121,582)	(1,450)	(438,585)	(4,825)
Net Increase (Decrease)—ETF Shares	50,209	600	151,113	1,650
Institutional Shares
Issued	155,747	949	406,222	2,305
Issued in Lieu of Cash Distributions	17,165	106	25,336	144
Redeemed	(105,890)	(651)	(294,387)	(1,665)
Net Increase (Decrease)—Institutional Shares	67,022	404	137,171	784

H. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

37

Russell 1000 Growth Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	VONG	VRGWX
Expense Ratio[1]	0.12%	0.08%
30-Day SEC Yield	1.59%	1.64%

Portfolio Characteristics
			DJ
		Russell	U.S.
		1000	Total
		Growth	Market
	Fund	Index FA Index
Number of Stocks	641	638	3,906
Median Market Cap	$67.9B	$66.0B	$50.4B
Price/Earnings Ratio	21.6x	21.6x	20.1x
Price/Book Ratio	5.2x	5.2x	2.5x
Return on Equity	24.0%	23.6%	17.5%
Earnings Growth Rate	12.4%	12.4%	8.4%
Dividend Yield	1.7%	1.7%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	2%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary 22.8%		22.9%	15.0%
Consumer Staples	11.2	11.2	8.5
Energy	0.5	0.5	6.0
Financial Services	9.5	9.4	19.3
Health Care	15.9	15.8	14.1
Materials & Processing	3.9	3.9	3.6
Producer Durables	11.6	11.7	10.9
Technology	22.2	22.2	16.7
Utilities	2.4	2.4	5.9

Volatility Measures
		DJ
		U.S. Total
	Russell 1000	Market
	Growth Index	FA Index
R-Squared	1.00	0.96
Beta	1.00	1.01
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Technology	5.6%
Alphabet Inc.	Computer Services
	Software & Systems	4.1
Microsoft Corp.	Computer Services
	Software & Systems	2.3
Facebook Inc.	Computer Services
	Software & Systems	2.3
Amazon.com Inc.	Diversified Retail	2.1
Verizon Communications	Utilities:
Inc.	Telecommunications	1.9
Coca-Cola Co.	Beverage: Soft
	Drinks	1.7
Walt Disney Co.	Entertainment	1.6
Home Depot Inc.	Specialty Retail	1.6
PepsiCo Inc.	Beverage: Soft
	Drinks	1.5
Top Ten		24.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.10% for ETF Shares and 0.07% for Institutional Shares.

38

Russell 1000 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 20, 2010, Through February 29, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		5.55%	13.36%	15.20%
Net Asset Value		5.52	13.36	15.19
Institutional Shares	12/6/2010	5.57	13.43	13.65

See Financial Highlights for dividend and capital gains information.

39

Russell 1000 Growth Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of February 29, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Amazon.com Inc.	82,630	45,655	2.1%
Walt Disney Co.	367,827	35,135	1.6%
Home Depot Inc.	281,643	34,958	1.6%
Comcast Corp. Class A	490,211	28,300	1.3%
McDonald’s Corp.	207,603	24,329	1.1%
Starbucks Corp.	324,944	18,915	0.9%
NIKE Inc. Class B	293,629	18,085	0.8%
Costco Wholesale Corp.	95,329	14,302	0.7%
* Priceline Group Inc.	11,232	14,211	0.7%
Lowe’s Cos. Inc.	206,107	13,918	0.7%
Time Warner Cable Inc.	61,258	11,692	0.5%
TJX Cos. Inc.	147,457	10,927	0.5%
Consumer Discretionary—Other †		219,292	10.2%
		489,719	22.7%
Consumer Staples
Coca-Cola Co.	850,066	36,663	1.7%
PepsiCo Inc.	320,029	31,305	1.5%
Altria Group Inc.	400,638	24,667	1.1%
CVS Health Corp.	226,457	22,005	1.0%
Philip Morris International Inc.	167,112	15,212	0.7%
Colgate-Palmolive Co.	171,819	11,278	0.5%
Kraft Heinz Co.	128,378	9,888	0.5%
Consumer Staples—Other †		89,085	4.1%
		240,103	11.1%

Energy †		10,835	0.5%

Financial Services
Visa Inc. Class A	424,405	30,723	1.4%
MasterCard Inc. Class A	216,513	18,819	0.9%

40

Russell 1000 Growth Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Simon Property Group Inc.	67,468	12,801	0.6%
* PayPal Holdings Inc.	263,195	10,038	0.5%
Financial Services—Other †		130,221	6.0%
		202,602	9.4%
Health Care
Gilead Sciences Inc.	318,640	27,801	1.3%
Amgen Inc.	164,646	23,426	1.1%
UnitedHealth Group Inc.	196,103	23,356	1.1%
Bristol-Myers Squibb Co.	360,955	22,354	1.0%
AbbVie Inc.	358,364	19,570	0.9%
* Celgene Corp.	171,734	17,316	0.8%
Eli Lilly & Co.	211,902	15,257	0.7%
* Biogen Inc.	48,261	12,520	0.6%
* Allergan plc	38,411	11,143	0.5%
Health Care—Other †		167,896	7.8%
		340,639	15.8%

Materials & Processing †		83,497	3.9%

[1]Other †		6	0.0%

Producer Durables
3M Co.	137,429	21,558	1.0%
Boeing Co.	149,797	17,703	0.8%
Honeywell International Inc.	169,244	17,153	0.8%
Union Pacific Corp.	189,564	14,949	0.7%
United Parcel Service Inc. Class B	151,904	14,666	0.7%
Accenture plc Class A	136,050	13,640	0.6%
Lockheed Martin Corp.	42,218	9,110	0.4%
Producer Durables—Other †		141,381	6.6%
		250,160	11.6%
Technology
Apple Inc.	1,248,821	120,748	5.6%
Microsoft Corp.	994,319	50,591	2.4%
* Facebook Inc. Class A	469,163	50,163	2.3%
* Alphabet Inc. Class A	62,496	44,823	2.1%
* Alphabet Inc. Class C	63,765	44,493	2.1%
Oracle Corp.	411,621	15,139	0.7%
International Business Machines Corp.	109,154	14,302	0.7%
Texas Instruments Inc.	225,278	11,944	0.6%
* salesforce.com inc	142,186	9,633	0.4%
* Adobe Systems Inc.	108,481	9,237	0.4%
Technology—Other †		106,496	4.9%
		477,569	22.2%
Utilities
Verizon Communications Inc.	820,448	41,621	2.0%
Utilities—Other †		9,185	0.4%
		50,806	2.4%
Total Common Stocks (Cost $1,897,667)		2,145,936	99.6%[2]

41

Russell 1000 Growth Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[3,4] Vanguard Market Liquidity Fund	0.475%	8,951,812	8,952	0.4%

5U.S. Government and Agency Obligations †			599	0.0%
Total Temporary Cash Investments (Cost $9,551)			9,551	0.4%[2]
[6]Total Investments (Cost $1,907,218)			2,155,487	100.0%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			192
Receivables for Investment Securities Sold			3,064
Receivables for Accrued Income			2,945
Receivables for Capital Shares Issued			1,110
Other Assets			1
Total Other Assets			7,312	0.4%
Liabilities
Payables for Investment Securities Purchased			(1,132)
Collateral for Securities on Loan			(5,968)
Payables for Capital Shares Redeemed			(64)
Payables to Vanguard			(578)
Other Liabilities			(99)
Total Liabilities			(7,841)	(0.4%)
Net Assets			2,154,958	100.0%

42

Russell 1000 Growth Index Fund

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,944,502
Undistributed Net Investment Income	4,909
Accumulated Net Realized Losses	(42,719)
Unrealized Appreciation (Depreciation)
Investment Securities	248,269
Futures Contracts	(3)
Net Assets	2,154,958

ETF Shares—Net Assets
Applicable to 5,251,711 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	505,329
Net Asset Value Per Share—ETF Shares	$96.22

Institutional Shares—Net Assets
Applicable to 8,917,015 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,649,629
Net Asset Value Per Share—Institutional Shares	$185.00

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.1%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $5,968,000 of collateral received for securities on loan.
5 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
6 The total value of securities on loan is $5,750,000.
See accompanying Notes, which are an integral part of the Financial Statements.

43

Russell 1000 Growth Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	17,428
Interest[1]	8
Securities Lending	96
Total Income	17,532
Expenses
The Vanguard Group—Note B
Investment Advisory Services	197
Management and Administrative—ETF Shares	179
Management and Administrative—Institutional Shares	371
Marketing and Distribution—ETF Shares	20
Marketing and Distribution—Institutional Shares	23
Custodian Fees	44
Shareholders’ Reports—ETF Shares	3
Shareholders’ Reports—Institutional Shares	1
Total Expenses	838
Net Investment Income	16,694
Realized Net Gain (Loss)
Investment Securities Sold	14,601
Futures Contracts	(278)
Realized Net Gain (Loss)	14,323
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(62,260)
Futures Contracts	193
Change in Unrealized Appreciation (Depreciation)	(62,067)
Net Increase (Decrease) in Net Assets Resulting from Operations	(31,050)
1 Interest income from an affiliated company of the fund was $8,000.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Russell 1000 Growth Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,694	28,226
Realized Net Gain (Loss)	14,323	139,295
Change in Unrealized Appreciation (Depreciation)	(62,067)	(107,235)
Net Increase (Decrease) in Net Assets Resulting from Operations	(31,050)	60,286
Distributions
Net Investment Income
ETF Shares	(3,898)	(5,242)
Institutional Shares	(13,068)	(22,086)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(16,966)	(27,328)
Capital Share Transactions
ETF Shares	64,964	156,308
Institutional Shares	126,040	67,889
Net Increase (Decrease) from Capital Share Transactions	191,004	224,197
Total Increase (Decrease)	142,988	257,155
Net Assets
Beginning of Period	2,011,970	1,754,815
End of Period[1]	2,154,958	2,011,970
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,909,000 and $5,181,000.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Russell 1000 Growth Index Fund

Financial Highlights

ETF Shares

	Six Months					Sept. 20,
	Ended					2010[1] to
For a Share Outstanding	February 29,		Year Ended August 31,			Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$98.24	$95.74	$77.02	$67.41	$58.31	$52.12
Investment Operations
Net Investment Income	.764	1.466	1.293	1.226	.900	.579
Net Realized and Unrealized Gain (Loss)
on Investments	(1.986)	2.481	18.713	9.611	9.023	6.044
Total from Investment Operations	(1.222)	3.947	20.006	10.837	9.923	6.623
Distributions
Dividends from Net Investment Income	(.798)	(1.447)	(1.286)	(1.227)	(.823)	(.433)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.798)	(1.447)	(1.286)	(1.227)	(.823)	(.433)
Net Asset Value, End of Period	$96.22	$98.24	$95.74	$77.02	$67.41	$58.31

Total Return	-1.27%	4.11%	26.15%	16.27%	17.18%	12.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$505	$452	$295	$148	$76	$52
Ratio of Total Expenses to
Average Net Assets	0.10%	0.12%	0.12%	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to
Average Net Assets	1.58%	1.47%	1.51%	1.73%	1.59%	1.47%[2]
Portfolio Turnover Rate [3]	2%	20%	18%	29%	25%	30%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Russell 1000 Growth Index Fund

Financial Highlights

Institutional Shares
	Six Months					Dec. 6,
	Ended					2010[1] to
			Year Ended August 31,
For a Share Outstanding	February 29,					Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$188.88	$184.06	$148.07	$129.59	$112.09	$110.81
Investment Operations
Net Investment Income	1.499	2.882	2.544	2.446	1.812	.879
Net Realized and Unrealized Gain (Loss)
on Investments	(3.816)	4.782	35.986	18.488	17.342	1.278
Total from Investment Operations	(2.317)	7.664	38.530	20.934	19.154	2.157
Distributions
Dividends from Net Investment Income	(1.563)	(2.844)	(2.540)	(2.454)	(1.654)	(.877)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.563)	(2.844)	(2.540)	(2.454)	(1.654)	(.877)
Net Asset Value, End of Period	$185.00	$188.88	$184.06	$148.07	$129.59	$112.09

Total Return	-1.25%	4.15%	26.20%	16.35%	17.26%	1.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,650	$1,560	$1,460	$992	$576	$154
Ratio of Total Expenses to
Average Net Assets	0.07%	0.08%	0.08%	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to
Average Net Assets	1.61%	1.51%	1.55%	1.80%	1.66%	1.54%[2]
Portfolio Turnover Rate [3]	2%	20%	18%	29%	25%	30%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Russell 1000 Growth Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

48

Russell 1000 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

49

Russell 1000 Growth Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $192,000, representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,145,936	—	—
Temporary Cash Investments	8,952	599	—
Futures Contracts—Assets[1]	1	—	—
Futures Contracts—Liabilities[1]	(40)	—	—
Total	2,154,849	599	—
1 Represents variation margin on the last day of the reporting period.

50

Russell 1000 Growth Index Fund

D. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2016	81	7,814	(3)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $14,959,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $41,430,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $1,907,218,000. Net unrealized appreciation of investment securities for tax purposes was $248,269,000, consisting of unrealized gains of $340,264,000 on securities that had risen in value since their purchase and $91,995,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 29, 2016, the fund purchased $245,435,000 of investment securities and sold $58,152,000 of investment securities, other than temporary cash investments. Purchases and sales include $77,509,000 and $37,053,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

51

Russell 1000 Growth Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	107,782	1,075	591,973	5,900
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(42,818)	(425)	(435,665)	(4,375)
Net Increase (Decrease)—ETF Shares	64,964	650	156,308	1,525
Institutional Shares
Issued	194,637	1,019	431,791	2,235
Issued in Lieu of Cash Distributions	12,338	64	20,780	109
Redeemed	(80,935)	(424)	(384,682)	(2,019)
Net Increase (Decrease)—Institutional Shares	126,040	659	67,889	325

H. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

52

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

53

Six Months Ended February 29, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2015	2/29/2016	Period
Based on Actual Fund Return
Russell 1000 Index Fund
ETF Shares	$1,000.00	$979.03	$0.54
Institutional Shares	1,000.00	979.25	0.34
Russell 1000 Value Index Fund
ETF Shares	$1,000.00	$970.89	$0.54
Institutional Shares	1,000.00	971.17	0.34
Russell 1000 Growth Index Fund
ETF Shares	$1,000.00	$987.26	$0.49
Institutional Shares	1,000.00	987.48	0.35
Based on Hypothetical 5% Yearly Return
Russell 1000 Index Fund
ETF Shares	$1,000.00	$1,024.32	$0.55
Institutional Shares	1,000.00	1,024.52	0.35
Russell 1000 Value Index Fund
ETF Shares	$1,000.00	$1,024.32	$0.55
Institutional Shares	1,000.00	1,024.52	0.35
Russell 1000 Growth Index Fund
ETF Shares	$1,000.00	$1,024.37	$0.50
Institutional Shares	1,000.00	1,024.52	0.35
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Russell 1000 Index Fund, 0.11% for ETF Shares and 0.07% for Institutional Shares; for the Russell 1000 Value Index Fund, 0.11% for ETF Shares and 0.07% for Institutional Shares; and for the Russell 1000 Growth Index Fund, 0.10% for ETF Shares and 0.07% for Institutional Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

54

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

55

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

56

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 196 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Independent Trustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	Chairman Emeritus and Senior Advisor
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College and	Chief Executive Officer and President, 1996–2008
Chairman of its Finance and Enrollment Committee;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center.
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The Russell Indexes and Russell® are registered
Direct Investor Account Services > 800-662-2739	trademarks of Russell Investments and have been
Institutional Investor Services > 800-523-1036	licensed for use by The Vanguard Group, Inc. The
Text Telephone for People	products are not sponsored, endorsed, sold, or
Who Are Deaf or Hard of Hearing> 800-749-7273	promoted by Russell Investments and Russell
Investments makes no representation regarding the
This material may be used in conjunction	advisability of investing in the products.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18482 042016

Semiannual Report | February 29, 2016

Vanguard Russell 2000 Index Funds

Vanguard Russell 2000 Index Fund

Vanguard Russell 2000 Value Index Fund

Vanguard Russell 2000 Growth Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Russell 2000 Index Fund.	8
Russell 2000 Value Index Fund.	23
Russell 2000 Growth Index Fund.	38
About Your Fund’s Expenses.	53
Glossary.	55

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended February 29, 2016
Total
Returns
Vanguard Russell 2000 Index Fund
ETF Shares
Market Price	-10.18%
Net Asset Value	-10.14
Institutional Shares	-10.10
Russell 2000 Index	-10.16
Small-Cap Core Funds Average	-8.34
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Russell 2000 Value Index Fund
ETF Shares
Market Price	-6.80%
Net Asset Value	-6.79
Institutional Shares	-6.72
Russell 2000 Value Index	-6.73
Small-Cap Value Funds Average	-7.13
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Russell 2000 Growth Index Fund
ETF Shares
Market Price	-13.46%
Net Asset Value	-13.43
Institutional Shares	-13.38
Russell 2000 Growth Index	-13.47
Small-Cap Growth Funds Average	-13.61

Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

U.S. stocks ended in negative territory for the six months ended February 29, 2016. Small-capitalization stocks fared worst as investors grew more risk-averse in a volatile market environment. Within the small-cap arena, growth stocks posted considerably lower returns than their value counterparts.

Returns for the Vanguard Russell 2000 Index Funds ranged from –13.43% for the Russell 2000 Growth Index Fund to –6.79% for the Russell 2000 Value Index Fund. The Russell 2000 Index Fund, which includes both growth and value stocks, returned –10.14%. (The returns cited in this letter are for ETF Shares based on net asset value.)

Each fund met its objective of closely tracking its target index. The Growth and Value Index Funds exceeded the average returns of their fund peers. The Russell 2000 Index Fund trailed the average return of its peers.

Stocks mostly slumped over the fiscal half year
U.S. stocks returned about –3% for the period. Results were negative in four of the six months. Only October’s return of about 8% prevented an even weaker performance for the half year.

2

Fears that China’s economic slowdown would spread globally weighed on results. Oil and commodity prices, which declined through most of the period before showing some resiliency in February, also concerned investors.

In December, the Federal Reserve increased its target for short-term interest rates to 0.25%–0.5%. Central banks in Europe and Asia, in contrast, boosted stimulus efforts to battle weak growth and low inflation.

International stocks returned about –9%, a result that would have been less severe if not for the U.S. dollar’s strength against many foreign currencies. European stocks were among the worst performers.

Bonds registered gains as investors cut their risk
The broad U.S. taxable bond market returned 2.20% over the six months. Most of the gains came in January and February as investors sought safe-haven assets amid stock market turmoil. The yield of the 10-year U.S. Treasury note closed at 1.74% in February, down from 2.18% six months earlier. (Bond prices and yields move in opposite directions.)

The Fed’s target rate, which stayed anchored at 0%–0.25% until the small rise in December, kept a lid on returns for money market funds and savings accounts.

Market Barometer
			Total Returns
		Periods Ended February 29, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	-2.03%	-7.21%	9.92%
Russell 2000 Index (Small-caps)	-10.16	-14.97	6.11
Russell 3000 Index (Broad U.S. market)	-2.68	-7.84	9.61
FTSE All-World ex US Index (International)	-9.12	-16.79	-0.89

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.20%	1.50%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.62	3.95	5.45
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.06	0.04

CPI
Consumer Price Index	-0.51%	1.02%	1.39%

3

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 3.13%. Bonds globally have been buoyed by negative interest rates. In December the European Central Bank cut a key rate further into negative territory, and in late January the Bank of Japan adopted a negative-rate policy.

In a rocky period for stocks, small-caps were punished
The three Russell 2000 Index Funds covered in this report represent the small-cap segment of the broad U.S. stock market.

Although small-cap stocks generally have greater potential for growth than large-caps, they’re usually more vulnerable to setbacks in times of market uncertainty.

During the most recent fiscal period, investors were wary of smaller companies, which tend to lack the diverse business lines or the resources and cash reserves of larger firms.

Small-cap growth stocks, which have led their value counterparts in recent years, took a back seat this time around. Growth stocks are typically priced at a premium compared to the rest of the market because of their perceived stronger earnings potential.

The Growth Index Fund recorded the poorest return because of its outsized exposure to health care stocks, which declined in all three funds. High valuations, especially among biotechnology stocks,

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
Russell 2000 Index Fund	0.15%	0.08%	1.25%
Russell 2000 Value Index Fund	0.20	0.08	1.33
Russell 2000 Growth Index Fund	0.20	0.08	1.36

The fund expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the funds’ annualized expense ratios were: for the Russell 2000 Index Fund, 0.14% for ETF Shares and 0.07% for Institutional Shares; for the Russell 2000 Value Index Fund, 0.19% for ETF Shares and 0.07% for Institutional Shares; and for the Russell 2000 Growth Index Fund, 0.18% for ETF Shares and 0.07% for Institutional Shares. The peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

Peer groups: For the Russell 2000 Index Fund, Small-Cap Core Funds; for the Russell 2000 Value Index Fund, Small-Cap Value Funds; and for the Russell 2000 Growth Index Fund, Small-Cap Growth Funds.

4

were a concern. Merger and acquisition activity, which in other periods has buoyed biotech and pharmaceutical stocks, slowed.

Technology holdings weighed on the performance of the Russell 2000 Index Fund and the Growth Index Fund, as investors worried about the U.S. economy’s growth prospects. Consumer discretionary stocks fell in all three funds as consumers spent less on nonessential items.

The financial services sector was another source of weakness for all three funds. Banks and providers of consumer finance and credit services struggled in the low interest rate environment.

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones. So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

5

Energy stocks declined most. The plunge in oil prices hit energy companies hard, with the sector’s returns ranging from –41% to –45% across the three funds.

The utilities sector was the top performer for all three funds, with returns around 10%. Investors were drawn to these stocks because they generally deliver relatively reliable returns and large dividends, an attractive feature in a volatile and low-interest rate environment.

Doing what’s best for clients: That’s how we were built
It’s hard for me to believe, but this year will be my 30th with Vanguard. I knew little about the company when I started in June 1986, but I soon learned what makes Vanguard unique.

Simply put, we’re built differently.

We don’t have stockholders or outside owners. Instead, Vanguard is owned by its funds, which in turn are owned by you—Vanguard clients.

This structure matters because it ensures that our interests are completely aligned with those of our clients. We never have to weigh what’s best for clients against what’s best for the company’s owners; their interests are one and the same. Our client-owned structure is what allows us to run our funds at cost, and it’s why Vanguard’s expense ratios remain among the lowest in the industry. (See the insight box on page 5 for more on this.)

At the same time, we continually dedicate resources to enhance Vanguard’s service and investment capabilities. We aspire to provide the highest possible quality at the lowest possible price. That was true 30 years ago, it’s true today, and it will remain our focus for decades to come. After all, we’re built to put the long-term interests of our clients first.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 16, 2016

6

Your Fund’s Performance at a Glance
August 31, 2015, Through February 29, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Russell 2000 Index Fund
ETF Shares	$92.71	$82.31	$1.107	$0.000
Institutional Shares	177.40	157.44	2.256	0.000
Vanguard Russell 2000 Value Index Fund
ETF Shares	$81.88	$74.80	$1.621	$0.000
Institutional Shares	161.59	147.52	3.397	0.000
Vanguard Russell 2000 Growth Index Fund
ETF Shares	$104.34	$89.69	$0.735	$0.000
Institutional Shares	198.85	170.84	1.621	0.000

7

Russell 2000 Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	VTWO	VRTIX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	1.50%	1.61%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		2000	Market
	Fund	Index FA Index
Number of Stocks	1,980	1,967	3,906
Median Market Cap	$1.6B	$1.6B	$50.4B
Price/Earnings Ratio	29.4x	29.2x	20.1x
Price/Book Ratio	1.9x	1.9x	2.5x
Return on Equity	11.0%	11.0%	17.5%
Earnings Growth Rate	9.9%	9.9%	8.4%
Dividend Yield	1.7%	1.7%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	7%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		Russell	Market
		2000	FA
	Fund	Index	Index
Consumer Discretionary 15.0%		15.0%	15.0%
Consumer Staples	3.6	3.5	8.5
Energy	2.0	2.0	6.0
Financial Services	27.2	27.2	19.3
Health Care	13.8	13.8	14.1
Materials & Processing	5.9	5.9	3.6
Producer Durables	12.3	12.4	10.9
Technology	14.7	14.7	16.7
Utilities	5.5	5.5	5.9

Volatility Measures
		DJ
	Russell	U.S. Total
	2000	Market
	Index	FA Index
R-Squared	1.00	0.75
Beta	1.00	1.15
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
STERIS plc	Medical & Dental
	Instruments &
	Supplies	0.4%
CubeSmart	Specialized REITs	0.3
TreeHouse Foods Inc.	Foods	0.3
Piedmont Natural Gas	Utilities: Gas
Co. Inc.	Distributors	0.3
Vail Resorts Inc.	Leisure Time	0.3
West Pharmaceutical	Medical & Dental
Services Inc.	Instruments &
	Supplies	0.3
MarketAxess Holdings	Securities Brokerage
Inc.	& Services	0.3
Post Holdings Inc.	Foods	0.3
Burlington Stores Inc.	Specialty Retail	0.3
Sovran Self Storage Inc.	Specialized REITs	0.3
Top Ten		3.1%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.14% for ETF Shares and 0.07% for Institutional Shares.

8

Russell 2000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 20, 2010, Through February 29, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		-4.43%	9.14%	11.99%
Net Asset Value		-4.42	9.16	12.00
Institutional Shares	12/22/2010	-4.35	9.23	9.01

See Financial Highlights for dividend and capital gains information.

9

Russell 2000 Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of February 29, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Vail Resorts Inc.	21,673	2,761	0.3%
Burlington Stores Inc.	44,800	2,511	0.3%
Pool Corp.	25,889	2,078	0.2%
Consumer Discretionary—Other †		128,285	14.2%
		135,635	15.0%
Consumer Staples
TreeHouse Foods Inc.	33,530	2,831	0.3%
Post Holdings Inc.	36,587	2,541	0.3%
Casey’s General Stores Inc.	23,083	2,437	0.3%
Consumer Staples—Other †		24,369	2.7%
		32,178	3.6%

Energy †		17,910	2.0%

Financial Services
CubeSmart	99,168	2,965	0.3%
MarketAxess Holdings Inc.	22,175	2,627	0.3%
Sovran Self Storage Inc.	23,399	2,491	0.3%
Highwoods Properties Inc.	55,879	2,434	0.3%
First American Financial Corp.	64,400	2,385	0.3%
Investors Bancorp Inc.	207,199	2,345	0.3%
EPR Properties	33,976	2,114	0.3%
Heartland Payment Systems Inc.	21,745	2,034	0.2%
Sun Communities Inc.	30,086	2,032	0.2%
Euronet Worldwide Inc.	30,844	2,022	0.2%
Umpqua Holdings Corp.	131,036	1,971	0.2%
FirstMerit Corp.	98,663	1,937	0.2%
CNO Financial Group Inc.	110,769	1,931	0.2%
DCT Industrial Trust Inc.	52,899	1,914	0.2%
Gramercy Property Trust	249,400	1,883	0.2%

10

Russell 2000 Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Fair Isaac Corp.	18,459	1,837	0.2%
Webster Financial Corp.	53,957	1,813	0.2%
Financial Services—Other †		209,262	23.1%
		245,997	27.2%
Health Care
STERIS plc	50,771	3,266	0.4%
West Pharmaceutical Services Inc.	42,908	2,661	0.3%
WellCare Health Plans Inc.	26,167	2,352	0.3%
Amsurg Corp.	32,085	2,183	0.2%
ABIOMED Inc.	24,805	1,985	0.2%
PAREXEL International Corp.	32,777	1,924	0.2%
HealthSouth Corp.	54,394	1,916	0.2%
Team Health Holdings Inc.	42,972	1,915	0.2%
Neurocrine Biosciences Inc.	50,888	1,872	0.2%
Health Care—Other †		104,152	11.5%
		124,226	13.7%
Materials & Processing
Berry Plastics Group Inc.	70,938	2,208	0.2%
Materials & Processing—Other †		51,247	5.7%
		53,455	5.9%

[1]Other †		155	0.0%

Producer Durables
Curtiss-Wright Corp.	28,261	1,995	0.2%
MAXIMUS Inc.	39,150	1,925	0.2%
Producer Durables—Other †		107,385	11.9%
		111,305	12.3%
Technology
Manhattan Associates Inc.	43,864	2,424	0.3%
Tyler Technologies Inc.	20,007	2,407	0.3%
Microsemi Corp.	64,536	2,235	0.2%
Guidewire Software Inc.	41,772	2,056	0.2%
FEI Co.	24,698	2,006	0.2%
EPAM Systems Inc.	29,076	1,988	0.2%
Cavium Inc.	32,954	1,960	0.2%
ViaSat Inc.	25,425	1,856	0.2%
Take-Two Interactive Software Inc.	50,406	1,814	0.2%
Technology—Other †		113,894	12.6%
		132,640	14.6%
Utilities
Piedmont Natural Gas Co. Inc.	46,973	2,791	0.3%
IDACORP Inc.	29,929	2,124	0.3%
j2 Global Inc.	28,640	2,093	0.2%
WGL Holdings Inc.	29,544	2,015	0.2%
Portland General Electric Co.	52,737	2,007	0.2%
ONE Gas Inc.	31,252	1,812	0.2%
Utilities—Other †		37,263	4.1%
		50,105	5.5%
Total Common Stocks (Cost $1,090,469)		903,606	99.8%[2]

11

Russell 2000 Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[3,4] Vanguard Market Liquidity Fund	0.475%	15,320,491	15,320	1.6%

5U.S. Government and Agency Obligations †			500	0.1%
Total Temporary Cash Investments (Cost $15,820)			15,820	1.7%[2]
[6]Total Investments (Cost $1,106,289)			919,426	101.5%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			78
Receivables for Investment Securities Sold			1,290
Receivables for Accrued Income			724
Receivables for Capital Shares Issued			70
Other Assets			160
Total Other Assets			2,322	0.3%
Liabilities
Payables for Investment Securities Purchased			(3,311)
Collateral for Securities on Loan			(12,364)
Payables for Capital Shares Redeemed			(31)
Payables to Vanguard			(281)
Other Liabilities			(11)
Total Liabilities			(15,998)	(1.8%)
Net Assets			905,750	100.0%

12

Russell 2000 Index Fund

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,112,972
Undistributed Net Investment Income	506
Accumulated Net Realized Losses	(20,962)
Unrealized Appreciation (Depreciation)
Investment Securities	(186,863)
Futures Contracts	97
Net Assets	905,750

ETF Shares—Net Assets
Applicable to 6,450,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	530,914
Net Asset Value Per Share—ETF Shares	$82.31

Institutional Shares—Net Assets
Applicable to 2,380,817 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	374,836
Net Asset Value Per Share—Institutional Shares	$157.44

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 1.4%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $12,364,000 of collateral received for securities on loan.
5 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
6 The total value of securities on loan is $11,378,000.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Russell 2000 Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	7,152
Interest[1]	9
Securities Lending	909
Total Income	8,070
Expenses
The Vanguard Group—Note B
Investment Advisory Services	86
Management and Administrative—ETF Shares	189
Management and Administrative—Institutional Shares	12
Marketing and Distribution—ETF Shares	23
Marketing and Distribution—Institutional Shares	6
Custodian Fees	222
Shareholders’ Reports—ETF Shares	13
Shareholders’ Reports—Institutional Shares	1
Total Expenses	552
Net Investment Income	7,518
Realized Net Gain (Loss)
Investment Securities Sold	47,447
Futures Contracts	(1,257)
Realized Net Gain (Loss)	46,190
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(155,794)
Futures Contracts	415
Change in Unrealized Appreciation (Depreciation)	(155,379)
Net Increase (Decrease) in Net Assets Resulting from Operations	(101,671)
1 Interest income from an affiliated company of the fund was $8,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 2000 Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,518	11,162
Realized Net Gain (Loss)	46,190	99,230
Change in Unrealized Appreciation (Depreciation)	(155,379)	(125,717)
Net Increase (Decrease) in Net Assets Resulting from Operations	(101,671)	(15,325)
Distributions
Net Investment Income
ETF Shares	(6,665)	(5,355)
Institutional Shares	(7,401)	(3,706)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(14,066)	(9,061)
Capital Share Transactions
ETF Shares	43,746	188,644
Institutional Shares	(104,665)	223,654
Net Increase (Decrease) from Capital Share Transactions	(60,919)	412,298
Total Increase (Decrease)	(176,656)	387,912
Net Assets
Beginning of Period	1,082,406	694,494
End of Period[1]	905,750	1,082,406
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $506,000 and $7,050,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Russell 2000 Index Fund

Financial Highlights

ETF Shares
	Six Months					Sept. 20,
	Ended					2010[1] to
For a Share Outstanding	February 29,	Year Ended August 31,				Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$92.71	$93.72	$80.46	$64.74	$57.66	$52.78
Investment Operations
Net Investment Income	. 569	1.224 [2]	1.054	1.161	.869[2]	.575
Net Realized and Unrealized Gain (Loss)
on Investments	(9.862)	(1.163)	13.163	15.604	6.749	4.531
Total from Investment Operations	(9.293)	.061	14.217	16.765	7.618	5.106
Distributions
Dividends from Net Investment Income	(1.107)	(1.071)	(.957)	(1.045)	(.538)	(.226)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.107)	(1.071)	(.957)	(1.045)	(.538)	(.226)
Net Asset Value, End of Period	$82.31	$92.71	$93.72	$80.46	$64.74	$57.66

Total Return	-10.14%	0.03%	17.69%	26.23%	13.30%	9.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$531	$554	$375	$257	$149	$29
Ratio of Total Expenses to
Average Net Assets	0.14%	0.15%	0.15%	0.15%	0.15%	0.15%[3]
Ratio of Net Investment Income to
Average Net Assets	1.54%	1.28%	1.23%	1.71%	1.45%	1.14%[3]
Portfolio Turnover Rate [4]	7%	17%	16%	32%	35%	34%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Russell 2000 Index Fund

Financial Highlights

Institutional Shares
	Six Months					Dec. 22,
	Ended					2010[1] to
For a Share Outstanding	February 29,	Year Ended August 31				Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$177.40	$179.29	$153.88	$123.77	$110.21	$119.33
Investment Operations
Net Investment Income	1.151	2.453[2]	2.110	2.306	1.733[2]	.652
Net Realized and Unrealized Gain (Loss)
on Investments	(18.855)	(2.212)	25.206	29.858	12.899	(9.340)
Total from Investment Operations	(17.704)	.241	27.316	32.164	14.632	(8.688)
Distributions
Dividends from Net Investment Income	(2.256)	(2.131)	(1.906)	(2.054)	(1.072)	(.432)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(2.256)	(2.131)	(1.906)	(2.054)	(1.072)	(.432)
Net Asset Value, End of Period	$157.44	$177.40	$179.29	$153.88	$123.77	$110.21

Total Return	-10.10%	0.11%	17.78%	26.33%	13.37%	-7.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$375	$528	$320	$278	$202	$78
Ratio of Total Expenses to
Average Net Assets	0.07%	0.08%	0.08%	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to
Average Net Assets	1.61%	1.35%	1.30%	1.78%	1.52%	1.21%[3]
Portfolio Turnover Rate [4]	7%	17%	16%	32%	35%	34%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Russell 2000 Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

18

Russell 2000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

19

Russell 2000 Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $78,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	903,368	—	238
Temporary Cash Investments	15,320	500	—
Futures Contracts—Liabilities[1]	(11)	—	—
Total	918,677	500	238
1 Represents variation margin on the last day of the reporting period.

20

Russell 2000 Index Fund

D. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	March 2016	30	3,095	97

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $44,039,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $23,326,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $1,106,421,000. Net unrealized depreciation of investment securities for tax purposes was $186,995,000, consisting of unrealized gains of $44,213,000 on securities that had risen in value since their purchase and $231,208,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 29, 2016, the fund purchased $191,802,000 of investment securities and sold $254,250,000 of investment securities, other than temporary cash investments. Purchases and sales include $78,903,000 and $217,981,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

21

Russell 2000 Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	266,131	2,975	647,425	6,700
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(222,385)	(2,500)	(458,781)	(4,725)
Net Increase (Decrease)—ETF Shares	43,746	475	188,644	1,975
Institutional Shares
Issued	104,968	616	316,346	1,709
Issued in Lieu of Cash Distributions	6,819	39	3,416	19
Redeemed	(216,452)	(1,253)	(96,108)	(532)
Net Increase (Decrease)—Institutional Shares	(104,665)	(598)	223,654	1,196

H. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

22

Russell 2000 Value Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	VTWV	VRTVX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	2.23%	2.36%

Portfolio Characteristics
			DJ
		Russell	U.S.
		2000	Total
		Value	Market
	Fund	Index FA Index
Number of Stocks	1,339	1,332	3,906
Median Market Cap	$1.5B	$1.5B	$50.4B
Price/Earnings Ratio	23.8x	23.6x	20.1x
Price/Book Ratio	1.4x	1.4x	2.5x
Return on Equity	7.9%	7.8%	17.5%
Earnings Growth Rate	7.0%	7.0%	8.4%
Dividend Yield	2.5%	2.6%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	7%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		2000	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	10.4%	10.4%	15.0%
Consumer Staples	3.3	3.2	8.5
Energy	3.0	3.0	6.0
Financial Services	43.3	43.5	19.3
Health Care	4.3	4.2	14.1
Materials & Processing	4.5	4.5	3.6
Producer Durables	12.1	12.1	10.9
Technology	9.8	9.8	16.7
Utilities	9.3	9.3	5.9

Volatility Measures
	Russell	DJ
	2000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.72
Beta	1.00	1.07
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
TreeHouse Foods Inc.	Foods	0.6%
Piedmont Natural Gas	Utilities: Gas
Co. Inc.	Distributors	0.6
Post Holdings Inc.	Foods	0.5
Highwoods Properties
Inc.	Office REITs	0.5
First American Financial	Insurance:
Corp.	Property-Casualty	0.5
Investors Bancorp Inc.	Banks: Diversified	0.5
IDACORP Inc.	Utilities: Electrical	0.5
EPR Properties	Specialized REITs	0.5
WGL Holdings Inc.	Utilities: Gas
	Distributors	0.4
Portland General Electric
Co.	Utilities: Electrical	0.4
Top Ten		5.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.19% for ETF Shares and 0.07% for Institutional Shares.

23

Russell 2000 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 20, 2010, Through February 29, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		-7.59%	7.50%	10.13%
Net Asset Value		-7.59	7.50	10.12
Institutional Shares	7/13/2012	-7.47	—	10.30

See Financial Highlights for dividend and capital gains information.

24

Russell 2000 Value Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of February 29, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Houghton Mifflin Harcourt Co.	27,392	515	0.3%
Consumer Discretionary—Other †		16,729	10.0%
		17,244	10.3%
Consumer Staples
* TreeHouse Foods Inc.	12,115	1,023	0.6%
* Post Holdings Inc.	13,246	920	0.6%
Consumer Staples—Other †		3,603	2.1%
		5,546	3.3%

Energy †		5,081	3.0%

Financial Services
Highwoods Properties Inc.	20,231	881	0.5%
First American Financial Corp.	23,317	863	0.5%
Investors Bancorp Inc.	75,018	849	0.5%
EPR Properties	12,301	766	0.5%
Umpqua Holdings Corp.	47,443	714	0.4%
FirstMerit Corp.	35,662	700	0.4%
CNO Financial Group Inc.	40,001	697	0.4%
DCT Industrial Trust Inc.	19,112	692	0.4%
Gramercy Property Trust	90,251	681	0.4%
Webster Financial Corp.	19,528	656	0.4%
Healthcare Realty Trust Inc.	21,599	627	0.4%
Sun Communities Inc.	9,175	620	0.4%
Prosperity Bancshares Inc.	15,070	610	0.4%
LaSalle Hotel Properties	24,308	592	0.4%
RLI Corp.	9,295	583	0.4%
Medical Properties Trust Inc.	50,347	583	0.4%
PrivateBancorp Inc.	16,920	581	0.4%
New Residential Investment Corp.	49,598	581	0.3%

25

Russell 2000 Value Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Sunstone Hotel Investors Inc.	44,917	579	0.3%
Education Realty Trust Inc.	13,610	540	0.3%
FNB Corp.	43,662	536	0.3%
United Bankshares Inc.	14,954	524	0.3%
First Industrial Realty Trust Inc.	23,844	513	0.3%
MB Financial Inc.	16,180	494	0.3%
Financial Services—Other †		56,961	33.9%
		72,423	43.2%
Health Care
* Amsurg Corp.	8,787	598	0.4%
Owens & Minor Inc.	13,586	535	0.3%
Health Care—Other †		5,890	3.5%
		7,023	4.2%

Materials & Processing †		7,398	4.4%

[1]Other †		19	0.0%

Producer Durables
Curtiss-Wright Corp.	9,668	682	0.4%
EMCOR Group Inc.	13,488	619	0.4%
Convergys Corp.	21,280	549	0.3%
Producer Durables—Other †		18,295	10.9%
		20,145	12.0%
Technology
SYNNEX Corp.	6,188	582	0.3%
* Tech Data Corp.	7,889	555	0.3%
* CACI International Inc. Class A	5,208	503	0.3%
* Fairchild Semiconductor International Inc. Class A	25,074	503	0.3%
Technology—Other †		14,181	8.5%
		16,324	9.7%
Utilities
Piedmont Natural Gas Co. Inc.	16,946	1,007	0.6%
IDACORP Inc.	10,830	769	0.4%
WGL Holdings Inc.	10,697	729	0.4%
Portland General Electric Co.	19,094	727	0.4%
ONE Gas Inc.	11,314	656	0.4%
New Jersey Resources Corp.	18,411	637	0.4%
Black Hills Corp.	11,012	617	0.4%
Southwest Gas Corp.	10,080	615	0.4%
Laclede Group Inc.	9,321	611	0.4%
NorthWestern Corp.	10,123	601	0.4%
Cleco Corp.	13,010	597	0.3%
ALLETE Inc.	10,494	556	0.3%
PNM Resources Inc.	17,145	547	0.3%
Avista Corp.	13,411	507	0.3%
Utilities—Other †		6,313	3.8%
		15,489	9.2%
Total Common Stocks (Cost $195,295)		166,692	99.3%[2]

26

Russell 2000 Value Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[3,4] Vanguard Market Liquidity Fund	0.475%	1,028,000	1,028	0.6%

5U.S. Government and Agency Obligations †			600	0.4%
Total Temporary Cash Investments (Cost $1,628)			1,628	1.0%[2]
[6]Total Investments (Cost $196,923)			168,320	100.3%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			14
Receivables for Investment Securities Sold			323
Receivables for Accrued Income			175
Receivables for Capital Shares Issued			563
Other Assets			42
Total Other Assets			1,117	0.7%
Liabilities
Payables for Investment Securities Purchased			(595)
Collateral for Securities on Loan			(937)
Payables for Capital Shares Redeemed			(3)
Payables to Vanguard			(45)
Other Liabilities			(3)
Total Liabilities			(1,583)	(1.0%)
Net Assets			167,854	100.0%

27

Russell 2000 Value Index Fund

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	205,076
Undistributed Net Investment Income	70
Accumulated Net Realized Losses	(8,714)
Unrealized Appreciation (Depreciation)
Investment Securities	(28,603)
Futures Contracts	25
Net Assets	167,854

ETF Shares—Net Assets
Applicable to 1,150,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	86,022
Net Asset Value Per Share—ETF Shares	$74.80

Institutional Shares—Net Assets
Applicable to 554,722 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	81,832
Net Asset Value Per Share—Institutional Shares	$147.52

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.3%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $937,000 of collateral received for securities on loan.
5 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
6 The total value of securities on loan is $867,000.
See accompanying Notes, which are an integral part of the Financial Statements.

28

Russell 2000 Value Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	1,449
Interest[1]	1
Securities Lending	68
Total Income	1,518
Expenses
The Vanguard Group—Note B
Investment Advisory Services	15
Management and Administrative—ETF Shares	45
Management and Administrative—Institutional Shares	4
Marketing and Distribution—ETF Shares	3
Marketing and Distribution—Institutional Shares	1
Custodian Fees	28
Shareholders’ Reports—ETF Shares	2
Shareholders’ Reports—Institutional Shares	—
Total Expenses	98
Net Investment Income	1,420
Realized Net Gain (Loss)
Investment Securities Sold	327
Futures Contracts	(306)
Realized Net Gain (Loss)	21
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(12,961)
Futures Contracts	69
Change in Unrealized Appreciation (Depreciation)	(12,892)
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,451)
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Russell 2000 Value Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,420	2,926
Realized Net Gain (Loss)	21	11,893
Change in Unrealized Appreciation (Depreciation)	(12,892)	(21,977)
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,451)	(7,158)
Distributions
Net Investment Income
ETF Shares	(1,517)	(1,353)
Institutional Shares	(1,558)	(1,497)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(3,075)	(2,850)
Capital Share Transactions
ETF Shares	19,773	8,868
Institutional Shares	18,365	(6,380)
Net Increase (Decrease) from Capital Share Transactions	38,138	2,488
Total Increase (Decrease)	23,612	(7,520)
Net Assets
Beginning of Period	144,242	151,762
End of Period[1]	167,854	144,242
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $70,000 and $1,725,000.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Russell 2000 Value Index Fund

Financial Highlights

ETF Shares
	Six Months					Sept. 20,
	Ended					2010[1] to
For a Share Outstanding	February 29,	Year Ended August 31,				Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$81.88	$87.76	$75.48	$61.97	$55.14	$52.39
Investment Operations
Net Investment Income	.702	1.530	1.284	1.639	1.126[2]	.921[2]
Net Realized and Unrealized Gain (Loss)
on Investments	(6.161)	(5.907)	12.219	13.109	6.424	2.249
Total from Investment Operations	(5.459)	(4.377)	13.503	14.748	7.550	3.170
Distributions
Dividends from Net Investment Income	(1.621)	(1.503)	(1.223)	(1.238)	(.720)	(.420)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.621)	(1.503)	(1.223)	(1.238)	(.720)	(.420)
Net Asset Value, End of Period	$74.80	$81.88	$87.76	$75.48	$61.97	$55.14

Total Return	-6.79%	-5.10%	17.92%	24.14%	13.81%	5.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$86	$74	$70	$45	$19	$17
Ratio of Total Expenses to
Average Net Assets	0.19%	0.20%	0.20%	0.20%	0.20%	0.20%[3]
Ratio of Net Investment Income to
Average Net Assets	2.08%	1.80%	1.83%	2.12%	2.02%	1.79%[3]
Portfolio Turnover Rate [4]	7%	28%	36%	60%	40%	101%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Russell 2000 Value Index Fund

Financial Highlights

Institutional Shares
	Six Months				July 13,
	Ended				2012[1] to
	February 29,	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$161.59	$173.15	$148.87	$122.12	$120.40
Investment Operations
Net Investment Income	1.468	3.195	2.724	3.360	.276[2]
Net Realized and Unrealized Gain (Loss)
on Investments	(12.141)	(11.619)	24.103	25.888	1.444
Total from Investment Operations	(10.673)	(8.424)	26.827	29.248	1.720
Distributions
Dividends from Net Investment Income	(3.397)	(3.136)	(2.547)	(2.498)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.397)	(3.136)	(2.547)	(2.498)	—
Net Asset Value, End of Period	$147.52	$161.59	$173.15	$148.87	$122.12

Total Return	-6.72%	-4.97%	18.07%	24.29%	1.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$82	$71	$82	$51	$6
Ratio of Total Expenses to
Average Net Assets	0.07%	0.08%	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to
Average Net Assets	2.20%	1.92%	1.95%	2.24%	2.14%[3]
Portfolio Turnover Rate [4]	7%	28%	36%	60%	40%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Russell 2000 Value Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

33

Russell 2000 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

34

Russell 2000 Value Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $14,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	166,647	—	45
Temporary Cash Investments	1,028	600	—
Futures Contracts—Liabilities[1]	(3)	—	—
Total	167,672	600	45
1 Represents variation margin on the last day of the reporting period.

35

Russell 2000 Value Index Fund

D. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	March 2016	11	1,135	25

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $583,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $8,192,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $196,943,000. Net unrealized depreciation of investment securities for tax purposes was $28,623,000, consisting of unrealized gains of $7,008,000 on securities that had risen in value since their purchase and $35,631,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 29, 2016, the fund purchased $50,282,000 of investment securities and sold $13,708,000 of investment securities, other than temporary cash investments. Purchases and sales include $21,573,000 and $7,975,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

36

Russell 2000 Value Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	29,055	375	175,714	2,000
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(9,282)	(125)	(166,846)	(1,900)
Net Increase (Decrease)—ETF Shares	19,773	250	8,868	100
Institutional Shares
Issued	26,312	172	15,832	93
Issued in Lieu of Cash Distributions	1,558	10	1,497	9
Redeemed	(9,505)	(64)	(23,709)	(136)
Net Increase (Decrease)—Institutional Shares	18,365	118	(6,380)	(34)

H. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

37

Russell 2000 Growth Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	VTWG	VRTGX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	0.65%	0.78%

Portfolio Characteristics
			DJ
		Russell	U.S.
		2000	Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	1,195	1,185	3,906
Median Market Cap	$1.7B	$1.7B	$50.4B
Price/Earnings Ratio	38.9x	38.4x	20.1x
Price/Book Ratio	3.4x	3.4x	2.5x
Return on Equity	14.9%	14.9%	17.5%
Earnings Growth Rate	13.1%	13.1%	8.4%
Dividend Yield	0.9%	0.9%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	9%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		2000	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary 19.8%		19.9%	15.0%
Consumer Staples	3.8	3.8	8.5
Energy	0.9	0.9	6.0
Financial Services	10.4	10.3	19.3
Health Care	23.6	23.7	14.1
Materials & Processing	7.5	7.4	3.6
Producer Durables	12.6	12.6	10.9
Technology	19.7	19.8	16.7
Utilities	1.7	1.6	5.9

Volatility Measures
		DJ
		U.S. Total
	Russell 2000	Market
	Growth Index	FA Index
R-Squared	1.00	0.71
Beta	1.00	1.24
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
STERIS plc	Medical & Dental
	Instruments &
	Supplies	0.7%
Vail Resorts Inc.	Leisure Time	0.6
West Pharmaceutical	Medical & Dental
Services Inc.	Instruments &
	Supplies	0.6
MarketAxess Holdings	Securities Brokerage
Inc.	& Services	0.6
Casey's General Stores	Drug & Grocery Store
Inc.	Chains	0.6
Manhattan Associates	Computer Services
Inc.	Software & Systems	0.5
Tyler Technologies Inc.	Computer Services
	Software & Systems	0.5
WellCare Health Plans	Health Care
Inc.	Management
	Services	0.5
CubeSmart	Specialized REITs	0.5
Burlington Stores Inc.	Specialty Retail	0.5
Top Ten		5.6%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.18% for ETF Shares and 0.07% for Institutional Shares.

38

Russell 2000 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 20, 2010, Through February 29, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		-1.37%	10.58%	13.67%
Net Asset Value		-1.35	10.62	13.68
Institutional Shares	5/25/2011	-1.24	—	10.03

See Financial Highlights for dividend and capital gains information.

39

Russell 2000 Growth Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of February 29, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Vail Resorts Inc.	17,961	2,288	0.6%
* Burlington Stores Inc.	33,327	1,868	0.5%
Pool Corp.	21,523	1,728	0.5%
* Buffalo Wild Wings Inc.	9,374	1,487	0.4%
Texas Roadhouse Inc. Class A	34,528	1,440	0.4%
* Cimpress NV	16,180	1,427	0.4%
^ Cracker Barrel Old Country Store Inc.	8,867	1,313	0.4%
American Eagle Outfitters Inc.	85,324	1,302	0.4%
* Tenneco Inc.	28,514	1,298	0.3%
Cheesecake Factory Inc.	24,051	1,200	0.3%
Consumer Discretionary—Other †		57,596	15.6%
		72,947	19.8%
Consumer Staples
Casey’s General Stores Inc.	19,197	2,027	0.6%
Consumer Staples—Other †		11,951	3.2%
		13,978	3.8%

Energy †		3,199	0.9%

Financial Services
MarketAxess Holdings Inc.	18,450	2,186	0.6%
CubeSmart	64,476	1,928	0.5%
Sovran Self Storage Inc.	16,966	1,806	0.5%
Heartland Payment Systems Inc.	18,054	1,688	0.5%
* Euronet Worldwide Inc.	25,650	1,681	0.5%
Fair Isaac Corp.	15,316	1,524	0.4%
Bank of the Ozarks Inc.	38,468	1,456	0.4%
CyrusOne Inc.	29,974	1,188	0.3%
Financial Services—Other †		24,496	6.6%
		37,953	10.3%

40

Russell 2000 Growth Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Health Care
STERIS plc	42,066	2,706	0.8%
West Pharmaceutical Services Inc.	35,562	2,206	0.6%
* WellCare Health Plans Inc.	21,726	1,953	0.5%
* ABIOMED Inc.	20,591	1,647	0.5%
* PAREXEL International Corp.	27,213	1,597	0.4%
HealthSouth Corp.	45,130	1,590	0.4%
* Team Health Holdings Inc.	35,528	1,583	0.4%
* Neurocrine Biosciences Inc.	42,137	1,550	0.4%
* Anacor Pharmaceuticals Inc.	20,220	1,290	0.4%
* Prestige Brands Holdings Inc.	25,795	1,261	0.4%
* Molina Healthcare Inc.	19,370	1,202	0.3%
* Myriad Genetics Inc.	34,257	1,199	0.3%
Health Care—Other †		67,171	18.2%
		86,955	23.6%
Materials & Processing
PolyOne Corp.	43,991	1,184	0.3%
Materials & Processing—Other †		26,210	7.1%
		27,394	7.4%

[1]Other †		98	0.0%

Producer Durables
MAXIMUS Inc.	32,505	1,598	0.4%
Healthcare Services Group Inc.	35,263	1,251	0.3%
* Generac Holdings Inc.	34,111	1,185	0.3%
Producer Durables—Other †		42,143	11.5%
		46,177	12.5%
Technology
* Manhattan Associates Inc.	36,401	2,012	0.5%
* Tyler Technologies Inc.	16,638	2,002	0.5%
* Microsemi Corp.	49,238	1,705	0.5%
* Guidewire Software Inc.	34,618	1,704	0.5%
FEI Co.	20,502	1,666	0.5%
* EPAM Systems Inc.	24,131	1,650	0.4%
* Cavium Inc.	27,282	1,623	0.4%
* Synaptics Inc.	18,166	1,475	0.4%
* Aspen Technology Inc.	42,121	1,389	0.4%
Blackbaud Inc.	23,199	1,311	0.4%
* ViaSat Inc.	17,929	1,309	0.4%
* Integrated Device Technology Inc.	66,845	1,298	0.4%
* Ciena Corp.	60,875	1,248	0.3%
* Ellie Mae Inc.	14,503	1,220	0.3%
Technology—Other †		50,956	13.8%
		72,568	19.7%
Utilities
j2 Global Inc.	23,782	1,738	0.5%
Utilities—Other †		4,313	1.2%
		6,051	1.7%
Total Common Stocks (Cost $429,298)		367,320	99.7%[2]

41

Russell 2000 Growth Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[3,4] Vanguard Market Liquidity Fund	0.475%	9,694,796	9,695	2.6%

5U.S. Government and Agency Obligations †			200	0.1%
Total Temporary Cash Investments (Cost $9,895)			9,895	2.7%[2]
Total Investments (Cost $439,193)			377,215	102.4%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			34
Receivables for Investment Securities Sold			309
Receivables for Accrued Income			193
Receivables for Capital Shares Issued			325
Other Assets			8
Total Other Assets			869	0.2%
Liabilities
Payables for Investment Securities Purchased			(318)
Collateral for Securities on Loan			(9,266)
Payables for Capital Shares Redeemed			(9)
Payables to Vanguard			(105)
Other Liabilities			(3)
Total Liabilities			(9,701)	(2.6%)
Net Assets			368,383	100.0%

42

Russell 2000 Growth Index Fund

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	447,879
Undistributed Net Investment Income	379
Accumulated Net Realized Losses	(17,924)
Unrealized Appreciation (Depreciation)
Investment Securities	(61,978)
Futures Contracts	27
Net Assets	368,383

ETF Shares—Net Assets
Applicable to 1,325,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	118,837
Net Asset Value Per Share—ETF Shares	$89.69

Institutional Shares—Net Assets
Applicable to 1,460,713 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	249,546
Net Asset Value Per Share—Institutional Shares	$170.84

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $8,523,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 2.4%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $9,266,000 of collateral received for securities on loan.
5 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

43

Russell 2000 Growth Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	1,460
Interest[1]	6
Securities Lending	457
Total Income	1,923
Expenses
The Vanguard Group—Note B
Investment Advisory Services	35
Management and Administrative—ETF Shares	91
Management and Administrative—Institutional Shares	37
Marketing and Distribution—ETF Shares	5
Marketing and Distribution—Institutional Shares	4
Custodian Fees	38
Shareholders’ Reports—ETF Shares	3
Shareholders’ Reports—Institutional Shares	—
Total Expenses	213
Net Investment Income	1,710
Realized Net Gain (Loss)
Investment Securities Sold	7,626
Futures Contracts	(50)
Realized Net Gain (Loss)	7,576
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(67,086)
Futures Contracts	(32)
Change in Unrealized Appreciation (Depreciation)	(67,118)
Net Increase (Decrease) in Net Assets Resulting from Operations	(57,832)
1 Interest income from an affiliated company of the fund was $4,000.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Russell 2000 Growth Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,710	2,326
Realized Net Gain (Loss)	7,576	30,695
Change in Unrealized Appreciation (Depreciation)	(67,118)	(20,057)
Net Increase (Decrease) in Net Assets Resulting from Operations	(57,832)	12,964
Distributions
Net Investment Income
ETF Shares	(1,024)	(705)
Institutional Shares	(1,793)	(1,350)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(2,817)	(2,055)
Capital Share Transactions
ETF Shares	(8,721)	45,567
Institutional Shares	102,149	7,835
Net Increase (Decrease) from Capital Share Transactions	93,428	53,402
Total Increase (Decrease)	32,779	64,311
Net Assets
Beginning of Period	335,604	271,293
End of Period[1]	368,383	335,604
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $379,000 and $1,486,000.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Russell 2000 Growth Index Fund

Financial Highlights

ETF Shares
	Six Months					Sept. 20,
	Ended					2010[1] to
For a Share Outstanding	February 29,	Year Ended August 31,				Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$104.34	$99.83	$85.58	$67.37	$60.02	$53.17
Investment Operations
Net Investment Income	. 394.680		.646	.699	. 402 [2]	.258
Net Realized and Unrealized Gain (Loss)
on Investments	(14.309)	4.471	14.153	18.073	7.133	6.762
Total from Investment Operations	(13.915)	5.151	14.799	18.772	7.535	7.020
Distributions
Dividends from Net Investment Income	(.735)	(. 641)	(. 549)	(. 562)	(.185)	(.170)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.735)	(. 641)	(. 549)	(. 562)	(.185)	(.170)
Net Asset Value, End of Period	$89.69	$104.34	$99.83	$85.58	$67.37	$60.02

Total Return	-13.43%	5.17%	17.30%	28.07%	12.58%	13.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$119	$149	$100	$68	$20	$12
Ratio of Total Expenses to
Average Net Assets	0.18%	0.20%	0.20%	0.20%	0.20%	0.20%[3]
Ratio of Net Investment Income to
Average Net Assets	0.86%	0.67%	0.60%	0.96%	0.63%	0.45%[3]
Portfolio Turnover Rate [4]	9%	34%	35%	50%	51%	78%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Russell 2000 Growth Index Fund

Financial Highlights

Institutional Shares
	Six Months					May 25,
	Ended					2011[1] to
For a Share Outstanding	February 29,	Year Ended August 31,				Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$198.85	$190.26	$162.99	$128.23	$114.21	$128.54
Investment Operations
Net Investment Income	.865	1.478	1.412	1.412	.859[2]	.228
Net Realized and Unrealized Gain (Loss)
on Investments	(27.254)	8.565	26.992	34.504	13.616	(14.558)
Total from Investment Operations	(26.389)	10.043	28.404	35.916	14.475	(14.330)
Distributions
Dividends from Net Investment Income	(1.621)	(1.453)	(1.134)	(1.156)	(.455)	—
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.621)	(1.453)	(1.134)	(1.156)	(.455)	—
Net Asset Value, End of Period	$170.84	$198.85	$190.26	$162.99	$128.23	$114.21

Total Return	-13.38%	5.29%	17.44%	28.23%	12.72%	-11.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$250	$187	$171	$185	$87	$22
Ratio of Total Expenses to
Average Net Assets	0.07%	0.08%	0.08%	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to
Average Net Assets	0.97%	0.79%	0.72%	1.08%	0.75%	0.57%[3]
Portfolio Turnover Rate [4]	9%	34%	35%	50%	51%	78%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Russell 2000 Growth Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

48

Russell 2000 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

49

Russell 2000 Growth Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $34,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	367,212	—	108
Temporary Cash Investments	9,695	200	—
Futures Contracts—Liabilities[1]	(3)	—	—
Total	376,904	200	108
1 Represents variation margin on the last day of the reporting period.

50

Russell 2000 Growth Index Fund

D. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	March 2016	9	929	27

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $4,980,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

For tax purposes, at August 31, 2015, the fund had available capital losses totaling $20,440,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $439,193,000.

Net unrealized depreciation of investment securities for tax purposes was $61,978,000, consisting of unrealized gains of $22,724,000 on securities that had risen in value since their purchase and $84,702,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 29, 2016, the fund purchased $132,195,000 of investment securities and sold $39,425,000 of investment securities, other than temporary cash investments. Purchases and sales include $12,548,000 and $22,308,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

51

Russell 2000 Growth Index Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	14,685	150	224,830	2,100
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(23,406)	(250)	(179,263)	(1,675)
Net Increase (Decrease)—ETF Shares	(8,721)	(100)	45,567	425
Institutional Shares
Issued	125,922	649	61,431	310
Issued in Lieu of Cash Distributions	1,793	9	1,350	7
Redeemed	(25,566)	(137)	(54,946)	(278)
Net Increase (Decrease)—Institutional Shares	102,149	521	7,835	39

At February 29, 2016, one shareholder was the record or beneficial owner of 27% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

53

Six Months Ended February 29, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2015	2/29/2016	Period
Based on Actual Fund Return
Russell 2000 Index Fund
ETF Shares	$1,000.00	$898.65	$0.66
Institutional Shares	1,000.00	899.03	0.33
Russell 2000 Value Index Fund
ETF Shares	$1,000.00	$932.15	$0.91
Institutional Shares	1,000.00	932.80	0.34
Russell 2000 Growth Index Fund
ETF Shares	$1,000.00	$865.72	$0.83
Institutional Shares	1,000.00	866.21	0.32
Based on Hypothetical 5% Yearly Return
Russell 2000 Index Fund
ETF Shares	$1,000.00	$1,024.17	$0.70
Institutional Shares	1,000.00	1,024.52	0.35
Russell 2000 Value Index Fund
ETF Shares	$1,000.00	$1,023.92	$0.96
Institutional Shares	1,000.00	1,024.52	0.35
Russell 2000 Growth Index Fund
ETF Shares	$1,000.00	$1,023.97	$0.91
Institutional Shares	1,000.00	1,024.52	0.35
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Russell 2000 Index Fund, 0.14% for ETF Shares and 0.07% for Institutional Shares; for the Russell 2000 Value Index Fund, 0.19% for ETF Shares and 0.07% for Institutional Shares; and for the Russell 2000 Growth Index Fund, 0.18% for ETF Shares and 0.07% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

55

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 196 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College and	Chief Executive Officer and President, 1996–2008
Chairman of its Finance and Enrollment Committee;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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All rights reserved.
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Q18512 042016

Semiannual Report | February 29, 2016

Vanguard Russell 3000 Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	22
Glossary.	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended February 29, 2016
Total
Returns
Vanguard Russell 3000 Index Fund
ETF Shares
Market Price	-2.77%
Net Asset Value	-2.69
Institutional Shares	-2.66
Russell 3000 Index	-2.68
Multi-Cap Core Funds Average	-5.12
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
August 31, 2015, Through February 29, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Russell 3000 Index Fund
ETF Shares	$91.43	$88.05	$0.954	$0.000
Institutional Shares	176.98	170.41	1.919	0.000

Chairman’s Letter

Dear Shareholder,

After being tugged back and forth, the broad U.S. stock market finished the six months ended February 29, 2016, in the red. Vanguard Russell 3000 Index Fund returned –2.69% for ETF Shares (based on net asset value) and a bit better for Institutional Shares.

Your fund closely tracked the return of its benchmark index, which represents nearly 100% of the U.S. stock market. This index includes growth- and value-oriented stocks of large companies (the Russell 1000 Index) and medium-sized to smaller ones (the Russell 2000 Index). Although negative, the fund’s return outpaced the average return of multi-capitalization core peer funds by about two percentage points.

Stocks mostly slumped in the fiscal half year
Fears that China’s economic slowdown would spread globally weighed on investors at home and abroad. So, too, did falling oil and commodity prices—a trend often interpreted as a sign of economic weakness.

The broad U.S. market posted negative results in four of the six months. Its half-year total return of about –3% would have been even weaker if not for October’s return of about 8%.

In December, the Federal Reserve increased its target for short-term interest rates to 0.25%–0.5%. Central banks in Europe and Asia, in contrast, boosted stimulus efforts to battle weak growth and low inflation.

International stocks returned about –9%, a result that would have been less severe if not for the U.S. dollar’s strength against some foreign currencies. European stocks were among the worst performers.

Bonds registered gains as investors cut their risk
The broad U.S. taxable bond market returned 2.20% over the six months. Most of the gains came in January and February as investors sought safe-haven assets amid stock market turmoil. The yield of the 10-year U.S. Treasury note closed at 1.74% in February, down from 2.18% six months earlier. (Bond prices and yields move in opposite directions.)

The Fed’s target rate, which had stayed anchored at 0%–0.25% until the small rise in December, kept a lid on returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned about 3% when translated into U.S. dollars, and a bit more in local currencies. Bonds globally have been buoyed by negative interest rates. In December the European Central

Market Barometer

			Total Returns
		Periods Ended February 29, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	-2.03%	-7.21%	9.92%
Russell 2000 Index (Small-caps)	-10.16	-14.97	6.11
Russell 3000 Index (Broad U.S. market)	-2.68	-7.84	9.61
FTSE All-World ex US Index (International)	-9.12	-16.79	-0.89

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.20%	1.50%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.62	3.95	5.45
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.06	0.04

CPI
Consumer Price Index	-0.51%	1.02%	1.39%

Bank cut a key rate further into negative territory, and in late January the Bank of Japan adopted a negative-rate policy.

There were few ports amid market storms
Anyone hoping that markets might become a bit more settled after the Fed’s long-anticipated December interest rate increase would have been disappointed. In January, many U.S. and international stock markets fell into or near bear-market territory, in part because of concerns about global economic growth. (A decline of 20% or more lasting at least two months generally qualifies as a bear market for stocks.)

For the six months, large-company stocks held up better than their smaller peers in the Russell family of indexes. The Russell 1000 Index—which makes up the bulk of your fund’s benchmark—returned about –2%, compared with about –10% for the Russell 2000 Index.

Among large companies, growth stocks edged out value. The reverse was true for smaller companies, as the Russell 2000 Growth Index returned about –13% and its value counterpart returned about –7%. Because performance by size and orientation typically rotates across market cycles, we encourage you to hold a diversified portfolio—including a broad-market fund such as Vanguard Russell 3000 Index Fund.

Expense Ratios
Your Fund Compared With Its Peer Group

	ETF	Institutional	Peer Group
	Shares	Shares	Average
Russell 3000 Index Fund	0.15%	0.08%	1.17%
The fund expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.14% for ETF Shares and 0.07% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Multi-Cap Core Funds.

In a downbeat environment with scarce positive returns, only a few industry sectors in the Russell 3000 Index posted gains, led by utilities’ double-digit advance. Providers of essential electric, gas, and telecommunications services did well and contributed most of the sector’s returns.

But water utilities were the standouts—several of these companies boasted returns well above 20%.

In consumer staples, food, beverage, and tobacco companies contributed significantly to a return of about 8%. And in producer durables, double-digit gains among some conglomerates lifted returns.

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones. So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

At the other end of the spectrum, the relatively small energy sector was the worst performer, with a return of about –13%. Although oil prices had seemed to find their footing, they tumbled again late in 2015 and into 2016 before recovering a bit in February. Lower prices meant reduced spending and activity, hurting most energy-related companies.

After advancing in the previous fiscal year, two of the larger sectors in the fund and its index, financial services and health care, struggled. Commercial banks, financial services companies, and pharmaceutical and biotechnology companies weighed on their respective sectors’ returns. Consumer discretionary and materials and processing declined modestly, and the technology sector was near breakeven.

Doing what’s best for clients: That’s how we were built
It’s hard for me to believe, but this year will be my 30th with Vanguard. I knew little about the company when I started in June 1986, but I soon learned what makes Vanguard unique.

Simply put, we’re built differently.

We don’t have stockholders or outside owners. Instead, Vanguard is owned by its funds, which in turn are owned by you—Vanguard clients.

This structure matters because it ensures that our interests are completely aligned with those of our clients. We never have to weigh what’s best for clients against what’s best for the company’s owners; their interests are one and the same. Our client-owned structure is what allows us to run our funds at cost. And it’s why Vanguard’s expense ratios remain among the lowest in the industry. (See the insight box on page 5 for more on this.)

At the same time, we continually dedicate resources to enhance Vanguard’s service and investment capabilities. We aspire to provide the highest possible quality at the lowest possible price. That was true 30 years ago, it’s true today, and it will remain our focus for decades to come. After all, we’re built to put the long-term interests of our clients first.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 16, 2016

Russell 3000 Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares	Shares
Ticker Symbol	VTHR	VRTTX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	2.04%	2.11%

Portfolio Characteristics
			DJ
		Russell	U.S. Total
		3000	Market
	Fund	Index	FA Index
Number of Stocks	3,007	2,992	3,906
Median Market Cap	$50.7B	$50.7B	$50.4B
Price/Earnings Ratio	20.1x	20.0x	20.1x
Price/Book Ratio	2.5x	2.5x	2.5x
Return on Equity	17.8%	17.6%	17.5%
Earnings Growth
Rate	8.4%	8.4%	8.4%
Dividend Yield	2.2%	2.2%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	4%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		Russell	Market
		3000	FA
	Fund	Index	Index
Consumer
Discretionary	14.9%	15.0%	15.0%
Consumer Staples	8.5	8.5	8.5
Energy	6.0	5.9	6.0
Financial Services	19.3	19.3	19.3
Health Care	14.1	14.0	14.1
Materials &
Processing	3.7	3.7	3.6
Producer Durables	11.0	11.1	10.9
Technology	16.6	16.6	16.7
Utilities	5.9	5.9	5.9

Volatility Measures
		DJ
	Russell	U.S. Total
	3000	Market
	Index	FA Index
R-Squared	1.00	1.00
Beta	1.00	1.00
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Technology	2.7%
Alphabet Inc.	Computer Services
	Software & Systems	2.0
Microsoft Corp.	Computer Services
	Software & Systems	2.0
Exxon Mobil Corp.	Oil: Integrated	1.6
Johnson & Johnson	Pharmaceuticals	1.4
General Electric Co.	Diversified
	Manufacturing
	Operations	1.3
Berkshire Hathaway Inc.	Insurance: Multi-Line	1.2
Facebook Inc.	Computer Services
	Software & Systems	1.1
AT&T Inc.	Utilities:
	Telecommunications	1.1
Wells Fargo & Co.	Banks: Diversified	1.1
Top Ten		15.5%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.14% for ETF Shares and 0.07% for Institutional Shares.

Russell 3000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 20, 2010, Through February 29, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		0.33%	12.03%	13.73%
Net Asset Value		0.35	12.03	13.72
Institutional Shares	11/1/2010	0.44	12.11	13.25

See Financial Highlights for dividend and capital gains information.

Russell 3000 Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of February 29, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Amazon.com Inc.	17,227	9,518	1.0%
Walt Disney Co.	76,717	7,328	0.8%
Home Depot Inc.	58,736	7,290	0.8%
Comcast Corp. Class A	113,248	6,538	0.7%
McDonald’s Corp.	43,385	5,084	0.5%
Wal-Mart Stores Inc.	71,237	4,726	0.5%
Starbucks Corp.	67,732	3,943	0.4%
NIKE Inc. Class B	61,262	3,773	0.4%
Consumer Discretionary—Other †		91,302	9.8%
		139,502	14.9%
Consumer Staples
Procter & Gamble Co.	122,567	9,841	1.1%
Coca-Cola Co.	177,252	7,645	0.8%
PepsiCo Inc.	66,752	6,530	0.7%
Philip Morris International Inc.	70,069	6,378	0.7%
Altria Group Inc.	88,995	5,479	0.6%
CVS Health Corp.	51,086	4,964	0.5%
Consumer Staples—Other †		38,394	4.1%
		79,231	8.5%
Energy
Exxon Mobil Corp.	188,893	15,140	1.6%
Chevron Corp.	85,016	7,094	0.8%
Schlumberger Ltd.	57,337	4,112	0.4%
Energy—Other †		29,308	3.1%
		55,654	5.9%
Financial Services
* Berkshire Hathaway Inc. Class B	84,026	11,274	1.2%
Wells Fargo & Co.	210,477	9,876	1.0%
JPMorgan Chase & Co.	167,659	9,439	1.0%
Visa Inc. Class A	88,540	6,409	0.7%

9

Russell 3000 Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Bank of America Corp.	475,153	5,949	0.6%
Citigroup Inc.	137,379	5,337	0.6%
MasterCard Inc. Class A	45,126	3,922	0.4%
Financial Services—Other †		127,967	13.7%
		180,173	19.2%
Health Care
Johnson & Johnson	125,281	13,181	1.4%
Pfizer Inc.	278,298	8,257	0.9%
Merck & Co. Inc.	127,782	6,416	0.7%
Gilead Sciences Inc.	66,503	5,802	0.6%
* Allergan plc	17,766	5,154	0.6%
UnitedHealth Group Inc.	43,102	5,133	0.6%
Medtronic plc	64,531	4,994	0.5%
Amgen Inc.	34,419	4,897	0.5%
Bristol-Myers Squibb Co.	75,176	4,656	0.5%
AbbVie Inc.	74,683	4,078	0.4%
* Celgene Corp.	35,830	3,613	0.4%
Health Care—Other †		65,088	6.9%
		131,269	14.0%

Materials & Processing †		34,105	3.6%

Other[1]
* Leap Wireless International Inc CVR	1,716	4	0.0%
Other—Other †		9	0.0%
		13	0.0%
Producer Durables
General Electric Co.	424,880	12,381	1.3%
3M Co.	28,617	4,489	0.5%
Boeing Co.	31,221	3,690	0.4%
United Technologies Corp.	37,819	3,654	0.4%
Producer Durables—Other †		78,891	8.4%
		103,105	11.0%
Technology
Apple Inc.	260,270	25,166	2.7%
Microsoft Corp.	365,471	18,595	2.0%
* Facebook Inc. Class A	97,766	10,453	1.1%
* Alphabet Inc. Class A	13,027	9,343	1.0%
* Alphabet Inc. Class C	13,292	9,275	1.0%
Intel Corp.	214,579	6,349	0.7%
Cisco Systems Inc.	230,092	6,024	0.6%
International Business Machines Corp.	41,106	5,386	0.6%
Oracle Corp.	143,411	5,275	0.6%
Technology—Other †		59,110	6.3%
		154,976	16.6%
Utilities
AT&T Inc.	275,015	10,162	1.1%
Verizon Communications Inc.	184,278	9,348	1.0%
Utilities—Other †		35,924	3.8%
		55,434	5.9%
Total Common Stocks (Cost $983,278)		933,462	99.6%[2]

10

Russell 3000 Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[3,4] Vanguard Market Liquidity Fund	0.475%	1,988,543	1,989	0.2%

5U.S. Government and Agency Obligations †			400	0.1%
Total Temporary Cash Investments (Cost $2,388)			2,389	0.3%[2]
[6]Total Investments (Cost $985,666)			935,851	99.9%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			83
Receivables for Investment Securities Sold			987
Receivables for Accrued Income			2,062
Receivables for Capital Shares Issued			59
Total Other Assets			3,191	0.3%
Liabilities
Payables for Investment Securities Purchased			(362)
Collateral for Securities on Loan			(1,433)
Payables for Capital Shares Redeemed			(30)
Payables to Vanguard			(235)
Other Liabilities			(32)
Total Liabilities			(2,092)	(0.2%)
Net Assets			936,950	100.0%

At February 29, 2016, net assets consisted of:
				Amount
				($000)
Paid-in Capital				990,164
Undistributed Net Investment Income				2,759
Accumulated Net Realized Losses				(6,130)
Unrealized Appreciation (Depreciation)
Investment Securities				(49,815)
Futures Contracts				(28)
Net Assets				936,950

11

Russell 3000 Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 2,300,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	202,506
Net Asset Value Per Share—ETF Shares	$88.05

Institutional Shares—Net Assets
Applicable to 4,309,858 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	734,444
Net Asset Value Per Share—Institutional Shares	$170.41

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $1,433,000 of collateral received for securities on loan.
5 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
6 The total value of securities on loan is $1,371,000.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Russell 3000 Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Dividends	10,061
Interest[1]	6
Securities Lending	64
Total Income	10,131
Expenses
The Vanguard Group—Note B
Investment Advisory Services	85
Management and Administrative—ETF Shares	68
Management and Administrative—Institutional Shares	37
Marketing and Distribution—ETF Shares	8
Marketing and Distribution—Institutional Shares	10
Custodian Fees	201
Shareholders’ Reports—ETF Shares	3
Shareholders’ Reports—Institutional Shares	—
Total Expenses	412
Net Investment Income	9,719
Realized Net Gain (Loss)
Investment Securities Sold	27,272
Futures Contracts	(100)
Realized Net Gain (Loss)	27,172
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(57,466)
Futures Contracts	(164)
Change in Unrealized Appreciation (Depreciation)	(57,630)
Net Increase (Decrease) in Net Assets Resulting from Operations	(20,739)
1 Interest income from an affiliated company of the fund was $6,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Russell 3000 Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,719	14,582
Realized Net Gain (Loss)	27,172	113,500
Change in Unrealized Appreciation (Depreciation)	(57,630)	(135,902)
Net Increase (Decrease) in Net Assets Resulting from Operations	(20,739)	(7,820)
Distributions
Net Investment Income
ETF Shares	(2,017)	(2,304)
Institutional Shares	(8,300)	(11,310)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(10,317)	(13,614)
Capital Share Transactions
ETF Shares	39,891	53,219
Institutional Shares	(28,704)	204,190
Net Increase (Decrease) from Capital Share Transactions	11,187	257,409
Total Increase (Decrease)	(19,869)	235,975
Net Assets
Beginning of Period	956,819	720,844
End of Period[1]	936,950	956,819
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,759,000 and $3,357,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 3000 Index Fund

Financial Highlights

ETF Shares
	Six Months					Sept. 20,
	Ended					2010[1] to
For a Share Outstanding	February 29,	Year Ended August 31,				Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$91.43	$92.82	$75.79	$64.28	$55.97	$51.86
Investment Operations
Net Investment Income	.903	1.649	1.485	1.313	1.037	.819
Net Realized and Unrealized Gain (Loss)
on Investments	(3.329)	(1.396)	17.004	11.484	8.255	3.924
Total from Investment Operations	(2.426)	.253	18.489	12.797	9.292	4.743
Distributions
Dividends from Net Investment Income	(.954)	(1.643)	(1.459)	(1.287)	(.982)	(.633)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.954)	(1.643)	(1.459)	(1.287)	(.982)	(.633)
Net Asset Value, End of Period	$88.05	$91.43	$92.82	$75.79	$64.28	$55.97

Total Return	-2.69%	0.21%	24.58%	20.14%	16.80%	9.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$203	$169	$121	$76	$39	$22
Ratio of Total Expenses to
Average Net Assets	0.14%	0.15%	0.15%	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to
Average Net Assets	2.00%	1.76%	1.77%	2.03%	1.99%	1.71%[2]
Portfolio Turnover Rate [3]	4%	4%	8%	16%	20%	32%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Russell 3000 Index Fund

Financial Highlights

Institutional Shares
	Six Months					Nov. 1,
	Ended					2010[1] to
For a Share Outstanding	February 29,	Year Ended August 31,				Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$176.98	$179.64	$146.68	$124.40	$108.32	$104.44
Investment Operations
Net Investment Income	1.796	3.318	2.986	2.630	2.087	1.494
Net Realized and Unrealized Gain (Loss)
on Investments	(6.447)	(2.689)	32.903	22.226	15.972	3.650
Total from Investment Operations	(4.651)	.629	35.889	24.856	18.059	5.144
Distributions
Dividends from Net Investment Income	(1.919)	(3.289)	(2.929)	(2.576)	(1.979)	(1.264)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.919)	(3.289)	(2.929)	(2.576)	(1.979)	(1.264)
Net Asset Value, End of Period	$170.41	$176.98	$179.64	$146.68	$124.40	$108.32

Total Return	-2.66%	0.30%	24.66%	20.21%	16.89%	4.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$734	$788	$600	$426	$126	$35
Ratio of Total Expenses to
Average Net Assets	0.07%	0.08%	0.08%	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to
Average Net Assets	2.07%	1.83%	1.84%	2.10%	2.06%	1.78%[2]
Portfolio Turnover Rate [3]	4%	4%	8%	16%	20%	32%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Russell 3000 Index Fund

Notes to Financial Statements

Vanguard Russell 3000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

17

Russell 3000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

18

Russell 3000 Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $83,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	931,052	2,392	18
Temporary Cash Investments	1,989	400	—
Futures Contracts—Liabilities[1]	(16)	—	—
Total	933,025	2,792	18
1 Represents variation margin on the last day of the reporting period.

19

Russell 3000 Index Fund

D. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2016	37	3,570	(20)
E-mini Russell 2000 Index	March 2016	1	103	(8)
				(28)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $31,228,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $1,938,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31,2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $985,673,000. Net unrealized depreciation of investment securities for tax purposes was $49,822,000, consisting of unrealized gains of $53,807,000 on securities that had risen in value since their purchase and $103,629,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 29, 2016, the fund purchased $152,785,000 of investment securities and sold $137,682,000 of investment securities, other than temporary cash investments. Purchases and sales include $63,585,000 and $118,883,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

20

Russell 3000 Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	179,049	1,925	618,159	6,450
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(139,158)	(1,475)	(564,940)	(5,900)
Net Increase (Decrease)—ETF Shares	39,891	450	53,219	550
Institutional Shares
Issued	90,135	515	325,512	1,765
Issued in Lieu of Cash Distributions	8,159	46	11,310	62
Redeemed	(126,998)	(702)	(132,632)	(717)
Net Increase (Decrease)—Institutional Shares	(28,704)	(141)	204,190	1,110

H. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended February 29, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Russell 3000 Index Fund	8/31/2015	2/29/2016	Period
Based on Actual Fund Return
ETF Shares	$1,000.00	$973.07	$0.69
Institutional Shares	1,000.00	973.38	0.34
Based on Hypothetical 5% Yearly Return
ETF Shares	$1,000.00	$1,024.17	$0.70
Institutional Shares	1,000.00	1,024.52	0.35
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.14% for ETF Shares and 0.07% for Institutional Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

23

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

24

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 196 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	Chairman Emeritus and Senior Advisor
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College and
Chairman of its Finance and Enrollment Committee;	Founder
Member of the Advisory Board of the Norris Cotton	John C. Bogle
Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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Q18542 042016

Semiannual Report | February 29, 2016

Vanguard Sector Bond Index Funds

Vanguard Short-Term Government Bond Index Fund

Vanguard Intermediate-Term Government Bond Index Fund

Vanguard Long-Term Government Bond Index Fund

Vanguard Short-Term Corporate Bond Index Fund

Vanguard Intermediate-Term Corporate Bond Index Fund

Vanguard Long-Term Corporate Bond Index Fund

Vanguard Mortgage-Backed Securities Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Short-Term Government Bond Index Fund.	12
Intermediate-Term Government Bond Index Fund.	27
Long-Term Government Bond Index Fund.	42
Short-Term Corporate Bond Index Fund.	56
Intermediate-Term Corporate Bond Index Fund.	72
Long-Term Corporate Bond Index Fund.	88
Mortgage-Backed Securities Index Fund.	104
About Your Fund’s Expenses.	120
Glossary.	123

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended February 29, 2016
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Government Bond Index Fund
ETF Shares	0.65%
Market Price				0.56%
Net Asset Value				0.54
Admiral™ Shares	0.65	0.37%	0.19%	0.56
Institutional Shares	0.68	0.39	0.16	0.55
Barclays U.S. 1–3 Year Government Float Adjusted Index				0.58
Short U.S. Government Funds Average				0.19
Short U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Intermediate-Term Government Bond Index Fund
ETF Shares	1.22%
Market Price				3.06%
Net Asset Value				3.08
Admiral Shares	1.22	0.85%	2.24%	3.09
Institutional Shares	1.25	0.86	2.25	3.11
Barclays U.S. 3–10 Year Government Float Adjusted Index				3.04
Intermediate U.S. Government Funds Average				1.89
Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Long-Term Government Bond Index Fund
ETF Shares	2.37%
Market Price				8.60%
Net Asset Value				8.63
Admiral Shares	2.34	1.44%	7.22%	8.66
Institutional Shares	2.41	1.45	7.22	8.67
Barclays U.S. Long Government Float Adjusted Index				8.19
General U.S. Government Funds Average				2.10
General U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

1

Your Fund’s Total Returns

Six Months Ended February 29, 2016
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Corporate Bond Index Fund
ETF Shares	2.30%
Market Price				0.96%
Net Asset Value				0.72
Admiral Shares	2.30	1.02%	-0.29%	0.73
Institutional Shares	2.33	1.04	-0.34	0.70
Barclays U.S. 1–5 Year Corporate Bond Index				0.66
Short-Intermediate Investment-Grade Debt Funds Average				0.21
Short-Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Intermediate-Term Corporate Bond Index Fund
ETF Shares	3.58%
Market Price				2.94%
Net Asset Value				2.24
Admiral Shares	3.58	1.71%	0.53%	2.24
Institutional Shares	3.61	1.72	0.53	2.25
Barclays U.S. 5–10 Year Corporate Bond Index				2.14
Core Bond Funds Average				1.17
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Long-Term Corporate Bond Index Fund
ETF Shares	4.90%
Market Price				1.49%
Net Asset Value				1.61
Admiral Shares	4.90	2.34%	-0.70%	1.64
Institutional Shares	4.93	2.35	-0.74	1.61
Barclays U.S. 10+ Year Corporate Bond Index				1.36
Corporate Debt Funds BBB-Rated Average				0.42
Corporate Debt Funds BBB-Rated Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

2

Your Fund’s Total Returns

Six Months Ended February 29, 2016
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Mortgage-Backed Securities Index Fund
ETF Shares	1.97%
Market Price				2.16%
Net Asset Value				2.03
Admiral Shares	1.93	0.93%	1.12%	2.05
Institutional Shares	2.01	0.94	1.09	2.03
Barclays U.S. MBS Float Adjusted Index				2.04
U.S. Mortgage Funds Average				1.20
U.S. Mortgage Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

3

Chairman’s Letter

Dear Shareholder,

The bond market was pulled in different directions over the six months ended February 29, 2016. The Federal Reserve took the much-anticipated step of raising its target for overnight interest rates, which pushed down the prices of very short-term U.S. Treasury bills. Prices of other Treasuries zigzagged higher amid concerns about slowing global growth and low inflation. And with investors shying away from riskier assets, prices of higher-quality corporate bonds generally held up better than those of their lower-quality counterparts.

With the value of their portfolios rising, the three government bond funds included in this report produced returns ranging from 0.54% for Vanguard Short-Term Government Bond Index Fund to 8.63% for Vanguard Long-Term Government Bond Index Fund. (Returns and yields cited in this letter are for the funds’ ETF Shares based on net asset value, except where noted otherwise.)

Vanguard Mortgage-Backed Securities Index Fund, which also saw the value of its holdings rise, returned 2.03%.

The picture was more mixed for the three corporate bond funds covered in this report. Although prices of the bonds in Vanguard Intermediate-Term Corporate Bond Index Fund rose a little, lifting its return to 2.24% for the six months, prices edged lower in the two other funds. Including that downdraft, Vanguard Short-Term Corporate

4

Bond Index Fund returned 0.72%, and Vanguard Long-Term Corporate Bond Index Fund returned 1.61%.

Most of the funds performed in line with their benchmarks after taking expenses into account. The long-term funds, though, deviated from their benchmarks, largely because of security pricing differences that are expected to be temporary.

All seven funds outpaced their peer average returns, four of them by more than a percentage point.

On February 29, the 30-day SEC yield was down 32 basis points for the intermediate-term government fund and 33 basis points for the long-term government fund, compared with six months earlier. (A basis point is one-hundredth of a percentage point.) The yields for the five other funds rose by 5 to 45 basis points over the period.

Bonds registered gains as investors cut their risk
The broad U.S. taxable bond market returned 2.20% over the six months. Most of the gains came in January and February as investors sought safe-haven assets amid stock market turmoil. The yield of the 10-year U.S. Treasury note closed at 1.74% in February, down from 2.18% six months earlier. (Bond prices and yields move in opposite directions.)

Market Barometer
			Total Returns
		Periods Ended February 29, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	2.20%	1.50%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.62	3.95	5.45
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.06	0.04

Stocks
Russell 1000 Index (Large-caps)	-2.03%	-7.21%	9.92%
Russell 2000 Index (Small-caps)	-10.16	-14.97	6.11
Russell 3000 Index (Broad U.S. market)	-2.68	-7.84	9.61
FTSE All-World ex US Index (International)	-9.12	-16.79	-0.89

CPI
Consumer Price Index	-0.51%	1.02%	1.39%

5

The Fed’s target rate, which had stayed anchored near zero until rising in December by a quarter percentage point to 0.25%–0.5%, kept a lid on returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 3.13%, buoyed by negative interest rates in a number of countries.

Expense Ratios
Your Fund Compared With Its Peer Group

	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Short-Term Government Bond Index
Fund	0.10%	0.10%	0.07%	0.80%
Intermediate-Term Government Bond
Index Fund	0.10	0.10	0.07	0.96
Long-Term Government Bond Index
Fund	0.10	0.10	0.07	1.09
Short-Term Corporate Bond Index Fund	0.10	0.10	0.07	0.81
Intermediate-Term Corporate Bond
Index Fund	0.10	0.10	0.07	0.80
Long-Term Corporate Bond Index Fund	0.10	0.10	0.07	0.90
Mortgage-Backed Securities Index
Fund	0.10	0.10	0.07	0.90

The fund expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the funds’ annualized expense ratios were: for the Short-Term Government Bond Index Fund, 0.09% for ETF Shares, 0.08% for Admiral Shares, and 0.06% for Institutional Shares; for the Intermediate-Term Government Bond Index Fund, 0.09% for ETF Shares, 0.08% for Admiral Shares, and 0.06% for Institutional Shares; for the Long-Term Government Bond Index Fund, 0.09% for ETF Shares, 0.09% for Admiral Shares, and 0.06% for Institutional Shares; for the Short-Term Corporate Bond Index Fund, 0.09% for ETF Shares, 0.08% for Admiral Shares, and 0.06% for Institutional Shares; for the Intermediate-Term Corporate Bond Index Fund, 0.09% for ETF Shares, 0.08% for Admiral Shares, and 0.06% for Institutional Shares; for the Long-Term Corporate Bond Index Fund, 0.08% for ETF Shares, 0.08% for Admiral Shares, and 0.06% for Institutional Shares; and for the Mortgage-Backed Securities Index Fund, 0.09% for ETF Shares, 0.09% for Admiral Shares, and 0.06% for Institutional Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

Peer groups: For the Short-Term Government Bond Index Fund, Short U.S. Government Funds; for the Intermediate-Term Government Bond Index Fund, Intermediate U.S. Government Funds; for the Long-Term Government Bond Index Fund, General U.S. Government Funds; for the Short-Term Corporate Bond Index Fund, Short-Intermediate Investment-Grade Debt Funds; for the Intermediate-Term Corporate Bond Index Fund, Core Bond Funds; for the Long-Term Corporate Bond Index Fund, Corporate BBB-Rated Debt Funds; for the Mortgage-Backed Securities Index Fund, U.S. Mortgage Funds.

6

Stocks mostly slumped for the fiscal half year
U.S. stocks returned about –3% for the period. Results were negative in four of the six months. Only October’s return of about 8% prevented an even weaker performance for the half year.

Fears that China’s economic slowdown would spread globally weighed on results. Oil and commodity prices, which declined through most of the period before showing some resilience in February, also concerned investors.

International stocks returned about –9% in U.S. dollars, but they declined a little less in many local currencies. Stocks of developed European and Pacific region markets, as well as of emerging markets, were in the red.

Risk-averse environment favored Treasuries over corporate bonds
Developments in China in particular weighed on the global growth outlook over the half year. Further signs of weakness in China’s manufacturing sector, unexpected movements in its currency, and sharp corrections in mainland China stock markets fueled speculation that policymakers might not be able to engineer a soft landing for the economy. Global markets were also rattled as commodity prices slumped further and the price of oil fell to an 11-year low, pushing inflation expectations even lower.

Yields of U.S. Treasury Securities
	August 31,	February 29,
Maturity	2015	2016
2 years	0.72%	0.78%
3 years	1.02	0.89
5 years	1.51	1.21
10 years	2.18	1.74
30 years	2.91	2.62
Source: Vanguard.

7

The U.S. economy seemed to be slowing as well, hindered by the strong dollar, a downturn in the energy sector, and weak overseas demand. So although the Fed’s rate increase in December pushed very short-term Treasury yields higher, investors seeking a safe harbor for their assets drove the yields of other Treasuries lower.

With central banks overseas pursuing further monetary easing, the yields of Treasuries also attracted international buyers. In January, the Bank of Japan joined the European Central Bank in setting a key interest rate below zero,

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones. So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

8

and both continued their stimulative bond-buying programs in an attempt to spur growth and ward off deflation.

All three government bond funds benefited as investors turned more risk-averse. Rising bond prices contributed modestly to the return of the short-term government fund. But they added more than 2 percentage points to the return for Admiral and Institutional Shares of the intermediate-term government fund and roughly 7 percentage points to the returns of those shares in the long-term government fund.

The mortgage-backed securities fund, which invests in bonds of pooled mortgages issued by government agencies, saw a boost from rising prices as well. An increase in the value of its holdings bolstered the returns of its Admiral and Institutional Shares more than the income earned over the period.

The returns of investment-grade corporate bonds varied significantly by credit quality. Those rated A or higher returned well over 2%. On the other hand, BBB-rated bonds—one step above junk bonds on the quality ladder—posted slightly negative returns. Debt issued by commodity-related companies—especially those in the energy, metals, and mining segments—performed poorly.

By maturity, intermediate-term corporate bonds performed best. The value of the bonds in the short- and long-term corporate funds declined over the period, but they generated enough income to keep the funds’ returns positive.

Although it’s important to keep an eye on how your investments are performing, it’s good not to lose sight of why you have them in your portfolio. Bond returns may not be as strong going forward as we have become accustomed to in recent decades, but we believe they will continue to fulfill an important role as a diversifier for equities and other riskier assets you may hold in your portfolio.

Doing what’s best for clients: That’s how we were built
It’s hard for me to believe, but this year will be my 30th with Vanguard. I knew little about the company when I started in June 1986, but I soon learned what makes Vanguard unique.

Simply put, we’re built differently.

We don’t have stockholders or outside owners. Instead, Vanguard is owned by its funds, which in turn are owned by you—Vanguard clients.

This structure matters because it ensures that our interests are completely aligned with those of our clients. We never have to weigh what’s best for clients against what’s best for the company’s owners; their interests are one and the same. Our client-owned structure is what allows us to run our funds at cost, and it’s why

Vanguard’s expense ratios remain among the lowest in the industry. (See the insight box on page 8 for more on this.)

At the same time, we continually dedicate resources to enhance Vanguard’s service and investment capabilities. We aspire to provide the highest possible quality at the lowest possible price. That was true 30 years ago, it’s true today, and it will remain our focus for decades to come. After all, we’re built to put the long-term interests of our clients first.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 14, 2016

Your Fund’s Performance at a Glance
August 31, 2015, Through February 29, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Government Bond Index
Fund
ETF Shares	$61.03	$61.12	$0.217	$0.024
Admiral Shares	20.35	20.38	0.076	0.008
Institutional Shares	25.57	25.60	0.100	0.010
Vanguard Intermediate-Term Government
Bond Index Fund
ETF Shares	$64.80	$66.22	$0.534	$0.027
Admiral Shares	21.86	22.34	0.182	0.009
Institutional Shares	27.12	27.72	0.227	0.011
Vanguard Long-Term Government Bond Index
Fund
ETF Shares	$75.13	$80.52	$1.027	$0.000
Admiral Shares	25.21	27.03	0.344	0.000
Institutional Shares	32.00	34.31	0.441	0.000
Vanguard Short-Term Corporate Bond Index
Fund
ETF Shares	$79.33	$79.03	$0.805	$0.063
Admiral Shares	21.57	21.49	0.221	0.017
Institutional Shares	26.41	26.30	0.274	0.021
Vanguard Intermediate-Term Corporate Bond
Index Fund
ETF Shares	$84.39	$84.84	$1.423	$0.000
Admiral Shares	22.71	22.83	0.385	0.000
Institutional Shares	28.06	28.21	0.478	0.000
Vanguard Long-Term Corporate Bond Index
Fund
ETF Shares	$85.25	$84.64	$1.969	$0.000
Admiral Shares	22.80	22.64	0.533	0.000
Institutional Shares	28.31	28.10	0.663	0.000
Vanguard Mortgage-Backed Securities Index
Fund
ETF Shares	$53.05	$53.42	$0.459	$0.240
Admiral Shares	21.20	21.34	0.195	0.096
Institutional Shares	28.73	28.91	0.269	0.130

Short-Term Government Bond Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics

	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VGSH	VSBSX	VSBIX
Expense Ratio[1]	0.10%	0.10%	0.07%
30-Day SEC Yield	0.65%	0.65%	0.68%

Financial Attributes

		Barclays
		1–3 Year
		Gov’t	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index

Number of Bonds	139	398	9,699

Yield to Maturity
(before expenses)	0.8%	0.8%	2.2%

Average Coupon	1.4%	1.4%	3.1%

Average Duration	1.9 years	1.9 years	5.6 years

Average Effective
Maturity	1.9 years	1.9 years	7.8 years

Short-Term
Reserves	1.5%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	98.7%
Other	1.3
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	1–3 Year
	Gov’t	Barclays
	Float Adj	Aggregate
	Index	FA Index
R-Squared	0.99	0.57
Beta	1.00	0.17
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	1.3%
1 - 3 Years	98.7

Distribution by Credit Quality (% of portfolio)
U.S. Government	98.7%
Aaa	1.3
Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.09% for ETF Shares, 0.08% for Admiral Shares, and 0.06% for Institutional Shares.

Short-Term Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 19, 2009, Through February 29, 2016
		Barclays
		1–3 Year
		Gov’t
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	1.69%	1.83%
2011	1.39	1.53
2012	0.40	0.50
2013	0.04	0.16
2014	0.70	0.80
2015	0.75	0.84
2016	0.54	0.58
Note: For 2016, performance data reflect the six months ended February 29, 2016.

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.
					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		0.45%	0.61%			0.79%
Net Asset Value		0.51	0.63			0.79
Admiral Shares	12/28/2009	0.51	0.63	0.51%	0.37%	0.88
Institutional Shares	8/23/2010	0.50	0.65	0.53	0.09	0.62

See Financial Highlights for dividend and capital gains information.

Short-Term Government Bond Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.6%)
U.S. Government Securities (88.7%)
United States Treasury Note/Bond	0.750%	3/15/17	21,070	21,080
United States Treasury Note/Bond	0.500%	3/31/17	4,765	4,755
United States Treasury Note/Bond	1.000%	3/31/17	11,585	11,619
United States Treasury Note/Bond	3.250%	3/31/17	16,125	16,563
United States Treasury Note/Bond	0.875%	4/15/17	13,740	13,764
United States Treasury Note/Bond	0.500%	4/30/17	12,643	12,609
United States Treasury Note/Bond	0.875%	4/30/17	4,540	4,548
United States Treasury Note/Bond	3.125%	4/30/17	3,683	3,785
United States Treasury Note/Bond	0.875%	5/15/17	14,695	14,723
United States Treasury Note/Bond	4.500%	5/15/17	2,325	2,430
United States Treasury Note/Bond	8.750%	5/15/17	2,330	2,554
United States Treasury Note/Bond	0.625%	5/31/17	26,534	26,497
United States Treasury Note/Bond	2.750%	5/31/17	19,896	20,397
United States Treasury Note/Bond	0.875%	6/15/17	13,620	13,643
United States Treasury Note/Bond	0.625%	6/30/17	15,275	15,251
United States Treasury Note/Bond	0.750%	6/30/17	11,550	11,550
United States Treasury Note/Bond	2.500%	6/30/17	12,100	12,380
United States Treasury Note/Bond	0.875%	7/15/17	13,005	13,025
United States Treasury Note/Bond	0.500%	7/31/17	5,000	4,981
United States Treasury Note/Bond	0.625%	7/31/17	11,870	11,848
United States Treasury Note/Bond	2.375%	7/31/17	10,556	10,795
United States Treasury Note/Bond	0.875%	8/15/17	19,985	20,016
United States Treasury Note/Bond	4.750%	8/15/17	25,760	27,249
United States Treasury Note/Bond	0.625%	8/31/17	18,680	18,639
United States Treasury Note/Bond	1.875%	8/31/17	7,345	7,464
United States Treasury Note/Bond	1.000%	9/15/17	17,095	17,151
United States Treasury Note/Bond	0.625%	9/30/17	33,560	33,481
United States Treasury Note/Bond	1.875%	9/30/17	6,230	6,336
United States Treasury Note/Bond	0.875%	10/15/17	9,840	9,854
United States Treasury Note/Bond	0.750%	10/31/17	21,380	21,367
United States Treasury Note/Bond	1.875%	10/31/17	14,184	14,434
United States Treasury Note/Bond	0.875%	11/15/17	11,685	11,701
United States Treasury Note/Bond	4.250%	11/15/17	11,440	12,107
United States Treasury Note/Bond	0.625%	11/30/17	6,955	6,934
United States Treasury Note/Bond	0.875%	11/30/17	12,397	12,416
United States Treasury Note/Bond	2.250%	11/30/17	8,150	8,354
United States Treasury Note/Bond	1.000%	12/15/17	16,497	16,556

Short-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	0.750%	12/31/17	18,015	17,998
United States Treasury Note/Bond	1.000%	12/31/17	6,798	6,823
United States Treasury Note/Bond	0.875%	1/15/18	15,745	15,767
United States Treasury Note/Bond	0.750%	1/31/18	16,806	16,793
United States Treasury Note/Bond	0.875%	1/31/18	6,690	6,699
United States Treasury Note/Bond	2.625%	1/31/18	16,385	16,951
United States Treasury Note/Bond	1.000%	2/15/18	9,275	9,311
United States Treasury Note/Bond	3.500%	2/15/18	9,850	10,366
United States Treasury Note/Bond	0.750%	2/28/18	22,445	22,428
United States Treasury Note/Bond	2.750%	2/28/18	6,745	7,003
United States Treasury Note/Bond	1.000%	3/15/18	5,775	5,798
United States Treasury Note/Bond	0.750%	3/31/18	12,270	12,255
United States Treasury Note/Bond	2.875%	3/31/18	4,118	4,292
United States Treasury Note/Bond	0.750%	4/15/18	18,055	18,030
United States Treasury Note/Bond	0.625%	4/30/18	14,030	13,973
United States Treasury Note/Bond	1.000%	5/15/18	2,750	2,761
United States Treasury Note/Bond	1.000%	5/31/18	22,467	22,551
United States Treasury Note/Bond	1.125%	6/15/18	9,566	9,632
United States Treasury Note/Bond	1.375%	6/30/18	12,430	12,589
United States Treasury Note/Bond	2.375%	6/30/18	5,596	5,799
United States Treasury Note/Bond	1.375%	7/31/18	25,190	25,525
United States Treasury Note/Bond	2.250%	7/31/18	6,000	6,204
United States Treasury Note/Bond	1.000%	8/15/18	8,600	8,634
United States Treasury Note/Bond	1.500%	8/31/18	22,955	23,335
United States Treasury Note/Bond	1.000%	9/15/18	21,535	21,619
United States Treasury Note/Bond	1.375%	9/30/18	19,275	19,537
United States Treasury Note/Bond	0.875%	10/15/18	17,560	17,571
United States Treasury Note/Bond	1.250%	10/31/18	15,687	15,844
United States Treasury Note/Bond	1.750%	10/31/18	4,438	4,543
United States Treasury Note/Bond	1.250%	11/15/18	12,743	12,870
United States Treasury Note/Bond	3.750%	11/15/18	8,331	8,977
United States Treasury Note/Bond	1.250%	11/30/18	11,000	11,110
United States Treasury Note/Bond	1.375%	11/30/18	5,000	5,069
United States Treasury Note/Bond	1.250%	12/15/18	14,264	14,407
United States Treasury Note/Bond	1.375%	12/31/18	7,000	7,094
United States Treasury Note/Bond	1.500%	12/31/18	13,510	13,738
United States Treasury Note/Bond	1.125%	1/15/19	15,462	15,561
United States Treasury Note/Bond	1.250%	1/31/19	10,000	10,102
United States Treasury Note/Bond	1.500%	1/31/19	10,350	10,525
United States Treasury Note/Bond	0.750%	2/15/19	20,028	19,937
United States Treasury Note/Bond	2.750%	2/15/19	11,000	11,586
United States Treasury Note/Bond	1.375%	2/28/19	10,000	10,131
United States Treasury Note/Bond	1.500%	2/28/19	10,000	10,170
				1,034,764
Agency Bonds and Notes (9.9%)
1 Federal Farm Credit Banks	1.125%	9/22/17	750	753
1 Federal Farm Credit Banks	1.000%	9/25/17	200	201
1 Federal Farm Credit Banks	1.125%	12/18/17	225	226
1 Federal Farm Credit Banks	1.110%	2/20/18	200	201
1 Federal Farm Credit Banks	1.100%	6/1/18	100	100
1 Federal Home Loan Banks	0.875%	3/10/17	125	125
1 Federal Home Loan Banks	4.875%	5/17/17	600	630
1 Federal Home Loan Banks	0.875%	5/24/17	8,410	8,423
1 Federal Home Loan Banks	0.625%	5/30/17	1,200	1,198
1 Federal Home Loan Banks	1.000%	6/21/17	3,645	3,654

Short-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 Federal Home Loan Banks	0.750%	8/28/17	2,000	1,998
1 Federal Home Loan Banks	0.625%	10/26/17	1,500	1,495
1 Federal Home Loan Banks	5.000%	11/17/17	2,010	2,152
1 Federal Home Loan Banks	1.000%	12/19/17	2,000	2,005
1 Federal Home Loan Banks	1.375%	3/9/18	4,200	4,242
1 Federal Home Loan Banks	0.875%	3/19/18	2,050	2,050
1 Federal Home Loan Banks	1.125%	4/25/18	2,500	2,513
2 Federal Home Loan Mortgage Corp.	1.000%	3/8/17	5,055	5,069
2 Federal Home Loan Mortgage Corp.	5.000%	4/18/17	200	210
2 Federal Home Loan Mortgage Corp.	1.250%	5/12/17	2,500	2,515
2 Federal Home Loan Mortgage Corp.	1.000%	6/29/17	4,265	4,276
2 Federal Home Loan Mortgage Corp.	0.750%	7/14/17	1,200	1,199
2 Federal Home Loan Mortgage Corp.	1.000%	7/28/17	657	659
2 Federal Home Loan Mortgage Corp.	5.500%	8/23/17	2,000	2,137
2 Federal Home Loan Mortgage Corp.	1.000%	9/29/17	400	401
2 Federal Home Loan Mortgage Corp.	5.125%	11/17/17	2,625	2,814
2 Federal Home Loan Mortgage Corp.	1.000%	12/15/17	6,700	6,718
2 Federal Home Loan Mortgage Corp.	0.750%	1/12/18	3,325	3,319
2 Federal Home Loan Mortgage Corp.	0.875%	3/7/18	5,475	5,475
2 Federal Home Loan Mortgage Corp.	4.875%	6/13/18	500	544
2 Federal National Mortgage Assn.	0.750%	4/20/17	2,760	2,761
2 Federal National Mortgage Assn.	1.125%	4/27/17	700	703
2 Federal National Mortgage Assn.	5.000%	5/11/17	555	583
2 Federal National Mortgage Assn.	0.000%	6/1/17	600	594
2 Federal National Mortgage Assn.	5.375%	6/12/17	4,255	4,502
2 Federal National Mortgage Assn.	0.875%	8/28/17	1,050	1,051
2 Federal National Mortgage Assn.	1.000%	9/27/17	5,255	5,268
2 Federal National Mortgage Assn.	0.875%	10/26/17	890	891
2 Federal National Mortgage Assn.	0.875%	12/20/17	900	900
2 Federal National Mortgage Assn.	0.875%	2/8/18	5,075	5,077
2 Federal National Mortgage Assn.	0.875%	5/21/18	6,280	6,274
2 Federal National Mortgage Assn.	1.125%	7/20/18	2,500	2,511
2 Federal National Mortgage Assn.	1.875%	9/18/18	4,050	4,143
2 Federal National Mortgage Assn.	1.125%	10/19/18	1,200	1,205
2 Federal National Mortgage Assn.	1.625%	11/27/18	2,100	2,136
2 Federal National Mortgage Assn.	1.125%	12/14/18	3,800	3,812
2 Federal National Mortgage Assn.	1.375%	1/28/19	1,000	1,010
2 Federal National Mortgage Assn.	1.875%	2/19/19	1,750	1,793
2 Federal National Mortgage Assn.	1.000%	2/26/19	1,500	1,498
1 Financing Corp.	10.700%	10/6/17	142	164
1 Financing Corp.	9.800%	11/30/17	385	444
1 Financing Corp.	9.800%	4/6/18	200	236
1 Financing Corp.	10.350%	8/3/18	250	305
Private Export Funding Corp.	2.250%	12/15/17	25	26
Private Export Funding Corp.	1.875%	7/15/18	50	51
1 Tennessee Valley Authority	5.500%	7/18/17	125	133
1 Tennessee Valley Authority	1.750%	10/15/18	125	128
				115,501
Total U.S. Government and Agency Obligations (Cost $1,147,716)				1,150,265

Short-Term Government Bond Index Fund

			Market
			Value•
	Coupon	Shares	($000)
Temporary Cash Investment (1.4%)
Money Market Fund (1.4%)
3 Vanguard Market Liquidity Fund (Cost $16,541)	0.475%	16,540,613	16,541
Total Investments (100.0%) (Cost $1,164,257)			1,166,806
Other Assets and Liabilities (0.0%)
Other Assets			67,051
Liabilities			(66,838)
			213
Net Assets (100%)			1,167,019

			Amount
			($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers			1,150,265
Affiliated Vanguard Funds			16,541
Total Investments in Securities			1,166,806
Investment in Vanguard			100
Receivables for Investment Securities Sold			61,257
Receivables for Accrued Income			4,388
Receivables for Capital Shares Issued			1,306
Total Assets			1,233,857
Liabilities
Payables for Investment Securities Purchased			65,070
Payables for Capital Shares Redeemed			398
Payables for Distributions			48
Payables to Vanguard			260
Other Liabilities			1,062
Total Liabilities			66,838
Net Assets			1,167,019

Short-Term Government Bond Index Fund

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,164,162
Undistributed Net Investment Income	480
Accumulated Net Realized Losses	(172)
Unrealized Appreciation (Depreciation)	2,549
Net Assets	1,167,019

ETF Shares—Net Assets
Applicable to 12,944,765 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	791,247
Net Asset Value Per Share—ETF Shares	$61.12

Admiral Shares—Net Assets
Applicable to 15,358,718 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	312,980
Net Asset Value Per Share—Admiral Shares	$20.38

Institutional Shares—Net Assets
Applicable to 2,452,512 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	62,792
Net Asset Value Per Share—Institutional Shares	$25.60

• See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Interest[1]	4,184
Total Income	4,184
Expenses
The Vanguard Group—Note B
Investment Advisory Services	14
Management and Administrative—ETF Shares	251
Management and Administrative—Admiral Shares	85
Management and Administrative—Institutional Shares	15
Marketing and Distribution—ETF Shares	29
Marketing and Distribution—Admiral Shares	16
Marketing and Distribution—Institutional Shares	1
Custodian Fees	4
Shareholders’ Reports—ETF Shares	6
Shareholders’ Reports—Admiral Shares	2
Shareholders’ Reports—Institutional Shares	3
Total Expenses	426
Net Investment Income	3,758
Realized Net Gain (Loss) on Investment Securities Sold	154
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,046
Net Increase (Decrease) in Net Assets Resulting from Operations	5,958
1 Interest income from an affiliated company of the fund was $17,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,758	4,657
Realized Net Gain (Loss)	154	1,248
Change in Unrealized Appreciation (Depreciation)	2,046	(36)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,958	5,869
Distributions
Net Investment Income
ETF Shares	(2,396)	(3,087)
Admiral Shares	(989)	(1,044)
Institutional Shares	(254)	(348)
Realized Capital Gain[1]
ETF Shares	(269)	(299)
Admiral Shares	(106)	(93)
Institutional Shares	(24)	(24)
Total Distributions	(4,038)	(4,895)
Capital Share Transactions
ETF Shares	155,095	137,215
Admiral Shares	91,198	95,668
Institutional Shares	(4,270)	18,278
Net Increase (Decrease) from Capital Share Transactions	242,023	251,161
Total Increase (Decrease)	243,943	252,135
Net Assets
Beginning of Period	923,076	670,941
End of Period[2]	1,167,019	923,076
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $200,000 and $149,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $480,000 and $361,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$61.03	$60.95	$60.75	$60.98	$61.11	$60.70
Investment Operations
Net Investment Income	.221	.351	.198	.158	.270	.405
Net Realized and Unrealized Gain (Loss)
on Investments	.110	.102	.227	(.134)	(.028)	.434
Total from Investment Operations	. 331.453		.425	.024	. 242	. 839
Distributions
Dividends from Net Investment Income	(. 217)	(. 340)	(.177)	(.158)	(. 267)	(. 405)
Distributions from Realized Capital Gains	(. 024)	(. 033)	(. 048)	(. 096)	(.105)	(. 024)
Total Distributions	(. 241)	(. 373)	(. 225)	(. 254)	(. 372)	(. 429)
Net Asset Value, End of Period	$61.12	$61.03	$60.95	$60.75	$60.98	$61.11

Total Return	0.54%	0.75%	0.70%	0.04%	0.40%	1.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$791	$635	$497	$307	$183	$150
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.12%	0.12%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	0.74%	0.59%	0.34%	0.26%	0.44%	0.66%
Portfolio Turnover Rate[1]	67%	64%	64%	73%	72%	69%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$20.35	$20.33	$20.27	$20.35	$20.39	$20.25
Investment Operations
Net Investment Income	.075	.116	.068	.053	.089	.134
Net Realized and Unrealized Gain (Loss)
on Investments	.039	.031	.074	(. 048)	(. 007)	.149
Total from Investment Operations	.114	.147	.142	.005	.082	.283
Distributions
Dividends from Net Investment Income	(. 076)	(.116)	(. 066)	(. 053)	(. 087)	(.135)
Distributions from Realized Capital Gains	(. 008)	(. 011)	(. 016)	(. 032)	(. 035)	(. 008)
Total Distributions	(. 084)	(.127)	(. 082)	(. 085)	(.122)	(.143)
Net Asset Value, End of Period	$20.38	$20.35	$20.33	$20.27	$20.35	$20.39

Total Return[1]	0.56%	0.72%	0.70%	0.02%	0.40%	1.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$313	$221	$126	$53	$37	$11
Ratio of Total Expenses to
Average Net Assets	0.08%	0.10%	0.12%	0.12%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	0.75%	0.59%	0.34%	0.26%	0.44%	0.66%
Portfolio Turnover Rate[2]	67%	64%	64%	73%	72%	69%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$25.57	$25.54	$25.47	$25.57	$25.62	$25.45
Investment Operations
Net Investment Income	.097	.156	.095	.075	.121	.183
Net Realized and Unrealized Gain (Loss)
on Investments	.043	.043	.088	(.059)	(.007)	.180
Total from Investment Operations	.140	.199	.183	.016	.114	.363
Distributions
Dividends from Net Investment Income	(.100)	(.155)	(. 093)	(. 075)	(.120)	(.183)
Distributions from Realized Capital Gains	(. 010)	(. 014)	(. 020)	(. 041)	(. 044)	(. 010)
Total Distributions	(.110)	(.169)	(.113)	(.116)	(.164)	(.193)
Net Asset Value, End of Period	$25.60	$25.57	$25.54	$25.47	$25.57	$25.62

Total Return[1]	0.55%	0.78%	0.72%	0.06%	0.45%	1.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$63	$67	$49	$17	$44	$33
Ratio of Total Expenses to
Average Net Assets	0.06%	0.07%	0.09%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	0.77%	0.62%	0.37%	0.29%	0.47%	0.71%
Portfolio Turnover Rate[2]	67%	64%	64%	73%	72%	69%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

Short-Term Government Bond Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $100,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,150,265	—
Temporary Cash Investments	16,541	—	—
Total	16,541	1,150,265	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended February 29, 2016, the fund realized $234,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

Short-Term Government Bond Index Fund

At February 29, 2016, the cost of investment securities for tax purposes was $1,164,257,000. Net unrealized appreciation of investment securities for tax purposes was $2,549,000, consisting of unrealized gains of $2,738,000 on securities that had risen in value since their purchase and $189,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 29, 2016, the fund purchased $667,657,000 of investment securities and sold $426,656,000 of investment securities, other than temporary cash investments. Purchases and sales include $236,831,000 and $90,605,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	246,668	4,045	378,274	6,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(91,573)	(1,500)	(241,059)	(3,950)
Net Increase (Decrease)—ETF Shares	155,095	2,545	137,215	2,250
Admiral Shares
Issued	154,288	7,583	176,583	8,677
Issued in Lieu of Cash Distributions	921	45	963	47
Redeemed	(64,011)	(3,145)	(81,878)	(4,023)
Net Increase (Decrease)—Admiral Shares	91,198	4,483	95,668	4,701
Institutional Shares
Issued	4,999	194	29,714	1,162
Issued in Lieu of Cash Distributions	174	7	235	9
Redeemed	(9,443)	(369)	(11,671)	(457)
Net Increase (Decrease)—Institutional Shares	(4,270)	(168)	18,278	714

G. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

Intermediate-Term Government Bond Index Fund

Fund Profile

As of February 29, 2016

Share-Class Characteristics

	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VGIT	VSIGX	VIIGX
Expense Ratio[1]	0.10%	0.10%	0.07%
30-Day SEC Yield	1.22%	1.22%	1.25%

Financial Attributes

		Barclays
		3–10 Year
		Gov’t	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index

Number of Bonds	170	348	9,699

Yield to Maturity
(before expenses)	1.3%	1.3%	2.2%

Average Coupon	2.1%	2.1%	3.1%

Average Duration	5.3 years	5.3 years	5.6 years

Average Effective
Maturity	5.6 years	5.6 years	7.8 years

Short-Term
Reserves	1.0%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	99.7%
Other	0.3
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	3–10 Year
	Gov’t	Barclays
	Float Adj	Aggregate
	Index	FA Index
R-Squared	0.99	0.89
Beta	1.03	1.11
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.3%
1 - 3 Years	1.2
3 - 5 Years	49.3
5 - 10 Years	49.2

Distribution by Credit Quality (% of portfolio)

U.S. Government	99.7%
Aaa	0.3

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the
Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.09% for ETF Shares, 0.08% for Admiral Shares, and 0.06% for Institutional Shares.

Intermediate-Term Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 19, 2009, Through February 29, 2016
		Barclays
		3–10 Year
		Gov’t
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	7.65%	7.76%
2011	5.30	5.53
2012	4.50	4.51
2013	-3.18	-2.99
2014	3.54	3.54
2015	2.67	2.86
2016	3.08	3.04
Note: For 2016, performance data reflect the six months ended February 29, 2016.

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.
					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		1.34%	3.01%			3.30%
Net Asset Value		1.63	3.02			3.29
Admiral Shares	8/4/2010	1.65	3.01	1.68%	1.01%	2.69
Institutional Shares	3/19/2010	1.68	3.05	1.77	1.75	3.52

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Government Bond Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.1%)
U.S. Government Securities (95.3%)
United States Treasury Note/Bond	8.875%	2/15/19	869	1,072
United States Treasury Note/Bond	1.375%	2/28/19	3,550	3,597
United States Treasury Note/Bond	1.500%	2/28/19	12,100	12,306
United States Treasury Note/Bond	1.500%	3/31/19	3,690	3,752
United States Treasury Note/Bond	1.625%	3/31/19	8,300	8,471
United States Treasury Note/Bond	1.250%	4/30/19	28	28
United States Treasury Note/Bond	1.625%	4/30/19	8,423	8,598
United States Treasury Note/Bond	3.125%	5/15/19	7,958	8,501
United States Treasury Note/Bond	1.125%	5/31/19	1,310	1,316
United States Treasury Note/Bond	1.500%	5/31/19	21,125	21,475
United States Treasury Note/Bond	1.000%	6/30/19	1,764	1,765
United States Treasury Note/Bond	1.625%	6/30/19	31,045	31,695
United States Treasury Note/Bond	0.875%	7/31/19	4,509	4,489
United States Treasury Note/Bond	1.625%	7/31/19	10,810	11,033
United States Treasury Note/Bond	3.625%	8/15/19	4,342	4,725
United States Treasury Note/Bond	8.125%	8/15/19	2,692	3,341
United States Treasury Note/Bond	1.000%	8/31/19	4,990	4,985
United States Treasury Note/Bond	1.625%	8/31/19	7,283	7,433
United States Treasury Note/Bond	1.000%	9/30/19	28,010	27,957
United States Treasury Note/Bond	1.750%	9/30/19	18,350	18,800
United States Treasury Note/Bond	1.250%	10/31/19	2,576	2,593
United States Treasury Note/Bond	1.500%	10/31/19	9,750	9,902
United States Treasury Note/Bond	3.375%	11/15/19	9,950	10,780
United States Treasury Note/Bond	1.000%	11/30/19	7,855	7,831
United States Treasury Note/Bond	1.500%	11/30/19	7,850	7,970
United States Treasury Note/Bond	1.125%	12/31/19	3,275	3,278
United States Treasury Note/Bond	1.625%	12/31/19	16,168	16,486
United States Treasury Note/Bond	1.250%	1/31/20	7,800	7,839
United States Treasury Note/Bond	1.375%	1/31/20	2,552	2,577
United States Treasury Note/Bond	3.625%	2/15/20	5,780	6,335
United States Treasury Note/Bond	8.500%	2/15/20	360	463
United States Treasury Note/Bond	1.250%	2/29/20	5,560	5,585
United States Treasury Note/Bond	1.375%	2/29/20	9,500	9,589
United States Treasury Note/Bond	1.125%	3/31/20	1,050	1,049
United States Treasury Note/Bond	1.375%	3/31/20	2,989	3,016
United States Treasury Note/Bond	1.125%	4/30/20	2,775	2,772
United States Treasury Note/Bond	1.375%	4/30/20	8,300	8,371

Intermediate-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	3.500%	5/15/20	39,289	43,009
United States Treasury Note/Bond	8.750%	5/15/20	1,500	1,965
United States Treasury Note/Bond	1.375%	5/31/20	7,700	7,764
United States Treasury Note/Bond	1.500%	5/31/20	7,243	7,340
United States Treasury Note/Bond	1.625%	6/30/20	8,000	8,148
United States Treasury Note/Bond	1.875%	6/30/20	5,150	5,301
United States Treasury Note/Bond	1.625%	7/31/20	16,800	17,110
United States Treasury Note/Bond	2.000%	7/31/20	2,060	2,131
United States Treasury Note/Bond	2.625%	8/15/20	40,820	43,320
United States Treasury Note/Bond	8.750%	8/15/20	1,950	2,587
United States Treasury Note/Bond	1.375%	8/31/20	14,625	14,744
United States Treasury Note/Bond	2.125%	8/31/20	15,492	16,107
United States Treasury Note/Bond	1.375%	9/30/20	6,978	7,028
United States Treasury Note/Bond	2.000%	9/30/20	5,059	5,235
United States Treasury Note/Bond	1.375%	10/31/20	6,789	6,837
United States Treasury Note/Bond	1.750%	10/31/20	9,445	9,666
United States Treasury Note/Bond	2.625%	11/15/20	43,867	46,616
United States Treasury Note/Bond	1.625%	11/30/20	10,750	10,957
United States Treasury Note/Bond	2.000%	11/30/20	8,875	9,181
United States Treasury Note/Bond	1.750%	12/31/20	11,850	12,139
United States Treasury Note/Bond	2.375%	12/31/20	9,580	10,081
United States Treasury Note/Bond	1.375%	1/31/21	15,932	16,042
United States Treasury Note/Bond	2.125%	1/31/21	14,122	14,705
United States Treasury Note/Bond	3.625%	2/15/21	12,857	14,305
United States Treasury Note/Bond	7.875%	2/15/21	1,966	2,588
United States Treasury Note/Bond	1.125%	2/28/21	16,800	16,726
United States Treasury Note/Bond	2.000%	2/28/21	8,315	8,609
United States Treasury Note/Bond	2.250%	3/31/21	3,925	4,111
United States Treasury Note/Bond	2.250%	4/30/21	4,000	4,190
United States Treasury Note/Bond	3.125%	5/15/21	4,392	4,791
United States Treasury Note/Bond	8.125%	5/15/21	1,340	1,798
United States Treasury Note/Bond	2.000%	5/31/21	20,740	21,466
United States Treasury Note/Bond	2.125%	6/30/21	6,450	6,714
United States Treasury Note/Bond	2.250%	7/31/21	5,825	6,102
United States Treasury Note/Bond	2.125%	8/15/21	7,250	7,542
United States Treasury Note/Bond	8.125%	8/15/21	1,775	2,408
United States Treasury Note/Bond	2.000%	8/31/21	5,425	5,610
United States Treasury Note/Bond	2.125%	9/30/21	28,470	29,626
United States Treasury Note/Bond	2.000%	10/31/21	8,775	9,068
United States Treasury Note/Bond	2.000%	11/15/21	5,013	5,184
United States Treasury Note/Bond	8.000%	11/15/21	7,115	9,708
United States Treasury Note/Bond	1.875%	11/30/21	13,935	14,307
United States Treasury Note/Bond	2.125%	12/31/21	12,350	12,846
United States Treasury Note/Bond	1.500%	1/31/22	11,500	11,554
United States Treasury Note/Bond	2.000%	2/15/22	22,589	23,369
United States Treasury Note/Bond	1.750%	2/28/22	13,346	13,590
United States Treasury Note/Bond	1.750%	3/31/22	9,606	9,779
United States Treasury Note/Bond	1.750%	4/30/22	8,500	8,651
United States Treasury Note/Bond	1.750%	5/15/22	5,000	5,088
United States Treasury Note/Bond	1.875%	5/31/22	9,175	9,404
United States Treasury Note/Bond	2.125%	6/30/22	8,900	9,255
United States Treasury Note/Bond	2.000%	7/31/22	4,300	4,437
United States Treasury Note/Bond	1.625%	8/15/22	4,399	4,447
United States Treasury Note/Bond	7.250%	8/15/22	975	1,323
United States Treasury Note/Bond	1.875%	8/31/22	15,626	16,002

Intermediate-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.750%	9/30/22	8,300	8,435
United States Treasury Note/Bond	1.875%	10/31/22	7,300	7,476
United States Treasury Note/Bond	1.625%	11/15/22	20,670	20,851
United States Treasury Note/Bond	7.625%	11/15/22	1,975	2,752
United States Treasury Note/Bond	2.000%	11/30/22	12,250	12,641
United States Treasury Note/Bond	2.125%	12/31/22	14,727	15,325
United States Treasury Note/Bond	1.750%	1/31/23	12,700	12,896
United States Treasury Note/Bond	2.000%	2/15/23	11,675	12,054
United States Treasury Note/Bond	7.125%	2/15/23	2,590	3,555
United States Treasury Note/Bond	1.500%	2/28/23	11,500	11,486
United States Treasury Note/Bond	1.750%	5/15/23	43,860	44,525
United States Treasury Note/Bond	2.500%	8/15/23	8,295	8,859
United States Treasury Note/Bond	6.250%	8/15/23	1,725	2,298
United States Treasury Note/Bond	2.750%	11/15/23	8,995	9,768
United States Treasury Note/Bond	2.750%	2/15/24	19,060	20,692
United States Treasury Note/Bond	2.500%	5/15/24	27,645	29,468
United States Treasury Note/Bond	2.375%	8/15/24	19,550	20,644
United States Treasury Note/Bond	2.250%	11/15/24	21,716	22,693
United States Treasury Note/Bond	7.500%	11/15/24	1,690	2,489
United States Treasury Note/Bond	2.000%	2/15/25	27,948	28,599
United States Treasury Note/Bond	7.625%	2/15/25	300	448
United States Treasury Note/Bond	2.125%	5/15/25	27,445	28,363
United States Treasury Note/Bond	2.000%	8/15/25	27,840	28,462
United States Treasury Note/Bond	6.875%	8/15/25	1,150	1,668
United States Treasury Note/Bond	2.250%	11/15/25	25,250	26,378
United States Treasury Note/Bond	1.625%	2/15/26	11,500	11,381
				1,308,592
Agency Bonds and Notes (3.8%)
1 AID-Israel	5.500%	9/18/23	125	155
1 AID-Israel	5.500%	4/26/24	500	627
1 AID-Jordan	1.945%	6/23/19	200	204
1 AID-Jordan	2.503%	10/30/20	175	184
1 AID-Jordan	2.578%	6/30/22	500	523
1 AID-Ukraine	1.844%	5/16/19	200	204
1 AID-Ukraine	1.847%	5/29/20	300	306
2 Federal Farm Credit Banks	5.150%	11/15/19	300	343
2 Federal Farm Credit Banks	3.500%	12/20/23	100	112
2 Federal Home Loan Banks	1.875%	3/8/19	1,070	1,096
2 Federal Home Loan Banks	1.875%	3/13/20	150	154
2 Federal Home Loan Banks	4.125%	3/13/20	4,440	4,941
2 Federal Home Loan Banks	3.375%	6/12/20	125	136
2 Federal Home Loan Banks	3.125%	12/11/20	1,000	1,080
2 Federal Home Loan Banks	5.250%	12/11/20	250	294
2 Federal Home Loan Banks	1.375%	2/18/21	975	973
2 Federal Home Loan Banks	5.625%	6/11/21	400	484
2 Federal Home Loan Banks	2.000%	9/9/22	1,265	1,291
2 Federal Home Loan Banks	2.125%	3/10/23	475	487
2 Federal Home Loan Banks	2.875%	6/14/24	200	213
2 Federal Home Loan Banks	2.875%	9/13/24	1,000	1,066
3 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	2,440	2,637
3 Federal Home Loan Mortgage Corp.	1.750%	5/30/19	400	408
3 Federal Home Loan Mortgage Corp.	1.250%	8/1/19	450	452
3 Federal Home Loan Mortgage Corp.	1.250%	10/2/19	3,229	3,236
3 Federal Home Loan Mortgage Corp.	1.375%	5/1/20	2,225	2,241
3 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	5,125	5,360

Intermediate-Term Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Federal National Mortgage Assn.	1.750%	6/20/19	800	817
3	Federal National Mortgage Assn.	1.750%	9/12/19	5,350	5,462
3	Federal National Mortgage Assn.	0.000%	10/9/19	1,150	1,086
3	Federal National Mortgage Assn.	1.750%	11/26/19	750	765
3	Federal National Mortgage Assn.	1.625%	1/21/20	4,175	4,240
3	Federal National Mortgage Assn.	1.500%	6/22/20	1,200	1,211
3	Federal National Mortgage Assn.	1.500%	11/30/20	1,000	1,006
3	Federal National Mortgage Assn.	1.875%	12/28/20	2,000	2,047
3	Federal National Mortgage Assn.	1.375%	2/26/21	1,075	1,073
3	Federal National Mortgage Assn.	2.625%	9/6/24	1,495	1,575
2	Financing Corp.	9.700%	4/5/19	50	63
	NCUA Guaranteed Notes	3.000%	6/12/19	180	190
	Private Export Funding Corp.	4.375%	3/15/19	700	764
	Private Export Funding Corp.	1.450%	8/15/19	125	126
	Private Export Funding Corp.	2.250%	3/15/20	150	155
	Private Export Funding Corp.	2.300%	9/15/20	75	78
	Private Export Funding Corp.	2.050%	11/15/22	175	176
	Private Export Funding Corp.	3.550%	1/15/24	75	83
	Private Export Funding Corp.	2.450%	7/15/24	205	208
	Private Export Funding Corp.	3.250%	6/15/25	75	80
2	Tennessee Valley Authority	3.875%	2/15/21	225	250
2	Tennessee Valley Authority	1.875%	8/15/22	125	126
2	Tennessee Valley Authority	2.875%	9/15/24	400	418
2	Tennessee Valley Authority	6.750%	11/1/25	1,225	1,680
					52,886
Total U.S. Government and Agency Obligations (Cost $1,332,861)					1,361,478

				Shares
Temporary Cash Investment (1.1%)
Money Market Fund (1.1%)
4	Vanguard Market Liquidity Fund (Cost $14,896)	0.475%		14,895,759	14,896
Total Investments (100.2%) (Cost $1,347,757)					1,376,374

					Amount
					($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard					110
Receivables for Investment Securities Sold					32,183
Receivables for Accrued Income					5,660
Receivables for Capital Shares Issued					2,145
Total Other Assets					40,098
Liabilities
Payables for Investment Securities Purchased					(40,920)
Payables for Capital Shares Redeemed					(760)
Payables for Distributions					(82)
Payables to Vanguard					(263)
Other Liabilities					(685)
Total Liabilities					(42,710)
Net Assets (100%)					1,373,762

Intermediate-Term Government Bond Index Fund

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,344,191
Undistributed Net Investment Income	658
Accumulated Net Realized Gains	296
Unrealized Appreciation (Depreciation)	28,617
Net Assets	1,373,762

ETF Shares—Net Assets
Applicable to 8,750,877 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	579,455
Net Asset Value Per Share—ETF Shares	$66.22

Admiral Shares—Net Assets
Applicable to 25,050,816 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	559,616
Net Asset Value Per Share—Admiral Shares	$22.34

Institutional Shares—Net Assets
Applicable to 8,466,725 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	234,691
Net Asset Value Per Share—Institutional Shares	$27.72

• See Note A in Notes to Financial Statements.
1 U.S. government-guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Interest[1]	9,689
Total Income	9,689
Expenses
The Vanguard Group—Note B
Investment Advisory Services	15
Management and Administrative—ETF Shares	167
Management and Administrative—Admiral Shares	147
Management and Administrative—Institutional Shares	61
Marketing and Distribution—ETF Shares	14
Marketing and Distribution—Admiral Shares	24
Marketing and Distribution—Institutional Shares	3
Custodian Fees	7
Shareholders’ Reports—ETF Shares	7
Shareholders’ Reports—Admiral Shares	2
Shareholders’ Reports—Institutional Shares	—
Total Expenses	447
Net Investment Income	9,242
Realized Net Gain (Loss) on Investment Securities Sold	1,552
Change in Unrealized Appreciation (Depreciation) of Investment Securities	23,846
Net Increase (Decrease) in Net Assets Resulting from Operations	34,640
1 Interest income from an affiliated company of the fund was $11,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,242	11,158
Realized Net Gain (Loss)	1,552	757
Change in Unrealized Appreciation (Depreciation)	23,846	2,636
Net Increase (Decrease) in Net Assets Resulting from Operations	34,640	14,551
Distributions
Net Investment Income
ETF Shares	(3,539)	(4,277)
Admiral Shares	(3,739)	(4,736)
Institutional Shares	(1,871)	(1,815)
Realized Capital Gain[1]
ETF Shares	(180)	—
Admiral Shares	(178)	—
Institutional Shares	(92)	—
Total Distributions	(9,599)	(10,828)
Capital Share Transactions
ETF Shares	209,581	195,097
Admiral Shares	191,273	123,954
Institutional Shares	22,399	153,733
Net Increase (Decrease) from Capital Share Transactions	423,253	472,784
Total Increase (Decrease)	448,294	476,507
Net Assets
Beginning of Period	925,468	448,961
End of Period[2]	1,373,762	925,468
1 Includes fiscal 2016 short-term gain distributions totaling $200,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $658,000 and $565,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$64.80	$64.14	$62.96	$66.58	$64.91	$63.58
Investment Operations
Net Investment Income	.525	1.054	.920	.861	1.097	1.301
Net Realized and Unrealized Gain (Loss)
on Investments	1.456	.649	1.292	(2.940)	1.791	1.949
Total from Investment Operations	1.981	1.703	2.212	(2.079)	2.888	3.250
Distributions
Dividends from Net Investment Income	(.534)	(1.043)	(.843)	(.861)	(1.094)	(1.304)
Distributions from Realized Capital Gains	(. 027)	—	(.189)	(. 680)	(.124)	(. 616)
Total Distributions	(.561)	(1.043)	(1.032)	(1.541)	(1.218)	(1.920)
Net Asset Value, End of Period	$66.22	$64.80	$64.14	$62.96	$66.58	$64.91

Total Return	3.08%	2.67%	3.54%	-3.18%	4.50%	5.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$579	$360	$164	$123	$133	$55
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.12%	0.12%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.66%	1.67%	1.50%	1.32%	1.67%	2.09%
Portfolio Turnover Rate[1]	34%	35%	43%	54%	51%	41%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$21.86	$21.64	$21.27	$22.50	$21.94	$21.49
Investment Operations
Net Investment Income	.178	.355	.317	.292	.369	.441
Net Realized and Unrealized Gain (Loss)
on Investments	.493	.220	.432	(1.000)	.602	.658
Total from Investment Operations	.671	.575	.749	(.708)	.971	1.099
Distributions
Dividends from Net Investment Income	(.182)	(. 355)	(. 315)	(. 292)	(. 369)	(. 441)
Distributions from Realized Capital Gains	(. 009)	—	(. 064)	(. 230)	(. 042)	(. 208)
Total Distributions	(.191)	(. 355)	(. 379)	(. 522)	(. 411)	(. 649)
Net Asset Value, End of Period	$22.34	$21.86	$21.64	$21.27	$22.50	$21.94

Total Return[1]	3.09%	2.67%	3.55%	-3.21%	4.47%	5.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$560	$358	$232	$95	$35	$8
Ratio of Total Expenses to
Average Net Assets	0.08%	0.10%	0.12%	0.12%	0.12%	0.13%
Ratio of Net Investment Income to
Average Net Assets	1.67%	1.67%	1.50%	1.32%	1.67%	2.10%
Portfolio Turnover Rate[2]	34%	35%	43%	54%	51%	41%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$27.12	$26.85	$26.39	$27.91	$27.21	$26.65
Investment Operations
Net Investment Income	. 222.447		.400	. 368.466		.557
Net Realized and Unrealized Gain (Loss)
on Investments	.616	.271	.536	(1.235)	.752	.819
Total from Investment Operations	.838	.718	.936	(.867)	1.218	1.376
Distributions
Dividends from Net Investment Income	(. 227)	(. 448)	(. 397)	(. 368)	(. 465)	(. 558)
Distributions from Realized Capital Gains	(. 011)	—	(. 079)	(. 285)	(. 053)	(. 258)
Total Distributions	(. 238)	(. 448)	(. 476)	(. 653)	(. 518)	(. 816)
Net Asset Value, End of Period	$27.72	$27.12	$26.85	$26.39	$27.91	$27.21

Total Return[1]	3.11%	2.69%	3.58%	-3.17%	4.52%	5.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$235	$208	$54	$59	$117	$118
Ratio of Total Expenses to
Average Net Assets	0.06%	0.07%	0.09%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	1.69%	1.70%	1.53%	1.35%	1.70%	2.14%
Portfolio Turnover Rate[2]	34%	35%	43%	54%	51%	41%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

Intermediate-Term Government Bond Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $110,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,361,478	—
Temporary Cash Investments	14,896	—	—
Total	14,896	1,361,478	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended February 29, 2016, the fund realized $846,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

Intermediate-Term Government Bond Index Fund

At February 29, 2016, the cost of investment securities for tax purposes was $1,347,757,000. Net unrealized appreciation of investment securities for tax purposes was $28,617,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. During the six months ended February 29, 2016, the fund purchased $649,971,000 of investment securities and sold $227,805,000 of investment securities, other than temporary cash investments. Purchases and sales include $248,894,000 and $41,779,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	251,799	3,850	217,599	3,351
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(42,218)	(650)	(22,502)	(350)
Net Increase (Decrease)—ETF Shares	209,581	3,200	195,097	3,001
Admiral Shares
Issued	263,784	11,964	202,742	9,279
Issued in Lieu of Cash Distributions	3,619	164	4,523	207
Redeemed	(76,130)	(3,464)	(83,311)	(3,815)
Net Increase (Decrease)—Admiral Shares	191,273	8,664	123,954	5,671
Institutional Shares
Issued	43,370	1,582	155,729	5,732
Issued in Lieu of Cash Distributions	1,832	67	1,703	63
Redeemed	(22,803)	(834)	(3,699)	(136)
Net Increase (Decrease)—Institutional Shares	22,399	815	153,733	5,659

G. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

Long-Term Government Bond Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics

	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VGLT	VLGSX	VLGIX
Expense Ratio[1]	0.10%	0.10%	0.07%
30-Day SEC Yield	2.37%	2.34%	2.41%

Financial Attributes
		Barclays
		Long Gov	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index
Number of Bonds	70	87	9,699
Yield to Maturity
(before expenses)	2.5%	2.5%	2.2%
Average Coupon	3.7%	3.7%	3.1%
Average Duration	17.7 years	17.7 years	5.6 years
Average Effective
Maturity	24.9 years	25.0 years	7.8 years
Short-Term
Reserves	0.7%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	99.8%
Other	0.2
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	Long Gov	Barclays
	Float Adj	Aggregate
	Index	FA Index
R-Squared	0.99	0.86
Beta	1.04	3.43
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.2%
5 - 10 Years	0.4
10 - 20 Years	13.4
20 - 30 Years	85.7
Over 30 Years	0.3

Distribution by Credit Quality (% of portfolio)

U.S. Government	99.8%
Aaa	0.2

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.09% for ETF Shares, 0.09% for Admiral Shares, and 0.06% for Institutional Shares.

Long-Term Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 19, 2009, Through February 29, 2016
		Barclays
		Long Gov
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	16.21%	16.12%
2011	4.63	5.11
2012	19.06	18.68
2013	-13.13	-12.46
2014	14.65	14.15
2015	4.44	5.05
2016	8.63	8.19
Note: For 2016, performance data reflect the six months ended February 29, 2016.

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.
					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		-1.41%	7.60%			6.99%
Net Asset Value		-1.36	7.50			6.98
Admiral Shares	3/1/2010	-1.34	7.50	3.27%	4.31%	7.58
Institutional Shares	7/30/2010	-1.32	7.53	3.22	3.08	6.30

See Financial Highlights for dividend and capital gains information.

Long-Term Government Bond Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.4%)
U.S. Government Securities (94.8%)
United States Treasury Note/Bond	6.000%	2/15/26	2,741	3,806
United States Treasury Note/Bond	6.750%	8/15/26	5,325	7,846
United States Treasury Note/Bond	6.500%	11/15/26	2,349	3,423
United States Treasury Note/Bond	6.625%	2/15/27	1,373	2,028
United States Treasury Note/Bond	6.375%	8/15/27	1,858	2,723
United States Treasury Note/Bond	6.125%	11/15/27	5,368	7,764
United States Treasury Note/Bond	5.500%	8/15/28	9,553	13,314
United States Treasury Note/Bond	5.250%	11/15/28	6,019	8,248
United States Treasury Note/Bond	5.250%	2/15/29	4,035	5,546
United States Treasury Note/Bond	6.125%	8/15/29	2,625	3,911
United States Treasury Note/Bond	6.250%	5/15/30	5,257	8,019
United States Treasury Note/Bond	5.375%	2/15/31	10,680	15,306
United States Treasury Note/Bond	4.500%	2/15/36	7,025	9,666
United States Treasury Note/Bond	4.750%	2/15/37	2,685	3,813
United States Treasury Note/Bond	5.000%	5/15/37	981	1,440
United States Treasury Note/Bond	4.375%	2/15/38	10,519	14,265
United States Treasury Note/Bond	4.500%	5/15/38	5,716	7,885
United States Treasury Note/Bond	3.500%	2/15/39	15,656	18,704
United States Treasury Note/Bond	4.250%	5/15/39	7,731	10,273
United States Treasury Note/Bond	4.500%	8/15/39	10,715	14,735
United States Treasury Note/Bond	4.375%	11/15/39	16,042	21,682
United States Treasury Note/Bond	4.625%	2/15/40	18,492	25,871
United States Treasury Note/Bond	4.375%	5/15/40	15,213	20,573
United States Treasury Note/Bond	3.875%	8/15/40	9,748	12,273
United States Treasury Note/Bond	4.250%	11/15/40	11,232	14,937
United States Treasury Note/Bond	4.750%	2/15/41	12,703	18,137
United States Treasury Note/Bond	4.375%	5/15/41	7,534	10,224
United States Treasury Note/Bond	3.750%	8/15/41	4,190	5,191
United States Treasury Note/Bond	3.125%	11/15/41	5,930	6,630
United States Treasury Note/Bond	3.125%	2/15/42	6,976	7,797
United States Treasury Note/Bond	3.000%	5/15/42	8,770	9,561
United States Treasury Note/Bond	2.750%	8/15/42	25,025	25,936
United States Treasury Note/Bond	2.750%	11/15/42	29,734	30,761
United States Treasury Note/Bond	3.125%	2/15/43	34,760	38,638
United States Treasury Note/Bond	2.875%	5/15/43	31,525	33,353
United States Treasury Note/Bond	3.625%	8/15/43	25,310	30,886
United States Treasury Note/Bond	3.750%	11/15/43	23,147	28,890

Long-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	3.625%	2/15/44	45,385	55,299
United States Treasury Note/Bond	3.375%	5/15/44	34,015	39,564
United States Treasury Note/Bond	3.125%	8/15/44	45,120	50,020
United States Treasury Note/Bond	3.000%	11/15/44	28,730	31,037
United States Treasury Note/Bond	2.500%	2/15/45	20,975	20,444
United States Treasury Note/Bond	3.000%	5/15/45	29,245	31,571
United States Treasury Note/Bond	2.875%	8/15/45	33,530	35,301
United States Treasury Note/Bond	3.000%	11/15/45	25,160	27,188
United States Treasury Note/Bond	2.500%	2/15/46	12,600	12,297
				806,776
Agency Bonds and Notes (4.6%)
1 AID-Israel	5.500%	9/18/33	150	203
2 Federal Home Loan Banks	5.500%	7/15/36	1,660	2,293
3 Federal Home Loan Mortgage Corp.	6.750%	9/15/29	913	1,367
3 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	2,490	3,747
3 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	3,534	5,181
3 Federal National Mortgage Assn.	6.250%	5/15/29	700	1,000
3 Federal National Mortgage Assn.	7.125%	1/15/30	730	1,122
3 Federal National Mortgage Assn.	7.250%	5/15/30	3,780	5,887
3 Federal National Mortgage Assn.	6.625%	11/15/30	3,850	5,741
3 Federal National Mortgage Assn.	5.625%	7/15/37	675	959
3 Federal National Mortgage Assn.	6.210%	8/6/38	300	452
2 Tennessee Valley Authority	7.125%	5/1/30	650	961
2 Tennessee Valley Authority	4.700%	7/15/33	100	119
2 Tennessee Valley Authority	4.650%	6/15/35	575	684
2 Tennessee Valley Authority	5.880%	4/1/36	2,250	3,067
2 Tennessee Valley Authority	6.150%	1/15/38	165	233
2 Tennessee Valley Authority	5.500%	6/15/38	150	196
2 Tennessee Valley Authority	5.250%	9/15/39	2,572	3,340
2 Tennessee Valley Authority	3.500%	12/15/42	250	247
2 Tennessee Valley Authority	4.875%	1/15/48	245	291
2 Tennessee Valley Authority	5.375%	4/1/56	215	278
2 Tennessee Valley Authority	4.625%	9/15/60	850	968
2 Tennessee Valley Authority	4.250%	9/15/65	600	629
				38,965
Total U.S. Government and Agency Obligations (Cost $797,872)				845,741

			Shares
Temporary Cash Investment (1.0%)
Money Market Fund (1.0%)
4 Vanguard Market Liquidity Fund (Cost $8,778)	0.475%		8,777,828	8,778
Total Investments (100.4%) (Cost $806,650)				854,519

Long-Term Government Bond Index Fund

Amount
($000)
Other Assets and Liabilities (-0.4%)
Other Assets
Investment in Vanguard	63
Receivables for Investment Securities Sold	8,613
Receivables for Accrued Income	4,508
Receivables for Capital Shares Issued	1,261
Total Other Assets	14,445
Liabilities
Payables for Investment Securities Purchased	(14,814)
Payables for Capital Shares Redeemed	(2,313)
Payables for Distributions	(35)
Payables to Vanguard	(182)
Other Liabilities	(264)
Total Liabilities	(17,608)
Net Assets (100%)	851,356

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	813,936
Undistributed Net Investment Income	999
Accumulated Net Realized Losses	(11,448)
Unrealized Appreciation (Depreciation)	47,869
Net Assets	851,356

ETF Shares—Net Assets
Applicable to 6,502,307 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	523,572
Net Asset Value Per Share—ETF Shares	$80.52

Admiral Shares—Net Assets
Applicable to 7,869,245 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	212,705
Net Asset Value Per Share—Admiral Shares	$27.03

Institutional Shares—Net Assets
Applicable to 3,354,492 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	115,079
Net Asset Value Per Share—Institutional Shares	$34.31

• See Note A in Notes to Financial Statements.
1 U.S. government-guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Interest[1]	8,839
Total Income	8,839
Expenses
The Vanguard Group—Note B
Investment Advisory Services	9
Management and Administrative—ETF Shares	128
Management and Administrative—Admiral Shares	55
Management and Administrative—Institutional Shares	36
Marketing and Distribution—ETF Shares	12
Marketing and Distribution—Admiral Shares	9
Marketing and Distribution—Institutional Shares	2
Custodian Fees	4
Shareholders’ Reports—ETF Shares	4
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—Institutional Shares	—
Total Expenses	260
Net Investment Income	8,579
Realized Net Gain (Loss)
Investment Securities Sold	246
Futures Contracts	1
Realized Net Gain (Loss)	247
Change in Unrealized Appreciation (Depreciation) of Investment Securities	45,209
Net Increase (Decrease) in Net Assets Resulting from Operations	54,035
1 Interest income from an affiliated company of the fund was $5,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,579	11,946
Realized Net Gain (Loss)	247	1,980
Change in Unrealized Appreciation (Depreciation)	45,209	(8,505)
Net Increase (Decrease) in Net Assets Resulting from Operations	54,035	5,421
Distributions
Net Investment Income
ETF Shares	(4,250)	(5,289)
Admiral Shares	(2,077)	(2,856)
Institutional Shares	(1,869)	(3,453)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(8,196)	(11,598)
Capital Share Transactions
ETF Shares	245,548	148,580
Admiral Shares	71,734	89,912
Institutional Shares	(47,243)	57,366
Net Increase (Decrease) from Capital Share Transactions	270,039	295,858
Total Increase (Decrease)	315,878	289,681
Net Assets
Beginning of Period	535,478	245,797
End of Period[1]	851,356	535,478
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $999,000 and $616,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$75.13	$73.93	$66.33	$78.69	$68.07	$67.61
Investment Operations
Net Investment Income	1.009	2.073	2.100	2.055	2.213	2.321
Net Realized and Unrealized Gain (Loss)
on Investments	5.408	1.206	7.429	(12.216)	10.611	.526
Total from Investment Operations	6.417	3.279	9.529	(10.161)	12.824	2.847
Distributions
Dividends from Net Investment Income	(1.027)	(2.079)	(1.929)	(2.056)	(2.204)	(2.324)
Distributions from Realized Capital Gains	—	—	—	(.143)	—	(.063)
Total Distributions	(1.027)	(2.079)	(1.929)	(2.199)	(2.204)	(2.387)
Net Asset Value, End of Period	$80.52	$75.13	$73.93	$66.33	$78.69	$68.07

Total Return	8.63%	4.44%	14.65%	-13.13%	19.06%	4.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$524	$252	$107	$63	$75	$34
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.12%	0.12%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.73%	2.76%	3.17%	2.80%	2.99%	3.68%
Portfolio Turnover Rate[1]	28%	24%	23%	54%	46%	40%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares,including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$25.21	$24.81	$22.32	$26.48	$22.91	$22.75
Investment Operations
Net Investment Income	.341	.698	.711	.693	.746	.780
Net Realized and Unrealized Gain (Loss)
on Investments	1.823	.399	2.491	(4.112)	3.567	.182
Total from Investment Operations	2.164	1.097	3.202	(3.419)	4.313	.962
Distributions
Dividends from Net Investment Income	(. 344)	(. 697)	(.712)	(. 693)	(.743)	(.781)
Distributions from Realized Capital Gains	—	—	—	(.048)	—	(.021)
Total Distributions	(. 344)	(. 697)	(.712)	(.741)	(.743)	(. 802)
Net Asset Value, End of Period	$27.03	$25.21	$24.81	$22.32	$26.48	$22.91

Total Return[1]	8.66%	4.40%	14.63%	-13.13%	19.05%	4.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$213	$130	$44	$6	$5	$1
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.12%	0.12%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.73%	2.76%	3.17%	2.80%	2.99%	3.68%
Portfolio Turnover Rate[2]	28%	24%	23%	54%	46%	40%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$32.00	$31.48	$28.32	$33.60	$29.06	$28.87
Investment Operations
Net Investment Income	. 435	. 896	. 910	. 890	. 956	1.003
Net Realized and Unrealized Gain (Loss)
on Investments	2.316	.517	3.161	(5.219)	4.537	.218
Total from Investment Operations	2.751	1.413	4.071	(4.329)	5.493	1.221
Distributions
Dividends from Net Investment Income	(. 441)	(. 893)	(. 911)	(. 890)	(. 953)	(1.004)
Distributions from Realized Capital Gains	—	—	—	(.061)	—	(.027)
Total Distributions	(. 441)	(. 893)	(. 911)	(. 951)	(. 953)	(1.031)
Net Asset Value, End of Period	$34.31	$32.00	$31.48	$28.32	$33.60	$29.06

Total Return[1]	8.67%	4.47%	14.66%	-13.10%	19.13%	4.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$115	$154	$95	$37	$84	$61
Ratio of Total Expenses to
Average Net Assets	0.06%	0.07%	0.09%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	2.76%	2.79%	3.20%	2.83%	3.02%	3.73%
Portfolio Turnover Rate[2]	28%	24%	23%	54%	46%	40%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0%, respectively, of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at February 29, 2016.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Long-Term Government Bond Index Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $63,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Long-Term Government Bond Index Fund

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	845,741	—
Temporary Cash Investments	8,778	—	—
Total	8,778	845,741	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $2,119,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $9,563,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $806,650,000. Net unrealized appreciation of investment securities for tax purposes was $47,869,000, consisting of unrealized gains of $47,873,000 on securities that had risen in value since their purchase and $4,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 29, 2016, the fund purchased $379,959,000 of investment securities and sold $108,771,000 of investment securities, other than temporary cash investments. Purchases and sales include $253,738,000 and $19,063,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Long-Term Government Bond Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	264,861	3,400	178,492	2,302
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(19,313)	(250)	(29,912)	(400)
Net Increase (Decrease)—ETF Shares	245,548	3,150	148,580	1,902
Admiral Shares
Issued	99,959	3,814	169,663	6,504
Issued in Lieu of Cash Distributions	1,913	74	2,686	104
Redeemed	(30,138)	(1,169)	(82,437)	(3,228)
Net Increase (Decrease)—Admiral Shares	71,734	2,719	89,912	3,380
Institutional Shares
Issued	9,863	304	99,644	3,032
Issued in Lieu of Cash Distributions	1,869	57	3,404	104
Redeemed	(58,975)	(1,811)	(45,682)	(1,338)
Net Increase (Decrease)—Institutional Shares	(47,243)	(1,450)	57,366	1,798

G. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

Short-Term Corporate Bond Index Fund

Fund Profile

As of February 29, 2016

Share-Class Characteristics

	ETF	Admiral Institutional
	Shares	Shares	Shares
Ticker Symbol	VCSH	VSCSX	VSTBX
Expense Ratio[1]	0.10%	0.10%	0.07%
30-Day SEC Yield	2.30%	2.30%	2.33%

Financial Attributes

		Barclays
		1–5 Year	Barclays
		Corporate	Aggregate
	Fund	Index	FA Index
Number of Bonds	1,994	2,119	9,699
Yield to Maturity
(before expenses)	2.5%	2.5%	2.2%
Average Coupon	3.6%	3.7%	3.1%
Average Duration	2.7 years	2.7 years	5.6 years
Average Effective
Maturity	3.0 years	2.9 years	7.8 years
Short-Term
Reserves	1.4%	—	—

Sector Diversification (% of portfolio)
Finance	40.4%
Industrial	54.0
Treasury/Agency	0.2
Utilities	5.2
Other	0.2
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	1–5 Year	Barclays
	Corporate	Aggregate
	Index	FA Index
R-Squared	0.99	0.74
Beta	0.99	0.44
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.4%
1 - 3 Years	53.8
3 - 5 Years	45.5
5 - 10 Years	0.3

Distribution by Credit Quality (% of portfolio)

U.S. Government	0.2%
Aaa	1.6
Aa	12.0
A	44.5
Baa	41.7

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.09% for ETF Shares, 0.08% for Admiral Shares, and 0.06% for Institutional Shares.

Short-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 19, 2009, Through February 29, 2016
		Barclays
		1–5 Year
		Corporate
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	5.34%	5.61%
2011	2.94	3.45
2012	4.68	4.81
2013	1.03	1.29
2014	3.50	3.67
2015	0.96	1.03
2016	0.72	0.66
Note: For 2016, performance data reflect the six months ended February 29, 2016.

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		1.26%	2.63%			3.08%
Net Asset Value		1.25	2.64			3.04
Admiral Shares	11/18/2010	1.23	2.63	2.08%	0.39%	2.47
Institutional Shares	11/19/2009	1.26	2.67	2.15	0.93	3.08

See Financial Highlights for dividend and capital gains information.

Short-Term Corporate Bond Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of February 29, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities (Cost $16,686) †				16,644	0.1%
Corporate Bonds
Finance
Banking
American Express Bank FSB	6.000%	9/13/17	8,380	8,913	0.1%
American Express Centurion
Bank	5.950%–6.000%	6/12/17–9/13/17	5,054	5,370	0.0%
American Express Co.	1.550%–8.125%	8/28/17–5/20/19	43,161	46,045	0.3%
American Express Credit
Corp.	1.125%–2.600%	3/24/17–9/14/20	95,551	95,667	0.7%
Bank of America Corp.	6.875%	4/25/18	45,910	50,126	0.4%
Bank of America Corp.	2.600%	1/15/19	38,257	38,440	0.3%
Bank of America Corp.	5.650%	5/1/18	28,390	30,308	0.2%
Bank of America Corp.	5.625%	7/1/20	26,355	29,119	0.2%
Bank of America Corp.	7.625%	6/1/19	20,850	24,049	0.2%
Bank of America Corp.	2.000%	1/11/18	23,110	23,013	0.2%
Bank of America Corp.	1.700%–6.875%	3/15/17–1/5/21	188,030	194,708	1.4%
Bank of America NA	1.650%–6.100%	3/15/17–12/7/18	36,974	37,626	0.3%
Bear Stearns Cos. LLC	7.250%	2/1/18	25,550	28,001	0.2%
Bear Stearns Cos. LLC	4.650%–6.400%	10/2/17–7/2/18	21,720	23,170	0.2%
Citigroup Inc.	1.700%	4/27/18	25,400	25,123	0.2%
Citigroup Inc.	1.350%–8.500%	3/10/17–10/26/20	203,095	205,153	1.5%
Credit Suisse	1.375%	5/26/17	25,080	24,893	0.2%
Credit Suisse	1.700%–6.000%	1/29/18–8/5/20	85,428	87,076	0.6%
1 Credit Suisse Group
Funding Guernsey Ltd.	2.750%–3.125%	3/26/20–12/10/20	31,550	30,726	0.2%
Deutsche Bank AG	6.000%	9/1/17	22,665	23,621	0.2%
Goldman Sachs Group Inc.	6.150%	4/1/18	33,225	35,818	0.3%
Goldman Sachs Group Inc.	5.950%	1/18/18	26,917	28,678	0.2%
Goldman Sachs Group Inc.	7.500%	2/15/19	21,272	24,222	0.2%
Goldman Sachs Group Inc.	2.375%–6.250%	9/1/17–2/25/21	175,745	180,995	1.3%

Short-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
JPMorgan Chase & Co.	6.000%	1/15/18	41,174	44,175	0.3%
JPMorgan Chase & Co.	2.250%	1/23/20	33,000	32,926	0.2%
JPMorgan Chase & Co.	2.750%	6/23/20	25,890	26,173	0.2%
JPMorgan Chase & Co.	4.250%	10/15/20	23,450	25,048	0.2%
JPMorgan Chase & Co.	1.625%–6.300%	6/27/17–3/1/21	154,359	158,575	1.2%
JPMorgan Chase Bank NA	6.000%	10/1/17	22,735	24,088	0.2%
JPMorgan Chase Bank NA	6.000%	7/5/17	3,200	3,395	0.0%
Morgan Stanley	5.625%	9/23/19	29,237	32,091	0.2%
Morgan Stanley	2.450%	2/1/19	30,000	30,129	0.2%
Morgan Stanley	6.625%	4/1/18	26,100	28,393	0.2%
Morgan Stanley	2.375%	7/23/19	24,150	24,102	0.2%
Morgan Stanley	7.300%	5/13/19	20,197	23,091	0.2%
Morgan Stanley	1.875%–6.250%	3/22/17–1/25/21	169,815	176,681	1.3%
Murray Street Investment
Trust I	4.647%	3/9/17	13,198	13,563	0.1%
UBS AG	1.800%	3/26/18	24,800	24,799	0.2%
UBS AG	2.375%	8/14/19	24,120	24,183	0.2%
Wachovia Corp.	5.750%	2/1/18	22,200	23,848	0.2%
Wachovia Corp.	5.750%	6/15/17	15,900	16,753	0.1%
Wells Fargo & Co.	2.600%	7/22/20	31,278	31,640	0.2%
Wells Fargo & Co.	1.150%–5.625%	5/8/17–1/22/21	125,527	127,371	0.9%
Wells Fargo Bank NA	1.650%–6.000%	11/15/17–1/22/18	17,540	18,311	0.1%
1 Banking—Other †				2,214,833	16.2%
Brokerage †				125,925	0.9%
Finance Companies
1 GE Capital International
Funding Co.	2.342%	11/15/20	61,374	61,950	0.5%
1 GE Capital International
Funding Co.	0.964%	4/15/16	3,321	3,322	0.0%
HSBC Finance Corp.	6.676%	1/15/21	22,774	25,358	0.2%
1 Finance Companies—Other †				60,915	0.4%
Insurance †				490,648	3.6%
Other Finance †				5,691	0.0%
1 Real Estate Investment Trusts †				259,842	1.9%
				5,458,679	39.9%
Industrial
Basic Industry †				385,596	2.8%
Capital Goods
General Electric Capital
Corp.	2.100%–6.000%	9/15/17–2/11/21	104,924	115,172	0.8%
General Electric Co.	5.250%	12/6/17	36,918	39,572	0.3%
Capital Goods—Other †				610,598	4.5%
Communication
AT&T Inc.	5.500%	2/1/18	22,229	23,754	0.2%
AT&T Inc.	1.400%–5.800%	2/15/17–2/17/21	102,303	104,650	0.8%
DIRECTV Holdings
LLC / DIRECTV Financing
Co. Inc.	1.750%–5.875%	3/15/17–2/15/21	34,574	36,169	0.2%
Verizon Communications Inc.	4.500%	9/15/20	28,350	30,835	0.2%
Verizon Communications Inc.	2.625%	2/21/20	26,723	27,075	0.2%
Verizon Communications Inc.	3.650%	9/14/18	22,470	23,557	0.2%
1 Communication—Other †				661,432	4.8%
Consumer Cyclical
CVS Health Corp.	2.800%	7/20/20	26,533	27,177	0.2%

Short-Term Corporate Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Ford Motor Co.	6.500%	8/1/18	150	164	0.0%
	Ford Motor Credit Co. LLC	1.461%–8.125%	3/27/17–2/1/21	170,088	173,124	1.3%
	Visa Inc.	2.200%	12/14/20	24,100	24,539	0.2%
	Consumer Cyclical—Other †				782,031	5.7%
	Consumer Noncyclical
	AbbVie Inc.	1.750%	11/6/17	29,992	29,972	0.2%
	AbbVie Inc.	2.500%	5/14/20	28,729	28,768	0.2%
	AbbVie Inc.	1.800%	5/14/18	25,300	25,230	0.2%
	Actavis Funding SCS	3.000%	3/12/20	28,000	28,452	0.2%
	Anheuser-Busch Cos. LLC	5.000%–5.600%	3/1/17–3/1/19	11,909	12,777	0.1%
	Anheuser-Busch InBev
	Finance Inc.	2.650%	2/1/21	58,995	59,850	0.4%
	Anheuser-Busch InBev
	Finance Inc.	1.900%	2/1/19	31,000	31,259	0.2%
	Anheuser-Busch InBev
	Finance Inc.	1.250%–2.150%	1/17/18–2/1/19	24,275	24,431	0.2%
	Anheuser-Busch InBev
	Worldwide
	Inc.	1.375%–7.750%	7/15/17–2/15/21	63,857	69,911	0.5%
	Medtronic Inc.	2.500%	3/15/20	24,963	25,595	0.2%
	Novartis Securities Investment Ltd. 5.125%		2/10/19	24,190	26,732	0.2%
	Pfizer Inc.	6.200%	3/15/19	26,217	29,594	0.2%
[1,2]	Consumer Noncyclical—Other †				1,581,575	11.6%
1	Energy †				1,146,371	8.4%
	Other Industrial †				3,717	0.0%
	Technology
	Apple Inc.	1.000%	5/3/18	32,123	32,041	0.2%
	Cisco Systems Inc.	4.450%	1/15/20	22,410	24,560	0.2%
	Intel Corp.	1.350%	12/15/17	26,033	26,157	0.2%
	International Business Machines
	Corp.	5.700%	9/14/17	22,541	24,096	0.2%
	Microsoft Corp.	2.000%	11/3/20	25,100	25,509	0.2%
1	Technology—Other †				818,789	6.0%
1	Transportation †				180,141	1.3%
					7,320,972	53.5%
Utilities
	Electric †				627,373	4.6%
	Natural Gas †				63,788	0.5%
	Other Utility †				6,410	0.0%
					697,571	5.1%
Total Corporate Bonds (Cost $13,535,581)					13,477,222	98.5%
Taxable Municipal Bonds (Cost $5,373) †					5,472	0.1%

				Shares
Temporary Cash Investment
Money Market Fund
3	Vanguard Market Liquidity Fund
	(Cost $31,500)	0.475%		31,500,097	31,500	0.2%
Total Investments (Cost $13,589,140)					13,530,838	98.9%

Short-Term Corporate Bond Index Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	1,213
Receivables for Investment Securities Sold	206,715
Receivables for Accrued Income	130,577
Receivables for Capital Shares Issued	65,217
Other Assets	304
Total Other Assets	404,026	3.0%
Liabilities
Payables for Investment Securities Purchased	(235,617)
Payables for Capital Shares Redeemed	(2,114)
Payables for Distributions	(676)
Payables to Vanguard	(3,763)
Other Liabilities	(13,004)
Total Liabilities	(255,174)	(1.9%)
Net Assets	13,679,690	100.0%

At February 29, 2016, net assets consisted of:
		Amount
		($000)
Paid-in Capital		13,737,343
Undistributed Net Investment Income		19,670
Accumulated Net Realized Losses		(18,878)
Unrealized Appreciation (Depreciation)
Investment Securities		(58,302)
Futures Contracts		(143)
Net Assets		13,679,690

ETF Shares—Net Assets
Applicable to 143,008,259 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		11,301,890
Net Asset Value Per Share—ETF Shares		$79.03

Admiral Shares—Net Assets
Applicable to 71,768,948 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,542,142
Net Asset Value Per Share—Admiral Shares		$21.49

Short-Term Corporate Bond Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 31,768,990 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	835,658
Net Asset Value Per Share—Institutional Shares	$26.30

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, the aggregate value of these securities was $231,581,000, representing 1.7% of net assets.
2 Securities with a value of $2,536,000 have been segregated as initial margin for open futures contracts.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Interest[1]	140,731
Total Income	140,731
Expenses
The Vanguard Group—Note B
Investment Advisory Services	180
Management and Administrative—ETF Shares	3,967
Management and Administrative—Admiral Shares	444
Management and Administrative—Institutional Shares	208
Marketing and Distribution—ETF Shares	356
Marketing and Distribution—Admiral Shares	79
Marketing and Distribution—Institutional Shares	12
Custodian Fees	70
Shareholders’ Reports—ETF Shares	98
Shareholders’ Reports—Admiral Shares	5
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	3
Total Expenses	5,422
Net Investment Income	135,309
Realized Net Gain (Loss)
Investment Securities Sold	(10,728)
Futures Contracts	(2,002)
Realized Net Gain (Loss)	(12,730)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(31,194)
Futures Contracts	(143)
Change in Unrealized Appreciation (Depreciation)	(31,337)
Net Increase (Decrease) in Net Assets Resulting from Operations	91,242
1 Interest income from an affiliated company of the fund was $76,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	135,309	215,742
Realized Net Gain (Loss)	(12,730)	12,958
Change in Unrealized Appreciation (Depreciation)	(31,337)	(123,579)
Net Increase (Decrease) in Net Assets Resulting from Operations	91,242	105,121
Distributions
Net Investment Income
ETF Shares	(109,660)	(178,240)
Admiral Shares	(14,032)	(19,430)
Institutional Shares	(8,362)	(13,670)
Realized Capital Gain[1]
ETF Shares	(8,713)	(17,076)
Admiral Shares	(1,082)	(1,706)
Institutional Shares	(649)	(1,287)
Total Distributions	(142,498)	(231,409)
Capital Share Transactions
ETF Shares	967,113	2,052,107
Admiral Shares	325,555	414,035
Institutional Shares	94,203	119,665
Net Increase (Decrease) from Capital Share Transactions	1,386,871	2,585,807
Total Increase (Decrease)	1,335,615	2,459,519
Net Assets
Beginning of Period	12,344,075	9,884,556
End of Period[2]	13,679,690	12,344,075
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $614,000 and $4,014,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $19,670,000 and $16,415,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$79.33	$80.21	$78.97	$79.78	$78.06	$77.68
Investment Operations
Net Investment Income	.816	1.504	1.436	1.523	1.793	1.815
Net Realized and Unrealized Gain (Loss)
on Investments	(.248)	(.743)	1.305	(.699)	1.808	.443
Total from Investment Operations	.568	.761	2.741	.824	3.601	2.258
Distributions
Dividends from Net Investment Income	(.805)	(1.492)	(1.321)	(1.517)	(1.789)	(1.813)
Distributions from Realized Capital Gains	(. 063)	(.149)	(.180)	(.117)	(. 092)	(. 065)
Total Distributions	(.868)	(1.641)	(1.501)	(1.634)	(1.881)	(1.878)
Net Asset Value, End of Period	$79.03	$79.33	$80.21	$78.97	$79.78	$78.06

Total Return	0.72%	0.96%	3.50%	1.03%	4.68%	2.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,302	$10,377	$8,430	$6,705	$3,686	$1,905
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.12%	0.12%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.08%	1.90%	1.82%	1.92%	2.33%	2.39%
Portfolio Turnover Rate[1]	58%	62%	56%	61%	65%	63%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares

	Six Months					Nov. 18,
	Ended		Year Ended August 31,			2010[1] to
For a Share Outstanding	February 29,					Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$21.57	$21.81	$21.51	$21.73	$21.26	$21.21
Investment Operations
Net Investment Income	. 223.409		. 395.414		.488	. 387
Net Realized and Unrealized Gain (Loss)
on Investments	(. 065)	(.199)	. 347	(.189)	. 494	. 091
Total from Investment Operations	.158	.210	.742	.225	.982	.478
Distributions
Dividends from Net Investment Income	(. 221)	(. 410)	(. 393)	(. 413)	(. 487)	(. 410)
Distributions from Realized Capital Gains	(. 017)	(. 040)	(. 049)	(. 032)	(. 025)	(. 018)
Total Distributions	(. 238)	(. 450)	(. 442)	(. 445)	(. 512)	(. 428)
Net Asset Value, End of Period	$21.49	$21.57	$21.81	$21.51	$21.73	$21.26

Total Return[2]	0.73%	0.97%	3.47%	1.03%	4.69%	2.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,542	$1,222	$821	$76	$25	$3
Ratio of Total Expenses to
Average Net Assets	0.08%	0.10%	0.12%	0.12%	0.12%	0.14%[3]
Ratio of Net Investment Income to
Average Net Assets	2.09%	1.90%	1.82%	1.92%	2.33%	2.39%[3]
Portfolio Turnover Rate [4]	58%	62%	56%	61%	65%	63%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Inception.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$26.41	$26.71	$26.33	$26.60	$26.03	$25.90
Investment Operations
Net Investment Income	. 275	. 509	. 491	. 516	. 605	. 619
Net Realized and Unrealized Gain (Loss)
on Investments	(. 090)	(. 249)	. 437	(. 233)	. 599.151
Total from Investment Operations	.185	.260	.928	.283	1.204	.770
Distributions
Dividends from Net Investment Income	(. 274)	(. 510)	(. 488)	(. 514)	(. 603)	(. 618)
Distributions from Realized Capital Gains	(. 021)	(. 050)	(. 060)	(. 039)	(. 031)	(. 022)
Total Distributions	(. 295)	(. 560)	(. 548)	(. 553)	(. 634)	(. 640)
Net Asset Value, End of Period	$26.30	$26.41	$26.71	$26.33	$26.60	$26.03

Total Return[1]	0.70%	0.98%	3.55%	1.06%	4.70%	3.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$836	$745	$634	$262	$161	$125
Ratio of Total Expenses to
Average Net Assets	0.06%	0.07%	0.09%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	2.11%	1.93%	1.85%	1.95%	2.36%	2.44%
Portfolio Turnover Rate[2]	58%	62%	56%	61%	65%	63%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Short-Term Corporate Bond Index Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $1,213,000, representing 0.01% of the fund’s net assets and 0.49% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Short-Term Corporate Bond Index Fund

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	16,644	—
Corporate Bonds	—	13,477,222	—
Taxable Municipal Bonds	—	5,472	—
Temporary Cash Investments	31,500	—	—
Futures Contracts—Assets[1]	303	—	—
Futures Contracts—Liabilities[1]	(569)	—	—
Total	31,234	13,499,338	—
1 Represents variation margin on the last day of the reporting period.

D. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	July 2016	445	97,253	(134)
5-Year U.S. Treasury Note	July 2016	(320)	(38,715)	(9)
				(143)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended February 29, 2016, the fund realized $457,000 of net capital losses resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such losses are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

At February 29, 2016, the cost of investment securities for tax purposes was $13,589,576,000. Net unrealized depreciation of investment securities for tax purposes was $58,738,000, consisting of unrealized gains of $52,422,000 on securities that had risen in value since their purchase and $111,160,000 in unrealized losses on securities that had fallen in value since their purchase.

Short-Term Corporate Bond Index Fund

F. During the six months ended February 29, 2016, the fund purchased $3,433,184,000 of investment securities and sold $2,015,399,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,827,293,000 and $1,813,491,000, respectively. Total purchases and sales include $1,022,444,000 and $101,088,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,070,031	13,504	2,442,985	30,603
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(102,918)	(1,300)	(390,878)	(4,900)
Net Increase (Decrease)—ETF Shares	967,113	12,204	2,052,107	25,703
Admiral Shares
Issued	593,105	27,514	875,488	40,286
Issued in Lieu of Cash Distributions	12,675	588	18,577	856
Redeemed	(280,225)	(12,996)	(480,030)	(22,095)
Net Increase (Decrease) —Admiral Shares	325,555	15,106	414,035	19,047
Institutional Shares
Issued	122,322	4,627	203,197	7,633
Issued in Lieu of Cash Distributions	7,355	279	12,940	487
Redeemed	(35,474)	(1,344)	(96,472)	(3,637)
Net Increase (Decrease)—Institutional Shares	94,203	3,562	119,665	4,483

H. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

Intermediate-Term Corporate Bond Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics

	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VCIT	VICSX	VICBX
Expense Ratio[1]	0.10%	0.10%	0.07%
30-Day SEC Yield	3.58%	3.58%	3.61%

Financial Attributes
		Barclays
		5–10 Year	Barclays
		Corporate	Aggregate
	Fund	Index	FA Index
Number of Bonds	1,706	1,798	9,699
Yield to Maturity
(before expenses)	3.6%	3.6%	2.2%
Average Coupon	3.8%	3.8%	3.1%
Average Duration	6.5 years	6.4 years	5.6 years
Average Effective
Maturity	7.5 years	7.4 years	7.8 years
Short-Term
Reserves	1.5%	—	—

Sector Diversification (% of portfolio)
Finance	30.9%
Industrial	63.5
Treasury/Agency	0.1
Utilities	5.4
Other	0.1
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	5–10 Year	Barclays
	Corporate	Aggregate
	Index	FA Index
R-Squared	0.99	0.90
Beta	1.01	1.39
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.2%
1 - 3 Years	0.1
3 - 5 Years	1.4
5 - 10 Years	98.1
10 - 20 Years	0.2

Distribution by Credit Quality (% of portfolio)

U.S. Government	0.1%
Aaa	1.6
Aa	6.9
A	38.6
Baa	52.8
Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.09% for ETF Shares, 0.08% for Admiral Shares, and 0.06% for Institutional Shares.

Intermediate-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 19, 2009, Through February 29, 2016
		Barclays
		5–10 Year
		Corporate
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	11.30%	11.41%
2011	5.65	6.19
2012	10.43	10.07
2013	-1.64	-1.27
2014	9.60	9.51
2015	0.32	0.39
2016	2.24	2.14
Note: For 2016, performance data reflect the six months ended February 29, 2016.

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.
					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		0.92%	5.12%			5.88%
Net Asset Value		0.88	5.06			5.82
Admiral Shares	3/2/2010	0.93	5.07	3.65%	2.07%	5.72
Fee-Adjusted Returns		0.67	5.02			5.68
Institutional Shares	11/19/2009	0.91	5.09	3.72	2.15	5.87
Fee-Adjusted Returns		0.65	5.04			5.82

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

Intermediate-Term Corporate Bond Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of February 29, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond 1.500%		2/28/23	25,950	25,917	0.3%
U.S. Government Securities—Other †				4,586	0.1%
Total U.S. Government and Agency Obligations (Cost $30,498)				30,503	0.4%
Corporate Bonds
Finance
Banking
Bank of America Corp.	3.300%	1/11/23	23,471	23,459	0.3%
Bank of America Corp.	4.000%	4/1/24	17,375	17,959	0.2%
Bank of America Corp.	3.875%	8/1/25	16,246	16,641	0.2%
Bank of America Corp.	4.125%	1/22/24	15,292	15,915	0.2%
Bank of America Corp.	4.200%	8/26/24	15,862	15,853	0.2%
Bank of America Corp.	3.950%–5.700%	5/13/21–3/3/26	70,327	72,680	0.9%
Citigroup Inc.	4.400%	6/10/25	15,600	15,519	0.2%
Citigroup Inc.	3.300%–5.500%	1/14/22–1/12/26	82,569	84,508	1.1%
Cooperatieve Rabobank UA	3.875%	2/8/22	16,834	17,764	0.2%
Credit Suisse	3.000%	10/29/21	16,100	16,141	0.2%
Goldman Sachs Group Inc.	5.750%	1/24/22	26,810	30,453	0.4%
Goldman Sachs Group Inc.	5.250%	7/27/21	21,634	23,963	0.3%
Goldman Sachs Group Inc.	4.000%	3/3/24	19,654	20,281	0.3%
Goldman Sachs Group Inc.	3.500%	1/23/25	19,005	18,792	0.2%
Goldman Sachs Group Inc.	3.625%	1/22/23	16,285	16,570	0.2%
Goldman Sachs Group Inc.	3.750%–4.250%	7/8/24–2/25/26	39,254	39,609	0.5%
JPMorgan Chase & Co.	4.500%	1/24/22	18,249	19,778	0.2%
JPMorgan Chase & Co.	3.875%	9/10/24	18,998	18,980	0.2%
JPMorgan Chase & Co.	3.125%	1/23/25	19,000	18,878	0.2%
JPMorgan Chase & Co.	3.250%	9/23/22	18,180	18,448	0.2%
JPMorgan Chase & Co.	3.200%	1/25/23	16,812	17,032	0.2%
JPMorgan Chase & Co.	4.350%	8/15/21	14,621	15,851	0.2%
JPMorgan Chase & Co.	2.550%–4.625%	3/1/21–7/15/25	68,609	71,279	0.9%
Morgan Stanley	4.000%	7/23/25	21,430	22,076	0.3%

Intermediate-Term Corporate Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Morgan Stanley	3.875%	4/29/24	20,924	21,494	0.3%
	Morgan Stanley	3.700%	10/23/24	18,568	18,762	0.2%
	Morgan Stanley	5.500%	7/28/21	13,891	15,544	0.2%
	Morgan Stanley	3.750%–5.750%	1/25/21–1/27/26	62,942	64,856	0.8%
	Wachovia Corp.	6.605%	10/1/25	475	567	0.0%
	Wells Fargo & Co.	3.550%	9/29/25	15,050	15,584	0.2%
	Wells Fargo & Co.	2.500%–4.600%	1/22/21–2/19/25	91,587	94,652	1.2%
1	Banking—Other †				655,259	8.1%
	Brokerage †				114,029	1.4%
[1,2]	Finance Companies †				28,754	0.4%
	Insurance
	Berkshire Hathaway
	Finance Corp.	3.000%	5/15/22	4,549	4,698	0.1%
	Berkshire Hathaway Inc.	3.000%–3.750%	8/15/21–2/11/23	9,001	9,458	0.1%
	Insurance—Other †				358,124	4.4%
	Other Finance †				951	0.0%
1	Real Estate Investment Trusts †				404,256	5.0%
					2,455,417	30.4%
Industrial
	Basic Industry †				350,468	4.3%
	Capital Goods
	General Electric Co.	2.700%	10/9/22	17,600	18,164	0.2%
	Precision Castparts Corp.	2.500%–3.250%	1/15/23–6/15/25	10,381	10,395	0.1%
1	Capital Goods—Other †				375,091	4.7%
	Communication
	AT&T Inc.	4.125%	2/17/26	21,000	21,670	0.3%
	AT&T Inc.	3.000%	6/30/22	17,900	17,812	0.2%
	AT&T Inc.	3.400%	5/15/25	17,755	17,440	0.2%
	AT&T Inc.	2.625%–4.450%	5/15/21–2/17/23	42,483	43,365	0.6%
1	CCO Safari II LLC	4.908%	7/23/25	24,450	24,965	0.3%
1	CCO Safari II LLC	4.464%	7/23/22	16,975	17,246	0.2%
	DIRECTV
	Holdings LLC /
	DIRECTV Financing
	Co. Inc.	3.800%–5.000%	2/15/21–1/15/25	40,317	42,112	0.5%
	GTE Corp.	8.750%	11/1/21	1,175	1,488	0.0%
	Verizon Communications
	Inc.	5.150%	9/15/23	46,292	52,298	0.7%
	Verizon Communications
	Inc.	3.500%	11/1/21	15,468	16,158	0.2%
	Verizon Communications
	Inc.	2.450%–4.600%	3/15/21–11/1/24	55,583	57,133	0.7%
	Communication—Other †				404,737	5.0%
	Consumer Cyclical
	CVS Health Corp.	3.875%	7/20/25	16,426	17,513	0.2%
	Visa Inc.	3.150%	12/14/25	23,925	24,827	0.3%
1	Consumer Cyclical—Other †				599,222	7.4%
	Consumer Noncyclical
	AbbVie Inc.	3.600%	5/14/25	24,130	24,568	0.3%
	AbbVie Inc.	2.900%	11/6/22	19,705	19,568	0.3%
	Actavis Funding SCS	3.800%	3/15/25	21,026	21,647	0.3%
	Actavis Funding SCS	3.450%	3/15/22	16,564	16,873	0.2%
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	51,985	53,608	0.7%
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	39,675	40,766	0.5%

Intermediate-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Anheuser-Busch InBev
Finance Inc.	2.625%–3.700%	1/17/23–2/1/24	22,817	23,340	0.3%
Anheuser-Busch InBev
Worldwide Inc.	2.500%	7/15/22	19,402	19,226	0.2%
Medtronic Inc.	3.500%	3/15/25	25,070	26,302	0.3%
Reynolds American Inc.	4.450%	6/12/25	15,535	16,876	0.2%
1 Consumer Noncyclical—Other †				1,027,671	12.7%
1 Energy †				768,603	9.5%
Other Industrial †				21,477	0.3%
Technology
Apple Inc.	2.400%	5/3/23	32,762	32,467	0.4%
Apple Inc.	3.450%	5/6/24	17,045	18,005	0.2%
Apple Inc.	2.150%–3.250%	5/6/21–2/23/26	75,190	76,534	1.0%
Intel Corp.	3.700%	7/29/25	14,816	16,003	0.2%
Microsoft Corp.	3.125%	11/3/25	20,200	21,175	0.3%
Microsoft Corp.	2.700%	2/12/25	15,525	15,799	0.2%
Oracle Corp.	2.500%	10/15/22	19,855	19,921	0.2%
1 Technology—Other †				478,077	5.9%
Transportation
3 BNSF Funding Trust I	6.613%	12/15/55	1,890	2,055	0.0%
Burlington Northern Santa Fe
LLC	3.000%–7.000%	6/1/21–12/15/25	35,593	37,306	0.5%
1 Transportation—Other †				134,490	1.7%
				5,044,461	62.5%
Utilities
Electric
Berkshire Hathaway Energy
Co.	3.500%–3.750%	11/15/23–2/1/25	7,300	7,622	0.1%
MidAmerican Energy Co.	3.500%	10/15/24	4,698	5,016	0.1%
PacifiCorp	2.950%–3.850%	6/15/21–7/1/25	10,473	11,070	0.1%
Sierra Pacific Power Co.	3.375%	8/15/23	750	783	0.0%
1 Electric—Other †				372,674	4.6%
Natural Gas †				26,465	0.3%
Other Utility †				4,431	0.1%
				428,061	5.3%
Total Corporate Bonds (Cost $7,943,684)				7,927,939	98.2%
Taxable Municipal Bonds (Cost $2,317) †				2,364	0.0%

			Shares
Temporary Cash Investment
Money Market Fund
4 Vanguard Market Liquidity Fund
(Cost $18,709)	0.475%		18,709,377	18,709	0.2%
Total Investments (Cost $7,995,208)				7,979,515	98.8%

Intermediate-Term Corporate Bond Index Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	668
Receivables for Investment Securities Sold	236,781
Receivables for Accrued Income	81,849
Receivables for Capital Shares Issued	53,037
Other Assets	173
Total Other Assets	372,508	4.6%
Liabilities
Payables for Investment Securities Purchased	(266,957)
Payables for Capital Shares Redeemed	(540)
Payables for Distributions	(646)
Payables to Vanguard	(1,984)
Other Liabilities	(5,842)
Total Liabilities	(275,969)	(3.4%)
Net Assets	8,076,054	100.0%

At February 29, 2016, net assets consisted of:
		Amount
		($000)
Paid-in Capital		8,126,798
Undistributed Net Investment Income		19,494
Accumulated Net Realized Losses		(54,671)
Unrealized Appreciation (Depreciation)
Investment Securities		(15,693)
Futures Contracts		126
Net Assets		8,076,054

ETF Shares—Net Assets
Applicable to 85,208,737 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		7,228,889
Net Asset Value Per Share—ETF Shares		$84.84

Admiral Shares—Net Assets
Applicable to 21,642,311 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		494,026
Net Asset Value Per Share—Admiral Shares		$22.83

Intermediate-Term Corporate Bond Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 12,519,274 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	353,139
Net Asset Value Per Share—Institutional Shares	$28.21

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, the aggregate value of these securities was $165,830,000, representing 2.1% of net assets.
2 Securities with a value of $1,359,000 have been segregated as initial margin for open futures contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Interest[1]	121,543
Total Income	121,543
Expenses
The Vanguard Group—Note B
Investment Advisory Services	97
Management and Administrative—ETF Shares	2,232
Management and Administrative—Admiral Shares	152
Management and Administrative—Institutional Shares	90
Marketing and Distribution—ETF Shares	225
Marketing and Distribution—Admiral Shares	27
Marketing and Distribution—Institutional Shares	5
Custodian Fees	48
Shareholders’ Reports—ETF Shares	76
Shareholders’ Reports—Admiral Shares	2
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	2
Total Expenses	2,956
Net Investment Income	118,587
Realized Net Gain (Loss)
Investment Securities Sold	(39,321)
Futures Contracts	(1,343)
Realized Net Gain (Loss)	(40,664)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	71,897
Futures Contracts	127
Change in Unrealized Appreciation (Depreciation)	72,024
Net Increase (Decrease) in Net Assets Resulting from Operations	149,947
1 Interest income from an affiliated company of the fund was $51,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	118,587	179,856
Realized Net Gain (Loss)	(40,664)	10,536
Change in Unrealized Appreciation (Depreciation)	72,024	(187,849)
Net Increase (Decrease) in Net Assets Resulting from Operations	149,947	2,543
Distributions
Net Investment Income
ETF Shares	(100,656)	(153,363)
Admiral Shares	(7,920)	(11,087)
Institutional Shares	(5,832)	(10,537)
Realized Capital Gain
ETF Shares	—	(6,812)
Admiral Shares	—	(446)
Institutional Shares	—	(461)
Total Distributions	(114,408)	(182,706)
Capital Share Transactions
ETF Shares	1,803,978	1,541,965
Admiral Shares	69,412	195,685
Institutional Shares	12,867	41,479
Net Increase (Decrease) from Capital Share Transactions	1,886,257	1,779,129
Total Increase (Decrease)	1,921,796	1,598,966
Net Assets
Beginning of Period	6,154,258	4,555,292
End of Period[1]	8,076,054	6,154,258
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $19,494,000 and $15,315,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$84.39	$86.98	$82.31	$86.78	$81.49	$80.67
Investment Operations
Net Investment Income	1.413	2.767	2.724	2.715	2.966	3.249
Net Realized and Unrealized Gain (Loss)
on Investments[1]	.460	(2.473)	5.024	(4.042)	5.350	1.162
Total from Investment Operations	1.873	.294	7.748	(1.327)	8.316	4.411
Distributions
Dividends from Net Investment Income	(1.423)	(2.754)	(2.496)	(2.713)	(2.963)	(3.248)
Distributions from Realized Capital Gains	—	(.130)	(. 582)	(. 430)	(. 063)	(. 343)
Total Distributions	(1.423)	(2.884)	(3.078)	(3.143)	(3.026)	(3.591)
Net Asset Value, End of Period	$84.84	$84.39	$86.98	$82.31	$86.78	$81.49

Total Return	2.24%	0.32%	9.60%	-1.64%	10.43%	5.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,229	$5,393	$4,010	$3,161	$2,751	$725
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.12%	0.12%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	3.44%	3.25%	3.25%	3.16%	3.62%	4.15%
Portfolio Turnover Rate [2]	74%	56%	65%	73%	69%	80%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes increases from purchase fees of $.00, $.02, $.02, $.00, $.03, and $.06.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.71	$23.40	$22.20	$23.40	$21.98	$21.76
Investment Operations
Net Investment Income	.382	.745	.736	.732	.800	.876
Net Realized and Unrealized Gain (Loss)
on Investments[1]	.123	(.654)	1.355	(1.085)	1.437	.312
Total from Investment Operations	.505	.091	2.091	(.353)	2.237	1.188
Distributions
Dividends from Net Investment Income	(. 385)	(.746)	(.734)	(.731)	(. 800)	(. 875)
Distributions from Realized Capital Gains	—	(. 035)	(.157)	(.116)	(. 017)	(. 093)
Total Distributions	(. 385)	(.781)	(. 891)	(. 847)	(. 817)	(. 968)
Net Asset Value, End of Period	$22.83	$22.71	$23.40	$22.20	$23.40	$21.98

Total Return[2]	2.24%	0.37%	9.60%	-1.62%	10.41%	5.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$494	$423	$239	$55	$51	$7
Ratio of Total Expenses to
Average Net Assets	0.08%	0.10%	0.12%	0.12%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	3.45%	3.25%	3.25%	3.16%	3.62%	4.15%
Portfolio Turnover Rate [3]	74%	56%	65%	73%	69%	80%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Includes increases from purchase fees of $.00, $.00, $.01, $.00, $.01, and $.02.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$28.06	$28.92	$27.44	$28.93	$27.17	$26.90
Investment Operations
Net Investment Income	.475	.931	.919	.913	.999	1.098
Net Realized and Unrealized Gain (Loss)
on Investments[1]	.153	(.816)	1.671	(1.347)	1.780	.383
Total from Investment Operations	.628	.115	2.590	(.434)	2.779	1.481
Distributions
Dividends from Net Investment Income	(. 478)	(. 932)	(. 916)	(. 913)	(. 998)	(1.097)
Distributions from Realized Capital Gains	—	(. 043)	(.194)	(.143)	(. 021)	(.114)
Total Distributions	(.478)	(.975)	(1.110)	(1.056)	(1.019)	(1.211)
Net Asset Value, End of Period	$28.21	$28.06	$28.92	$27.44	$28.93	$27.17

Total Return[2]	2.25%	0.37%	9.62%	-1.61%	10.46%	5.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$353	$338	$307	$164	$185	$82
Ratio of Total Expenses to
Average Net Assets	0.06%	0.07%	0.09%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	3.47%	3.28%	3.28%	3.19%	3.65%	4.20%
Portfolio Turnover Rate [3]	74%	56%	65%	73%	69%	80%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes increases from purchase fees of $.00, $.01, $.01, $.00, $.01, and $.02.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates.

The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Intermediate-Term Corporate Bond Index Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $668,000, representing 0.01% of the fund’s net assets and 0.27% of Vanguard’s capitalization. fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Intermediate-Term Corporate Bond Index Fund

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	30,503	—
Corporate Bonds	—	7,927,939	—
Taxable Municipal Bonds	—	2,364	—
Temporary Cash Investments	18,709	—	—
Futures Contracts—Assets[1]	173	—	—
Futures Contracts—Liabilities[1]	(247)	—	—
Total	18,635	7,960,806	—
1 Represents variation margin on the last day of the reporting period.

D. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	July 2016	810	97,997	43
10-Year U.S. Treasury Note	June 2016	(329)	(42,940)	83
				126

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $5,376,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $7,066,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

Intermediate-Term Corporate Bond Index Fund

At February 29, 2016, the cost of investment securities for tax purposes was $7,996,646,000. Net unrealized depreciation of investment securities for tax purposes was $17,131,000, consisting of unrealized gains of $111,335,000 on securities that had risen in value since their purchase and $128,466,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 29, 2016, the fund purchased $3,241,053,000 of investment securities and sold $1,423,461,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,322,874,000 and $1,293,341,000, respectively. Total purchases and sales include $1,535,110,000 and $169,892,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	1,982,229	23,403	2,179,326	25,206
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(178,251)	(2,100)	(637,361)	(7,400)
Net Increase (Decrease)—ETF Shares	1,803,978	21,303	1,541,965	17,806
Admiral Shares
Issued[1]	147,618	6,472	301,432	12,952
Issued in Lieu of Cash Distributions	6,917	303	10,270	442
Redeemed	(85,123)	(3,740)	(116,017)	(4,991)
Net Increase (Decrease)—Admiral Shares	69,412	3,035	195,685	8,403
Institutional Shares
Issued[1]	13,056	463	185,789	6,461
Issued in Lieu of Cash Distributions	3,181	113	8,213	286
Redeemed	(3,370)	(119)	(152,523)	(5,289)
Net Increase (Decrease) —Institutional Shares	12,867	457	41,479	1,458
1 Includes purchase fees for fiscal 2016 and 2015 of $412,000 and $1,119,000, respectively (fund totals).

H. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

Long-Term Corporate Bond Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics

	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VCLT	VLTCX	VLCIX
Expense Ratio[1]	0.10%	0.10%	0.07%
30-Day SEC Yield	4.90%	4.90%	4.93%

Financial Attributes

		Barclays
		10+ Year	Barclays
		Corporate	Aggregate
	Fund	Index	FA Index
Number of Bonds	1,663	1,771	9,699
Yield to Maturity
(before expenses)	4.9%	4.9%	2.2%
Average Coupon	5.4%	5.4%	3.1%
Average Duration	13.5 years	13.6 years	5.6 years
Average Effective
Maturity	23.7 years	23.7 years	7.8 years
Short-Term
Reserves	1.5%	—	—

Sector Diversification (% of portfolio)
Finance	18.3%
Industrial	68.5
Utilities	12.9
Other	0.3
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	10+ Year	Barclays
	Corporate	Aggregate
	Index	FA Index
R-Squared	0.98	0.84
Beta	1.01	2.50
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.3%
5 - 10 Years	1.9
10 - 20 Years	24.5
20 - 30 Years	69.3
Over 30 Years	4.0

Distribution by Credit Quality (% of portfolio)

Aaa	2.9%
Aa	6.7
A	43.6
Baa	46.8
Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.08% for ETF Shares, 0.08% for Admiral Shares, and 0.06% for Institutional Shares.

Long-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 19, 2009, Through February 29, 2016
		Barclays
		10+ Year
		Corporate
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	14.54%	14.46%
2011	4.19	5.18
2012	19.40	18.33
2013	-6.55	-6.09
2014	17.35	16.80
2015	-3.64	-3.48
2016	1.61	1.36
Note: For 2016, performance data reflect the six months ended February 29, 2016.

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		-4.77%	6.45%			7.02%
Net Asset Value		-4.63	6.39			6.93
Admiral Shares	1/19/2010	-4.62	6.39	5.00%	1.96%	6.96
Fee-Adjusted Returns		-5.57	6.18			6.78
Institutional Shares	11/19/2009	-4.63	6.42	5.00	1.97	6.97
Fee-Adjusted Returns		-5.58	6.21			6.80

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

Long-Term Corporate Bond Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of February 29, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	1.625%	2/15/26	5,490	5,433	0.4%
	United States Treasury Note/Bond	3.000%	11/15/45	2,614	2,825	0.2%
Total U.S. Government and Agency Obligations (Cost $8,248)					8,258	0.6%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	4.250%–7.750%	9/15/26–4/21/45	12,393	13,524	1.0%
	Bank of America NA	6.000%	10/15/36	975	1,153	0.1%
	Bank One Capital III	8.750%	9/1/30	220	322	0.0%
	Bank One Corp.	7.625%–8.000%	10/15/26–4/29/27	1,045	1,338	0.1%
	Citigroup Inc.	8.125%	7/15/39	2,197	3,130	0.2%
	Citigroup Inc.	4.300%–6.675%	6/10/25–7/30/45	12,234	12,986	1.0%
	Goldman Sachs Capital I	6.345%	2/15/34	1,930	2,172	0.2%
	Goldman Sachs Group Inc.	6.750%	10/1/37	4,692	5,325	0.4%
	Goldman Sachs Group Inc.	6.250%	2/1/41	3,080	3,680	0.3%
	Goldman Sachs Group Inc.	6.125%	2/15/33	2,924	3,419	0.3%
	Goldman Sachs Group Inc.	4.750%–6.450%	1/15/27–10/21/45	7,450	7,645	0.6%
	HSBC Holdings plc	6.500%	9/15/37	2,760	3,051	0.2%
	JPMorgan Chase & Co.	6.400%	5/15/38	2,870	3,589	0.3%
	JPMorgan Chase & Co.	4.125%–5.625%	12/15/26–6/1/45	10,937	11,969	0.9%
	Morgan Stanley	6.375%	7/24/42	2,461	3,055	0.2%
	Morgan Stanley	4.300%	1/27/45	3,025	2,868	0.2%
	Wachovia Bank NA	5.850%	2/1/37	1,350	1,627	0.1%
	Wachovia Corp.	5.500%–7.574%	8/1/26–10/15/35	1,709	2,109	0.2%
	Wells Fargo & Co.	3.900%–5.606%	6/3/26–11/17/45	14,684	15,075	1.1%
	Wells Fargo Bank NA	5.950%–6.600%	8/26/36–1/15/38	2,450	3,130	0.2%
1	Wells Fargo Capital X	5.950%	12/1/86	920	917	0.1%
2	Banking—Other †				29,587	2.2%
	Brokerage †				3,461	0.3%
	Finance Companies
2	GE Capital International Funding Co.	4.418%	11/15/35	11,161	11,624	0.9%

Long-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Finance Companies—Other †				430	0.0%
Insurance
Berkshire Hathaway Finance
Corp.	4.300%–5.750%	1/15/40–5/15/43	2,070	2,182	0.1%
Berkshire Hathaway Inc.	4.500%	2/11/43	855	855	0.1%
Insurance—Other †				80,062	6.0%
Real Estate Investment Trusts †				8,058	0.6%
				238,343	17.9%
Industrial
Basic Industry
Lubrizol Corp.	6.500%	10/1/34	315	408	0.0%
Basic Industry—Other †				56,619	4.3%
Capital Goods
General Electric Capital
Corp.	6.750%	3/15/32	2,868	3,824	0.3%
General Electric Capital
Corp.	5.875%	1/14/38	2,907	3,643	0.3%
General Electric Capital
Corp.	6.150%–6.875%	8/7/37–1/10/39	2,884	3,917	0.3%
General Electric Co.	4.125%–4.500%	10/9/42–3/11/44	4,705	4,888	0.4%
Precision Castparts Corp.	3.900%–4.375%	6/15/35–6/15/45	1,125	1,172	0.1%
United Technologies Corp.	4.500%	6/1/42	3,430	3,538	0.2%
Capital Goods—Other †				52,596	3.9%
Communication
Alltel Corp.	7.875%	7/1/32	600	746	0.1%
Ameritech Capital Funding Corp.	6.550%	1/15/28	385	452	0.0%
AT&T Corp.	8.250%	11/15/31	880	1,218	0.1%
AT&T Inc.	4.750%	5/15/46	3,555	3,243	0.2%
AT&T Inc.	4.350%	6/15/45	3,349	2,853	0.2%
AT&T Inc.	4.500%	5/15/35	2,950	2,715	0.2%
AT&T Inc.	4.300%–6.550%	9/15/34–2/15/47	14,748	14,799	1.1%
AT&T Mobility LLC	7.125%	12/15/31	422	527	0.0%
Bellsouth Capital Funding
Corp.	7.120%–7.875%	2/15/30–7/15/97	798	924	0.1%
BellSouth LLC	6.000%–6.875%	10/15/31–11/15/34	1,118	1,197	0.1%
BellSouth
Telecommunications LLC	6.375%	6/1/28	372	422	0.0%
British Telecommunications plc	9.625%	12/15/30	2,627	3,752	0.3%
2 CCO Safari II LLC	6.484%	10/23/45	3,430	3,605	0.3%
Comcast Corp.	3.150%–7.050%	3/1/26–8/15/45	18,405	20,849	1.6%
Deutsche Telekom
International Finance BV	8.750%	6/15/30	3,664	5,140	0.4%
DIRECTV Holdings LLC /
DIRECTV Financing Co.
Inc.	5.150%–6.375%	3/15/40–3/15/42	4,605	4,641	0.3%
GTE Corp.	6.940%	4/15/28	810	958	0.1%
NBCUniversal Media LLC	4.450%–6.400%	4/30/40–1/15/43	3,285	3,845	0.3%
New Cingular Wireless
Services Inc.	8.750%	3/1/31	970	1,384	0.1%
Orange SA	9.000%	3/1/31	2,445	3,428	0.3%
Pacific Bell Telephone Co.	7.125%	3/15/26	605	735	0.1%
TCI Communications Inc.	7.125%	2/15/28	395	521	0.0%
Verizon Communications Inc.	6.550%	9/15/43	4,800	5,821	0.4%
Verizon Communications Inc.	5.012%	8/21/54	5,869	5,458	0.4%
Verizon Communications Inc.	4.672%	3/15/55	6,100	5,337	0.4%
Verizon Communications Inc.	4.522%	9/15/48	5,228	4,791	0.4%

Long-Term Corporate Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Verizon Communications
	Inc.	4.862%	8/21/46	4,703	4,596	0.3%
	Verizon Communications
	Inc.	4.272%	1/15/36	2,990	2,761	0.2%
	Verizon Communications
	Inc.	3.850%–7.750%	12/1/30–11/1/42	15,027	16,052	1.2%
	Verizon Florida LLC	6.860%	2/1/28	45	42	0.0%
	Verizon Maryland LLC	5.125%	6/15/33	240	235	0.0%
	Verizon New England Inc.	7.875%	11/15/29	800	995	0.1%
	Verizon New York Inc.	7.375%	4/1/32	687	771	0.1%
2	Communication—Other †				74,465	5.6%
	Consumer Cyclical
	CVS Health Corp.	5.125%	7/20/45	3,300	3,693	0.3%
	CVS Health Corp.	4.875%	7/20/35	3,325	3,566	0.3%
	Home Depot Inc.	5.875%	12/16/36	2,280	2,850	0.2%
	Visa Inc.	4.300%	12/14/45	3,325	3,553	0.3%
	Wal-Mart Stores Inc.	6.500%	8/15/37	3,025	3,967	0.3%
	Wal-Mart Stores Inc.	5.250%	9/1/35	2,540	2,998	0.2%
	Wal-Mart Stores Inc.	4.000%–7.550%	4/5/27–4/22/44	11,987	14,061	1.0%
	Consumer Cyclical—Other †				63,358	4.8%
	Consumer Noncyclical
	AbbVie Inc.	4.500%	5/14/35	3,100	3,089	0.2%
	AbbVie Inc.	4.700%	5/14/45	2,842	2,838	0.2%
	Actavis Funding SCS	4.550%	3/15/35	3,087	3,100	0.2%
	Actavis Funding SCS	4.750%	3/15/45	2,825	2,885	0.2%
	Anheuser-Busch Cos. LLC	5.750%–6.800%	8/20/32–5/1/42	1,815	2,228	0.2%
	Anheuser-Busch InBev
	Finance Inc.	4.900%	2/1/46	11,505	12,360	0.9%
	Anheuser-Busch InBev
	Finance Inc.	4.700%	2/1/36	5,780	6,025	0.5%
	Anheuser-Busch InBev
	Finance Inc.	4.000%–4.625%	1/17/43–2/1/44	1,615	1,587	0.1%
	Anheuser-Busch InBev
	Worldwide Inc.	3.750%–8.200%	1/15/39–7/15/42	2,855	3,891	0.3%
	Gilead Sciences Inc.	3.650%	3/1/26	3,950	4,122	0.3%
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	2,760	3,547	0.3%
	Medtronic Inc.	4.625%	3/15/45	4,280	4,555	0.3%
	Pfizer Inc.	7.200%	3/15/39	2,580	3,583	0.3%
	Reynolds American Inc.	5.850%	8/15/45	2,794	3,275	0.3%
[2,3]	Consumer Noncyclical—Other †				163,638	12.3%
	Energy
	Shell International Finance BV	6.375%	12/15/38	2,720	3,137	0.2%
	Shell International Finance BV	4.375%	5/11/45	2,987	2,773	0.2%
2	Energy—Other †				113,746	8.6%
	Other Industrial †				7,027	0.5%
	Technology
	Apple Inc.	4.650%	2/23/46	4,500	4,726	0.4%
	Apple Inc.	3.850%	5/4/43	3,500	3,271	0.2%
	Intel Corp.	4.900%	7/29/45	2,550	2,760	0.2%
	Microsoft Corp.	3.500%–5.300%	2/12/35–11/3/55	15,060	15,307	1.2%
2	Technology—Other †				39,810	3.0%
	Transportation
	Burlington Northern Santa Fe
	LLC	4.150%–7.950%	8/15/30–9/1/45	9,055	9,836	0.7%
2	Transportation—Other †				39,269	3.0%
					890,314	67.0%

Long-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Utilities
Electric
Berkshire Hathaway Energy
Co.	4.500%–8.480%	9/15/28–2/1/45	4,299	5,075	0.4%
Duke Energy Carolinas LLC	3.750%–6.450%	12/1/28–6/1/45	4,740	5,570	0.4%
Duke Energy Corp.	4.800%	12/15/45	650	676	0.1%
Duke Energy Florida LLC	3.850%–6.400%	9/15/37–11/15/42	1,855	2,310	0.2%
Duke Energy Indiana LLC	4.200%–6.450%	10/15/35–7/15/43	1,808	2,210	0.2%
Duke Energy Progress LLC	4.100%–6.300%	4/1/38–8/15/45	3,420	3,624	0.3%
MidAmerican Energy Co.	4.250%–6.750%	12/30/31–5/1/46	2,165	2,600	0.2%
MidAmerican Funding LLC	6.927%	3/1/29	200	261	0.0%
Nevada Power Co.	5.375%–6.750%	4/1/36–5/15/41	1,796	2,293	0.2%
Pacific Gas & Electric Co.	6.050%	3/1/34	2,945	3,637	0.3%
PacifiCorp	4.100%–7.700%	11/15/31–2/1/42	3,570	4,583	0.3%
Progress Energy Inc.	6.000%–7.750%	3/1/31–12/1/39	890	1,152	0.1%
Sierra Pacific Power Co.	6.750%	7/1/37	285	380	0.0%
2 Electric—Other †				121,668	9.1%
Natural Gas †				10,998	0.8%
Other Utility †				3,000	0.2%
				170,037	12.8%
Total Corporate Bonds (Cost $1,361,618)				1,298,694	97.7%
Taxable Municipal Bonds (Cost $3,258) †				3,388	0.3%

			Shares
Temporary Cash Investment
Money Market Fund
4 Vanguard Market Liquidity Fund
(Cost $7,411)	0.475%		7,410,611	7,411	0.6%
Total Investments (Cost $1,380,535)				1,317,751	99.2%

				Amount
				($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard				126
Receivables for Investment Securities Sold				38,101
Receivables for Accrued Income				19,100
Receivables for Capital Shares Issued				106
Other Assets				10
Total Other Assets				57,443	4.3%
Liabilities
Payables for Investment Securities Purchased				(44,866)
Payables for Capital Shares Redeemed				(41)
Payables for Distributions				(60)
Payables to Vanguard				(505)
Other Liabilities				(558)
Total Liabilities				(46,030)	(3.5%)
Net Assets				1,329,164	100.0%

Long-Term Corporate Bond Index Fund

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,423,199
Undistributed Net Investment Income	3,829
Accumulated Net Realized Losses	(35,082)
Unrealized Appreciation (Depreciation)
Investment Securities	(62,784)
Futures Contracts	2
Net Assets	1,329,164

ETF Shares—Net Assets
Applicable to 11,201,675 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	948,163
Net Asset Value Per Share—ETF Shares	$84.64

Admiral Shares—Net Assets
Applicable to 3,306,722 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	74,858
Net Asset Value Per Share—Admiral Shares	$22.64

Institutional Shares—Net Assets
Applicable to 10,894,021 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	306,143
Net Asset Value Per Share—Institutional Shares	$28.10

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, the aggregate value of these securities was $28,976,000, representing 2.2% of net assets.
3 Securities with a value of $252,000 have been segregated as initial margin for open futures contracts.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Interest[1]	33,177
Total Income	33,177
Expenses
The Vanguard Group—Note B
Investment Advisory Services	19
Management and Administrative—ETF Shares	349
Management and Administrative—Admiral Shares	24
Management and Administrative—Institutional Shares	76
Marketing and Distribution—ETF Shares	44
Marketing and Distribution—Admiral Shares	3
Marketing and Distribution—Institutional Shares	4
Custodian Fees	17
Shareholders’ Reports—ETF Shares	10
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—Institutional Shares	—
Total Expenses	546
Net Investment Income	32,631
Realized Net Gain (Loss)
Investment Securities Sold	(22,654)
Futures Contracts	(272)
Realized Net Gain (Loss)	(22,926)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	10,863
Futures Contracts	2
Change in Unrealized Appreciation (Depreciation)	10,865
Net Increase (Decrease) in Net Assets Resulting from Operations	20,570
1 Interest income from an affiliated company of the fund was $8,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	32,631	61,873
Realized Net Gain (Loss)	(22,926)	373
Change in Unrealized Appreciation (Depreciation)	10,865	(126,994)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,570	(64,748)
Distributions
Net Investment Income
ETF Shares	(23,884)	(45,939)
Admiral Shares	(1,661)	(2,507)
Institutional Shares	(7,026)	(12,835)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(32,571)	(61,281)
Capital Share Transactions
ETF Shares	(14,377)	190,279
Admiral Shares	8,908	28,156
Institutional Shares	12,080	70,617
Net Increase (Decrease) from Capital Share Transactions	6,611	289,052
Total Increase (Decrease)	(5,390)	163,023
Net Assets
Beginning of Period	1,334,554	1,171,531
End of Period[1]	1,329,164	1,334,554
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,829,000 and $3,769,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$85.25	$92.38	$82.11	$92.15	$80.80	$81.96
Investment Operations
Net Investment Income	1.979	3.910	3.964	4.018	3.980	4.091
Net Realized and Unrealized Gain (Loss)
on Investments[1]	(.620)	(7.127)	9.937	(9.816)	11.351	(.917)
Total from Investment Operations	1.359	(3.217)	13.901	(5.798)	15.331	3.174
Distributions
Dividends from Net Investment Income	(1.969)	(3.913)	(3.631)	(4.018)	(3.981)	(4.095)
Distributions from Realized Capital Gains	—	—	—	(.224)	—	(.239)
Total Distributions	(1.969)	(3.913)	(3.631)	(4.242)	(3.981)	(4.334)
Net Asset Value, End of Period	$84.64	$85.25	$92.38	$82.11	$92.15	$80.80

Total Return	1.61%	-3.64%	17.35%	-6.55%	19.40%	4.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$948	$972	$878	$624	$1,032	$275
Ratio of Total Expenses to
Average Net Assets	0.08%	0.10%	0.12%	0.12%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	4.70%	4.37%	4.63%	4.47%	4.73%	5.36%
Portfolio Turnover Rate[2]	59%	64%	54%	57%	71%	110%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes increases from purchase fees of $.00, $.11, $.05, $.07, $.02, and $.07.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.80	$24.71	$22.04	$24.74	$21.69	$22.00
Investment Operations
Net Investment Income	.533	1.048	1.066	1.078	1.068	1.100
Net Realized and Unrealized Gain (Loss)
on Investments[1]	(.160)	(1.911)	2.669	(2.640)	3.051	(.246)
Total from Investment Operations	.373	(.863)	3.735	(1.562)	4.119	.854
Distributions
Dividends from Net Investment Income	(.533)	(1.047)	(1.065)	(1.078)	(1.069)	(1.100)
Distributions from Realized Capital Gains	—	—	—	(.060)	—	(.064)
Total Distributions	(.533)	(1.047)	(1.065)	(1.138)	(1.069)	(1.164)
Net Asset Value, End of Period	$22.64	$22.80	$24.71	$22.04	$24.74	$21.69

Total Return[2]	1.64%	-3.66%	17.37%	-6.57%	19.43%	4.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$75	$67	$44	$18	$15	$9
Ratio of Total Expenses to
Average Net Assets	0.08%	0.10%	0.12%	0.12%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	4.70%	4.37%	4.63%	4.47%	4.73%	5.36%
Portfolio Turnover Rate [3]	59%	64%	54%	57%	71%	110%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Includes increases from purchase fees of $.00, $.02, $.01, $.01, $.01, and $.04.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$28.31	$30.68	$27.37	$30.71	$26.93	$27.32
Investment Operations
Net Investment Income	.664	1.310	1.331	1.347	1.337	1.377
Net Realized and Unrealized Gain (Loss)
on Investments[1]	(.211)	(2.370)	3.308	(3.265)	3.780	(.308)
Total from Investment Operations	.453	(1.060)	4.639	(1.918)	5.117	1.069
Distributions
Dividends from Net Investment Income	(.663)	(1.310)	(1.329)	(1.347)	(1.337)	(1.379)
Distributions from Realized Capital Gains	—	—	—	(.075)	—	(.080)
Total Distributions	(.663)	(1.310)	(1.329)	(1.422)	(1.337)	(1.459)
Net Asset Value, End of Period	$28.10	$28.31	$30.68	$27.37	$30.71	$26.93

Total Return[2]	1.61%	-3.62%	17.38%	-6.50%	19.44%	4.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$306	$296	$250	$206	$164	$15
Ratio of Total Expenses to
Average Net Assets	0.06%	0.07%	0.09%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	4.72%	4.40%	4.66%	4.50%	4.76%	5.41%
Portfolio Turnover Rate [3]	59%	64%	54%	57%	71%	110%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes increases from purchase fees of $.00, $.03, $.02, $.01, $.00, and $.04.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 29, 2016, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Long-Term Corporate Bond Index Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $126,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Long-Term Corporate Bond Index Fund

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	8,258	—
Corporate Bonds	—	1,296,272	2,422
Taxable Municipal Bonds	—	3,388	—
Temporary Cash Investments	7,411	—	—
Futures Contracts—Assets[1]	10	—	—
Futures Contracts—Liabilities[1]	(2)	—	—
Total	7,419	1,307,918	2,422
1 Represents variation margin on the last day of the reporting period.

D. At February 29, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Ultra 10-Year U.S. Treasury Note	June 2016	7	988	—
30-Year U.S. Treasury Bond	June 2016	(6)	(987)	8
Ultra Long U.S. Treasury Bond	June 2016	5	866	(6)
				2

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2016, the fund realized $7,505,000 of net capital losses resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such losses are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2015, the fund had available capital losses totaling $18,538,000 that may be carried forward indefinitely to offset future capital gains. The fund will use these capital

Long-Term Corporate Bond Index Fund

losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2016, the cost of investment securities for tax purposes was $1,381,453,000. Net unrealized depreciation of investment securities for tax purposes was $63,702,000, consisting of unrealized gains of $16,292,000 on securities that had risen in value since their purchase and $79,994,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 29, 2016, the fund purchased $437,862,000 of investment securities and sold $434,273,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $157,558,000 and $151,468,000, respectively. Total purchases and sales include $152,882,000 and $181,444,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	170,755	2,002	754,420	8,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(185,132)	(2,200)	(564,141)	(6,300)
Net Increase (Decrease)—ETF Shares	(14,377)	(198)	190,279	1,900
Admiral Shares
Issued[1]	14,940	654	46,136	1,883
Issued in Lieu of Cash Distributions	1,341	59	2,027	84
Redeemed	(7,373)	(323)	(20,007)	(830)
Net Increase (Decrease)—Admiral Shares	8,908	390	28,156	1,137
Institutional Shares
Issued[1]	10,294	362	117,548	3,887
Issued in Lieu of Cash Distributions	7,026	249	12,835	427
Redeemed	(5,240)	(183)	(59,766)	(1,996)
Net Increase (Decrease) —Institutional Shares	12,080	428	70,617	2,318
1 Includes purchase fees for fiscal 2016 and 2015 of $258,000 and $1,672,000, respectively (fund totals).

H. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

Mortgage-Backed Securities Index Fund

Fund Profile
As of February 29, 2016

Share-Class Characteristics

	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VMBS	VMBSX	VMBIX
Expense Ratio[1]	0.10%	0.10%	0.07%
30-Day SEC Yield	1.97%	1.93%	2.01%

Financial Attributes

		Barclays
		MBS	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index
Number of Bonds	525[2]	353	9,699
Yield to Maturity
(before expenses)	2.3%	2.3%	2.2%
Average Coupon	3.8%	3.8%	3.1%
Average Duration	2.9 years	3.0 years	5.6 years
Average Effective
Maturity	5.3 years	5.4 years	7.8 years
Short-Term
Reserves	0.6%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed			98.1%
Other			1.9
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	MBS	Barclays
	Float Adj	Aggregate
	Index	FA Index
R-Squared	0.99	0.80
Beta	1.07	0.68
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	1.8%
1 - 3 Years	1.8
3 - 5 Years	40.7
5 - 10 Years	55.7

Distribution by Credit Quality (% of portfolio)

U.S. Government	98.1%
Aaa	1.9
Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Coupon (% of portfolio)
0 - 5.0	94.0%
More Than 5.0 - 5.5	3.2
More Than 5.5 - 6.0	2.1
More Than 6.0 - 6.5	0.6
More Than 6.5 - 7.0	0.1

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2016, the annualized expense ratios were 0.09% for ETF Shares, 0.09% for Admiral Shares, and 0.06% for Institutional Shares.
2 Issues are mortgage pools grouped by coupon.

Mortgage-Backed Securities Index Fund

Investment Focus

Mortgage-Backed Securities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 19, 2009, Through February 29, 2016
		Barclays
		MBS
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	4.39%	4.23%
2011	5.14	5.11
2012	3.62	3.62
2013	-2.36	-2.03
2014	5.21	5.15
2015	2.49	2.51
2016	2.03	2.04
Note: For 2016, performance data reflect the six months ended February 29, 2016.

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.
					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		1.50%	2.84%			3.08%
Net Asset Value		1.43	2.83			3.07
Admiral Shares	12/3/2009	1.44	2.83	1.65%	1.40%	3.05
Institutional Shares	10/31/2013	1.44	—	1.66	1.20	2.86

See Financial Highlights for dividend and capital gains information.

Mortgage-Backed Securities Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.4%)
Conventional Mortgage-Backed Securities (98.5%)
[1,2]	Fannie Mae Pool	2.000%	10/1/28	2,065	2,084
[1,2,3] Fannie Mae Pool		2.500%	11/1/26–1/1/43	66,035	67,837
[1,2,3] Fannie Mae Pool		3.000%	11/1/25–3/1/46	205,307	212,609
[1,2,3] Fannie Mae Pool		3.500%	1/1/21–4/1/46	293,830	309,110
[1,2,3] Fannie Mae Pool		4.000%	7/1/18–3/1/46	197,684	211,532
[1,2,3] Fannie Mae Pool		4.500%	2/1/18–3/1/46	103,388	112,397
[1,2,3] Fannie Mae Pool		5.000%	1/1/17–2/1/46	57,042	63,152
[1,2,3] Fannie Mae Pool		5.500%	12/1/16–3/1/45	40,808	45,952
[1,2]	Fannie Mae Pool	6.000%	3/1/18–5/1/41	28,449	32,538
[1,2]	Fannie Mae Pool	6.500%	4/1/16–10/1/39	9,046	10,485
[1,2]	Fannie Mae Pool	7.000%	12/1/22–10/1/37	1,113	1,285
[1,2]	Fannie Mae Pool	7.500%	11/1/22	10	11
[1,2]	Freddie Mac Gold Pool	2.000%	1/1/28–1/1/29	3,302	3,341
[1,2,3] Freddie Mac Gold Pool		2.500%	4/1/27–2/1/43	53,642	55,183
[1,2,3] Freddie Mac Gold Pool		3.000%	1/1/26–3/1/46	132,897	137,442
[1,2,3] Freddie Mac Gold Pool		3.500%	9/1/25–3/1/46	178,343	187,108
[1,2,3] Freddie Mac Gold Pool		4.000%	7/1/18–3/1/46	118,391	126,448
[1,2,3] Freddie Mac Gold Pool		4.500%	1/1/18–3/1/46	61,162	66,308
[1,2]	Freddie Mac Gold Pool	5.000%	10/1/17–3/1/46	33,758	37,057
[1,2]	Freddie Mac Gold Pool	5.500%	4/1/21–7/1/40	27,746	30,926
[1,2]	Freddie Mac Gold Pool	6.000%	6/1/17–5/1/40	17,036	19,405
[1,2]	Freddie Mac Gold Pool	6.500%	10/1/28–9/1/39	4,515	5,252
[1,2]	Freddie Mac Gold Pool	7.000%	7/1/28–12/1/38	450	524
[1,2]	Freddie Mac Gold Pool	8.000%	11/1/22	1	2
2	Ginnie Mae I Pool	3.000%	1/15/26–3/15/45	18,799	19,515
[2,3]	Ginnie Mae I Pool	3.500%	2/15/26–3/1/46	18,077	19,107
[2,3]	Ginnie Mae I Pool	4.000%	7/15/24–3/1/46	29,859	31,943
[2,3]	Ginnie Mae I Pool	4.500%	9/15/18–3/1/46	32,300	35,249
[2,3]	Ginnie Mae I Pool	5.000%	1/15/18–3/1/46	20,353	22,551
2	Ginnie Mae I Pool	5.500%	10/15/32–2/15/40	8,793	9,933
2	Ginnie Mae I Pool	6.000%	4/15/28–5/15/41	4,764	5,407
2	Ginnie Mae I Pool	6.500%	5/15/24–1/15/39	287	337
2	Ginnie Mae I Pool	7.000%	10/15/27	7	9
[2,3]	Ginnie Mae II Pool	2.500%	6/20/27–3/1/46	7,583	7,751
[2,3]	Ginnie Mae II Pool	3.000%	10/20/26–3/1/46	115,597	120,154
[2,3]	Ginnie Mae II Pool	3.500%	12/20/25–3/1/46	238,398	252,166
[2,3]	Ginnie Mae II Pool	4.000%	9/20/25–3/1/46	130,213	139,644
[2,3]	Ginnie Mae II Pool	4.500%	4/20/18–3/1/46	67,426	72,788

Mortgage-Backed Securities Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,3]	Ginnie Mae II Pool	5.000%	6/20/33–3/1/46	31,571	34,839
2	Ginnie Mae II Pool	5.500%	12/20/33–5/20/45	11,505	12,765
2	Ginnie Mae II Pool	6.000%	3/20/31–9/20/41	5,781	6,512
2	Ginnie Mae II Pool	6.500%	10/20/28–9/20/40	727	827
2	Ginnie Mae II Pool	7.000%	4/20/38–11/20/38	140	160
					2,529,645
Nonconventional Mortgage-Backed Securities (0.9%)
[1,2,4] Fannie Mae Pool		2.040%	12/1/41	230	236
[1,2,4] Fannie Mae Pool		2.052%	9/1/37	32	35
[1,2]	Fannie Mae Pool	2.115%	3/1/43	703	716
[1,2]	Fannie Mae Pool	2.184%	6/1/42	2,256	2,364
[1,2]	Fannie Mae Pool	2.187%	6/1/43	452	464
[1,2]	Fannie Mae Pool	2.214%	9/1/42	982	1,029
[1,2]	Fannie Mae Pool	2.237%	10/1/42	355	364
[1,2]	Fannie Mae Pool	2.266%	7/1/43	1,206	1,228
[1,2]	Fannie Mae Pool	2.387%	7/1/42	1,521	1,568
[1,2]	Fannie Mae Pool	2.400%	5/1/42	260	272
[1,2]	Fannie Mae Pool	2.426%	5/1/43	1,422	1,458
[1,2]	Fannie Mae Pool	2.440%	10/1/42	653	672
[1,2,4] Fannie Mae Pool		2.524%	5/1/40	7	7
[1,2,4] Fannie Mae Pool		2.535%	10/1/39	33	35
[1,2,4] Fannie Mae Pool		2.542%	5/1/42	81	84
[1,2,4] Fannie Mae Pool		2.544%	10/1/40	149	157
[1,2,4] Fannie Mae Pool		2.573%	12/1/40	374	395
[1,2,4] Fannie Mae Pool		2.576%	11/1/39	37	39
[1,2,4] Fannie Mae Pool		2.599%	12/1/41	239	256
[1,2]	Fannie Mae Pool	2.616%	11/1/41	70	75
[1,2,4] Fannie Mae Pool		2.670%	11/1/40	18	19
[1,2,4] Fannie Mae Pool		2.675%	10/1/40	17	18
[1,2,4] Fannie Mae Pool		2.677%	12/1/40	15	16
[1,2,4] Fannie Mae Pool		2.685%	12/1/40	14	15
[1,2]	Fannie Mae Pool	2.699%	1/1/42	416	441
[1,2,4] Fannie Mae Pool		2.710%	1/1/40	5	5
[1,2]	Fannie Mae Pool	2.731%	12/1/43	1,078	1,115
[1,2]	Fannie Mae Pool	2.746%	3/1/42	459	482
[1,2,4] Fannie Mae Pool		2.760%	3/1/41	367	392
[1,2]	Fannie Mae Pool	2.786%	11/1/41	187	203
[1,2,4] Fannie Mae Pool		2.814%	2/1/41	9	9
[1,2,4] Fannie Mae Pool		2.829%	3/1/41	302	318
[1,2]	Fannie Mae Pool	2.887%	12/1/40	109	115
[1,2,4] Fannie Mae Pool		2.914%	3/1/42	188	198
[1,2]	Fannie Mae Pool	2.946%	9/1/43	729	765
[1,2,4] Fannie Mae Pool		3.057%	2/1/42	257	270
[1,2]	Fannie Mae Pool	3.138%	2/1/41	82	86
[1,2,4] Fannie Mae Pool		3.191%	5/1/41	92	98
[1,2]	Fannie Mae Pool	3.354%	8/1/42	218	225
[1,2]	Fannie Mae Pool	3.564%	4/1/41	113	118
[1,2]	Fannie Mae Pool	3.569%	7/1/41	300	319
[1,2]	Fannie Mae Pool	3.580%	8/1/39	36	39
[1,2]	Fannie Mae Pool	3.751%	6/1/41	161	172
[1,2]	Fannie Mae Pool	3.826%	9/1/40	356	377
[1,2,4] Fannie Mae Pool		4.061%	8/1/39	84	87
[1,2,4] Fannie Mae Pool		4.149%	11/1/39	35	37
[1,2]	Fannie Mae Pool	4.288%	12/1/39	359	375
[1,2]	Fannie Mae Pool	4.917%	3/1/38	15	15
[1,2]	Fannie Mae Pool	5.520%	4/1/37	17	18

Mortgage-Backed Securities Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,2]	Fannie Mae Pool	6.076%	10/1/37	165	172
[1,2,4] Freddie Mac Non Gold Pool		2.486%	2/1/37	21	23
[1,2,4] Freddie Mac Non Gold Pool		2.492%	10/1/37	17	18
[1,2]	Freddie Mac Non Gold Pool	2.560%	11/1/43	588	607
[1,2]	Freddie Mac Non Gold Pool	2.571%	2/1/42	125	133
[1,2,4] Freddie Mac Non Gold Pool		2.574%	5/1/40	3	3
[1,2,4] Freddie Mac Non Gold Pool		2.619%	12/1/40	55	57
[1,2,4] Freddie Mac Non Gold Pool		2.631%	6/1/40	48	50
[1,2,4] Freddie Mac Non Gold Pool		2.731%	6/1/37	429	457
[1,2]	Freddie Mac Non Gold Pool	2.774%	1/1/41	192	202
[1,2]	Freddie Mac Non Gold Pool	2.849%	2/1/41	16	17
[1,2]	Freddie Mac Non Gold Pool	2.893%	2/1/41	226	240
[1,2]	Freddie Mac Non Gold Pool	3.071%	1/1/41	134	142
[1,2]	Freddie Mac Non Gold Pool	3.103%	6/1/41	191	199
[1,2]	Freddie Mac Non Gold Pool	3.446%	3/1/42	180	191
[1,2]	Freddie Mac Non Gold Pool	3.574%	6/1/40	144	153
[1,2]	Freddie Mac Non Gold Pool	3.669%	9/1/40	137	146
[1,2]	Freddie Mac Non Gold Pool	4.065%	12/1/39	33	35
[1,2]	Freddie Mac Non Gold Pool	5.253%	3/1/38	132	140
[2,4]	Ginnie Mae II Pool	1.750%	4/20/41	10	10
[2,4]	Ginnie Mae II Pool	2.000%	11/20/40–12/20/42	323	343
[2,4]	Ginnie Mae II Pool	2.250%	5/20/41	13	14
[2,3,4] Ginnie Mae II Pool		2.500%	1/20/41–1/20/42	1,473	1,520
[2,3]	Ginnie Mae II Pool	3.000%	11/20/40–11/20/41	607	644
[2,3]	Ginnie Mae II Pool	3.500%	7/20/41–8/20/41	221	237
					23,554
Total U.S. Government and Agency Obligations (Cost $2,536,132)					2,553,199

				Shares
Temporary Cash Investment (16.4%)
Money Market Fund (16.4%)
5	Vanguard Market Liquidity Fund (Cost $422,174)	0.475%		422,173,603	422,174
Total Investments (115.8%) (Cost $2,958,306)					2,975,373

					Amount
					($000)
Other Assets and Liabilities (-15.8%)
Other Assets
Investment in Vanguard					218
Receivables for Investment Securities Sold					45,227
Receivables for Accrued Income					7,361
Receivables for Capital Shares Issued					3,536
Other Assets					965
Total Other Assets					57,307
Liabilities
Payables for Investment Securities Purchased					(459,873)
Payables for Capital Shares Redeemed					(2,166)
Payables for Distributions					(467)
Payables to Vanguard					(514)
Other Liabilities					(791)
Total Liabilities					(463,811)
Net Assets (100%)					2,568,869

Mortgage-Backed Securities Index Fund

At February 29, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	2,545,341
Undistributed Net Investment Income	3,436
Accumulated Net Realized Gains	3,025
Unrealized Appreciation (Depreciation)	17,067
Net Assets	2,568,869

ETF Shares—Net Assets
Applicable to 37,926,190 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,025,890
Net Asset Value Per Share—ETF Shares	$53.42

Admiral Shares—Net Assets
Applicable to 23,418,655 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	499,723
Net Asset Value Per Share—Admiral Shares	$21.34

Institutional Shares—Net Assets
Applicable to 1,496,047 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	43,256
Net Asset Value Per Share—Institutional Shares	$28.91

• See Note A in Notes to Financial Statements.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of February 29, 2016.
4 Adjustable-rate security.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Statement of Operations

Six Months Ended
February 29, 2016
($000)
Investment Income
Income
Interest[1]	22,069
Total Income	22,069
Expenses
The Vanguard Group—Note B
Investment Advisory Services	31
Management and Administrative—ETF Shares	608
Management and Administrative—Admiral Shares	152
Management and Administrative—Institutional Shares	11
Marketing and Distribution—ETF Shares	62
Marketing and Distribution—Admiral Shares	26
Marketing and Distribution—Institutional Shares	—
Custodian Fees	57
Shareholders’ Reports—ETF Shares	55
Shareholders’ Reports—Admiral Shares	5
Shareholders’ Reports—Institutional Shares	—
Total Expenses	1,007
Net Investment Income	21,062
Realized Net Gain (Loss)
Investment Securities Sold	7,984
Realized Net Gain (Loss)	7,984
Change in Unrealized Appreciation (Depreciation) of Investment Securities	16,264
Net Increase (Decrease) in Net Assets Resulting from Operations	45,310
1 Interest income from an affiliated company of the fund was $698,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,062	20,790
Realized Net Gain (Loss)	7,984	9,480
Change in Unrealized Appreciation (Depreciation)	16,264	(3,777)
Net Increase (Decrease) in Net Assets Resulting from Operations	45,310	26,493
Distributions
Net Investment Income
ETF Shares	(14,939)	(13,405)
Admiral Shares	(4,151)	(5,589)
Institutional Shares	(406)	(564)
Realized Capital Gain[1]
ETF Shares	(8,196)	(2,480)
Admiral Shares	(2,007)	(1,200)
Institutional Shares	(197)	(113)
Total Distributions	(29,896)	(23,351)
Capital Share Transactions
ETF Shares	562,656	907,275
Admiral Shares	72,689	116,880
Institutional Shares	(586)	(65,707)
Net Increase (Decrease) from Capital Share Transactions	634,759	958,448
Total Increase (Decrease)	650,173	961,590
Net Assets
Beginning of Period	1,918,696	957,106
End of Period[2]	2,568,869	1,918,696
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $10,400,000 and $3,749,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,436,000 and $1,870,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$53.05	$52.65	$50.85	$52.63	$51.90	$51.31
Investment Operations
Net Investment Income	.482	.748	.887	.292	.875	1.142
Net Realized and Unrealized Gain (Loss)
on Investments[1]	.587	.554	1.741	(1.524)	.976	1.412
Total from Investment Operations	1.069	1.302	2.628	(1.232)	1.851	2.554
Distributions
Dividends from Net Investment Income	(.459)	(.741)	(.828)	(.294)	(.868)	(1.142)
Distributions from Realized Capital Gains	(.240)	(.161)	—	(.254)	(.253)	(.822)
Total Distributions	(.699)	(.902)	(.828)	(.548)	(1.121)	(1.964)
Net Asset Value, End of Period	$53.42	$53.05	$52.65	$50.85	$52.63	$51.90

Total Return	2.03%	2.49%	5.21%	-2.36%	3.62%	5.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,026	$1,451	$542	$417	$247	$73
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.12%	0.12%	0.12%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.87%	1.43%	1.72%	0.57%	1.57%	2.30%
Portfolio Turnover Rate[2]	409%	713%	514%	840%	529%	344%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes increases from purchase and redemption fees of $.00, $.01, $.01, $.01, $.02, and $.00.
2 Includes 185%, 331%, 294%, 371%, 231%, and 187% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$21.20	$21.05	$20.35	$21.06	$20.76	$20.52
Investment Operations
Net Investment Income	.194	.298	.356	.118	.344	.456
Net Realized and Unrealized Gain (Loss)
on Investments	.237	.214	.699	(.608)	.399	.569
Total from Investment Operations	.431	.512	1.055	(.490)	.743	1.025
Distributions
Dividends from Net Investment Income	(.195)	(. 297)	(. 355)	(.118)	(. 342)	(. 456)
Distributions from Realized Capital Gains	(. 096)	(. 065)	—	(.102)	(.101)	(. 329)
Total Distributions	(. 291)	(. 362)	(. 355)	(. 220)	(. 443)	(.785)
Net Asset Value, End of Period	$21.34	$21.20	$21.05	$20.35	$21.06	$20.76

Total Return[1]	2.05%	2.44%	5.22%	-2.35%	3.63%	5.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$500	$424	$305	$295	$211	$15
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.12%	0.12%	0.12%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.87%	1.43%	1.72%	0.57%	1.57%	2.30%
Portfolio Turnover Rate[2]	409%	713%	514%	840%	529%	344%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes 185%, 331%, 294%, 371%, 231%, and 187% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

Institutional Shares
	Six Months	Year	Oct. 31,	Sept. 1,	May 9,
	Ended	Ended	2013[3] to	2012, to	2012[1] to
	February 29,	Aug. 31,	Aug. 31,	Jan. 22,	Aug. 31,
For a Share Outstanding Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$28.73	$28.52	$28.04	$28.34	$28.10
Investment Operations
Net Investment Income	. 267	. 412	. 390	. 042.137
Net Realized and Unrealized Gain (Loss)
on Investments	.312	.295	.504	(.146)	.218
Total from Investment Operations	.579	.707	.894	(.104)	.355
Distributions
Dividends from Net Investment Income	(. 269)	(. 410)	(. 414)	(. 049)	(.115)
Distributions from Realized Capital Gains	(.130)	(.087)	—	(.137)	—
Total Distributions	(. 399)	(. 497)	(. 414)	(.186)	(.115)
Net Asset Value, End of Period	$28.91	$28.73	$28.52	$28.05 [2]	$28.34

Total Return[4]	2.03%	2.49%	3.22%	-0.37%	1.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$43	$44	$109	$0	$15
Ratio of Total Expenses to Average Net Assets	0.06%	0.07%	0.09%[5]	0.09%[5]	0.09%[5]
Ratio of Net Investment Income to
Average Net Assets	1.90%	1.46%	1.75%[5]	0.35%[5]	1.60%[5]
Portfolio Turnover Rate [6]	409%	713%	514%	840%	529%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Commencement of operations.
2 Net asset value as of January 22, 2013, at which date all shares were redeemed.
3 Recommencement of operations.
4 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
5 Annualized.
6 Includes 185%, 331%, 294%, 371%, and 231% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Notes to Financial Statements

Vanguard Mortgage-Backed Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At February 29, 2016, counterparties had deposited in segregated accounts cash with a value of $360,000 in connection with TBA transactions.

3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities

Mortgage-Backed Securities Index Fund

from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and for the period ended February 29, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 29, 2016, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Mortgage-Backed Securities Index Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 29, 2016, the fund had contributed to Vanguard capital in the amount of $218,000, representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,553,199	—
Temporary Cash Investments	422,174	—	—
Total	422,174	2,553,199	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

At February 29, 2016, the cost of investment securities for tax purposes was $2,958,306,000. Net unrealized appreciation of investment securities for tax purposes was $17,067,000, consisting of unrealized gains of $19,437,000 on securities that had risen in value since their purchase and $2,370,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 29, 2016, the fund purchased $5,209,497,000 of investment securities and sold $4,583,005,000 of investment securities, other than temporary cash investments

Mortgage-Backed Securities Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2016		August 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	657,970	12,375	1,164,548	21,900
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(95,314)	(1,800)	(257,273)	(4,850)
Net Increase (Decrease) —ETF Shares	562,656	10,575	907,275	17,050
Admiral Shares
Issued[1]	139,955	6,572	224,100	10,552
Issued in Lieu of Cash Distributions	2,937	139	2,844	134
Redeemed	(70,203)	(3,304)	(110,064)	(5,184)
Net Increase (Decrease)—Admiral Shares	72,689	3,407	116,880	5,502
Institutional Shares
Issued[1]	3,387	117	7,488	259
Issued in Lieu of Cash Distributions	603	21	677	24
Redeemed	(4,576)	(158)	(73,872)	(2,603)
Net Increase (Decrease) —Institutional Shares	(586)	(20)	(65,707)	(2,320)
1 Includes purchase fees for fiscal 2016 and 2015 of $0 and $579,000, respectively (fund totals).

G. Management has determined that no material events or transactions occurred subsequent to February 29, 2016, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended February 29, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2015	2/29/2016	Period
Based on Actual Fund Return
Short-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,005.44	$0.45
Admiral Shares	1,000.00	1,005.62	0.40
Institutional Shares	1,000.00	1,005.49	0.30
Intermediate-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,030.78	$0.45
Admiral Shares	1,000.00	1,030.86	0.40
Institutional Shares	1,000.00	1,031.07	0.30
Long-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,086.32	$0.47
Admiral Shares	1,000.00	1,086.58	0.47
Institutional Shares	1,000.00	1,086.72	0.31
Short-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,007.19	$0.45
Admiral Shares	1,000.00	1,007.35	0.40
Institutional Shares	1,000.00	1,007.02	0.30
Intermediate-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,022.39	$0.45
Admiral Shares	1,000.00	1,022.38	0.40
Institutional Shares	1,000.00	1,022.52	0.30
Long-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,016.07	$0.40
Admiral Shares	1,000.00	1,016.45	0.40
Institutional Shares	1,000.00	1,016.09	0.30
Mortgage-Backed Securities Index Fund
ETF Shares	$1,000.00	$1,020.35	$0.45
Admiral Shares	1,000.00	1,020.51	0.45
Institutional Shares	1,000.00	1,020.33	0.30

Six Months Ended February 29, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2015	2/29/2016	Period
Based on Hypothetical 5% Yearly Return
Short-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,024.42	$0.
Admiral Shares	1,000.00	1,024.47	0.
Institutional Shares	1,000.00	1,024.57	0.
Intermediate-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,024.42	$0.
Admiral Shares	1,000.00	1,024.47	0.
Institutional Shares	1,000.00	1,024.57	0.
Long-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,024.42	$0.
Admiral Shares	1,000.00	1,024.42	0.
Institutional Shares	1,000.00	1,024.57	0.
Short-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,024.42	$0.
Admiral Shares	1,000.00	1,024.47	0.
Institutional Shares	1,000.00	1,024.57	0.
Intermediate-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,024.42	$0.
Admiral Shares	1,000.00	1,024.47	0.
Institutional Shares	1,000.00	1,024.57	0.
Long-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,024.47	$0.
Admiral Shares	1,000.00	1,024.47	0.
Institutional Shares	1,000.00	1,024.57	0.
Mortgage-Backed Securities Index Fund
ETF Shares	$1,000.00	$1,024.42	$0.
Admiral Shares	1,000.00	1,024.42	0.
Institutional Shares	1,000.00	1,024.57	0.

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Government Bond Index Fund, 0.09% for ETF Shares, 0.08% for Admiral Shares, and 0.06% for Institutional Shares; for the Intermediate-Term Government Bond Index Fund, 0.09% for ETF Shares, 0.08% for Admiral Shares, and 0.06% for Institutional Shares; for the Long-Term Government Bond Index Fund, 0.09% for ETF Shares, 0.09% for Admiral Shares, and 0.06% for Institutional Shares; for the Short-Term Corporate Bond Index Fund, 0.09% for ETF Shares, 0.08% for Admiral Shares, and 0.06% for Institutional Shares; for the Intermediate-Term Corporate Bond Index Fund, 0.09% for ETF Shares, 0.08% for Admiral Shares, and 0.06% for Institutional Shares; for the Long-Term Corporate Bond Index Fund, 0.08% for ETF Shares, 0.08% for Admiral Shares, and 0.06% for Institutional Shares; for the Mortgage-Backed Securities Index Fund, 0.09% for ETF Shares, 0.09% for Admiral Shares, and 0.06% for Institutional Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The Vanguard funds are not sponsored, endorsed, issued, sold, or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Barclays indexes to track general bond market performance. Barclays has not passed on the legality or suitability of the funds with respect to any person or entity. Barclays’ only relationship to Vanguard and the funds is the licensing of the Barclays indexes, which are determined, composed, and calculated by Barclays without regard to Vanguard or the funds or any owners or purchasers of the funds. Barclays has no obligation to take the needs of Vanguard, the funds, or the owners of the funds into consideration in determining, composing, or calculating the Barclays indexes. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the funds to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the funds.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the indexes or any data included therein or for interruptions in the delivery of the indexes. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the funds or any other person or entity from the use of the indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays U.S. 1–3 Year Government Float Adjusted Index, Barclays U.S. 3–10 Year Government Float Adjusted Index, Barclays U.S. Long Government Float Adjusted Index, Barclays U.S. 1–5 Year Corporate Bond Index, Barclays U.S. 5–10 Year Corporate Bond Index, Barclays U.S. 10+ Year Corporate Bond Index, or Barclays U.S. MBS Float Adjusted Index, and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to any of the Barclays indexes. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the indexes or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the indexes or any data included therein.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 196 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	Chairman Emeritus and Senior Advisor
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College and	Chief Executive Officer and President, 1996–2008
Chairman of its Finance and Enrollment Committee;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center.
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of theVanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q16422 042016

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (14.9%)
*	Amazon.com Inc.	37,044	20,468
	Walt Disney Co.	165,044	15,765
	Home Depot Inc.	126,396	15,688
	Comcast Corp. Class A	243,555	14,060
	McDonald's Corp.	93,057	10,905
	Wal-Mart Stores Inc.	153,258	10,167
	Starbucks Corp.	145,646	8,478
	NIKE Inc. Class B	131,596	8,105
	Costco Wholesale Corp.	42,795	6,421
*	Priceline Group Inc.	5,049	6,388
	Lowe's Cos. Inc.	92,394	6,239
	Time Warner Inc.	80,266	5,314
	Time Warner Cable Inc.	27,456	5,240
	TJX Cos. Inc.	66,036	4,893
	Target Corp.	62,049	4,868
	Ford Motor Co.	379,565	4,748
	General Motors Co.	156,382	4,604
*	Netflix Inc.	41,162	3,845
	Twenty-First Century Fox Inc. Class A	108,822	2,940
	Yum! Brands Inc.	39,672	2,875
*	eBay Inc.	118,357	2,817
*	O'Reilly Automotive Inc.	9,795	2,550
*	AutoZone Inc.	3,042	2,356
	Johnson Controls Inc.	63,419	2,312
	Ross Stores Inc.	40,195	2,210
	Dollar General Corp.	29,697	2,205
	CBS Corp. Class B	44,659	2,161
	VF Corp.	32,638	2,125
	L Brands Inc.	23,936	2,030
	Carnival Corp.	41,481	1,989
	Estee Lauder Cos. Inc. Class A	20,502	1,872
	Omnicom Group Inc.	23,876	1,858
	Delphi Automotive plc	27,781	1,852
*,^	Tesla Motors Inc.	9,489	1,821
	Nielsen Holdings plc	35,935	1,809
*	Dollar Tree Inc.	22,490	1,805
	Las Vegas Sands Corp.	35,655	1,721
*	Chipotle Mexican Grill Inc. Class A	2,990	1,522
*	Under Armour Inc. Class A	17,519	1,466
	Genuine Parts Co.	14,816	1,336
*,^	Charter Communications Inc. Class A	7,360	1,322
	Macy's Inc.	30,190	1,305
	Marriott International Inc.Class A	19,125	1,303
	Twenty-First Century Fox Inc.	46,715	1,269
	Royal Caribbean Cruises Ltd.	16,632	1,237
	Viacom Inc. Class B	33,423	1,232
*	Liberty Interactive Corp. QVC Group Class A	48,073	1,220
	Whirlpool Corp.	7,788	1,210
	Expedia Inc.	11,562	1,204
	Starwood Hotels & Resorts Worldwide Inc.	16,715	1,155
	Tractor Supply Co.	13,396	1,133
	Hanesbrands Inc.	39,087	1,114
*	Jarden Corp.	20,155	1,066
*	Mohawk Industries Inc.	5,924	1,065
	Mattel Inc.	32,636	1,061
	Hilton Worldwide Holdings Inc.	50,543	1,050
*	Ulta Salon Cosmetics & Fragrance Inc.	6,319	1,044
	Advance Auto Parts Inc.	7,002	1,039
	Coach Inc.	26,507	1,032
*	Michael Kors Holdings Ltd.	17,688	1,002
*	DISH Network Corp. Class A	21,203	999

1

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Newell Rubbermaid Inc.	26,145	994
Best Buy Co. Inc.	29,856	967
* CarMax Inc.	18,857	872
Interpublic Group of Cos. Inc.	40,535	867
DR Horton Inc.	32,240	861
Signet Jewelers Ltd.	7,906	857
Kohl's Corp.	18,231	851
Foot Locker Inc.	13,513	845
* MGM Resorts International	43,718	828
Hasbro Inc.	10,722	814
* LKQ Corp.	29,151	805
Harley-Davidson Inc.	18,399	794
Wyndham Worldwide Corp.	10,883	793
* Bed Bath & Beyond Inc.	16,268	780
* Sirius XM Holdings Inc.	208,185	774
Goodyear Tire & Rubber Co.	25,661	773
Fortune Brands Home & Security Inc.	15,354	771
Darden Restaurants Inc.	11,936	762
Lear Corp.	7,414	751
H&R Block Inc.	22,692	746
Lennar Corp. Class A	17,125	718
Tiffany & Co.	10,948	711
Domino's Pizza Inc.	5,312	707
BorgWarner Inc.	21,572	705
* lululemon athletica Inc.	10,909	684
* TripAdvisor Inc.	10,735	672
* Liberty Media Corp.	19,236	671
Wynn Resorts Ltd.	8,033	663
* NVR Inc.	392	642
Cablevision Systems Corp. Class A	19,636	639
Gap Inc.	23,009	636
Nordstrom Inc.	12,360	634
PVH Corp.	7,948	629
* Norwegian Cruise Line Holdings Ltd.	12,760	627
* Discovery Communications Inc.	24,608	607
PulteGroup Inc.	35,235	606
Aramark	18,818	591
Leggett & Platt Inc.	13,226	591
Staples Inc.	61,466	581
Polaris Industries Inc.	6,487	570
TEGNA Inc.	22,012	542
Scripps Networks Interactive Inc. Class A	9,012	534
Harman International Industries Inc.	6,913	530
Carter's Inc.	5,209	529
News Corp. Class A	48,255	522
Ralph Lauren Corp. Class A	5,737	521
* Liberty Ventures Class A	13,773	505
* WABCO Holdings Inc.	5,271	497
* Panera Bread Co. Class A	2,382	494
KAR Auction Services Inc.	13,903	492
Garmin Ltd.	11,827	479
* Toll Brothers Inc.	16,878	463
Service Corp. International	19,681	463
Lamar Advertising Co. Class A	8,097	463
Williams-Sonoma Inc.	8,716	454
* Sally Beauty Holdings Inc.	14,145	447
Dunkin' Brands Group Inc.	9,588	447
Gentex Corp.	29,003	422
* Skechers U.S.A. Inc. Class A	12,317	405
Brunswick Corp.	9,328	397
* Discovery Communications Inc. Class A	15,562	389
Cinemark Holdings Inc.	11,711	388
* AMC Networks Inc. Class A	5,869	385
* ServiceMaster Global Holdings Inc.	10,101	383

2

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	Dick's Sporting Goods Inc.	8,596	365
*	AutoNation Inc.	7,075	364
*	Liberty Media Corp. Class A	10,183	363
	Six Flags Entertainment Corp.	7,023	357
*	Liberty Broadband Corp.	6,675	336
*	Hertz Global Holdings Inc.	39,285	334
	GameStop Corp. Class A	10,672	329
*	Tempur Sealy International Inc.	5,677	327
*	Madison Square Garden Co. Class A	2,043	317
*	Vista Outdoor Inc.	6,383	315
*	Live Nation Entertainment Inc.	14,259	314
*	JC Penney Co. Inc.	30,309	309
	Brinker International Inc.	5,758	287
*	Office Depot Inc.	55,775	283
	Visteon Corp.	3,986	279
	Outfront Media Inc.	13,495	276
	Tribune Media Co. Class A	7,315	263
	Thor Industries Inc.	4,655	258
*	Murphy USA Inc.	4,029	257
	Tupperware Brands Corp.	5,072	253
	AMERCO	736	252
*	Avis Budget Group Inc.	9,748	250
^	Coty Inc. Class A	8,494	242
*	Urban Outfitters Inc.	9,035	239
*	Kate Spade & Co.	11,909	236
	CST Brands Inc.	7,164	232
*	Cabela's Inc.	4,743	228
*	Pandora Media Inc.	21,622	221
	Lions Gate Entertainment Corp.	9,481	200
*	Starz	7,802	197
	Choice Hotels International Inc.	3,732	193
	Wendy's Co.	19,810	186
*	Fossil Group Inc.	3,898	183
	Dillard's Inc. Class A	2,167	181
	John Wiley & Sons Inc. Class A	4,135	180
	Graham Holdings Co. Class B	358	175
	DSW Inc. Class A	6,624	174
	Avon Products Inc.	45,085	172
*	Hyatt Hotels Corp. Class A	3,653	169
	Cable One Inc.	368	158
	Gannett Co. Inc.	10,056	153
^	Regal Entertainment Group Class A	7,228	142
	Penske Automotive Group Inc.	3,668	138
*	Michaels Cos. Inc.	5,697	133
	Aaron's Inc.	5,613	129
*	Liberty Broadband Corp. Class A	2,500	126
	International Game Technology plc	8,148	120
*,^	GoPro Inc. Class A	9,751	116
*	MSG Networks Inc.	5,259	86
	Extended Stay America Inc.	4,763	70
*,^	Fitbit Inc. Class A	3,900	48
	Viacom Inc. Class A	916	38
	Lennar Corp. Class B	864	29
*	Sears Holdings Corp.	1,106	19
	Clear Channel Outdoor Holdings Inc. Class A	3,507	13
			278,044
Consumer Staples (8.8%)
	Procter & Gamble Co.	263,705	21,173
	Coca-Cola Co.	381,198	16,441
	PepsiCo Inc.	143,670	14,054
	Philip Morris International Inc.	150,701	13,718
	Altria Group Inc.	190,850	11,751
	CVS Health Corp.	109,540	10,644
	Walgreens Boots Alliance Inc.	83,421	6,585

3

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Mondelez International Inc. Class A	158,250	6,414
Colgate-Palmolive Co.	87,897	5,770
Kimberly-Clark Corp.	35,424	4,616
Kraft Heinz Co.	57,636	4,439
Reynolds American Inc.	80,245	4,047
Kroger Co.	95,294	3,803
General Mills Inc.	57,774	3,400
Sysco Corp.	57,685	2,546
Constellation Brands Inc. Class A	16,054	2,271
Archer-Daniels-Midland Co.	60,477	2,114
* Monster Beverage Corp.	14,658	1,840
Tyson Foods Inc. Class A	28,399	1,839
Kellogg Co.	24,507	1,814
ConAgra Foods Inc.	41,730	1,755
Dr Pepper Snapple Group Inc.	18,495	1,693
Clorox Co.	12,657	1,600
JM Smucker Co.	11,658	1,487
Mead Johnson Nutrition Co.	18,100	1,335
Molson Coors Brewing Co. Class B	15,398	1,313
Hershey Co.	14,216	1,292
McCormick & Co. Inc.	12,551	1,170
Church & Dwight Co. Inc.	12,873	1,168
Keurig Green Mountain Inc.	12,557	1,154
Brown-Forman Corp. Class B	11,440	1,126
Hormel Foods Corp.	25,689	1,092
Coca-Cola Enterprises Inc.	22,464	1,090
Campbell Soup Co.	16,756	1,035
Whole Foods Market Inc.	31,811	996
* Rite Aid Corp.	94,910	755
Ingredion Inc.	7,037	712
Bunge Ltd.	13,610	677
* WhiteWave Foods Co. Class A	16,891	654
Pinnacle Foods Inc.	11,227	485
* Edgewell Personal Care Co.	6,169	472
* Sprouts Farmers Market Inc.	15,108	430
* Herbalife Ltd.	7,309	400
* Hain Celestial Group Inc.	10,180	376
Flowers Foods Inc.	17,464	299
Brown-Forman Corp. Class A	2,744	292
Energizer Holdings Inc.	6,469	252
Spectrum Brands Holdings Inc.	2,620	251
GNC Holdings Inc. Class A	7,967	227
Nu Skin Enterprises Inc. Class A	6,046	184
* Pilgrim's Pride Corp.	5,686	139
* Blue Buffalo Pet Products Inc.	3,590	66
		165,256
Energy (6.2%)
Exxon Mobil Corp.	406,467	32,578
Chevron Corp.	182,838	15,256
Schlumberger Ltd.	123,292	8,843
Occidental Petroleum Corp.	74,599	5,134
Phillips 66	52,606	4,176
ConocoPhillips	119,939	4,058
EOG Resources Inc.	53,492	3,463
Kinder Morgan Inc.	172,493	3,120
Valero Energy Corp.	46,666	2,804
Halliburton Co.	82,423	2,661
Spectra Energy Corp.	65,434	1,911
Pioneer Natural Resources Co.	15,700	1,892
Anadarko Petroleum Corp.	49,165	1,866
Baker Hughes Inc.	42,021	1,801
Marathon Petroleum Corp.	52,477	1,797
Apache Corp.	36,899	1,413
* Cameron International Corp.	18,645	1,222

4

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	Noble Energy Inc.	41,435	1,222
	Hess Corp.	26,922	1,174
	Williams Cos. Inc.	72,842	1,165
*	Concho Resources Inc.	12,378	1,117
	National Oilwell Varco Inc.	37,453	1,096
	Tesoro Corp.	12,177	982
	Devon Energy Corp.	46,705	919
*	Cheniere Energy Inc.	23,253	831
	EQT Corp.	14,505	809
	Cabot Oil & Gas Corp.	39,961	804
	Cimarex Energy Co.	9,022	758
	Columbia Pipeline Group Inc.	38,438	698
	HollyFrontier Corp.	17,515	592
*	FMC Technologies Inc.	22,137	543
	Marathon Oil Corp.	65,700	539
*	First Solar Inc.	7,443	535
	Helmerich & Payne Inc.	9,514	504
*	Diamondback Energy Inc.	6,974	497
	ONEOK Inc.	20,287	487
*	Weatherford International plc	74,151	475
*	Newfield Exploration Co.	15,857	432
	Targa Resources Corp.	15,689	422
	Range Resources Corp.	16,870	400
	World Fuel Services Corp.	6,654	311
	Murphy Oil Corp.	17,488	300
	PBF Energy Inc. Class A	8,932	270
	Oceaneering International Inc.	9,648	266
*	Gulfport Energy Corp.	10,212	245
	Nabors Industries Ltd.	32,702	234
	Energen Corp.	8,026	213
*	Continental Resources Inc.	9,085	211
*,^	Southwestern Energy Co.	36,098	209
	Ensco plc Class A	23,509	204
	Patterson-UTI Energy Inc.	13,045	203
	Noble Corp. plc	23,947	200
*	Dril-Quip Inc.	3,469	188
*	NOW Inc.	11,292	183
	QEP Resources Inc.	18,107	177
	CONSOL Energy Inc.	20,280	175
	Rowan Cos. plc Class A	12,553	167
	Superior Energy Services Inc.	15,882	163
	Golar LNG Ltd.	8,846	162
^	Chesapeake Energy Corp.	60,573	158
*	Antero Resources Corp.	6,487	148
*	SunPower Corp. Class A	5,923	140
	Diamond Offshore Drilling Inc.	5,985	120
*,^	SolarCity Corp.	5,947	110
*	Cobalt International Energy Inc.	38,427	102
*,^	Seadrill Ltd.	41,421	93
*	Memorial Resource Development Corp.	9,282	90
*	WPX Energy Inc.	21,655	89
*	Whiting Petroleum Corp.	21,750	87
	RPC Inc.	5,125	70
*	Kosmos Energy Ltd.	14,153	69
	SM Energy Co.	6,759	61
*	Rice Energy Inc.	6,577	60
*,^	SunEdison Inc.	30,213	60
*	Laredo Petroleum Inc.	11,196	57
	Denbury Resources Inc.	44,118	56
	TerraForm Power Inc. Class A	5,641	54
	Frank's International NV	2,576	36
	CVR Energy Inc.	1,138	27
	California Resources Corp.	34,804	20

5

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*,^	EP Energy Corp. Class A	3,015	5
			116,789
Financial Services (18.6%)
*	Berkshire Hathaway Inc. Class B	180,811	24,259
	Wells Fargo & Co.	452,781	21,244
	JPMorgan Chase & Co.	360,681	20,306
	Visa Inc. Class A	190,492	13,790
	Bank of America Corp.	1,021,280	12,786
	Citigroup Inc.	295,168	11,467
	MasterCard Inc. Class A	97,105	8,440
	Goldman Sachs Group Inc.	41,990	6,279
	US Bancorp	162,609	6,264
	American International Group Inc.	120,033	6,026
	Simon Property Group Inc.	30,360	5,760
*	Chubb Ltd.	45,023	5,202
	American Express Co.	84,162	4,678
*	PayPal Holdings Inc.	117,857	4,495
	PNC Financial Services Group Inc.	50,285	4,089
	Bank of New York Mellon Corp.	108,723	3,848
	BlackRock Inc.	12,180	3,800
	American Tower Corporation	40,949	3,775
	Morgan Stanley	148,420	3,666
	MetLife Inc.	90,859	3,594
	Public Storage	14,108	3,520
	Capital One Financial Corp.	53,205	3,497
	Travelers Cos. Inc.	28,678	3,083
	Marsh & McLennan Cos. Inc.	51,892	2,960
	Prudential Financial Inc.	44,156	2,918
	CME Group Inc.	31,126	2,846
	Charles Schwab Corp.	111,601	2,796
	Crown Castle International Corp.	32,290	2,793
	Intercontinental Exchange Inc.	11,323	2,700
	Equity Residential	35,255	2,626
	Aon plc	27,553	2,626
	Aflac Inc.	42,056	2,503
	BB&T Corp.	75,015	2,412
	Allstate Corp.	37,608	2,387
	McGraw Hill Financial Inc.	26,394	2,369
*	Fiserv Inc.	23,048	2,204
	AvalonBay Communities Inc.	12,759	2,190
*	Synchrony Financial	81,076	2,185
	State Street Corp.	39,875	2,184
	Welltower Inc.	33,888	2,161
	Weyerhaeuser Co.	78,103	2,029
	Equinix Inc.	6,611	2,008
	Discover Financial Services	43,138	2,002
	Prologis Inc.	50,640	1,948
	Progressive Corp.	57,023	1,820
	Ventas Inc.	32,366	1,802
	T. Rowe Price Group Inc.	25,429	1,757
	Hartford Financial Services Group Inc.	40,870	1,721
	Boston Properties Inc.	14,749	1,683
	SunTrust Banks Inc.	50,233	1,667
	Fidelity National Information Services Inc.	27,575	1,606
	M&T Bank Corp.	15,451	1,584
	Vornado Realty Trust	18,166	1,569
	Moody's Corp.	17,274	1,534
	General Growth Properties Inc.	55,517	1,528
	Ameriprise Financial Inc.	17,666	1,483
	Realty Income Corp.	24,524	1,436
	Northern Trust Corp.	22,850	1,357
	Franklin Resources Inc.	37,403	1,341
	HCP Inc.	45,264	1,339
	Essex Property Trust Inc.	6,396	1,339

6

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* Alliance Data Systems Corp.	6,044	1,270
Macerich Co.	15,394	1,217
Equifax Inc.	11,564	1,213
Fifth Third Bancorp	79,110	1,207
Thomson Reuters Corp.	31,972	1,170
* Markel Corp.	1,347	1,154
* FleetCor Technologies Inc.	9,011	1,151
Host Hotels & Resorts Inc.	73,290	1,122
Digital Realty Trust Inc.	14,072	1,113
Invesco Ltd.	41,496	1,110
Kimco Realty Corp.	40,402	1,081
Principal Financial Group Inc.	28,484	1,077
XL Group plc Class A	29,904	1,028
Loews Corp.	27,639	1,005
Cincinnati Financial Corp.	15,799	998
Extra Space Storage Inc.	12,109	995
Regions Financial Corp.	129,649	975
Federal Realty Investment Trust	6,576	974
Western Union Co.	50,742	927
Annaly Capital Management Inc.	90,219	914
FNF Group	27,557	909
Lincoln National Corp.	24,507	895
KeyCorp	82,661	872
SL Green Realty Corp.	9,767	861
UDR Inc.	24,719	849
First Republic Bank	13,639	839
* Ally Financial Inc.	47,388	833
* Arch Capital Group Ltd.	11,934	811
Everest Re Group Ltd.	4,321	804
Global Payments Inc.	13,169	803
TD Ameritrade Holding Corp.	26,369	754
* Affiliated Managers Group Inc.	5,413	751
* Alleghany Corp.	1,550	719
* Vantiv Inc. Class A	13,817	719
* CBRE Group Inc. Class A	28,179	716
New York Community Bancorp Inc.	46,568	705
Nasdaq Inc.	11,090	702
Huntington Bancshares Inc.	79,828	698
VEREIT Inc.	87,021	698
MSCI Inc. Class A	9,816	692
Duke Realty Corp.	33,365	690
Total System Services Inc.	15,748	686
Unum Group	23,848	680
Mid-America Apartment Communities Inc.	7,407	666
Jack Henry & Associates Inc.	8,011	659
Broadridge Financial Solutions Inc.	11,635	653
Regency Centers Corp.	9,179	648
* E*TRADE Financial Corp.	27,573	647
PartnerRe Ltd.	4,607	646
Arthur J Gallagher & Co.	16,152	644
* Signature Bank	4,908	636
Camden Property Trust	8,418	629
Torchmark Corp.	12,159	623
American Capital Agency Corp.	34,211	618
FactSet Research Systems Inc.	4,056	610
Voya Financial Inc.	20,501	602
Iron Mountain Inc.	20,447	601
Reinsurance Group of America Inc. Class A	6,515	587
Comerica Inc.	17,142	579
National Retail Properties Inc.	13,153	578
Equity LifeStyle Properties Inc.	8,232	578
Citizens Financial Group Inc.	29,934	576
WP Carey Inc.	10,109	573
Omega Healthcare Investors Inc.	17,717	568

7

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Apartment Investment & Management Co.	15,208	557
American Campus Communities Inc.	12,688	555
Alexandria Real Estate Equities Inc.	6,920	548
Raymond James Financial Inc.	12,386	543
Axis Capital Holdings Ltd.	9,853	529
RenaissanceRe Holdings Ltd.	4,554	516
SEI Investments Co.	13,437	513
CBOE Holdings Inc.	8,126	508
CIT Group Inc.	16,833	502
DDR Corp.	29,675	496
WR Berkley Corp.	9,466	487
StanCorp Financial Group Inc.	4,186	481
Assurant Inc.	6,700	476
Kilroy Realty Corp.	8,658	470
Spirit Realty Capital Inc.	43,715	467
Leucadia National Corp.	32,062	463
* Realogy Holdings Corp.	14,348	459
Jones Lang LaSalle Inc.	4,475	457
Old Republic International Corp.	25,298	450
* SVB Financial Group	5,048	449
People's United Financial Inc.	29,849	436
Weingarten Realty Investors	12,355	435
Taubman Centers Inc.	6,144	435
American Financial Group Inc.	6,446	432
White Mountains Insurance Group Ltd.	560	429
Lazard Ltd. Class A	12,147	427
Liberty Property Trust	14,776	427
Zions Bancorporation	19,685	420
East West Bancorp Inc.	13,995	419
Starwood Property Trust Inc.	23,384	410
* Forest City Realty Trust Inc. Class A	21,480	401
Brixmor Property Group Inc.	16,908	396
Douglas Emmett Inc.	14,578	391
Navient Corp.	36,066	391
Endurance Specialty Holdings Ltd.	6,224	388
Brown & Brown Inc.	11,621	375
* Howard Hughes Corp.	3,977	369
Senior Housing Properties Trust	23,268	363
PacWest Bancorp	11,121	358
Hospitality Properties Trust	14,728	358
Validus Holdings Ltd.	7,852	353
Synovus Financial Corp.	13,244	352
Dun & Bradstreet Corp.	3,641	349
* Equity Commonwealth	13,025	347
Assured Guaranty Ltd.	13,879	344
Retail Properties of America Inc.	23,406	344
Corrections Corp. of America	11,838	342
Hanover Insurance Group Inc.	4,094	340
Commerce Bancshares Inc.	7,979	339
Eaton Vance Corp.	11,559	334
BankUnited Inc.	10,354	333
First Niagara Financial Group Inc.	35,487	328
Healthcare Trust of America Inc. Class A	11,652	324
Apple Hospitality REIT Inc.	16,630	316
* CoreLogic Inc.	9,029	312
Tanger Factory Outlet Centers Inc.	9,682	311
Allied World Assurance Co. Holdings AG	8,852	287
Two Harbors Investment Corp.	36,715	285
Post Properties Inc.	5,097	284
Popular Inc.	10,623	282
Bank of Hawaii Corp.	4,418	281
Legg Mason Inc.	9,817	280
First Horizon National Corp.	23,069	277
Aspen Insurance Holdings Ltd.	6,185	276

8

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	American Homes 4 Rent Class A	19,671	275
	Paramount Group Inc.	17,792	269
	Associated Banc-Corp	15,446	266
	Piedmont Office Realty Trust Inc. Class A	14,252	262
	Cullen/Frost Bankers Inc.	5,403	259
*	WEX Inc.	3,946	258
	Rayonier Inc.	11,668	255
	Chimera Investment Corp.	18,959	247
	ProAssurance Corp.	4,978	245
	Gaming and Leisure Properties Inc.	9,108	239
	NorthStar Realty Finance Corp.	18,900	236
	Columbia Property Trust Inc.	11,460	232
	MFA Financial Inc.	33,740	230
*	SLM Corp.	38,689	226
	Federated Investors Inc. Class B	8,488	222
	NorthStar Asset Management Group Inc.	19,896	217
*	First Data Corp. Class A	17,319	216
	Communications Sales & Leasing Inc.	11,115	210
	Erie Indemnity Co. Class A	2,213	208
	Waddell & Reed Financial Inc. Class A	8,827	207
	Interactive Brokers Group Inc.	6,047	207
	Corporate Office Properties Trust	8,720	204
	Brandywine Realty Trust	16,463	203
	TCF Financial Corp.	17,696	201
	Care Capital Properties Inc.	7,500	199
	AmTrust Financial Services Inc.	8,073	197
	Empire State Realty Trust Inc.	11,641	183
*	Credit Acceptance Corp.	904	178
	CBL & Associates Properties Inc.	14,870	171
*,^	Zillow Group Inc.	7,792	168
	LPL Financial Holdings Inc.	7,835	158
	WP Glimcher Inc.	16,481	142
	Morningstar Inc.	1,774	141
^	BOK Financial Corp.	2,615	128
	Mercury General Corp.	2,428	128
*	OneMain Holdings Inc. Class A	5,474	124
	TFS Financial Corp.	6,729	114
*	Genworth Financial Inc. Class A	52,421	111
*	Santander Consumer USA Holdings Inc.	9,708	99
*	Zillow Group Inc. Class A	4,096	95
	Artisan Partners Asset Management Inc. Class A	3,009	85
*	TransUnion	3,002	79
	CNA Financial Corp.	2,308	67
	American National Insurance Co.	649	66
	Four Corners Property Trust Inc.	3,987	65
	NorthStar Realty Europe Corp.	5,700	56
*	LendingClub Corp.	5,884	51
*,^	Square Inc.	2,980	31
			347,625
Health Care (14.0%)
	Johnson & Johnson	269,555	28,360
	Pfizer Inc.	598,418	17,755
	Merck & Co. Inc.	274,775	13,796
	Gilead Sciences Inc.	143,021	12,479
*	Allergan plc	38,088	11,050
	UnitedHealth Group Inc.	92,693	11,040
	Medtronic plc	138,344	10,706
	Amgen Inc.	73,829	10,504
	Bristol-Myers Squibb Co.	161,726	10,016
	AbbVie Inc.	160,610	8,771
*	Celgene Corp.	76,966	7,760
	Eli Lilly & Co.	95,143	6,850
*	Biogen Inc.	21,634	5,612
	Abbott Laboratories	144,496	5,598

9

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Thermo Fisher Scientific Inc.	38,711	5,001
* Express Scripts Holding Co.	65,831	4,633
Aetna Inc.	33,994	3,693
McKesson Corp.	22,530	3,506
Cigna Corp.	24,886	3,474
Anthem Inc.	25,615	3,348
Stryker Corp.	32,754	3,271
Becton Dickinson and Co.	20,241	2,984
* Alexion Pharmaceuticals Inc.	20,891	2,941
* Regeneron Pharmaceuticals Inc.	7,613	2,924
Cardinal Health Inc.	32,079	2,621
Humana Inc.	14,570	2,578
* Boston Scientific Corp.	130,255	2,212
* HCA Holdings Inc.	30,914	2,140
* Illumina Inc.	13,989	2,102
Baxter International Inc.	52,641	2,080
Baxalta Inc.	52,841	2,035
* Vertex Pharmaceuticals Inc.	23,692	2,025
* Intuitive Surgical Inc.	3,578	2,015
Zoetis Inc.	48,771	2,003
* Mylan NV	40,532	1,827
Perrigo Co. plc	14,353	1,812
* Edwards Lifesciences Corp.	20,722	1,803
AmerisourceBergen Corp. Class A	20,035	1,735
Zimmer Biomet Holdings Inc.	16,686	1,615
* Cerner Corp.	29,115	1,487
St. Jude Medical Inc.	27,426	1,472
CR Bard Inc.	7,252	1,395
* Henry Schein Inc.	8,109	1,342
* BioMarin Pharmaceutical Inc.	15,731	1,288
Agilent Technologies Inc.	32,336	1,208
* DaVita HealthCare Partners Inc.	17,134	1,130
* Incyte Corp.	14,954	1,099
* Laboratory Corp. of America Holdings	9,866	1,084
Universal Health Services Inc. Class B	8,755	966
Quest Diagnostics Inc.	14,077	937
* Endo International plc	22,216	929
DENTSPLY International Inc.	13,784	840
* Hologic Inc.	24,207	838
ResMed Inc.	13,612	775
* Varian Medical Systems Inc.	9,855	771
* Mallinckrodt plc	11,333	737
* Jazz Pharmaceuticals plc	5,929	721
Cooper Cos. Inc.	4,763	681
* IDEXX Laboratories Inc.	9,131	668
* Centene Corp.	11,557	658
* MEDNAX Inc.	9,171	615
* Sirona Dental Systems Inc.	5,389	596
Teleflex Inc.	4,088	584
* Medivation Inc.	15,606	558
* United Therapeutics Corp.	4,524	552
* Align Technology Inc.	7,936	524
PerkinElmer Inc.	10,833	512
* DexCom Inc.	7,704	501
* athenahealth Inc.	3,814	492
* Quintiles Transnational Holdings Inc.	7,681	482
* Health Net Inc.	7,653	476
* Alkermes plc	14,746	476
* QIAGEN NV	22,298	471
* Alere Inc.	7,966	425
* VCA Inc.	8,045	411
* Alnylam Pharmaceuticals Inc.	6,954	407
* Envision Healthcare Holdings Inc.	18,144	399
* Ionis Pharmaceuticals Inc.	11,544	399

10

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	Patterson Cos. Inc.	8,474	368
*	Charles River Laboratories International Inc.	4,746	348
*	Acadia Healthcare Co. Inc.	5,939	329
*	Seattle Genetics Inc.	10,540	318
	Bio-Techne Corp.	3,479	299
*	Bruker Corp.	11,235	292
*,^	OPKO Health Inc.	30,933	288
*	LifePoint Health Inc.	4,509	281
*	Brookdale Senior Living Inc.	18,593	267
*	Bio-Rad Laboratories Inc. Class A	1,879	253
*	Tenet Healthcare Corp.	10,188	253
	Hill-Rom Holdings Inc.	5,112	237
*	Akorn Inc.	7,929	211
*	Allscripts Healthcare Solutions Inc.	16,427	206
*	Intercept Pharmaceuticals Inc.	1,648	184
*	Veeva Systems Inc. Class A	7,460	181
*	Community Health Systems Inc.	11,854	179
*	Intrexon Corp.	5,140	159
*	Bluebird Bio Inc.	3,352	155
*	Puma Biotechnology Inc.	2,650	119
*	Premier Inc. Class A	3,456	112
*	Agios Pharmaceuticals Inc.	2,819	108
*	VWR Corp.	2,682	65
*	Juno Therapeutics Inc.	1,607	56
			261,849
Materials & Processing (3.5%)
	EI du Pont de Nemours & Co.	88,120	5,364
	Dow Chemical Co.	108,755	5,287
	Monsanto Co.	42,611	3,835
	Praxair Inc.	28,132	2,863
	LyondellBasell Industries NV Class A	35,439	2,842
	Air Products & Chemicals Inc.	20,972	2,778
	Ecolab Inc.	25,615	2,627
	PPG Industries Inc.	26,347	2,543
	Sherwin-Williams Co.	7,885	2,133
	International Paper Co.	41,067	1,466
	Ingersoll-Rand plc	25,595	1,422
	Newmont Mining Corp.	50,696	1,309
	Fastenal Co.	28,641	1,297
	Vulcan Materials Co.	13,059	1,287
	Nucor Corp.	30,976	1,219
	Alcoa Inc.	126,935	1,133
	Masco Corp.	34,298	967
	Martin Marietta Materials Inc.	6,722	959
	Airgas Inc.	6,621	937
	Eastman Chemical Co.	14,599	936
	Mosaic Co.	34,212	912
	Celanese Corp. Class A	14,971	903
	Acuity Brands Inc.	4,275	895
	Ball Corp.	13,149	871
	Sealed Air Corp.	18,951	867
	WestRock Co.	25,505	861
	Freeport-McMoRan Inc.	110,021	839
	CF Industries Holdings Inc.	23,023	839
	International Flavors & Fragrances Inc.	7,735	799
*	Crown Holdings Inc.	13,510	633
	Albemarle Corp.	10,964	616
	Valspar Corp.	7,875	616
	Ashland Inc.	6,320	602
	Lennox International Inc.	4,040	522
	RPM International Inc.	12,768	522
	Owens Corning	11,625	499
	FMC Corp.	13,126	494
*	WR Grace & Co.	7,079	487

11

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Packaging Corp. of America	9,380	455
Reliance Steel & Aluminum Co.	7,466	455
Bemis Co. Inc.	9,074	445
Steel Dynamics Inc.	24,057	438
Sonoco Products Co.	9,931	434
AptarGroup Inc.	5,833	430
Graphic Packaging Holding Co.	32,699	403
Hexcel Corp.	9,507	393
Watsco Inc.	2,632	336
Royal Gold Inc.	6,736	312
Eagle Materials Inc.	5,143	311
Scotts Miracle-Gro Co. Class A	4,490	310
Cabot Corp.	6,486	289
NewMarket Corp.	785	287
^ Southern Copper Corp.	11,401	273
* Axalta Coating Systems Ltd.	10,316	268
Valmont Industries Inc.	2,203	249
* Owens-Illinois Inc.	16,605	248
Huntsman Corp.	21,609	235
Compass Minerals International Inc.	3,423	232
Domtar Corp.	6,515	229
Timken Co.	7,095	212
* USG Corp.	9,607	205
Silgan Holdings Inc.	3,905	200
* Armstrong World Industries Inc.	4,114	167
Allegheny Technologies Inc.	12,179	163
Tahoe Resources Inc.	17,401	161
Westlake Chemical Corp.	3,563	154
* GCP Applied Technologies Inc.	7,079	125
^ United States Steel Corp.	13,449	123
* Platform Specialty Products Corp.	12,258	87
Chemours Co.	16,394	84
		64,694
Other (0.0%)[2]
Restaurant Brands International LP	78	3

Producer Durables (10.9%)
General Electric Co.	914,005	26,634
3M Co.	61,552	9,656
Boeing Co.	67,092	7,929
United Technologies Corp.	81,350	7,860
Honeywell International Inc.	75,892	7,692
Union Pacific Corp.	85,036	6,706
United Parcel Service Inc. Class B	68,228	6,587
Accenture plc Class A	61,169	6,133
Lockheed Martin Corp.	26,326	5,681
Danaher Corp.	57,737	5,154
Caterpillar Inc.	58,670	3,972
Automatic Data Processing Inc.	45,665	3,867
Delta Air Lines Inc.	79,387	3,830
FedEx Corp.	27,726	3,795
Raytheon Co.	29,546	3,659
General Dynamics Corp.	26,756	3,646
Northrop Grumman Corp.	17,816	3,425
Emerson Electric Co.	64,593	3,154
Illinois Tool Works Inc.	29,146	2,747
Southwest Airlines Co.	64,670	2,713
Eaton Corp. plc	45,265	2,567
American Airlines Group Inc.	61,210	2,510
Waste Management Inc.	44,644	2,493
Deere & Co.	30,538	2,449
CSX Corp.	95,609	2,308
Norfolk Southern Corp.	29,665	2,171
* United Continental Holdings Inc.	34,939	2,001

12

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
PACCAR Inc.	34,535	1,779
Cummins Inc.	17,430	1,701
Paychex Inc.	31,726	1,630
Roper Technologies Inc.	9,693	1,628
Tyco International plc	40,575	1,427
Stanley Black & Decker Inc.	14,774	1,389
Parker-Hannifin Corp.	13,594	1,376
Rockwell Automation Inc.	13,019	1,355
WW Grainger Inc.	6,038	1,310
* Verisk Analytics Inc. Class A	16,511	1,203
Rockwell Collins Inc.	12,981	1,137
* TransDigm Group Inc.	5,179	1,106
AMETEK Inc.	23,412	1,087
Republic Services Inc. Class A	23,724	1,084
CH Robinson Worldwide Inc.	13,930	973
Dover Corp.	15,745	957
L-3 Communications Holdings Inc.	8,124	953
* Waters Corp.	7,888	949
Alaska Air Group Inc.	12,755	943
Xerox Corp.	97,082	933
Textron Inc.	27,169	928
* Stericycle Inc.	8,138	927
Kansas City Southern	10,633	869
* Mettler-Toledo International Inc.	2,751	866
Expeditors International of Washington Inc.	18,432	844
Pentair plc	17,203	821
Snap-on Inc.	5,633	815
Waste Connections Inc.	11,909	734
Cintas Corp.	8,706	731
* IHS Inc. Class A	6,607	687
ADT Corp.	16,653	672
JB Hunt Transport Services Inc.	8,781	670
* JetBlue Airways Corp.	29,986	660
Wabtec Corp.	9,340	659
Xylem Inc.	17,593	658
Fluor Corp.	14,198	654
Huntington Ingalls Industries Inc.	4,807	630
* Spirit AeroSystems Holdings Inc. Class A	13,655	628
* Trimble Navigation Ltd.	25,273	588
Allegion plc	9,230	581
Avery Dennison Corp.	8,856	577
IDEX Corp.	7,646	575
Carlisle Cos. Inc.	6,350	573
Hubbell Inc. Class B	5,727	569
ManpowerGroup Inc.	7,262	562
* CoStar Group Inc.	3,146	557
Flowserve Corp.	13,024	547
* Middleby Corp.	5,599	518
AO Smith Corp.	7,262	511
Robert Half International Inc.	12,973	511
Orbital ATK Inc.	5,885	493
* United Rentals Inc.	9,324	481
* Jacobs Engineering Group Inc.	12,242	473
* HD Supply Holdings Inc.	16,720	465
B/E Aerospace Inc.	10,636	464
* Old Dominion Freight Line Inc.	6,791	438
Toro Co.	5,498	438
FLIR Systems Inc.	14,028	434
Graco Inc.	5,535	433
* Keysight Technologies Inc.	16,521	431
* Copart Inc.	11,200	423
* Genpact Ltd.	15,967	422
Allison Transmission Holdings Inc.	17,800	421
Macquarie Infrastructure Corp.	6,901	421

13

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* AECOM	14,998	412
Lincoln Electric Holdings Inc.	7,483	408
Nordson Corp.	5,523	396
Donaldson Co. Inc.	13,710	387
Pitney Bowes Inc.	19,787	359
AGCO Corp.	7,077	350
* Spirit Airlines Inc.	7,325	350
BWX Technologies Inc.	10,759	343
Chicago Bridge & Iron Co. NV	9,692	325
National Instruments Corp.	11,195	323
* Kirby Corp.	5,673	321
* Zebra Technologies Corp.	5,132	317
* Genesee & Wyoming Inc. Class A	5,538	314
RR Donnelley & Sons Co.	20,675	314
Air Lease Corp. Class A	10,431	313
ITT Corp.	8,869	313
MSC Industrial Direct Co. Inc. Class A	4,485	312
* Quanta Services Inc.	14,811	300
Booz Allen Hamilton Holding Corp. Class A	10,156	280
Ryder System Inc.	4,930	280
Oshkosh Corp.	7,777	268
Landstar System Inc.	4,494	266
Rollins Inc.	9,658	266
* Colfax Corp.	10,408	263
Regal Beloit Corp.	4,509	246
Trinity Industries Inc.	15,233	241
* Clean Harbors Inc.	5,348	228
Manitowoc Co. Inc.	14,025	222
Terex Corp.	9,929	222
Crane Co.	4,375	215
Copa Holdings SA Class A	3,454	211
KBR Inc.	14,765	204
Lexmark International Inc. Class A	6,322	196
GATX Corp.	4,135	178
* WESCO International Inc.	3,886	171
Kennametal Inc.	7,372	148
Triumph Group Inc.	4,646	142
Covanta Holding Corp.	10,029	140
Joy Global Inc.	10,358	134
* TopBuild Corp.	3,546	96
* Babcock & Wilcox Enterprises Inc.	4,879	95
* SPX FLOW Inc.	3,834	72
SPX Corp.	3,834	45
Teekay Corp.	4,100	33
		203,637
Technology (16.7%)
Apple Inc.	560,432	54,188
Microsoft Corp.	787,030	40,044
* Facebook Inc. Class A	210,331	22,489
* Alphabet Inc. Class A	28,016	20,094
* Alphabet Inc. Class C	28,593	19,951
Intel Corp.	461,349	13,651
Cisco Systems Inc.	494,640	12,950
International Business Machines Corp.	88,161	11,552
Oracle Corp.	307,433	11,307
QUALCOMM Inc.	145,874	7,409
Texas Instruments Inc.	101,189	5,365
EMC Corp.	189,106	4,941
* Broadcom Ltd.	36,578	4,900
* salesforce.com inc	63,818	4,324
* Adobe Systems Inc.	48,611	4,139
* Cognizant Technology Solutions Corp. Class A	59,002	3,362
* Yahoo! Inc.	90,943	2,891
Intuit Inc.	26,640	2,574

14

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Hewlett Packard Enterprise Co.	175,973	2,335
Applied Materials Inc.	111,847	2,111
Corning Inc.	108,165	1,979
* Electronic Arts Inc.	30,433	1,955
HP Inc.	167,873	1,795
NVIDIA Corp.	51,886	1,627
Analog Devices Inc.	30,566	1,620
Amphenol Corp. Class A	30,093	1,597
Activision Blizzard Inc.	49,085	1,555
SanDisk Corp.	20,096	1,452
Motorola Solutions Inc.	17,279	1,270
Symantec Corp.	65,685	1,268
* LinkedIn Corp. Class A	10,531	1,234
Skyworks Solutions Inc.	18,415	1,224
Xilinx Inc.	25,245	1,192
* SBA Communications Corp. Class A	12,543	1,190
* Red Hat Inc.	17,763	1,161
* Autodesk Inc.	21,937	1,135
Lam Research Corp.	15,419	1,130
* Micron Technology Inc.	105,626	1,123
* Citrix Systems Inc.	15,552	1,099
KLA-Tencor Corp.	15,266	1,034
* Palo Alto Networks Inc.	7,091	1,027
Linear Technology Corp.	23,473	1,024
* Twitter Inc.	54,470	987
Juniper Networks Inc.	38,521	951
* Akamai Technologies Inc.	17,529	946
Western Digital Corp.	21,571	939
Maxim Integrated Products Inc.	27,730	939
Harris Corp.	11,799	921
Microchip Technology Inc.	20,004	890
CA Inc.	28,816	844
Amdocs Ltd.	14,866	844
* ServiceNow Inc.	14,992	824
* VeriSign Inc.	9,480	801
* ANSYS Inc.	8,549	710
NetApp Inc.	28,271	702
CDK Global Inc.	15,486	695
* Synopsys Inc.	15,326	686
* Gartner Inc.	8,040	662
* F5 Networks Inc.	6,851	659
* Qorvo Inc.	14,076	635
* Workday Inc. Class A	10,199	617
* Cadence Design Systems Inc.	28,363	611
Ingram Micro Inc.	15,265	546
Avnet Inc.	13,232	544
* Arrow Electronics Inc.	9,399	537
* Splunk Inc.	12,046	525
CDW Corp.	12,695	502
* Ultimate Software Group Inc.	2,848	489
* Nuance Communications Inc.	25,062	489
SS&C Technologies Holdings Inc.	8,038	469
Marvell Technology Group Ltd.	45,320	433
* ARRIS International plc	17,633	421
Brocade Communications Systems Inc.	41,710	414
Jabil Circuit Inc.	19,526	407
* VMware Inc. Class A	7,960	402
* Fortinet Inc.	14,030	398
Teradyne Inc.	20,844	398
Computer Sciences Corp.	13,285	383
Solera Holdings Inc.	6,653	371
* PTC Inc.	11,603	359
* ON Semiconductor Corp.	42,597	357
* IMS Health Holdings Inc.	13,565	350

15

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
DST Systems Inc.	3,321	347
CSRA Inc.	13,285	345
Atmel Corp.	41,466	335
IAC/InterActiveCorp	7,285	324
* Teradata Corp.	12,645	315
Cognex Corp.	8,512	315
* Cree Inc.	9,922	315
Sabre Corp.	11,294	307
* NCR Corp.	12,787	299
Leidos Holdings Inc.	6,730	291
* VeriFone Systems Inc.	11,622	278
* CommScope Holding Co. Inc.	10,673	269
Cypress Semiconductor Corp.	32,850	262
* IPG Photonics Corp.	3,166	261
* FireEye Inc.	14,149	240
* Arista Networks Inc.	3,445	236
* Rackspace Hosting Inc.	10,629	229
* Tableau Software Inc. Class A	4,948	226
* NetSuite Inc.	3,623	219
* Groupon Inc. Class A	44,754	214
* EchoStar Corp. Class A	4,687	209
Dolby Laboratories Inc. Class A	5,153	204
* Zynga Inc. Class A	80,291	169
* Yelp Inc. Class A	6,990	141
* Viavi Solutions Inc.	21,613	141
* 3D Systems Corp.	12,612	135
* Lumentum Holdings Inc.	4,303	103
* GoDaddy Inc. Class A	2,129	67
* Black Knight Financial Services Inc. Class A	1,840	54
* Inovalon Holdings Inc. Class A	2,233	38
* Match Group Inc.	3,406	37
		311,850
Utilities (5.9%)
AT&T Inc.	591,644	21,861
Verizon Communications Inc.	396,341	20,106
Duke Energy Corp.	67,025	4,979
NextEra Energy Inc.	43,102	4,863
Southern Co.	88,129	4,246
Dominion Resources Inc.	57,749	4,038
American Electric Power Co. Inc.	47,404	2,927
Exelon Corp.	89,391	2,815
PG&E Corp.	46,566	2,642
Sempra Energy	24,115	2,327
PPL Corp.	64,464	2,256
Edison International	31,696	2,160
Public Service Enterprise Group Inc.	49,008	2,091
Consolidated Edison Inc.	28,533	1,998
Xcel Energy Inc.	49,338	1,951
WEC Energy Group Inc.	30,447	1,716
Eversource Energy	31,113	1,690
CenturyLink Inc.	54,399	1,664
DTE Energy Co.	17,347	1,459
FirstEnergy Corp.	40,786	1,365
* Level 3 Communications Inc.	27,932	1,356
Entergy Corp.	17,536	1,266
American Water Works Co. Inc.	17,256	1,119
Ameren Corp.	23,714	1,113
CMS Energy Corp.	26,496	1,048
* T-Mobile US Inc.	26,856	996
SCANA Corp.	14,077	915
CenterPoint Energy Inc.	41,376	771
AGL Resources Inc.	11,557	747
Alliant Energy Corp.	10,894	740

16

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 29, 2016

					Market
					Value
				Shares	($000)
	Pinnacle West Capital Corp.			10,703	737
	Atmos Energy Corp.			9,855	684
	NiSource Inc.			30,799	662
	AES Corp.			65,960	646
	Pepco Holdings Inc.			24,546	643
	TECO Energy Inc.			22,903	629
	UGI Corp.			16,811	621
	Frontier Communications Corp.			113,634	615
	ITC Holdings Corp.			15,097	613
	Westar Energy Inc. Class A			13,949	606
	Aqua America Inc.			17,181	525
	OGE Energy Corp.			19,544	486
*	Calpine Corp.			36,350	457
	Great Plains Energy Inc.			15,449	453
	Questar Corp.			17,403	431
	National Fuel Gas Co.			7,909	361
	MDU Resources Group Inc.			19,673	358
	Vectren Corp.			7,619	347
*	Zayo Group Holdings Inc.			14,209	337
	NRG Energy Inc.			30,637	330
	Hawaiian Electric Industries Inc.			10,752	316
	Telephone & Data Systems Inc.			9,702	259
*	Sprint Corp.			72,540	250
*	Avangrid Inc.			5,499	213
*	United States Cellular Corp.			1,219	51
					110,855
Total Common Stocks (Cost $1,775,671)					1,860,602

		Coupon
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
3,4	Vanguard Market Liquidity Fund	0.475%		5,766,919	5,767

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.0%)
5,6	Federal Home Loan Bank Discount Notes	0.371%	5/4/16	100	100
7	Freddie Mac Discount Notes	0.220%	4/15/16	300	300
6	United States Treasury Bill	0.391%	8/4/16	300	299
					699
Total Temporary Cash Investments (Cost $6,466)					6,466
Total Investments (99.8%) (Cost $1,782,137)					1,867,068
Other Assets and Liabilities—Net (0.2%)[4]					2,915
Net Assets (100%)					1,869,983

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,643,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and -0.2%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $2,765,000 of collateral received for securities on loan.

17

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 29, 2016

5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $399,000 have been segregated as initial margin for open futures contracts.
7 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
REIT—Real Estate Investment Trust.

18

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (6.4%)
Wal-Mart Stores Inc.	294,814	19,558
Ford Motor Co.	729,650	9,128
General Motors Co.	299,378	8,814
Target Corp.	109,101	8,559
Time Warner Inc.	74,863	4,956
Carnival Corp.	79,329	3,805
Johnson Controls Inc.	95,634	3,487
Comcast Corp. Class A	45,169	2,608
Royal Caribbean Cruises Ltd.	32,111	2,388
Whirlpool Corp.	13,664	2,122
Mattel Inc.	63,039	2,050
Best Buy Co. Inc.	56,794	1,840
Twenty-First Century Fox Inc. Class A	67,445	1,822
Coach Inc.	44,469	1,732
Kohl's Corp.	35,671	1,665
Goodyear Tire & Rubber Co.	50,834	1,531
* MGM Resorts International	77,863	1,474
* Liberty Media Corp.	37,809	1,320
* Liberty Interactive Corp. QVC Group Class A	51,030	1,295
Darden Restaurants Inc.	19,020	1,215
PVH Corp.	15,275	1,209
PulteGroup Inc.	68,765	1,182
Staples Inc.	119,513	1,129
Nielsen Holdings plc	21,116	1,063
TEGNA Inc.	42,257	1,041
Cablevision Systems Corp. Class A	32,000	1,041
News Corp. Class A	95,371	1,032
Fortune Brands Home & Security Inc.	19,615	985
Ralph Lauren Corp. Class A	10,422	946
DR Horton Inc.	35,347	944
Newell Rubbermaid Inc.	24,566	934
Garmin Ltd.	22,479	911
Lennar Corp. Class A	19,391	813
Twenty-First Century Fox Inc.	28,623	777
Harley-Davidson Inc.	16,612	717
* Liberty Media Corp. Class A	19,959	711
Macy's Inc.	16,070	694
* Mohawk Industries Inc.	3,417	614
* DISH Network Corp. Class A	13,010	613
KAR Auction Services Inc.	17,242	611
* Liberty Broadband Corp.	12,115	610
^ GameStop Corp. Class A	19,492	601
* Toll Brothers Inc.	21,715	596
* JC Penney Co. Inc.	57,913	591
Tribune Media Co. Class A	14,997	538
* Vista Outdoor Inc.	10,582	522
Outfront Media Inc.	25,496	521
* Murphy USA Inc.	7,251	462
Gentex Corp.	28,535	415
* Office Depot Inc.	81,430	414
* Cabela's Inc.	8,243	396
John Wiley & Sons Inc. Class A	9,006	392
Lear Corp.	3,555	360
Wendy's Co.	36,587	343
DSW Inc. Class A	12,715	333
Tiffany & Co.	5,015	326
Gannett Co. Inc.	20,634	315
Hasbro Inc.	4,148	315
Graham Holdings Co. Class B	629	307
Avon Products Inc.	80,035	305
Dillard's Inc. Class A	3,528	295

19

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Hyatt Hotels Corp. Class A	6,210	287
	Cable One Inc.	649	278
	Expedia Inc.	2,463	256
	AMERCO	673	231
*	Liberty Broadband Corp. Class A	4,569	230
	Aaron's Inc.	9,892	227
	Foot Locker Inc.	3,542	221
	Dick's Sporting Goods Inc.	5,199	221
	Penske Automotive Group Inc.	5,401	204
	Brunswick Corp.	4,648	198
	Genuine Parts Co.	2,078	187
	Wynn Resorts Ltd.	1,552	128
*	Discovery Communications Inc.	4,097	101
	H&R Block Inc.	2,880	95
	CST Brands Inc.	2,700	88
*	Norwegian Cruise Line Holdings Ltd.	1,768	87
	Aramark	2,752	86
	International Game Technology plc	5,116	76
*	Fossil Group Inc.	1,282	60
*	Discovery Communications Inc. Class A	2,327	58
*,^	Sears Holdings Corp.	2,028	35
	Lennar Corp. Class B	979	33
*	Fitbit Inc. Class A	2,377	29
	Tupperware Brands Corp.	450	22
	Clear Channel Outdoor Holdings Inc. Class A	3,687	13
			111,744
Consumer Staples (6.4%)
	Procter & Gamble Co.	506,298	40,651
	Philip Morris International Inc.	145,249	13,222
	Mondelez International Inc. Class A	303,740	12,311
	Walgreens Boots Alliance Inc.	136,364	10,765
	Archer-Daniels-Midland Co.	115,926	4,053
	Tyson Foods Inc. Class A	52,405	3,393
	Sysco Corp.	76,505	3,376
	ConAgra Foods Inc.	69,244	2,912
	JM Smucker Co.	22,288	2,843
	Molson Coors Brewing Co. Class B	29,567	2,521
	Kimberly-Clark Corp.	14,142	1,843
	CVS Health Corp.	15,560	1,512
	Colgate-Palmolive Co.	20,967	1,376
	Altria Group Inc.	21,941	1,351
	Bunge Ltd.	27,109	1,348
	Ingredion Inc.	11,574	1,171
	Pinnacle Foods Inc.	22,109	955
*	Edgewell Personal Care Co.	11,841	905
	Campbell Soup Co.	13,121	810
	Clorox Co.	4,988	631
*	Rite Aid Corp.	73,989	588
	Energizer Holdings Inc.	11,441	445
	Kellogg Co.	4,879	361
	Nu Skin Enterprises Inc. Class A	8,593	262
*	Pilgrim's Pride Corp.	10,252	251
	Whole Foods Market Inc.	5,424	170
	Brown-Forman Corp. Class B	1,467	144
*	Herbalife Ltd.	1,783	98
	Flowers Foods Inc.	3,150	54
*	Blue Buffalo Pet Products Inc.	2,387	44
	Brown-Forman Corp. Class A	315	34
			110,400
Energy (12.4%)
	Exxon Mobil Corp.	780,817	62,583
	Chevron Corp.	351,043	29,291
	Schlumberger Ltd.	208,378	14,945
	Occidental Petroleum Corp.	143,583	9,881

20

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	Phillips 66	101,068	8,024
	ConocoPhillips	229,860	7,776
	EOG Resources Inc.	93,536	6,056
	Kinder Morgan Inc.	333,582	6,035
	Valero Energy Corp.	89,884	5,400
	Halliburton Co.	159,130	5,137
	Spectra Energy Corp.	125,478	3,664
	Pioneer Natural Resources Co.	30,095	3,627
	Anadarko Petroleum Corp.	94,847	3,599
	Baker Hughes Inc.	81,395	3,489
	Marathon Petroleum Corp.	93,926	3,217
	Apache Corp.	69,987	2,679
	Noble Energy Inc.	79,716	2,352
*	Cameron International Corp.	35,686	2,340
	Hess Corp.	51,645	2,252
*	Concho Resources Inc.	24,128	2,177
	National Oilwell Varco Inc.	72,119	2,111
	Tesoro Corp.	22,203	1,791
	Devon Energy Corp.	89,722	1,766
*	Cheniere Energy Inc.	44,690	1,598
	EQT Corp.	28,597	1,594
	Cimarex Energy Co.	17,756	1,492
	Columbia Pipeline Group Inc.	75,292	1,367
	Marathon Oil Corp.	127,897	1,050
*	First Solar Inc.	14,206	1,021
	HollyFrontier Corp.	28,632	968
*	Diamondback Energy Inc.	13,211	941
	Helmerich & Payne Inc.	17,745	940
*	Weatherford International plc	145,685	932
*	Newfield Exploration Co.	29,924	815
^	Range Resources Corp.	29,126	691
	Murphy Oil Corp.	32,856	564
	PBF Energy Inc. Class A	17,794	537
	World Fuel Services Corp.	10,844	508
	ONEOK Inc.	20,916	502
*	Gulfport Energy Corp.	19,879	477
	Energen Corp.	17,774	471
	Nabors Industries Ltd.	60,998	437
	Oceaneering International Inc.	15,033	415
	Targa Resources Corp.	15,362	413
*,^	Southwestern Energy Co.	71,374	413
	Patterson-UTI Energy Inc.	26,470	411
*	Dril-Quip Inc.	7,566	410
*	FMC Technologies Inc.	15,688	385
	CONSOL Energy Inc.	44,099	381
	Ensco plc Class A	42,515	369
^	Noble Corp. plc	43,994	367
	QEP Resources Inc.	34,114	333
	Golar LNG Ltd.	17,578	322
*	NOW Inc.	19,501	316
	Rowan Cos. plc Class A	22,394	298
*,^	Antero Resources Corp.	12,978	297
^	Chesapeake Energy Corp.	107,185	280
	Superior Energy Services Inc.	26,859	276
*	Continental Resources Inc.	10,456	242
	Diamond Offshore Drilling Inc.	11,991	240
*	SunPower Corp. Class A	9,199	217
*	WPX Energy Inc.	42,327	174
*	Cobalt International Energy Inc.	64,786	172
*	Whiting Petroleum Corp.	38,240	153
*,^	Seadrill Ltd.	65,724	147
*	Kosmos Energy Ltd.	26,182	128
*	Laredo Petroleum Inc.	22,289	114
^	RPC Inc.	8,353	113

21

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Rice Energy Inc.	12,179	112
	SM Energy Co.	12,108	109
	Frank's International NV	6,548	91
	TerraForm Power Inc. Class A	9,265	89
	Denbury Resources Inc.	59,269	76
	California Resources Corp.	65,535	37
	CVR Energy Inc.	1,498	35
*,^	EP Energy Corp. Class A	5,482	9
*	SunEdison Inc.	3,557	7
			215,048
Financial Services (28.5%)
*	Berkshire Hathaway Inc. Class B	324,782	43,576
	Wells Fargo & Co.	869,357	40,790
	JPMorgan Chase & Co.	692,503	38,988
	Bank of America Corp.	1,960,739	24,548
	Citigroup Inc.	565,871	21,984
	Goldman Sachs Group Inc.	80,790	12,081
	US Bancorp	312,751	12,047
	American International Group Inc.	230,956	11,594
*	Chubb Ltd.	86,635	10,009
	PNC Financial Services Group Inc.	96,558	7,851
	American Express Co.	129,785	7,213
	Morgan Stanley	286,245	7,070
	MetLife Inc.	174,989	6,923
	Capital One Financial Corp.	101,754	6,688
	Bank of New York Mellon Corp.	186,324	6,594
	Travelers Cos. Inc.	55,080	5,922
	Prudential Financial Inc.	84,650	5,595
	CME Group Inc.	59,975	5,484
	Equity Residential	67,723	5,045
	BlackRock Inc.	16,005	4,993
	Aflac Inc.	80,838	4,811
	BB&T Corp.	145,187	4,669
	Allstate Corp.	72,143	4,578
	AvalonBay Communities Inc.	24,686	4,237
	State Street Corp.	76,678	4,200
*	Synchrony Financial	155,253	4,184
	Discover Financial Services	82,602	3,834
	Prologis Inc.	97,799	3,761
	Progressive Corp.	109,594	3,498
	Ventas Inc.	61,966	3,450
	Intercontinental Exchange Inc.	14,115	3,366
	Hartford Financial Services Group Inc.	78,615	3,311
	SunTrust Banks Inc.	96,553	3,204
	Weyerhaeuser Co.	119,345	3,101
	M&T Bank Corp.	29,660	3,042
	Vornado Realty Trust	34,975	3,020
	General Growth Properties Inc.	108,148	2,976
	Realty Income Corp.	46,439	2,719
	Franklin Resources Inc.	72,151	2,587
	Northern Trust Corp.	43,408	2,578
	HCP Inc.	86,693	2,564
	Essex Property Trust Inc.	12,140	2,541
	Macerich Co.	29,506	2,333
	Fifth Third Bancorp	150,568	2,298
	Marsh & McLennan Cos. Inc.	40,130	2,289
	Welltower Inc.	35,876	2,288
	Thomson Reuters Corp.	61,360	2,246
	Host Hotels & Resorts Inc.	141,278	2,163
	Principal Financial Group Inc.	54,957	2,078
	Kimco Realty Corp.	76,961	2,059
*	Markel Corp.	2,342	2,006
	XL Group plc Class A	57,144	1,965
	Cincinnati Financial Corp.	30,696	1,938

22

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Loews Corp.	53,036	1,928
Regions Financial Corp.	249,775	1,878
Invesco Ltd.	70,240	1,878
Annaly Capital Management Inc.	176,968	1,793
Fidelity National Information Services Inc.	30,172	1,758
FNF Group	52,580	1,734
Lincoln National Corp.	47,208	1,725
KeyCorp	158,453	1,672
UDR Inc.	48,395	1,661
SL Green Realty Corp.	18,714	1,650
First Republic Bank	26,733	1,645
* Arch Capital Group Ltd.	23,295	1,583
Charles Schwab Corp.	62,937	1,577
Everest Re Group Ltd.	8,209	1,528
* Ally Financial Inc.	83,843	1,474
* Alleghany Corp.	3,012	1,398
Nasdaq Inc.	21,882	1,385
New York Community Bancorp Inc.	90,927	1,376
VEREIT Inc.	170,199	1,365
Duke Realty Corp.	65,082	1,346
Huntington Bancshares Inc.	151,846	1,329
Unum Group	46,015	1,313
Mid-America Apartment Communities Inc.	14,077	1,266
* E*TRADE Financial Corp.	53,454	1,254
PartnerRe Ltd.	8,808	1,236
Regency Centers Corp.	17,383	1,227
Camden Property Trust	16,378	1,224
Torchmark Corp.	23,855	1,222
American Capital Agency Corp.	66,229	1,197
Voya Financial Inc.	40,720	1,196
National Retail Properties Inc.	26,352	1,159
Comerica Inc.	33,662	1,137
Citizens Financial Group Inc.	58,935	1,133
WP Carey Inc.	19,535	1,107
Reinsurance Group of America Inc. Class A	12,248	1,104
American Campus Communities Inc.	24,428	1,069
Apartment Investment & Management Co.	29,151	1,067
Alexandria Real Estate Equities Inc.	13,470	1,066
Raymond James Financial Inc.	23,550	1,032
Axis Capital Holdings Ltd.	19,133	1,028
RenaissanceRe Holdings Ltd.	8,517	964
CIT Group Inc.	31,945	952
DDR Corp.	55,732	932
Digital Realty Trust Inc.	11,740	928
WR Berkley Corp.	17,924	923
StanCorp Financial Group Inc.	7,842	901
Spirit Realty Capital Inc.	83,722	895
Assurant Inc.	12,538	891
Old Republic International Corp.	49,480	881
Kilroy Realty Corp.	16,152	877
American Financial Group Inc.	12,933	868
People's United Financial Inc.	56,949	832
Weingarten Realty Investors	23,358	823
Zions Bancorporation	38,441	820
East West Bancorp Inc.	27,058	811
White Mountains Insurance Group Ltd.	1,057	811
Omega Healthcare Investors Inc.	24,874	797
Liberty Property Trust	27,586	797
Starwood Property Trust Inc.	43,948	771
Brixmor Property Group Inc.	32,496	761
Leucadia National Corp.	52,182	754
* Forest City Realty Trust Inc. Class A	40,276	751
Navient Corp.	69,033	748
Endurance Specialty Holdings Ltd.	11,550	719

23

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Douglas Emmett Inc.	26,723	717
Brown & Brown Inc.	22,074	713
Commerce Bancshares Inc.	16,532	702
Senior Housing Properties Trust	44,784	699
Iron Mountain Inc.	23,639	695
Hospitality Properties Trust	28,583	694
Validus Holdings Ltd.	15,443	694
Hanover Insurance Group Inc.	8,131	674
Synovus Financial Corp.	25,220	671
PacWest Bancorp	20,510	660
Assured Guaranty Ltd.	26,208	650
Retail Properties of America Inc.	43,411	638
Apple Hospitality REIT Inc.	33,400	635
* Equity Commonwealth	23,760	633
Corrections Corp. of America	21,619	625
BankUnited Inc.	18,969	609
First Niagara Financial Group Inc.	64,886	600
Healthcare Trust of America Inc. Class A	20,972	583
Public Storage	2,337	583
Allied World Assurance Co. Holdings AG	17,366	562
* Realogy Holdings Corp.	17,035	545
Arthur J Gallagher & Co.	13,586	541
Taubman Centers Inc.	7,508	532
American Homes 4 Rent Class A	37,736	528
Two Harbors Investment Corp.	67,702	525
First Horizon National Corp.	42,799	514
Popular Inc.	19,220	509
Aspen Insurance Holdings Ltd.	11,256	503
Bank of Hawaii Corp.	7,912	502
Rayonier Inc.	23,014	502
Piedmont Office Realty Trust Inc. Class A	27,295	501
Paramount Group Inc.	33,095	500
ProAssurance Corp.	10,092	498
Associated Banc-Corp	27,692	476
Cullen/Frost Bankers Inc.	9,848	472
Dun & Bradstreet Corp.	4,916	471
Ameriprise Financial Inc.	5,596	470
Chimera Investment Corp.	35,835	467
MFA Financial Inc.	67,712	461
Communications Sales & Leasing Inc.	22,992	433
Brandywine Realty Trust	34,402	424
Columbia Property Trust Inc.	20,839	422
NorthStar Realty Finance Corp.	33,424	417
* Howard Hughes Corp.	4,371	406
Care Capital Properties Inc.	15,216	403
Corporate Office Properties Trust	17,072	400
Post Properties Inc.	7,022	391
CBL & Associates Properties Inc.	32,307	373
TCF Financial Corp.	32,289	366
Gaming and Leisure Properties Inc.	13,842	363
Interactive Brokers Group Inc.	10,243	350
AmTrust Financial Services Inc.	14,037	343
Legg Mason Inc.	11,932	341
* SVB Financial Group	3,666	326
* CoreLogic Inc.	9,022	312
WP Glimcher Inc.	34,293	296
Boston Properties Inc.	2,429	277
Mercury General Corp.	5,138	270
^ BOK Financial Corp.	5,181	253
Jones Lang LaSalle Inc.	2,173	222
* OneMain Holdings Inc. Class A	9,355	211
TFS Financial Corp.	12,481	211
TD Ameritrade Holding Corp.	7,244	207
* Genworth Financial Inc. Class A	88,378	187

24

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	Empire State Realty Trust Inc.	11,681	183
*	Santander Consumer USA Holdings Inc.	16,052	165
*	Zillow Group Inc.	7,380	159
	CNA Financial Corp.	5,267	153
	American National Insurance Co.	1,288	131
	NorthStar Realty Europe Corp.	10,508	103
	Four Corners Property Trust Inc.	5,890	97
*	Signature Bank	733	95
*	First Data Corp. Class A	7,321	92
*	Zillow Group Inc. Class A	2,940	68
*	TransUnion	1,260	33
*	SLM Corp.	5,588	33
	Waddell & Reed Financial Inc. Class A	867	20
*,^	Square Inc.	1,251	13
			492,919
Health Care (12.1%)
	Johnson & Johnson	451,115	47,462
	Pfizer Inc.	1,149,006	34,091
	Merck & Co. Inc.	466,822	23,439
	Medtronic plc	265,889	20,577
*	Allergan plc	40,165	11,652
	Abbott Laboratories	278,034	10,771
	Thermo Fisher Scientific Inc.	49,315	6,371
	Aetna Inc.	49,275	5,353
	Anthem Inc.	39,303	5,137
*	Boston Scientific Corp.	230,278	3,910
*	HCA Holdings Inc.	55,197	3,820
	Stryker Corp.	31,002	3,096
	Zimmer Biomet Holdings Inc.	29,739	2,879
	Perrigo Co. plc	22,218	2,805
	Agilent Technologies Inc.	61,958	2,314
	Quest Diagnostics Inc.	26,924	1,791
	Universal Health Services Inc. Class B	14,105	1,557
*	DaVita HealthCare Partners Inc.	23,580	1,556
	Baxter International Inc.	37,394	1,477
	Baxalta Inc.	37,494	1,444
*	Express Scripts Holding Co.	20,401	1,436
*	Laboratory Corp. of America Holdings	12,425	1,365
	St. Jude Medical Inc.	23,180	1,245
	DENTSPLY International Inc.	19,434	1,185
*	Endo International plc	27,298	1,141
	Teleflex Inc.	7,715	1,102
	UnitedHealth Group Inc.	8,776	1,045
*	QIAGEN NV	43,455	917
*	Mallinckrodt plc	13,136	854
	PerkinElmer Inc.	17,666	835
*	Health Net Inc.	12,131	755
*	Mylan NV	11,812	532
*	Bio-Rad Laboratories Inc. Class A	3,781	509
*	MEDNAX Inc.	7,543	506
	Cardinal Health Inc.	5,826	476
*	LifePoint Health Inc.	7,451	465
	Cooper Cos. Inc.	2,889	413
*	Brookdale Senior Living Inc.	26,776	385
	Humana Inc.	2,001	354
	Bio-Techne Corp.	3,901	335
*	Community Health Systems Inc.	21,857	330
	Patterson Cos. Inc.	6,975	303
*	Alere Inc.	5,674	302
*	Allscripts Healthcare Solutions Inc.	22,921	287
*	Alkermes plc	4,803	155
*	Alnylam Pharmaceuticals Inc.	2,376	139
*	VWR Corp.	2,301	56
*	Quintiles Transnational Holdings Inc.	671	42

25

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* VCA Inc.	759	39
Hill-Rom Holdings Inc.	748	35
		209,045
Materials & Processing (3.0%)
Dow Chemical Co.	181,167	8,807
EI du Pont de Nemours & Co.	91,045	5,542
Ingersoll-Rand plc	45,917	2,551
Newmont Mining Corp.	98,547	2,545
Nucor Corp.	59,349	2,335
Alcoa Inc.	243,980	2,179
Vulcan Materials Co.	21,622	2,130
Mosaic Co.	65,218	1,738
Freeport-McMoRan Inc.	214,548	1,637
Celanese Corp. Class A	26,716	1,612
Martin Marietta Materials Inc.	10,843	1,546
WestRock Co.	44,370	1,498
Airgas Inc.	9,745	1,379
Eastman Chemical Co.	21,059	1,351
Albemarle Corp.	21,190	1,191
Ashland Inc.	10,587	1,009
Air Products & Chemicals Inc.	7,268	963
Owens Corning	21,716	932
Praxair Inc.	8,894	905
Reliance Steel & Aluminum Co.	13,997	852
Sonoco Products Co.	19,157	837
Bemis Co. Inc.	16,517	811
Steel Dynamics Inc.	40,712	741
* Crown Holdings Inc.	14,852	696
AptarGroup Inc.	9,431	695
Royal Gold Inc.	11,211	520
Cabot Corp.	11,525	513
Valmont Industries Inc.	4,260	482
Domtar Corp.	12,187	429
Timken Co.	14,352	428
* Owens-Illinois Inc.	27,535	412
^ Southern Copper Corp.	13,861	332
Graphic Packaging Holding Co.	25,410	313
Westlake Chemical Corp.	7,195	310
Allegheny Technologies Inc.	19,651	264
FMC Corp.	6,922	261
Tahoe Resources Inc.	26,440	244
^ United States Steel Corp.	25,613	234
International Paper Co.	4,296	153
* Platform Specialty Products Corp.	20,089	142
Huntsman Corp.	12,552	136
* Armstrong World Industries Inc.	2,418	98
Chemours Co.	16,285	84
Scotts Miracle-Gro Co. Class A	765	53
		51,890
Producer Durables (10.1%)
General Electric Co.	1,756,174	51,175
United Technologies Corp.	141,816	13,702
Danaher Corp.	89,623	8,001
Raytheon Co.	56,895	7,046
Caterpillar Inc.	92,993	6,296
Eaton Corp. plc	87,016	4,935
General Dynamics Corp.	35,710	4,866
FedEx Corp.	33,837	4,632
Northrop Grumman Corp.	23,757	4,567
Waste Management Inc.	78,103	4,362
Norfolk Southern Corp.	56,911	4,164
Deere & Co.	48,527	3,891
CSX Corp.	137,101	3,310
Lockheed Martin Corp.	14,323	3,091

26

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Stanley Black & Decker Inc.	25,996	2,444
Republic Services Inc. Class A	45,178	2,065
Roper Technologies Inc.	11,615	1,950
Emerson Electric Co.	38,815	1,895
Dover Corp.	30,033	1,825
Xerox Corp.	189,029	1,817
L-3 Communications Holdings Inc.	15,445	1,812
Kansas City Southern	20,720	1,693
Pentair plc	33,702	1,608
Automatic Data Processing Inc.	17,363	1,470
Waste Connections Inc.	23,081	1,423
Parker-Hannifin Corp.	14,016	1,418
Textron Inc.	40,483	1,382
ADT Corp.	32,216	1,301
Xylem Inc.	33,748	1,263
Fluor Corp.	25,889	1,192
* Trimble Navigation Ltd.	46,508	1,082
ManpowerGroup Inc.	13,559	1,050
Orbital ATK Inc.	11,481	962
Hubbell Inc. Class B	9,585	952
* Jacobs Engineering Group Inc.	23,073	892
Cummins Inc.	8,809	859
Carlisle Cos. Inc.	9,344	842
* JetBlue Airways Corp.	37,226	819
Macquarie Infrastructure Corp.	12,780	780
AGCO Corp.	13,879	687
* AECOM	24,891	683
Chicago Bridge & Iron Co. NV	18,468	619
* Kirby Corp.	10,366	587
ITT Corp.	16,569	584
Flowserve Corp.	13,531	569
Ryder System Inc.	9,780	555
Air Lease Corp. Class A	17,910	538
BWX Technologies Inc.	16,470	525
Oshkosh Corp.	14,189	490
* Colfax Corp.	19,331	489
National Instruments Corp.	16,766	484
* Quanta Services Inc.	23,647	480
Trinity Industries Inc.	29,557	468
Crane Co.	9,346	458
Terex Corp.	20,014	448
Regal Beloit Corp.	8,127	444
Pitney Bowes Inc.	23,956	434
MSC Industrial Direct Co. Inc. Class A	5,978	416
Manitowoc Co. Inc.	24,418	387
Paychex Inc.	7,521	386
KBR Inc.	27,669	383
^ Copa Holdings SA Class A	6,229	380
GATX Corp.	8,608	370
* Genesee & Wyoming Inc. Class A	6,486	368
* WESCO International Inc.	7,933	349
Allison Transmission Holdings Inc.	14,739	349
Lexmark International Inc. Class A	11,113	345
Tyco International plc	9,579	337
PACCAR Inc.	6,248	322
FLIR Systems Inc.	9,300	288
Kennametal Inc.	14,066	283
RR Donnelley & Sons Co.	18,295	278
Triumph Group Inc.	9,005	274
Joy Global Inc.	17,277	223
* IHS Inc. Class A	1,794	187
* Babcock & Wilcox Enterprises Inc.	7,831	153
* Clean Harbors Inc.	3,220	137
* SPX FLOW Inc.	7,264	136

27

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* Keysight Technologies Inc.	4,465	116
IDEX Corp.	1,317	99
* Spirit AeroSystems Holdings Inc. Class A	1,875	86
SPX Corp.	7,264	86
Donaldson Co. Inc.	2,411	68
Avery Dennison Corp.	976	64
Lincoln Electric Holdings Inc.	970	53
Teekay Corp.	4,826	39
Booz Allen Hamilton Holding Corp. Class A	1,314	36
		175,374
Technology (10.8%)
Microsoft Corp.	653,634	33,257
Cisco Systems Inc.	949,477	24,857
Intel Corp.	823,908	24,379
QUALCOMM Inc.	237,956	12,086
International Business Machines Corp.	75,315	9,869
Oracle Corp.	236,105	8,684
EMC Corp.	332,160	8,679
* Yahoo! Inc.	175,419	5,577
Hewlett Packard Enterprise Co.	338,020	4,486
Corning Inc.	207,756	3,802
HP Inc.	322,420	3,447
NVIDIA Corp.	100,796	3,161
Activision Blizzard Inc.	94,413	2,990
* Broadcom Ltd.	20,907	2,801
SanDisk Corp.	38,654	2,793
Symantec Corp.	126,484	2,442
* Micron Technology Inc.	185,560	1,972
Western Digital Corp.	42,050	1,830
Xilinx Inc.	37,239	1,758
Applied Materials Inc.	87,867	1,658
CA Inc.	56,023	1,641
Amdocs Ltd.	28,894	1,640
Juniper Networks Inc.	61,036	1,508
Harris Corp.	19,223	1,500
* Synopsys Inc.	27,195	1,217
Maxim Integrated Products Inc.	34,290	1,161
* SBA Communications Corp. Class A	12,099	1,148
* ANSYS Inc.	13,648	1,133
Avnet Inc.	25,746	1,059
* Arrow Electronics Inc.	17,640	1,008
NetApp Inc.	39,186	973
Ingram Micro Inc.	26,076	934
* Nuance Communications Inc.	46,664	910
Marvell Technology Group Ltd.	83,739	800
Brocade Communications Systems Inc.	79,869	793
Teradyne Inc.	39,554	755
Computer Sciences Corp.	26,121	753
CSRA Inc.	26,221	680
Lam Research Corp.	8,729	640
* Cree Inc.	19,140	607
Jabil Circuit Inc.	29,030	605
* NCR Corp.	24,405	570
* Autodesk Inc.	10,666	552
* ARRIS International plc	20,748	496
Cypress Semiconductor Corp.	61,127	488
Leidos Holdings Inc.	11,121	481
Dolby Laboratories Inc. Class A	9,686	383
* EchoStar Corp. Class A	8,245	369
* Zynga Inc. Class A	139,076	293
* Viavi Solutions Inc.	43,816	286
* CommScope Holding Co. Inc.	10,938	276
Analog Devices Inc.	4,841	257
* Lumentum Holdings Inc.	8,461	203

28

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* Teradata Corp.	6,117	153
DST Systems Inc.	1,457	152
* 3D Systems Corp.	11,707	125
SS&C Technologies Holdings Inc.	1,736	101
* ON Semiconductor Corp.	5,431	46
* Match Group Inc.	1,279	14
* Black Knight Financial Services Inc. Class A	427	12
		187,250
Utilities (9.8%)
AT&T Inc.	968,950	35,803
Duke Energy Corp.	128,836	9,570
NextEra Energy Inc.	82,771	9,338
Southern Co.	169,329	8,158
Dominion Resources Inc.	105,068	7,346
American Electric Power Co. Inc.	91,464	5,648
Exelon Corp.	171,766	5,409
PG&E Corp.	89,827	5,096
Sempra Energy	46,195	4,458
PPL Corp.	124,439	4,354
Edison International	60,805	4,144
Public Service Enterprise Group Inc.	94,421	4,028
Consolidated Edison Inc.	54,706	3,830
Xcel Energy Inc.	94,611	3,741
WEC Energy Group Inc.	59,084	3,329
CenturyLink Inc.	105,654	3,232
Eversource Energy	59,455	3,228
DTE Energy Co.	33,376	2,808
Verizon Communications Inc.	54,577	2,769
FirstEnergy Corp.	78,437	2,625
Entergy Corp.	33,450	2,415
* Level 3 Communications Inc.	47,414	2,302
American Water Works Co. Inc.	33,531	2,173
Ameren Corp.	45,205	2,122
CMS Energy Corp.	51,605	2,041
* T-Mobile US Inc.	51,177	1,899
SCANA Corp.	26,730	1,738
CenterPoint Energy Inc.	80,600	1,502
AGL Resources Inc.	22,563	1,459
Alliant Energy Corp.	21,332	1,450
Pinnacle West Capital Corp.	20,732	1,427
Atmos Energy Corp.	18,846	1,308
NiSource Inc.	59,900	1,287
AES Corp.	128,519	1,259
Pepco Holdings Inc.	47,340	1,239
TECO Energy Inc.	44,398	1,220
Frontier Communications Corp.	219,872	1,190
UGI Corp.	32,170	1,189
Westar Energy Inc. Class A	26,015	1,131
Aqua America Inc.	32,787	1,002
OGE Energy Corp.	37,828	941
Great Plains Energy Inc.	29,173	856
Questar Corp.	33,409	828
* Calpine Corp.	60,725	763
National Fuel Gas Co.	16,029	732
ITC Holdings Corp.	17,975	730
Vectren Corp.	15,267	695
MDU Resources Group Inc.	35,559	648
NRG Energy Inc.	58,303	629
Hawaiian Electric Industries Inc.	19,873	583
* Sprint Corp.	138,183	475
Telephone & Data Systems Inc.	17,316	463
* Avangrid Inc.	11,048	429
* United States Cellular Corp.	2,736	113

29

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
February 29, 2016

					Market
					Value
				Shares	($000)
*	Zayo Group Holdings Inc.			3,712	88
					169,240
Total Common Stocks (Cost $1,788,005)					1,722,910

		Coupon
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.2%)
2,3	Vanguard Market Liquidity Fund	0.475%		2,825,000	2,825

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.1%)
4	Federal Home Loan Bank Discount Notes	0.235%	3/23/16	100	100
4	Federal Home Loan Bank Discount Notes	0.245%	4/20/16	600	599
4,5	Federal Home Loan Bank Discount Notes	0.260%	4/27/16	200	200
4,5	Federal Home Loan Bank Discount Notes	0.290%	4/29/16	500	500
6	Freddie Mac Discount Notes	0.220%	4/15/16	400	400
					1,799
Total Temporary Cash Investments (Cost $4,624)					4,624
Total Investments (99.8%) (Cost $1,792,629)					1,727,534
Other Assets and Liabilities—Net (0.2%)[3]					3,413
Net Assets (100%)					1,730,947

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,920,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and -0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $2,018,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
REIT—Real Estate Investment Trust.

30

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (22.7%)
*	Amazon.com Inc.	82,630	45,655
	Walt Disney Co.	367,827	35,135
	Home Depot Inc.	281,643	34,958
	Comcast Corp. Class A	490,211	28,300
	McDonald's Corp.	207,603	24,329
	Starbucks Corp.	324,944	18,915
	NIKE Inc. Class B	293,629	18,085
	Costco Wholesale Corp.	95,329	14,302
*	Priceline Group Inc.	11,232	14,211
	Lowe's Cos. Inc.	206,107	13,918
	Time Warner Cable Inc.	61,258	11,692
	TJX Cos. Inc.	147,457	10,927
*	Netflix Inc.	91,798	8,575
	Yum! Brands Inc.	88,524	6,415
*	eBay Inc.	262,895	6,257
	Time Warner Inc.	91,695	6,070
*	O'Reilly Automotive Inc.	21,899	5,701
*	AutoZone Inc.	6,752	5,230
	Ross Stores Inc.	89,380	4,914
	Dollar General Corp.	65,649	4,874
	CBS Corp. Class B	99,576	4,817
	VF Corp.	72,988	4,752
	L Brands Inc.	53,446	4,532
	Twenty-First Century Fox Inc. Class A	164,207	4,437
	Delphi Automotive plc	62,437	4,163
	Estee Lauder Cos. Inc. Class A	45,407	4,147
	Omnicom Group Inc.	52,880	4,115
*,^	Tesla Motors Inc.	21,106	4,051
*	Dollar Tree Inc.	49,836	3,999
	Las Vegas Sands Corp.	79,172	3,822
*	Chipotle Mexican Grill Inc. Class A	6,728	3,426
*	Under Armour Inc. Class A	38,700	3,239
*,^	Charter Communications Inc. Class A	16,268	2,921
	Marriott International Inc.Class A	42,610	2,904
	Nielsen Holdings plc	55,114	2,774
	Genuine Parts Co.	30,728	2,770
	Viacom Inc. Class B	75,054	2,766
	Starwood Hotels & Resorts Worldwide Inc.	37,183	2,570
	Tractor Supply Co.	29,727	2,514
	Hanesbrands Inc.	87,095	2,481
*	Jarden Corp.	45,839	2,424
	Expedia Inc.	22,804	2,374
	Hilton Worldwide Holdings Inc.	112,975	2,348
	Advance Auto Parts Inc.	15,754	2,339
*	Ulta Salon Cosmetics & Fragrance Inc.	13,827	2,284
*	Michael Kors Holdings Ltd.	40,131	2,273
	Macy's Inc.	49,433	2,136
*	CarMax Inc.	42,044	1,945
	Interpublic Group of Cos. Inc.	90,014	1,925
	Twenty-First Century Fox Inc.	70,406	1,912
	Signet Jewelers Ltd.	17,301	1,875
*	LKQ Corp.	66,421	1,833
*	Bed Bath & Beyond Inc.	37,425	1,795
	Wyndham Worldwide Corp.	24,333	1,772
*	Sirius XM Holdings Inc.	463,837	1,725
*	Mohawk Industries Inc.	9,324	1,676
	Foot Locker Inc.	26,002	1,625
	BorgWarner Inc.	49,406	1,615
	H&R Block Inc.	48,184	1,584
	Domino's Pizza Inc.	11,848	1,576
*	TripAdvisor Inc.	24,059	1,506

31

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* lululemon athletica Inc.	23,963	1,503
* DISH Network Corp. Class A	31,406	1,480
Hasbro Inc.	19,473	1,477
* NVR Inc.	877	1,436
Gap Inc.	51,388	1,421
Nordstrom Inc.	27,619	1,417
Leggett & Platt Inc.	29,549	1,320
Lear Corp.	12,656	1,283
Wynn Resorts Ltd.	15,505	1,279
* Norwegian Cruise Line Holdings Ltd.	25,910	1,273
Polaris Industries Inc.	14,331	1,260
* Discovery Communications Inc.	49,914	1,230
* Liberty Interactive Corp. QVC Group Class A	47,621	1,209
Aramark	37,988	1,194
Tiffany & Co.	18,269	1,187
Harman International Industries Inc.	15,466	1,186
Scripps Networks Interactive Inc. Class A	19,667	1,165
Carter's Inc.	11,364	1,155
Johnson Controls Inc.	30,830	1,124
* Liberty Ventures Class A	30,386	1,115
* WABCO Holdings Inc.	11,778	1,111
Newell Rubbermaid Inc.	29,101	1,106
Williams-Sonoma Inc.	19,994	1,042
* Panera Bread Co. Class A	5,006	1,037
Service Corp. International	43,323	1,019
Lamar Advertising Co. Class A	17,514	1,001
* Sally Beauty Holdings Inc.	31,606	998
Harley-Davidson Inc.	22,585	975
Dunkin' Brands Group Inc.	20,682	963
Target Corp.	11,407	895
* Skechers U.S.A. Inc. Class A	26,468	871
* AMC Networks Inc. Class A	13,041	855
Cinemark Holdings Inc.	25,340	839
* ServiceMaster Global Holdings Inc.	22,080	837
DR Horton Inc.	29,172	779
Six Flags Entertainment Corp.	15,261	776
* Tempur Sealy International Inc.	13,222	763
* Discovery Communications Inc. Class A	30,458	761
* AutoNation Inc.	14,759	760
* Hertz Global Holdings Inc.	87,569	744
* Live Nation Entertainment Inc.	31,287	688
* Madison Square Garden Co. Class A	4,401	682
Brunswick Corp.	14,744	627
Lennar Corp. Class A	14,884	624
Brinker International Inc.	12,294	612
Fortune Brands Home & Security Inc.	12,178	612
Visteon Corp.	8,672	606
Dick's Sporting Goods Inc.	14,057	597
* Avis Budget Group Inc.	21,652	555
Thor Industries Inc.	9,885	547
* Kate Spade & Co.	27,036	536
Tupperware Brands Corp.	10,562	528
* Urban Outfitters Inc.	19,265	510
^ Coty Inc. Class A	17,550	500
* Starz	18,960	478
* Pandora Media Inc.	44,783	458
Gentex Corp.	30,825	449
Lions Gate Entertainment Corp.	20,553	434
CST Brands Inc.	13,351	433
Choice Hotels International Inc.	7,607	394
KAR Auction Services Inc.	10,168	360
* Toll Brothers Inc.	12,969	356
^ Regal Entertainment Group Class A	18,049	355
Darden Restaurants Inc.	5,427	347

32

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Fossil Group Inc.	7,303	343
	Coach Inc.	8,579	334
*	Michaels Cos. Inc.	13,760	321
	AMERCO	767	263
	Whirlpool Corp.	1,442	224
*	GoPro Inc. Class A	18,728	222
	Cablevision Systems Corp. Class A	6,648	216
	International Game Technology plc	14,467	214
*	MSG Networks Inc.	12,606	207
	Extended Stay America Inc.	11,746	174
	Penske Automotive Group Inc.	3,177	120
*	MGM Resorts International	6,043	114
*	Office Depot Inc.	19,065	97
	Viacom Inc. Class A	2,025	84
*	Vista Outdoor Inc.	1,635	81
*,^	Fitbit Inc. Class A	5,705	70
	Ralph Lauren Corp. Class A	635	58
	Aaron's Inc.	2,237	51
*	Cabela's Inc.	937	45
	Dillard's Inc. Class A	514	43
*	Murphy USA Inc.	479	30
	Lennar Corp. Class B	751	25
	DSW Inc. Class A	865	23
	Clear Channel Outdoor Holdings Inc. Class A	4,606	17
*	Sears Holdings Corp.	207	4
			489,719
Consumer Staples (11.1%)
	Coca-Cola Co.	850,066	36,663
	PepsiCo Inc.	320,029	31,305
	Altria Group Inc.	400,638	24,667
	CVS Health Corp.	226,457	22,005
	Philip Morris International Inc.	167,112	15,212
	Colgate-Palmolive Co.	171,819	11,278
	Kraft Heinz Co.	128,378	9,888
	Reynolds American Inc.	179,089	9,031
	Kroger Co.	211,895	8,457
	Kimberly-Clark Corp.	62,670	8,166
	General Mills Inc.	129,018	7,593
	Constellation Brands Inc. Class A	35,349	4,999
*	Monster Beverage Corp.	32,417	4,068
	Dr Pepper Snapple Group Inc.	41,525	3,801
	Kellogg Co.	48,731	3,607
	Mead Johnson Nutrition Co.	40,349	2,976
	Hershey Co.	31,695	2,881
	Clorox Co.	22,679	2,867
	McCormick & Co. Inc.	27,864	2,599
	Church & Dwight Co. Inc.	28,474	2,584
	Keurig Green Mountain Inc.	28,097	2,583
	Hormel Foods Corp.	58,157	2,472
	Coca-Cola Enterprises Inc.	50,643	2,457
	Brown-Forman Corp. Class B	23,744	2,338
	Walgreens Boots Alliance Inc.	27,914	2,204
	Whole Foods Market Inc.	65,122	2,039
	Sysco Corp.	39,793	1,756
*	WhiteWave Foods Co. Class A	37,546	1,454
	Campbell Soup Co.	22,069	1,363
*	Rite Aid Corp.	126,934	1,009
*	Sprouts Farmers Market Inc.	32,894	937
*	Hain Celestial Group Inc.	22,134	818
*,^	Herbalife Ltd.	13,446	736
	Brown-Forman Corp. Class A	5,604	597
	Flowers Foods Inc.	33,264	570
	Spectrum Brands Holdings Inc.	5,459	523
	ConAgra Foods Inc.	12,232	515

33

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	GNC Holdings Inc. Class A	16,003	456
	Tyson Foods Inc. Class A	3,460	224
	Ingredion Inc.	2,025	205
*	Blue Buffalo Pet Products Inc.	5,061	93
	Nu Skin Enterprises Inc. Class A	2,386	73
*	Pilgrim's Pride Corp.	1,408	34
			240,103
Energy (0.5%)
	Williams Cos. Inc.	162,271	2,595
	Schlumberger Ltd.	33,509	2,403
	Cabot Oil & Gas Corp.	90,209	1,816
*	FMC Technologies Inc.	32,302	792
	EOG Resources Inc.	10,128	656
	ONEOK Inc.	20,780	499
	Targa Resources Corp.	17,063	459
	Marathon Petroleum Corp.	8,607	295
*,^	SolarCity Corp.	12,372	228
	HollyFrontier Corp.	5,688	192
*	Memorial Resource Development Corp.	18,348	177
	World Fuel Services Corp.	3,147	147
	Tesoro Corp.	1,771	143
*	Continental Resources Inc.	5,467	127
*,^	SunEdison Inc.	50,500	100
	Oceaneering International Inc.	3,309	91
	Range Resources Corp.	2,157	51
	CVR Energy Inc.	1,030	24
	RPC Inc.	1,330	18
*	SunPower Corp. Class A	701	17
	TerraForm Power Inc. Class A	531	5
			10,835
Financial Services (9.4%)
	Visa Inc. Class A	424,405	30,723
	MasterCard Inc. Class A	216,513	18,819
	Simon Property Group Inc.	67,468	12,801
*	PayPal Holdings Inc.	263,195	10,038
	American Tower Corporation	91,544	8,440
	Public Storage	28,599	7,135
	Crown Castle International Corp.	72,091	6,236
	Aon plc	60,857	5,799
	McGraw Hill Financial Inc.	59,157	5,309
*	Fiserv Inc.	51,176	4,894
	Equinix Inc.	14,777	4,488
	Charles Schwab Corp.	174,919	4,382
	Marsh & McLennan Cos. Inc.	69,568	3,969
	T. Rowe Price Group Inc.	56,436	3,900
*	Berkshire Hathaway Inc. Class B	26,293	3,528
	Boston Properties Inc.	30,359	3,465
	Moody's Corp.	38,470	3,416
*	Alliance Data Systems Corp.	13,503	2,837
	Ameriprise Financial Inc.	32,811	2,754
	Equifax Inc.	25,874	2,714
	BlackRock Inc.	8,663	2,702
*	FleetCor Technologies Inc.	20,032	2,558
	Federal Realty Investment Trust	14,929	2,210
	Welltower Inc.	34,541	2,203
	Extra Space Storage Inc.	26,415	2,170
	Intercontinental Exchange Inc.	8,955	2,135
	Western Union Co.	112,408	2,053
	American Express Co.	36,531	2,030
	Global Payments Inc.	28,584	1,742
*	Affiliated Managers Group Inc.	11,790	1,635
*	Vantiv Inc. Class A	30,783	1,602
*	CBRE Group Inc. Class A	61,347	1,559
	MSCI Inc. Class A	22,078	1,557

34

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	Total System Services Inc.	35,492	1,547
	Fidelity National Information Services Inc.	26,247	1,529
	Broadridge Financial Solutions Inc.	25,872	1,452
	Jack Henry & Associates Inc.	17,581	1,446
	Digital Realty Trust Inc.	18,056	1,428
	TD Ameritrade Holding Corp.	48,791	1,394
	FactSet Research Systems Inc.	8,990	1,353
*	Signature Bank	10,022	1,298
	Equity LifeStyle Properties Inc.	18,203	1,277
	SEI Investments Co.	29,929	1,142
	CBOE Holdings Inc.	17,968	1,123
	Lazard Ltd. Class A	27,500	967
	Bank of New York Mellon Corp.	26,338	932
	Weyerhaeuser Co.	34,925	907
	Arthur J Gallagher & Co.	20,019	798
	Eaton Vance Corp.	25,737	744
	Jones Lang LaSalle Inc.	7,025	717
	Tanger Factory Outlet Centers Inc.	20,890	670
*	SVB Financial Group	6,971	619
*	WEX Inc.	8,402	549
	Federated Investors Inc. Class B	20,895	547
	Iron Mountain Inc.	18,398	541
*	SLM Corp.	86,852	507
	Erie Indemnity Co. Class A	5,162	485
	NorthStar Asset Management Group Inc.	43,025	470
	Waddell & Reed Financial Inc. Class A	17,261	404
^	LPL Financial Holdings Inc.	17,892	362
*	First Data Corp. Class A	28,941	362
*	Realogy Holdings Corp.	11,251	360
*	Credit Acceptance Corp.	1,802	355
	Taubman Centers Inc.	4,968	352
	Omega Healthcare Investors Inc.	10,635	341
	Morningstar Inc.	4,280	340
*	Howard Hughes Corp.	3,368	313
	Invesco Ltd.	11,506	308
*	CoreLogic Inc.	8,878	307
*	Markel Corp.	317	272
*	Zillow Group Inc.	11,236	243
	Dun & Bradstreet Corp.	2,491	239
	Post Properties Inc.	4,214	235
	Artisan Partners Asset Management Inc. Class A	7,930	225
	Legg Mason Inc.	6,918	198
	Empire State Realty Trust Inc.	12,045	189
*	TransUnion	5,061	133
	Leucadia National Corp.	8,698	126
*	Ally Financial Inc.	6,935	122
*,^	Zillow Group Inc. Class A	5,109	118
*	LendingClub Corp.	13,197	115
	Healthcare Trust of America Inc. Class A	2,400	67
	Columbia Property Trust Inc.	3,149	64
	Gaming and Leisure Properties Inc.	2,383	62
*,^	Square Inc.	4,988	52
	Interactive Brokers Group Inc.	982	34
	Four Corners Property Trust Inc.	1,715	28
	AmTrust Financial Services Inc.	863	21
*	Santander Consumer USA Holdings Inc.	947	10
			202,602
Health Care (15.8%)
	Gilead Sciences Inc.	318,640	27,801
	Amgen Inc.	164,646	23,426
	UnitedHealth Group Inc.	196,103	23,356
	Bristol-Myers Squibb Co.	360,955	22,354
	AbbVie Inc.	358,364	19,570
*	Celgene Corp.	171,734	17,316

35

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	Eli Lilly & Co.	211,902	15,257
*	Biogen Inc.	48,261	12,520
*	Allergan plc	38,411	11,143
*	Express Scripts Holding Co.	122,740	8,638
	Johnson & Johnson	77,374	8,140
	McKesson Corp.	50,211	7,814
	Cigna Corp.	55,812	7,792
	Becton Dickinson and Co.	45,502	6,709
*	Alexion Pharmaceuticals Inc.	46,788	6,588
*	Regeneron Pharmaceuticals Inc.	16,964	6,514
	Humana Inc.	29,999	5,309
	Cardinal Health Inc.	64,583	5,276
*	Illumina Inc.	31,118	4,675
*	Vertex Pharmaceuticals Inc.	52,698	4,505
*	Intuitive Surgical Inc.	7,961	4,482
	Zoetis Inc.	108,008	4,435
*	Edwards Lifesciences Corp.	46,584	4,053
	AmerisourceBergen Corp. Class A	44,535	3,858
	Thermo Fisher Scientific Inc.	29,062	3,754
	Stryker Corp.	37,147	3,710
	Merck & Co. Inc.	69,729	3,501
*	Mylan NV	77,056	3,473
*	Cerner Corp.	64,838	3,311
	CR Bard Inc.	16,148	3,107
*	Henry Schein Inc.	18,155	3,004
	Baxter International Inc.	74,936	2,961
	Baxalta Inc.	74,936	2,887
*	BioMarin Pharmaceutical Inc.	34,906	2,858
*	Incyte Corp.	34,119	2,508
	Aetna Inc.	18,490	2,009
	St. Jude Medical Inc.	34,613	1,858
*	Hologic Inc.	52,796	1,828
	ResMed Inc.	30,286	1,724
*	Varian Medical Systems Inc.	21,469	1,679
*	Jazz Pharmaceuticals plc	13,179	1,602
	Anthem Inc.	11,325	1,480
*	IDEXX Laboratories Inc.	20,073	1,469
*	Centene Corp.	25,541	1,455
*	Sirona Dental Systems Inc.	11,958	1,322
*	United Therapeutics Corp.	9,999	1,219
*	Medivation Inc.	33,736	1,207
*	Align Technology Inc.	17,336	1,145
*	DexCom Inc.	17,007	1,106
*	athenahealth Inc.	8,291	1,070
	Cooper Cos. Inc.	7,258	1,038
*	Quintiles Transnational Holdings Inc.	16,374	1,027
*	Ionis Pharmaceuticals Inc.	25,667	887
*	Envision Healthcare Holdings Inc.	39,828	876
*	Alkermes plc	26,433	853
*	VCA Inc.	16,657	850
*	Alnylam Pharmaceuticals Inc.	13,367	783
*	Laboratory Corp. of America Holdings	7,056	775
*	MEDNAX Inc.	11,472	769
*	Charles River Laboratories International Inc.	10,261	753
	Perrigo Co. plc	5,962	753
*	Endo International plc	17,520	732
*	Acadia Healthcare Co. Inc.	12,969	719
*	DaVita HealthCare Partners Inc.	10,842	715
*	Seattle Genetics Inc.	22,956	693
*	Alere Inc.	12,055	643
*	Bruker Corp.	24,679	641
*	Mallinckrodt plc	9,808	638
*,^	OPKO Health Inc.	66,941	623
	Hill-Rom Holdings Inc.	11,576	537

36

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Tenet Healthcare Corp.	21,412	531
	DENTSPLY International Inc.	7,588	463
*	Akorn Inc.	17,132	456
	Patterson Cos. Inc.	10,033	436
	Universal Health Services Inc. Class B	3,536	390
*	Boston Scientific Corp.	22,362	380
*	HCA Holdings Inc.	5,422	375
*	Intercept Pharmaceuticals Inc.	3,349	373
*	Veeva Systems Inc. Class A	15,224	370
*	Bluebird Bio Inc.	7,983	369
*,^	Intrexon Corp.	10,206	316
	Bio-Techne Corp.	3,418	293
*	Premier Inc. Class A	8,352	272
*	Puma Biotechnology Inc.	5,323	238
	Zimmer Biomet Holdings Inc.	2,322	225
*	Agios Pharmaceuticals Inc.	5,582	214
	PerkinElmer Inc.	4,072	192
*	Health Net Inc.	3,004	187
*	Allscripts Healthcare Solutions Inc.	12,633	158
*	Brookdale Senior Living Inc.	7,776	112
*	Juno Therapeutics Inc.	2,395	84
*	VWR Corp.	2,839	69
*	LifePoint Health Inc.	854	53
			340,639
Materials & Processing (3.9%)
	Monsanto Co.	95,089	8,557
	LyondellBasell Industries NV Class A	78,960	6,333
	Ecolab Inc.	57,041	5,850
	PPG Industries Inc.	59,078	5,703
	EI du Pont de Nemours & Co.	90,347	5,499
	Praxair Inc.	51,971	5,290
	Air Products & Chemicals Inc.	38,198	5,060
	Sherwin-Williams Co.	17,498	4,733
	International Paper Co.	86,679	3,094
	Fastenal Co.	63,794	2,889
	Masco Corp.	75,981	2,143
	Ball Corp.	30,076	1,992
	Acuity Brands Inc.	9,507	1,991
	Sealed Air Corp.	43,058	1,969
	CF Industries Holdings Inc.	50,530	1,842
	International Flavors & Fragrances Inc.	17,648	1,823
	Dow Chemical Co.	31,461	1,529
	Valspar Corp.	17,552	1,373
	RPM International Inc.	28,614	1,169
	Lennox International Inc.	8,860	1,145
*	WR Grace & Co.	15,627	1,074
	Packaging Corp. of America	21,007	1,019
	Hexcel Corp.	21,237	878
	FMC Corp.	21,244	800
	Watsco Inc.	5,743	733
	NewMarket Corp.	1,831	669
	Eagle Materials Inc.	10,633	642
*	Crown Holdings Inc.	13,169	617
	Scotts Miracle-Gro Co. Class A	8,883	613
*	Axalta Coating Systems Ltd.	22,326	580
	Graphic Packaging Holding Co.	42,262	521
	Eastman Chemical Co.	7,768	498
	Compass Minerals International Inc.	7,276	494
	Airgas Inc.	3,349	474
	Silgan Holdings Inc.	8,589	440
*	USG Corp.	19,641	418
	Vulcan Materials Co.	3,818	376
	Huntsman Corp.	28,297	307
	Martin Marietta Materials Inc.	2,137	305

37

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* GCP Applied Technologies Inc.	15,627	277
Ingersoll-Rand plc	4,221	235
* Armstrong World Industries Inc.	5,618	228
Southern Copper Corp.	8,689	208
AptarGroup Inc.	2,731	201
WestRock Co.	5,485	185
Celanese Corp. Class A	2,558	154
Ashland Inc.	1,265	121
Bemis Co. Inc.	2,099	103
Steel Dynamics Inc.	5,276	96
Chemours Co.	16,545	85
Tahoe Resources Inc.	4,851	45
Royal Gold Inc.	680	32
Valmont Industries Inc.	258	29
* Owens-Illinois Inc.	1,928	29
* Platform Specialty Products Corp.	3,841	27
		83,497
Other (0.0%)[2]
Restaurant Brands International LP	179	6

Producer Durables (11.6%)
3M Co.	137,429	21,558
Boeing Co.	149,797	17,703
Honeywell International Inc.	169,244	17,153
Union Pacific Corp.	189,564	14,949
United Parcel Service Inc. Class B	151,904	14,666
Accenture plc Class A	136,050	13,640
Lockheed Martin Corp.	42,218	9,110
Delta Air Lines Inc.	177,065	8,542
Automatic Data Processing Inc.	81,635	6,914
Illinois Tool Works Inc.	64,669	6,095
Southwest Airlines Co.	144,838	6,076
American Airlines Group Inc.	136,170	5,583
Emerson Electric Co.	99,410	4,854
* United Continental Holdings Inc.	77,855	4,458
PACCAR Inc.	69,495	3,579
Paychex Inc.	61,363	3,153
FedEx Corp.	22,387	3,064
Rockwell Automation Inc.	29,263	3,046
WW Grainger Inc.	13,659	2,963
Cummins Inc.	29,408	2,869
Tyco International plc	79,793	2,807
* Verisk Analytics Inc. Class A	36,772	2,678
Rockwell Collins Inc.	28,796	2,522
General Dynamics Corp.	18,265	2,489
* TransDigm Group Inc.	11,570	2,471
AMETEK Inc.	52,493	2,436
Northrop Grumman Corp.	12,084	2,323
Danaher Corp.	25,115	2,242
CH Robinson Worldwide Inc.	31,826	2,222
* Waters Corp.	17,771	2,138
Alaska Air Group Inc.	28,307	2,092
* Stericycle Inc.	18,290	2,084
* Mettler-Toledo International Inc.	6,101	1,921
Expeditors International of Washington Inc.	41,757	1,912
Snap-on Inc.	12,759	1,846
Cintas Corp.	19,378	1,628
United Technologies Corp.	16,653	1,609
Caterpillar Inc.	22,580	1,529
JB Hunt Transport Services Inc.	19,749	1,507
Wabtec Corp.	20,787	1,468
Roper Technologies Inc.	8,319	1,397
Parker-Hannifin Corp.	13,718	1,388
Huntington Ingalls Industries Inc.	10,572	1,386

38

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* IHS Inc. Class A	12,709	1,322
CSX Corp.	54,674	1,320
Allegion plc	20,546	1,294
* Spirit AeroSystems Holdings Inc. Class A	28,032	1,289
* CoStar Group Inc.	6,957	1,232
Avery Dennison Corp.	18,410	1,199
IDEX Corp.	15,292	1,149
Robert Half International Inc.	29,152	1,148
* Middleby Corp.	12,367	1,145
AO Smith Corp.	15,984	1,125
* HD Supply Holdings Inc.	36,579	1,017
* United Rentals Inc.	19,640	1,013
B/E Aerospace Inc.	22,815	995
* Copart Inc.	25,852	976
Deere & Co.	12,150	974
* Old Dominion Freight Line Inc.	14,993	968
Toro Co.	11,880	947
Graco Inc.	11,871	930
* Genpact Ltd.	34,115	902
Nordson Corp.	12,186	873
Lincoln Electric Holdings Inc.	15,018	820
* Keysight Technologies Inc.	30,117	786
* Spirit Airlines Inc.	15,668	748
Donaldson Co. Inc.	26,138	738
* Zebra Technologies Corp.	11,175	690
FLIR Systems Inc.	19,429	602
Flowserve Corp.	14,000	588
Landstar System Inc.	9,673	573
Booz Allen Hamilton Holding Corp. Class A	20,680	571
Rollins Inc.	20,596	567
* JetBlue Airways Corp.	25,697	565
Allison Transmission Holdings Inc.	21,527	510
Waste Management Inc.	8,110	453
Textron Inc.	13,202	451
RR Donnelley & Sons Co.	23,725	360
* Clean Harbors Inc.	8,430	359
Covanta Holding Corp.	24,246	338
Pitney Bowes Inc.	16,814	305
Carlisle Cos. Inc.	3,185	287
Stanley Black & Decker Inc.	3,005	282
* Genesee & Wyoming Inc. Class A	4,658	264
MSC Industrial Direct Co. Inc. Class A	3,442	239
* TopBuild Corp.	8,614	232
Hubbell Inc. Class B	1,861	185
National Instruments Corp.	5,918	171
* Quanta Services Inc.	7,884	160
BWX Technologies Inc.	4,189	134
* AECOM	3,912	107
* Trimble Navigation Ltd.	2,615	61
* Babcock & Wilcox Enterprises Inc.	2,104	41
Air Lease Corp. Class A	1,087	33
Teekay Corp.	3,299	26
Regal Beloit Corp.	476	26
		250,160
Technology (22.2%)
Apple Inc.	1,248,821	120,748
Microsoft Corp.	994,319	50,591
* Facebook Inc. Class A	469,163	50,163
* Alphabet Inc. Class A	62,496	44,823
* Alphabet Inc. Class C	63,765	44,493
Oracle Corp.	411,621	15,139
International Business Machines Corp.	109,154	14,302
Texas Instruments Inc.	225,278	11,944
* salesforce.com inc	142,186	9,633

39

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Adobe Systems Inc.	108,481	9,237
*	Broadcom Ltd.	57,360	7,685
*	Cognizant Technology Solutions Corp. Class A	132,456	7,547
	Intuit Inc.	59,573	5,757
*	Electronic Arts Inc.	67,950	4,365
	Amphenol Corp. Class A	66,994	3,555
	Analog Devices Inc.	62,158	3,294
	Motorola Solutions Inc.	38,405	2,822
	Applied Materials Inc.	147,660	2,786
*	LinkedIn Corp. Class A	23,625	2,769
	Skyworks Solutions Inc.	41,490	2,757
*	Red Hat Inc.	39,791	2,600
	QUALCOMM Inc.	49,734	2,526
*	Citrix Systems Inc.	34,896	2,465
	KLA-Tencor Corp.	34,801	2,357
	Linear Technology Corp.	52,123	2,274
*	Palo Alto Networks Inc.	15,616	2,261
*	Twitter Inc.	122,948	2,228
	Intel Corp.	72,316	2,140
*	Akamai Technologies Inc.	38,947	2,102
	Microchip Technology Inc.	44,900	1,998
*	Autodesk Inc.	36,337	1,880
*	ServiceNow Inc.	33,006	1,815
*	VeriSign Inc.	21,178	1,789
	Lam Research Corp.	24,241	1,777
	CDK Global Inc.	34,456	1,547
*	F5 Networks Inc.	15,617	1,502
*	Gartner Inc.	17,908	1,476
*	Workday Inc. Class A	22,817	1,379
*	Qorvo Inc.	30,296	1,366
*	Cadence Design Systems Inc.	62,736	1,352
*	SBA Communications Corp. Class A	13,760	1,306
*	Splunk Inc.	27,035	1,179
	CDW Corp.	28,344	1,122
*	Ultimate Software Group Inc.	6,228	1,070
	EMC Corp.	34,942	913
	SS&C Technologies Holdings Inc.	15,638	912
*,^	VMware Inc. Class A	17,651	891
*	Fortinet Inc.	31,070	882
	Solera Holdings Inc.	14,468	806
*	PTC Inc.	25,356	784
*	IMS Health Holdings Inc.	28,666	739
	Atmel Corp.	91,289	738
	IAC/InterActiveCorp	16,151	717
	Maxim Integrated Products Inc.	21,058	713
*	ON Semiconductor Corp.	83,761	703
	Cognex Corp.	18,950	701
	Sabre Corp.	24,817	674
*	IPG Photonics Corp.	7,684	634
	Xilinx Inc.	13,215	624
	DST Systems Inc.	5,808	607
*	VeriFone Systems Inc.	24,096	576
*	Rackspace Hosting Inc.	25,309	545
*	Teradata Corp.	21,814	544
*	NetSuite Inc.	8,626	521
*	FireEye Inc.	29,379	498
	NetApp Inc.	19,772	491
*	Arista Networks Inc.	7,152	490
*	Groupon Inc. Class A	102,267	489
*	Tableau Software Inc. Class A	10,687	488
	Juniper Networks Inc.	14,813	366
	Harris Corp.	4,643	362
*	ARRIS International plc	14,351	343
*	ANSYS Inc.	3,720	309

40

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
February 29, 2016

					Market
					Value
				Shares	($000)
*	Yelp Inc. Class A			13,851	280
*	CommScope Holding Co. Inc.			10,361	261
*	Micron Technology Inc.			18,931	201
	Jabil Circuit Inc.			7,100	148
*	GoDaddy Inc. Class A			4,652	146
*	Black Knight Financial Services Inc. Class A			3,567	105
*	Synopsys Inc.			2,234	100
*	Inovalon Holdings Inc. Class A			5,011	86
*	3D Systems Corp.			8,037	86
*	Match Group Inc.			5,899	64
	Ingram Micro Inc.			1,721	62
	Leidos Holdings Inc.			1,123	49
					477,569
Utilities (2.4%)
	Verizon Communications Inc.			820,448	41,621
	AT&T Inc.			193,653	7,156
*	Zayo Group Holdings Inc.			26,800	635
	ITC Holdings Corp.			12,140	493
	Dominion Resources Inc.			6,264	438
*	Level 3 Communications Inc.			7,363	357
*	Calpine Corp.			8,408	106
					50,806
Total Common Stocks (Cost $1,897,667)					2,145,936

		Coupon
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
3,4	Vanguard Market Liquidity Fund	0.475%		8,951,812	8,952

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.0%)
5,6	Federal Home Loan Bank Discount Notes	0.572%	6/22/16	600	599
Total Temporary Cash Investments (Cost $9,551)					9,551
Total Investments (100.0%) (Cost $1,907,218)					2,155,487
Other Assets and Liabilities—Net (0.0%)[4]					(529)
Net Assets (100%)					2,154,958

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $5,750,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.6% and 0.4%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $5,968,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.

41

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA18482_042016

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (15.0%)
Vail Resorts Inc.	21,673	2,761
* Burlington Stores Inc.	44,800	2,511
Pool Corp.	25,889	2,078
* Buffalo Wild Wings Inc.	11,296	1,792
American Eagle Outfitters Inc.	116,221	1,774
Texas Roadhouse Inc. Class A	41,642	1,737
* Cimpress NV	19,513	1,721
^ Cracker Barrel Old Country Store Inc.	11,411	1,689
* Helen of Troy Ltd.	16,964	1,618
* Tenneco Inc.	34,413	1,566
* Houghton Mifflin Harcourt Co.	81,539	1,534
Cheesecake Factory Inc.	29,025	1,448
Jack in the Box Inc.	20,708	1,424
* Bright Horizons Family Solutions Inc.	22,253	1,410
CalAtlantic Group Inc.	45,831	1,391
Cooper Tire & Rubber Co.	34,324	1,349
Monro Muffler Brake Inc.	18,970	1,297
Bloomin' Brands Inc.	73,862	1,277
Lithia Motors Inc. Class A	13,586	1,260
* G-III Apparel Group Ltd.	23,789	1,255
* Five Below Inc.	32,488	1,246
Sinclair Broadcast Group Inc. Class A	39,558	1,221
Abercrombie & Fitch Co.	41,505	1,206
Big Lots Inc.	29,615	1,198
* Steven Madden Ltd.	33,388	1,175
Wolverine World Wide Inc.	61,709	1,168
* DreamWorks Animation SKG Inc. Class A	45,365	1,164
Dana Holding Corp.	91,166	1,134
* Deckers Outdoor Corp.	19,514	1,104
* Grand Canyon Education Inc.	28,115	1,096
Chico's FAS Inc.	85,337	1,089
* IMAX Corp.	35,804	1,057
* Pinnacle Entertainment Inc.	36,196	1,046
New York Times Co. Class A	82,209	1,033
HSN Inc.	19,405	1,030
Churchill Downs Inc.	7,545	1,023
Columbia Sportswear Co.	17,140	1,020
* Stamps.com Inc.	8,532	1,011
Papa John's International Inc.	17,286	1,005
* TRI Pointe Group Inc.	96,676	997
Meredith Corp.	21,847	950
* Media General Inc.	56,982	947
* Shutterfly Inc.	20,981	932
Marriott Vacations Worldwide Corp.	15,364	930
Matthews International Corp. Class A	19,549	926
DineEquity Inc.	10,118	925
Time Inc.	65,213	920
* Liberty TripAdvisor Holdings Inc. Class A	44,383	905
PriceSmart Inc.	11,553	893
* Gentherm Inc.	21,336	890
* Asbury Automotive Group Inc.	15,103	882
* Genesco Inc.	13,167	869
* Express Inc.	50,413	869
* Ascena Retail Group Inc.	102,148	863
Drew Industries Inc.	14,321	862
Sonic Corp.	29,289	860
Sotheby's	36,969	841
Children's Place Inc.	12,334	840
Nexstar Broadcasting Group Inc. Class A	18,608	831
* Boyd Gaming Corp.	47,768	827
Travelport Worldwide Ltd.	62,895	816

1

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Smith & Wesson Holding Corp.	31,990	811
*	Dorman Products Inc.	15,920	805
	Guess? Inc.	36,920	788
	Sturm Ruger & Co. Inc.	11,113	781
	Group 1 Automotive Inc.	13,805	770
*	Meritage Homes Corp.	23,502	763
*	Restoration Hardware Holdings Inc.	19,954	758
*	Popeyes Louisiana Kitchen Inc.	13,759	750
	La-Z-Boy Inc.	30,388	740
	Caleres Inc.	26,093	739
	SeaWorld Entertainment Inc.	40,688	736
	DeVry Education Group Inc.	37,674	688
*	Tumi Holdings Inc.	33,456	661
*	Penn National Gaming Inc.	47,531	658
*	American Axle & Manufacturing Holdings Inc.	44,917	657
	Oxford Industries Inc.	8,695	632
*	LifeLock Inc.	56,139	619
	EW Scripps Co. Class A	35,083	606
*	La Quinta Holdings Inc.	55,686	605
*	Cooper-Standard Holding Inc.	8,144	597
	KB Home	48,633	593
	International Speedway Corp. Class A	16,734	577
	Cato Corp. Class A	15,754	570
*	Krispy Kreme Doughnuts Inc.	38,796	568
*	BJ's Restaurants Inc.	12,841	566
*,^	Mattress Firm Holding Corp.	12,323	555
	Scholastic Corp.	15,820	554
	MDC Partners Inc. Class A	25,789	550
*	Red Robin Gourmet Burgers Inc.	8,434	549
	National CineMedia Inc.	36,346	543
*	Diamond Resorts International Inc.	24,785	540
	Buckle Inc.	16,923	538
	Bob Evans Farms Inc.	12,493	536
*	Belmond Ltd. Class A	57,852	532
*	Fiesta Restaurant Group Inc.	15,963	529
*	Select Comfort Corp.	29,371	526
*	American Woodmark Corp.	7,632	521
	MDC Holdings Inc.	23,367	517
*	Denny's Corp.	49,863	515
*	Dave & Buster's Entertainment Inc.	13,681	505
	Finish Line Inc. Class A	27,649	504
*	Vitamin Shoppe Inc.	17,782	491
*	Hibbett Sports Inc.	13,665	485
*	TiVo Inc.	57,569	483
*,^	Wayfair Inc.	12,012	468
*	Apollo Education Group Inc.	55,895	458
*	Francesca's Holdings Corp.	25,253	457
*	Universal Electronics Inc.	8,542	454
*	Crocs Inc.	45,629	447
*	Tailored Brands Inc.	28,854	446
	Ethan Allen Interiors Inc.	15,242	435
*	Gray Television Inc.	37,580	434
*	Cavco Industries Inc.	5,300	430
	Callaway Golf Co.	46,983	418
	New Media Investment Group Inc.	26,715	418
*,^	Shutterstock Inc.	11,833	413
	Rent-A-Center Inc.	31,891	407
*	Meritor Inc.	53,778	400
*,^	Zoe's Kitchen Inc.	11,357	397
	Sonic Automotive Inc. Class A	19,828	380
*	Motorcar Parts of America Inc.	10,647	367
*	Biglari Holdings Inc.	991	365
	Ruth's Hospitality Group Inc.	20,593	362
	Standard Motor Products Inc.	11,884	358

2

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	2U Inc.	15,955	357
	Nutrisystem Inc.	17,375	354
	ClubCorp Holdings Inc.	25,892	344
	Capella Education Co.	7,360	340
	Viad Corp.	11,898	337
*	Central Garden & Pet Co. Class A	24,824	336
*	Quotient Technology Inc.	36,914	321
*	Carmike Cinemas Inc.	14,540	319
	Fred's Inc. Class A	22,297	319
*	Nautilus Inc.	18,834	318
	Outerwall Inc.	10,141	316
*	Chuy's Holdings Inc.	9,868	316
*	HealthStream Inc.	14,936	309
	AMC Entertainment Holdings Inc.	12,785	307
	Winnebago Industries Inc.	16,303	305
*	Regis Corp.	21,150	303
*	Caesars Entertainment Corp.	33,482	303
	World Wrestling Entertainment Inc. Class A	18,053	302
*	Strayer Education Inc.	6,598	298
	Interval Leisure Group Inc.	22,964	297
	Barnes & Noble Inc.	29,924	290
	Entravision Communications Corp. Class A	37,443	289
*	Carrols Restaurant Group Inc.	21,348	283
	Movado Group Inc.	9,578	280
	Superior Industries International Inc.	13,879	274
*	Taylor Morrison Home Corp. Class A	19,635	273
	Tower International Inc.	12,671	272
*	MarineMax Inc.	15,323	272
*	Scientific Games Corp. Class A	30,579	260
*	M/I Homes Inc.	14,739	259
	Pier 1 Imports Inc.	52,374	259
*	FTD Cos. Inc.	11,079	258
*	RealD Inc.	23,586	255
	Inter Parfums Inc.	9,961	252
*	Iconix Brand Group Inc.	28,885	251
*	Revlon Inc. Class A	6,996	245
*	Zumiez Inc.	11,846	245
*,^	Conn's Inc.	14,205	241
	Haverty Furniture Cos. Inc.	12,377	241
*,^	Lands' End Inc.	9,956	240
	National Presto Industries Inc.	2,912	237
*	Angie's List Inc.	25,678	237
*	XO Group Inc.	15,966	228
	Libbey Inc.	12,866	214
	Shoe Carnival Inc.	9,065	214
*	Del Frisco's Restaurant Group Inc.	13,813	213
*	Vera Bradley Inc.	12,750	212
	Hooker Furniture Corp.	6,587	210
*	Stoneridge Inc.	16,979	204
*	Performance Sports Group Ltd.	26,790	204
*	Barnes & Noble Education Inc.	19,020	203
	Marcus Corp.	10,872	203
	Bassett Furniture Industries Inc.	6,552	203
*	Tile Shop Holdings Inc.	15,975	202
*	K12 Inc.	20,062	196
*	LGI Homes Inc.	8,135	193
*	Chegg Inc.	44,693	192
*	Ruby Tuesday Inc.	36,084	191
*,^	Weight Watchers International Inc.	16,150	190
*	Lumber Liquidators Holdings Inc.	16,438	186
	Carriage Services Inc. Class A	8,975	185
*	Tuesday Morning Corp.	26,998	182
	Blue Nile Inc.	6,885	179
*	Entercom Communications Corp. Class A	15,026	172

3

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	Journal Media Group Inc.	14,225	171
*	Malibu Boats Inc. Class A	10,914	169
*	ZAGG Inc.	16,161	168
	Citi Trends Inc.	9,026	167
*	Eldorado Resorts Inc.	16,412	164
*	Caesars Acquisition Co. Class A	27,013	164
*	Potbelly Corp.	12,756	160
*	WCI Communities Inc.	9,055	156
	Stage Stores Inc.	18,564	156
*	American Public Education Inc.	9,914	153
	Big 5 Sporting Goods Corp.	11,129	152
*	Party City Holdco Inc.	14,990	148
*	Sequential Brands Group Inc.	21,141	147
	Flexsteel Industries Inc.	3,597	147
*	Fox Factory Holding Corp.	9,765	146
	CSS Industries Inc.	5,384	146
	Kirkland's Inc.	10,189	146
*	Isle of Capri Casinos Inc.	12,766	145
*,^	Shake Shack Inc. Class A	3,396	141
*	Sportsman's Warehouse Holdings Inc.	10,832	140
*	Century Communities Inc.	8,904	140
*,^	Eros International plc	17,455	139
*	Perry Ellis International Inc.	7,538	139
*	Habit Restaurants Inc. Class A	6,663	138
*	Beazer Homes USA Inc.	18,860	138
*	Planet Fitness Inc. Class A	9,474	136
	Arctic Cat Inc.	7,698	135
	Winmark Corp.	1,372	133
*	Federal-Mogul Holdings Corp.	18,231	132
*	William Lyon Homes Class A	11,102	132
	Tribune Publishing Co.	15,595	131
*	Franklin Covey Co.	7,489	129
*	Ollie's Bargain Outlet Holdings Inc.	6,331	128
*	America's Car-Mart Inc.	5,071	127
	Speedway Motorsports Inc.	6,931	126
*	Daily Journal Corp.	648	126
*	Build-A-Bear Workshop Inc.	8,819	126
	Stein Mart Inc.	16,904	125
*	TubeMogul Inc.	9,674	124
*	Monarch Casino & Resort Inc.	5,961	120
*	1-800-Flowers.com Inc. Class A	14,752	115
*	Overstock.com Inc.	7,484	109
*	El Pollo Loco Holdings Inc.	8,379	108
*	Jamba Inc.	8,133	108
	Strattec Security Corp.	2,055	106
	Weyco Group Inc.	3,872	105
*,^	Central European Media Enterprises Ltd. Class A	42,504	105
*	Hovnanian Enterprises Inc. Class A	69,047	104
*	Reading International Inc. Class A	10,325	104
*	Career Education Corp.	40,183	101
*	Etsy Inc.	12,576	100
*	Horizon Global Corp.	10,912	96
*	Eastman Kodak Co.	10,125	96
*	Elizabeth Arden Inc.	15,334	95
	Metaldyne Performance Group Inc.	6,511	93
*	Destination XL Group Inc.	20,560	91
*,^	Intrawest Resorts Holdings Inc.	10,627	91
*	Wingstop Inc.	3,782	90
*	Cherokee Inc.	5,285	90
	Harte-Hanks Inc.	28,870	89
*	JAKKS Pacific Inc.	12,065	87
*	Crown Media Holdings Inc. Class A	19,540	86
*	West Marine Inc.	10,428	85
*	Noodles & Co. Class A	6,454	83

4

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Hemisphere Media Group Inc. Class A	5,943	82
*	J Alexander's Holdings Inc.	7,781	81
	Marchex Inc. Class B	18,725	80
*	Kona Grill Inc.	5,232	78
	Saga Communications Inc. Class A	2,066	78
	Lifetime Brands Inc.	6,428	77
	Superior Uniform Group Inc.	4,285	76
	Escalade Inc.	6,030	76
*	Duluth Holdings Inc.	4,492	74
	Collectors Universe Inc.	4,448	71
*	Boot Barn Holdings Inc.	6,923	70
*	Bravo Brio Restaurant Group Inc.	8,953	70
*	Bojangles' Inc.	4,814	70
*	Care.com Inc.	11,482	70
*	New Home Co. Inc.	6,475	65
*	Papa Murphy's Holdings Inc.	5,926	64
*	Bridgepoint Education Inc.	10,069	64
	Johnson Outdoors Inc. Class A	2,886	63
*	QuinStreet Inc.	20,705	61
*	Systemax Inc.	6,816	60
*	Black Diamond Inc.	13,191	57
	Liberty Tax Inc.	3,332	57
*	Vince Holding Corp.	8,509	55
*	MCBC Holdings Inc.	3,986	53
	Universal Technical Institute Inc.	12,617	49
*	Container Store Group Inc.	9,109	49
*	Skullcandy Inc.	13,045	46
	Marine Products Corp.	6,220	46
*	Fogo De Chao Inc.	2,849	46
*	VOXX International Corp. Class A	11,386	45
*	Tilly's Inc. Class A	6,130	44
*	Instructure Inc.	2,940	42
*	Sizmek Inc.	12,295	40
*	Fenix Parts Inc.	7,911	39
*	Townsquare Media Inc. Class A	3,663	36
*	Cambium Learning Group Inc.	7,593	34
*	Christopher & Banks Corp.	19,661	28
*	Morgans Hotel Group Co.	15,352	23
*,^	Empire Resorts Inc.	1,691	21
*	Cumulus Media Inc. Class A	78,536	20
*	EVINE Live Inc.	27,634	14
	bebe stores inc	13,702	6
			135,635
Consumer Staples (3.6%)
*	TreeHouse Foods Inc.	33,530	2,831
*	Post Holdings Inc.	36,587	2,541
	Casey's General Stores Inc.	23,083	2,437
	Sanderson Farms Inc.	13,292	1,213
	B&G Foods Inc.	34,526	1,194
	Vector Group Ltd.	51,207	1,190
	Lancaster Colony Corp.	11,045	1,124
	Dean Foods Co.	55,914	1,079
*	Boston Beer Co. Inc. Class A	5,426	1,021
	Core-Mark Holding Co. Inc.	13,787	1,015
^	Cal-Maine Foods Inc.	18,592	992
	J&J Snack Foods Corp.	8,819	977
	Snyder's-Lance Inc.	28,984	948
	WD-40 Co.	8,704	940
*	United Natural Foods Inc.	29,939	924
	Fresh Del Monte Produce Inc.	19,950	800
*	SUPERVALU Inc.	155,014	792
*,^	Diplomat Pharmacy Inc.	21,403	762
	Universal Corp.	13,535	737
	SpartanNash Co.	22,568	619

5

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Diamond Foods Inc.	15,791	598
*	Fresh Market Inc.	25,733	594
	Coca-Cola Bottling Co. Consolidated	2,784	486
	Calavo Growers Inc.	8,776	470
	Andersons Inc.	17,073	458
*	Seaboard Corp.	156	456
*	USANA Health Sciences Inc.	3,348	377
	Tootsie Roll Industries Inc.	10,988	366
	John B Sanfilippo & Son Inc.	4,893	341
*	Omega Protein Corp.	13,145	312
	Weis Markets Inc.	6,621	276
	Ingles Markets Inc. Class A	8,080	273
*	National Beverage Corp.	6,761	257
*	Performance Food Group Co.	9,766	242
*	Smart & Final Stores Inc.	14,375	234
*	Chefs' Warehouse Inc.	11,565	218
	PetMed Express Inc.	12,259	202
	Medifast Inc.	6,308	191
*	Seneca Foods Corp. Class A	4,581	152
^	Natural Health Trends Corp.	4,869	152
	Orchids Paper Products Co.	5,507	152
	MGP Ingredients Inc.	5,908	138
*	Nutraceutical International Corp.	4,837	119
*	Farmer Brothers Co.	4,483	118
*	Natural Grocers by Vitamin Cottage Inc.	5,626	113
	Village Super Market Inc. Class A	4,142	110
	Limoneira Co.	6,856	96
*	Amplify Snack Brands Inc.	8,521	88
*	Freshpet Inc.	11,998	80
*	Inventure Foods Inc.	11,593	71
*	Synutra International Inc.	12,952	66
	Alico Inc.	2,340	56
*	Craft Brew Alliance Inc.	6,407	53
	Nature's Sunshine Products Inc.	6,118	51
*	Castle Brands Inc.	35,317	29
*	Lifeway Foods Inc.	2,529	29
*	Arcadia Biosciences Inc.	4,962	14
*,^	Fairway Group Holdings Corp.	13,260	4
			32,178
Energy (2.0%)
*	PDC Energy Inc.	23,908	1,198
	Western Refining Inc.	42,479	1,133
*	Parsley Energy Inc. Class A	59,446	1,093
*	RSP Permian Inc.	39,294	940
*	Oil States International Inc.	30,561	798
*	Carrizo Oil & Gas Inc.	34,628	744
*	Matador Resources Co.	43,661	705
*	Oasis Petroleum Inc.	107,390	579
	Delek US Holdings Inc.	34,094	539
*	SEACOR Holdings Inc.	10,956	530
	SemGroup Corp. Class A	26,250	499
*	McDermott International Inc.	142,869	471
*	Synergy Resources Corp.	70,957	443
*	Forum Energy Technologies Inc.	35,453	417
	Green Plains Inc.	22,661	308
*	Callon Petroleum Co.	46,980	300
*	Matrix Service Co.	15,725	289
*	Exterran Corp.	20,882	285
^	Atwood Oceanics Inc.	37,765	260
*	Helix Energy Solutions Group Inc.	64,085	250
*	PowerSecure International Inc.	13,262	247
*	TETRA Technologies Inc.	48,013	242
	CARBO Ceramics Inc.	11,928	238
*	Flotek Industries Inc.	32,369	236

6

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	SunCoke Energy Inc.	40,007	189
*	Renewable Energy Group Inc.	25,937	189
	Alon USA Energy Inc.	19,055	188
*	Par Pacific Holdings Inc.	9,385	185
*	Newpark Resources Inc.	48,849	182
	Tesco Corp.	23,985	174
*	REX American Resources Corp.	3,434	173
	Archrock Inc.	42,433	169
*	Hornbeck Offshore Services Inc.	18,909	162
*	Unit Corp.	29,481	158
	Panhandle Oil and Gas Inc. Class A	9,829	153
*	Natural Gas Services Group Inc.	7,336	132
*	Clean Energy Fuels Corp.	41,873	121
*	Northern Oil and Gas Inc.	35,425	118
*	Trecora Resources	11,910	115
*	Era Group Inc.	12,333	114
*	Parker Drilling Co.	72,485	113
*	Sanchez Energy Corp.	30,623	109
*	EnerNOC Inc.	17,237	106
*	EXCO Resources Inc.	93,722	98
*	Vivint Solar Inc.	11,871	94
*	RigNet Inc.	6,989	92
*	Geospace Technologies Corp.	7,759	87
*	Bill Barrett Corp.	29,727	85
*,^	FuelCell Energy Inc.	14,275	81
	TerraForm Global Inc. Class A	24,391	77
*	Green Brick Partners Inc.	12,445	76
*	Pacific Ethanol Inc.	18,798	74
*,^	Solazyme Inc.	47,251	74
*	Fairmount Santrol Holdings Inc.	36,764	73
*,^	Westmoreland Coal Co.	10,254	63
*	Contango Oil & Gas Co.	10,290	62
	Evolution Petroleum Corp.	14,267	62
*	Ring Energy Inc.	14,267	60
*	Ameresco Inc. Class A	11,507	59
*	Cloud Peak Energy Inc.	33,930	58
*	Sunrun Inc.	10,159	57
*	Civeo Corp.	61,335	55
^	Nordic American Offshore Ltd.	11,564	54
*	Bonanza Creek Energy Inc.	28,959	54
*	Stone Energy Corp.	33,029	51
*	Pioneer Energy Services Corp.	36,941	51
*	Clayton Williams Energy Inc.	3,458	51
*	Abraxas Petroleum Corp.	53,674	48
*	Isramco Inc.	578	47
*,^	Basic Energy Services Inc.	24,490	43
*,^	Enphase Energy Inc.	16,720	39
*	Independence Contract Drilling Inc.	9,760	38
*,^	W&T Offshore Inc.	20,576	37
	Adams Resources & Energy Inc.	1,138	37
*	C&J Energy Services Ltd.	33,312	34
*,^	Ultra Petroleum Corp.	88,323	31
*	Gastar Exploration Inc.	45,177	31
	Hallador Energy Co.	5,725	28
*,^	Peabody Energy Corp.	11,159	27
*	Eclipse Resources Corp.	27,371	26
*	Halcon Resources Corp.	43,656	25
*	Jones Energy Inc. Class A	16,363	25
*,^	Erin Energy Corp.	8,350	20
^	Energy XXI Ltd.	52,484	20
*,^	Rex Energy Corp.	28,578	17
*	Key Energy Services Inc.	71,147	16
*	ION Geophysical Corp.	5,250	16
*	Seventy Seven Energy Inc.	33,344	16

7

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* Approach Resources Inc.	19,354	15
* TransAtlantic Petroleum Ltd.	16,372	10
* Triangle Petroleum Corp.	24,965	8
North Atlantic Drilling Ltd.	4,326	8
* Earthstone Energy Inc.	532	6
* Global Geophysical Services Inc.	127	—
		17,910
Financial Services (27.2%)
CubeSmart	99,168	2,965
MarketAxess Holdings Inc.	22,175	2,627
Sovran Self Storage Inc.	23,399	2,491
Highwoods Properties Inc.	55,879	2,434
First American Financial Corp.	64,400	2,385
Investors Bancorp Inc.	207,199	2,345
EPR Properties	33,976	2,114
Heartland Payment Systems Inc.	21,745	2,034
Sun Communities Inc.	30,086	2,032
* Euronet Worldwide Inc.	30,844	2,022
Umpqua Holdings Corp.	131,036	1,971
FirstMerit Corp.	98,663	1,937
CNO Financial Group Inc.	110,769	1,931
DCT Industrial Trust Inc.	52,899	1,914
Gramercy Property Trust	249,400	1,883
Fair Isaac Corp.	18,459	1,837
Webster Financial Corp.	53,957	1,813
Bank of the Ozarks Inc.	46,352	1,754
Healthcare Realty Trust Inc.	59,680	1,731
Prosperity Bancshares Inc.	41,727	1,688
RLJ Lodging Trust	78,669	1,650
LaSalle Hotel Properties	67,197	1,636
RLI Corp.	25,690	1,613
PrivateBancorp Inc.	46,895	1,611
Medical Properties Trust Inc.	139,232	1,611
New Residential Investment Corp.	137,158	1,606
Sunstone Hotel Investors Inc.	124,165	1,602
CyrusOne Inc.	39,444	1,564
* Western Alliance Bancorp	51,172	1,521
Education Realty Trust Inc.	37,744	1,497
FNB Corp.	120,500	1,480
United Bankshares Inc.	41,336	1,448
First Industrial Realty Trust Inc.	65,995	1,420
National Health Investors Inc.	22,378	1,408
* MGIC Investment Corp.	202,289	1,384
MB Financial Inc.	44,730	1,365
Acadia Realty Trust	40,956	1,354
DuPont Fabros Technology Inc.	37,699	1,344
Home BancShares Inc.	34,000	1,344
Kite Realty Group Trust	49,773	1,340
Fulton Financial Corp.	105,229	1,327
Equity One Inc.	47,474	1,301
GEO Group Inc.	44,591	1,295
Urban Edge Properties	52,893	1,286
Cathay General Bancorp	47,618	1,271
Valley National Bancorp	138,541	1,247
Ryman Hospitality Properties Inc.	25,945	1,242
Radian Group Inc.	114,150	1,233
Primerica Inc.	28,854	1,217
Wintrust Financial Corp.	28,269	1,201
Washington Federal Inc.	56,531	1,198
* Stifel Financial Corp.	40,481	1,172
Pebblebrook Hotel Trust	42,890	1,165
UMB Financial Corp.	23,536	1,156
BancorpSouth Inc.	57,561	1,147
Selective Insurance Group Inc.	33,810	1,135

8

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Hudson Pacific Properties Inc.	44,427	1,133
Janus Capital Group Inc.	87,598	1,133
Cousins Properties Inc.	129,389	1,121
Physicians Realty Trust	64,567	1,109
* Blackhawk Network Holdings Inc.	32,393	1,096
Retail Opportunity Investments Corp.	59,439	1,092
IBERIABANK Corp.	22,828	1,088
Colony Capital Inc. Class A	66,219	1,086
First Citizens BancShares Inc. Class A	4,598	1,077
Glacier Bancorp Inc.	45,138	1,075
Hancock Holding Co.	46,527	1,073
DiamondRock Hospitality Co.	119,934	1,067
PS Business Parks Inc.	11,578	1,063
Mack-Cali Realty Corp.	53,306	1,061
Capitol Federal Financial Inc.	84,125	1,057
Kennedy-Wilson Holdings Inc.	55,455	1,055
Washington REIT	40,751	1,054
EastGroup Properties Inc.	19,158	1,039
Sterling Bancorp	71,300	1,027
Xenia Hotels & Resorts Inc.	66,710	1,022
^ First Financial Bankshares Inc.	38,347	1,013
Pinnacle Financial Partners Inc.	21,419	993
Columbia Banking System Inc.	34,447	993
CVB Financial Corp.	63,468	986
Alexander & Baldwin Inc.	29,020	973
Evercore Partners Inc. Class A	20,678	965
Lexington Realty Trust	122,036	945
LTC Properties Inc.	21,242	944
Community Bank System Inc.	25,448	942
BGC Partners Inc. Class A	108,650	939
CoreSite Realty Corp.	14,450	931
Argo Group International Holdings Ltd.	16,609	926
National Penn Bancshares Inc.	83,056	924
New York REIT Inc.	96,266	924
* Cardtronics Inc.	26,809	904
South State Corp.	14,464	903
Monogram Residential Trust Inc.	99,208	901
Chesapeake Lodging Trust	35,435	900
Trustmark Corp.	40,095	877
* Texas Capital Bancshares Inc.	27,117	877
* Enstar Group Ltd.	5,392	852
Invesco Mortgage Capital Inc.	73,503	831
American Assets Trust Inc.	22,234	825
* Eagle Bancorp Inc.	17,919	821
WisdomTree Investments Inc.	67,814	804
Astoria Financial Corp.	53,840	802
Ramco-Gershenson Properties Trust	47,185	793
Hatteras Financial Corp.	57,373	789
Pennsylvania REIT	40,913	784
Old National Bancorp	69,527	776
Select Income REIT	37,462	772
Sabra Health Care REIT Inc.	38,768	772
First Midwest Bancorp Inc.	46,189	771
* Hilltop Holdings Inc.	45,547	760
Northwest Bancshares Inc.	60,260	759
Horace Mann Educators Corp.	24,421	752
Financial Engines Inc.	30,819	752
EverBank Financial Corp.	57,294	746
Renasant Corp.	23,817	744
CYS Investments Inc.	94,654	742
QTS Realty Trust Inc. Class A	16,546	737
Simmons First National Corp. Class A	17,843	735
International Bancshares Corp.	32,448	732
Provident Financial Services Inc.	39,184	728

9

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	PRA Group Inc.	28,931	706
	First Cash Financial Services Inc.	16,701	704
	Kemper Corp.	25,944	697
	NBT Bancorp Inc.	26,374	680
^	Westamerica Bancorporation	15,103	679
	BBCN Bancorp Inc.	47,287	677
	STAG Industrial Inc.	38,518	676
*	BofI Holding Inc.	36,498	676
	Independent Bank Corp.	15,649	676
	Chemical Financial Corp.	19,955	675
	Parkway Properties Inc.	50,347	674
	Kearny Financial Corp.	55,438	664
	Park National Corp.	7,755	661
	American Equity Investment Life Holding Co.	48,461	659
	WesBanco Inc.	23,012	651
	Potlatch Corp.	24,206	640
*	Essent Group Ltd.	33,144	638
	FelCor Lodging Trust Inc.	84,986	629
*	Beneficial Bancorp Inc.	49,012	627
	Government Properties Income Trust	41,784	620
	First Financial Bancorp	36,447	611
	Union Bankshares Corp.	26,780	610
	Great Western Bancorp Inc.	24,513	603
	Redwood Trust Inc.	50,031	595
	AMERISAFE Inc.	11,381	586
	STORE Capital Corp.	24,159	583
	PennyMac Mortgage Investment Trust	44,293	583
	Terreno Realty Corp.	25,794	571
	HFF Inc. Class A	22,659	567
*	Green Dot Corp. Class A	27,294	564
	Summit Hotel Properties Inc.	51,932	561
*	MBIA Inc.	81,528	559
	Capstead Mortgage Corp.	57,456	558
	WSFS Financial Corp.	18,385	557
	Hersha Hospitality Trust Class A	27,539	554
	Rexford Industrial Realty Inc.	32,832	553
*	Third Point Reinsurance Ltd.	50,036	553
	Inland Real Estate Corp.	52,084	552
	United Community Banks Inc.	31,709	549
*	HRG Group Inc.	46,925	546
	Apollo Commercial Real Estate Finance Inc.	34,944	540
	First Merchants Corp.	23,943	531
	Nelnet Inc. Class A	14,073	529
	Employers Holdings Inc.	18,982	527
	Boston Private Financial Holdings Inc.	49,730	525
	S&T Bancorp Inc.	20,654	521
	Ameris Bancorp	19,260	520
	Cash America International Inc.	15,251	514
	Franklin Street Properties Corp.	54,023	514
*	Navigators Group Inc.	6,277	508
	Infinity Property & Casualty Corp.	6,783	507
	Talmer Bancorp Inc. Class A	30,067	505
	LegacyTexas Financial Group Inc.	28,374	504
*	FCB Financial Holdings Inc. Class A	16,759	503
	Tompkins Financial Corp.	8,887	502
*,^	St. Joe Co.	32,899	500
	Banner Corp.	12,543	498
	New Senior Investment Group Inc.	51,314	497
*	Colony Starwood Homes	22,613	497
	Safety Insurance Group Inc.	8,950	495
	United Fire Group Inc.	12,170	491
	ServisFirst Bancshares Inc.	13,334	487
	Towne Bank	27,370	477
	Alexander's Inc.	1,236	476

10

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
National General Holdings Corp.	23,834	475
EVERTEC Inc.	39,188	466
Stewart Information Services Corp.	13,800	466
Agree Realty Corp.	12,331	457
Chatham Lodging Trust	22,766	457
* FNFV Group	44,638	454
First Commonwealth Financial Corp.	52,842	454
Meridian Bancorp Inc.	32,701	451
Berkshire Hills Bancorp Inc.	17,464	451
Oritani Financial Corp.	26,463	448
Investors Real Estate Trust	72,690	446
Brookline Bancorp Inc.	41,912	440
Northfield Bancorp Inc.	28,029	440
* iStar Inc.	51,141	433
Lakeland Financial Corp.	9,958	425
Monmouth Real Estate Investment Corp.	37,906	420
ARMOUR Residential REIT Inc.	21,809	420
Wilshire Bancorp Inc.	42,023	414
* Ambac Financial Group Inc.	27,065	413
City Holding Co.	9,136	403
Hannon Armstrong Sustainable Infrastructure Capital Inc.	22,846	402
Greenhill & Co. Inc.	17,423	402
State Bank Financial Corp.	21,350	400
Rouse Properties Inc.	21,762	397
Hanmi Financial Corp.	19,042	397
American Capital Mortgage Investment Corp.	28,315	391
Universal Health Realty Income Trust	7,483	388
Banco Latinoamericano de Comercio Exterior SA	18,066	386
CenterState Banks Inc.	27,309	382
Sandy Spring Bancorp Inc.	14,625	380
Cohen & Steers Inc.	12,155	378
Virtus Investment Partners Inc.	4,105	377
* Greenlight Capital Re Ltd. Class A	17,466	374
Universal Insurance Holdings Inc.	19,102	373
Investment Technology Group Inc.	20,335	373
Cardinal Financial Corp.	19,290	372
BNC Bancorp	18,045	366
Capital Bank Financial Corp.	12,404	365
* Customers Bancorp Inc.	16,105	365
Maiden Holdings Ltd.	30,356	363
* Walker & Dunlop Inc.	15,579	360
Flushing Financial Corp.	17,418	360
Southside Bancshares Inc.	15,255	357
* Encore Capital Group Inc.	15,335	357
Banc of California Inc.	22,820	350
Cedar Realty Trust Inc.	50,276	343
Cass Information Systems Inc.	6,876	343
National Bank Holdings Corp. Class A	17,640	341
United Financial Bancorp Inc.	29,058	336
* Piper Jaffray Cos.	7,913	335
TriCo Bancshares	13,472	334
* Pacific Premier Bancorp Inc.	16,247	334
Urstadt Biddle Properties Inc. Class A	16,749	331
Stock Yards Bancorp Inc.	8,809	329
Enterprise Financial Services Corp.	11,842	328
FBL Financial Group Inc. Class A	5,706	328
* LendingTree Inc.	3,704	327
Heartland Financial USA Inc.	11,117	327
TrustCo Bank Corp. NY	56,619	327
CareTrust REIT Inc.	28,648	326
Yadkin Financial Corp.	15,006	325
Washington Trust Bancorp Inc.	8,737	324
Altisource Residential Corp.	34,197	321
Dime Community Bancshares Inc.	18,613	317

11

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	First Interstate BancSystem Inc. Class A	11,766	315
	Community Trust Bancorp Inc.	9,327	315
	Heritage Financial Corp.	17,996	314
	American Residential Properties Inc.	19,034	302
	Diamond Hill Investment Group Inc.	1,762	298
	Silver Bay Realty Trust Corp.	21,463	295
	1st Source Corp.	9,619	293
	First Potomac Realty Trust	34,501	292
	National Western Life Group Inc. Class A	1,346	289
	Heritage Insurance Holdings Inc.	14,765	288
	German American Bancorp Inc.	8,898	284
	Saul Centers Inc.	5,747	281
	Ashford Hospitality Trust Inc.	50,369	279
	InfraREIT Inc.	13,168	278
	Getty Realty Corp.	15,289	278
	Anworth Mortgage Asset Corp.	58,826	276
	Central Pacific Financial Corp.	13,793	275
	ConnectOne Bancorp Inc.	17,803	275
	First Busey Corp.	14,461	274
	Bryn Mawr Bank Corp.	10,795	271
	MainSource Financial Group Inc.	13,005	269
	Ladder Capital Corp.	25,989	269
	New York Mortgage Trust Inc.	64,064	268
	Western Asset Mortgage Capital Corp.	24,573	266
*	HomeStreet Inc.	13,018	260
*	Nationstar Mortgage Holdings Inc.	21,986	260
	Moelis & Co. Class A	10,301	255
	Bridge Bancorp Inc.	8,939	254
	Apollo Residential Mortgage Inc.	19,611	253
	Virtu Financial Inc. Class A	11,108	248
	CatchMark Timber Trust Inc. Class A	23,263	248
	BancFirst Corp.	4,373	247
	National Storage Affiliates Trust	13,493	244
*	Ocwen Financial Corp.	64,361	244
	NewBridge Bancorp	21,823	239
*	Flagstar Bancorp Inc.	12,423	239
	CoBiz Financial Inc.	21,830	237
	Blue Hills Bancorp Inc.	16,901	233
*	INTL. FCStone Inc.	9,083	232
	Great Southern Bancorp Inc.	6,145	231
*	Cowen Group Inc. Class A	67,537	229
	Waterstone Financial Inc.	16,078	227
	Mercantile Bank Corp.	9,994	226
	Financial Institutions Inc.	8,425	223
	Westwood Holdings Group Inc.	4,494	223
	First Bancorp	12,011	222
	RE/MAX Holdings Inc. Class A	6,925	222
	Clifton Bancorp Inc.	15,025	222
	Lakeland Bancorp Inc.	22,175	222
	First Defiance Financial Corp.	5,626	220
	Univest Corp. of Pennsylvania	11,465	219
*	KCG Holdings Inc. Class A	20,537	217
*	First NBC Bank Holding Co.	9,200	217
*	Altisource Portfolio Solutions SA	8,015	214
*	CU Bancorp	9,780	214
	First Financial Corp.	6,440	212
	State National Cos. Inc.	18,799	212
	Bank Mutual Corp.	28,175	210
*,^	Citizens Inc. Class A	29,875	210
	AG Mortgage Investment Trust Inc.	16,865	208
*	Seacoast Banking Corp. of Florida	13,982	207
	Federated National Holding Co.	8,624	206
	Resource Capital Corp.	18,545	206
	Federal Agricultural Mortgage Corp.	6,317	205

12

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* HomeTrust Bancshares Inc.	11,329	199
First of Long Island Corp.	7,121	198
Independent Bank Corp.	13,422	198
Peoples Bancorp Inc.	11,063	197
Preferred Bank	6,911	197
United Insurance Holdings Corp.	10,060	196
Opus Bank	6,052	195
* Forestar Group Inc.	19,742	192
Gladstone Commercial Corp.	12,910	192
State Auto Financial Corp.	8,912	192
* Anchor BanCorp Wisconsin Inc.	4,586	192
James River Group Holdings Ltd.	6,513	190
Meta Financial Group Inc.	4,555	189
Stonegate Bank	6,494	186
Houlihan Lokey Inc.	7,289	186
* Marcus & Millichap Inc.	8,330	186
First Community Bancshares Inc.	10,258	186
Armada Hoffler Properties Inc.	17,341	184
Dynex Capital Inc.	28,852	183
Pacific Continental Corp.	11,801	182
HCI Group Inc.	5,154	181
Whitestone REIT	16,085	180
* First BanCorp	67,275	180
Park Sterling Corp.	28,613	178
Southwest Bancorp Inc.	11,612	176
Bank of Marin Bancorp	3,551	175
Arrow Financial Corp.	6,620	173
Camden National Corp.	4,419	171
OneBeacon Insurance Group Ltd. Class A	13,225	171
Fidelity & Guaranty Life	6,884	171
OM Asset Management plc	14,949	170
United Community Financial Corp.	28,771	170
Arlington Asset Investment Corp. Class A	13,953	169
* Walter Investment Management Corp.	22,304	167
West Bancorporation Inc.	9,449	166
Suffolk Bancorp	6,814	165
Peoples Financial Services Corp.	4,525	164
Independent Bank Group Inc.	5,873	162
Horizon Bancorp	6,600	160
Preferred Apartment Communities Inc. Class A	13,199	160
One Liberty Properties Inc.	7,463	158
Ashford Hospitality Prime Inc.	16,110	158
* World Acceptance Corp.	4,282	157
* NMI Holdings Inc. Class A	30,626	156
Ares Commercial Real Estate Corp.	15,797	154
Fidelity Southern Corp.	10,234	153
First Connecticut Bancorp Inc.	9,449	152
QCR Holdings Inc.	6,765	152
CNB Financial Corp.	8,462	150
Peapack Gladstone Financial Corp.	9,017	149
OFG Bancorp	25,652	149
Republic Bancorp Inc. Class A	5,815	149
* TriState Capital Holdings Inc.	12,255	147
* Ladenburg Thalmann Financial Services Inc.	61,829	144
Citizens & Northern Corp.	7,237	144
Easterly Government Properties Inc.	8,398	144
GAIN Capital Holdings Inc.	19,849	144
* Safeguard Scientifics Inc.	12,109	143
* Tejon Ranch Co.	7,932	140
* FRP Holdings Inc.	4,106	139
RAIT Financial Trust	52,934	139
Heritage Commerce Corp.	14,834	138
Baldwin & Lyons Inc.	5,671	138
BankFinancial Corp.	11,265	136

13

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	Territorial Bancorp Inc.	5,267	136
*	Global Indemnity plc	4,812	135
	OceanFirst Financial Corp.	7,932	135
	National Bankshares Inc.	4,035	134
	NexPoint Residential Trust Inc.	11,249	133
	UMH Properties Inc.	14,119	133
	Guaranty Bancorp	8,800	131
	Charter Financial Corp.	9,519	131
	Ames National Corp.	5,526	129
	Fox Chase Bancorp Inc.	6,732	129
	American National Bankshares Inc.	5,069	129
	Sierra Bancorp	6,833	128
	GAMCO Investors Inc. Class A	3,688	128
	MidWestOne Financial Group Inc.	4,803	125
*	Sun Bancorp Inc.	5,927	123
	Orchid Island Capital Inc.	12,777	123
	Bar Harbor Bankshares	3,705	123
	Consolidated-Tomoka Land Co.	2,539	122
	Independence Realty Trust Inc.	18,823	121
	Farmers Capital Bank Corp.	4,655	120
	First Bancorp Inc.	6,237	118
*	PICO Holdings Inc.	13,729	117
*	Triumph Bancorp Inc.	8,505	116
	Bluerock Residential Growth REIT Inc. Class A	11,274	116
*	Old Second Bancorp Inc.	17,105	114
	EMC Insurance Group Inc.	4,623	111
*	Everi Holdings Inc.	37,646	111
*	Atlas Financial Holdings Inc.	6,097	110
*	eHealth Inc.	10,762	109
	First Business Financial Services Inc.	5,069	107
	Penns Woods Bancorp Inc.	2,759	107
	Tiptree Financial Inc. Class A	17,276	106
*	BSB Bancorp Inc.	4,810	105
	Enterprise Bancorp Inc.	4,518	103
	Heritage Oaks Bancorp	13,920	101
*	Cascade Bancorp	18,814	101
*	Associated Capital Group Inc. Class A	3,688	101
*	PennyMac Financial Services Inc. Class A	7,926	98
*	Real Industry Inc.	13,943	98
*	Regional Management Corp.	6,360	97
*	Bancorp Inc.	20,184	96
	National Interstate Corp.	4,312	96
*	NewStar Financial Inc.	13,965	96
*	CommunityOne Bancorp	7,412	95
	Capital City Bank Group Inc.	6,511	94
	Hingham Institution for Savings	792	93
	CorEnergy Infrastructure Trust Inc.	6,991	92
*	MoneyGram International Inc.	17,067	92
*	RMR Group Inc. Class A	4,064	92
	Oppenheimer Holdings Inc. Class A	6,275	89
	Calamos Asset Management Inc. Class A	10,441	88
	Merchants Bancshares Inc.	3,033	88
*,^	Trupanion Inc.	9,610	87
*	Franklin Financial Network Inc.	3,172	87
*	Enova International Inc.	14,996	87
*	EZCORP Inc. Class A	29,713	86
*	Hallmark Financial Services Inc.	8,595	86
	Crawford & Co. Class B	17,015	84
*	C1 Financial Inc.	3,596	81
^	CPI Card Group Inc.	10,076	80
	Century Bancorp Inc. Class A	1,959	77
	Access National Corp.	4,110	76
	Donegal Group Inc. Class A	5,199	76
*	AV Homes Inc.	7,506	75

14

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* National Commerce Corp.	3,390	75
* Bear State Financial Inc.	7,829	72
Independence Holding Co.	4,305	70
* Impac Mortgage Holdings Inc.	5,089	68
* Green Bancorp Inc.	8,087	58
^ United Development Funding IV	17,612	56
Pzena Investment Management Inc. Class A	7,677	48
* On Deck Capital Inc.	6,651	45
* Stonegate Mortgage Corp.	8,510	40
Resource America Inc. Class A	8,735	39
Live Oak Bancshares Inc.	2,760	37
* Hampton Roads Bankshares Inc.	19,004	32
* Allegiance Bancshares Inc.	1,745	30
* Campus Crest Communities Inc.	4,224	30
* Equity Bancshares Inc. Class A	1,302	27
Great Ajax Corp.	2,633	26
People's Utah Bancorp	1,622	25
* Ashford Inc.	608	24
Medley Management Inc. Class A	4,001	22
* BBX Capital Corp.	1,358	17
* ZAIS Group Holdings Inc.	2,665	13
Fifth Street Asset Management Inc.	3,856	12
* JG Wentworth Co. Class A	8,819	11
* Altisource Asset Management Corp.	474	8
* Tejon Ranch Co. Warrants Exp. 8/31/2016	782	—
		245,997
Health Care (13.7%)
STERIS plc	50,771	3,266
West Pharmaceutical Services Inc.	42,908	2,661
* WellCare Health Plans Inc.	26,167	2,352
* Amsurg Corp.	32,085	2,183
* ABIOMED Inc.	24,805	1,985
* PAREXEL International Corp.	32,777	1,924
HealthSouth Corp.	54,394	1,916
* Team Health Holdings Inc.	42,972	1,915
* Neurocrine Biosciences Inc.	50,888	1,872
* Anacor Pharmaceuticals Inc.	24,362	1,554
* Prestige Brands Holdings Inc.	31,116	1,522
* LivaNova plc	26,419	1,491
Owens & Minor Inc.	37,557	1,480
* Molina Healthcare Inc.	23,384	1,451
* Myriad Genetics Inc.	41,336	1,447
* Impax Laboratories Inc.	42,839	1,400
* Ultragenyx Pharmaceutical Inc.	22,896	1,396
Chemed Corp.	10,168	1,307
Cantel Medical Corp.	20,481	1,303
* Medicines Co.	39,518	1,271
* Cepheid	42,813	1,271
* WebMD Health Corp.	22,559	1,251
* Catalent Inc.	49,971	1,213
* NuVasive Inc.	28,835	1,205
* Medidata Solutions Inc.	32,996	1,138
* Pacira Pharmaceuticals Inc.	21,711	1,129
* Neogen Corp.	22,101	1,088
* Integra LifeSciences Holdings Corp.	16,957	1,040
* Insulet Corp.	33,911	1,039
* Masimo Corp.	26,155	990
* Globus Medical Inc.	40,649	988
* Haemonetics Corp.	30,644	983
* Ligand Pharmaceuticals Inc.	10,481	967
* Magellan Health Inc.	14,872	937
* Wright Medical Group NV	53,046	907
* Nektar Therapeutics	78,666	879
* ACADIA Pharmaceuticals Inc.	50,156	866

15

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Kite Pharma Inc.	19,303	863
*	Air Methods Corp.	23,331	848
*	Acorda Therapeutics Inc.	25,586	837
*	Portola Pharmaceuticals Inc.	29,613	834
*	AMN Healthcare Services Inc.	28,169	801
*	ICU Medical Inc.	8,430	775
*	Ironwood Pharmaceuticals Inc. Class A	74,806	722
*	Cambrex Corp.	18,534	715
*	ExamWorks Group Inc.	24,462	712
*	Natus Medical Inc.	19,543	710
*	Halyard Health Inc.	27,634	705
*	HMS Holdings Corp.	52,751	695
*	Novavax Inc.	158,851	693
*	Affymetrix Inc.	46,158	648
	CONMED Corp.	16,302	648
*	Prothena Corp. plc	20,207	643
*	Ophthotech Corp.	14,083	634
	Ensign Group Inc.	30,104	617
*	Amedisys Inc.	16,701	614
*	Emergent BioSolutions Inc.	18,020	610
	Select Medical Holdings Corp.	61,988	607
*,^	Innoviva Inc.	50,908	597
*	Omnicell Inc.	21,525	589
*	Radius Health Inc.	19,743	578
*	Greatbatch Inc.	15,218	575
*	Nevro Corp.	9,947	573
*	TESARO Inc.	13,899	562
*	NxStage Medical Inc.	37,337	556
	Analogic Corp.	7,381	553
*	Depomed Inc.	35,902	549
*	AMAG Pharmaceuticals Inc.	20,726	545
*	ARIAD Pharmaceuticals Inc.	99,398	543
*,^	ZIOPHARM Oncology Inc.	68,870	541
*,^	MiMedx Group Inc.	65,058	535
*	Cynosure Inc. Class A	13,150	535
*	TherapeuticsMD Inc.	86,305	527
	Abaxis Inc.	13,399	526
*	Achillion Pharmaceuticals Inc.	70,334	520
	Kindred Healthcare Inc.	49,325	518
*	Surgical Care Affiliates Inc.	12,765	517
*	Halozyme Therapeutics Inc.	63,261	514
*	PRA Health Sciences Inc.	11,748	507
*	Repligen Corp.	19,664	506
	Meridian Bioscience Inc.	24,820	500
*	FibroGen Inc.	28,683	497
*	Exelixis Inc.	134,654	490
*	Merit Medical Systems Inc.	26,056	490
*	Luminex Corp.	25,619	479
	Quality Systems Inc.	29,950	466
*	HealthEquity Inc.	21,676	451
*	Intra-Cellular Therapies Inc. Class A	16,023	451
*	Insmed Inc.	36,615	448
*	Zeltiq Aesthetics Inc.	19,381	446
*	Five Prime Therapeutics Inc.	13,623	444
*	Orthofix International NV	11,245	432
*	Amicus Therapeutics Inc.	69,604	429
*	PharMerica Corp.	18,154	420
*	Merrimack Pharmaceuticals Inc.	69,577	403
*	Celldex Therapeutics Inc.	58,793	400
*	Lannett Co. Inc.	15,875	399
*	Anika Therapeutics Inc.	8,690	392
	National HealthCare Corp.	6,073	389
*	Providence Service Corp.	8,089	384
*	Endologix Inc.	44,217	381

16

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Triple-S Management Corp. Class B	14,465	379
	Computer Programs & Systems Inc.	6,690	379
	US Physical Therapy Inc.	7,474	379
*	ImmunoGen Inc.	51,712	376
*	Sarepta Therapeutics Inc.	26,961	370
*	Acceleron Pharma Inc.	14,414	365
*	Spectranetics Corp.	25,172	357
*	Dynavax Technologies Corp.	22,035	355
*	Cempra Inc.	20,695	348
*,^	Eagle Pharmaceuticals Inc.	5,168	328
*	Inogen Inc.	9,483	324
*	HeartWare International Inc.	10,139	324
*	Pacific Biosciences of California Inc.	38,626	320
*	LDR Holding Corp.	15,301	318
	Atrion Corp.	841	316
*	Vascular Solutions Inc.	10,435	314
*	INC Research Holdings Inc. Class A	7,796	309
*	Momenta Pharmaceuticals Inc.	36,541	307
*	Clovis Oncology Inc.	16,357	305
*	Capital Senior Living Corp.	17,697	302
*	MacroGenics Inc.	18,889	302
*	Retrophin Inc.	21,028	299
	PDL BioPharma Inc.	99,130	298
*	SciClone Pharmaceuticals Inc.	30,006	298
*,^	Rockwell Medical Inc.	30,314	291
	Phibro Animal Health Corp. Class A	10,408	288
*	Exact Sciences Corp.	56,322	283
*	LHC Group Inc.	7,832	279
*	Cerus Corp.	56,717	278
*	AtriCure Inc.	16,665	276
*	Enanta Pharmaceuticals Inc.	9,685	275
*,^	Inovio Pharmaceuticals Inc.	43,506	274
*,^	Heron Therapeutics Inc.	17,242	274
*	Genomic Health Inc.	10,647	271
*	Sage Therapeutics Inc.	9,162	269
*	Quidel Corp.	17,146	269
*	Alder Biopharmaceuticals Inc.	14,019	266
*	NewLink Genetics Corp.	12,541	264
*	Theravance Biopharma Inc.	16,759	263
*	Supernus Pharmaceuticals Inc.	20,721	260
*,^	Relypsa Inc.	19,574	260
*,^	Insys Therapeutics Inc.	14,268	249
*,^	Keryx Biopharmaceuticals Inc.	60,287	242
*	Accuray Inc.	47,778	241
*	Lexicon Pharmaceuticals Inc.	25,185	235
	Invacare Corp.	19,419	235
*	Cross Country Healthcare Inc.	18,885	234
*	Geron Corp.	95,941	231
*,^	Omeros Corp.	22,082	224
*	OraSure Technologies Inc.	33,341	224
*	Albany Molecular Research Inc.	15,113	223
*	Sangamo BioSciences Inc.	42,361	222
*	Arena Pharmaceuticals Inc.	147,350	220
*	Adeptus Health Inc. Class A	3,810	217
*	CorVel Corp.	5,191	215
*	Dermira Inc.	9,109	210
*	NeoGenomics Inc.	32,728	208
*	Epizyme Inc.	23,684	208
*	Array BioPharma Inc.	82,609	207
*	Aerie Pharmaceuticals Inc.	12,078	203
*	BioTelemetry Inc.	16,549	200
	Universal American Corp.	29,643	198
*	Coherus Biosciences Inc.	13,834	196
*	Amphastar Pharmaceuticals Inc.	18,624	196

17

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Vanda Pharmaceuticals Inc.	24,825	195
*	Sucampo Pharmaceuticals Inc. Class A	14,581	192
*	Healthways Inc.	18,153	191
*	Revance Therapeutics Inc.	10,718	190
*	Sagent Pharmaceuticals Inc.	13,159	187
*	Xencor Inc.	16,844	185
*,^	Synergy Pharmaceuticals Inc.	58,697	183
*	Intersect ENT Inc.	9,977	180
*	Progenics Pharmaceuticals Inc.	40,727	180
*	Aralez Pharmaceuticals Inc.	31,604	179
*	Spectrum Pharmaceuticals Inc.	39,172	177
*,^	Accelerate Diagnostics Inc.	14,509	175
*	Infinity Pharmaceuticals Inc.	29,917	173
*	TG Therapeutics Inc.	20,496	171
*	Spark Therapeutics Inc.	5,193	165
	Landauer Inc.	5,658	164
*	Raptor Pharmaceutical Corp.	47,176	163
*	Atara Biotherapeutics Inc.	9,895	163
*	PTC Therapeutics Inc.	20,222	161
*	AngioDynamics Inc.	14,764	160
*	Almost Family Inc.	4,225	160
	CryoLife Inc.	14,737	158
*	Press Ganey Holdings Inc.	5,974	158
*	Trevena Inc.	18,818	158
*	Cardiovascular Systems Inc.	18,774	157
*	Zogenix Inc.	14,572	154
*	XenoPort Inc.	34,309	153
*	ANI Pharmaceuticals Inc.	4,614	153
*,^	MannKind Corp.	144,073	148
*	Lion Biotechnologies Inc.	26,508	148
*	Teligent Inc.	24,633	144
*	SurModics Inc.	7,712	144
*	Mirati Therapeutics Inc.	6,818	144
*	STAAR Surgical Co.	22,523	140
*	Corcept Therapeutics Inc.	36,578	140
*	Akebia Therapeutics Inc.	18,862	138
*,^	Arrowhead Research Corp.	35,132	137
*	Otonomy Inc.	10,810	137
	Utah Medical Products Inc.	2,307	137
*	Immunomedics Inc.	57,263	129
*	Cytokinetics Inc.	20,314	128
*	La Jolla Pharmaceutical Co.	8,207	126
*	Ardelyx Inc.	13,063	126
*	Penumbra Inc.	2,695	126
*	Agenus Inc.	44,920	124
*	Civitas Solutions Inc.	6,715	124
*	Rigel Pharmaceuticals Inc.	54,399	123
*	GenMark Diagnostics Inc.	24,867	123
*	RTI Surgical Inc.	35,136	123
*	Chimerix Inc.	26,557	122
*	Surgery Partners Inc.	9,252	121
*,^	Organovo Holdings Inc.	53,570	121
*	K2M Group Holdings Inc.	10,101	120
*	Concert Pharmaceuticals Inc.	8,939	115
*	Esperion Therapeutics Inc.	7,659	114
*,^	Seres Therapeutics Inc.	4,917	114
*	Oxford Immunotec Global plc	11,688	112
*	RadNet Inc.	19,655	112
*	Paratek Pharmaceuticals Inc.	7,318	112
*	Aimmune Therapeutics Inc.	6,934	111
*	Axovant Sciences Ltd.	8,798	111
*	Regulus Therapeutics Inc.	16,882	111
*	Exactech Inc.	5,911	110
*	Fluidigm Corp.	16,595	110

18

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Heska Corp.	3,304	108
*	BioDelivery Sciences International Inc.	27,405	106
	LeMaitre Vascular Inc.	7,186	106
*	Sequenom Inc.	71,277	105
*,^	Vital Therapies Inc.	12,498	104
*,^	Cellular Biomedicine Group Inc.	5,950	103
*	Foundation Medicine Inc.	6,890	102
*	BioSpecifics Technologies Corp.	2,842	101
*,^	AAC Holdings Inc.	4,939	101
*	Loxo Oncology Inc.	5,359	101
*	CytRx Corp.	37,769	100
*	Sorrento Therapeutics Inc.	16,312	99
*	NanoString Technologies Inc.	8,130	98
*	Advaxis Inc.	17,649	96
*	OncoMed Pharmaceuticals Inc.	10,017	95
*	Blueprint Medicines Corp.	5,380	93
*	Adamas Pharmaceuticals Inc.	7,188	92
*	Addus HomeCare Corp.	4,049	92
*	Idera Pharmaceuticals Inc.	51,051	91
*	Tandem Diabetes Care Inc.	10,119	90
	National Research Corp. Class A	5,915	89
*	Galena Biopharma Inc.	106,669	89
*	Versartis Inc.	13,450	88
*	Curis Inc.	63,948	88
*	Cutera Inc.	7,360	87
*,^	BioScrip Inc.	40,078	87
*	Tetraphase Pharmaceuticals Inc.	21,259	86
*,^	Navidea Biopharmaceuticals Inc.	86,769	86
*,^	Trovagene Inc.	16,670	86
*	Antares Pharma Inc.	88,845	85
*,^	TransEnterix Inc.	26,244	84
*	BioCryst Pharmaceuticals Inc.	42,173	84
*	Aegerion Pharmaceuticals Inc.	14,613	82
*	Foamix Pharmaceuticals Ltd.	13,871	79
*	Collegium Pharmaceutical Inc.	4,525	79
*	Karyopharm Therapeutics Inc.	13,342	79
*	Ignyta Inc.	12,306	79
*	CTI BioPharma Corp.	144,314	78
*	OvaScience Inc.	14,086	78
*	Flexion Therapeutics Inc.	8,224	78
^	Osiris Therapeutics Inc.	10,742	77
*,^	BioTime Inc.	32,781	75
*,^	Teladoc Inc.	5,367	74
*	InVivo Therapeutics Holdings Corp.	15,767	74
*	Applied Genetic Technologies Corp.	5,564	74
*	Durect Corp.	64,814	73
*	Aduro Biotech Inc.	5,025	73
*	Vitae Pharmaceuticals Inc.	7,720	70
*	Anthera Pharmaceuticals Inc.	22,693	69
*	Ocular Therapeutix Inc.	8,695	68
*	Immune Design Corp.	6,835	68
*	Pfenex Inc.	9,329	67
*,^	Unilife Corp.	78,770	66
*	Endocyte Inc.	21,689	65
*	SeaSpine Holdings Corp.	5,170	65
*	Glaukos Corp.	3,932	65
*	VIVUS Inc.	61,617	64
*	Castlight Health Inc. Class B	18,635	62
*	Five Star Quality Care Inc.	26,103	62
*	Zafgen Inc.	9,864	62
*	Aclaris Therapeutics Inc.	3,338	61
*	Global Blood Therapeutics Inc.	3,932	59
*	Cara Therapeutics Inc.	11,820	58
*	Imprivata Inc.	5,021	58

19

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	CytomX Therapeutics Inc.	4,491	58
*	Novocure Ltd.	4,946	58
*	Avalanche Biotechnologies Inc.	11,189	57
*	Harvard Bioscience Inc.	20,371	56
*	ChemoCentryx Inc.	16,937	56
*	Peregrine Pharmaceuticals Inc.	135,253	54
*	Aratana Therapeutics Inc.	16,462	54
*	Pernix Therapeutics Holdings Inc.	24,403	54
*	Oncothyreon Inc.	54,196	54
*	ConforMIS Inc.	5,867	53
*,^	Nobilis Health Corp.	18,419	52
*	Medgenics Inc.	12,556	52
*	Veracyte Inc.	7,814	52
*	Entellus Medical Inc.	3,197	51
*	REGENXBIO Inc.	4,211	51
*	T2 Biosystems Inc.	6,270	50
*	Northwest Biotherapeutics Inc.	26,686	49
*	Genocea Biosciences Inc.	12,509	49
*	Catalyst Pharmaceuticals Inc.	43,513	46
*	Bellicum Pharmaceuticals Inc.	5,028	45
*	Dicerna Pharmaceuticals Inc.	8,766	43
*	XOMA Corp.	57,061	43
*	Orexigen Therapeutics Inc.	60,633	43
*	Stemline Therapeutics Inc.	8,942	43
*	Chiasma Inc.	4,143	41
*	Alimera Sciences Inc.	18,923	41
*	Genesis Healthcare Inc.	21,783	39
*	Natera Inc.	5,714	39
*	Agile Therapeutics Inc.	6,619	38
*	Invitae Corp.	4,254	37
*	Assembly Biosciences Inc.	7,966	36
*,^	Tokai Pharmaceuticals Inc.	5,607	36
*	Calithera Biosciences Inc.	5,985	36
*	Edge Therapeutics Inc.	4,926	35
*	Fibrocell Science Inc.	15,491	35
*,^	Second Sight Medical Products Inc.	6,706	34
*	Sientra Inc.	4,574	32
*	Voyager Therapeutics Inc.	3,339	32
*	Neos Therapeutics Inc.	3,158	31
*,^	CorMedix Inc.	19,073	30
*	Affimed NV	8,839	28
*	iRadimed Corp.	1,576	28
*	Asterias Biotherapeutics Inc.	6,520	28
*	Cidara Therapeutics Inc.	2,744	28
*	Corium International Inc.	5,754	26
*	MyoKardia Inc.	3,674	26
*	NantKwest Inc.	3,770	26
*	Hanger Inc.	10,320	26
*	Proteon Therapeutics Inc.	4,557	25
*	Flex Pharma Inc.	3,023	22
*	Dimension Therapeutics Inc.	3,243	22
*	Verastem Inc.	18,616	21
*	vTv Therapeutics Inc. Class A	3,500	20
*	Alliance HealthCare Services Inc.	2,748	20
*	Invuity Inc.	2,621	19
*	XBiotech Inc.	2,239	17
*	EndoChoice Holdings Inc.	3,715	17
*	Corindus Vascular Robotics Inc.	12,078	16
*	Lantheus Holdings Inc.	6,997	15
*	aTyr Pharma Inc.	3,171	14
*	Abeona Therapeutics Inc.	5,841	13
*	Nivalis Therapeutics Inc.	2,836	13
*	Synta Pharmaceuticals Corp.	54,133	12
*	Zynerba Pharmaceuticals Inc.	1,934	12

20

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Catabasis Pharmaceuticals Inc.	2,557	11
*	Tobira Therapeutics Inc.	1,230	9
*	Threshold Pharmaceuticals Inc.	38,281	9
*,^	Oncocyte Corp.	1,626	6
*	Carbylan Therapeutics Inc.	6,607	4
			124,226
Materials & Processing (5.9%)
*	Berry Plastics Group Inc.	70,938	2,208
	Sensient Technologies Corp.	27,798	1,598
	Olin Corp.	98,488	1,493
	PolyOne Corp.	53,096	1,429
	Belden Inc.	25,424	1,393
*	Louisiana-Pacific Corp.	84,878	1,349
	Balchem Corp.	18,574	1,175
	HB Fuller Co.	29,915	1,151
*	Rexnord Corp.	60,491	1,097
*	Beacon Roofing Supply Inc.	29,679	1,071
	Minerals Technologies Inc.	20,656	1,050
*	Masonite International Corp.	18,037	1,037
	Commercial Metals Co.	68,685	1,009
*	Chemtura Corp.	39,880	1,006
	Universal Forest Products Inc.	11,914	914
*	RBC Bearings Inc.	13,988	891
	Mueller Industries Inc.	33,858	888
	Worthington Industries Inc.	28,500	887
	Simpson Manufacturing Co. Inc.	25,188	855
	Axiall Corp.	41,593	828
	Carpenter Technology Corp.	27,844	828
*	Trex Co. Inc.	19,197	827
	Mueller Water Products Inc. Class A	95,252	820
	Kaiser Aluminum Corp.	10,162	779
*	Headwaters Inc.	43,724	770
*	MRC Global Inc.	61,335	733
	Apogee Enterprises Inc.	17,339	692
	Innospec Inc.	14,476	628
	Interface Inc. Class A	39,241	624
	Comfort Systems USA Inc.	22,165	622
	Quaker Chemical Corp.	7,910	616
	US Silica Holdings Inc.	31,840	611
	AAON Inc.	24,564	609
	Neenah Paper Inc.	9,991	605
*	Stillwater Mining Co.	71,857	603
	Stepan Co.	11,583	575
	Hecla Mining Co.	221,226	573
*	Cabot Microelectronics Corp.	14,734	567
	Schweitzer-Mauduit International Inc.	18,222	551
	KapStone Paper and Packaging Corp.	50,587	518
	Greif Inc. Class A	18,455	489
	PH Glatfelter Co.	25,808	474
*	US Concrete Inc.	8,715	468
*	Gibraltar Industries Inc.	18,509	458
	Calgon Carbon Corp.	31,165	437
	A Schulman Inc.	17,624	435
*	Clearwater Paper Corp.	10,680	434
*	Ferro Corp.	43,539	432
*	Boise Cascade Co.	23,516	394
	Advanced Drainage Systems Inc.	20,239	393
*	Univar Inc.	24,216	381
	Aceto Corp.	17,434	374
	Deltic Timber Corp.	6,597	374
*	Summit Materials Inc. Class A	19,158	350
	Quanex Building Products Corp.	20,167	347
*	BMC Stock Holdings Inc.	22,623	345
	Innophos Holdings Inc.	11,850	343

21

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Patrick Industries Inc.	7,482	331
*	Continental Building Products Inc.	18,984	321
	Materion Corp.	12,112	316
*	Kraton Performance Polymers Inc.	18,370	315
*	Coeur Mining Inc.	81,097	313
	Ferroglobe plc	38,974	306
*	AK Steel Holding Corp.	104,994	300
	Insteel Industries Inc.	11,107	291
*	PGT Inc.	28,893	286
	Global Brass & Copper Holdings Inc.	12,883	284
	Griffon Corp.	18,952	282
*	Installed Building Products Inc.	12,083	270
*	Builders FirstSource Inc.	30,862	245
*	Nortek Inc.	5,708	235
	Schnitzer Steel Industries Inc.	16,057	235
	Haynes International Inc.	7,507	231
	American Vanguard Corp.	17,079	215
*	Century Aluminum Co.	29,867	214
*	Koppers Holdings Inc.	11,950	210
	NN Inc.	16,332	207
	Hawkins Inc.	6,396	205
	Tronox Ltd. Class A	39,445	204
*	Unifi Inc.	9,057	203
*	Trinseo SA	6,737	201
	Tredegar Corp.	14,599	201
	Chase Corp.	4,080	192
*,^	Cliffs Natural Resources Inc.	88,678	192
	TimkenSteel Corp.	24,248	187
	AEP Industries Inc.	2,363	186
	FutureFuel Corp.	14,463	185
*	NCI Building Systems Inc.	16,635	182
	Rayonier Advanced Materials Inc.	23,748	177
*	Multi Packaging Solutions International Ltd.	11,113	171
	Myers Industries Inc.	14,162	170
*	Landec Corp.	15,959	161
	Culp Inc.	6,015	153
*	Veritiv Corp.	4,761	152
*	OMNOVA Solutions Inc.	27,241	143
	LSI Industries Inc.	12,526	135
*	Ply Gem Holdings Inc.	12,878	131
	KMG Chemicals Inc.	5,988	128
	Oil-Dri Corp. of America	2,803	103
*	Senomyx Inc.	24,680	82
	LB Foster Co. Class A	5,877	81
	Kronos Worldwide Inc.	12,100	77
*	LSB Industries Inc.	11,313	66
	United States Lime & Minerals Inc.	1,188	63
*	Energy Fuels Inc.	23,989	59
*	Northwest Pipe Co.	5,731	59
	Omega Flex Inc.	1,789	57
	Olympic Steel Inc.	5,246	56
*	Lawson Products Inc.	3,291	54
*	Core Molding Technologies Inc.	4,244	48
*,^	Uranium Energy Corp.	54,887	47
*	Intrepid Potash Inc.	31,482	31
*	Handy & Harman Ltd.	1,430	29
	Rentech Inc.	13,272	27
*	Ryerson Holding Corp.	5,959	22
	Valhi Inc.	10,162	13
*	NL Industries Inc.	2,916	7
			53,455
Other (0.0%)[2]
*	Dyax Corp. CVR Exp. 12/31/2019	83,094	92
*	Leap Wireless International Inc CVR	22,127	56

22

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Chelsea Therapeutics International Ltd. CVR Exp. 12/31/2016	31,094	3
*	Cubist Pharmaceuticals, Inc. CVR	13,664	2
*	Omthera Pharmaceuticals Inc. CVR	2,012	1
*	Durata Therapeutics Inc CVR Exp. 12/31/2018	680	1
*	Clinical Data Contingent Value Rights	913	—
*	Gerber Scientific Inc. CVR	2,358	—
*	Magnum Hunter Resources Corp. Warrants Exp. 4/15/2016	6,541	—
			155
Producer Durables (12.3%)
	Curtiss-Wright Corp.	28,261	1,995
	MAXIMUS Inc.	39,150	1,925
*	Teledyne Technologies Inc.	21,012	1,790
	Woodward Inc.	36,811	1,728
	EMCOR Group Inc.	37,274	1,710
	Deluxe Corp.	29,701	1,705
	Littelfuse Inc.	13,441	1,527
	Convergys Corp.	58,831	1,517
	Healthcare Services Group Inc.	42,539	1,509
	CLARCOR Inc.	29,874	1,438
*	Generac Holdings Inc.	41,227	1,432
	EnerSys	26,494	1,361
	Allegiant Travel Co. Class A	7,996	1,310
*	Hawaiian Holdings Inc.	28,368	1,220
*	Dycom Industries Inc.	20,340	1,159
	Barnes Group Inc.	32,542	1,117
*	Electronics For Imaging Inc.	27,981	1,108
	CEB Inc.	19,972	1,084
*,^	XPO Logistics Inc.	42,685	1,057
	Hillenbrand Inc.	37,287	1,049
	ABM Industries Inc.	33,203	1,043
	Matson Inc.	25,818	1,035
	HEICO Corp. Class A	23,658	1,034
*	WageWorks Inc.	21,232	1,023
*	On Assignment Inc.	30,897	1,020
*	Esterline Technologies Corp.	17,644	988
	Tetra Tech Inc.	35,844	987
	Granite Construction Inc.	23,505	974
*	Moog Inc. Class A	21,794	941
*	ExlService Holdings Inc.	19,888	937
	UniFirst Corp.	8,829	931
	Herman Miller Inc.	35,401	924
	Applied Industrial Technologies Inc.	23,806	917
	John Bean Technologies Corp.	17,416	916
*	Itron Inc.	22,904	913
*	Proto Labs Inc.	13,926	906
	Knight Transportation Inc.	37,164	900
	HNI Corp.	26,530	897
*	Swift Transportation Co.	52,637	897
*	Darling Ingredients Inc.	98,882	891
*	KLX Inc.	31,531	883
	Watts Water Technologies Inc. Class A	16,787	866
	Franklin Electric Co. Inc.	28,501	851
	Brink's Co.	29,084	851
	Korn/Ferry International	29,897	850
	Actuant Corp. Class A	35,350	828
*	FTI Consulting Inc.	24,774	815
*	Hub Group Inc. Class A	21,414	791
	Mobile Mini Inc.	27,447	789
	G&K Services Inc. Class A	11,874	787
	AZZ Inc.	15,432	779
*	Huron Consulting Group Inc.	13,748	763
	MSA Safety Inc.	17,476	763
	Forward Air Corp.	18,552	755
*	Advisory Board Co.	25,328	747

23

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Aircastle Ltd.	37,159	745
Brady Corp. Class A	28,348	741
^ Nordic American Tankers Ltd.	53,293	737
Exponent Inc.	15,490	723
* Advanced Energy Industries Inc.	24,191	722
Kaman Corp.	16,199	712
* OSI Systems Inc.	11,768	710
Werner Enterprises Inc.	26,592	706
* Sykes Enterprises Inc.	23,116	704
EnPro Industries Inc.	13,538	702
Essendant Inc.	22,885	674
* MasTec Inc.	39,597	672
HEICO Corp.	11,451	659
Scorpio Tankers Inc.	105,839	658
Albany International Corp.	16,866	618
* TASER International Inc.	31,853	617
Steelcase Inc. Class A	49,271	615
* Aerojet Rocketdyne Holdings Inc.	37,196	578
* TrueBlue Inc.	24,941	572
Badger Meter Inc.	8,589	564
Briggs & Stratton Corp.	26,433	562
SkyWest Inc.	30,967	559
ESCO Technologies Inc.	15,612	557
Knoll Inc.	29,042	555
Heartland Express Inc.	30,086	554
* Atlas Air Worldwide Holdings Inc.	14,908	540
Standex International Corp.	7,610	536
Tennant Co.	10,924	508
Astec Industries Inc.	11,379	494
Primoris Services Corp.	23,054	492
MTS Systems Corp.	8,947	492
^ Lindsay Corp.	6,691	484
* ACCO Brands Corp.	65,488	479
US Ecology Inc.	12,824	474
* Wabash National Corp.	40,381	474
* Wesco Aircraft Holdings Inc.	36,778	470
* Virgin America Inc.	14,972	467
^ Ship Finance International Ltd.	35,640	464
Cubic Corp.	13,035	458
^ Insperity Inc.	9,601	456
* Echo Global Logistics Inc.	17,738	453
Encore Wire Corp.	12,399	448
AAR Corp.	21,045	448
Federal Signal Corp.	37,449	444
* TriMas Corp.	26,851	444
* Navigant Consulting Inc.	28,721	436
CIRCOR International Inc.	10,264	411
Sun Hydraulics Corp.	13,668	407
* Aegion Corp. Class A	22,075	400
Greenbrier Cos. Inc.	15,539	395
* Saia Inc.	14,983	393
* ICF International Inc.	11,493	388
Altra Industrial Motion Corp.	15,567	378
Multi-Color Corp.	7,539	367
* Rush Enterprises Inc. Class A	21,104	366
* Air Transport Services Group Inc.	31,670	366
* Chart Industries Inc.	17,920	361
* Astronics Corp.	11,246	358
McGrath RentCorp	14,391	354
Raven Industries Inc.	22,785	348
Hyster-Yale Materials Handling Inc.	5,646	334
* FARO Technologies Inc.	10,307	330
* Thermon Group Holdings Inc.	19,046	323
* RPX Corp.	32,505	322

24

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Team Inc.	12,521	321
	Bristow Group Inc.	21,063	320
	DHT Holdings Inc.	54,446	317
*	TriNet Group Inc.	24,175	316
*	CBIZ Inc.	29,556	313
	Resources Connection Inc.	22,364	310
	Kelly Services Inc. Class A	17,849	308
	ArcBest Corp.	15,712	307
	Ennis Inc.	15,541	307
	Alamo Group Inc.	5,844	303
*	Tutor Perini Corp.	22,039	294
*	Lydall Inc.	10,014	290
*	Aerovironment Inc.	11,628	289
	Gorman-Rupp Co.	11,343	287
*	Blount International Inc.	29,185	283
*	MYR Group Inc.	12,285	276
*	Modine Manufacturing Co.	29,015	275
*	Paylocity Holding Corp.	9,223	273
*	PHH Corp.	29,675	269
	TeleTech Holdings Inc.	9,530	264
	Douglas Dynamics Inc.	13,417	262
*	Navistar International Corp.	31,005	261
	TAL International Group Inc.	20,256	258
*	SP Plus Corp.	10,175	254
	Heidrick & Struggles International Inc.	10,761	253
*,^	Frontline Ltd.	27,936	247
	Kadant Inc.	6,464	247
	Argan Inc.	7,639	247
	General Cable Corp.	28,695	247
	H&E Equipment Services Inc.	18,347	242
	Marten Transport Ltd.	14,471	237
	Kforce Inc.	14,662	234
^	GasLog Ltd.	24,274	231
	Teekay Tankers Ltd. Class A	55,848	230
	Kimball International Inc. Class B	20,921	220
*,^	Plug Power Inc.	105,904	220
	Quad/Graphics Inc.	17,034	216
	American Railcar Industries Inc.	5,142	212
*	Mistras Group Inc.	9,849	211
*	DHI Group Inc.	27,034	210
*	Roadrunner Transportation Systems Inc.	16,696	195
	Hackett Group Inc.	13,966	194
	Forrester Research Inc.	6,133	191
*	GP Strategies Corp.	7,716	190
	Harsco Corp.	48,031	182
	Columbus McKinnon Corp.	11,796	163
*	YRC Worldwide Inc.	20,121	162
	Tidewater Inc.	27,846	160
	Mesa Laboratories Inc.	1,776	160
*	Dorian LPG Ltd.	14,696	158
*	Monster Worldwide Inc.	52,670	157
*	Covenant Transportation Group Inc. Class A	7,047	156
	VSE Corp.	2,477	155
^	Textainer Group Holdings Ltd.	12,771	154
	Barrett Business Services Inc.	4,367	153
*	InnerWorkings Inc.	21,923	151
	Park-Ohio Holdings Corp.	5,114	150
*	Engility Holdings Inc.	10,353	150
	Powell Industries Inc.	5,584	148
*	ServiceSource International Inc.	35,159	143
	Celadon Group Inc.	15,795	142
*	PHI Inc.	7,759	142
*	Casella Waste Systems Inc. Class A	23,317	138
	Miller Industries Inc.	6,806	132

25

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	Titan International Inc.	24,820	126
*	Milacron Holdings Corp.	9,134	125
	NACCO Industries Inc. Class A	2,499	123
*	Furmanite Corp.	21,732	121
*	Great Lakes Dredge & Dock Corp.	34,693	118
*	Vectrus Inc.	6,072	117
*	CRA International Inc.	5,696	112
	Graham Corp.	5,974	110
	CECO Environmental Corp.	17,433	108
	FreightCar America Inc.	7,232	108
*	Ascent Capital Group Inc. Class A	7,642	106
	Hurco Cos. Inc.	4,070	106
*	Control4 Corp.	12,394	102
*	Titan Machinery Inc.	10,475	100
*	DXP Enterprises Inc.	7,336	100
	Electro Rent Corp.	9,870	94
*	PFSweb Inc.	7,215	93
*	USA Truck Inc.	5,739	91
*	Ducommun Inc.	6,254	90
*	Kratos Defense & Security Solutions Inc.	26,867	90
*	Vishay Precision Group Inc.	7,556	89
	Navios Maritime Acquisition Corp.	49,041	83
	Ardmore Shipping Corp.	10,070	81
*	Vicor Corp.	9,492	79
*	CAI International Inc.	9,718	76
	Marlin Business Services Corp.	5,247	72
*	Hill International Inc.	20,504	72
	Universal Truckload Services Inc.	4,571	72
	Allied Motion Technologies Inc.	3,656	68
*	TRC Cos. Inc.	10,053	67
*	NV5 Global Inc.	2,985	65
*	Liquidity Services Inc.	13,766	64
*	HC2 Holdings Inc.	15,444	61
*	Gener8 Maritime Inc.	9,563	59
*	Astronics Corp. Class B	1,877	58
*,^	ExOne Co.	6,235	57
*	Heritage-Crystal Clean Inc.	7,418	57
*	Gulfmark Offshore Inc.	15,731	56
*	Orion Marine Group Inc.	15,592	56
*	Radiant Logistics Inc.	17,616	56
	Preformed Line Products Co.	1,621	53
*	PAM Transportation Services Inc.	1,807	52
*,^	Scorpio Bulkers Inc.	16,089	51
*	Xerium Technologies Inc.	6,186	45
	CDI Corp.	8,723	43
	Twin Disc Inc.	4,832	42
*	Commercial Vehicle Group Inc.	16,325	41
^	Navios Maritime Holdings Inc.	47,714	39
*	Volt Information Sciences Inc.	5,041	37
*	Neff Corp. Class A	6,742	33
*	Accuride Corp.	22,848	29
*,^	6D Global Technologies Inc.	9,174	27
*	Power Solutions International Inc.	2,622	26
*	Blue Bird Corp.	2,899	26
^	Golden Ocean Group Ltd.	36,829	21
*	Patriot National Inc.	4,923	21
^	Safe Bulkers Inc.	22,580	14
*	Eagle Bulk Shipping Inc.	12,670	9
*	Republic Airways Holdings Inc.	12,513	8
*	Ultrapetrol Bahamas Ltd.	9,199	2
			111,305
Technology (14.6%)
*	Manhattan Associates Inc.	43,864	2,424
*	Tyler Technologies Inc.	20,007	2,407

26

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Microsemi Corp.	64,536	2,235
*	Guidewire Software Inc.	41,772	2,056
	FEI Co.	24,698	2,006
*	EPAM Systems Inc.	29,076	1,988
*	Cavium Inc.	32,954	1,960
*	ViaSat Inc.	25,425	1,856
*	Take-Two Interactive Software Inc.	50,406	1,814
*	Synaptics Inc.	21,906	1,779
*	Aspen Technology Inc.	50,827	1,676
	SYNNEX Corp.	17,109	1,609
	Blackbaud Inc.	27,894	1,577
*	Integrated Device Technology Inc.	80,485	1,563
*	Tech Data Corp.	21,820	1,536
*	Ciena Corp.	73,530	1,507
*	Ellie Mae Inc.	17,555	1,477
*	CACI International Inc. Class A	14,397	1,391
	Monolithic Power Systems Inc.	23,545	1,391
*	Fairchild Semiconductor International Inc. Class A	69,298	1,390
*	Cirrus Logic Inc.	37,848	1,333
*	Verint Systems Inc.	36,612	1,301
*	ACI Worldwide Inc.	69,674	1,300
*	Qlik Technologies Inc.	54,605	1,268
*	Infinera Corp.	79,492	1,247
	Science Applications International Corp.	27,441	1,225
*	Coherent Inc.	14,213	1,202
*	comScore Inc.	29,105	1,198
*	Universal Display Corp.	23,996	1,147
	Mentor Graphics Corp.	59,737	1,141
*	NetScout Systems Inc.	55,016	1,137
*	Rovi Corp.	49,037	1,117
*	Proofpoint Inc.	23,374	1,095
	InterDigital Inc.	21,547	1,072
*	Silicon Laboratories Inc.	25,541	1,054
*	GrubHub Inc.	44,741	1,053
	MKS Instruments Inc.	31,710	1,043
*	Entegris Inc.	83,734	1,035
*	Cray Inc.	24,358	1,033
*	CommVault Systems Inc.	27,043	1,013
	Intersil Corp. Class A	78,124	998
	Diebold Inc.	38,768	962
*	Acxiom Corp.	46,356	961
	Vishay Intertechnology Inc.	80,937	958
*	Sanmina Corp.	46,515	958
*	Cornerstone OnDemand Inc.	32,235	928
	Tessera Technologies Inc.	31,197	920
*	Finisar Corp.	61,673	899
*	MicroStrategy Inc. Class A	5,554	894
*	Rambus Inc.	68,392	891
*,^	Ambarella Inc.	18,558	861
*	Syntel Inc.	18,781	859
*	Polycom Inc.	80,350	836
*	Fleetmatics Group plc	22,680	819
*	NeuStar Inc. Class A	32,837	817
*	Advanced Micro Devices Inc.	377,960	809
	Power Integrations Inc.	17,482	801
	Plantronics Inc.	20,866	782
*	Progress Software Corp.	30,198	762
*	NETGEAR Inc.	19,228	760
*	Semtech Corp.	39,252	752
*	LogMeIn Inc.	14,669	747
	CSG Systems International Inc.	19,622	745
*	Plexus Corp.	20,138	733
*	Anixter International Inc.	16,912	724
*	Super Micro Computer Inc.	21,983	714

27

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Imperva Inc.	15,836	695
*	Demandware Inc.	19,874	689
	NIC Inc.	39,147	689
*	II-VI Inc.	31,358	688
*	Bottomline Technologies de Inc.	24,237	684
*	Benchmark Electronics Inc.	31,070	673
*	DigitalGlobe Inc.	43,228	650
	Methode Electronics Inc.	22,705	649
*	Synchronoss Technologies Inc.	23,088	647
*	BroadSoft Inc.	17,406	642
*	QLogic Corp.	49,251	635
*	RealPage Inc.	31,463	631
*	Virtusa Corp.	17,538	621
*	Insight Enterprises Inc.	23,137	604
*	Fabrinet	21,058	601
*	Paycom Software Inc.	18,788	599
*	ScanSource Inc.	15,967	597
*	Rogers Corp.	11,136	595
*	Knowles Corp.	51,873	590
*	RingCentral Inc. Class A	31,908	590
*	Zendesk Inc.	32,188	589
	Ebix Inc.	15,903	589
*	Inphi Corp.	22,847	578
*,^	Stratasys Ltd.	30,542	576
	Monotype Imaging Holdings Inc.	23,875	567
*	Ubiquiti Networks Inc.	17,163	561
*	iRobot Corp.	17,779	557
*	Luxoft Holding Inc. Class A	10,940	555
*	Infoblox Inc.	35,761	554
	ADTRAN Inc.	29,578	553
*	Newport Corp.	23,780	541
*	M/A-COM Technology Solutions Holdings Inc.	14,070	533
*	MaxLinear Inc.	32,672	526
	Pegasystems Inc.	21,483	523
*	Web.com Group Inc.	26,173	475
*	Envestnet Inc.	23,058	473
*	AVG Technologies NV	24,360	466
*	HubSpot Inc.	11,072	461
*	Callidus Software Inc.	33,123	455
*	Gigamon Inc.	16,464	451
*	Veeco Instruments Inc.	24,017	446
*	SPS Commerce Inc.	9,866	441
*	Lattice Semiconductor Corp.	69,676	441
*	Ruckus Wireless Inc.	44,991	436
*	Diodes Inc.	22,349	428
	ManTech International Corp. Class A	14,267	416
*	Ixia	36,276	414
*	Photronics Inc.	39,145	398
*	Endurance International Group Holdings Inc.	35,291	397
	Brooks Automation Inc.	40,563	395
*	CalAmp Corp.	21,291	389
*	Perficient Inc.	20,963	378
*	Rofin-Sinar Technologies Inc.	16,892	377
*	Qualys Inc.	14,929	373
*	InvenSense Inc.	46,527	363
*	Marketo Inc.	21,008	354
	EarthLink Holdings Corp.	61,402	346
*	Ultratech Inc.	16,540	335
*	Mercury Systems Inc.	20,472	335
*	Unisys Corp.	29,823	321
	AVX Corp.	27,206	319
*	Interactive Intelligence Group Inc.	10,315	309
*	Bankrate Inc.	39,867	305
*	Amkor Technology Inc.	59,109	299

28

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	ShoreTel Inc.	38,679	286
*	Globant SA	9,223	285
	CTS Corp.	19,613	284
*,^	Oclaro Inc.	57,406	282
*	Applied Micro Circuits Corp.	48,743	282
*	Cvent Inc.	14,157	276
*	Xura Inc.	13,771	270
*	Silver Spring Networks Inc.	21,426	268
*	GSI Group Inc.	20,765	267
*	Glu Mobile Inc.	71,174	264
	Epiq Systems Inc.	19,236	263
*	Rubicon Project Inc.	15,645	258
*	FormFactor Inc.	33,921	258
*	Rudolph Technologies Inc.	19,393	251
*	ePlus Inc.	3,302	248
*	DTS Inc.	10,468	248
*	Loral Space & Communications Inc.	7,681	246
*	Global Eagle Entertainment Inc.	27,313	246
*	CEVA Inc.	12,445	244
*	VASCO Data Security International Inc.	17,737	244
*,^	Pure Storage Inc. Class A	16,751	241
*	Q2 Holdings Inc.	11,827	240
*	TTM Technologies Inc.	34,464	226
*	Sonus Networks Inc.	28,870	225
*	pdvWireless Inc.	7,897	224
*	GTT Communications Inc.	14,731	218
*	Nimble Storage Inc.	29,474	213
*	Vocera Communications Inc.	15,349	213
*	Wix.com Ltd.	10,981	211
*	Textura Corp.	12,098	209
*	SciQuest Inc.	16,513	201
*	Actua Corp.	24,624	200
*	Kimball Electronics Inc.	17,407	199
*	Nanometrics Inc.	14,249	198
	Comtech Telecommunications Corp.	9,621	198
	Checkpoint Systems Inc.	25,161	189
*	Applied Optoelectronics Inc.	10,387	187
*	Calix Inc.	26,858	187
*	PDF Solutions Inc.	16,171	184
*	Intralinks Holdings Inc.	23,611	183
*	Tangoe Inc.	22,646	183
*	NeoPhotonics Corp.	16,712	183
*	Xcerra Corp.	32,056	183
*	RetailMeNot Inc.	22,531	182
	Cohu Inc.	15,181	173
*	Extreme Networks Inc.	61,197	173
	Park Electrochemical Corp.	12,072	172
*	LivePerson Inc.	33,283	171
*	Axcelis Technologies Inc.	67,710	169
*	Cascade Microtech Inc.	8,141	168
*	Lionbridge Technologies Inc.	37,850	167
*	Mattson Technology Inc.	45,441	164
	Daktronics Inc.	23,161	164
	IXYS Corp.	14,484	163
	Sapiens International Corp. NV	13,809	163
	PC Connection Inc.	6,570	163
*	TrueCar Inc.	28,878	157
*	PROS Holdings Inc.	14,045	154
*	Harmonic Inc.	45,194	151
*	Avid Technology Inc.	19,585	150
*	Blucora Inc.	23,995	148
*	Immersion Corp.	16,132	145
	NVE Corp.	2,834	144
*	Benefitfocus Inc.	4,578	144

29

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Sigma Designs Inc.	20,704	142
*	ChannelAdvisor Corp.	13,286	141
*	Zix Corp.	35,200	140
*	Digimarc Corp.	4,600	139
	American Software Inc. Class A	14,668	138
*	Alpha & Omega Semiconductor Ltd.	11,615	137
*	Silicon Graphics International Corp.	21,553	131
*	Model N Inc.	12,628	130
*	Digi International Inc.	14,946	127
*	Exar Corp.	23,418	125
*,^	VirnetX Holding Corp.	26,871	124
*	OPOWER Inc.	14,936	124
*	Alliance Fiber Optic Products Inc.	8,814	122
*	Multi-Fineline Electronix Inc.	5,373	121
*	A10 Networks Inc.	19,451	120
*	KEYW Holding Corp.	19,182	120
*	Seachange International Inc.	20,305	117
	Reis Inc.	5,284	117
	Black Box Corp.	8,784	116
*	Five9 Inc.	14,446	116
*	Brightcove Inc.	19,379	116
	QAD Inc. Class A	5,913	116
*	DSP Group Inc.	12,951	112
*	Bazaarvoice Inc.	34,945	110
*	Ultra Clean Holdings Inc.	19,796	104
*	United Online Inc.	8,366	103
	American Science & Engineering Inc.	4,343	103
*	Telenav Inc.	16,705	100
*	Clearfield Inc.	6,764	98
*	Varonis Systems Inc.	5,219	96
*	Agilysys Inc.	9,132	95
	Acacia Research Corp.	30,146	95
*	Ciber Inc.	47,293	95
	Bel Fuse Inc. Class B	6,268	93
*	Alarm.com Holdings Inc.	4,556	91
*	New Relic Inc.	3,327	89
*	Datalink Corp.	12,353	88
*	Jive Software Inc.	27,242	88
*	Sparton Corp.	5,974	86
*	Box Inc.	7,441	86
*	Carbonite Inc.	11,010	83
*	KVH Industries Inc.	9,126	83
*	TechTarget Inc.	11,682	82
*	ARC Document Solutions Inc.	23,060	81
*	Internap Corp.	31,323	80
*	MobileIron Inc.	22,401	75
*	Evolent Health Inc. Class A	7,489	75
*	Aerohive Networks Inc.	14,105	72
*	Kopin Corp.	37,166	71
*	Quantum Corp.	120,884	62
*	Everyday Health Inc.	12,848	61
*	Guidance Software Inc.	11,303	60
*	Rapid7 Inc.	4,526	60
*	Barracuda Networks Inc.	4,631	60
*	EMCORE Corp.	11,079	59
*,^	Park City Group Inc.	6,425	58
*	Limelight Networks Inc.	37,124	58
*	Rocket Fuel Inc.	15,690	56
*	Workiva Inc.	4,449	56
*	Marin Software Inc.	18,380	55
*	RealNetworks Inc.	13,473	53
*	Amber Road Inc.	11,140	51
*	Hortonworks Inc.	4,362	50
*	MINDBODY Inc. Class A	4,031	47

30

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Violin Memory Inc.	54,517	44
*	ModusLink Global Solutions Inc.	22,117	42
*	Novatel Wireless Inc.	23,268	38
*	Digital Turbine Inc.	33,181	38
*,^	Appfolio Inc.	3,165	37
*	Travelzoo Inc.	4,509	35
*	Xactly Corp.	4,403	26
*	Apigee Corp.	3,315	19
*	Imation Corp.	20,894	18
*	Connecture Inc.	4,361	13
*	MaxPoint Interactive Inc.	3,998	7
*	Code Rebel Corp.	481	1
			132,640
Utilities (5.5%)
	Piedmont Natural Gas Co. Inc.	46,973	2,791
	IDACORP Inc.	29,929	2,124
	j2 Global Inc.	28,640	2,093
	WGL Holdings Inc.	29,544	2,015
	Portland General Electric Co.	52,737	2,007
	ONE Gas Inc.	31,252	1,812
	New Jersey Resources Corp.	50,869	1,761
	Black Hills Corp.	30,428	1,704
	Southwest Gas Corp.	27,855	1,699
	Laclede Group Inc.	25,757	1,688
	NorthWestern Corp.	27,977	1,661
	Cleco Corp.	35,933	1,650
	ALLETE Inc.	29,001	1,538
	PNM Resources Inc.	47,389	1,513
	Avista Corp.	37,067	1,401
	South Jersey Industries Inc.	40,890	1,041
	Cogent Communications Holdings Inc.	27,513	1,010
	MGE Energy Inc.	20,686	1,004
	El Paso Electric Co.	24,040	982
	American States Water Co.	22,431	951
	Empire District Electric Co.	25,922	848
	Ormat Technologies Inc.	22,054	842
	Northwest Natural Gas Co.	16,230	810
*	Dynegy Inc.	71,610	722
	California Water Service Group	28,449	703
	Consolidated Communications Holdings Inc.	30,031	702
	West Corp.	31,271	697
	Shenandoah Telecommunications Co.	28,756	695
	Otter Tail Corp.	22,379	612
*	8x8 Inc.	52,286	608
*	Vonage Holdings Corp.	110,353	593
	Chesapeake Utilities Corp.	9,073	565
	Pattern Energy Group Inc. Class A	33,078	562
^	Abengoa Yield plc	29,454	494
	NRG Yield Inc.	37,718	493
^	Windstream Holdings Inc.	60,655	456
*	Globalstar Inc.	284,871	444
	Atlantic Tele-Network Inc.	6,089	438
*	Cincinnati Bell Inc.	126,128	436
*	General Communication Inc. Class A	20,800	397
*	Gogo Inc.	33,720	367
	SJW Corp.	9,446	342
*	inContact Inc.	36,915	342
*	Iridium Communications Inc.	48,436	336
	Inteliquent Inc.	19,694	335
	Unitil Corp.	8,299	326
*	Talen Energy Corp.	49,868	317
*	ORBCOMM Inc.	36,012	314
	Connecticut Water Service Inc.	6,714	280
	Middlesex Water Co.	9,461	265

31

	Vanguard® Russell 2000 Index Fund
	Schedule of Investments
	February 29, 2016

					Market
					Value
				Shares	($000)
	NRG Yield Inc. Class A			20,906	259
	Spok Holdings Inc.			12,839	227
	York Water Co.			7,780	216
*	FairPoint Communications Inc.			12,303	185
*,^	Straight Path Communications Inc. Class B			5,416	172
*	Lumos Networks Corp.			13,436	165
*	Hawaiian Telcom Holdco Inc.			6,755	162
*	Boingo Wireless Inc.			21,564	155
	IDT Corp. Class B			10,384	135
	Artesian Resources Corp. Class A			4,657	132
	Atlantic Power Corp.			71,912	124
*	NTELOS Holdings Corp.			10,617	98
	Consolidated Water Co. Ltd.			8,746	95
	Genie Energy Ltd. Class B			7,165	66
*	Pendrell Corp.			93,064	53
	Spark Energy Inc. Class A			1,938	47
*,^	Intelsat SA			16,097	28
					50,105
	Total Common Stocks (Cost $1,090,469)				903,606

		Coupon
	Temporary Cash Investments (1.7%)[1]
	Money Market Fund (1.6%)
3,4	Vanguard Market Liquidity Fund	0.475%		15,320,491	15,320

				Face
			Maturity	Amount
			Date	($000)
	U.S. Government and Agency Obligations (0.1%)
5,6	Federal Home Loan Bank Discount Notes	0.294%	4/29/16	500	500
	Total Temporary Cash Investments (Cost $15,820)				15,820
	Total Investments (101.5%) (Cost $1,106,289)				919,426
	Other Assets and Liabilities—Net (-1.5%)[4]				(13,676)
	Net Assets (100%)				905,750

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $11,378,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.1% and 1.4%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $12,364,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

32

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Common Stocks (99.3%)[1]
Consumer Discretionary (10.3%)
* Houghton Mifflin Harcourt Co.	27,392	515
Abercrombie & Fitch Co.	14,994	436
Cooper Tire & Rubber Co.	11,031	434
* DreamWorks Animation SKG Inc. Class A	16,393	421
CalAtlantic Group Inc.	13,014	395
* Helen of Troy Ltd.	3,637	347
Meredith Corp.	7,931	345
* Media General Inc.	20,690	344
* TRI Pointe Group Inc.	32,916	339
Time Inc.	23,648	333
Matthews International Corp. Class A	6,756	320
* Genesco Inc.	4,773	315
New York Times Co. Class A	23,767	299
Guess? Inc.	13,391	286
* Meritage Homes Corp.	7,930	258
* Ascena Retail Group Inc.	30,104	254
DeVry Education Group Inc.	13,659	249
Caleres Inc.	8,560	243
* Liberty TripAdvisor Holdings Inc. Class A	11,375	232
Children's Place Inc.	3,272	223
* Penn National Gaming Inc.	15,950	221
Group 1 Automotive Inc.	3,955	221
KB Home	17,541	214
International Speedway Corp. Class A	5,995	207
Scholastic Corp.	5,729	201
* Cooper-Standard Holding Inc.	2,720	199
Dana Holding Corp.	15,420	192
* Belmond Ltd. Class A	20,822	191
Bob Evans Farms Inc.	4,149	178
* Deckers Outdoor Corp.	3,022	171
Cato Corp. Class A	4,683	170
* Apollo Education Group Inc.	20,314	166
* Vitamin Shoppe Inc.	6,014	166
La-Z-Boy Inc.	6,780	165
Ethan Allen Interiors Inc.	5,485	157
New Media Investment Group Inc.	9,643	151
Callaway Golf Co.	16,863	150
National CineMedia Inc.	9,975	149
Rent-A-Center Inc.	11,456	146
Marriott Vacations Worldwide Corp.	2,410	146
MDC Partners Inc. Class A	6,776	145
Sonic Automotive Inc. Class A	7,136	137
* Biglari Holdings Inc.	359	132
Finish Line Inc. Class A	7,169	131
Standard Motor Products Inc.	4,299	129
* Shutterfly Inc.	2,782	124
Viad Corp.	4,349	123
MDC Holdings Inc.	5,507	122
Fred's Inc. Class A	8,062	115
Columbia Sportswear Co.	1,888	112
* Regis Corp.	7,819	112
* Carmike Cinemas Inc.	5,049	111
* Central Garden & Pet Co. Class A	8,117	110
* Caesars Entertainment Corp.	12,091	109
Barnes & Noble Inc.	11,047	107
AMC Entertainment Holdings Inc.	4,291	103
Movado Group Inc.	3,494	102
Superior Industries International Inc.	5,101	101
* Taylor Morrison Home Corp. Class A	7,085	99
* Burlington Stores Inc.	1,710	96
* FTD Cos. Inc.	3,979	93

33

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*,^	Conn's Inc.	5,306	90
*	Iconix Brand Group Inc.	10,129	88
	Travelport Worldwide Ltd.	6,741	88
	Haverty Furniture Cos. Inc.	4,452	87
	National Presto Industries Inc.	1,059	86
	Sonic Corp.	2,908	85
	EW Scripps Co. Class A	4,652	80
*	M/I Homes Inc.	4,278	75
*	Vera Bradley Inc.	4,514	75
	Shoe Carnival Inc.	3,178	75
	Marcus Corp.	3,896	73
	American Eagle Outfitters Inc.	4,769	73
*	Barnes & Noble Education Inc.	6,805	73
*	Del Frisco's Restaurant Group Inc.	4,678	72
*	K12 Inc.	7,166	70
*	Ruby Tuesday Inc.	13,171	70
*,^	Lands' End Inc.	2,878	69
	Hooker Furniture Corp.	2,136	68
*	Performance Sports Group Ltd.	8,957	68
*	Lumber Liquidators Holdings Inc.	5,746	65
*	Meritor Inc.	8,718	65
*	Revlon Inc. Class A	1,810	63
*	Strayer Education Inc.	1,383	62
*	Entercom Communications Corp. Class A	5,419	62
*	Caesars Acquisition Co. Class A	9,810	59
	Journal Media Group Inc.	4,907	59
	Citi Trends Inc.	3,136	58
	Stage Stores Inc.	6,877	58
*	Denny's Corp.	5,553	57
*	WCI Communities Inc.	3,293	57
	Carriage Services Inc. Class A	2,690	55
	Inter Parfums Inc.	2,151	54
	CSS Industries Inc.	2,006	54
*	American Public Education Inc.	3,500	54
	Big 5 Sporting Goods Corp.	3,880	53
*	LGI Homes Inc.	2,221	53
	Flexsteel Industries Inc.	1,270	52
*	Beazer Homes USA Inc.	7,035	52
*,^	Eros International plc	6,002	48
*	Perry Ellis International Inc.	2,595	48
*	Federal-Mogul Holdings Corp.	6,507	47
*	Century Communities Inc.	2,979	47
*	MarineMax Inc.	2,619	46
	Stein Mart Inc.	6,225	46
	Speedway Motorsports Inc.	2,484	45
*	Daily Journal Corp.	230	45
	Ruth's Hospitality Group Inc.	2,489	44
*	Chegg Inc.	10,016	43
	Tower International Inc.	2,002	43
*	William Lyon Homes Class A	3,544	42
*	Monarch Casino & Resort Inc.	2,048	41
*	Franklin Covey Co.	2,334	40
*	Build-A-Bear Workshop Inc.	2,817	40
	Cracker Barrel Old Country Store Inc.	260	39
*	Hovnanian Enterprises Inc. Class A	25,318	38
*	America's Car-Mart Inc.	1,490	37
*	Crocs Inc.	3,736	37
	Weyco Group Inc.	1,334	36
*	Career Education Corp.	14,404	36
	Bassett Furniture Industries Inc.	1,166	36
*	Cavco Industries Inc.	425	35
*	Elizabeth Arden Inc.	5,540	34
*,^	Intrawest Resorts Holdings Inc.	3,894	33
	Strattec Security Corp.	636	33

34

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Horizon Global Corp.	3,656	32
*	Eldorado Resorts Inc.	3,225	32
*	West Marine Inc.	3,886	32
	Harte-Hanks Inc.	10,279	32
*	J Alexander's Holdings Inc.	3,042	32
*	Express Inc.	1,826	31
*	Sportsman's Warehouse Holdings Inc.	2,389	31
	Marchex Inc. Class B	7,198	31
	Arctic Cat Inc.	1,734	30
	Saga Communications Inc. Class A	776	29
*	Universal Electronics Inc.	535	28
	Lifetime Brands Inc.	2,357	28
*	Reading International Inc. Class A	2,789	28
*	Destination XL Group Inc.	6,250	28
*	JAKKS Pacific Inc.	3,825	28
*,^	Hemisphere Media Group Inc. Class A	1,976	27
	Johnson Outdoors Inc. Class A	1,149	25
*	Bridgepoint Education Inc.	3,791	24
*	QuinStreet Inc.	7,867	23
	DineEquity Inc.	241	22
*	Care.com Inc.	3,506	21
*	New Home Co. Inc.	2,098	21
*	Systemax Inc.	2,334	21
	Tribune Publishing Co.	2,402	20
	Escalade Inc.	1,538	19
*	Black Diamond Inc.	4,428	19
*	Planet Fitness Inc. Class A	1,306	19
*	Zumiez Inc.	902	19
	Universal Technical Institute Inc.	4,482	18
*	Tilly's Inc. Class A	2,391	17
*	Carrols Restaurant Group Inc.	1,180	16
*	VOXX International Corp. Class A	3,915	16
*	Townsquare Media Inc. Class A	1,507	15
	Metaldyne Performance Group Inc.	1,000	14
*	Sizmek Inc.	4,376	14
*	Kona Grill Inc.	959	14
*	Cambium Learning Group Inc.	3,033	14
*	Tuesday Morning Corp.	1,843	12
*	Christopher & Banks Corp.	8,623	12
*	Skullcandy Inc.	3,426	12
*	Ollie's Bargain Outlet Holdings Inc.	587	12
*	Central European Media Enterprises Ltd. Class A	4,711	12
*	Motorcar Parts of America Inc.	322	11
	Winnebago Industries Inc.	582	11
*	Sequential Brands Group Inc.	1,500	10
*	Instructure Inc.	635	9
*	Duluth Holdings Inc.	540	9
*	Noodles & Co. Class A	694	9
*	Cumulus Media Inc. Class A	34,523	9
*	Shake Shack Inc. Class A	140	6
*	Weight Watchers International Inc.	481	6
*	Wingstop Inc.	224	5
*	Crown Media Holdings Inc. Class A	1,211	5
*	MCBC Holdings Inc.	395	5
	Entravision Communications Corp. Class A	678	5
*	EVINE Live Inc.	10,084	5
	Libbey Inc.	300	5
*	Morgans Hotel Group Co.	3,340	5
*	Fenix Parts Inc.	910	5
*	ZAGG Inc.	306	3
*	Fogo De Chao Inc.	168	3
*	Cherokee Inc.	157	3
*	Bravo Brio Restaurant Group Inc.	328	3
	bebe stores, inc.	5,220	2

35

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* Isle of Capri Casinos Inc.	210	2
* Empire Resorts Inc.	31	—
		17,244
Consumer Staples (3.3%)
* TreeHouse Foods Inc.	12,115	1,023
* Post Holdings Inc.	13,246	920
Sanderson Farms Inc.	4,831	441
Snyder's-Lance Inc.	10,497	343
* SUPERVALU Inc.	56,621	289
Fresh Del Monte Produce Inc.	7,206	289
Universal Corp.	4,887	266
SpartanNash Co.	8,098	222
Dean Foods Co.	10,944	211
Core-Mark Holding Co. Inc.	2,396	177
Andersons Inc.	6,121	164
* Seaboard Corp.	52	152
Lancaster Colony Corp.	1,393	142
* Omega Protein Corp.	4,721	112
Weis Markets Inc.	2,399	100
John B Sanfilippo & Son Inc.	1,355	94
Tootsie Roll Industries Inc.	2,622	87
* Smart & Final Stores Inc.	5,152	84
Ingles Markets Inc. Class A	2,050	69
* Seneca Foods Corp. Class A	1,589	53
* Nutraceutical International Corp.	1,780	44
Village Super Market Inc. Class A	1,529	41
Orchids Paper Products Co.	1,426	39
* Performance Food Group Co.	1,490	37
* United Natural Foods Inc.	844	26
B&G Foods Inc.	654	23
Nature's Sunshine Products Inc.	2,156	18
Alico Inc.	708	17
Coca-Cola Bottling Co. Consolidated	79	14
* Amplify Snack Brands Inc.	1,340	14
* Craft Brew Alliance Inc.	1,563	13
* Diamond Foods Inc.	326	12
* National Beverage Corp.	109	4
* Arcadia Biosciences Inc.	946	3
* Synutra International Inc.	405	2
* Fairway Group Holdings Corp.	2,541	1
		5,546
Energy (3.0%)
* PDC Energy Inc.	8,632	433
* RSP Permian Inc.	14,193	339
* Oil States International Inc.	11,164	292
* Carrizo Oil & Gas Inc.	11,833	254
* Parsley Energy Inc. Class A	13,829	254
* Oasis Petroleum Inc.	38,801	209
* SEACOR Holdings Inc.	3,927	190
* McDermott International Inc.	51,607	170
* Forum Energy Technologies Inc.	12,836	151
* Synergy Resources Corp.	22,868	143
Green Plains Inc.	8,220	112
* Callon Petroleum Co.	17,423	111
* Matrix Service Co.	5,816	107
* Matador Resources Co.	6,450	104
* Exterran Corp.	7,538	103
Atwood Oceanics Inc.	14,100	97
* Helix Energy Solutions Group Inc.	22,473	88
* TETRA Technologies Inc.	17,383	88
Delek US Holdings Inc.	5,441	86
CARBO Ceramics Inc.	4,164	83
* Flotek Industries Inc.	11,349	83
* PowerSecure International Inc.	3,906	73

36

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Renewable Energy Group Inc.	9,323	68
*	Newpark Resources Inc.	17,846	67
	Alon USA Energy Inc.	6,627	65
*	REX American Resources Corp.	1,231	62
	Tesco Corp.	8,355	60
*	Hornbeck Offshore Services Inc.	6,923	59
	Archrock Inc.	14,728	59
*	Unit Corp.	10,694	57
*	Natural Gas Services Group Inc.	2,702	49
*	Northern Oil and Gas Inc.	13,073	44
*	Clean Energy Fuels Corp.	15,109	44
*	Parker Drilling Co.	25,946	40
*	Era Group Inc.	4,368	40
*	Sanchez Energy Corp.	11,189	40
*	EnerNOC Inc.	5,789	36
*,^	EXCO Resources Inc.	33,676	35
*	Geospace Technologies Corp.	2,836	32
*	Bill Barrett Corp.	10,674	31
	Panhandle Oil and Gas Inc. Class A	1,933	30
*	Green Brick Partners Inc.	4,666	29
*	Pacific Ethanol Inc.	6,957	27
*	Westmoreland Coal Co.	4,014	25
	TerraForm Global Inc. Class A	7,510	24
*	Contango Oil & Gas Co.	3,900	24
*	Cloud Peak Energy Inc.	13,710	23
*	Ring Energy Inc.	5,309	22
*	Civeo Corp.	23,835	21
*	Ameresco Inc. Class A	4,086	21
*	Bonanza Creek Energy Inc.	11,274	21
*	Pioneer Energy Services Corp.	14,720	20
*	Sunrun Inc.	3,573	20
*	FuelCell Energy Inc.	3,507	20
*	Clayton Williams Energy Inc.	1,356	20
*	Abraxas Petroleum Corp.	21,436	19
*	Stone Energy Corp.	12,360	19
	SunCoke Energy Inc.	3,958	19
	Nordic American Offshore Ltd.	3,913	18
*	Basic Energy Services Inc.	9,784	17
	Adams Resources & Energy Inc.	439	14
*	Independence Contract Drilling Inc.	3,438	13
*,^	W&T Offshore Inc.	7,233	13
*	Vivint Solar Inc.	1,663	13
*	C&J Energy Services Ltd.	12,133	13
*	Gastar Exploration Inc.	16,409	11
	Hallador Energy Co.	2,031	10
*	Eclipse Resources Corp.	9,704	9
*,^	Peabody Energy Corp.	3,609	9
*	Jones Energy Inc. Class A	5,817	9
*	Halcon Resources Corp.	14,321	8
	Energy XXI Ltd.	18,540	7
*	Rex Energy Corp.	9,809	6
*	Key Energy Services Inc.	24,585	6
*	Ultra Petroleum Corp.	15,325	5
*	Par Pacific Holdings Inc.	276	5
*,^	Erin Energy Corp.	2,215	5
*	Approach Resources Inc.	6,674	5
*	Seventy Seven Energy Inc.	10,384	5
*	ION Geophysical Corp.	1,400	4
*	TransAtlantic Petroleum Ltd.	4,772	3
*	Triangle Petroleum Corp.	8,614	3
*	Earthstone Energy Inc.	240	3
	North Atlantic Drilling Ltd.	1,457	3
*	Fairmount Santrol Holdings Inc.	1,128	2

37

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* Global Geophysical Services Inc.	223	—
		5,081
Financial Services (43.2%)
Highwoods Properties Inc.	20,231	881
First American Financial Corp.	23,317	863
Investors Bancorp Inc.	75,018	849
EPR Properties	12,301	766
Umpqua Holdings Corp.	47,443	714
FirstMerit Corp.	35,662	700
CNO Financial Group Inc.	40,001	697
DCT Industrial Trust Inc.	19,112	692
Gramercy Property Trust	90,251	681
Webster Financial Corp.	19,528	656
Healthcare Realty Trust Inc.	21,599	627
Sun Communities Inc.	9,175	620
Prosperity Bancshares Inc.	15,070	610
LaSalle Hotel Properties	24,308	592
RLI Corp.	9,295	583
Medical Properties Trust Inc.	50,347	583
PrivateBancorp Inc.	16,920	581
New Residential Investment Corp.	49,598	581
Sunstone Hotel Investors Inc.	44,917	579
Education Realty Trust Inc.	13,610	540
FNB Corp.	43,662	536
United Bankshares Inc.	14,954	524
First Industrial Realty Trust Inc.	23,844	513
MB Financial Inc.	16,180	494
Acadia Realty Trust	14,815	490
Kite Realty Group Trust	18,002	485
Fulton Financial Corp.	38,058	480
GEO Group Inc.	16,086	467
Cathay General Bancorp	17,218	460
Valley National Bancorp	50,103	451
Radian Group Inc.	41,248	445
Primerica Inc.	10,423	440
Wintrust Financial Corp.	10,222	434
Washington Federal Inc.	20,440	433
Equity One Inc.	15,725	431
* Stifel Financial Corp.	14,635	424
Pebblebrook Hotel Trust	15,490	421
UMB Financial Corp.	8,487	417
BancorpSouth Inc.	20,814	415
Selective Insurance Group Inc.	12,277	412
Hudson Pacific Properties Inc.	16,053	409
Cousins Properties Inc.	46,699	404
Physicians Realty Trust	23,329	401
Colony Capital Inc. Class A	24,088	395
Retail Opportunity Investments Corp.	21,454	394
IBERIABANK Corp.	8,235	393
First Citizens BancShares Inc. Class A	1,663	389
Glacier Bancorp Inc.	16,292	388
Hancock Holding Co.	16,799	388
DiamondRock Hospitality Co.	43,300	385
Mack-Cali Realty Corp.	19,230	383
Capitol Federal Financial Inc.	30,341	381
Washington REIT	14,698	380
RLJ Lodging Trust	18,083	379
Janus Capital Group Inc.	29,017	375
Sterling Bancorp	25,861	373
Xenia Hotels & Resorts Inc.	24,095	369
Columbia Banking System Inc.	12,451	359
CVB Financial Corp.	22,934	356
Alexander & Baldwin Inc.	10,544	353
PS Business Parks Inc.	3,770	346

38

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Kennedy-Wilson Holdings Inc.	18,160	345
Lexington Realty Trust	44,357	343
Community Bank System Inc.	9,230	342
New York REIT Inc.	35,076	337
National Penn Bancshares Inc.	30,246	337
Argo Group International Holdings Ltd.	6,032	336
National Health Investors Inc.	5,339	336
Pinnacle Financial Partners Inc.	7,175	333
Chesapeake Lodging Trust	12,879	327
Monogram Residential Trust Inc.	35,958	327
LTC Properties Inc.	7,218	321
Trustmark Corp.	14,590	319
DuPont Fabros Technology Inc.	8,840	315
* Enstar Group Ltd.	1,965	311
South State Corp.	4,944	309
EastGroup Properties Inc.	5,592	303
Invesco Mortgage Capital Inc.	26,612	301
* Texas Capital Bancshares Inc.	9,192	297
Astoria Financial Corp.	19,446	290
Hatteras Financial Corp.	20,928	288
Ramco-Gershenson Properties Trust	17,107	287
Pennsylvania REIT	14,944	286
Old National Bancorp	25,292	282
First Midwest Bancorp Inc.	16,858	282
Select Income REIT	13,551	279
* MGIC Investment Corp.	40,549	277
Northwest Bancshares Inc.	21,954	276
Horace Mann Educators Corp.	8,897	274
EverBank Financial Corp.	20,934	273
* Western Alliance Bancorp	9,078	270
CYS Investments Inc.	34,208	268
Simmons First National Corp. Class A	6,458	266
International Bancshares Corp.	11,717	264
Provident Financial Services Inc.	14,195	264
Kemper Corp.	9,322	251
Renasant Corp.	8,019	250
Westamerica Bancorporation	5,477	246
STAG Industrial Inc.	13,973	245
Chemical Financial Corp.	7,228	245
BBCN Bancorp Inc.	17,054	244
NBT Bancorp Inc.	9,443	244
Parkway Properties Inc.	18,149	243
Independent Bank Corp.	5,606	242
Kearny Financial Corp.	20,052	240
Park National Corp.	2,799	238
American Equity Investment Life Holding Co.	17,454	237
Sabra Health Care REIT Inc.	11,885	237
WesBanco Inc.	8,248	233
CubeSmart	7,708	230
FelCor Lodging Trust Inc.	30,726	227
* Beneficial Bancorp Inc.	17,745	227
Government Properties Income Trust	15,113	224
First Financial Bancorp	13,236	222
Union Bankshares Corp.	9,684	220
Great Western Bancorp Inc.	8,873	218
Redwood Trust Inc.	18,121	215
PennyMac Mortgage Investment Trust	16,034	211
AMERISAFE Inc.	4,075	210
STORE Capital Corp.	8,689	210
Terreno Realty Corp.	9,241	205
* Green Dot Corp. Class A	9,867	204
Summit Hotel Properties Inc.	18,760	203
* MBIA Inc.	29,259	201
Rexford Industrial Realty Inc.	11,891	200

39

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	Capstead Mortgage Corp.	20,590	200
	Hersha Hospitality Trust Class A	9,891	199
	United Community Banks Inc.	11,451	198
	Apollo Commercial Real Estate Finance Inc.	12,550	194
	First Merchants Corp.	8,709	193
	Nelnet Inc. Class A	5,106	192
	WSFS Financial Corp.	6,265	190
	Boston Private Financial Holdings Inc.	17,869	189
	S&T Bancorp Inc.	7,477	189
	Ameris Bancorp	6,924	187
*	Third Point Reinsurance Ltd.	16,877	187
*	Navigators Group Inc.	2,282	185
	Cash America International Inc.	5,470	184
	Infinity Property & Casualty Corp.	2,465	184
	Franklin Street Properties Corp.	19,352	184
	Talmer Bancorp Inc. Class A	10,948	184
	Tompkins Financial Corp.	3,223	182
	LegacyTexas Financial Group Inc.	10,242	182
*	FCB Financial Holdings Inc. Class A	6,019	181
	New Senior Investment Group Inc.	18,630	181
*,^	St. Joe Co.	11,863	180
*	Colony Starwood Homes	8,214	180
	Safety Insurance Group Inc.	3,248	180
	Banner Corp.	4,516	179
*	Hilltop Holdings Inc.	10,544	176
	United Fire Group Inc.	4,357	176
	ServisFirst Bancshares Inc.	4,796	175
	Towne Bank	9,808	171
	Stewart Information Services Corp.	4,943	167
*	FNFV Group	16,336	166
	Chatham Lodging Trust	8,246	165
	First Commonwealth Financial Corp.	19,165	165
	Agree Realty Corp.	4,441	165
	Berkshire Hills Bancorp Inc.	6,360	164
	Investors Real Estate Trust	26,406	162
	Oritani Financial Corp.	9,488	161
	Northfield Bancorp Inc.	10,116	159
	Brookline Bancorp Inc.	15,105	159
*	iStar Inc.	18,428	156
	National General Holdings Corp.	7,749	154
	First Financial Bankshares Inc.	5,808	153
	Lakeland Financial Corp.	3,584	153
	ARMOUR Residential REIT Inc.	7,879	152
	Monmouth Real Estate Investment Corp.	13,614	151
	Wilshire Bancorp Inc.	15,230	150
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	8,261	145
	City Holding Co.	3,287	145
	State Bank Financial Corp.	7,715	144
	Rouse Properties Inc.	7,907	144
	Hanmi Financial Corp.	6,899	144
	American Capital Mortgage Investment Corp.	10,230	141
	Meridian Bancorp Inc.	10,139	140
	Banco Latinoamericano de Comercio Exterior SA	6,496	139
	Sandy Spring Bancorp Inc.	5,333	139
	CenterState Banks Inc.	9,818	137
	Inland Real Estate Corp.	12,888	137
	Capital Bank Financial Corp.	4,561	134
*	Greenlight Capital Re Ltd. Class A	6,262	134
*	Ambac Financial Group Inc.	8,661	132
	Flushing Financial Corp.	6,361	131
*	Customers Bancorp Inc.	5,779	131
	Southside Bancshares Inc.	5,482	128
	Virtus Investment Partners Inc.	1,396	128
	Banc of California Inc.	8,245	126

40

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	Cardinal Financial Corp.	6,524	126
	National Bank Holdings Corp. Class A	6,497	126
	Cedar Realty Trust Inc.	18,389	126
	TriCo Bancshares	4,928	122
*	Piper Jaffray Cos.	2,859	121
*	Pacific Premier Bancorp Inc.	5,870	121
	Heartland Financial USA Inc.	4,098	121
	Stock Yards Bancorp Inc.	3,210	120
	Enterprise Financial Services Corp.	4,323	120
	FBL Financial Group Inc. Class A	2,084	120
	Washington Trust Bancorp Inc.	3,214	119
	TrustCo Bank Corp. NY	20,614	119
	Investment Technology Group Inc.	6,453	118
	Yadkin Financial Corp.	5,460	118
	Altisource Residential Corp.	12,402	116
	Maiden Holdings Ltd.	9,630	115
	Dime Community Bancshares Inc.	6,754	115
	Community Trust Bancorp Inc.	3,398	115
	Heritage Financial Corp.	6,560	114
	First Interstate BancSystem Inc. Class A	4,268	114
	Sovran Self Storage Inc.	1,074	114
	BNC Bancorp	5,591	113
	American Residential Properties Inc.	6,993	111
*	HRG Group Inc.	9,466	110
*	Encore Capital Group Inc.	4,739	110
	Silver Bay Realty Trust Corp.	7,913	109
	1st Source Corp.	3,555	108
	First Potomac Realty Trust	12,770	108
	Urstadt Biddle Properties Inc. Class A	5,302	105
	National Western Life Group Inc. Class A	485	104
	German American Bancorp Inc.	3,219	103
	United Financial Bancorp Inc.	8,770	102
	Getty Realty Corp.	5,558	101
	InfraREIT Inc.	4,771	101
	Ashford Hospitality Trust Inc.	18,162	100
	ConnectOne Bancorp Inc.	6,509	100
	Anworth Mortgage Asset Corp.	21,254	100
	Central Pacific Financial Corp.	5,006	100
	First Busey Corp.	5,250	100
	New York Mortgage Trust Inc.	23,709	99
	Western Asset Mortgage Capital Corp.	9,130	99
	MainSource Financial Group Inc.	4,722	98
	Bryn Mawr Bank Corp.	3,876	97
	Ladder Capital Corp.	9,390	97
*,^	Nationstar Mortgage Holdings Inc.	7,943	94
	Bridge Bancorp Inc.	3,248	92
	CatchMark Timber Trust Inc. Class A	8,622	92
	Home BancShares Inc.	2,280	90
	BancFirst Corp.	1,592	90
*	Ocwen Financial Corp.	23,219	88
	Apollo Residential Mortgage Inc.	6,811	88
*	Flagstar Bancorp Inc.	4,494	86
	Great Southern Bancorp Inc.	2,292	86
	CoBiz Financial Inc.	7,934	86
	NewBridge Bancorp	7,612	83
	RE/MAX Holdings Inc. Class A	2,574	83
	Blue Hills Bancorp Inc.	5,951	82
	Mercantile Bank Corp.	3,585	81
	Waterstone Financial Inc.	5,729	81
	Clifton Bancorp Inc.	5,452	80
	Lakeland Bancorp Inc.	8,042	80
	Financial Institutions Inc.	3,007	80
	Univest Corp. of Pennsylvania	4,174	80
*	CU Bancorp	3,565	78

41

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	First Bancorp	4,189	77
	First Financial Corp.	2,345	77
	First Defiance Financial Corp.	1,966	77
*	First NBC Bank Holding Co.	3,236	76
*	Cowen Group Inc. Class A	22,337	76
	Resource Capital Corp.	6,772	75
*	Seacoast Banking Corp. of Florida	5,051	75
	Employers Holdings Inc.	2,680	74
	AG Mortgage Investment Trust Inc.	6,024	74
	Bank Mutual Corp.	9,894	74
*,^	Citizens Inc. Class A	10,414	73
	First of Long Island Corp.	2,597	72
	Federal Agricultural Mortgage Corp.	2,222	72
	Federated National Holding Co.	3,008	72
	Independent Bank Corp.	4,874	72
*	HomeTrust Bancshares Inc.	4,065	72
*	Eagle Bancorp Inc.	1,556	71
	Opus Bank	2,210	71
	United Insurance Holdings Corp.	3,650	71
	Preferred Bank	2,478	71
	Gladstone Commercial Corp.	4,682	70
	Peoples Bancorp Inc.	3,900	70
*	Forestar Group Inc.	7,134	70
	State National Cos. Inc.	6,112	69
	State Auto Financial Corp.	3,181	68
	James River Group Holdings Ltd.	2,334	68
*	Anchor BanCorp Wisconsin Inc.	1,627	68
	Stonegate Bank	2,362	68
*	KCG Holdings Inc. Class A	6,372	67
	Armada Hoffler Properties Inc.	6,286	67
	Meta Financial Group Inc.	1,602	66
	Dynex Capital Inc.	10,433	66
*	First BanCorp	24,699	66
*	Walker & Dunlop Inc.	2,848	66
	First Community Bancshares Inc.	3,578	65
*	HomeStreet Inc.	3,225	64
	Whitestone REIT	5,732	64
	Pacific Continental Corp.	4,140	64
	Park Sterling Corp.	10,250	64
	Bank of Marin Bancorp	1,268	63
	OneBeacon Insurance Group Ltd. Class A	4,819	62
	Arrow Financial Corp.	2,377	62
	Potlatch Corp.	2,348	62
	United Community Financial Corp.	10,442	62
	Camden National Corp.	1,581	61
	Southwest Bancorp Inc.	4,041	61
	Suffolk Bancorp	2,490	60
*	INTL. FCStone Inc.	2,362	60
*	Walter Investment Management Corp.	8,006	60
	West Bancorporation Inc.	3,414	60
	Fidelity & Guaranty Life	2,389	59
	Arlington Asset Investment Corp. Class A	4,880	59
	Horizon Bancorp	2,438	59
	Peoples Financial Services Corp.	1,611	58
	Preferred Apartment Communities Inc. Class A	4,753	58
	Ashford Hospitality Prime Inc.	5,829	57
	One Liberty Properties Inc.	2,690	57
	Independent Bank Group Inc.	2,068	57
	HCI Group Inc.	1,617	57
	Ares Commercial Real Estate Corp.	5,796	57
	QCR Holdings Inc.	2,505	56
	Fidelity Southern Corp.	3,737	56
	OFG Bancorp	9,593	56
	First Connecticut Bancorp Inc.	3,435	55

42

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* TriState Capital Holdings Inc.	4,573	55
CNB Financial Corp.	3,097	55
Peapack Gladstone Financial Corp.	3,310	55
* NMI Holdings Inc. Class A	10,732	55
Republic Bancorp Inc. Class A	2,135	55
Cass Information Systems Inc.	1,076	54
* Safeguard Scientifics Inc.	4,440	53
Citizens & Northern Corp.	2,629	52
* Tejon Ranch Co.	2,955	52
RAIT Financial Trust	19,286	51
* FRP Holdings Inc.	1,462	50
* Global Indemnity plc	1,762	49
National Bankshares Inc.	1,475	49
Baldwin & Lyons Inc.	1,994	49
NexPoint Residential Trust Inc.	4,076	48
Heritage Commerce Corp.	5,155	48
OceanFirst Financial Corp.	2,822	48
Fox Chase Bancorp Inc.	2,477	48
UMH Properties Inc.	5,012	47
Sierra Bancorp	2,506	47
American National Bankshares Inc.	1,852	47
BankFinancial Corp.	3,899	47
Guaranty Bancorp	3,145	47
* Ladenburg Thalmann Financial Services Inc.	19,981	47
Territorial Bancorp Inc.	1,808	47
CyrusOne Inc.	1,167	46
Ames National Corp.	1,976	46
Orchid Island Capital Inc.	4,717	45
Charter Financial Corp.	3,259	45
Independence Realty Trust Inc.	6,838	44
Houlihan Lokey Inc.	1,704	44
MidWestOne Financial Group Inc.	1,671	44
* Triumph Bancorp Inc.	3,153	43
First Bancorp Inc.	2,279	43
* Sun Bancorp Inc.	2,037	42
GAIN Capital Holdings Inc.	5,814	42
Bar Harbor Bankshares	1,268	42
* Old Second Bancorp Inc.	6,254	42
* PICO Holdings Inc.	4,882	42
* Everi Holdings Inc.	13,961	41
Bluerock Residential Growth REIT Inc. Class A	3,999	41
Farmers Capital Bank Corp.	1,590	41
EMC Insurance Group Inc.	1,663	40
Penns Woods Bancorp Inc.	1,016	39
Tiptree Financial Inc. Class A	6,353	39
First Business Financial Services Inc.	1,840	39
* BSB Bancorp Inc.	1,725	38
Heritage Insurance Holdings Inc.	1,929	38
Enterprise Bancorp Inc.	1,633	37
Heritage Oaks Bancorp	4,978	36
* Cascade Bancorp	6,629	36
* NewStar Financial Inc.	5,126	35
CorEnergy Infrastructure Trust Inc.	2,593	34
* CommunityOne Bancorp	2,662	34
* Bancorp Inc.	7,153	34
Hingham Institution for Savings	286	34
Capital City Bank Group Inc.	2,326	34
* MoneyGram International Inc.	6,208	33
* RMR Group Inc. Class A	1,478	33
* Regional Management Corp.	2,163	33
* Franklin Financial Network Inc.	1,199	33
American Assets Trust Inc.	885	33
Calamos Asset Management Inc. Class A	3,849	33
* EZCORP Inc. Class A	10,983	32

43

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Consolidated-Tomoka Land Co.	662	32
Merchants Bancshares Inc.	1,092	32
Oppenheimer Holdings Inc. Class A	2,219	31
* PennyMac Financial Services Inc. Class A	2,479	31
* Hallmark Financial Services Inc.	3,066	31
* C1 Financial Inc.	1,331	30
Century Bancorp Inc. Class A	757	30
Access National Corp.	1,591	30
* National Commerce Corp.	1,338	29
Donegal Group Inc. Class A	1,907	28
* Bear State Financial Inc.	2,985	27
* AV Homes Inc.	2,742	27
National Interstate Corp.	1,209	27
Independence Holding Co.	1,480	24
* Green Bancorp Inc.	3,127	22
* World Acceptance Corp.	585	22
* Atlas Financial Holdings Inc.	1,169	21
Crawford & Co. Class B	4,065	20
^ United Development Funding IV	6,222	20
First Cash Financial Services Inc.	465	20
* Real Industry Inc.	2,024	14
Live Oak Bancshares Inc.	1,038	14
* Stonegate Mortgage Corp.	2,801	13
Alexander's Inc.	34	13
Saul Centers Inc.	266	13
Resource America Inc. Class A	2,821	13
QTS Realty Trust Inc. Class A	280	12
* Hampton Roads Bankshares Inc.	7,166	12
Moelis & Co. Class A	480	12
People's Utah Bancorp	691	11
* Allegiance Bancshares Inc.	578	10
* Campus Crest Communities Inc.	1,390	10
Great Ajax Corp.	935	9
* Equity Bancshares Inc. Class A	431	9
* BBX Capital Corp.	592	7
^ CPI Card Group Inc.	763	6
National Storage Affiliates Trust	249	5
* Trupanion Inc.	453	4
* JG Wentworth Co. Class A	3,035	4
* Enova International Inc.	594	3
* Impac Mortgage Holdings Inc.	139	2
* Altisource Asset Management Corp.	26	—
* RCS Capital Corp. Class A	236	—
* Tejon Ranch Co. Warrants Exp. 8/31/2016	22	—
		72,423
Health Care (4.2%)
* Amsurg Corp.	8,787	598
Owens & Minor Inc.	13,586	535
* Medicines Co.	12,863	414
* Magellan Health Inc.	5,393	340
* Halyard Health Inc.	10,069	257
CONMED Corp.	5,922	235
* Integra LifeSciences Holdings Corp.	3,401	209
* Greatbatch Inc.	5,482	207
Kindred Healthcare Inc.	17,985	189
* Haemonetics Corp.	5,804	186
Analogic Corp.	2,435	183
* Merit Medical Systems Inc.	9,491	179
* Affymetrix Inc.	11,976	168
* LivaNova plc	2,866	162
* Luminex Corp.	8,646	161
* Wright Medical Group NV	9,235	158
* Orthofix International NV	4,050	156
* PharMerica Corp.	6,533	151

44

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	National HealthCare Corp.	2,180	140
*	Triple-S Management Corp. Class B	5,222	137
	PDL BioPharma Inc.	35,656	107
*	ICU Medical Inc.	1,099	101
*	Theravance Biopharma Inc.	6,233	98
*	LHC Group Inc.	2,660	95
	Invacare Corp.	6,868	83
*	OraSure Technologies Inc.	11,025	74
	Universal American Corp.	10,575	71
*	Healthways Inc.	6,587	69
*	Emergent BioSolutions Inc.	1,894	64
	CryoLife Inc.	5,486	59
*	AngioDynamics Inc.	5,393	59
*	Almost Family Inc.	1,537	58
*	Quidel Corp.	3,643	57
*	Dermira Inc.	2,165	50
*	Akebia Therapeutics Inc.	6,799	50
*	Lexicon Pharmaceuticals Inc.	5,289	49
*	Spectrum Pharmaceuticals Inc.	10,406	47
*	Amedisys Inc.	1,228	45
*	SurModics Inc.	2,228	42
*	Exactech Inc.	2,163	40
*	Loxo Oncology Inc.	1,936	36
*	Adamas Pharmaceuticals Inc.	2,615	33
*	BioScrip Inc.	15,118	33
*	Anika Therapeutics Inc.	721	33
*	Cross Country Healthcare Inc.	2,620	33
	Meridian Bioscience Inc.	1,498	30
*	Versartis Inc.	4,401	29
*	Addus HomeCare Corp.	1,255	28
*	Acorda Therapeutics Inc.	838	27
*	Innoviva Inc.	2,312	27
*,^	TransEnterix Inc.	8,319	27
*	AtriCure Inc.	1,571	26
*	Amphastar Pharmaceuticals Inc.	2,412	25
*	Endocyte Inc.	8,241	25
*	Cytokinetics Inc.	3,749	24
*	Arrowhead Research Corp.	6,052	24
*	Five Star Quality Care Inc.	9,790	23
	LeMaitre Vascular Inc.	1,574	23
*	ACADIA Pharmaceuticals Inc.	1,338	23
*	Harvard Bioscience Inc.	6,998	19
*	Surgery Partners Inc.	1,459	19
*	Cynosure Inc. Class A	398	16
	Ensign Group Inc.	759	16
*	Cerus Corp.	3,114	15
	Select Medical Holdings Corp.	1,523	15
*	Vanda Pharmaceuticals Inc.	1,778	14
*	Calithera Biosciences Inc.	2,330	14
*	Array BioPharma Inc.	5,276	13
*	Stemline Therapeutics Inc.	2,692	13
*	SeaSpine Holdings Corp.	1,020	13
*	Celldex Therapeutics Inc.	1,880	13
*,^	Rockwell Medical Inc.	1,296	12
*	Ignyta Inc.	1,854	12
*	Inovio Pharmaceuticals Inc.	1,853	12
*	Surgical Care Affiliates Inc.	278	11
*	Rigel Pharmaceuticals Inc.	4,670	11
*	Cutera Inc.	865	10
*	Agenus Inc.	3,685	10
*	Hanger Inc.	3,708	9
*,^	Teladoc Inc.	556	8
*	Merrimack Pharmaceuticals Inc.	1,259	7
*	Genesis Healthcare Inc.	3,922	7

45

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Penumbra Inc.	147	7
*	Navidea Biopharmaceuticals Inc.	6,824	7
*	Tokai Pharmaceuticals Inc.	1,040	7
*	RTI Surgical Inc.	1,835	6
*	BioCryst Pharmaceuticals Inc.	2,880	6
*	Verastem Inc.	5,112	6
*,^	Omeros Corp.	464	5
*	Alliance HealthCare Services Inc.	610	4
*	Immunomedics Inc.	1,901	4
	National Research Corp. Class A	260	4
*	Geron Corp.	1,608	4
*	Entellus Medical Inc.	241	4
*	Seres Therapeutics Inc.	160	4
*	Glaukos Corp.	206	3
*	Aimmune Therapeutics Inc.	211	3
*	Axovant Sciences Ltd.	267	3
*	Idera Pharmaceuticals Inc.	1,769	3
*	Novocure Ltd.	267	3
*,^	Unilife Corp.	3,438	3
*	ConforMIS Inc.	306	3
	Osiris Therapeutics Inc.	352	3
*	Cardiovascular Systems Inc.	300	2
*	Aclaris Therapeutics Inc.	115	2
*	CytomX Therapeutics Inc.	155	2
*	XOMA Corp.	2,610	2
*	Global Blood Therapeutics Inc.	132	2
*	Oxford Immunotec Global plc	195	2
*	REGENXBIO Inc.	147	2
*	Aratana Therapeutics Inc.	518	2
*	Chiasma Inc.	139	1
*	EndoChoice Holdings Inc.	280	1
*	Natera Inc.	184	1
*	Edge Therapeutics Inc.	169	1
*	Voyager Therapeutics Inc.	115	1
*	Peregrine Pharmaceuticals Inc.	2,692	1
*	Invuity Inc.	138	1
*	Neos Therapeutics Inc.	101	1
*	MyoKardia Inc.	128	1
*	NantKwest Inc.	127	1
*	Lantheus Holdings Inc.	364	1
*	Dimension Therapeutics Inc.	112	1
*	Assembly Biosciences Inc.	164	1
*	vTv Therapeutics Inc. Class A	119	1
*	Nivalis Therapeutics Inc.	93	—
*	Catabasis Pharmaceuticals Inc.	84	—
*	Zynerba Pharmaceuticals Inc.	48	—
*	Threshold Pharmaceuticals Inc.	643	—
			7,023
Materials & Processing (4.4%)
	Commercial Metals Co.	24,978	367
	Universal Forest Products Inc.	4,346	333
*	Berry Plastics Group Inc.	10,448	325
	Axiall Corp.	15,175	302
	Olin Corp.	19,824	301
	Carpenter Technology Corp.	10,060	299
*	Beacon Roofing Supply Inc.	8,081	292
	Simpson Manufacturing Co. Inc.	8,359	284
*	MRC Global Inc.	22,121	264
	Worthington Industries Inc.	7,928	247
	Innospec Inc.	5,202	226
	Hecla Mining Co.	79,648	206
	Sensient Technologies Corp.	3,565	205
	Kaiser Aluminum Corp.	2,458	188
	Greif Inc. Class A	6,639	176

46

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	PH Glatfelter Co.	9,321	171
*	Gibraltar Industries Inc.	6,674	165
	Schweitzer-Mauduit International Inc.	5,398	163
*	Stillwater Mining Co.	17,683	148
	Innophos Holdings Inc.	4,257	123
*	Kraton Performance Polymers Inc.	6,817	117
	Quanex Building Products Corp.	6,742	116
	Materion Corp.	4,378	114
*	Coeur Mining Inc.	29,569	114
*	AK Steel Holding Corp.	38,659	111
	Stepan Co.	2,146	107
	Mueller Industries Inc.	4,026	106
	Neenah Paper Inc.	1,650	100
	Calgon Carbon Corp.	6,216	87
	Schnitzer Steel Industries Inc.	5,619	82
	Griffon Corp.	5,233	78
	Haynes International Inc.	2,470	76
*,^	Cliffs Natural Resources Inc.	32,560	70
*	Century Aluminum Co.	9,809	70
	Tronox Ltd. Class A	13,495	70
*	Univar Inc.	4,440	70
	American Vanguard Corp.	5,431	69
*	Unifi Inc.	2,974	67
	FutureFuel Corp.	5,179	66
	TimkenSteel Corp.	8,471	66
	Rayonier Advanced Materials Inc.	8,654	65
	Quaker Chemical Corp.	814	63
	Hawkins Inc.	1,844	59
	Tredegar Corp.	4,221	58
*	Veritiv Corp.	1,746	56
	LSI Industries Inc.	4,593	50
*	Landec Corp.	4,563	46
*	Louisiana-Pacific Corp.	2,418	38
	Oil-Dri Corp. of America	1,041	38
*	Cabot Microelectronics Corp.	833	32
	LB Foster Co. Class A	2,278	31
	Kronos Worldwide Inc.	4,605	29
	Minerals Technologies Inc.	490	25
*	Boise Cascade Co.	1,437	24
*	OMNOVA Solutions Inc.	4,372	23
*	Multi Packaging Solutions International Ltd.	1,427	22
	United States Lime & Minerals Inc.	383	20
*	Northwest Pipe Co.	1,942	20
*	LSB Industries Inc.	2,895	17
	Olympic Steel Inc.	1,541	17
	Aceto Corp.	768	17
	A Schulman Inc.	626	15
	Comfort Systems USA Inc.	505	14
*	Intrepid Potash Inc.	12,163	12
*	Energy Fuels Inc.	4,581	11
*	Handy & Harman Ltd.	552	11
	Global Brass & Copper Holdings Inc.	462	10
	Insteel Industries Inc.	383	10
	Chase Corp.	149	7
*	Ryerson Holding Corp.	1,790	7
*	Lawson Products Inc.	305	5
*	NL Industries Inc.	1,171	3
	Valhi Inc.	1,757	2
			7,398
Other (0.0%)[2]
*	Leap Wireless International Inc. CVR	7,564	19
*	Gerber Scientific Inc. CVR	519	—

47

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* Magnum Hunter Resources Corp. Warrants Exp. 4/15/2016	1,575	—
		19
Producer Durables (12.0%)
Curtiss-Wright Corp.	9,668	682
EMCOR Group Inc.	13,488	619
Convergys Corp.	21,280	549
* Teledyne Technologies Inc.	5,657	482
Barnes Group Inc.	11,814	405
ABM Industries Inc.	12,077	379
EnerSys	7,017	360
Tetra Tech Inc.	13,004	358
* Esterline Technologies Corp.	6,376	357
Granite Construction Inc.	8,496	352
UniFirst Corp.	3,208	338
* Itron Inc.	8,302	331
* Darling Ingredients Inc.	35,696	322
* KLX Inc.	11,393	319
Watts Water Technologies Inc. Class A	6,085	314
* Moog Inc. Class A	7,216	312
Actuant Corp. Class A	12,873	301
Deluxe Corp.	4,881	280
* FTI Consulting Inc.	8,260	272
Aircastle Ltd.	13,501	271
Brady Corp. Class A	10,333	270
^ Nordic American Tankers Ltd.	19,112	264
Mobile Mini Inc.	8,892	256
* Sykes Enterprises Inc.	8,356	255
* MasTec Inc.	14,335	243
* Huron Consulting Group Inc.	4,365	242
Essendant Inc.	8,221	242
Scorpio Tankers Inc.	38,363	239
Kaman Corp.	5,363	236
Briggs & Stratton Corp.	9,580	204
SkyWest Inc.	11,121	201
Applied Industrial Technologies Inc.	5,212	201
ESCO Technologies Inc.	5,608	200
* Atlas Air Worldwide Holdings Inc.	5,374	195
Woodward Inc.	4,122	194
Werner Enterprises Inc.	7,278	193
Albany International Corp.	5,252	192
* OSI Systems Inc.	3,170	191
Astec Industries Inc.	4,088	178
* ACCO Brands Corp.	23,675	173
* Wesco Aircraft Holdings Inc.	13,294	170
Ship Finance International Ltd.	12,781	167
Cubic Corp.	4,669	164
AAR Corp.	7,645	163
Federal Signal Corp.	13,435	159
* Navigant Consulting Inc.	10,404	158
* TriMas Corp.	9,171	152
CIRCOR International Inc.	3,704	148
* Aegion Corp. Class A	7,919	143
* ICF International Inc.	4,219	143
Korn/Ferry International	4,946	141
* Chart Industries Inc.	6,624	134
* Rush Enterprises Inc. Class A	7,660	133
* Air Transport Services Group Inc.	11,419	132
McGrath RentCorp	5,164	127
* Advanced Energy Industries Inc.	4,068	121
DHT Holdings Inc.	20,117	117
Bristow Group Inc.	7,554	115
* CBIZ Inc.	10,742	114
* Aerojet Rocketdyne Holdings Inc.	7,197	112
Kelly Services Inc. Class A	6,463	111

48

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	Ennis Inc.	5,607	111
	Raven Industries Inc.	7,209	110
	Alamo Group Inc.	2,102	109
*	Tutor Perini Corp.	8,163	109
*	Aerovironment Inc.	4,284	107
	EnPro Industries Inc.	2,005	104
*	Thermon Group Holdings Inc.	6,030	102
*	RPX Corp.	10,311	102
*	MYR Group Inc.	4,553	102
	MSA Safety Inc.	2,284	100
*	Modine Manufacturing Co.	10,442	99
*	PHH Corp.	10,744	97
	Resources Connection Inc.	6,676	93
*,^	Frontline Ltd.	10,406	92
*	FARO Technologies Inc.	2,847	91
	TAL International Group Inc.	7,056	90
	Heidrick & Struggles International Inc.	3,799	89
	Hyster-Yale Materials Handling Inc.	1,485	88
*	Navistar International Corp.	10,186	86
	Teekay Tankers Ltd. Class A	20,765	85
^	GasLog Ltd.	8,831	84
	Gorman-Rupp Co.	3,114	79
	G&K Services Inc. Class A	1,167	77
	Quad/Graphics Inc.	6,096	77
	Marten Transport Ltd.	4,559	75
	Kadant Inc.	1,950	74
	Littelfuse Inc.	652	74
	ArcBest Corp.	3,720	73
	Douglas Dynamics Inc.	3,587	70
*	Lydall Inc.	2,409	70
*	XPO Logistics Inc.	2,671	66
	Columbus McKinnon Corp.	4,269	59
^	American Railcar Industries Inc.	1,430	59
	Tidewater Inc.	10,083	58
*	Dorian LPG Ltd.	5,377	58
*	Monster Worldwide Inc.	19,309	58
	Primoris Services Corp.	2,645	56
^	Textainer Group Holdings Ltd.	4,696	56
	VSE Corp.	883	55
*	Engility Holdings Inc.	3,806	55
	Standex International Corp.	736	52
	Powell Industries Inc.	1,932	51
	Kimball International Inc. Class B	4,708	50
*	DHI Group Inc.	6,094	47
*	YRC Worldwide Inc.	5,680	46
*	PHI Inc.	2,490	45
	Titan International Inc.	8,608	44
	NACCO Industries Inc. Class A	879	43
	TeleTech Holdings Inc.	1,560	43
	Miller Industries Inc.	2,230	43
*	Roadrunner Transportation Systems Inc.	3,600	42
*	Casella Waste Systems Inc. Class A	6,972	41
*	Great Lakes Dredge & Dock Corp.	11,688	40
	Graham Corp.	2,160	40
*	Ascent Capital Group Inc. Class A	2,824	39
*	CRA International Inc.	1,945	38
*	Control4 Corp.	4,440	36
	Hurco Cos. Inc.	1,397	36
	Encore Wire Corp.	1,001	36
*	Titan Machinery Inc.	3,681	35
*	Mistras Group Inc.	1,602	34
*	Ducommun Inc.	2,347	34
	Electro Rent Corp.	3,545	34
*	InnerWorkings Inc.	4,850	33

49

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Vishay Precision Group Inc.	2,765	32
*	Kratos Defense & Security Solutions Inc.	9,687	32
*,^	Plug Power Inc.	15,435	32
	Matson Inc.	786	31
	CECO Environmental Corp.	4,968	31
	Ardmore Shipping Corp.	3,816	31
	CLARCOR Inc.	632	30
	Navios Maritime Acquisition Corp.	17,404	30
*	CAI International Inc.	3,787	29
*	Hill International Inc.	8,255	29
	Altra Industrial Motion Corp.	1,173	28
	Marlin Business Services Corp.	1,923	27
	Lindsay Corp.	361	26
*	Milacron Holdings Corp.	1,900	26
*	DXP Enterprises Inc.	1,892	26
*	TRC Cos. Inc.	3,785	25
*	Liquidity Services Inc.	5,307	25
*	ExlService Holdings Inc.	506	24
*	Hub Group Inc. Class A	644	24
*	Orion Marine Group Inc.	6,387	23
*	Gener8 Maritime Inc.	3,537	22
	Franklin Electric Co. Inc.	711	21
*	Gulfmark Offshore Inc.	5,817	21
*	Scorpio Bulkers Inc.	6,598	21
*	ServiceSource International Inc.	5,073	21
*	USA Truck Inc.	1,289	20
*	ExOne Co.	2,167	20
	Preformed Line Products Co.	596	19
	FreightCar America Inc.	1,296	19
*	Heritage-Crystal Clean Inc.	2,339	18
^	Navios Maritime Holdings Inc.	19,105	16
	Celadon Group Inc.	1,748	16
	Twin Disc Inc.	1,762	15
	CDI Corp.	2,950	14
	Exponent Inc.	293	14
	Tennant Co.	282	13
*	Virgin America Inc.	380	12
	Argan Inc.	363	12
*	TriNet Group Inc.	795	10
	Universal Truckload Services Inc.	538	8
*	HC2 Holdings Inc.	2,086	8
^	Golden Ocean Group Ltd.	13,340	8
	General Cable Corp.	768	7
*	Neff Corp. Class A	1,220	6
*	Furmanite Corp.	1,049	6
*,^	6D Global Technologies Inc.	1,910	6
*	SP Plus Corp.	215	5
^	Safe Bulkers Inc.	7,811	5
*	Volt Information Sciences Inc.	642	5
*	Eagle Bulk Shipping Inc.	4,528	3
*	Vicor Corp.	364	3
*	Republic Airways Holdings Inc.	4,292	3
*	Covenant Transportation Group Inc. Class A	121	3
*	Vectrus Inc.	108	2
*	PFSweb Inc.	154	2
*	Ultrapetrol Bahamas Ltd.	4,363	1
*	Radiant Logistics Inc.	265	1
*	Accuride Corp.	599	1
			20,145
Technology (9.7%)
	SYNNEX Corp.	6,188	582
*	Tech Data Corp.	7,889	555
*	CACI International Inc. Class A	5,208	503
*	Fairchild Semiconductor International Inc. Class A	25,074	503

50

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	Mentor Graphics Corp.	21,562	412
*	Rovi Corp.	17,824	406
*	Coherent Inc.	4,694	397
	MKS Instruments Inc.	11,515	379
	Intersil Corp. Class A	28,450	363
*	Acxiom Corp.	16,877	350
*	Sanmina Corp.	16,923	349
	Vishay Intertechnology Inc.	29,238	346
*	Finisar Corp.	22,446	327
*	Take-Two Interactive Software Inc.	8,810	317
*	Polycom Inc.	29,185	304
*	Progress Software Corp.	10,944	276
*	NETGEAR Inc.	6,952	275
*	Anixter International Inc.	6,173	264
*	II-VI Inc.	11,247	247
*	Benchmark Electronics Inc.	11,233	243
*	DigitalGlobe Inc.	15,558	234
*	QLogic Corp.	17,794	229
*	Insight Enterprises Inc.	8,324	217
*	Fabrinet	7,604	217
*	ScanSource Inc.	5,747	215
*	Knowles Corp.	18,732	213
*	NeuStar Inc. Class A	8,388	209
*	Stratasys Ltd.	10,941	206
	ADTRAN Inc.	10,729	201
*	NetScout Systems Inc.	9,494	196
*	Semtech Corp.	9,466	181
*	Advanced Micro Devices Inc.	76,824	164
*	Plexus Corp.	4,506	164
*	iRobot Corp.	5,215	163
*	Veeco Instruments Inc.	8,700	161
*	Entegris Inc.	12,585	156
*	Diodes Inc.	8,097	155
	ManTech International Corp. Class A	5,229	152
*	Rogers Corp.	2,766	148
*	Photronics Inc.	14,350	146
	Brooks Automation Inc.	14,586	142
*	Newport Corp.	5,766	131
	Tessera Technologies Inc.	4,410	130
*	Ultratech Inc.	5,986	121
*	Mercury Systems Inc.	7,406	121
*	Lattice Semiconductor Corp.	19,087	121
*	Rofin-Sinar Technologies Inc.	5,379	120
	AVX Corp.	10,019	118
*	Silicon Laboratories Inc.	2,710	112
*	Bankrate Inc.	14,359	110
*	Amkor Technology Inc.	21,494	109
*,^	Oclaro Inc.	21,284	105
	CTS Corp.	7,220	104
*	ViaSat Inc.	1,387	101
	Power Integrations Inc.	2,148	98
*	GSI Group Inc.	7,503	97
*	ePlus Inc.	1,113	84
*	TTM Technologies Inc.	12,525	82
*	Sonus Networks Inc.	10,491	82
*	ShoreTel Inc.	10,766	80
*	Rudolph Technologies Inc.	5,747	74
*	Applied Micro Circuits Corp.	12,576	73
	Comtech Telecommunications Corp.	3,449	71
*	Kimball Electronics Inc.	6,190	71
*	Nanometrics Inc.	5,089	71
*	Actua Corp.	8,613	70
	Checkpoint Systems Inc.	8,974	67
*	Calix Inc.	9,426	66

51

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* NeoPhotonics Corp.	5,925	65
* Microsemi Corp.	1,867	65
Cohu Inc.	5,498	63
* RetailMeNot Inc.	7,688	62
Park Electrochemical Corp.	4,326	62
* Axcelis Technologies Inc.	24,159	60
IXYS Corp.	5,299	60
Epiq Systems Inc.	4,344	59
PC Connection Inc.	2,268	56
* Extreme Networks Inc.	19,510	55
* Blucora Inc.	8,681	53
* Sigma Designs Inc.	7,511	52
* FormFactor Inc.	6,513	50
* Alpha & Omega Semiconductor Ltd.	4,065	48
* Harmonic Inc.	13,716	46
* Glu Mobile Inc.	12,256	45
Daktronics Inc.	6,411	45
* Digi International Inc.	5,289	45
* KEYW Holding Corp.	7,125	44
* Perficient Inc.	2,436	44
* CEVA Inc.	2,239	44
* Multi-Fineline Electronix Inc.	1,930	44
Black Box Corp.	3,261	43
* Unisys Corp.	3,909	42
American Software Inc. Class A	4,383	41
* DSP Group Inc.	4,745	41
* Seachange International Inc.	7,076	41
InterDigital Inc.	792	39
* United Online Inc.	3,137	39
* Bottomline Technologies de Inc.	1,352	38
* Exar Corp.	7,020	38
* Xcerra Corp.	6,540	37
American Science & Engineering Inc.	1,568	37
* Telenav Inc.	5,996	36
* Ultra Clean Holdings Inc.	6,798	36
* Ciber Inc.	17,446	35
Acacia Research Corp.	10,832	34
* Agilysys Inc.	3,275	34
Bel Fuse Inc. Class B	2,215	33
* SciQuest Inc.	2,648	32
QAD Inc. Class A	1,626	32
* Pure Storage Inc. Class A	2,194	32
* Intralinks Holdings Inc.	4,052	31
* Datalink Corp.	4,248	30
NVE Corp.	584	30
* Kopin Corp.	14,422	28
* Verint Systems Inc.	752	27
* Vocera Communications Inc.	1,858	26
* Quantum Corp.	47,395	24
* pdvWireless Inc.	846	24
* EMCORE Corp.	4,419	24
* Bazaarvoice Inc.	7,338	23
* TechTarget Inc.	2,862	20
* Limelight Networks Inc.	12,492	19
* Avid Technology Inc.	2,505	19
* Rocket Fuel Inc.	5,387	19
* RealNetworks Inc.	4,860	19
* Marin Software Inc.	5,497	17
* Ixia	1,314	15
Reis Inc.	675	15
* ModusLink Global Solutions Inc.	7,751	15
Sapiens International Corp. NV	1,197	14
* Ubiquiti Networks Inc.	431	14
* Cascade Microtech Inc.	632	13

52

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Sparton Corp.	872	13
*	Applied Optoelectronics Inc.	662	12
*	DTS Inc.	493	12
*	KVH Industries Inc.	863	8
*	Alarm.com Holdings Inc.	324	6
*	Silver Spring Networks Inc.	457	6
*	Imation Corp.	6,460	6
*	Evolent Health Inc. Class A	536	5
*	Rapid7 Inc.	323	4
*	PDF Solutions Inc.	376	4
*	MINDBODY Inc. Class A	291	3
*	Digimarc Corp.	105	3
*,^	Appfolio Inc.	228	3
*	Brightcove Inc.	374	2
*	Xactly Corp.	312	2
*	Everyday Health Inc.	346	2
*	Novatel Wireless Inc.	825	1
*	Park City Group Inc.	136	1
*	Amber Road Inc.	182	1
*	Digital Turbine Inc.	684	1
			16,324
Utilities (9.2%)
	Piedmont Natural Gas Co. Inc.	16,946	1,007
	IDACORP Inc.	10,830	769
	WGL Holdings Inc.	10,697	729
	Portland General Electric Co.	19,094	727
	ONE Gas Inc.	11,314	656
	New Jersey Resources Corp.	18,411	637
	Black Hills Corp.	11,012	617
	Southwest Gas Corp.	10,080	615
	Laclede Group Inc.	9,321	611
	NorthWestern Corp.	10,123	601
	Cleco Corp.	13,010	597
	ALLETE Inc.	10,494	556
	PNM Resources Inc.	17,145	547
	Avista Corp.	13,411	507
	South Jersey Industries Inc.	14,757	376
	MGE Energy Inc.	7,478	363
	El Paso Electric Co.	8,717	356
	American States Water Co.	7,470	317
	Empire District Electric Co.	9,419	308
	Northwest Natural Gas Co.	5,905	295
*	Dynegy Inc.	25,916	261
	California Water Service Group	10,261	254
	Otter Tail Corp.	8,047	220
	West Corp.	9,707	216
	Chesapeake Utilities Corp.	3,271	204
	Pattern Energy Group Inc. Class A	11,981	203
*	Vonage Holdings Corp.	35,798	192
	Ormat Technologies Inc.	4,685	179
	Abengoa Yield plc	10,565	177
	NRG Yield Inc.	13,519	177
*	Globalstar Inc.	103,157	161
	Atlantic Tele-Network Inc.	2,210	159
*	Cincinnati Bell Inc.	45,311	157
*	8x8 Inc.	12,309	143
	SJW Corp.	3,430	124
*	Iridium Communications Inc.	17,758	123
	Unitil Corp.	3,028	119
*	Talen Energy Corp.	18,112	115
*	ORBCOMM Inc.	12,974	113
	Connecticut Water Service Inc.	2,427	101
	Middlesex Water Co.	3,514	98
	NRG Yield Inc. Class A	7,534	93

53

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 29, 2016

					Market
					Value
				Shares	($000)
	Consolidated Communications Holdings Inc.			3,730	87
	Spok Holdings Inc.			4,614	82
	Inteliquent Inc.			4,157	71
	York Water Co.			2,491	69
*	Hawaiian Telcom Holdco Inc.			2,433	58
	Artesian Resources Corp. Class A			1,663	47
	Atlantic Power Corp.			25,863	45
	IDT Corp. Class B			3,029	39
	Shenandoah Telecommunications Co.			1,476	36
*	NTELOS Holdings Corp.			3,758	35
	Consolidated Water Co. Ltd.			3,173	35
*	Boingo Wireless Inc.			3,796	27
*	Pendrell Corp.			34,411	20
	Genie Energy Ltd. Class B			1,963	18
*	inContact Inc.			1,306	12
	Windstream Holdings Inc.			1,469	11
*	Lumos Networks Corp.			636	8
*	Intelsat SA			4,067	7
	Spark Energy Inc. Class A			70	2
					15,489
Total Common Stocks (Cost $195,295)					166,692

		Coupon
Temporary Cash Investments (1.0%)[1]
Money Market Fund (0.6%)
3,4	Vanguard Market Liquidity Fund	0.475%		1,028,000	1,028

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.4%)
5	Federal Home Loan Bank Discount Notes	0.245%	4/20/16	100	100
5,6	Federal Home Loan Bank Discount Notes	0.290%	4/29/16	500	500
					600
Total Temporary Cash Investments (Cost $1,628)					1,628
Total Investments (100.3%) (Cost $196,923)					168,320
Other Assets and Liabilities—Net (-0.3%)[4]					(466)
Net Assets (100%)					167,854

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $867,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.3%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $937,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

54

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (19.8%)
	Vail Resorts Inc.	17,961	2,288
*	Burlington Stores Inc.	33,327	1,868
	Pool Corp.	21,523	1,728
*	Buffalo Wild Wings Inc.	9,374	1,487
	Texas Roadhouse Inc. Class A	34,528	1,440
*	Cimpress NV	16,180	1,427
^	Cracker Barrel Old Country Store Inc.	8,867	1,313
	American Eagle Outfitters Inc.	85,324	1,302
*	Tenneco Inc.	28,514	1,298
	Cheesecake Factory Inc.	24,051	1,200
	Jack in the Box Inc.	17,107	1,176
*	Bright Horizons Family Solutions Inc.	18,439	1,168
	Monro Muffler Brake Inc.	15,699	1,073
	Bloomin' Brands Inc.	61,145	1,057
	Lithia Motors Inc. Class A	11,239	1,042
*	G-III Apparel Group Ltd.	19,674	1,038
*	Five Below Inc.	26,877	1,031
	Sinclair Broadcast Group Inc. Class A	32,681	1,009
	Big Lots Inc.	24,458	989
*	Steven Madden Ltd.	27,772	978
	Wolverine World Wide Inc.	50,962	965
*	Grand Canyon Education Inc.	23,242	906
	Chico's FAS Inc.	70,920	905
*	IMAX Corp.	29,810	880
*	Pinnacle Entertainment Inc.	29,865	863
	HSN Inc.	16,077	854
	Churchill Downs Inc.	6,284	852
*	Stamps.com Inc.	7,053	836
	Papa John's International Inc.	14,338	834
	PriceSmart Inc.	9,627	744
*	Gentherm Inc.	17,780	741
*	Asbury Automotive Group Inc.	12,558	733
	Drew Industries Inc.	11,926	718
	DineEquity Inc.	7,822	715
	Sotheby's	30,787	700
	Nexstar Broadcasting Group Inc. Class A	15,500	693
*	Boyd Gaming Corp.	39,538	685
*	Smith & Wesson Holding Corp.	26,603	675
*	Dorman Products Inc.	13,231	669
	Sturm Ruger & Co. Inc.	9,249	650
*	Express Inc.	37,651	649
*	Restoration Hardware Holdings Inc.	16,474	626
*	Popeyes Louisiana Kitchen Inc.	11,461	624
	SeaWorld Entertainment Inc.	33,817	612
	Columbia Sportswear Co.	9,913	590
*	Helen of Troy Ltd.	5,773	550
*	American Axle & Manufacturing Holdings Inc.	37,582	549
*	Tumi Holdings Inc.	27,792	549
	Oxford Industries Inc.	7,260	527
*	Deckers Outdoor Corp.	9,250	523
*	LifeLock Inc.	46,716	515
	Sonic Corp.	17,462	513
*	La Quinta Holdings Inc.	46,405	504
	Dana Holding Corp.	40,225	500
*	Shutterfly Inc.	11,126	494
	Travelport Worldwide Ltd.	36,714	477
*	Krispy Kreme Doughnuts Inc.	32,167	471
*	BJ's Restaurants Inc.	10,652	470
*	Red Robin Gourmet Burgers Inc.	7,006	456
*,^	Mattress Firm Holding Corp.	10,069	453
*	Diamond Resorts International Inc.	20,460	446

55

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
^	Buckle Inc.	13,922	443
*	Fiesta Restaurant Group Inc.	13,288	440
	Marriott Vacations Worldwide Corp.	7,237	438
*	Select Comfort Corp.	24,394	437
*	American Woodmark Corp.	6,373	435
*	Dave & Buster's Entertainment Inc.	11,197	413
*	TiVo Inc.	47,755	401
*	Hibbett Sports Inc.	11,214	398
*,^	Wayfair Inc.	9,858	384
*	Francesca's Holdings Corp.	20,811	376
*	Tailored Brands Inc.	23,852	368
*	Gray Television Inc.	31,013	358
*,^	Shutterstock Inc.	9,685	338
*,^	Zoe's Kitchen Inc.	9,549	334
	EW Scripps Co. Class A	18,634	322
*	Universal Electronics Inc.	5,977	318
*	Denny's Corp.	28,923	299
	Nutrisystem Inc.	14,283	291
*	2U Inc.	12,993	290
	ClubCorp Holdings Inc.	21,676	288
*	Crocs Inc.	29,359	287
*	Motorcar Parts of America Inc.	8,216	283
	Capella Education Co.	6,034	279
*	Cavco Industries Inc.	3,423	278
^	Outerwall Inc.	8,532	266
*,^	Quotient Technology Inc.	30,550	266
*	Nautilus Inc.	15,456	261
*	Chuy's Holdings Inc.	8,127	260
*	HealthStream Inc.	12,480	258
	Interval Leisure Group Inc.	19,352	251
	CalAtlantic Group Inc.	8,215	249
	World Wrestling Entertainment Inc. Class A	14,887	249
	La-Z-Boy Inc.	9,770	238
	Entravision Communications Corp. Class A	29,887	231
	Winnebago Industries Inc.	12,148	228
*	Liberty TripAdvisor Holdings Inc. Class A	10,757	219
*	RealD Inc.	20,034	216
*,^	Scientific Games Corp. Class A	24,431	208
	Ruth's Hospitality Group Inc.	11,581	203
	Pier 1 Imports Inc.	40,943	202
*	Angie's List Inc.	21,759	201
*	Carrols Restaurant Group Inc.	14,774	196
*	XO Group Inc.	13,153	188
*	Meritor Inc.	24,982	186
	Children's Place Inc.	2,640	180
*	Tile Shop Holdings Inc.	13,460	170
	Libbey Inc.	10,210	170
	New York Times Co. Class A	13,438	169
*	Stoneridge Inc.	13,677	165
*	Zumiez Inc.	7,896	163
	Blue Nile Inc.	5,907	154
*,^	Weight Watchers International Inc.	12,722	150
	MDC Holdings Inc.	6,692	148
*	Malibu Boats Inc. Class A	8,772	135
*	Potbelly Corp.	10,760	135
	Group 1 Automotive Inc.	2,408	134
*	ZAGG Inc.	12,816	134
*	Ascena Retail Group Inc.	15,284	129
	MDC Partners Inc. Class A	5,960	127
*	Fox Factory Holding Corp.	8,347	125
	Cooper Tire & Rubber Co.	3,163	124
	Tower International Inc.	5,723	123
	Kirkland's Inc.	8,552	122
*	Party City Holdco Inc.	12,328	122

56

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Tuesday Morning Corp.	17,910	121
*	Habit Restaurants Inc. Class A	5,653	117
*	Isle of Capri Casinos Inc.	10,315	117
	Finish Line Inc. Class A	6,368	116
*	MarineMax Inc.	6,502	115
	National CineMedia Inc.	7,539	113
	Winmark Corp.	1,105	107
*,^	Shake Shack Inc. Class A	2,501	104
*	Strayer Education Inc.	2,203	99
*,^	TubeMogul Inc.	7,737	99
*	1-800-Flowers.com Inc. Class A	12,536	98
*	Sequential Brands Group Inc.	13,667	95
*	Houghton Mifflin Harcourt Co.	4,876	92
*	Overstock.com Inc.	6,083	89
	Inter Parfums Inc.	3,493	88
*	El Pollo Loco Holdings Inc.	6,734	87
*,^	Jamba Inc.	6,314	84
*	Eastman Kodak Co.	8,839	84
	Bassett Furniture Industries Inc.	2,685	83
	Cato Corp. Class A	2,294	83
*	Etsy Inc.	10,075	80
*	Ollie's Bargain Outlet Holdings Inc.	3,846	78
*	Eldorado Resorts Inc.	6,920	69
	Superior Uniform Group Inc.	3,789	67
*,^	Central European Media Enterprises Ltd. Class A	27,211	67
*	Cherokee Inc.	3,922	67
*	Planet Fitness Inc. Class A	4,619	66
*	Wingstop Inc.	2,759	66
*	Crown Media Holdings Inc. Class A	14,713	65
*	Chegg Inc.	14,846	64
	Tribune Publishing Co.	7,471	63
*	Bojangles' Inc.	4,223	61
*	Boot Barn Holdings Inc.	5,708	58
	Collectors Universe Inc.	3,409	54
	Caleres Inc.	1,861	53
*	Revlon Inc. Class A	1,490	52
*	Bravo Brio Restaurant Group Inc.	6,534	51
*,^	Noodles & Co. Class A	3,869	50
	Liberty Tax Inc.	2,841	48
*	Vince Holding Corp.	7,355	47
*	Papa Murphy's Holdings Inc.	4,348	47
*	TRI Pointe Group Inc.	4,398	45
	Metaldyne Performance Group Inc.	3,166	45
*	Sportsman's Warehouse Holdings Inc.	3,479	45
	Arctic Cat Inc.	2,369	41
*	Meritage Homes Corp.	1,269	41
*	Container Store Group Inc.	7,527	41
*	LGI Homes Inc.	1,681	40
*	Duluth Holdings Inc.	2,334	39
	Matthews International Corp. Class A	803	38
	Marine Products Corp.	5,103	37
*	M/I Homes Inc.	2,086	37
*	Penn National Gaming Inc.	2,627	36
*,^	Lands' End Inc.	1,390	33
*	Cooper-Standard Holding Inc.	447	33
	Bob Evans Farms Inc.	750	32
*	Central Garden & Pet Co. Class A	2,342	32
*	Fogo De Chao Inc.	1,975	32
*	Kona Grill Inc.	2,118	31
	Carriage Services Inc. Class A	1,484	31
*	MCBC Holdings Inc.	2,291	30
*	Vitamin Shoppe Inc.	904	25
*	Fenix Parts Inc.	4,444	22
*	Reading International Inc. Class A	1,901	19

57

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	America's Car-Mart Inc.	718	18
*,^	Empire Resorts Inc.	1,420	18
	AMC Entertainment Holdings Inc.	728	17
*	William Lyon Homes Class A	1,457	17
*	Destination XL Group Inc.	3,702	16
	Escalade Inc.	1,261	16
	Strattec Security Corp.	279	14
*	Carmike Cinemas Inc.	640	14
	Hooker Furniture Corp.	429	14
*	Del Frisco's Restaurant Group Inc.	841	13
*	Instructure Inc.	853	12
*	Franklin Covey Co.	697	12
*	Skullcandy Inc.	3,285	12
*	Performance Sports Group Ltd.	1,423	11
*	Care.com Inc.	1,607	10
*	Century Communities Inc.	616	10
	Citi Trends Inc.	498	9
*	New Home Co. Inc.	885	9
*	Build-A-Bear Workshop Inc.	602	9
*	JAKKS Pacific Inc.	1,071	8
*	Morgans Hotel Group Co.	4,879	7
	Journal Media Group Inc.	572	7
*	Monarch Casino & Resort Inc.	228	5
*	Black Diamond Inc.	926	4
	Weyco Group Inc.	133	4
*	VOXX International Corp. Class A	902	4
*	Horizon Global Corp.	404	4
*	Hemisphere Media Group Inc. Class A	218	3
			72,947
Consumer Staples (3.8%)
	Casey's General Stores Inc.	19,197	2,027
	Vector Group Ltd.	42,317	983
	B&G Foods Inc.	27,107	938
*	Boston Beer Co. Inc. Class A	4,496	846
^	Cal-Maine Foods Inc.	15,483	826
	J&J Snack Foods Corp.	7,354	815
	WD-40 Co.	7,206	778
*	United Natural Foods Inc.	22,776	703
*,^	Diplomat Pharmacy Inc.	17,914	638
	Lancaster Colony Corp.	5,951	606
*	Fresh Market Inc.	21,392	493
*	Diamond Foods Inc.	12,372	468
	Core-Mark Holding Co. Inc.	5,932	437
	Dean Foods Co.	21,537	415
	Calavo Growers Inc.	7,245	388
	Coca-Cola Bottling Co. Consolidated	2,099	367
*	USANA Health Sciences Inc.	2,780	313
*	National Beverage Corp.	5,359	204
*	Chefs' Warehouse Inc.	9,257	175
	PetMed Express Inc.	9,911	163
	Medifast Inc.	5,324	161
^	Natural Health Trends Corp.	3,887	121
*	Performance Food Group Co.	4,809	119
	MGP Ingredients Inc.	4,992	117
	Tootsie Roll Industries Inc.	3,299	110
*	Farmer Brothers Co.	3,834	101
*	Natural Grocers by Vitamin Cottage Inc.	4,477	90
	Limoneira Co.	5,807	81
	John B Sanfilippo & Son Inc.	1,073	75
*,^	Freshpet Inc.	10,577	70
	Ingles Markets Inc. Class A	1,864	63
*	Inventure Foods Inc.	9,335	57
*	Synutra International Inc.	8,807	45
*	Amplify Snack Brands Inc.	4,149	43

58

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	Orchids Paper Products Co.	1,185	33
*	Seaboard Corp.	11	32
*	Lifeway Foods Inc.	2,451	28
*	Castle Brands Inc.	31,794	26
*	Craft Brew Alliance Inc.	1,646	14
*	Arcadia Biosciences Inc.	1,540	4
	Alico Inc.	162	4
*	Fairway Group Holdings Corp.	1,967	1
			13,978
Energy (0.9%)
	Western Refining Inc.	35,086	936
	SemGroup Corp. Class A	21,569	410
*	Matador Resources Co.	21,459	346
*	Parsley Energy Inc. Class A	17,590	323
	Delek US Holdings Inc.	15,672	248
*	Par Pacific Holdings Inc.	7,111	140
	SunCoke Energy Inc.	23,363	111
*	Trecora Resources	9,985	97
*	RigNet Inc.	5,962	79
*,^	Solazyme Inc.	40,674	63
*	Fairmount Santrol Holdings Inc.	29,268	58
	Panhandle Oil and Gas Inc. Class A	3,688	57
	Evolution Petroleum Corp.	11,753	51
*	Vivint Solar Inc.	6,115	48
*	PowerSecure International Inc.	2,050	38
*	Isramco Inc.	426	35
*	Synergy Resources Corp.	5,366	34
*,^	Enphase Energy Inc.	13,714	32
*	Carrizo Oil & Gas Inc.	1,477	32
*,^	FuelCell Energy Inc.	3,040	17
	TerraForm Global Inc. Class A	4,479	14
*,^	Ultra Petroleum Corp.	37,585	13
	Hallador Energy Co.	1,536	7
*	Sunrun Inc.	882	5
*	ION Geophysical Corp.	1,116	4
*,^	Erin Energy Corp.	550	1
			3,199
Financial Services (10.3%)
	MarketAxess Holdings Inc.	18,450	2,186
	CubeSmart	64,476	1,928
	Sovran Self Storage Inc.	16,966	1,806
	Heartland Payment Systems Inc.	18,054	1,688
*	Euronet Worldwide Inc.	25,650	1,681
	Fair Isaac Corp.	15,316	1,524
	Bank of the Ozarks Inc.	38,468	1,456
	CyrusOne Inc.	29,974	1,188
	Urban Edge Properties	43,787	1,065
	Ryman Hospitality Properties Inc.	21,447	1,027
	Home BancShares Inc.	23,014	910
*	Blackhawk Network Holdings Inc.	26,780	906
	Evercore Partners Inc. Class A	17,113	799
	BGC Partners Inc. Class A	90,495	782
	CoreSite Realty Corp.	12,041	776
*	Cardtronics Inc.	22,220	749
	WisdomTree Investments Inc.	56,165	666
*	Western Alliance Bancorp	21,814	648
	Financial Engines Inc.	25,673	626
	American Assets Trust Inc.	16,365	607
	QTS Realty Trust Inc. Class A	13,135	585
*	PRA Group Inc.	23,929	584
*	BofI Holding Inc.	30,443	564
	First Cash Financial Services Inc.	12,893	544
*	Essent Group Ltd.	27,544	530
*	MGIC Investment Corp.	75,378	516

59

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Eagle Bancorp Inc.	11,186	513
	RLJ Lodging Trust	23,989	503
^	First Financial Bankshares Inc.	18,432	487
	HFF Inc. Class A	18,763	470
	National Health Investors Inc.	6,315	397
	DuPont Fabros Technology Inc.	10,946	390
	EVERTEC Inc.	32,662	389
	Potlatch Corp.	14,563	385
	Alexander's Inc.	962	370
	Greenhill & Co. Inc.	14,441	333
	Universal Health Realty Income Trust	6,166	320
	Cohen & Steers Inc.	9,999	311
^	Universal Insurance Holdings Inc.	15,804	309
*	LendingTree Inc.	3,105	274
	CareTrust REIT Inc.	23,807	271
	Sun Communities Inc.	3,953	267
	Employers Holdings Inc.	9,537	265
	Diamond Hill Investment Group Inc.	1,481	250
*	Hilltop Holdings Inc.	13,476	225
	Virtu Financial Inc. Class A	9,437	211
	Saul Centers Inc.	4,225	207
*	HRG Group Inc.	17,390	202
	National Storage Affiliates Trust	10,773	195
	Westwood Holdings Group Inc.	3,851	191
	Moelis & Co. Class A	7,725	191
*	Altisource Portfolio Solutions SA	6,593	176
	EastGroup Properties Inc.	3,143	170
	Cass Information Systems Inc.	3,168	158
	Heritage Insurance Holdings Inc.	7,645	149
*	Marcus & Millichap Inc.	6,632	148
*	Walker & Dunlop Inc.	6,372	147
	Inland Real Estate Corp.	13,772	146
	OM Asset Management plc	12,027	137
	Easterly Government Properties Inc.	6,764	116
	GAMCO Investors Inc. Class A	3,157	110
	Sabra Health Care REIT Inc.	4,877	97
	PS Business Parks Inc.	1,017	93
	Equity One Inc.	3,402	93
*	eHealth Inc.	8,948	90
*	Associated Capital Group Inc. Class A	3,159	86
	Kennedy-Wilson Holdings Inc.	4,373	83
*	World Acceptance Corp.	2,261	83
	Janus Capital Group Inc.	6,216	80
*	HomeStreet Inc.	3,474	69
*	Enova International Inc.	11,649	67
*,^	Trupanion Inc.	7,090	64
	Pinnacle Financial Partners Inc.	1,352	63
	Meridian Bancorp Inc.	3,832	53
*	Real Industry Inc.	7,471	53
	United Financial Bancorp Inc.	4,367	51
*,^	Impac Mortgage Holdings Inc.	3,761	50
^	CPI Card Group Inc.	6,351	50
*	Texas Capital Bancshares Inc.	1,552	50
	Houlihan Lokey Inc.	1,933	49
*	INTL. FCStone Inc.	1,867	48
*	Encore Capital Group Inc.	2,038	47
	LTC Properties Inc.	1,020	45
	Renasant Corp.	1,326	41
	BNC Bancorp	2,035	41
*	Atlas Financial Holdings Inc.	2,272	41
	National General Holdings Corp.	1,989	40
	Investment Technology Group Inc.	2,139	39
	South State Corp.	624	39
	Pzena Investment Management Inc. Class A	6,000	37

60

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* On Deck Capital Inc.	5,529	37
* Ambac Financial Group Inc.	2,411	37
Maiden Holdings Ltd.	2,909	35
Urstadt Biddle Properties Inc. Class A	1,661	33
* Third Point Reinsurance Ltd.	2,821	31
Consolidated-Tomoka Land Co.	645	31
WSFS Financial Corp.	793	24
* KCG Holdings Inc. Class A	2,090	22
Crawford & Co. Class B	4,458	22
* Ashford Inc.	515	21
Cardinal Financial Corp.	968	19
National Interstate Corp.	807	18
Virtus Investment Partners Inc.	191	18
HCI Group Inc.	480	17
GAIN Capital Holdings Inc.	2,324	17
State National Cos. Inc.	1,326	15
Medley Management Inc. Class A	2,649	15
* Ladenburg Thalmann Financial Services Inc.	5,612	13
* PennyMac Financial Services Inc. Class A	888	11
* ZAIS Group Holdings Inc.	2,054	10
* Cowen Group Inc. Class A	3,035	10
Fifth Street Asset Management Inc.	2,498	8
Resource America Inc. Class A	1,444	7
* Stonegate Mortgage Corp.	1,279	6
* Altisource Asset Management Corp.	304	5
* Regional Management Corp.	327	5
* Tejon Ranch Co. Warrants Exp. 8/31/2016	617	—
		37,953
Health Care (23.6%)
STERIS plc	42,066	2,706
West Pharmaceutical Services Inc.	35,562	2,206
* WellCare Health Plans Inc.	21,726	1,953
* ABIOMED Inc.	20,591	1,647
* PAREXEL International Corp.	27,213	1,597
HealthSouth Corp.	45,130	1,590
* Team Health Holdings Inc.	35,528	1,583
* Neurocrine Biosciences Inc.	42,137	1,550
* Anacor Pharmaceuticals Inc.	20,220	1,290
* Prestige Brands Holdings Inc.	25,795	1,261
* Molina Healthcare Inc.	19,370	1,202
* Myriad Genetics Inc.	34,257	1,199
* Impax Laboratories Inc.	35,370	1,156
* Ultragenyx Pharmaceutical Inc.	18,956	1,156
Chemed Corp.	8,427	1,083
Cantel Medical Corp.	16,942	1,078
* Cepheid	35,409	1,051
* WebMD Health Corp.	18,640	1,034
* Catalent Inc.	41,263	1,001
* NuVasive Inc.	23,850	997
* Medidata Solutions Inc.	27,263	941
* Pacira Pharmaceuticals Inc.	17,974	935
* Neogen Corp.	18,275	900
* LivaNova plc	15,331	865
* Insulet Corp.	28,008	858
* Globus Medical Inc.	33,894	824
* Masimo Corp.	21,603	817
* Ligand Pharmaceuticals Inc.	8,661	799
* Nektar Therapeutics	64,950	726
* Kite Pharma Inc.	16,031	717
* Air Methods Corp.	19,416	705
* Portola Pharmaceuticals Inc.	24,655	695
* AMN Healthcare Services Inc.	23,416	666
* ACADIA Pharmaceuticals Inc.	38,468	664
* Acorda Therapeutics Inc.	19,309	632

61

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Ironwood Pharmaceuticals Inc. Class A	62,368	602
*	Cambrex Corp.	15,491	597
*	ExamWorks Group Inc.	20,469	596
*	Natus Medical Inc.	16,314	593
*	HMS Holdings Corp.	43,869	578
*	Novavax Inc.	132,502	578
*	Prothena Corp. plc	16,628	529
*	Ophthotech Corp.	11,665	525
*	Omnicell Inc.	17,954	491
	Ensign Group Inc.	23,437	481
	Select Medical Holdings Corp.	48,900	479
*	Radius Health Inc.	16,294	477
*	Nevro Corp.	8,272	476
*	TESARO Inc.	11,557	468
*	NxStage Medical Inc.	31,292	466
*	Depomed Inc.	29,711	454
*	ARIAD Pharmaceuticals Inc.	83,113	454
*	AMAG Pharmaceuticals Inc.	17,122	450
*,^	ZIOPHARM Oncology Inc.	56,511	444
*,^	MiMedx Group Inc.	53,915	444
*	Amsurg Corp.	6,505	443
	Abaxis Inc.	11,173	438
*	TherapeuticsMD Inc.	70,939	433
*	Halozyme Therapeutics Inc.	52,654	428
*,^	Innoviva Inc.	36,497	428
*	Achillion Pharmaceuticals Inc.	57,752	427
*	PRA Health Sciences Inc.	9,877	426
*	Repligen Corp.	16,157	416
*	ICU Medical Inc.	4,513	415
*	Surgical Care Affiliates Inc.	10,116	410
*	FibroGen Inc.	23,510	407
*	Cynosure Inc. Class A	10,005	407
*,^	Exelixis Inc.	111,690	407
*	Amedisys Inc.	11,022	405
*	Wright Medical Group NV	23,049	394
*	Haemonetics Corp.	12,153	390
	Quality Systems Inc.	24,556	382
*	Integra LifeSciences Holdings Corp.	6,160	378
*	HealthEquity Inc.	17,825	371
*	Insmed Inc.	30,225	370
*	Intra-Cellular Therapies Inc. Class A	13,103	368
*	Zeltiq Aesthetics Inc.	15,838	365
*	Five Prime Therapeutics Inc.	11,134	363
*	Emergent BioSolutions Inc.	10,537	356
*	Amicus Therapeutics Inc.	56,939	351
	Meridian Bioscience Inc.	17,244	347
*	Lannett Co. Inc.	13,031	328
*	Providence Service Corp.	6,745	320
	Computer Programs & Systems Inc.	5,589	317
*	Endologix Inc.	36,102	311
*	Merrimack Pharmaceuticals Inc.	53,684	311
	US Physical Therapy Inc.	6,119	310
*	ImmunoGen Inc.	42,340	308
*	Acceleron Pharma Inc.	12,123	307
*	Sarepta Therapeutics Inc.	22,108	303
*	Celldex Therapeutics Inc.	43,931	299
*	Spectranetics Corp.	20,886	296
*,^	Cempra Inc.	17,418	293
*	Dynavax Technologies Corp.	18,012	290
*	HeartWare International Inc.	8,517	272
*,^	Eagle Pharmaceuticals Inc.	4,229	268
*	Pacific Biosciences of California Inc.	32,080	266
*	Inogen Inc.	7,765	265
	Atrion Corp.	704	265

62

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	LDR Holding Corp.	12,507	260
*	Vascular Solutions Inc.	8,537	257
*	Anika Therapeutics Inc.	5,676	256
*	Clovis Oncology Inc.	13,720	255
*	INC Research Holdings Inc. Class A	6,400	254
*	Momenta Pharmaceuticals Inc.	30,022	252
*	Capital Senior Living Corp.	14,584	249
*	MacroGenics Inc.	15,506	248
*	Retrophin Inc.	17,248	245
*	SciClone Pharmaceuticals Inc.	24,650	245
	Phibro Animal Health Corp. Class A	8,628	239
*	Exact Sciences Corp.	47,280	238
*,^	Heron Therapeutics Inc.	14,410	229
*	Sage Therapeutics Inc.	7,749	228
*	Enanta Pharmaceuticals Inc.	7,929	225
*	Genomic Health Inc.	8,780	223
*	Alder Biopharmaceuticals Inc.	11,508	219
*	NewLink Genetics Corp.	10,263	216
*	Supernus Pharmaceuticals Inc.	17,060	214
*,^	Relypsa Inc.	16,065	213
*,^	Rockwell Medical Inc.	21,917	210
*,^	Keryx Biopharmaceuticals Inc.	51,486	207
*,^	Insys Therapeutics Inc.	11,624	203
*,^	Inovio Pharmaceuticals Inc.	31,897	201
*	Accuray Inc.	39,110	198
*	Cerus Corp.	40,002	196
*	Albany Molecular Research Inc.	12,385	183
*	Sangamo BioSciences Inc.	34,472	181
*	Arena Pharmaceuticals Inc.	120,359	179
*	Geron Corp.	73,966	178
*	CorVel Corp.	4,295	178
*,^	Omeros Corp.	17,518	178
*	AtriCure Inc.	10,636	176
*	Epizyme Inc.	19,686	173
*	Adeptus Health Inc. Class A	3,029	172
*	Aerie Pharmaceuticals Inc.	10,222	172
*	NeoGenomics Inc.	26,790	171
*	Coherus Biosciences Inc.	11,773	167
*	Revance Therapeutics Inc.	9,110	161
*	BioTelemetry Inc.	13,285	160
*	Sucampo Pharmaceuticals Inc. Class A	12,121	159
*,^	Synergy Pharmaceuticals Inc.	49,724	155
*	Sagent Pharmaceuticals Inc.	10,828	154
*	Xencor Inc.	13,878	153
*	Affymetrix Inc.	10,786	151
*	Progenics Pharmaceuticals Inc.	33,957	150
*	Aralez Pharmaceuticals Inc.	26,248	149
*	Intersect ENT Inc.	8,045	145
*,^	Accelerate Diagnostics Inc.	12,063	145
*	Array BioPharma Inc.	57,310	144
*	TG Therapeutics Inc.	17,233	144
*	Raptor Pharmaceutical Corp.	40,294	139
*	Infinity Pharmaceuticals Inc.	23,955	138
*	Spark Therapeutics Inc.	4,345	138
	Landauer Inc.	4,697	137
*	Atara Biotherapeutics Inc.	8,209	135
*	PTC Therapeutics Inc.	16,797	134
*	Press Ganey Holdings Inc.	5,016	132
*	Trevena Inc.	15,593	131
*	Vanda Pharmaceuticals Inc.	16,388	129
*	XenoPort Inc.	28,779	129
*	Zogenix Inc.	12,087	128
*	ANI Pharmaceuticals Inc.	3,851	127
*,^	MannKind Corp.	122,127	126

63

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Lion Biotechnologies Inc.	22,033	123
*	Cardiovascular Systems Inc.	14,645	122
*	Cross Country Healthcare Inc.	9,766	121
*	STAAR Surgical Co.	19,116	119
*	Mirati Therapeutics Inc.	5,622	119
*,^	Teligent Inc.	20,204	118
*	Corcept Therapeutics Inc.	30,413	116
*	Otonomy Inc.	8,984	114
	Utah Medical Products Inc.	1,863	110
*	Amphastar Pharmaceuticals Inc.	10,349	109
*	Civitas Solutions Inc.	5,728	106
*	Chimerix Inc.	22,780	105
*	Ardelyx Inc.	10,856	105
*	Medicines Co.	3,243	104
*	La Jolla Pharmaceutical Co.	6,742	104
*	GenMark Diagnostics Inc.	20,651	102
*	K2M Group Holdings Inc.	8,617	102
*,^	Organovo Holdings Inc.	45,049	101
*,^	Immunomedics Inc.	43,769	99
*	RadNet Inc.	17,069	97
*	Concert Pharmaceuticals Inc.	7,560	97
*	Esperion Therapeutics Inc.	6,446	96
*	Fluidigm Corp.	14,161	94
*	Paratek Pharmaceuticals Inc.	6,045	92
*	Heska Corp.	2,827	92
*	Regulus Therapeutics Inc.	13,972	92
*	Oxford Immunotec Global plc	9,505	91
*	Quidel Corp.	5,817	91
*	Penumbra Inc.	1,919	89
*	CytRx Corp.	33,724	89
*	BioDelivery Sciences International Inc.	22,918	89
*,^	Vital Therapies Inc.	10,628	88
*,^	Seres Therapeutics Inc.	3,788	88
*	Foundation Medicine Inc.	5,894	87
*	BioSpecifics Technologies Corp.	2,455	87
*,^	Sequenom Inc.	59,188	87
*	Sorrento Therapeutics Inc.	14,037	85
*,^	Cellular Biomedicine Group Inc.	4,885	85
*	Agenus Inc.	30,194	84
*	RTI Surgical Inc.	23,849	83
*,^	AAC Holdings Inc.	4,017	82
*	Advaxis Inc.	14,893	81
*	Aimmune Therapeutics Inc.	5,042	81
*	Blueprint Medicines Corp.	4,650	81
*	NanoString Technologies Inc.	6,693	81
*	Tandem Diabetes Care Inc.	8,928	80
*	Axovant Sciences Ltd.	6,294	79
*	OncoMed Pharmaceuticals Inc.	8,248	79
*	Rigel Pharmaceuticals Inc.	34,115	77
*	Lexicon Pharmaceuticals Inc.	8,236	77
*,^	Trovagene Inc.	14,835	76
*	Antares Pharma Inc.	77,929	75
*	Curis Inc.	54,563	75
*,^	Galena Biopharma Inc.	88,905	74
*	Tetraphase Pharmaceuticals Inc.	17,710	72
*	Aegerion Pharmaceuticals Inc.	12,404	70
*	Idera Pharmaceuticals Inc.	38,694	69
*	Karyopharm Therapeutics Inc.	11,320	67
	National Research Corp. Class A	4,404	66
*	BioTime Inc.	28,606	66
*	Foamix Pharmaceuticals Ltd.	11,371	65
*	Collegium Pharmaceutical Inc.	3,718	65
*	Flexion Therapeutics Inc.	6,855	65
*,^	OvaScience Inc.	11,632	65

64

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Dermira Inc.	2,772	64
*	Durect Corp.	55,654	63
*	CTI BioPharma Corp.	112,892	61
*	Surgery Partners Inc.	4,635	61
*,^	Arrowhead Research Corp.	15,600	61
*	Aduro Biotech Inc.	4,141	60
*,^	InVivo Therapeutics Holdings Corp.	12,684	59
^	Osiris Therapeutics Inc.	8,317	59
*	Applied Genetic Technologies Corp.	4,475	59
*	Vitae Pharmaceuticals Inc.	6,562	59
*	Pfenex Inc.	8,229	59
*	Immune Design Corp.	5,772	58
*	BioCryst Pharmaceuticals Inc.	28,974	58
*	Anthera Pharmaceuticals Inc.	18,936	57
*	Cytokinetics Inc.	9,023	57
*,^	Navidea Biopharmaceuticals Inc.	57,075	56
*	Ocular Therapeutix Inc.	7,173	56
*	Castlight Health Inc. Class B	16,108	53
*,^	VIVUS Inc.	49,573	52
*	Imprivata Inc.	4,351	50
*	Cutera Inc.	4,174	49
*	Zafgen Inc.	7,871	49
*,^	Teladoc Inc.	3,495	48
*	Cara Therapeutics Inc.	9,716	48
*	Avalanche Biotechnologies Inc.	9,334	48
*	Oncothyreon Inc.	47,730	47
*	Global Blood Therapeutics Inc.	3,155	47
*	Pernix Therapeutics Holdings Inc.	20,791	46
*	Glaukos Corp.	2,756	45
*	Aclaris Therapeutics Inc.	2,462	45
*	ChemoCentryx Inc.	13,359	44
*	Medgenics Inc.	10,603	44
*,^	Nobilis Health Corp.	15,266	44
*,^	Unilife Corp.	50,570	43
*	Veracyte Inc.	6,436	42
*,^	CytomX Therapeutics Inc.	3,283	42
*	Aratana Therapeutics Inc.	12,823	42
*,^	Peregrine Pharmaceuticals Inc.	104,536	42
*	Ignyta Inc.	6,499	42
*,^	Northwest Biotherapeutics Inc.	22,351	41
*	T2 Biosystems Inc.	5,116	41
*	Genocea Biosciences Inc.	10,309	40
*	Catalyst Pharmaceuticals Inc.	37,875	40
*,^	Novocure Ltd.	3,376	39
	Analogic Corp.	522	39
*	Spectrum Pharmaceuticals Inc.	8,573	39
*	Agile Therapeutics Inc.	6,629	38
*	ConforMIS Inc.	4,133	38
*	REGENXBIO Inc.	3,102	38
*	Orexigen Therapeutics Inc.	51,095	36
*	Dicerna Pharmaceuticals Inc.	7,213	36
*	Bellicum Pharmaceuticals Inc.	3,951	36
*	Entellus Medical Inc.	2,186	35
	LeMaitre Vascular Inc.	2,148	32
*	Alimera Sciences Inc.	14,520	31
*	Chiasma Inc.	3,132	31
*,^	Invitae Corp.	3,496	30
*	Sientra Inc.	4,182	29
*,^	Second Sight Medical Products Inc.	5,710	29
*	Assembly Biosciences Inc.	6,425	29
*	Natera Inc.	4,280	29
*	Fibrocell Science Inc.	12,477	28
*	Luminex Corp.	1,474	28
*	XOMA Corp.	36,129	27

65

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Edge Therapeutics Inc.	3,603	26
*,^	CorMedix Inc.	16,347	26
*	SeaSpine Holdings Corp.	1,921	24
*	iRadimed Corp.	1,345	24
*,^	Asterias Biotherapeutics Inc.	5,581	24
*	Voyager Therapeutics Inc.	2,462	24
*	Cidara Therapeutics Inc.	2,343	23
*	Neos Therapeutics Inc.	2,362	23
*	Affimed NV	7,304	23
*	Corium International Inc.	5,087	23
*	SurModics Inc.	1,196	22
*	Proteon Therapeutics Inc.	3,683	20
*,^	NantKwest Inc.	2,847	20
*	Flex Pharma Inc.	2,599	19
*	MyoKardia Inc.	2,679	19
*	OraSure Technologies Inc.	2,507	17
*	vTv Therapeutics Inc. Class A	2,945	17
*	Dimension Therapeutics Inc.	2,403	16
*	XBiotech Inc.	2,006	15
*	Genesis Healthcare Inc.	8,596	15
*	Corindus Vascular Robotics Inc.	10,782	15
*	Invuity Inc.	1,905	14
*	LHC Group Inc.	387	14
*	aTyr Pharma Inc.	2,946	13
*	Abeona Therapeutics Inc.	5,785	13
*	EndoChoice Holdings Inc.	2,739	12
*	Lantheus Holdings Inc.	5,257	11
*	Synta Pharmaceuticals Corp.	48,633	11
*,^	Tokai Pharmaceuticals Inc.	1,721	11
*	Nivalis Therapeutics Inc.	2,380	11
*	Zynerba Pharmaceuticals Inc.	1,628	10
*	Catabasis Pharmaceuticals Inc.	2,151	9
*	Tobira Therapeutics Inc.	1,264	9
*	Addus HomeCare Corp.	322	7
*,^	TransEnterix Inc.	2,132	7
*	Alliance HealthCare Services Inc.	952	7
*	Versartis Inc.	1,034	7
*	Threshold Pharmaceuticals Inc.	28,793	7
*	Stemline Therapeutics Inc.	1,349	7
*	Oncocyte Corp.	1,349	5
*	Carbylan Therapeutics Inc.	6,520	4
*	Verastem Inc.	1,453	2
			86,955
Materials & Processing (7.4%)
	PolyOne Corp.	43,991	1,184
	Belden Inc.	21,049	1,153
*	Berry Plastics Group Inc.	35,041	1,091
*	Louisiana-Pacific Corp.	64,641	1,027
	Balchem Corp.	15,337	970
	HB Fuller Co.	24,877	958
*	Rexnord Corp.	50,296	912
*	Masonite International Corp.	14,908	857
	Sensient Technologies Corp.	14,878	855
*	Chemtura Corp.	33,156	837
	Minerals Technologies Inc.	16,102	818
*	RBC Bearings Inc.	11,586	738
	Mueller Water Products Inc. Class A	79,515	685
*	Trex Co. Inc.	15,878	684
*	Headwaters Inc.	36,485	643
	Apogee Enterprises Inc.	14,454	577
	Olin Corp.	36,299	550
	Interface Inc. Class A	32,719	520
	US Silica Holdings Inc.	26,480	508
	AAON Inc.	20,311	504

66

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	Mueller Industries Inc.	19,048	499
	Comfort Systems USA Inc.	17,389	488
	KapStone Paper and Packaging Corp.	42,173	432
*	Cabot Microelectronics Corp.	10,368	399
*	US Concrete Inc.	7,188	386
	Quaker Chemical Corp.	4,680	364
*	Ferro Corp.	35,954	357
*	Clearwater Paper Corp.	8,747	356
	Advanced Drainage Systems Inc.	16,561	321
	A Schulman Inc.	12,949	320
	Deltic Timber Corp.	5,423	307
*	Summit Materials Inc. Class A	15,714	287
*	BMC Stock Holdings Inc.	18,546	283
*	Patrick Industries Inc.	6,311	279
	Neenah Paper Inc.	4,518	274
*	Boise Cascade Co.	16,324	273
	Aceto Corp.	12,522	269
*	Continental Building Products Inc.	15,588	263
	Ferroglobe plc	32,110	252
*	PGT Inc.	23,644	234
	Stepan Co.	4,692	233
*	Installed Building Products Inc.	9,874	221
	Insteel Industries Inc.	8,375	219
*	Beacon Roofing Supply Inc.	6,069	219
	Kaiser Aluminum Corp.	2,842	218
	Global Brass & Copper Holdings Inc.	9,576	211
*	Builders FirstSource Inc.	25,149	199
*	Nortek Inc.	4,807	198
*	Koppers Holdings Inc.	10,265	180
	Calgon Carbon Corp.	12,052	169
	Worthington Industries Inc.	5,409	168
*,^	Trinseo SA	5,618	168
	NN Inc.	13,086	166
*	Stillwater Mining Co.	19,046	160
	AEP Industries Inc.	1,947	153
*	Univar Inc.	9,550	150
*	NCI Building Systems Inc.	13,294	145
	Chase Corp.	3,075	145
	Myers Industries Inc.	11,969	144
	Culp Inc.	5,093	130
*	Ply Gem Holdings Inc.	10,632	109
	KMG Chemicals Inc.	4,803	103
*	Multi Packaging Solutions International Ltd.	6,209	95
	Schweitzer-Mauduit International Inc.	2,674	81
*	Senomyx Inc.	22,122	73
*	OMNOVA Solutions Inc.	13,984	73
	Griffon Corp.	3,928	58
	Simpson Manufacturing Co. Inc.	1,651	56
	Omega Flex Inc.	1,380	44
*	Core Molding Technologies Inc.	3,662	42
*,^	Uranium Energy Corp.	46,591	40
	Tredegar Corp.	2,618	36
*	Lawson Products Inc.	1,982	32
*	Energy Fuels Inc.	12,800	32
	Hawkins Inc.	923	30
*	Landec Corp.	2,755	28
	American Vanguard Corp.	1,846	23
	Quanex Building Products Corp.	1,344	23
	Rentech Inc.	11,007	22
*	LSB Industries Inc.	3,688	22
*	Century Aluminum Co.	1,895	14
	Haynes International Inc.	428	13
*	Unifi Inc.	453	10
	Olympic Steel Inc.	855	9

67

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	Valhi Inc.	5,296	7
*	Handy & Harman Ltd.	265	5
	United States Lime & Minerals Inc.	59	3
*	Ryerson Holding Corp.	329	1
			27,394
Other (0.0%)[2]
*	Dyax Corp CVR Exp. 12/31/2019	73,258	81
*	Leap Wireless International Inc CVR	4,106	10
*	Chelsea Therapeutics International Ltd. CVR Exp. 12/31/2016	27,975	3
*	Cubist Pharmaceuticals, Inc. CVR	13,027	2
*	Omthera Pharmaceuticals Inc. CVR	2,001	1
*	Durata Therapeutics Inc CVR Exp. 12/31/2018	534	1
*	Clinical Data Contingent Value Rights	367	—
*	Magnum Hunter Resources Corp. Warrants Exp. 4/15/2016	1,888	—
			98
Producer Durables (12.5%)
	MAXIMUS Inc.	32,505	1,598
	Healthcare Services Group Inc.	35,263	1,251
*	Generac Holdings Inc.	34,111	1,185
	CLARCOR Inc.	23,329	1,123
	Littelfuse Inc.	9,620	1,093
	Allegiant Travel Co. Class A	6,618	1,085
*	Hawaiian Holdings Inc.	23,577	1,014
	Woodward Inc.	21,096	990
*	Dycom Industries Inc.	16,810	958
*	Electronics For Imaging Inc.	23,131	916
	CEB Inc.	16,509	896
	Hillenbrand Inc.	31,076	874
	HEICO Corp. Class A	19,707	861
*	WageWorks Inc.	17,670	851
*	On Assignment Inc.	25,525	843
	Matson Inc.	19,700	790
	Deluxe Corp.	13,546	778
	Herman Miller Inc.	29,508	770
	John Bean Technologies Corp.	14,451	760
	Knight Transportation Inc.	30,927	749
*	Proto Labs Inc.	11,511	749
	HNI Corp.	22,014	744
*	Swift Transportation Co.	43,499	741
*,^	XPO Logistics Inc.	29,117	721
*	ExlService Holdings Inc.	15,288	720
	Brink's Co.	24,070	704
	Franklin Electric Co. Inc.	21,837	652
	AZZ Inc.	12,739	643
	Forward Air Corp.	15,310	623
*	Advisory Board Co.	20,937	617
*	Hub Group Inc. Class A	16,297	602
	Exponent Inc.	12,213	570
	HEICO Corp.	9,523	548
	Steelcase Inc. Class A	41,243	515
*	TASER International Inc.	26,519	514
*	TrueBlue Inc.	20,799	477
	G&K Services Inc. Class A	7,184	476
	Badger Meter Inc.	7,179	472
	Knoll Inc.	24,200	462
	Heartland Express Inc.	24,957	459
	MSA Safety Inc.	9,251	404
	MTS Systems Corp.	7,327	403
	Tennant Co.	8,492	395
	US Ecology Inc.	10,659	394
*	Wabash National Corp.	33,421	392
	Korn/Ferry International	13,668	388
*	Teledyne Technologies Inc.	4,472	381
	Insperity Inc.	7,974	379

68

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Echo Global Logistics Inc.	14,613	373
*	Virgin America Inc.	11,599	362
	EnPro Industries Inc.	6,740	350
^	Lindsay Corp.	4,692	340
	Sun Hydraulics Corp.	11,204	334
	Greenbrier Cos. Inc.	13,012	331
*	Saia Inc.	12,402	326
*	Advanced Energy Industries Inc.	10,913	326
	Standex International Corp.	4,621	325
*	Astronics Corp.	9,586	305
	EnerSys	5,894	303
	Multi-Color Corp.	6,207	302
	Applied Industrial Technologies Inc.	7,843	302
	Encore Wire Corp.	7,926	286
	Primoris Services Corp.	13,069	279
*	Team Inc.	10,643	273
	Altra Industrial Motion Corp.	10,474	255
*	TriNet Group Inc.	18,681	245
*	Blount International Inc.	24,067	233
*	Paylocity Holding Corp.	7,654	227
*	Aerojet Rocketdyne Holdings Inc.	14,579	226
	H&E Equipment Services Inc.	15,456	204
*	SP Plus Corp.	7,842	196
	Kforce Inc.	12,179	194
	General Cable Corp.	22,130	190
	Argan Inc.	5,592	180
	Hackett Group Inc.	11,694	163
*	GP Strategies Corp.	6,398	158
	Forrester Research Inc.	4,943	154
*	OSI Systems Inc.	2,543	154
	Harsco Corp.	39,643	150
	Werner Enterprises Inc.	5,189	138
	Mesa Laboratories Inc.	1,422	128
	Park-Ohio Holdings Corp.	4,309	127
*	Covenant Transportation Group Inc. Class A	5,565	123
	Barrett Business Services Inc.	3,507	123
	TeleTech Holdings Inc.	4,410	122
*,^	Plug Power Inc.	51,219	107
*	Mistras Group Inc.	4,703	101
*	Vectrus Inc.	4,943	95
	Curtiss-Wright Corp.	1,308	92
*	Furmanite Corp.	15,952	89
	Celadon Group Inc.	9,433	85
	ArcBest Corp.	4,268	84
*	Lydall Inc.	2,849	82
	Hyster-Yale Materials Handling Inc.	1,362	81
*	Huron Consulting Group Inc.	1,420	79
*	PFSweb Inc.	5,683	73
	Albany International Corp.	1,976	72
*	Moog Inc. Class A	1,666	72
*	ServiceSource International Inc.	17,485	71
	Kimball International Inc. Class B	6,176	65
*	Roadrunner Transportation Systems Inc.	5,331	62
*	DHI Group Inc.	7,944	62
*	FARO Technologies Inc.	1,892	61
	Mobile Mini Inc.	2,080	60
*	Vicor Corp.	6,925	57
*	FTI Consulting Inc.	1,744	57
	Allied Motion Technologies Inc.	2,980	55
*	NV5 Global Inc.	2,444	53
	Gorman-Rupp Co.	2,094	53
	Douglas Dynamics Inc.	2,607	51
	American Railcar Industries Inc.	1,171	48
*	InnerWorkings Inc.	7,022	48

69

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	Kaman Corp.	1,066	47
	FreightCar America Inc.	3,107	46
	Resources Connection Inc.	3,320	46
*	Radiant Logistics Inc.	14,181	45
*	PAM Transportation Services Inc.	1,459	42
*	Milacron Holdings Corp.	2,894	40
*	Astronics Corp. Class B	1,251	39
*	Xerium Technologies Inc.	5,259	39
	Universal Truckload Services Inc.	2,459	38
*	Commercial Vehicle Group Inc.	14,340	36
*	Thermon Group Holdings Inc.	2,084	35
	Raven Industries Inc.	2,202	34
*	RPX Corp.	3,289	33
	Kadant Inc.	850	32
*	HC2 Holdings Inc.	7,725	31
*	USA Truck Inc.	1,724	27
*	DXP Enterprises Inc.	1,823	25
*	YRC Worldwide Inc.	3,067	25
*	TriMas Corp.	1,444	24
*	Blue Bird Corp.	2,607	24
*	Volt Information Sciences Inc.	3,102	23
*	Power Solutions International Inc.	2,221	22
*	Accuride Corp.	16,896	22
	Marten Transport Ltd.	1,108	18
*	Casella Waste Systems Inc. Class A	3,058	18
	CECO Environmental Corp.	2,764	17
*,^	Patriot National Inc.	3,972	17
	Heidrick & Struggles International Inc.	527	12
*	Navistar International Corp.	1,339	11
*,^	6D Global Technologies Inc.	3,567	10
*	Neff Corp. Class A	2,060	10
*	Great Lakes Dredge & Dock Corp.	2,488	8
*	PHI Inc.	461	8
	Miller Industries Inc.	432	8
	Titan International Inc.	1,534	8
*	Heritage-Crystal Clean Inc.	404	3
*	Gener8 Maritime Inc.	357	2
			46,177
Technology (19.7%)
*	Manhattan Associates Inc.	36,401	2,012
*	Tyler Technologies Inc.	16,638	2,002
*	Microsemi Corp.	49,238	1,705
*	Guidewire Software Inc.	34,618	1,704
	FEI Co.	20,502	1,666
*	EPAM Systems Inc.	24,131	1,650
*	Cavium Inc.	27,282	1,623
*	Synaptics Inc.	18,166	1,475
*	Aspen Technology Inc.	42,121	1,389
	Blackbaud Inc.	23,199	1,311
*	ViaSat Inc.	17,929	1,309
*	Integrated Device Technology Inc.	66,845	1,298
*	Ciena Corp.	60,875	1,248
*	Ellie Mae Inc.	14,503	1,220
	Monolithic Power Systems Inc.	19,498	1,152
*	Cirrus Logic Inc.	31,277	1,102
*	ACI Worldwide Inc.	57,584	1,075
*	Qlik Technologies Inc.	45,049	1,046
*	Infinera Corp.	65,649	1,030
*	Verint Systems Inc.	28,599	1,016
	Science Applications International Corp.	22,713	1,014
*	comScore Inc.	24,258	998
*	Universal Display Corp.	19,840	948
*	Proofpoint Inc.	19,468	912
*	GrubHub Inc.	37,181	875

70

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Cray Inc.	20,191	856
*	CommVault Systems Inc.	22,357	838
	InterDigital Inc.	16,018	797
	Diebold Inc.	32,014	795
*	Take-Two Interactive Software Inc.	21,679	780
*	Cornerstone OnDemand Inc.	26,642	767
*	Rambus Inc.	57,062	744
*	MicroStrategy Inc. Class A	4,599	740
*,^	Ambarella Inc.	15,508	720
*	Syntel Inc.	15,533	710
*	Fleetmatics Group plc	18,878	682
	Plantronics Inc.	17,447	654
*	LogMeIn Inc.	12,127	617
	CSG Systems International Inc.	16,194	615
*	Silicon Laboratories Inc.	14,886	614
*	Super Micro Computer Inc.	18,241	592
*	Imperva Inc.	13,056	573
	NIC Inc.	32,439	571
*	Demandware Inc.	16,425	570
	Methode Electronics Inc.	18,998	543
*	Synchronoss Technologies Inc.	19,219	538
*	BroadSoft Inc.	14,460	533
*	RealPage Inc.	26,167	525
*	Virtusa Corp.	14,661	519
*	Entegris Inc.	40,575	502
*	Paycom Software Inc.	15,502	494
^	Ebix Inc.	13,299	492
*	RingCentral Inc. Class A	26,575	492
*	NetScout Systems Inc.	23,717	490
*	Zendesk Inc.	26,671	488
*	Bottomline Technologies de Inc.	17,167	484
*	Inphi Corp.	18,988	480
	Tessera Technologies Inc.	15,993	471
	Monotype Imaging Holdings Inc.	19,842	471
*	Luxoft Holding Inc. Class A	9,092	462
*	Infoblox Inc.	29,672	459
	Power Integrations Inc.	9,712	445
*	M/A-COM Technology Solutions Holdings Inc.	11,638	441
*,^	Ubiquiti Networks Inc.	13,371	437
*	MaxLinear Inc.	27,136	437
	Pegasystems Inc.	17,755	432
*	Envestnet Inc.	19,224	394
*	Web.com Group Inc.	21,532	391
*	AVG Technologies NV	20,153	386
*	HubSpot Inc.	9,241	385
*	Callidus Software Inc.	27,153	373
*	Gigamon Inc.	13,484	369
*	SPS Commerce Inc.	8,119	363
*	Ruckus Wireless Inc.	37,125	359
*	CalAmp Corp.	17,852	326
*	Endurance International Group Holdings Inc.	28,933	325
*	Ixia	26,890	307
*	Qualys Inc.	12,228	305
*	InvenSense Inc.	38,179	298
*	Advanced Micro Devices Inc.	138,043	295
*	Marketo Inc.	17,104	289
	EarthLink Holdings Corp.	50,840	287
*	Interactive Intelligence Group Inc.	8,585	257
*	Globant SA	7,561	233
*	Plexus Corp.	6,300	229
*	Cvent Inc.	11,516	225
*	Xura Inc.	11,229	220
*	Perficient Inc.	11,888	215
*	Semtech Corp.	11,119	213

71

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Silver Spring Networks Inc.	16,999	212
*	Rubicon Project Inc.	12,803	211
*	Loral Space & Communications Inc.	6,497	208
*	Global Eagle Entertainment Inc.	22,943	206
*,^	VASCO Data Security International Inc.	14,549	200
*	NeuStar Inc. Class A	7,980	198
*	Q2 Holdings Inc.	9,654	196
*	Nimble Storage Inc.	25,188	182
*	DTS Inc.	7,632	181
*	GTT Communications Inc.	12,212	180
*	Wix.com Ltd.	9,323	179
*	Textura Corp.	9,645	166
*	Unisys Corp.	15,410	166
*	Tangoe Inc.	19,114	155
*	Rogers Corp.	2,878	154
*	Newport Corp.	6,583	150
*	LivePerson Inc.	27,840	143
*	PDF Solutions Inc.	12,314	140
*	Lionbridge Technologies Inc.	31,625	139
*	Mattson Technology Inc.	36,895	133
*,^	Pure Storage Inc. Class A	9,092	131
*	TrueCar Inc.	23,827	129
*	PROS Holdings Inc.	11,624	128
*	pdvWireless Inc.	4,397	125
*	Immersion Corp.	13,788	124
*	Applied Optoelectronics Inc.	6,847	123
*	Benefitfocus Inc.	3,880	122
*	Glu Mobile Inc.	31,583	117
*	Vocera Communications Inc.	8,306	115
*	ChannelAdvisor Corp.	10,647	113
*	Zix Corp.	28,289	113
*	Cascade Microtech Inc.	5,447	112
	Sapiens International Corp. NV	9,298	110
*	Model N Inc.	10,364	107
*,^	OPOWER Inc.	12,875	106
*,^	Digimarc Corp.	3,501	106
*,^	VirnetX Holding Corp.	22,625	105
*	Silicon Graphics International Corp.	17,203	104
*	A10 Networks Inc.	16,814	104
*	FormFactor Inc.	13,304	101
*	Alliance Fiber Optic Products Inc.	7,213	100
*	CEVA Inc.	4,978	98
*	Five9 Inc.	11,874	96
*	SciQuest Inc.	7,861	96
*	Lattice Semiconductor Corp.	14,601	92
*	Brightcove Inc.	15,253	92
*	Coherent Inc.	1,043	88
*	iRobot Corp.	2,767	87
*	Intralinks Holdings Inc.	10,850	84
	Epiq Systems Inc.	6,145	84
*	Varonis Systems Inc.	4,494	83
*	Clearfield Inc.	5,663	82
*	Avid Technology Inc.	10,334	79
*	New Relic Inc.	2,869	76
*	Jive Software Inc.	23,357	76
*,^	Box Inc.	6,531	75
*	ARC Document Solutions Inc.	20,557	72
*	Xcerra Corp.	12,076	69
*	Carbonite Inc.	9,101	69
*	Internap Corp.	26,909	69
*	MobileIron Inc.	19,669	66
	Reis Inc.	2,793	62
*	Applied Micro Circuits Corp.	10,365	60
*,^	Alarm.com Holdings Inc.	2,979	59

72

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Aerohive Networks Inc.	11,147	57
*	KVH Industries Inc.	6,041	55
	NVE Corp.	1,052	54
*	Hortonworks Inc.	4,376	51
*	Barracuda Networks Inc.	3,864	50
*	Evolent Health Inc. Class A	4,893	49
*	ShoreTel Inc.	6,595	49
*	Guidance Software Inc.	9,093	49
*	Everyday Health Inc.	9,427	45
*	Workiva Inc.	3,497	44
*,^	Park City Group Inc.	4,738	43
*	Bazaarvoice Inc.	13,198	41
*	Sparton Corp.	2,771	40
*	Rapid7 Inc.	2,960	39
*	Amber Road Inc.	7,921	36
*	Rofin-Sinar Technologies Inc.	1,601	36
*	Violin Memory Inc.	43,385	35
*,^	MINDBODY Inc. Class A	2,644	31
*	Rudolph Technologies Inc.	2,316	30
*	Digital Turbine Inc.	24,877	28
	Daktronics Inc.	3,926	28
*	Novatel Wireless Inc.	16,400	27
*	Travelzoo Inc.	3,422	27
	QAD Inc. Class A	1,275	25
*,^	Appfolio Inc.	2,085	24
*	Harmonic Inc.	6,762	23
	American Software Inc. Class A	2,333	22
*	TechTarget Inc.	2,925	20
*	Xactly Corp.	2,952	17
*	Exar Corp.	3,044	16
*	Apigee Corp.	2,706	16
*	ePlus Inc.	195	15
*	Extreme Networks Inc.	4,023	11
*	Connecture Inc.	3,260	10
*	RetailMeNot Inc.	1,204	10
*	Marin Software Inc.	1,462	4
*	Datalink Corp.	569	4
*	MaxPoint Interactive Inc.	2,196	4
*	Code Rebel Corp.	571	1
			72,568
Utilities (1.7%)
	j2 Global Inc.	23,782	1,738
	Cogent Communications Holdings Inc.	22,779	836
	Shenandoah Telecommunications Co.	20,597	498
	Consolidated Communications Holdings Inc.	16,236	380
^	Windstream Holdings Inc.	46,990	353
*	General Communication Inc. Class A	17,229	329
*,^	Gogo Inc.	27,600	300
	Ormat Technologies Inc.	7,627	291
*	inContact Inc.	27,574	256
*	8x8 Inc.	15,259	178
*	FairPoint Communications Inc.	10,209	153
*,^	Straight Path Communications Inc. Class B	4,687	149
*	Lumos Networks Corp.	9,624	118
	Inteliquent Inc.	6,890	117
	West Corp.	3,543	79
*	Boingo Wireless Inc.	10,215	73
	American States Water Co.	1,600	68
*	Vonage Holdings Corp.	9,220	50
	Spark Energy Inc. Class A	1,371	33
	York Water Co.	585	16
	IDT Corp. Class B	1,188	16
	Genie Energy Ltd. Class B	1,446	13

73

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 29, 2016

				Market
				Value
			Shares	($000)
* Intelsat SA			3,879	7
				6,051
Total Common Stocks (Cost $429,298)				367,320

	Coupon
Temporary Cash Investments (2.7%)[1]
Money Market Fund (2.6%)
3,4 Vanguard Market Liquidity Fund	0.475%		9,694,796	9,695

			Face
		Maturity	Amount
		Date	($000)
U.S. Government and Agency Obligations (0.1%)
5,6 Federal Home Loan Bank Discount Notes	0.582%	7/8/16	200	200
Total Temporary Cash Investments (Cost $9,895)				9,895
Total Investments (102.4%) (Cost $439,193)				377,215
Other Assets and Liabilities—Net (-2.4%)[4]				(8,832)
Net Assets (100%)				368,383

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $8,523,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 2.4%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $9,266,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

74

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75

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA18512 042016

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (14.9%)
*	Amazon.com Inc.	17,227	9,518
	Walt Disney Co.	76,717	7,328
	Home Depot Inc.	58,736	7,290
	Comcast Corp. Class A	113,248	6,538
	McDonald's Corp.	43,385	5,084
	Wal-Mart Stores Inc.	71,237	4,726
	Starbucks Corp.	67,732	3,943
	NIKE Inc. Class B	61,262	3,773
	Costco Wholesale Corp.	19,874	2,982
*	Priceline Group Inc.	2,343	2,964
	Lowe's Cos. Inc.	42,962	2,901
	Time Warner Inc.	37,153	2,460
	Time Warner Cable Inc.	12,791	2,441
	TJX Cos. Inc.	30,826	2,284
	Target Corp.	28,949	2,271
	Ford Motor Co.	176,739	2,211
	General Motors Co.	72,732	2,141
*	Netflix Inc.	19,301	1,803
	Twenty-First Century Fox Inc. Class A	50,616	1,368
	Yum! Brands Inc.	18,480	1,339
*	eBay Inc.	54,938	1,308
*	O'Reilly Automotive Inc.	4,598	1,197
*	AutoZone Inc.	1,419	1,099
	Johnson Controls Inc.	29,898	1,090
	Dollar General Corp.	13,730	1,019
	Ross Stores Inc.	18,540	1,019
	CBS Corp. Class B	20,778	1,005
	VF Corp.	15,198	990
	L Brands Inc.	11,181	948
	Carnival Corp.	19,217	922
	Delphi Automotive plc	13,060	871
	Estee Lauder Cos. Inc. Class A	9,486	866
	Omnicom Group Inc.	11,056	860
*,^	Tesla Motors Inc.	4,382	841
	Nielsen Holdings plc	16,671	839
*	Dollar Tree Inc.	10,440	838
	Las Vegas Sands Corp.	16,606	802
*	Chipotle Mexican Grill Inc. Class A	1,425	726
*	Under Armour Inc. Class A	8,092	677
	Genuine Parts Co.	6,949	626
*,^	Charter Communications Inc. Class A	3,404	611
	Macy's Inc.	13,990	605
	Twenty-First Century Fox Inc.	22,169	602
	Marriott International Inc. Class A	8,723	594
	Viacom Inc. Class B	15,790	582
	Royal Caribbean Cruises Ltd.	7,663	570
*	Liberty Interactive Corp. QVC Group Class A	22,437	569
	Whirlpool Corp.	3,626	563
	Expedia Inc.	5,379	560
	Starwood Hotels & Resorts Worldwide Inc.	7,870	544
	Hanesbrands Inc.	18,464	526
	Tractor Supply Co.	6,069	513
*	Mohawk Industries Inc.	2,849	512
	Mattel Inc.	15,479	503
	Advance Auto Parts Inc.	3,362	499
*	Jarden Corp.	9,408	498
	Hilton Worldwide Holdings Inc.	23,838	495
	Coach Inc.	12,659	493
*	Ulta Salon Cosmetics & Fragrance Inc.	2,872	474
*	DISH Network Corp. Class A	9,920	468
*	Michael Kors Holdings Ltd.	8,191	464

1

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Newell Rubbermaid Inc.	12,011	457
Best Buy Co. Inc.	13,534	438
* CarMax Inc.	8,789	407
Interpublic Group of Cos. Inc.	18,807	402
Kohl's Corp.	8,448	394
Signet Jewelers Ltd.	3,595	390
Wyndham Worldwide Corp.	5,349	390
Hasbro Inc.	5,118	388
Foot Locker Inc.	6,207	388
DR Horton Inc.	14,497	387
* Sirius XM Holdings Inc.	102,777	382
* MGM Resorts International	19,899	377
* LKQ Corp.	13,577	375
Goodyear Tire & Rubber Co.	12,369	373
Harley-Davidson Inc.	8,537	369
* Bed Bath & Beyond Inc.	7,672	368
Fortune Brands Home & Security Inc.	7,289	366
Darden Restaurants Inc.	5,635	360
Lear Corp.	3,550	360
H&R Block Inc.	10,502	345
BorgWarner Inc.	10,175	333
Tiffany & Co.	5,047	328
Lennar Corp. Class A	7,792	327
* Liberty Media Corp.	9,324	325
Domino's Pizza Inc.	2,440	325
Nordstrom Inc.	6,287	323
* TripAdvisor Inc.	5,128	321
* Discovery Communications Inc.	12,774	315
* lululemon athletica Inc.	4,950	311
Wynn Resorts Ltd.	3,637	300
* Norwegian Cruise Line Holdings Ltd.	6,050	297
PulteGroup Inc.	17,047	293
PVH Corp.	3,684	292
Cablevision Systems Corp. Class A	8,947	291
* NVR Inc.	177	290
Gap Inc.	10,461	289
Polaris Industries Inc.	3,116	274
Leggett & Platt Inc.	6,107	273
Staples Inc.	28,748	272
Aramark	8,573	269
Harman International Industries Inc.	3,314	254
TEGNA Inc.	10,165	250
Scripps Networks Interactive Inc. Class A	4,133	245
News Corp. Class A	22,314	241
Ralph Lauren Corp. Class A	2,645	240
Carter's Inc.	2,358	240
* Panera Bread Co. Class A	1,153	239
* Sally Beauty Holdings Inc.	7,340	232
* Liberty Ventures Class A	6,301	231
* WABCO Holdings Inc.	2,413	228
KAR Auction Services Inc.	6,393	226
Garmin Ltd.	5,432	220
Lamar Advertising Co. Class A	3,725	213
* Toll Brothers Inc.	7,733	212
Service Corp. International	9,004	212
Vail Resorts Inc.	1,657	211
Williams-Sonoma Inc.	4,012	209
Dunkin' Brands Group Inc.	4,386	204
Gentex Corp.	13,524	197
* Burlington Stores Inc.	3,416	192
* Skechers U.S.A. Inc. Class A	5,509	181
* AMC Networks Inc. Class A	2,755	181
Brunswick Corp.	4,242	180
* ServiceMaster Global Holdings Inc.	4,748	180

2

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Cinemark Holdings Inc.	5,426	180
Dick's Sporting Goods Inc.	4,214	179
* Discovery Communications Inc. Class A	7,153	179
* AutoNation Inc.	3,360	173
Six Flags Entertainment Corp.	3,351	170
* Liberty Media Corp. Class A	4,777	170
Pool Corp.	2,054	165
* Tempur Sealy International Inc.	2,728	157
* Liberty Broadband Corp.	3,065	154
GameStop Corp. Class A	4,922	152
* Vista Outdoor Inc.	3,063	151
* Hertz Global Holdings Inc.	17,749	151
* Live Nation Entertainment Inc.	6,696	147
* Madison Square Garden Co. Class A	941	146
Brinker International Inc.	2,871	143
* JC Penney Co. Inc.	13,892	142
American Eagle Outfitters Inc.	9,163	140
* Buffalo Wild Wings Inc.	879	139
Tribune Media Co. Class A	3,767	135
Texas Roadhouse Inc. Class A	3,226	135
* Cimpress NV	1,521	134
* Murphy USA Inc.	2,090	133
Outfront Media Inc.	6,464	132
Visteon Corp.	1,874	131
Cracker Barrel Old Country Store Inc.	872	129
* Office Depot Inc.	25,410	129
* Helen of Troy Ltd.	1,314	125
* Avis Budget Group Inc.	4,859	125
Thor Industries Inc.	2,235	124
* Houghton Mifflin Harcourt Co.	6,497	122
* Cabela's Inc.	2,521	121
Coty Inc. Class A	4,169	119
* Kate Spade & Co.	5,926	117
* Bright Horizons Family Solutions Inc.	1,852	117
* Tenneco Inc.	2,572	117
Tupperware Brands Corp.	2,292	115
CST Brands Inc.	3,522	114
AMERCO	328	112
Cheesecake Factory Inc.	2,246	112
CalAtlantic Group Inc.	3,655	111
Jack in the Box Inc.	1,517	104
Lithia Motors Inc. Class A	1,119	104
Abercrombie & Fitch Co.	3,564	104
John Wiley & Sons Inc. Class A	2,358	103
Big Lots Inc.	2,503	101
* Urban Outfitters Inc.	3,810	101
* Starz	4,001	101
Bloomin' Brands Inc.	5,756	100
* Pandora Media Inc.	9,596	98
* G-III Apparel Group Ltd.	1,843	97
Cooper Tire & Rubber Co.	2,425	95
Dana Holding Corp.	7,499	93
Lions Gate Entertainment Corp.	4,379	92
* Fossil Group Inc.	1,958	92
Monro Muffler Brake Inc.	1,343	92
Wolverine World Wide Inc.	4,802	91
* IMAX Corp.	3,075	91
* Stamps.com Inc.	751	89
* Five Below Inc.	2,308	89
Sinclair Broadcast Group Inc. Class A	2,789	86
Wendy's Co.	9,090	85
* TRI Pointe Group Inc.	8,252	85
* Steven Madden Ltd.	2,394	84
Dillard's Inc. Class A	995	83

3

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* Hyatt Hotels Corp. Class A	1,785	82
* DreamWorks Animation SKG Inc. Class A	3,186	82
* Deckers Outdoor Corp.	1,441	82
DSW Inc. Class A	3,065	80
Churchill Downs Inc.	580	79
Choice Hotels International Inc.	1,485	77
Drew Industries Inc.	1,275	77
* Grand Canyon Education Inc.	1,968	77
* Liberty TripAdvisor Holdings Inc. Class A	3,748	76
Chico's FAS Inc.	5,960	76
Graham Holdings Co. Class B	154	75
Cable One Inc.	173	74
Gannett Co. Inc.	4,854	74
Avon Products Inc.	19,124	73
New York Times Co. Class A	5,788	73
* Pinnacle Entertainment Inc.	2,512	73
Columbia Sportswear Co.	1,216	72
HSN Inc.	1,359	72
* Boyd Gaming Corp.	4,134	72
* Shutterfly Inc.	1,587	71
Papa John's International Inc.	1,207	70
* Express Inc.	4,013	69
^ Regal Entertainment Group Class A	3,510	69
* Media General Inc.	4,095	68
Penske Automotive Group Inc.	1,784	67
Meredith Corp.	1,544	67
* Genesco Inc.	1,014	67
Matthews International Corp. Class A	1,410	67
SeaWorld Entertainment Inc.	3,661	66
Sonic Corp.	2,239	66
DineEquity Inc.	717	66
* Asbury Automotive Group Inc.	1,123	66
* Dorman Products Inc.	1,287	65
Marriott Vacations Worldwide Corp.	1,068	65
Time Inc.	4,514	64
PriceSmart Inc.	820	63
* Gentherm Inc.	1,515	63
* Liberty Broadband Corp. Class A	1,253	63
* Michaels Cos. Inc.	2,658	62
Aaron's Inc.	2,682	62
* Ascena Retail Group Inc.	7,204	61
Nexstar Broadcasting Group Inc. Class A	1,331	59
International Game Technology plc	4,000	59
Travelport Worldwide Ltd.	4,548	59
* Restoration Hardware Holdings Inc.	1,553	59
* Smith & Wesson Holding Corp.	2,295	58
Sotheby's	2,551	58
Children's Place Inc.	828	56
Group 1 Automotive Inc.	984	55
* Meritage Homes Corp.	1,675	54
La-Z-Boy Inc.	2,107	51
Sturm Ruger & Co. Inc.	728	51
* Popeyes Louisiana Kitchen Inc.	931	51
Guess? Inc.	2,369	51
* GoPro Inc. Class A	4,117	49
DeVry Education Group Inc.	2,663	49
Caleres Inc.	1,712	49
* American Axle & Manufacturing Holdings Inc.	3,253	48
* Penn National Gaming Inc.	3,432	48
* MSG Networks Inc.	2,826	46
* LifeLock Inc.	4,025	44
* Tumi Holdings Inc.	2,183	43
Oxford Industries Inc.	586	43
* La Quinta Holdings Inc.	3,895	42

4

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
KB Home	3,310	40
* Cooper-Standard Holding Inc.	550	40
Bob Evans Farms Inc.	933	40
* BJ's Restaurants Inc.	905	40
EW Scripps Co. Class A	2,229	39
* Select Comfort Corp.	2,120	38
International Speedway Corp. Class A	1,086	37
Cato Corp. Class A	1,031	37
* American Woodmark Corp.	544	37
* Fiesta Restaurant Group Inc.	1,119	37
* Krispy Kreme Doughnuts Inc.	2,522	37
* Red Robin Gourmet Burgers Inc.	565	37
* Hibbett Sports Inc.	1,031	37
* Belmond Ltd. Class A	3,959	36
* Mattress Firm Holding Corp.	800	36
National CineMedia Inc.	2,404	36
MDC Partners Inc. Class A	1,683	36
* Denny's Corp.	3,472	36
Buckle Inc.	1,119	36
* Diamond Resorts International Inc.	1,631	36
Finish Line Inc. Class A	1,948	36
* Dave & Buster's Entertainment Inc.	937	35
Extended Stay America Inc.	2,332	34
* Universal Electronics Inc.	645	34
* Vitamin Shoppe Inc.	1,234	34
MDC Holdings Inc.	1,525	34
Scholastic Corp.	962	34
* TiVo Inc.	3,974	33
* Wayfair Inc.	832	32
* Apollo Education Group Inc.	3,769	31
Ethan Allen Interiors Inc.	1,080	31
* Tailored Brands Inc.	1,985	31
Callaway Golf Co.	3,426	30
* Crocs Inc.	3,106	30
* Meritor Inc.	3,932	29
* Francesca's Holdings Corp.	1,611	29
Rent-A-Center Inc.	2,260	29
* Biglari Holdings Inc.	75	28
* Zoe's Kitchen Inc.	789	28
New Media Investment Group Inc.	1,754	27
* Shutterstock Inc.	767	27
* Cavco Industries Inc.	327	27
* Motorcar Parts of America Inc.	765	26
Nutrisystem Inc.	1,296	26
Standard Motor Products Inc.	845	25
Sonic Automotive Inc. Class A	1,292	25
Outerwall Inc.	787	25
* Regis Corp.	1,626	23
Ruth's Hospitality Group Inc.	1,316	23
Fred's Inc. Class A	1,616	23
AMC Entertainment Holdings Inc.	950	23
* Quotient Technology Inc.	2,622	23
* Fitbit Inc. Class A	1,858	23
ClubCorp Holdings Inc.	1,707	23
* Central Garden & Pet Co. Class A	1,663	23
* Caesars Entertainment Corp.	2,482	22
* Strayer Education Inc.	496	22
Capella Education Co.	483	22
* 2U Inc.	991	22
* Carmike Cinemas Inc.	979	22
Viad Corp.	743	21
* Angie's List Inc.	2,262	21
* Chuy's Holdings Inc.	645	21
* Nautilus Inc.	1,206	20

5

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	Interval Leisure Group Inc.	1,572	20
*	HealthStream Inc.	976	20
*	Taylor Morrison Home Corp. Class A	1,441	20
*	MarineMax Inc.	1,124	20
	Tower International Inc.	925	20
*	Weight Watchers International Inc.	1,675	20
*	FTD Cos. Inc.	842	20
	Barnes & Noble Inc.	1,985	19
*	Zumiez Inc.	925	19
	Pier 1 Imports Inc.	3,828	19
*	Carrols Restaurant Group Inc.	1,415	19
	Winnebago Industries Inc.	999	19
	World Wrestling Entertainment Inc. Class A	1,101	18
	Superior Industries International Inc.	929	18
	Viacom Inc. Class A	441	18
*	Scientific Games Corp. Class A	2,147	18
	Entravision Communications Corp. Class A	2,335	18
*,^	Conn's Inc.	1,060	18
*	Vera Bradley Inc.	1,081	18
*	Planet Fitness Inc. Class A	1,241	18
*	Gray Television Inc.	1,540	18
	Movado Group Inc.	595	17
*	Lands' End Inc.	714	17
*	RealD Inc.	1,527	17
	Bassett Furniture Industries Inc.	521	16
*	Iconix Brand Group Inc.	1,855	16
	Inter Parfums Inc.	634	16
*	Revlon Inc. Class A	443	16
*	M/I Homes Inc.	879	15
	Lennar Corp. Class B	458	15
	National Presto Industries Inc.	189	15
*	Tile Shop Holdings Inc.	1,219	15
*,^	Sears Holdings Corp.	879	15
	Libbey Inc.	913	15
*	Stoneridge Inc.	1,255	15
	Marcus Corp.	789	15
	Haverty Furniture Cos. Inc.	758	15
*	XO Group Inc.	1,030	15
	Shoe Carnival Inc.	608	14
*	Chegg Inc.	3,333	14
*	Del Frisco's Restaurant Group Inc.	918	14
*	Performance Sports Group Ltd.	1,835	14
	Journal Media Group Inc.	1,148	14
	Blue Nile Inc.	525	14
	Carriage Services Inc. Class A	653	13
*	Barnes & Noble Education Inc.	1,258	13
*	Tuesday Morning Corp.	1,988	13
*	K12 Inc.	1,350	13
*	Entercom Communications Corp. Class A	1,131	13
*	Caesars Acquisition Co. Class A	2,131	13
*	Ruby Tuesday Inc.	2,435	13
*	Lumber Liquidators Holdings Inc.	1,115	13
	Stage Stores Inc.	1,479	12
*	LGI Homes Inc.	516	12
*	WCI Communities Inc.	705	12
*	Potbelly Corp.	963	12
	Citi Trends Inc.	648	12
	Winmark Corp.	122	12
	Big 5 Sporting Goods Corp.	849	12
	Hooker Furniture Corp.	364	12
*	Daily Journal Corp.	59	12
	CSS Industries Inc.	415	11
*	Sequential Brands Group Inc.	1,606	11
*	Party City Holdco Inc.	1,117	11

6

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Malibu Boats Inc. Class A	693	11
	Tribune Publishing Co.	1,266	11
	Flexsteel Industries Inc.	260	11
	Speedway Motorsports Inc.	580	11
*	Perry Ellis International Inc.	572	11
*	ZAGG Inc.	986	10
*	Monarch Casino & Resort Inc.	510	10
*	Isle of Capri Casinos Inc.	881	10
	Weyco Group Inc.	362	10
*	Fox Factory Holding Corp.	656	10
*	Franklin Covey Co.	564	10
*	1-800-Flowers.com Inc. Class A	1,246	10
*	American Public Education Inc.	628	10
	Strattec Security Corp.	188	10
	Stein Mart Inc.	1,293	10
*	Build-A-Bear Workshop Inc.	667	10
*	Habit Restaurants Inc. Class A	453	9
*	Eldorado Resorts Inc.	939	9
*	William Lyon Homes Class A	782	9
*	Sportsman's Warehouse Holdings Inc.	715	9
*	Beazer Homes USA Inc.	1,266	9
	Arctic Cat Inc.	526	9
*	Century Communities Inc.	584	9
*	Federal-Mogul Holdings Corp.	1,265	9
*	Reading International Inc. Class A	883	9
*	Eros International plc	1,095	9
	Kirkland's Inc.	600	9
*	West Marine Inc.	1,043	9
*	Overstock.com Inc.	570	8
*	America's Car-Mart Inc.	330	8
*	Eastman Kodak Co.	821	8
*	Elizabeth Arden Inc.	1,217	8
*	Hovnanian Enterprises Inc. Class A	4,888	7
*,^	Intrawest Resorts Holdings Inc.	853	7
*	Shake Shack Inc. Class A	172	7
*	El Pollo Loco Holdings Inc.	543	7
*	Wingstop Inc.	288	7
*	TubeMogul Inc.	532	7
*	Care.com Inc.	1,118	7
*	Bridgepoint Education Inc.	1,016	6
*	Career Education Corp.	2,521	6
*	Ollie's Bargain Outlet Holdings Inc.	314	6
*	J Alexander's Holdings Inc.	608	6
*	JAKKS Pacific Inc.	829	6
*	Jamba Inc.	450	6
	Clear Channel Outdoor Holdings Inc. Class A	1,644	6
	Liberty Tax Inc.	345	6
	Harte-Hanks Inc.	1,872	6
*	Duluth Holdings Inc.	343	6
*	Horizon Global Corp.	612	5
*	Etsy Inc.	670	5
	Metaldyne Performance Group Inc.	367	5
*	Black Diamond Inc.	1,213	5
	Saga Communications Inc. Class A	138	5
*	Vince Holding Corp.	788	5
*	Central European Media Enterprises Ltd. Class A	2,067	5
*	Destination XL Group Inc.	1,116	5
	Marchex Inc. Class B	1,128	5
*	Cherokee Inc.	284	5
*	Boot Barn Holdings Inc.	472	5
*	Papa Murphy's Holdings Inc.	438	5
*	Bojangles' Inc.	320	5
*	Noodles & Co. Class A	358	5
*	Skullcandy Inc.	1,249	4

7

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Superior Uniform Group Inc.	243	4
* Kona Grill Inc.	280	4
* Bravo Brio Restaurant Group Inc.	512	4
* Crown Media Holdings Inc. Class A	897	4
* Fogo De Chao Inc.	213	3
* Instructure Inc.	229	3
Escalade Inc.	256	3
Lifetime Brands Inc.	269	3
* Hemisphere Media Group Inc. Class A	225	3
* QuinStreet Inc.	1,036	3
* Container Store Group Inc.	537	3
Collectors Universe Inc.	171	3
Johnson Outdoors Inc. Class A	118	3
* Systemax Inc.	285	3
* Townsquare Media Inc. Class A	256	3
* Fenix Parts Inc.	471	2
Universal Technical Institute Inc.	563	2
* New Home Co. Inc.	215	2
* Sizmek Inc.	646	2
Marine Products Corp.	278	2
* Cambium Learning Group Inc.	441	2
* VOXX International Corp. Class A	485	2
* Tilly's Inc. Class A	261	2
* Christopher & Banks Corp.	939	1
* Cumulus Media Inc. Class A	4,847	1
* Morgans Hotel Group Co.	725	1
* Empire Resorts Inc.	73	1
bebe stores inc	1,798	1
* EVINE Live Inc.	996	1
* MCBC Holdings Inc.	8	—
		139,502
Consumer Staples (8.5%)
Procter & Gamble Co.	122,567	9,841
Coca-Cola Co.	177,252	7,645
PepsiCo Inc.	66,752	6,530
Philip Morris International Inc.	70,069	6,378
Altria Group Inc.	88,995	5,479
CVS Health Corp.	51,086	4,964
Walgreens Boots Alliance Inc.	38,758	3,060
Mondelez International Inc. Class A	73,361	2,973
Colgate-Palmolive Co.	41,042	2,694
Kimberly-Clark Corp.	16,504	2,150
Kraft Heinz Co.	26,698	2,056
Reynolds American Inc.	37,546	1,893
Kroger Co.	44,446	1,774
General Mills Inc.	26,873	1,582
Sysco Corp.	26,732	1,180
Constellation Brands Inc. Class A	7,346	1,039
Archer-Daniels-Midland Co.	27,873	974
Tyson Foods Inc. Class A	13,402	868
* Monster Beverage Corp.	6,694	840
Kellogg Co.	11,325	838
ConAgra Foods Inc.	19,302	812
Dr Pepper Snapple Group Inc.	8,768	803
Clorox Co.	5,999	758
JM Smucker Co.	5,429	693
Mead Johnson Nutrition Co.	8,430	622
Molson Coors Brewing Co. Class B	7,144	609
Hershey Co.	6,646	604
McCormick & Co. Inc.	5,895	550
Keurig Green Mountain Inc.	5,871	540
Church & Dwight Co. Inc.	5,835	530
Hormel Foods Corp.	12,154	517
Brown-Forman Corp. Class B	5,196	512

8

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Coca-Cola Enterprises Inc.	10,378	503
Campbell Soup Co.	7,804	482
Whole Foods Market Inc.	14,832	464
* Rite Aid Corp.	45,498	362
Ingredion Inc.	3,153	319
Bunge Ltd.	6,410	319
* WhiteWave Foods Co. Class A	8,141	315
Pinnacle Foods Inc.	5,256	227
* TreeHouse Foods Inc.	2,550	215
* Edgewell Personal Care Co.	2,788	213
* Sprouts Farmers Market Inc.	7,093	202
* Post Holdings Inc.	2,834	197
Casey's General Stores Inc.	1,759	186
* Herbalife Ltd.	3,308	181
* Hain Celestial Group Inc.	4,550	168
Brown-Forman Corp. Class A	1,300	139
Flowers Foods Inc.	7,895	135
GNC Holdings Inc. Class A	3,982	113
Energizer Holdings Inc.	2,874	112
Spectrum Brands Holdings Inc.	1,084	104
Nu Skin Enterprises Inc. Class A	2,967	90
Core-Mark Holding Co. Inc.	1,185	87
B&G Foods Inc.	2,465	85
Sanderson Farms Inc.	922	84
Vector Group Ltd.	3,597	84
WD-40 Co.	761	82
Lancaster Colony Corp.	786	80
Dean Foods Co.	4,021	78
Snyder's-Lance Inc.	2,370	78
* Boston Beer Co. Inc. Class A	382	72
* United Natural Foods Inc.	2,305	71
^ Cal-Maine Foods Inc.	1,330	71
J&J Snack Foods Corp.	623	69
* Pilgrim's Pride Corp.	2,523	62
* Fresh Market Inc.	2,513	58
* SUPERVALU Inc.	10,933	56
* Diplomat Pharmacy Inc.	1,527	54
Fresh Del Monte Produce Inc.	1,325	53
Universal Corp.	957	52
SpartanNash Co.	1,464	40
* Diamond Foods Inc.	978	37
Coca-Cola Bottling Co. Consolidated	189	33
* Seaboard Corp.	11	32
* Blue Buffalo Pet Products Inc.	1,715	31
Calavo Growers Inc.	573	31
Andersons Inc.	1,137	31
* USANA Health Sciences Inc.	244	28
Tootsie Roll Industries Inc.	737	25
John B Sanfilippo & Son Inc.	332	23
* Omega Protein Corp.	962	23
* National Beverage Corp.	555	21
Ingles Markets Inc. Class A	579	20
* Performance Food Group Co.	745	18
Weis Markets Inc.	409	17
* Amplify Snack Brands Inc.	1,642	17
Medifast Inc.	545	17
* Smart & Final Stores Inc.	936	15
PetMed Express Inc.	874	14
* Seneca Foods Corp. Class A	415	14
* Chefs' Warehouse Inc.	686	13
* Nutraceutical International Corp.	464	11
* Farmer Brothers Co.	407	11
* Natural Grocers by Vitamin Cottage Inc.	489	10
Orchids Paper Products Co.	356	10

9

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Village Super Market Inc. Class A	344	9
MGP Ingredients Inc.	359	8
Natural Health Trends Corp.	258	8
Limoneira Co.	542	8
* Inventure Foods Inc.	947	6
* Freshpet Inc.	814	5
Alico Inc.	213	5
Nature's Sunshine Products Inc.	283	2
* Synutra International Inc.	448	2
* Craft Brew Alliance Inc.	273	2
* Castle Brands Inc.	2,219	2
* Lifeway Foods Inc.	116	1
* Arcadia Biosciences Inc.	268	1
* Fairway Group Holdings Corp.	1,151	—
		79,231
Energy (5.9%)
Exxon Mobil Corp.	188,893	15,140
Chevron Corp.	85,016	7,094
Schlumberger Ltd.	57,337	4,112
Occidental Petroleum Corp.	34,755	2,392
Phillips 66	24,454	1,941
ConocoPhillips	55,699	1,884
EOG Resources Inc.	24,914	1,613
Kinder Morgan Inc.	80,665	1,459
Valero Energy Corp.	21,715	1,305
Halliburton Co.	38,572	1,245
Spectra Energy Corp.	30,495	890
Anadarko Petroleum Corp.	23,076	876
Pioneer Natural Resources Co.	7,252	874
Baker Hughes Inc.	19,628	841
Marathon Petroleum Corp.	24,370	835
Apache Corp.	17,285	662
* Cameron International Corp.	8,805	577
Noble Energy Inc.	19,438	573
Hess Corp.	12,484	544
Williams Cos. Inc.	33,836	541
* Concho Resources Inc.	5,867	529
National Oilwell Varco Inc.	17,260	505
Tesoro Corp.	5,771	466
Devon Energy Corp.	21,703	427
* Cheniere Energy Inc.	10,997	393
EQT Corp.	6,802	379
Cabot Oil & Gas Corp.	18,270	368
Cimarex Energy Co.	4,189	352
Columbia Pipeline Group Inc.	17,795	323
HollyFrontier Corp.	8,138	275
* FMC Technologies Inc.	10,775	264
* First Solar Inc.	3,529	254
Marathon Oil Corp.	30,439	250
Helmerich & Payne Inc.	4,382	232
* Weatherford International plc	36,075	231
* Diamondback Energy Inc.	3,221	230
ONEOK Inc.	9,124	219
* Newfield Exploration Co.	7,277	198
Targa Resources Corp.	7,259	195
Range Resources Corp.	7,469	177
World Fuel Services Corp.	3,480	163
Murphy Oil Corp.	8,059	138
PBF Energy Inc. Class A	4,550	137
Oceaneering International Inc.	4,485	124
* Gulfport Energy Corp.	4,921	118
Patterson-UTI Energy Inc.	7,417	115
Nabors Industries Ltd.	15,079	108
* Dril-Quip Inc.	1,943	105

10

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Southwestern Energy Co.	17,343	100
	Noble Corp. plc	11,598	97
	Ensco plc Class A	11,089	96
*	Continental Resources Inc.	3,951	92
	Energen Corp.	3,435	91
	Western Refining Inc.	3,338	89
	Rowan Cos. plc Class A	6,364	85
*	PDC Energy Inc.	1,688	85
	QEP Resources Inc.	8,483	83
	CONSOL Energy Inc.	9,550	82
*	Parsley Energy Inc. Class A	4,352	80
	Golar LNG Ltd.	4,301	79
	Superior Energy Services Inc.	7,655	79
*	NOW Inc.	4,502	73
*	RSP Permian Inc.	2,973	71
^	Chesapeake Energy Corp.	26,436	69
*	Antero Resources Corp.	2,914	67
*	Matador Resources Co.	3,660	59
*	Oil States International Inc.	2,203	58
*	Carrizo Oil & Gas Inc.	2,660	57
*	SunPower Corp. Class A	2,348	55
	Diamond Offshore Drilling Inc.	2,743	55
*,^	SolarCity Corp.	2,739	51
*	Cobalt International Energy Inc.	17,755	47
*	WPX Energy Inc.	11,309	47
*	Memorial Resource Development Corp.	3,936	38
	Delek US Holdings Inc.	2,390	38
*,^	Seadrill Ltd.	16,356	37
*	Whiting Petroleum Corp.	8,953	36
*	SEACOR Holdings Inc.	709	34
	SemGroup Corp. Class A	1,779	34
*	Laredo Petroleum Inc.	6,406	33
	RPC Inc.	2,380	32
*	Oasis Petroleum Inc.	5,911	32
*	McDermott International Inc.	9,399	31
	TerraForm Power Inc. Class A	3,203	31
*	Kosmos Energy Ltd.	6,131	30
*	Rice Energy Inc.	3,126	29
*	Forum Energy Technologies Inc.	2,343	28
*	Synergy Resources Corp.	4,052	25
	SM Energy Co.	2,788	25
*	Matrix Service Co.	1,220	22
*	SunEdison Inc.	11,169	22
	Frank's International NV	1,566	22
	Green Plains Inc.	1,541	21
*	Exterran Corp.	1,438	20
	Denbury Resources Inc.	15,119	19
	Atwood Oceanics Inc.	2,762	19
*	Callon Petroleum Co.	2,825	18
*	PowerSecure International Inc.	959	18
*	TETRA Technologies Inc.	3,527	18
*	Helix Energy Solutions Group Inc.	4,129	16
	CVR Energy Inc.	674	16
	CARBO Ceramics Inc.	773	15
*	Flotek Industries Inc.	2,119	15
*	REX American Resources Corp.	292	15
*	Newpark Resources Inc.	3,444	13
*	Renewable Energy Group Inc.	1,703	12
	SunCoke Energy Inc.	2,559	12
	Tesco Corp.	1,635	12
	Archrock Inc.	2,907	12
*	Hornbeck Offshore Services Inc.	1,333	11
*	Sunrun Inc.	1,974	11
*	Natural Gas Services Group Inc.	599	11

11

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Unit Corp.	1,970	11
*	Par Pacific Holdings Inc.	527	10
	Panhandle Oil and Gas Inc. Class A	643	10
*	Clean Energy Fuels Corp.	3,356	10
*	Parker Drilling Co.	6,007	9
	California Resources Corp.	16,664	9
*	Trecora Resources	915	9
*	Sanchez Energy Corp.	2,260	8
*	EnerNOC Inc.	1,295	8
*	Northern Oil and Gas Inc.	2,368	8
*	Era Group Inc.	805	7
*	Bill Barrett Corp.	2,287	7
*	Solazyme Inc.	4,037	6
*	RigNet Inc.	469	6
	Evolution Petroleum Corp.	1,431	6
*	Vivint Solar Inc.	781	6
*	Fairmount Santrol Holdings Inc.	3,015	6
	TerraForm Global Inc. Class A	1,881	6
	Alon USA Energy Inc.	589	6
*	Westmoreland Coal Co.	769	5
*	EXCO Resources Inc.	4,449	5
*	Geospace Technologies Corp.	392	4
*	Ring Energy Inc.	1,022	4
*	Civeo Corp.	4,676	4
*	Independence Contract Drilling Inc.	1,065	4
*	Clayton Williams Energy Inc.	263	4
*	Stone Energy Corp.	2,469	4
*	Bonanza Creek Energy Inc.	1,941	4
*	FuelCell Energy Inc.	624	4
*	Cloud Peak Energy Inc.	2,011	3
*	Basic Energy Services Inc.	1,876	3
*	Contango Oil & Gas Co.	520	3
*	Pacific Ethanol Inc.	758	3
*	Abraxas Petroleum Corp.	3,262	3
*	Green Brick Partners Inc.	468	3
*	Pioneer Energy Services Corp.	2,014	3
*	Enphase Energy Inc.	1,177	3
*	Ameresco Inc. Class A	511	3
	Nordic American Offshore Ltd.	525	2
*	Ultra Petroleum Corp.	6,541	2
*	Isramco Inc.	28	2
*	C&J Energy Services Ltd.	2,195	2
*,^	EP Energy Corp. Class A	1,301	2
*	Gastar Exploration Inc.	3,085	2
*	Eclipse Resources Corp.	2,099	2
*,^	Peabody Energy Corp.	806	2
	Adams Resources & Energy Inc.	60	2
*	Jones Energy Inc. Class A	1,127	2
*	Halcon Resources Corp.	2,860	2
*	W&T Offshore Inc.	895	2
*	Seventy Seven Energy Inc.	2,886	1
*	Erin Energy Corp.	470	1
	Hallador Energy Co.	224	1
	Energy XXI Ltd.	2,616	1
*	Rex Energy Corp.	1,595	1
*	Key Energy Services Inc.	4,044	1
*	Approach Resources Inc.	1,180	1
*	ION Geophysical Corp.	251	1
*	Triangle Petroleum Corp.	2,320	1
*	Earthstone Energy Inc.	47	1
	North Atlantic Drilling Ltd.	236	—
*	TransAtlantic Petroleum Ltd.	571	—
			55,654

12

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Financial Services (19.2%)
* Berkshire Hathaway Inc. Class B	84,026	11,274
Wells Fargo & Co.	210,477	9,876
JPMorgan Chase & Co.	167,659	9,439
Visa Inc. Class A	88,540	6,409
Bank of America Corp.	475,153	5,949
Citigroup Inc.	137,379	5,337
MasterCard Inc. Class A	45,126	3,922
Goldman Sachs Group Inc.	19,579	2,928
US Bancorp	75,590	2,912
American International Group Inc.	55,742	2,798
Simon Property Group Inc.	14,118	2,679
* Chubb Ltd.	21,049	2,432
American Express Co.	38,896	2,162
* PayPal Holdings Inc.	55,053	2,100
PNC Financial Services Group Inc.	23,473	1,909
Bank of New York Mellon Corp.	50,460	1,786
American Tower Corporation	19,115	1,762
BlackRock Inc.	5,646	1,761
Morgan Stanley	69,582	1,719
MetLife Inc.	42,163	1,668
Public Storage	6,560	1,637
Capital One Financial Corp.	24,855	1,634
Travelers Cos. Inc.	13,337	1,434
Marsh & McLennan Cos. Inc.	24,109	1,375
Prudential Financial Inc.	20,369	1,346
CME Group Inc.	14,589	1,334
Crown Castle International Corp.	15,183	1,313
Charles Schwab Corp.	51,555	1,291
Intercontinental Exchange Inc.	5,252	1,252
Equity Residential	16,555	1,233
Aon plc	12,802	1,220
Aflac Inc.	19,729	1,174
BB&T Corp.	34,906	1,123
McGraw Hill Financial Inc.	12,449	1,117
Allstate Corp.	17,583	1,116
AvalonBay Communities Inc.	5,963	1,023
* Fiserv Inc.	10,624	1,016
State Street Corp.	18,529	1,015
* Synchrony Financial	37,501	1,011
Welltower Inc.	15,768	1,006
Weyerhaeuser Co.	36,261	942
Equinix Inc.	3,071	933
Discover Financial Services	19,902	924
Prologis Inc.	23,533	905
Progressive Corp.	26,433	844
Ventas Inc.	14,950	832
T. Rowe Price Group Inc.	11,796	815
Hartford Financial Services Group Inc.	19,041	802
Boston Properties Inc.	6,896	787
SunTrust Banks Inc.	23,178	769
Fidelity National Information Services Inc.	12,863	749
M&T Bank Corp.	7,207	739
Vornado Realty Trust	8,491	733
General Growth Properties Inc.	26,511	730
Moody's Corp.	8,055	715
Ameriprise Financial Inc.	8,172	686
Realty Income Corp.	11,387	667
Franklin Resources Inc.	17,798	638
Northern Trust Corp.	10,592	629
HCP Inc.	20,868	617
Essex Property Trust Inc.	2,947	617
* Alliance Data Systems Corp.	2,813	591
Equifax Inc.	5,478	575

13

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Macerich Co.	7,256	574
Fifth Third Bancorp	37,009	565
Thomson Reuters Corp.	15,081	552
* Markel Corp.	631	541
* FleetCor Technologies Inc.	4,170	532
Host Hotels & Resorts Inc.	34,658	531
Invesco Ltd.	19,502	521
Digital Realty Trust Inc.	6,513	515
Kimco Realty Corp.	19,089	511
Principal Financial Group Inc.	13,131	496
XL Group plc Class A	13,662	470
Loews Corp.	12,849	467
Cincinnati Financial Corp.	7,362	465
Regions Financial Corp.	61,232	460
Extra Space Storage Inc.	5,597	460
Federal Realty Investment Trust	3,073	455
Annaly Capital Management Inc.	42,134	427
Lincoln National Corp.	11,556	422
Western Union Co.	22,941	419
FNF Group	12,455	411
UDR Inc.	11,820	406
KeyCorp	37,696	398
First Republic Bank	6,357	391
SL Green Realty Corp.	4,428	390
Everest Re Group Ltd.	2,041	380
* Arch Capital Group Ltd.	5,548	377
* Ally Financial Inc.	21,316	375
Global Payments Inc.	6,120	373
TD Ameritrade Holding Corp.	11,951	342
* Alleghany Corp.	735	341
* Affiliated Managers Group Inc.	2,454	340
VEREIT Inc.	42,019	337
Total System Services Inc.	7,613	332
* Vantiv Inc. Class A	6,324	329
Unum Group	11,457	327
New York Community Bancorp Inc.	21,586	327
Nasdaq Inc.	5,151	326
* CBRE Group Inc. Class A	12,753	324
MSCI Inc. Class A	4,571	322
Huntington Bancshares Inc.	36,223	317
Duke Realty Corp.	15,219	315
Arthur J Gallagher & Co.	7,869	314
* E*TRADE Financial Corp.	13,360	313
Torchmark Corp.	5,904	302
Mid-America Apartment Communities Inc.	3,337	300
Jack Henry & Associates Inc.	3,642	300
Broadridge Financial Solutions Inc.	5,279	296
Regency Centers Corp.	4,192	296
PartnerRe Ltd.	2,104	295
* Signature Bank	2,234	289
Camden Property Trust	3,841	287
Voya Financial Inc.	9,585	281
American Capital Agency Corp.	15,493	280
Comerica Inc.	8,268	279
FactSet Research Systems Inc.	1,845	278
Citizens Financial Group Inc.	14,402	277
Iron Mountain Inc.	9,309	273
Equity LifeStyle Properties Inc.	3,840	269
National Retail Properties Inc.	6,098	268
Reinsurance Group of America Inc. Class A	2,939	265
WP Carey Inc.	4,618	262
Omega Healthcare Investors Inc.	8,078	259
Apartment Investment & Management Co.	6,974	255
Alexandria Real Estate Equities Inc.	3,171	251

14

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
SEI Investments Co.	6,538	250
Raymond James Financial Inc.	5,653	248
CIT Group Inc.	8,178	244
Axis Capital Holdings Ltd.	4,512	242
RenaissanceRe Holdings Ltd.	2,095	237
CBOE Holdings Inc.	3,750	234
DDR Corp.	13,845	232
WR Berkley Corp.	4,377	225
CubeSmart	7,483	224
American Campus Communities Inc.	5,102	223
Spirit Realty Capital Inc.	20,526	219
StanCorp Financial Group Inc.	1,909	219
Assurant Inc.	3,082	219
Kilroy Realty Corp.	3,919	213
American Financial Group Inc.	3,159	212
Leucadia National Corp.	14,652	212
Old Republic International Corp.	11,800	210
* Realogy Holdings Corp.	6,521	208
People's United Financial Inc.	14,074	206
MarketAxess Holdings Inc.	1,720	204
Taubman Centers Inc.	2,867	203
* SVB Financial Group	2,280	203
White Mountains Insurance Group Ltd.	261	200
Jones Lang LaSalle Inc.	1,959	200
Weingarten Realty Investors	5,622	198
Liberty Property Trust	6,824	197
Lazard Ltd. Class A	5,600	197
Zions Bancorporation	9,075	193
East West Bancorp Inc.	6,427	193
Navient Corp.	17,550	190
Starwood Property Trust Inc.	10,752	189
Highwoods Properties Inc.	4,326	188
* Forest City Realty Trust Inc. Class A	10,013	187
Brixmor Property Group Inc.	7,835	184
First American Financial Corp.	4,886	181
Endurance Specialty Holdings Ltd.	2,900	181
Investors Bancorp Inc.	15,735	178
Sovran Self Storage Inc.	1,660	177
Douglas Emmett Inc.	6,581	177
Validus Holdings Ltd.	3,877	174
Brown & Brown Inc.	5,333	172
Hospitality Properties Trust	7,015	170
Hanover Insurance Group Inc.	2,047	170
EPR Properties	2,718	169
Commerce Bancshares Inc.	3,972	169
Senior Housing Properties Trust	10,732	168
* Howard Hughes Corp.	1,803	167
Heartland Payment Systems Inc.	1,770	166
Healthcare Trust of America Inc. Class A	5,941	165
Retail Properties of America Inc.	11,065	163
Dun & Bradstreet Corp.	1,686	161
Synovus Financial Corp.	6,071	161
* Equity Commonwealth	6,027	160
Eaton Vance Corp.	5,493	159
* Euronet Worldwide Inc.	2,419	159
PacWest Bancorp	4,922	158
Corrections Corp. of America	5,386	156
FirstMerit Corp.	7,855	154
DCT Industrial Trust Inc.	4,247	154
BankUnited Inc.	4,754	153
Umpqua Holdings Corp.	10,152	153
First Niagara Financial Group Inc.	16,412	152
Assured Guaranty Ltd.	6,047	150
Sun Communities Inc.	2,207	149

15

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Tanger Factory Outlet Centers Inc.	4,547	146
* CoreLogic Inc.	4,187	145
Post Properties Inc.	2,578	144
Apple Hospitality REIT Inc.	7,522	143
Webster Financial Corp.	4,250	143
Fair Isaac Corp.	1,432	143
Allied World Assurance Co. Holdings AG	4,376	142
Healthcare Realty Trust Inc.	4,885	142
Gramercy Property Trust	18,613	141
CNO Financial Group Inc.	7,907	138
Bank of the Ozarks Inc.	3,639	138
RLI Corp.	2,125	133
Sunstone Hotel Investors Inc.	10,311	133
Rayonier Inc.	6,078	133
Prosperity Bancshares Inc.	3,258	132
Two Harbors Investment Corp.	16,955	131
Aspen Insurance Holdings Ltd.	2,937	131
First Horizon National Corp.	10,911	131
Popular Inc.	4,912	130
Legg Mason Inc.	4,530	129
Piedmont Office Realty Trust Inc. Class A	7,040	129
PrivateBancorp Inc.	3,753	129
Paramount Group Inc.	8,477	128
RLJ Lodging Trust	6,106	128
LaSalle Hotel Properties	5,254	128
Bank of Hawaii Corp.	1,978	126
Education Realty Trust Inc.	3,161	125
FNB Corp.	10,156	125
ProAssurance Corp.	2,517	124
New Residential Investment Corp.	10,516	123
Columbia Property Trust Inc.	6,004	122
Cullen/Frost Bankers Inc.	2,508	120
Associated Banc-Corp	6,956	120
First Industrial Realty Trust Inc.	5,500	118
National Health Investors Inc.	1,876	118
Medical Properties Trust Inc.	10,188	118
* Western Alliance Bancorp	3,934	117
* WEX Inc.	1,777	116
MFA Financial Inc.	17,031	116
* SLM Corp.	19,677	115
Erie Indemnity Co. Class A	1,217	114
CyrusOne Inc.	2,863	113
Home BancShares Inc.	2,871	113
Federated Investors Inc. Class B	4,277	112
United Bankshares Inc.	3,189	112
Fulton Financial Corp.	8,819	111
Brandywine Realty Trust	9,004	111
Chimera Investment Corp.	8,413	110
Care Capital Properties Inc.	4,115	109
* MGIC Investment Corp.	15,844	108
American Homes 4 Rent Class A	7,614	107
GEO Group Inc.	3,662	106
MB Financial Inc.	3,478	106
Gaming and Leisure Properties Inc.	4,050	106
Communications Sales & Leasing Inc.	5,625	106
Equity One Inc.	3,839	105
Valley National Bancorp	11,631	105
Ryman Hospitality Properties Inc.	2,181	104
Washington Federal Inc.	4,770	101
* First Data Corp. Class A	8,006	100
NorthStar Asset Management Group Inc.	9,121	100
Cathay General Bancorp	3,719	99
Interactive Brokers Group Inc.	2,863	98
NorthStar Realty Finance Corp.	7,822	98

16

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Radian Group Inc.	9,016	97
Hudson Pacific Properties Inc.	3,812	97
Janus Capital Group Inc.	7,484	97
Cousins Properties Inc.	11,114	96
BancorpSouth Inc.	4,822	96
Acadia Realty Trust	2,890	96
DuPont Fabros Technology Inc.	2,653	95
Pebblebrook Hotel Trust	3,478	94
Kite Realty Group Trust	3,501	94
AmTrust Financial Services Inc.	3,829	94
Waddell & Reed Financial Inc. Class A	3,987	93
Wintrust Financial Corp.	2,191	93
First Citizens BancShares Inc. Class A	397	93
* Stifel Financial Corp.	3,209	93
Glacier Bancorp Inc.	3,878	92
IBERIABANK Corp.	1,933	92
Corporate Office Properties Trust	3,937	92
Colony Capital Inc. Class A	5,612	92
DiamondRock Hospitality Co.	10,244	91
Urban Edge Properties	3,727	91
* Blackhawk Network Holdings Inc.	2,676	91
Primerica Inc.	2,141	90
CBL & Associates Properties Inc.	7,741	89
Kennedy-Wilson Holdings Inc.	4,669	89
TCF Financial Corp.	7,766	88
First Financial Bankshares Inc.	3,314	88
* Zillow Group Inc.	4,038	87
PS Business Parks Inc.	918	84
WP Glimcher Inc.	9,521	82
Selective Insurance Group Inc.	2,415	81
Argo Group International Holdings Ltd.	1,454	81
UMB Financial Corp.	1,642	81
New York REIT Inc.	8,317	80
LPL Financial Holdings Inc.	3,818	77
Mack-Cali Realty Corp.	3,792	75
Capitol Federal Financial Inc.	5,964	75
Washington REIT	2,884	75
Retail Opportunity Investments Corp.	4,054	75
EastGroup Properties Inc.	1,370	74
Hancock Holding Co.	3,165	73
Sterling Bancorp	5,060	73
* Eagle Bancorp Inc.	1,587	73
Empire State Realty Trust Inc.	4,623	72
Xenia Hotels & Resorts Inc.	4,611	71
WisdomTree Investments Inc.	5,933	70
* Credit Acceptance Corp.	356	70
Columbia Banking System Inc.	2,432	70
Community Bank System Inc.	1,889	70
Pinnacle Financial Partners Inc.	1,503	70
CVB Financial Corp.	4,474	69
Alexander & Baldwin Inc.	2,060	69
* Texas Capital Bancshares Inc.	2,116	68
* Enstar Group Ltd.	432	68
Northwest Bancshares Inc.	5,398	68
Physicians Realty Trust	3,941	68
Evercore Partners Inc. Class A	1,445	67
LTC Properties Inc.	1,516	67
BGC Partners Inc. Class A	7,792	67
Lexington Realty Trust	8,679	67
Renasant Corp.	2,147	67
National Penn Bancshares Inc.	5,972	66
Provident Financial Services Inc.	3,541	66
Sabra Health Care REIT Inc.	3,297	66
Morningstar Inc.	817	65

17

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	Monogram Residential Trust Inc.	7,120	65
*	Cardtronics Inc.	1,911	64
	QTS Realty Trust Inc. Class A	1,437	64
	Chesapeake Lodging Trust	2,516	64
	Astoria Financial Corp.	4,272	64
	CoreSite Realty Corp.	983	63
	Westamerica Bancorporation	1,407	63
	STAG Industrial Inc.	3,599	63
	South State Corp.	1,008	63
	Trustmark Corp.	2,873	63
	NBT Bancorp Inc.	2,415	62
	Mercury General Corp.	1,157	61
	Government Properties Income Trust	4,006	59
	American Assets Trust Inc.	1,591	59
	Potlatch Corp.	2,230	59
	Simmons First National Corp. Class A	1,428	59
	Invesco Mortgage Capital Inc.	5,195	59
	First Financial Bancorp	3,490	59
^	BOK Financial Corp.	1,187	58
*	OneMain Holdings Inc. Class A	2,545	57
	Hatteras Financial Corp.	4,127	57
	Pennsylvania REIT	2,961	57
	Redwood Trust Inc.	4,736	56
	First Midwest Bancorp Inc.	3,354	56
	American Equity Investment Life Holding Co.	4,080	55
	Old National Bancorp	4,970	55
	PennyMac Mortgage Investment Trust	4,173	55
	Horace Mann Educators Corp.	1,769	54
*	PRA Group Inc.	2,220	54
*	Hilltop Holdings Inc.	3,216	54
	EverBank Financial Corp.	4,074	53
	Financial Engines Inc.	2,167	53
	Ramco-Gershenson Properties Trust	3,146	53
	International Bancshares Corp.	2,322	52
*	Third Point Reinsurance Ltd.	4,722	52
	STORE Capital Corp.	2,156	52
*	Genworth Financial Inc. Class A	24,193	51
	S&T Bancorp Inc.	1,992	50
	Select Income REIT	2,398	49
	Kemper Corp.	1,835	49
	CYS Investments Inc.	6,276	49
	Parkway Properties Inc.	3,621	48
	TFS Financial Corp.	2,847	48
*	BofI Holding Inc.	2,574	48
	First Cash Financial Services Inc.	1,124	47
	BBCN Bancorp Inc.	3,290	47
	FelCor Lodging Trust Inc.	6,143	45
	Chemical Financial Corp.	1,339	45
*	Essent Group Ltd.	2,351	45
	Park National Corp.	523	45
	EVERTEC Inc.	3,742	45
	Independent Bank Corp.	1,004	43
	Artisan Partners Asset Management Inc. Class A	1,505	43
	Union Bankshares Corp.	1,866	42
	Kearny Financial Corp.	3,547	42
*	MBIA Inc.	6,117	42
	New Senior Investment Group Inc.	4,320	42
*	Zillow Group Inc. Class A	1,782	41
	WSFS Financial Corp.	1,357	41
	WesBanco Inc.	1,447	41
	Great Western Bancorp Inc.	1,661	41
	LegacyTexas Financial Group Inc.	2,273	40
*,^	St. Joe Co.	2,651	40
	HFF Inc. Class A	1,610	40

18

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* Beneficial Bancorp Inc.	3,148	40
Hersha Hospitality Trust Class A	1,999	40
First Merchants Corp.	1,808	40
AMERISAFE Inc.	762	39
Capstead Mortgage Corp.	3,971	39
* Green Dot Corp. Class A	1,844	38
* Santander Consumer USA Holdings Inc.	3,711	38
Summit Hotel Properties Inc.	3,508	38
* TransUnion	1,438	38
* HRG Group Inc.	3,250	38
Employers Holdings Inc.	1,362	38
Cash America International Inc.	1,099	37
Terreno Realty Corp.	1,672	37
United Community Banks Inc.	2,138	37
Ameris Bancorp	1,370	37
Rexford Industrial Realty Inc.	2,192	37
Talmer Bancorp Inc. Class A	2,192	37
United Fire Group Inc.	912	37
Inland Real Estate Corp.	3,421	36
* Navigators Group Inc.	443	36
* FNFV Group	3,468	35
Apollo Commercial Real Estate Finance Inc.	2,278	35
Infinity Property & Casualty Corp.	468	35
Alexander's Inc.	90	35
Tompkins Financial Corp.	609	34
Nelnet Inc. Class A	907	34
Boston Private Financial Holdings Inc.	3,229	34
* FCB Financial Holdings Inc. Class A	1,124	34
Oritani Financial Corp.	1,980	33
First Commonwealth Financial Corp.	3,898	33
Franklin Street Properties Corp.	3,505	33
ServisFirst Bancshares Inc.	909	33
ARMOUR Residential REIT Inc.	1,699	33
* Colony Starwood Homes	1,488	33
Banner Corp.	816	32
CareTrust REIT Inc.	2,819	32
Safety Insurance Group Inc.	579	32
Meridian Bancorp Inc.	2,281	31
Brookline Bancorp Inc.	2,954	31
Four Corners Property Trust Inc.	1,888	31
Towne Bank	1,769	31
Stewart Information Services Corp.	904	31
Northfield Bancorp Inc.	1,932	30
CNA Financial Corp.	1,044	30
American National Insurance Co.	295	30
Chatham Lodging Trust	1,493	30
Lakeland Financial Corp.	699	30
Rouse Properties Inc.	1,633	30
Berkshire Hills Bancorp Inc.	1,153	30
* iStar Inc.	3,502	30
Investors Real Estate Trust	4,773	29
Universal Health Realty Income Trust	558	29
National Bank Holdings Corp. Class A	1,485	29
American Capital Mortgage Investment Corp.	2,065	29
City Holding Co.	644	28
Agree Realty Corp.	766	28
Wilshire Bancorp Inc.	2,878	28
Sandy Spring Bancorp Inc.	1,089	28
Hanmi Financial Corp.	1,350	28
* Piper Jaffray Cos.	664	28
National General Holdings Corp.	1,407	28
Cardinal Financial Corp.	1,429	28
Greenhill & Co. Inc.	1,161	27
Virtus Investment Partners Inc.	291	27

19

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Universal Insurance Holdings Inc.	1,364	27
Monmouth Real Estate Investment Corp.	2,399	27
* Ambac Financial Group Inc.	1,740	27
State Bank Financial Corp.	1,405	26
United Financial Bancorp Inc.	2,229	26
Maiden Holdings Ltd.	2,152	26
NorthStar Realty Europe Corp.	2,617	26
Cohen & Steers Inc.	807	25
Banco Latinoamericano de Comercio Exterior SA	1,175	25
Cedar Realty Trust Inc.	3,666	25
Capital Bank Financial Corp.	849	25
Cass Information Systems Inc.	500	25
Washington Trust Bancorp Inc.	669	25
Southside Bancshares Inc.	1,059	25
CenterState Banks Inc.	1,765	25
* Customers Bancorp Inc.	1,090	25
Investment Technology Group Inc.	1,324	24
Urstadt Biddle Properties Inc. Class A	1,217	24
TrustCo Bank Corp. NY	4,167	24
* Greenlight Capital Re Ltd. Class A	1,122	24
First Interstate BancSystem Inc. Class A	887	24
* Walker & Dunlop Inc.	1,026	24
* Encore Capital Group Inc.	1,008	23
TriCo Bancshares	930	23
Flushing Financial Corp.	1,112	23
* LendingClub Corp.	2,622	23
Yadkin Financial Corp.	1,051	23
Anworth Mortgage Asset Corp.	4,797	23
BNC Bancorp	1,101	22
Heartland Financial USA Inc.	755	22
Hannon Armstrong Sustainable Infrastructure Capital Inc.	1,258	22
* KCG Holdings Inc. Class A	2,090	22
Enterprise Financial Services Corp.	786	22
Altisource Residential Corp.	2,322	22
First Potomac Realty Trust	2,548	22
German American Bancorp Inc.	675	22
Saul Centers Inc.	435	21
Banc of California Inc.	1,376	21
* LendingTree Inc.	237	21
Heritage Insurance Holdings Inc.	1,057	21
Dime Community Bancshares Inc.	1,207	21
FBL Financial Group Inc. Class A	357	21
Stock Yards Bancorp Inc.	536	20
Diamond Hill Investment Group Inc.	118	20
InfraREIT Inc.	937	20
Virtu Financial Inc. Class A	887	20
Western Asset Mortgage Capital Corp.	1,829	20
Waterstone Financial Inc.	1,389	20
Moelis & Co. Class A	792	20
* Nationstar Mortgage Holdings Inc.	1,656	20
Ashford Hospitality Trust Inc.	3,518	19
New York Mortgage Trust Inc.	4,612	19
1st Source Corp.	631	19
Heritage Financial Corp.	1,101	19
Ladder Capital Corp.	1,857	19
* HomeStreet Inc.	960	19
Community Trust Bancorp Inc.	562	19
American Residential Properties Inc.	1,174	19
Silver Bay Realty Trust Corp.	1,351	19
National Western Life Group Inc. Class A	85	18
Getty Realty Corp.	994	18
Central Pacific Financial Corp.	906	18
ConnectOne Bancorp Inc.	1,168	18
Bryn Mawr Bank Corp.	707	18

20

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	Mercantile Bank Corp.	776	18
*,^	Square Inc.	1,671	17
	First Busey Corp.	916	17
	MainSource Financial Group Inc.	831	17
*	Altisource Portfolio Solutions SA	642	17
	Blue Hills Bancorp Inc.	1,239	17
	Clifton Bancorp Inc.	1,121	17
*	Cowen Group Inc. Class A	4,861	16
	CatchMark Timber Trust Inc. Class A	1,545	16
*	Flagstar Bancorp Inc.	850	16
	First Defiance Financial Corp.	416	16
*	Pacific Premier Bancorp Inc.	793	16
	Financial Institutions Inc.	614	16
	Resource Capital Corp.	1,461	16
	First Bancorp	873	16
	BancFirst Corp.	283	16
	Great Southern Bancorp Inc.	425	16
*	Ocwen Financial Corp.	4,192	16
	Apollo Residential Mortgage Inc.	1,226	16
*	HomeTrust Bancshares Inc.	896	16
	Federal Agricultural Mortgage Corp.	482	16
	NewBridge Bancorp	1,430	16
	First Financial Corp.	474	16
	CoBiz Financial Inc.	1,432	16
	United Insurance Holdings Corp.	795	16
	Independent Bank Corp.	1,048	15
	RE/MAX Holdings Inc. Class A	470	15
	Bank Mutual Corp.	2,008	15
	Lakeland Bancorp Inc.	1,494	15
	First of Long Island Corp.	532	15
	State National Cos. Inc.	1,309	15
	Preferred Bank	515	15
	Univest Corp. of Pennsylvania	768	15
	United Community Financial Corp.	2,434	14
*	INTL. FCStone Inc.	557	14
*	CU Bancorp	649	14
	Bridge Bancorp Inc.	499	14
	Pacific Continental Corp.	915	14
	National Storage Affiliates Trust	773	14
	Fidelity & Guaranty Life	564	14
	First Community Bancshares Inc.	766	14
*	First BanCorp	5,167	14
*	Anchor BanCorp Wisconsin Inc.	331	14
	HCI Group Inc.	392	14
	Houlihan Lokey Inc.	537	14
	Camden National Corp.	353	14
*,^	Citizens Inc. Class A	1,949	14
	Westwood Holdings Group Inc.	275	14
	Arrow Financial Corp.	518	14
	Park Sterling Corp.	2,158	13
	Peoples Bancorp Inc.	748	13
	Stonegate Bank	464	13
	First Connecticut Bancorp Inc.	826	13
	State Auto Financial Corp.	615	13
	Dynex Capital Inc.	2,083	13
	Opus Bank	408	13
*	First NBC Bank Holding Co.	558	13
	Bank of Marin Bancorp	265	13
	OneBeacon Insurance Group Ltd. Class A	1,012	13
	Suffolk Bancorp	538	13
	AG Mortgage Investment Trust Inc.	1,050	13
	Southwest Bancorp Inc.	838	13
	Federated National Holding Co.	531	13
*	TriState Capital Holdings Inc.	1,053	13

21

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Republic Bancorp Inc. Class A	489	13
Citizens & Northern Corp.	624	12
One Liberty Properties Inc.	584	12
National Bankshares Inc.	372	12
Arlington Asset Investment Corp. Class A	1,014	12
Peoples Financial Services Corp.	338	12
* Seacoast Banking Corp. of Florida	822	12
CNB Financial Corp.	687	12
Meta Financial Group Inc.	294	12
* Global Indemnity plc	431	12
Baldwin & Lyons Inc.	495	12
* Marcus & Millichap Inc.	540	12
* FRP Holdings Inc.	353	12
OM Asset Management plc	1,039	12
OceanFirst Financial Corp.	689	12
American National Bankshares Inc.	458	12
West Bancorporation Inc.	659	12
* Forestar Group Inc.	1,182	12
Horizon Bancorp	467	11
Ames National Corp.	481	11
Whitestone REIT	1,001	11
Guaranty Bancorp	742	11
Gladstone Commercial Corp.	739	11
Armada Hoffler Properties Inc.	1,034	11
* Walter Investment Management Corp.	1,461	11
Fidelity Southern Corp.	730	11
* Sun Bancorp Inc.	516	11
* World Acceptance Corp.	290	11
* NMI Holdings Inc. Class A	2,082	11
Heritage Commerce Corp.	1,138	11
First Bancorp Inc.	560	11
Independent Bank Group Inc.	383	11
* Tejon Ranch Co.	593	10
* Ladenburg Thalmann Financial Services Inc.	4,443	10
James River Group Holdings Ltd.	352	10
* Safeguard Scientifics Inc.	864	10
RAIT Financial Trust	3,833	10
UMH Properties Inc.	1,066	10
Easterly Government Properties Inc.	573	10
Peapack Gladstone Financial Corp.	589	10
Penns Woods Bancorp Inc.	252	10
Ares Commercial Real Estate Corp.	1,000	10
First Business Financial Services Inc.	459	10
EMC Insurance Group Inc.	400	10
Heritage Oaks Bancorp	1,316	10
Ashford Hospitality Prime Inc.	934	9
MidWestOne Financial Group Inc.	352	9
* eHealth Inc.	907	9
* Triumph Bancorp Inc.	668	9
OFG Bancorp	1,561	9
Preferred Apartment Communities Inc. Class A	749	9
QCR Holdings Inc.	395	9
* Trupanion Inc.	975	9
* C1 Financial Inc.	391	9
National Interstate Corp.	385	9
* PennyMac Financial Services Inc. Class A	677	8
* NewStar Financial Inc.	1,217	8
Charter Financial Corp.	602	8
Consolidated-Tomoka Land Co.	167	8
* PICO Holdings Inc.	934	8
GAMCO Investors Inc. Class A	227	8
GAIN Capital Holdings Inc.	1,082	8
* Regional Management Corp.	497	8
NexPoint Residential Trust Inc.	641	8

22

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* Everi Holdings Inc.	2,446	7
Tiptree Financial Inc. Class A	1,161	7
* Bancorp Inc.	1,482	7
* RMR Group Inc. Class A	308	7
Oppenheimer Holdings Inc. Class A	490	7
* EZCORP Inc. Class A	2,360	7
Crawford & Co. Class B	1,386	7
Territorial Bancorp Inc.	263	7
BankFinancial Corp.	556	7
* AV Homes Inc.	664	7
* Old Second Bancorp Inc.	984	7
Independence Realty Trust Inc.	1,021	7
* Enova International Inc.	1,123	6
Bluerock Residential Growth REIT Inc. Class A	628	6
Bar Harbor Bankshares	191	6
Farmers Capital Bank Corp.	245	6
* Associated Capital Group Inc. Class A	227	6
Fox Chase Bancorp Inc.	323	6
^ CPI Card Group Inc.	768	6
Sierra Bancorp	323	6
Orchid Island Capital Inc.	610	6
* BSB Bancorp Inc.	266	6
* Real Industry Inc.	806	6
Hingham Institution for Savings	48	6
* Atlas Financial Holdings Inc.	299	5
* MoneyGram International Inc.	904	5
Capital City Bank Group Inc.	337	5
* Franklin Financial Network Inc.	172	5
Resource America Inc. Class A	1,020	5
CorEnergy Infrastructure Trust Inc.	334	4
Access National Corp.	237	4
Calamos Asset Management Inc. Class A	519	4
* Cascade Bancorp	814	4
United Development Funding IV	1,345	4
* National Commerce Corp.	194	4
* Bear State Financial Inc.	454	4
Enterprise Bancorp Inc.	183	4
Merchants Bancshares Inc.	137	4
Century Bancorp Inc. Class A	98	4
* Hallmark Financial Services Inc.	384	4
* Impac Mortgage Holdings Inc.	286	4
* Green Bancorp Inc.	520	4
* CommunityOne Bancorp	273	3
Independence Holding Co.	202	3
* Stonegate Mortgage Corp.	645	3
Donegal Group Inc. Class A	189	3
Live Oak Bancshares Inc.	202	3
* On Deck Capital Inc.	370	2
* Allegiance Bancshares Inc.	131	2
* Equity Bancshares Inc. Class A	98	2
People's Utah Bancorp	133	2
Pzena Investment Management Inc. Class A	299	2
* Campus Crest Communities Inc.	262	2
Great Ajax Corp.	146	1
* Hampton Roads Bankshares Inc.	679	1
* Ashford Inc.	28	1
Medley Management Inc. Class A	165	1
* Altisource Asset Management Corp.	46	1
* BBX Capital Corp.	59	1
* ZAIS Group Holdings Inc.	136	1
Fifth Street Asset Management Inc.	163	1
* JG Wentworth Co. Class A	380	—
* Tejon Ranch Co. Warrants	64	—
		180,173

23

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Health Care (14.0%)
Johnson & Johnson	125,281	13,181
Pfizer Inc.	278,298	8,257
Merck & Co. Inc.	127,782	6,416
Gilead Sciences Inc.	66,503	5,802
* Allergan plc	17,766	5,154
UnitedHealth Group Inc.	43,102	5,133
Medtronic plc	64,531	4,994
Amgen Inc.	34,419	4,897
Bristol-Myers Squibb Co.	75,176	4,656
AbbVie Inc.	74,683	4,078
* Celgene Corp.	35,830	3,613
Eli Lilly & Co.	44,254	3,186
* Biogen Inc.	10,073	2,613
Abbott Laboratories	67,384	2,610
Thermo Fisher Scientific Inc.	17,998	2,325
* Express Scripts Holding Co.	30,405	2,140
Aetna Inc.	15,699	1,705
Cigna Corp.	11,696	1,633
McKesson Corp.	10,419	1,621
Anthem Inc.	11,873	1,552
Stryker Corp.	15,279	1,526
Becton Dickinson and Co.	9,533	1,406
* Alexion Pharmaceuticals Inc.	9,810	1,381
* Regeneron Pharmaceuticals Inc.	3,524	1,353
Cardinal Health Inc.	15,021	1,227
Humana Inc.	6,758	1,196
* Boston Scientific Corp.	60,409	1,026
* HCA Holdings Inc.	14,408	997
* Illumina Inc.	6,498	976
Baxter International Inc.	24,556	970
Baxalta Inc.	24,479	943
* Intuitive Surgical Inc.	1,669	940
* Vertex Pharmaceuticals Inc.	10,977	938
Zoetis Inc.	22,543	926
* Edwards Lifesciences Corp.	9,838	856
* Mylan NV	18,821	848
Perrigo Co. plc	6,563	829
AmerisourceBergen Corp. Class A	9,359	811
Zimmer Biomet Holdings Inc.	7,717	747
* Cerner Corp.	13,567	693
St. Jude Medical Inc.	12,739	684
CR Bard Inc.	3,359	646
* Henry Schein Inc.	3,847	637
* BioMarin Pharmaceutical Inc.	7,258	594
Agilent Technologies Inc.	15,265	570
* DaVita HealthCare Partners Inc.	8,043	531
* Incyte Corp.	7,069	520
* Laboratory Corp. of America Holdings	4,621	508
Universal Health Services Inc. Class B	4,220	466
* Endo International plc	10,286	430
Quest Diagnostics Inc.	6,406	426
DENTSPLY International Inc.	6,443	393
* Hologic Inc.	10,921	378
ResMed Inc.	6,541	372
* Varian Medical Systems Inc.	4,601	360
* Mallinckrodt plc	5,255	342
* Jazz Pharmaceuticals plc	2,724	331
Cooper Cos. Inc.	2,268	324
* IDEXX Laboratories Inc.	4,368	320
* Centene Corp.	5,500	313
* MEDNAX Inc.	4,349	292
* Sirona Dental Systems Inc.	2,484	275
Teleflex Inc.	1,866	267

24

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	United Therapeutics Corp.	2,152	262
*	Medivation Inc.	7,275	260
*	Align Technology Inc.	3,680	243
*	DexCom Inc.	3,706	241
	STERIS plc	3,748	241
	PerkinElmer Inc.	5,073	240
*	athenahealth Inc.	1,753	226
*	Quintiles Transnational Holdings Inc.	3,514	220
*	Health Net Inc.	3,491	217
*	QIAGEN NV	10,257	217
*	Alkermes plc	6,595	213
*	Alere Inc.	3,932	210
*	Alnylam Pharmaceuticals Inc.	3,454	202
	West Pharmaceutical Services Inc.	3,246	201
*	Ionis Pharmaceuticals Inc.	5,621	194
*	Envision Healthcare Holdings Inc.	8,832	194
*	VCA Inc.	3,765	192
*	WellCare Health Plans Inc.	1,987	179
	Patterson Cos. Inc.	3,923	170
*	Amsurg Corp.	2,480	169
*	Charles River Laboratories International Inc.	2,216	163
*	ABIOMED Inc.	1,917	153
*	Acadia Healthcare Co. Inc.	2,709	150
*	PAREXEL International Corp.	2,526	148
*	Team Health Holdings Inc.	3,312	148
	Bio-Techne Corp.	1,717	147
*	Seattle Genetics Inc.	4,860	147
	HealthSouth Corp.	4,164	147
*	Bruker Corp.	5,490	143
*	Neurocrine Biosciences Inc.	3,826	141
*,^	OPKO Health Inc.	13,965	130
*	LifePoint Health Inc.	2,049	128
*	Bio-Rad Laboratories Inc. Class A	944	127
	Owens & Minor Inc.	3,170	125
*	Prestige Brands Holdings Inc.	2,553	125
	Hill-Rom Holdings Inc.	2,673	124
*	Brookdale Senior Living Inc.	8,326	120
*	Anacor Pharmaceuticals Inc.	1,818	116
*	Tenet Healthcare Corp.	4,540	113
*	Myriad Genetics Inc.	3,217	113
*	Allscripts Healthcare Solutions Inc.	8,876	111
*	Impax Laboratories Inc.	3,379	110
*	Ultragenyx Pharmaceutical Inc.	1,806	110
*	LivaNova plc	1,945	110
	Chemed Corp.	839	108
*	Molina Healthcare Inc.	1,712	106
*	Medicines Co.	3,274	105
*	Catalent Inc.	4,253	103
*	Akorn Inc.	3,765	100
*	NuVasive Inc.	2,393	100
*	Cepheid	3,281	97
*	Pacira Pharmaceuticals Inc.	1,776	92
	Cantel Medical Corp.	1,417	90
*	WebMD Health Corp.	1,604	89
*	Medidata Solutions Inc.	2,561	88
*	Integra LifeSciences Holdings Corp.	1,403	86
*	Intercept Pharmaceuticals Inc.	752	84
*	Ligand Pharmaceuticals Inc.	906	84
*	Community Health Systems Inc.	5,263	80
*	Intrexon Corp.	2,532	78
*	Wright Medical Group NV	4,523	77
*	Neogen Corp.	1,564	77
*	Bluebird Bio Inc.	1,629	75
*	Kite Pharma Inc.	1,651	74

25

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Insulet Corp.	2,401	74
*	Veeva Systems Inc. Class A	2,986	73
*	Magellan Health Inc.	1,149	72
*	Globus Medical Inc.	2,903	71
*	Masimo Corp.	1,852	70
*	Haemonetics Corp.	2,175	70
*	Premier Inc. Class A	2,039	66
*	ACADIA Pharmaceuticals Inc.	3,795	66
*	Portola Pharmaceuticals Inc.	2,315	65
*	Ironwood Pharmaceuticals Inc. Class A	6,660	64
*	Natus Medical Inc.	1,731	63
*	Nektar Therapeutics	5,595	63
*	ICU Medical Inc.	679	62
*	Air Methods Corp.	1,675	61
*	Acorda Therapeutics Inc.	1,839	60
*	Amedisys Inc.	1,595	59
*	AMN Healthcare Services Inc.	2,046	58
*	Puma Biotechnology Inc.	1,293	58
*	Novavax Inc.	12,466	54
*	Ophthotech Corp.	1,206	54
*	ARIAD Pharmaceuticals Inc.	9,692	53
*	Agios Pharmaceuticals Inc.	1,371	53
*	Nevro Corp.	912	53
*	Cambrex Corp.	1,352	52
*	ExamWorks Group Inc.	1,782	52
*	NxStage Medical Inc.	3,420	51
*	PRA Health Sciences Inc.	1,162	50
*	Halyard Health Inc.	1,956	50
	Abaxis Inc.	1,245	49
	CONMED Corp.	1,174	47
*	Greatbatch Inc.	1,214	46
*	Radius Health Inc.	1,536	45
*	FibroGen Inc.	2,553	44
*	HMS Holdings Corp.	3,357	44
*	Affymetrix Inc.	3,124	44
	Select Medical Holdings Corp.	4,473	44
*	Exelixis Inc.	11,806	43
*	Prothena Corp. plc	1,332	42
*	TherapeuticsMD Inc.	6,872	42
*	AMAG Pharmaceuticals Inc.	1,557	41
*	TESARO Inc.	1,010	41
	Ensign Group Inc.	1,968	40
*	Emergent BioSolutions Inc.	1,161	39
*	Merrimack Pharmaceuticals Inc.	6,737	39
*	Innoviva Inc.	3,316	39
*,^	ZIOPHARM Oncology Inc.	4,930	39
*	Depomed Inc.	2,534	39
*	Omnicell Inc.	1,363	37
	Kindred Healthcare Inc.	3,534	37
*	Cynosure Inc. Class A	911	37
	Analogic Corp.	491	37
*	Surgical Care Affiliates Inc.	881	36
*	Halozyme Therapeutics Inc.	4,380	36
*	Achillion Pharmaceuticals Inc.	4,777	35
	Meridian Bioscience Inc.	1,735	35
*	MiMedx Group Inc.	4,241	35
*	Intra-Cellular Therapies Inc. Class A	1,215	34
*	Amicus Therapeutics Inc.	5,428	33
	Quality Systems Inc.	2,150	33
*	Repligen Corp.	1,290	33
*	Orthofix International NV	853	33
*	Merit Medical Systems Inc.	1,719	32
*	Insmed Inc.	2,642	32
*	Five Prime Therapeutics Inc.	974	32

26

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Sarepta Therapeutics Inc.	2,273	31
*	Luminex Corp.	1,665	31
*	Dynavax Technologies Corp.	1,898	31
*	Pacific Biosciences of California Inc.	3,599	30
*	MacroGenics Inc.	1,855	30
*	HealthEquity Inc.	1,409	29
*	LDR Holding Corp.	1,409	29
*	Zeltiq Aesthetics Inc.	1,264	29
	US Physical Therapy Inc.	564	29
*	Endologix Inc.	3,309	29
*	Lannett Co. Inc.	1,128	28
	Computer Programs & Systems Inc.	499	28
*	VWR Corp.	1,144	28
*	Celldex Therapeutics Inc.	4,069	28
*	PharMerica Corp.	1,189	28
*	Anika Therapeutics Inc.	599	27
*	ImmunoGen Inc.	3,675	27
*	Providence Service Corp.	543	26
*	Heron Therapeutics Inc.	1,611	26
*	Dermira Inc.	1,107	26
*	Spectranetics Corp.	1,758	25
*	Alder Biopharmaceuticals Inc.	1,306	25
	National HealthCare Corp.	378	24
*	Clovis Oncology Inc.	1,278	24
*	Trevena Inc.	2,795	23
	Atrion Corp.	62	23
*	Exact Sciences Corp.	4,558	23
*	Eagle Pharmaceuticals Inc.	358	23
*	Inogen Inc.	654	22
*	Triple-S Management Corp. Class B	850	22
*	Acceleron Pharma Inc.	856	22
*	Capital Senior Living Corp.	1,253	21
*	HeartWare International Inc.	668	21
*	Genomic Health Inc.	834	21
*	Cempra Inc.	1,251	21
*	AtriCure Inc.	1,249	21
*	SciClone Pharmaceuticals Inc.	2,061	20
*	INC Research Holdings Inc. Class A	514	20
*	Revance Therapeutics Inc.	1,149	20
	PDL BioPharma Inc.	6,699	20
*	Momenta Pharmaceuticals Inc.	2,389	20
*	Fluidigm Corp.	2,989	20
*	Theravance Biopharma Inc.	1,260	20
*	Aimmune Therapeutics Inc.	1,227	20
*,^	Rockwell Medical Inc.	2,030	20
*	Quidel Corp.	1,243	20
*	Cerus Corp.	3,969	19
	Phibro Animal Health Corp. Class A	700	19
*	Retrophin Inc.	1,355	19
*	Vascular Solutions Inc.	625	19
*	Inovio Pharmaceuticals Inc.	2,967	19
*	LHC Group Inc.	513	18
*	Supernus Pharmaceuticals Inc.	1,443	18
*	Accuray Inc.	3,583	18
*	NewLink Genetics Corp.	840	18
	Invacare Corp.	1,451	18
*	Enanta Pharmaceuticals Inc.	617	18
*	Geron Corp.	7,151	17
*	Relypsa Inc.	1,281	17
*	Juno Therapeutics Inc.	470	17
*	Sage Therapeutics Inc.	561	17
*	Press Ganey Holdings Inc.	624	16
*	Insys Therapeutics Inc.	925	16
*	Keryx Biopharmaceuticals Inc.	4,022	16

27

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	BioTelemetry Inc.	1,327	16
*	Lexicon Pharmaceuticals Inc.	1,627	15
*	Seres Therapeutics Inc.	653	15
	Universal American Corp.	2,258	15
*	Healthways Inc.	1,412	15
*	Amphastar Pharmaceuticals Inc.	1,410	15
*	Sangamo BioSciences Inc.	2,798	15
*	Cross Country Healthcare Inc.	1,156	14
*	Sucampo Pharmaceuticals Inc. Class A	1,086	14
*	Coherus Biosciences Inc.	1,006	14
*,^	Omeros Corp.	1,403	14
*,^	Teladoc Inc.	1,018	14
*	Arena Pharmaceuticals Inc.	9,408	14
*	Array BioPharma Inc.	5,491	14
*	Albany Molecular Research Inc.	921	14
*	Vanda Pharmaceuticals Inc.	1,729	14
*	Aerie Pharmaceuticals Inc.	803	14
*	OraSure Technologies Inc.	2,015	14
*	Almost Family Inc.	355	13
*	Sagent Pharmaceuticals Inc.	940	13
*	Synergy Pharmaceuticals Inc.	4,248	13
*	Adeptus Health Inc. Class A	232	13
	CryoLife Inc.	1,233	13
*	Glaukos Corp.	802	13
*	Infinity Pharmaceuticals Inc.	2,217	13
*	CorVel Corp.	298	12
*	Xencor Inc.	1,108	12
	Landauer Inc.	413	12
*	Spectrum Pharmaceuticals Inc.	2,640	12
*	Progenics Pharmaceuticals Inc.	2,685	12
*	ANI Pharmaceuticals Inc.	358	12
*	Lion Biotechnologies Inc.	2,108	12
*	Civitas Solutions Inc.	624	12
*	SurModics Inc.	617	12
	Utah Medical Products Inc.	193	11
*	TG Therapeutics Inc.	1,371	11
*	NeoGenomics Inc.	1,775	11
*	PTC Therapeutics Inc.	1,412	11
*	Spark Therapeutics Inc.	350	11
*	Raptor Pharmaceutical Corp.	3,146	11
*	AngioDynamics Inc.	995	11
*	Cardiovascular Systems Inc.	1,243	10
*	Accelerate Diagnostics Inc.	859	10
*	Rigel Pharmaceuticals Inc.	4,512	10
*	RadNet Inc.	1,779	10
*	Immunomedics Inc.	4,482	10
*	Global Blood Therapeutics Inc.	678	10
*	Zogenix Inc.	953	10
*	STAAR Surgical Co.	1,616	10
*	Epizyme Inc.	1,136	10
*	Arrowhead Research Corp.	2,560	10
*	Atara Biotherapeutics Inc.	602	10
*	Exactech Inc.	529	10
*,^	MannKind Corp.	9,556	10
*	Chimerix Inc.	2,114	10
*	Intersect ENT Inc.	534	10
*	Teligent Inc.	1,645	10
*	ConforMIS Inc.	1,031	9
*	Penumbra Inc.	201	9
*	Surgery Partners Inc.	708	9
*	Oxford Immunotec Global plc	966	9
*	XenoPort Inc.	2,072	9
*	Corcept Therapeutics Inc.	2,399	9
*	Agenus Inc.	3,159	9

28

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* Tandem Diabetes Care Inc.	972	9
* RTI Surgical Inc.	2,383	8
* Mirati Therapeutics Inc.	393	8
* Loxo Oncology Inc.	437	8
* BioDelivery Sciences International Inc.	2,114	8
* K2M Group Holdings Inc.	683	8
* Axovant Sciences Ltd.	635	8
* Addus HomeCare Corp.	348	8
* Sorrento Therapeutics Inc.	1,297	8
* NanoString Technologies Inc.	650	8
* CytRx Corp.	2,954	8
* Navidea Biopharmaceuticals Inc.	7,842	8
* Esperion Therapeutics Inc.	519	8
* Foundation Medicine Inc.	498	7
* Curis Inc.	5,358	7
* Aralez Pharmaceuticals Inc.	1,279	7
* Advaxis Inc.	1,328	7
* GenMark Diagnostics Inc.	1,464	7
* Regulus Therapeutics Inc.	1,102	7
* Otonomy Inc.	566	7
* Collegium Pharmaceutical Inc.	411	7
* Organovo Holdings Inc.	3,141	7
* BioSpecifics Technologies Corp.	195	7
* Akebia Therapeutics Inc.	940	7
* Sequenom Inc.	4,518	7
* Cytokinetics Inc.	1,035	7
* Concert Pharmaceuticals Inc.	504	7
* Blueprint Medicines Corp.	365	6
* Imprivata Inc.	547	6
* Paratek Pharmaceuticals Inc.	413	6
* AAC Holdings Inc.	305	6
* OncoMed Pharmaceuticals Inc.	652	6
* Tetraphase Pharmaceuticals Inc.	1,519	6
* La Jolla Pharmaceutical Co.	391	6
* Antares Pharma Inc.	6,247	6
* Vitae Pharmaceuticals Inc.	659	6
* InVivo Therapeutics Holdings Corp.	1,266	6
LeMaitre Vascular Inc.	402	6
* Heska Corp.	181	6
* Versartis Inc.	885	6
* Applied Genetic Technologies Corp.	438	6
* Cellular Biomedicine Group Inc.	326	6
* Galena Biopharma Inc.	6,768	6
* BioCryst Pharmaceuticals Inc.	2,816	6
* Five Star Quality Care Inc.	2,354	6
* Cutera Inc.	464	6
* VIVUS Inc.	5,206	5
* BioTime Inc.	2,336	5
* Vital Therapies Inc.	647	5
* Karyopharm Therapeutics Inc.	910	5
Osiris Therapeutics Inc.	745	5
* Aegerion Pharmaceuticals Inc.	933	5
* Flexion Therapeutics Inc.	553	5
* Adamas Pharmaceuticals Inc.	407	5
* OvaScience Inc.	923	5
* Entellus Medical Inc.	313	5
* BioScrip Inc.	2,268	5
* ChemoCentryx Inc.	1,474	5
* Veracyte Inc.	731	5
* Aclaris Therapeutics Inc.	260	5
* Idera Pharmaceuticals Inc.	2,668	5
* Pernix Therapeutics Holdings Inc.	2,145	5
* Ardelyx Inc.	473	5
* Immune Design Corp.	448	5

29

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
*	Zafgen Inc.	712	4
*	Aratana Therapeutics Inc.	1,356	4
*	CytomX Therapeutics Inc.	343	4
*	Novocure Ltd.	376	4
*	Foamix Pharmaceuticals Ltd.	762	4
*	Castlight Health Inc. Class B	1,304	4
*	Durect Corp.	3,742	4
*	T2 Biosystems Inc.	521	4
*	Trovagene Inc.	805	4
*	Ocular Therapeutix Inc.	519	4
*	Oncothyreon Inc.	4,076	4
*	Alimera Sciences Inc.	1,858	4
*	Aduro Biotech Inc.	273	4
*	REGENXBIO Inc.	325	4
*	Stemline Therapeutics Inc.	819	4
*	Avalanche Biotechnologies Inc.	763	4
*	Ignyta Inc.	611	4
*	Catalyst Pharmaceuticals Inc.	3,659	4
*	Pfenex Inc.	538	4
*	Tokai Pharmaceuticals Inc.	602	4
*	Peregrine Pharmaceuticals Inc.	9,259	4
*	Anthera Pharmaceuticals Inc.	1,188	4
	National Research Corp. Class A	233	4
*	SeaSpine Holdings Corp.	271	3
*	Unilife Corp.	3,910	3
*	Endocyte Inc.	1,091	3
*	Cara Therapeutics Inc.	645	3
*	CTI BioPharma Corp.	5,835	3
*	Northwest Biotherapeutics Inc.	1,695	3
*	Harvard Bioscience Inc.	1,104	3
*	Nobilis Health Corp.	1,065	3
*	Natera Inc.	441	3
*	Dicerna Pharmaceuticals Inc.	579	3
*	Second Sight Medical Products Inc.	554	3
*	Genocea Biosciences Inc.	723	3
*	Orexigen Therapeutics Inc.	3,927	3
*	Edge Therapeutics Inc.	376	3
*	XOMA Corp.	3,506	3
*	Genesis Healthcare Inc.	1,425	3
*	Voyager Therapeutics Inc.	260	3
*	Bellicum Pharmaceuticals Inc.	264	2
*	Medgenics Inc.	556	2
*,^	TransEnterix Inc.	694	2
*	Assembly Biosciences Inc.	467	2
*	Agile Therapeutics Inc.	349	2
*	MyoKardia Inc.	281	2
*	NantKwest Inc.	286	2
*	Fibrocell Science Inc.	809	2
*	iRadimed Corp.	101	2
*	aTyr Pharma Inc.	381	2
*	Dimension Therapeutics Inc.	253	2
*	Hanger Inc.	660	2
*	CorMedix Inc.	1,020	2
*	Affimed NV	499	2
*	Invuity Inc.	212	2
*	Asterias Biotherapeutics Inc.	351	2
*	Cidara Therapeutics Inc.	150	2
*	Proteon Therapeutics Inc.	253	1
*	Verastem Inc.	1,181	1
*	Corium International Inc.	288	1
*	EndoChoice Holdings Inc.	283	1
*	Lantheus Holdings Inc.	545	1
*	Sientra Inc.	159	1
*	XBiotech Inc.	145	1

30

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* Calithera Biosciences Inc.	179	1
* vTv Therapeutics Inc. Class A	180	1
* Corindus Vascular Robotics Inc.	759	1
* Nivalis Therapeutics Inc.	212	1
* Zynerba Pharmaceuticals Inc.	159	1
* Chiasma Inc.	94	1
* Alliance HealthCare Services Inc.	119	1
* Catabasis Pharmaceuticals Inc.	200	1
National Research Corp. Class B	23	1
* Abeona Therapeutics Inc.	346	1
* Threshold Pharmaceuticals Inc.	2,520	1
* Synta Pharmaceuticals Corp.	1,992	—
* Oncocyte Corp.	114	—
* Flex Pharma Inc.	53	—
* Carbylan Therapeutics Inc.	416	—
* Neos Therapeutics Inc.	8	—
* Tobira Therapeutics Inc.	10	—
* Invitae Corp.	8	—
		131,269
Materials & Processing (3.6%)
EI du Pont de Nemours & Co.	40,941	2,492
Dow Chemical Co.	50,405	2,450
Monsanto Co.	19,782	1,780
Praxair Inc.	13,108	1,334
LyondellBasell Industries NV Class A	16,508	1,324
Air Products & Chemicals Inc.	9,668	1,281
Ecolab Inc.	12,030	1,234
PPG Industries Inc.	12,345	1,192
Sherwin-Williams Co.	3,636	984
International Paper Co.	19,071	681
Ingersoll-Rand plc	12,168	676
Newmont Mining Corp.	24,372	630
Vulcan Materials Co.	6,105	601
Fastenal Co.	13,102	593
Nucor Corp.	14,562	573
Alcoa Inc.	59,853	534
Airgas Inc.	3,152	446
Eastman Chemical Co.	6,887	442
Masco Corp.	15,522	438
Mosaic Co.	16,179	431
Martin Marietta Materials Inc.	3,015	430
Celanese Corp. Class A	6,837	413
Acuity Brands Inc.	1,964	411
Freeport-McMoRan Inc.	53,638	409
Ball Corp.	6,160	408
Sealed Air Corp.	8,788	402
WestRock Co.	11,894	402
CF Industries Holdings Inc.	10,420	380
International Flavors & Fragrances Inc.	3,615	373
* Crown Holdings Inc.	6,544	307
Albemarle Corp.	5,036	283
Ashland Inc.	2,965	283
Valspar Corp.	3,593	281
RPM International Inc.	5,916	242
Lennox International Inc.	1,811	234
* WR Grace & Co.	3,385	233
Owens Corning	5,341	229
FMC Corp.	6,020	227
Bemis Co. Inc.	4,559	224
Reliance Steel & Aluminum Co.	3,455	210
Packaging Corp. of America	4,336	210
AptarGroup Inc.	2,822	208
Sonoco Products Co.	4,728	207
Steel Dynamics Inc.	11,150	203

31

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Graphic Packaging Holding Co.	15,128	186
Hexcel Corp.	4,444	184
* Berry Plastics Group Inc.	5,444	169
Watsco Inc.	1,222	156
NewMarket Corp.	395	144
Scotts Miracle-Gro Co. Class A	2,060	142
Royal Gold Inc.	3,054	142
Cabot Corp.	3,119	139
Eagle Materials Inc.	2,294	139
Valmont Industries Inc.	1,165	132
Southern Copper Corp.	5,402	129
Sensient Technologies Corp.	2,239	129
* Axalta Coating Systems Ltd.	4,871	126
PolyOne Corp.	4,290	115
Timken Co.	3,823	114
* Louisiana-Pacific Corp.	7,070	112
Belden Inc.	2,046	112
* Owens-Illinois Inc.	7,478	112
Olin Corp.	7,362	112
Domtar Corp.	3,101	109
Huntsman Corp.	9,614	104
Compass Minerals International Inc.	1,531	104
Silgan Holdings Inc.	2,015	103
* USG Corp.	4,615	98
Westlake Chemical Corp.	2,030	88
Balchem Corp.	1,326	84
HB Fuller Co.	2,117	81
Universal Forest Products Inc.	1,055	81
Worthington Industries Inc.	2,495	78
* Beacon Roofing Supply Inc.	2,133	77
* Rexnord Corp.	4,223	77
Minerals Technologies Inc.	1,439	73
Mueller Water Products Inc. Class A	8,487	73
* Masonite International Corp.	1,268	73
Commercial Metals Co.	4,891	72
* Chemtura Corp.	2,838	72
Simpson Manufacturing Co. Inc.	2,020	69
* RBC Bearings Inc.	1,006	64
Apogee Enterprises Inc.	1,595	64
Carpenter Technology Corp.	2,127	63
* Armstrong World Industries Inc.	1,552	63
Tahoe Resources Inc.	6,802	63
Mueller Industries Inc.	2,393	63
* Headwaters Inc.	3,556	63
* GCP Applied Technologies Inc.	3,385	60
Allegheny Technologies Inc.	4,473	60
Axiall Corp.	2,933	58
* Trex Co. Inc.	1,320	57
Innospec Inc.	1,297	56
United States Steel Corp.	6,001	55
Kaiser Aluminum Corp.	711	54
* Cabot Microelectronics Corp.	1,403	54
* MRC Global Inc.	4,409	53
* US Concrete Inc.	911	49
Interface Inc. Class A	2,816	45
Comfort Systems USA Inc.	1,580	44
* Platform Specialty Products Corp.	5,951	42
AAON Inc.	1,673	41
Quaker Chemical Corp.	529	41
* Stillwater Mining Co.	4,718	40
Chemours Co.	7,511	39
US Silica Holdings Inc.	2,006	38
Hecla Mining Co.	14,682	38
* Summit Materials Inc. Class A	2,080	38

32

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
Schweitzer-Mauduit International Inc.	1,244	38
Stepan Co.	752	37
Neenah Paper Inc.	616	37
KapStone Paper and Packaging Corp.	3,563	36
Greif Inc. Class A	1,264	33
PH Glatfelter Co.	1,674	31
* Clearwater Paper Corp.	743	30
* Gibraltar Industries Inc.	1,168	29
Calgon Carbon Corp.	2,043	29
A Schulman Inc.	1,143	28
* Ferro Corp.	2,836	28
* Univar Inc.	1,775	28
* BMC Stock Holdings Inc.	1,802	27
Aceto Corp.	1,265	27
Deltic Timber Corp.	478	27
Innophos Holdings Inc.	913	26
* Boise Cascade Co.	1,568	26
Advanced Drainage Systems Inc.	1,319	26
Materion Corp.	889	23
* Continental Building Products Inc.	1,329	22
Quanex Building Products Corp.	1,287	22
* Coeur Mining Inc.	5,533	21
* Patrick Industries Inc.	477	21
Griffon Corp.	1,418	21
Ferroglobe plc	2,618	21
* Installed Building Products Inc.	908	20
Global Brass & Copper Holdings Inc.	918	20
* Kraton Performance Polymers Inc.	1,165	20
Insteel Industries Inc.	761	20
* PGT Inc.	1,963	19
NN Inc.	1,519	19
* AK Steel Holding Corp.	6,293	18
Schnitzer Steel Industries Inc.	1,223	18
* Trinseo SA	571	17
* Builders FirstSource Inc.	2,117	17
American Vanguard Corp.	1,326	17
* Century Aluminum Co.	2,231	16
* Nortek Inc.	377	16
Haynes International Inc.	477	15
Chase Corp.	309	15
* Koppers Holdings Inc.	803	14
* NCI Building Systems Inc.	1,240	14
FutureFuel Corp.	1,031	13
LSI Industries Inc.	1,221	13
Tronox Ltd. Class A	2,526	13
* Multi Packaging Solutions International Ltd.	845	13
Hawkins Inc.	404	13
TimkenSteel Corp.	1,660	13
Myers Industries Inc.	1,056	13
Rayonier Advanced Materials Inc.	1,681	13
Tredegar Corp.	900	12
* Unifi Inc.	544	12
* Veritiv Corp.	375	12
* Cliffs Natural Resources Inc.	5,404	12
* Ply Gem Holdings Inc.	1,106	11
* Landec Corp.	1,083	11
* OMNOVA Solutions Inc.	1,999	10
Culp Inc.	405	10
AEP Industries Inc.	124	10
KMG Chemicals Inc.	410	9
* Senomyx Inc.	2,290	8
Kronos Worldwide Inc.	1,116	7
LB Foster Co. Class A	388	5
* Energy Fuels Inc.	1,949	5

33

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* LSB Industries Inc.	797	5
Oil-Dri Corp. of America	114	4
* Handy & Harman Ltd.	155	3
* Lawson Products Inc.	184	3
United States Lime & Minerals Inc.	55	3
Omega Flex Inc.	90	3
* Core Molding Technologies Inc.	251	3
* Uranium Energy Corp.	3,049	3
Rentech Inc.	1,256	3
* Northwest Pipe Co.	244	2
Olympic Steel Inc.	234	2
* Intrepid Potash Inc.	2,343	2
* Ryerson Holding Corp.	320	1
Valhi Inc.	637	1
* NL Industries Inc.	168	—
		34,105
Other (0.0%)[2]
* Dyax Corp CVR Exp. 12/31/2019	6,727	8
* Leap Wireless International Inc CVR	1,716	4
Restaurant Brands International LP	32	1
* Chelsea Therapeutics International Ltd. CVR Exp. 12/31/2016	2,322	—
* Cubist Pharmaceuticals, Inc. CVR	1,151	—
* Omthera Pharmaceuticals Inc. CVR	152	—
* Durata Therapeutics Inc CVR Exp. 12/31/2018	12	—
* Clinical Data Contingent Value Rights	32	—
* Gerber Scientific Inc. CVR	223	—
* Magnum Hunter Resources Corp. Warrants Exp. 04/15/2016	517	—
		13
Producer Durables (11.0%)
General Electric Co.	424,880	12,381
3M Co.	28,617	4,489
Boeing Co.	31,221	3,690
United Technologies Corp.	37,819	3,654
Honeywell International Inc.	35,354	3,583
Union Pacific Corp.	39,548	3,119
United Parcel Service Inc. Class B	31,684	3,059
Accenture plc Class A	28,408	2,848
Lockheed Martin Corp.	12,252	2,644
Danaher Corp.	26,963	2,407
Caterpillar Inc.	27,398	1,855
Automatic Data Processing Inc.	21,229	1,798
Delta Air Lines Inc.	36,923	1,781
FedEx Corp.	12,882	1,763
Raytheon Co.	13,735	1,701
General Dynamics Corp.	12,478	1,700
Northrop Grumman Corp.	8,221	1,580
Emerson Electric Co.	30,330	1,481
Illinois Tool Works Inc.	13,586	1,280
Southwest Airlines Co.	30,256	1,269
Eaton Corp. plc	21,277	1,207
American Airlines Group Inc.	28,553	1,171
Waste Management Inc.	20,627	1,152
Deere & Co.	14,200	1,139
CSX Corp.	44,634	1,077
Norfolk Southern Corp.	13,658	999
* United Continental Holdings Inc.	16,254	931
PACCAR Inc.	16,019	825
Cummins Inc.	8,187	799
Roper Technologies Inc.	4,556	765
Paychex Inc.	14,866	764
Stanley Black & Decker Inc.	7,041	662
Tyco International plc	18,786	661
Parker-Hannifin Corp.	6,279	635
Rockwell Automation Inc.	6,089	634

34

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
WW Grainger Inc.	2,854	619
* Verisk Analytics Inc. Class A	7,752	565
* TransDigm Group Inc.	2,451	523
Rockwell Collins Inc.	5,914	518
AMETEK Inc.	11,100	515
Republic Services Inc. Class A	11,194	512
CH Robinson Worldwide Inc.	6,752	471
* Waters Corp.	3,814	459
Alaska Air Group Inc.	5,958	440
Dover Corp.	7,128	433
Xerox Corp.	45,064	433
L-3 Communications Holdings Inc.	3,682	432
* Stericycle Inc.	3,783	431
Textron Inc.	12,416	424
Kansas City Southern	5,134	419
* Mettler-Toledo International Inc.	1,276	402
Expeditors International of Washington Inc.	8,532	391
Pentair plc	7,978	381
Snap-on Inc.	2,594	375
Cintas Corp.	4,149	348
Waste Connections Inc.	5,495	339
* IHS Inc. Class A	3,175	330
JB Hunt Transport Services Inc.	4,300	328
* JetBlue Airways Corp.	14,461	318
ADT Corp.	7,695	311
Wabtec Corp.	4,322	305
* Spirit AeroSystems Holdings Inc. Class A	6,632	305
Xylem Inc.	8,064	302
Fluor Corp.	6,485	299
Huntington Ingalls Industries Inc.	2,186	286
* Trimble Navigation Ltd.	11,847	276
Allegion plc	4,255	268
ManpowerGroup Inc.	3,450	267
Avery Dennison Corp.	4,080	266
IDEX Corp.	3,484	262
Hubbell Inc. Class B	2,609	259
Carlisle Cos. Inc.	2,874	259
* CoStar Group Inc.	1,454	257
Flowserve Corp.	5,999	252
AO Smith Corp.	3,364	237
Orbital ATK Inc.	2,803	235
* Middleby Corp.	2,532	234
Robert Half International Inc.	5,940	234
* Jacobs Engineering Group Inc.	5,731	221
* United Rentals Inc.	4,281	221
* HD Supply Holdings Inc.	7,607	211
Graco Inc.	2,669	209
* Old Dominion Freight Line Inc.	3,234	209
B/E Aerospace Inc.	4,780	208
* Copart Inc.	5,351	202
Toro Co.	2,532	202
* Keysight Technologies Inc.	7,595	198
FLIR Systems Inc.	6,355	197
* Genpact Ltd.	7,328	194
Allison Transmission Holdings Inc.	8,154	193
* AECOM	7,001	192
Lincoln Electric Holdings Inc.	3,519	192
Macquarie Infrastructure Corp.	3,087	188
Donaldson Co. Inc.	6,391	180
Nordson Corp.	2,510	180
AGCO Corp.	3,505	173
Pitney Bowes Inc.	9,117	165
Curtiss-Wright Corp.	2,256	159
MSC Industrial Direct Co. Inc. Class A	2,262	157

35

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* Spirit Airlines Inc.	3,293	157
BWX Technologies Inc.	4,926	157
National Instruments Corp.	5,319	153
Chicago Bridge & Iron Co. NV	4,565	153
MAXIMUS Inc.	3,073	151
RR Donnelley & Sons Co.	9,824	149
ITT Corp.	4,225	149
Woodward Inc.	3,151	148
* Zebra Technologies Corp.	2,379	147
* Kirby Corp.	2,543	144
Air Lease Corp. Class A	4,778	144
Ryder System Inc.	2,468	140
* Teledyne Technologies Inc.	1,641	140
* Genesee & Wyoming Inc. Class A	2,456	139
* Quanta Services Inc.	6,862	139
EMCOR Group Inc.	3,006	138
Deluxe Corp.	2,285	131
Oshkosh Corp.	3,768	130
Booz Allen Hamilton Holding Corp. Class A	4,646	128
Convergys Corp.	4,881	126
Landstar System Inc.	2,112	125
Healthcare Services Group Inc.	3,507	124
* Generac Holdings Inc.	3,522	122
Rollins Inc.	4,372	120
* Colfax Corp.	4,658	118
Crane Co.	2,353	115
* Clean Harbors Inc.	2,692	115
CLARCOR Inc.	2,326	112
Regal Beloit Corp.	2,048	112
Trinity Industries Inc.	7,033	111
Littelfuse Inc.	953	108
EnerSys	2,058	106
* Hawaiian Holdings Inc.	2,447	105
Allegiant Travel Co. Class A	619	101
Terex Corp.	4,501	101
* WESCO International Inc.	2,273	100
Lexmark International Inc. Class A	3,164	98
KBR Inc.	7,008	97
* Electronics For Imaging Inc.	2,396	95
* Dycom Industries Inc.	1,661	95
* XPO Logistics Inc.	3,642	90
Manitowoc Co. Inc.	5,668	90
Tetra Tech Inc.	3,153	87
* On Assignment Inc.	2,617	86
CEB Inc.	1,542	84
Granite Construction Inc.	2,017	84
Copa Holdings SA Class A	1,368	84
* Itron Inc.	2,085	83
* Moog Inc. Class A	1,915	83
John Bean Technologies Corp.	1,561	82
* Esterline Technologies Corp.	1,455	81
* ExlService Holdings Inc.	1,723	81
Barnes Group Inc.	2,283	78
Triumph Group Inc.	2,530	77
GATX Corp.	1,790	77
Hillenbrand Inc.	2,650	75
ABM Industries Inc.	2,363	74
Brink's Co.	2,532	74
* Hub Group Inc. Class A	2,004	74
* WageWorks Inc.	1,526	74
HEICO Corp. Class A	1,681	73
Matson Inc.	1,826	73
Franklin Electric Co. Inc.	2,443	73
AZZ Inc.	1,384	70

36

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
MSA Safety Inc.	1,599	70
Watts Water Technologies Inc. Class A	1,331	69
Applied Industrial Technologies Inc.	1,721	66
Herman Miller Inc.	2,534	66
Kennametal Inc.	3,282	66
UniFirst Corp.	621	65
* Proto Labs Inc.	1,004	65
Exponent Inc.	1,395	65
Covanta Holding Corp.	4,606	64
Knight Transportation Inc.	2,643	64
* Advisory Board Co.	2,167	64
* MasTec Inc.	3,744	64
* Swift Transportation Co.	3,694	63
HNI Corp.	1,843	62
* Darling Ingredients Inc.	6,886	62
* KLX Inc.	2,183	61
Korn/Ferry International	2,140	61
* FTI Consulting Inc.	1,767	58
Actuant Corp. Class A	2,439	57
* OSI Systems Inc.	945	57
Mobile Mini Inc.	1,933	56
* Huron Consulting Group Inc.	997	55
Forward Air Corp.	1,328	54
^ Nordic American Tankers Ltd.	3,836	53
G&K Services Inc. Class A	782	52
Joy Global Inc.	4,001	52
Aircastle Ltd.	2,550	51
Brady Corp. Class A	1,885	49
Werner Enterprises Inc.	1,811	48
* Sykes Enterprises Inc.	1,560	48
* Advanced Energy Industries Inc.	1,576	47
Scorpio Tankers Inc.	7,509	47
EnPro Industries Inc.	899	47
Kaman Corp.	1,037	46
Steelcase Inc. Class A	3,560	44
* TASER International Inc.	2,248	44
HEICO Corp.	745	43
Essendant Inc.	1,441	42
* Babcock & Wilcox Enterprises Inc.	2,171	42
* Aerojet Rocketdyne Holdings Inc.	2,677	42
* TopBuild Corp.	1,535	41
SkyWest Inc.	2,267	41
Albany International Corp.	1,102	40
* Astronics Corp.	1,268	40
Briggs & Stratton Corp.	1,882	40
* TrueBlue Inc.	1,697	39
^ Insperity Inc.	794	38
Badger Meter Inc.	572	38
Lindsay Corp.	514	37
Heartland Express Inc.	1,986	37
Knoll Inc.	1,905	36
* Atlas Air Worldwide Holdings Inc.	1,001	36
Astec Industries Inc.	834	36
ESCO Technologies Inc.	1,011	36
Standex International Corp.	506	36
Tennant Co.	744	35
* Virgin America Inc.	1,056	33
* ACCO Brands Corp.	4,457	33
* Navigant Consulting Inc.	2,134	32
Primoris Services Corp.	1,513	32
Ship Finance International Ltd.	2,468	32
* SPX FLOW Inc.	1,695	32
* Wabash National Corp.	2,699	32
MTS Systems Corp.	575	32

37

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	US Ecology Inc.	850	31
*	Wesco Aircraft Holdings Inc.	2,389	31
*	Echo Global Logistics Inc.	1,178	30
	Cubic Corp.	850	30
	Encore Wire Corp.	818	30
*	TriMas Corp.	1,778	29
	AAR Corp.	1,376	29
*	ICF International Inc.	864	29
	Federal Signal Corp.	2,453	29
*	Saia Inc.	1,047	27
	Greenbrier Cos. Inc.	1,050	27
	Altra Industrial Motion Corp.	1,098	27
	Sun Hydraulics Corp.	894	27
	CIRCOR International Inc.	664	27
	Multi-Color Corp.	526	26
	McGrath RentCorp	1,019	25
*	Aegion Corp. Class A	1,366	25
*	Chart Industries Inc.	1,208	24
*	Rush Enterprises Inc. Class A	1,373	24
*	CBIZ Inc.	2,222	24
*	Air Transport Services Group Inc.	1,985	23
	Raven Industries Inc.	1,486	23
	Bristow Group Inc.	1,468	22
*	Aerovironment Inc.	897	22
	Hyster-Yale Materials Handling Inc.	370	22
*	FARO Technologies Inc.	677	22
*	Team Inc.	829	21
*	TriNet Group Inc.	1,615	21
*	RPX Corp.	2,118	21
	Ennis Inc.	1,053	21
	TeleTech Holdings Inc.	745	21
*	Thermon Group Holdings Inc.	1,209	20
	DHT Holdings Inc.	3,476	20
	SPX Corp.	1,695	20
	ArcBest Corp.	1,015	20
	Alamo Group Inc.	378	20
*	Tutor Perini Corp.	1,466	20
	Resources Connection Inc.	1,386	19
*	Frontline Ltd.	2,119	19
	American Railcar Industries Inc.	449	19
*	Lydall Inc.	637	18
*	Navistar International Corp.	2,156	18
*	PHH Corp.	1,999	18
	Kelly Services Inc. Class A	1,048	18
*	Milacron Holdings Corp.	1,317	18
*	Paylocity Holding Corp.	595	18
*	MYR Group Inc.	778	17
	Gorman-Rupp Co.	687	17
	TAL International Group Inc.	1,353	17
	Argan Inc.	528	17
	Heidrick & Struggles International Inc.	709	17
	Douglas Dynamics Inc.	851	17
	General Cable Corp.	1,907	16
*	Modine Manufacturing Co.	1,725	16
*	SP Plus Corp.	648	16
	Kadant Inc.	422	16
	Quad/Graphics Inc.	1,269	16
	GasLog Ltd.	1,688	16
*	Blount International Inc.	1,653	16
*,^	Plug Power Inc.	7,655	16
	Hackett Group Inc.	1,127	16
	Teekay Corp.	1,957	16
	H&E Equipment Services Inc.	1,178	16
	Kforce Inc.	969	15

38

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* Mistras Group Inc.	712	15
Forrester Research Inc.	471	15
Teekay Tankers Ltd. Class A	3,563	15
* Roadrunner Transportation Systems Inc.	1,244	15
VSE Corp.	228	14
Marten Transport Ltd.	865	14
* GP Strategies Corp.	572	14
* DHI Group Inc.	1,724	13
Mesa Laboratories Inc.	143	13
* Dorian LPG Ltd.	1,184	13
* YRC Worldwide Inc.	1,571	13
Kimball International Inc. Class B	1,201	13
* Casella Waste Systems Inc. Class A	2,047	12
* Engility Holdings Inc.	826	12
Harsco Corp.	3,132	12
Miller Industries Inc.	608	12
Barrett Business Services Inc.	332	12
Textainer Group Holdings Ltd.	964	12
Powell Industries Inc.	425	11
* Monster Worldwide Inc.	3,580	11
* Vectrus Inc.	550	11
Tidewater Inc.	1,831	11
Titan International Inc.	2,034	10
Graham Corp.	561	10
Columbus McKinnon Corp.	741	10
* PHI Inc.	530	10
* Furmanite Corp.	1,732	10
Park-Ohio Holdings Corp.	327	10
Celadon Group Inc.	1,062	10
* Control4 Corp.	1,136	9
FreightCar America Inc.	607	9
* Covenant Transportation Group Inc. Class A	397	9
* Great Lakes Dredge & Dock Corp.	2,577	9
* Ascent Capital Group Inc. Class A	618	9
Hurco Cos. Inc.	330	9
* ServiceSource International Inc.	2,038	8
* Titan Machinery Inc.	866	8
* InnerWorkings Inc.	1,149	8
Ardmore Shipping Corp.	970	8
* DXP Enterprises Inc.	563	8
* Ducommun Inc.	523	8
CECO Environmental Corp.	1,209	8
* USA Truck Inc.	453	7
* Kratos Defense & Security Solutions Inc.	2,130	7
NACCO Industries Inc. Class A	133	7
Navios Maritime Acquisition Corp.	3,739	6
Universal Truckload Services Inc.	399	6
* Hill International Inc.	1,757	6
* CAI International Inc.	766	6
* Orion Marine Group Inc.	1,498	5
* PFSweb Inc.	408	5
* CRA International Inc.	267	5
* Scorpio Bulkers Inc.	1,621	5
* Heritage-Crystal Clean Inc.	652	5
Electro Rent Corp.	489	5
* Gener8 Maritime Inc.	738	5
* Xerium Technologies Inc.	616	5
* Vishay Precision Group Inc.	328	4
* Vicor Corp.	457	4
* TRC Cos. Inc.	565	4
* Commercial Vehicle Group Inc.	1,493	4
* Astronics Corp. Class B	120	4
Allied Motion Technologies Inc.	201	4
* NV5 Global Inc.	160	3

39

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* Liquidity Services Inc.	714	3
* ExOne Co.	334	3
* Gulfmark Offshore Inc.	846	3
Marlin Business Services Corp.	211	3
* Radiant Logistics Inc.	898	3
* HC2 Holdings Inc.	682	3
* PAM Transportation Services Inc.	92	3
Preformed Line Products Co.	74	2
* Volt Information Sciences Inc.	319	2
Navios Maritime Holdings Inc.	2,678	2
Twin Disc Inc.	216	2
* 6D Global Technologies Inc.	645	2
CDI Corp.	353	2
* Power Solutions International Inc.	153	2
* Neff Corp. Class A	307	1
* Republic Airways Holdings Inc.	2,299	1
* Blue Bird Corp.	159	1
* Accuride Corp.	1,046	1
^ Golden Ocean Group Ltd.	2,208	1
* Patriot National Inc.	263	1
Safe Bulkers Inc.	1,004	1
* Eagle Bulk Shipping Inc.	746	1
* Ultrapetrol Bahamas Ltd.	452	—
		103,105
Technology (16.6%)
Apple Inc.	260,270	25,166
Microsoft Corp.	365,471	18,595
* Facebook Inc. Class A	97,766	10,453
* Alphabet Inc. Class A	13,027	9,343
* Alphabet Inc. Class C	13,292	9,275
Intel Corp.	214,579	6,349
Cisco Systems Inc.	230,092	6,024
International Business Machines Corp.	41,106	5,386
Oracle Corp.	143,411	5,275
QUALCOMM Inc.	67,752	3,441
Texas Instruments Inc.	47,002	2,492
* Broadcom Ltd.	17,250	2,311
EMC Corp.	87,942	2,298
* salesforce.com inc	29,727	2,014
* Adobe Systems Inc.	22,655	1,929
* Cognizant Technology Solutions Corp. Class A	27,577	1,571
* Yahoo! Inc.	42,828	1,362
Intuit Inc.	12,532	1,211
Hewlett Packard Enterprise Co.	83,049	1,102
Applied Materials Inc.	52,342	988
Corning Inc.	50,317	921
* Electronic Arts Inc.	14,243	915
HP Inc.	78,072	835
NVIDIA Corp.	24,403	765
Analog Devices Inc.	14,154	750
Amphenol Corp. Class A	14,059	746
Activision Blizzard Inc.	22,650	717
SanDisk Corp.	9,517	688
Symantec Corp.	30,829	595
Motorola Solutions Inc.	8,054	592
Skyworks Solutions Inc.	8,690	577
* LinkedIn Corp. Class A	4,924	577
* SBA Communications Corp. Class A	5,862	556
Xilinx Inc.	11,573	546
* Red Hat Inc.	8,311	543
* Autodesk Inc.	10,157	526
* Micron Technology Inc.	49,002	521
Lam Research Corp.	7,072	518
* Citrix Systems Inc.	7,144	505

40

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
KLA-Tencor Corp.	7,242	491
* Palo Alto Networks Inc.	3,297	477
* Twitter Inc.	25,859	469
Linear Technology Corp.	10,649	465
* Akamai Technologies Inc.	8,306	448
Western Digital Corp.	10,263	447
Juniper Networks Inc.	17,707	437
Harris Corp.	5,514	430
Maxim Integrated Products Inc.	12,628	428
Microchip Technology Inc.	9,586	426
* VeriSign Inc.	4,759	402
Amdocs Ltd.	6,915	393
CA Inc.	13,326	390
* ServiceNow Inc.	6,850	377
NetApp Inc.	13,834	344
* ANSYS Inc.	4,133	343
CDK Global Inc.	7,398	332
* Synopsys Inc.	7,227	323
* Gartner Inc.	3,849	317
* F5 Networks Inc.	3,218	309
* Workday Inc. Class A	4,883	295
* Qorvo Inc.	6,512	294
* Cadence Design Systems Inc.	12,970	280
* Splunk Inc.	5,835	254
Ingram Micro Inc.	7,078	253
Avnet Inc.	6,077	250
* Arrow Electronics Inc.	4,316	247
CDW Corp.	5,979	237
* Ultimate Software Group Inc.	1,295	222
* Nuance Communications Inc.	11,355	222
SS&C Technologies Holdings Inc.	3,644	212
Marvell Technology Group Ltd.	20,849	199
* ARRIS International plc	8,140	194
Brocade Communications Systems Inc.	19,245	191
* Manhattan Associates Inc.	3,380	187
Teradyne Inc.	9,743	186
Jabil Circuit Inc.	8,849	185
* Tyler Technologies Inc.	1,521	183
* VMware Inc. Class A	3,606	182
* Fortinet Inc.	6,307	179
Computer Sciences Corp.	6,213	179
Solera Holdings Inc.	3,128	174
* Microsemi Corp.	4,879	169
* ON Semiconductor Corp.	19,966	168
* PTC Inc.	5,405	167
DST Systems Inc.	1,542	161
CSRA Inc.	6,213	161
FEI Co.	1,975	160
* Cree Inc.	5,017	159
* Guidewire Software Inc.	3,234	159
Atmel Corp.	19,382	157
* IMS Health Holdings Inc.	6,039	156
* EPAM Systems Inc.	2,265	155
* Cavium Inc.	2,565	153
Cognex Corp.	4,086	151
IAC/InterActiveCorp	3,304	147
Sabre Corp.	5,379	146
* Teradata Corp.	5,700	142
* ViaSat Inc.	1,937	141
* Take-Two Interactive Software Inc.	3,929	141
* NCR Corp.	5,966	139
* Synaptics Inc.	1,703	138
* Integrated Device Technology Inc.	7,086	138
SYNNEX Corp.	1,423	134

41

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
		Shares	($000)
	Leidos Holdings Inc.	3,049	132
*	Aspen Technology Inc.	3,972	131
*	IPG Photonics Corp.	1,580	130
*	Tech Data Corp.	1,826	129
*	VeriFone Systems Inc.	5,350	128
*	Ciena Corp.	6,106	125
*	CommScope Holding Co. Inc.	4,969	125
	Cypress Semiconductor Corp.	15,633	125
	Blackbaud Inc.	2,144	121
*	Rackspace Hosting Inc.	5,590	120
*	CACI International Inc. Class A	1,217	118
	Monolithic Power Systems Inc.	1,982	117
*	Arista Networks Inc.	1,660	114
*	NetSuite Inc.	1,854	112
*	Verint Systems Inc.	2,967	105
*	FireEye Inc.	6,214	105
	Science Applications International Corp.	2,343	105
*	Tableau Software Inc. Class A	2,278	104
*	Ellie Mae Inc.	1,230	103
*	Infinera Corp.	6,582	103
*	ACI Worldwide Inc.	5,392	101
*	Fairchild Semiconductor International Inc. Class A	4,915	99
*	Qlik Technologies Inc.	4,218	98
*	Groupon Inc. Class A	20,419	98
*	Cirrus Logic Inc.	2,647	93
*	Proofpoint Inc.	1,911	90
*	Silicon Laboratories Inc.	2,155	89
	Mentor Graphics Corp.	4,634	89
*	NetScout Systems Inc.	4,156	86
*	Coherent Inc.	1,012	86
	Dolby Laboratories Inc. Class A	2,106	83
*	comScore Inc.	2,012	83
*	EchoStar Corp. Class A	1,834	82
*	Universal Display Corp.	1,697	81
*	Rovi Corp.	3,451	79
*	Acxiom Corp.	3,679	76
*,^	Ambarella Inc.	1,627	75
	InterDigital Inc.	1,505	75
	MKS Instruments Inc.	2,237	74
*	GrubHub Inc.	3,117	73
*	Entegris Inc.	5,880	73
*	Sanmina Corp.	3,522	73
	Intersil Corp. Class A	5,653	72
*	CommVault Systems Inc.	1,906	71
*	Advanced Micro Devices Inc.	33,323	71
*	Cray Inc.	1,679	71
	Power Integrations Inc.	1,542	71
*	Syntel Inc.	1,511	69
	Vishay Intertechnology Inc.	5,786	69
*	Zynga Inc. Class A	32,102	68
*	Plexus Corp.	1,847	67
	Diebold Inc.	2,699	67
	Tessera Technologies Inc.	2,208	65
*	Cornerstone OnDemand Inc.	2,258	65
*	Rambus Inc.	4,967	65
*	Finisar Corp.	4,386	64
*	MicroStrategy Inc. Class A	395	64
*	Viavi Solutions Inc.	9,649	63
	NIC Inc.	3,543	62
*	Demandware Inc.	1,746	61
	Methode Electronics Inc.	2,111	60
*	Polycom Inc.	5,783	60
	Plantronics Inc.	1,592	60
*	RealPage Inc.	2,952	59

42

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* NeuStar Inc. Class A	2,357	59
* Fleetmatics Group plc	1,617	58
* Paycom Software Inc.	1,758	56
* Yelp Inc. Class A	2,697	55
* NETGEAR Inc.	1,363	54
* LogMeIn Inc.	1,043	53
* Zendesk Inc.	2,852	52
* Progress Software Corp.	2,044	52
* Anixter International Inc.	1,201	51
* 3D Systems Corp.	4,705	50
* Semtech Corp.	2,597	50
CSG Systems International Inc.	1,308	50
* Imperva Inc.	1,114	49
* Benchmark Electronics Inc.	2,196	48
* Super Micro Computer Inc.	1,460	47
* Lumentum Holdings Inc.	1,929	46
* Bottomline Technologies de Inc.	1,640	46
* Synchronoss Technologies Inc.	1,643	46
* DigitalGlobe Inc.	3,047	46
* II-VI Inc.	2,072	45
* Virtusa Corp.	1,275	45
* QLogic Corp.	3,423	44
* BroadSoft Inc.	1,156	43
* Knowles Corp.	3,732	42
* Fabrinet	1,480	42
* ScanSource Inc.	1,115	42
ADTRAN Inc.	2,225	42
* SPS Commerce Inc.	920	41
* Stratasys Ltd.	2,168	41
Ebix Inc.	1,073	40
* Insight Enterprises Inc.	1,522	40
Monotype Imaging Holdings Inc.	1,668	40
* Ubiquiti Networks Inc.	1,192	39
* Rogers Corp.	725	39
* MaxLinear Inc.	2,369	38
* Newport Corp.	1,665	38
* RingCentral Inc. Class A	2,045	38
* Inphi Corp.	1,493	38
* Infoblox Inc.	2,439	38
* M/A-COM Technology Solutions Holdings Inc.	969	37
* Luxoft Holding Inc. Class A	717	36
* iRobot Corp.	1,161	36
Pegasystems Inc.	1,431	35
* Envestnet Inc.	1,675	34
* Callidus Software Inc.	2,353	32
* GoDaddy Inc. Class A	1,025	32
* HubSpot Inc.	751	31
* AVG Technologies NV	1,603	31
* Lattice Semiconductor Corp.	4,823	31
* Web.com Group Inc.	1,679	30
* Photronics Inc.	2,990	30
ManTech International Corp. Class A	1,020	30
* Veeco Instruments Inc.	1,595	30
* Gigamon Inc.	1,078	30
* Perficient Inc.	1,587	29
* Ruckus Wireless Inc.	2,934	28
* Ixia	2,475	28
* Diodes Inc.	1,459	28
* CalAmp Corp.	1,523	28
Brooks Automation Inc.	2,746	27
* Black Knight Financial Services Inc. Class A	897	26
* Ultratech Inc.	1,295	26
* Rofin-Sinar Technologies Inc.	1,158	26
* Endurance International Group Holdings Inc.	2,269	26

43

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* Oclaro Inc.	5,119	25
AVX Corp.	2,101	25
* Qualys Inc.	960	24
* InvenSense Inc.	3,021	24
* Marketo Inc.	1,348	23
EarthLink Holdings Corp.	3,958	22
* Globant SA	693	21
* Unisys Corp.	1,950	21
* Bankrate Inc.	2,689	21
* Applied Micro Circuits Corp.	3,535	20
* Rubicon Project Inc.	1,233	20
* Interactive Intelligence Group Inc.	670	20
* Amkor Technology Inc.	3,952	20
* Mercury Systems Inc.	1,156	19
* Pure Storage Inc. Class A	1,277	18
* Cvent Inc.	922	18
* TTM Technologies Inc.	2,733	18
* CEVA Inc.	911	18
CTS Corp.	1,220	18
* Inovalon Holdings Inc. Class A	1,013	17
* ShoreTel Inc.	2,353	17
* Glu Mobile Inc.	4,679	17
* Match Group Inc.	1,586	17
* Rudolph Technologies Inc.	1,329	17
* Xura Inc.	874	17
* pdvWireless Inc.	602	17
* Silver Spring Networks Inc.	1,338	17
* Loral Space & Communications Inc.	520	17
* Vocera Communications Inc.	1,172	16
* Global Eagle Entertainment Inc.	1,803	16
* VASCO Data Security International Inc.	1,177	16
Epiq Systems Inc.	1,177	16
* Textura Corp.	915	16
* GSI Group Inc.	1,223	16
* FormFactor Inc.	2,061	16
* Q2 Holdings Inc.	760	15
* Cascade Microtech Inc.	745	15
* Kimball Electronics Inc.	1,315	15
* Wix.com Ltd.	769	15
* DTS Inc.	624	15
* Actua Corp.	1,781	14
* Nimble Storage Inc.	1,981	14
* ePlus Inc.	188	14
* GTT Communications Inc.	943	14
* Tangoe Inc.	1,717	14
* Extreme Networks Inc.	4,834	14
* Alpha & Omega Semiconductor Ltd.	1,112	13
* Applied Optoelectronics Inc.	729	13
Sapiens International Corp. NV	1,109	13
* Nanometrics Inc.	942	13
* LivePerson Inc.	2,511	13
* Calix Inc.	1,836	13
* Intralinks Holdings Inc.	1,633	13
Cohu Inc.	1,099	13
* Sonus Networks Inc.	1,599	12
* SciQuest Inc.	1,021	12
PC Connection Inc.	492	12
* RetailMeNot Inc.	1,498	12
Comtech Telecommunications Corp.	588	12
* TrueCar Inc.	2,188	12
* Silicon Graphics International Corp.	1,945	12
* Avid Technology Inc.	1,543	12
Park Electrochemical Corp.	825	12
* Axcelis Technologies Inc.	4,674	12

44

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
American Software Inc. Class A	1,243	12
* Sigma Designs Inc.	1,698	12
* ChannelAdvisor Corp.	1,095	12
IXYS Corp.	1,021	12
* Harmonic Inc.	3,402	11
Checkpoint Systems Inc.	1,513	11
* Blucora Inc.	1,836	11
* Five9 Inc.	1,399	11
* Lionbridge Technologies Inc.	2,549	11
* Zix Corp.	2,802	11
* Immersion Corp.	1,202	11
* Digi International Inc.	1,263	11
* Xcerra Corp.	1,868	11
* PDF Solutions Inc.	920	10
Reis Inc.	468	10
* NeoPhotonics Corp.	930	10
* DSP Group Inc.	1,165	10
Daktronics Inc.	1,418	10
* Benefitfocus Inc.	310	10
NVE Corp.	191	10
* Seachange International Inc.	1,682	10
* Multi-Fineline Electronix Inc.	429	10
Black Box Corp.	713	9
* KEYW Holding Corp.	1,515	9
* Digimarc Corp.	310	9
* A10 Networks Inc.	1,511	9
* PROS Holdings Inc.	838	9
* Mattson Technology Inc.	2,492	9
* Brightcove Inc.	1,493	9
* Ultra Clean Holdings Inc.	1,619	8
* Exar Corp.	1,562	8
* OPOWER Inc.	1,004	8
American Science & Engineering Inc.	349	8
* Alliance Fiber Optic Products Inc.	583	8
QAD Inc. Class A	401	8
Bel Fuse Inc. Class B	525	8
* Jive Software Inc.	2,385	8
* KVH Industries Inc.	846	8
* Model N Inc.	738	8
* Bazaarvoice Inc.	2,386	7
* Telenav Inc.	1,253	7
Acacia Research Corp.	2,361	7
* Varonis Systems Inc.	405	7
* Ciber Inc.	3,688	7
* Carbonite Inc.	948	7
* Sparton Corp.	497	7
* Kopin Corp.	3,525	7
* Evolent Health Inc. Class A	590	6
* United Online Inc.	479	6
* VirnetX Holding Corp.	1,224	6
* ARC Document Solutions Inc.	1,600	6
* TechTarget Inc.	787	6
* Aerohive Networks Inc.	1,012	5
* Marin Software Inc.	1,711	5
* MobileIron Inc.	1,517	5
* Internap Corp.	2,003	5
* Rocket Fuel Inc.	1,364	5
* New Relic Inc.	175	5
* Box Inc.	404	5
* EMCORE Corp.	842	4
* Clearfield Inc.	296	4
* Limelight Networks Inc.	2,755	4
* Quantum Corp.	8,284	4
* Everyday Health Inc.	848	4

45

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
* Violin Memory Inc.	4,903	4
* Agilysys Inc.	357	4
* MINDBODY Inc. Class A	308	4
* Datalink Corp.	499	4
* Barracuda Networks Inc.	276	4
* Workiva Inc.	223	3
* Hortonworks Inc.	223	3
* RealNetworks Inc.	590	2
* Park City Group Inc.	242	2
* Novatel Wireless Inc.	1,255	2
* Xactly Corp.	336	2
* ModusLink Global Solutions Inc.	966	2
* Digital Turbine Inc.	1,594	2
* Amber Road Inc.	372	2
* Alarm.com Holdings Inc.	80	2
* Travelzoo Inc.	203	2
* Guidance Software Inc.	237	1
* Imation Corp.	1,152	1
* Connecture Inc.	204	1
* Apigee Corp.	79	—
* MaxPoint Interactive Inc.	222	—
* Appfolio Inc.	20	—
* Rapid7 Inc.	7	—
* Code Rebel Corp.	38	—
		154,976
Utilities (5.9%)
AT&T Inc.	275,015	10,162
Verizon Communications Inc.	184,278	9,348
Duke Energy Corp.	31,298	2,325
NextEra Energy Inc.	19,999	2,256
Southern Co.	41,239	1,987
Dominion Resources Inc.	26,937	1,883
American Electric Power Co. Inc.	22,241	1,373
Exelon Corp.	41,650	1,312
PG&E Corp.	21,842	1,239
Sempra Energy	11,140	1,075
PPL Corp.	30,480	1,067
Edison International	14,705	1,002
Public Service Enterprise Group Inc.	22,784	972
Consolidated Edison Inc.	13,262	929
Xcel Energy Inc.	22,890	905
WEC Energy Group Inc.	14,418	812
CenturyLink Inc.	25,811	790
Eversource Energy	14,492	787
DTE Energy Co.	8,118	683
FirstEnergy Corp.	19,201	643
* Level 3 Communications Inc.	13,086	635
Entergy Corp.	8,254	596
American Water Works Co. Inc.	8,310	539
Ameren Corp.	10,788	507
CMS Energy Corp.	12,339	488
* T-Mobile US Inc.	12,233	454
SCANA Corp.	6,579	428
CenterPoint Energy Inc.	19,905	371
AGL Resources Inc.	5,558	359
Pinnacle West Capital Corp.	5,178	356
Alliant Energy Corp.	4,986	339
AES Corp.	31,940	313
Atmos Energy Corp.	4,502	313
NiSource Inc.	14,199	305
Pepco Holdings Inc.	11,229	294
TECO Energy Inc.	10,509	289
ITC Holdings Corp.	7,025	285
Frontier Communications Corp.	52,669	285

46

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 29, 2016

		Market
		Value
	Shares	($000)
UGI Corp.	7,669	283
Westar Energy Inc. Class A	6,325	275
Aqua America Inc.	8,120	248
Piedmont Natural Gas Co. Inc.	3,748	223
OGE Energy Corp.	8,935	222
* Calpine Corp.	16,575	208
Great Plains Energy Inc.	7,033	206
Questar Corp.	8,176	203
National Fuel Gas Co.	3,904	178
Vectren Corp.	3,853	175
IDACORP Inc.	2,390	170
MDU Resources Group Inc.	9,094	166
j2 Global Inc.	2,265	166
NRG Energy Inc.	14,781	159
* Zayo Group Holdings Inc.	6,597	156
WGL Holdings Inc.	2,271	155
Hawaiian Electric Industries Inc.	5,113	150
Portland General Electric Co.	3,823	145
New Jersey Resources Corp.	3,965	137
Southwest Gas Corp.	2,146	131
Cleco Corp.	2,851	131
ONE Gas Inc.	2,254	131
Black Hills Corp.	2,331	131
NorthWestern Corp.	2,180	129
* Sprint Corp.	34,952	120
Laclede Group Inc.	1,832	120
Telephone & Data Systems Inc.	4,361	117
ALLETE Inc.	2,047	109
PNM Resources Inc.	3,359	107
Avista Corp.	2,631	99
* Avangrid Inc.	2,549	99
MGE Energy Inc.	1,645	80
Empire District Electric Co.	2,319	76
Ormat Technologies Inc.	1,987	76
South Jersey Industries Inc.	2,905	74
Cogent Communications Holdings Inc.	1,971	72
El Paso Electric Co.	1,743	71
American States Water Co.	1,542	65
* Dynegy Inc.	6,143	62
* Vonage Holdings Corp.	10,627	57
Northwest Natural Gas Co.	1,118	56
West Corp.	2,210	49
Pattern Energy Group Inc. Class A	2,881	49
California Water Service Group	1,901	47
Shenandoah Telecommunications Co.	1,931	47
Consolidated Communications Holdings Inc.	1,975	46
* 8x8 Inc.	3,768	44
Otter Tail Corp.	1,522	42
Chesapeake Utilities Corp.	603	38
* Gogo Inc.	3,255	35
Abengoa Yield plc	2,106	35
NRG Yield Inc.	2,601	34
Windstream Holdings Inc.	4,162	31
Atlantic Tele-Network Inc.	433	31
* Cincinnati Bell Inc.	8,637	30
* Globalstar Inc.	19,096	30
* Iridium Communications Inc.	3,667	25
* inContact Inc.	2,741	25
Inteliquent Inc.	1,489	25
* General Communication Inc. Class A	1,319	25
* ORBCOMM Inc.	2,868	25
* Talen Energy Corp.	3,589	23
Unitil Corp.	540	21
* United States Cellular Corp.	504	21

47

	Vanguard® Russell 3000 Index Fund
	Schedule of Investments
	February 29, 2016

					Market
					Value
				Shares	($000)
	SJW Corp.			570	21
	Connecticut Water Service Inc.			456	19
	Middlesex Water Co.			670	19
	York Water Co.			625	17
	NRG Yield Inc. Class A			1,332	17
	Spok Holdings Inc.			912	16
*	Boingo Wireless Inc.			1,819	13
*	FairPoint Communications Inc.			846	13
*	Hawaiian Telcom Holdco Inc.			507	12
*	Straight Path Communications Inc. Class B			310	10
	IDT Corp. Class B			746	10
	Atlantic Power Corp.			5,495	9
*	Lumos Networks Corp.			745	9
	Artesian Resources Corp. Class A			193	5
	Consolidated Water Co. Ltd.			481	5
*	Pendrell Corp.			9,119	5
	Genie Energy Ltd. Class B			425	4
*	NTELOS Holdings Corp.			384	4
	Spark Energy Inc. Class A			96	2
*	Intelsat SA			871	2
					55,434
	Total Common Stocks (Cost $983,278)				933,462

		Coupon
	Temporary Cash Investments (0.3%)[1]
	Money Market Fund (0.2%)
3,4	Vanguard Market Liquidity Fund	0.475%		1,988,543	1,989

				Face
			Maturity	Amount
			Date	($000)
	U.S. Government and Agency Obligations (0.1%)
5,6	Freddie Mac Discount Notes	0.220%	4/15/16	400	400
	Total Temporary Cash Investments (Cost $2,388)				2,389
	Total Investments (99.9%) (Cost $985,666)				935,851
	Other Assets and Liabilities—Net (0.1%)[4]				1,099
	Net Assets (100%)				936,950

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,371,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $1,433,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

48

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© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA18542 042016

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (0.1%)
U.S. Government Securities (0.1%)
United States Treasury Note/Bond	0.750%	2/28/18	225	225
United States Treasury Note/Bond	0.750%	2/15/19	6,120	6,092
United States Treasury Note/Bond	1.375%	1/31/21	7,230	7,280
United States Treasury Note/Bond	1.125%	2/28/21	3,060	3,047
Total U.S. Government and Agency Obligations (Cost $16,686)				16,644
Corporate Bonds (98.5%)
Finance (39.9%)
Banking (32.4%)
Abbey National Treasury Services plc	1.375%	3/13/17	7,722	7,717
Abbey National Treasury Services plc	1.650%	9/29/17	1,150	1,147
Abbey National Treasury Services plc	3.050%	8/23/18	7,245	7,415
Abbey National Treasury Services plc	2.000%	8/24/18	9,332	9,236
Abbey National Treasury Services plc	2.350%	9/10/19	11,025	10,964
Abbey National Treasury Services plc	2.375%	3/16/20	6,500	6,438
American Express Bank FSB	6.000%	9/13/17	8,380	8,913
American Express Centurion Bank	5.950%	6/12/17	300	315
American Express Centurion Bank	6.000%	9/13/17	4,754	5,055
American Express Co.	6.150%	8/28/17	12,501	13,300
American Express Co.	7.000%	3/19/18	19,230	21,130
American Express Co.	1.550%	5/22/18	9,830	9,717
American Express Co.	8.125%	5/20/19	1,600	1,898
American Express Credit Corp.	2.375%	3/24/17	15,783	15,957
American Express Credit Corp.	1.125%	6/5/17	17,873	17,795
American Express Credit Corp.	2.125%	7/27/18	8,100	8,159
American Express Credit Corp.	1.800%	7/31/18	3,830	3,812
American Express Credit Corp.	1.875%	11/5/18	5,500	5,479
American Express Credit Corp.	2.125%	3/18/19	8,065	8,060
American Express Credit Corp.	2.250%	8/15/19	10,950	10,959
American Express Credit Corp.	2.375%	5/26/20	16,450	16,400
American Express Credit Corp.	2.600%	9/14/20	9,000	9,046
Australia & New Zealand Banking Group Ltd.	1.250%	6/13/17	6,425	6,434
Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	6,625	6,662
Australia & New Zealand Banking Group Ltd.	1.500%	1/16/18	400	399
Australia & New Zealand Banking Group Ltd.	1.450%	5/15/18	6,000	5,947
Australia & New Zealand Banking Group Ltd.	2.000%	11/16/18	8,500	8,536
Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	8,875	8,912
Australia & New Zealand Banking Group Ltd.	2.700%	11/16/20	7,500	7,628
Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	8,775	8,638
Bank of America Corp.	5.420%	3/15/17	7,551	7,814
Bank of America Corp.	3.875%	3/22/17	12,986	13,286
Bank of America Corp.	5.700%	5/2/17	6,210	6,457
Bank of America Corp.	1.700%	8/25/17	8,303	8,263
Bank of America Corp.	6.400%	8/28/17	19,460	20,645
Bank of America Corp.	6.000%	9/1/17	15,599	16,468
Bank of America Corp.	5.750%	12/1/17	19,220	20,387
Bank of America Corp.	2.000%	1/11/18	23,110	23,013
Bank of America Corp.	6.875%	4/25/18	45,910	50,126
Bank of America Corp.	5.650%	5/1/18	28,390	30,308
Bank of America Corp.	1.750%	6/5/18	16,000	15,894
Bank of America Corp.	6.500%	7/15/18	3,500	3,815
Bank of America Corp.	6.875%	11/15/18	7,111	7,930
Bank of America Corp.	2.600%	1/15/19	38,257	38,440
Bank of America Corp.	5.490%	3/15/19	3,200	3,488
Bank of America Corp.	2.650%	4/1/19	19,885	20,016
Bank of America Corp.	7.625%	6/1/19	20,850	24,049
Bank of America Corp.	2.250%	4/21/20	18,450	18,084
Bank of America Corp.	5.625%	7/1/20	26,355	29,119
Bank of America Corp.	2.625%	10/19/20	17,000	16,864
Bank of America Corp.	5.875%	1/5/21	13,555	15,297
Bank of America NA	5.300%	3/15/17	14,754	15,254

1

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of America NA	6.100%	6/15/17	4,345	4,561
Bank of America NA	1.650%	3/26/18	10,875	10,813
Bank of America NA	2.050%	12/7/18	7,000	6,998
Bank of Montreal	1.300%	7/14/17	6,985	6,983
Bank of Montreal	1.400%	9/11/17	5,034	5,051
Bank of Montreal	1.450%	4/9/18	9,444	9,409
Bank of Montreal	1.400%	4/10/18	10,475	10,430
Bank of Montreal	1.800%	7/31/18	6,000	6,010
Bank of Montreal	2.375%	1/25/19	10,850	10,990
Bank of New York Mellon Corp.	1.969%	6/20/17	1,566	1,581
Bank of New York Mellon Corp.	1.350%	3/6/18	8,050	8,047
Bank of New York Mellon Corp.	2.100%	8/1/18	2,600	2,627
Bank of New York Mellon Corp.	2.100%	1/15/19	6,600	6,660
Bank of New York Mellon Corp.	2.200%	3/4/19	6,950	7,034
Bank of New York Mellon Corp.	2.200%	5/15/19	6,000	6,025
Bank of New York Mellon Corp.	5.450%	5/15/19	2,300	2,540
Bank of New York Mellon Corp.	2.300%	9/11/19	8,750	8,828
Bank of New York Mellon Corp.	4.600%	1/15/20	1,225	1,331
Bank of New York Mellon Corp.	2.150%	2/24/20	11,250	11,288
Bank of New York Mellon Corp.	2.600%	8/17/20	9,500	9,636
Bank of New York Mellon Corp.	2.450%	11/27/20	10,000	10,053
Bank of Nova Scotia	1.250%	4/11/17	7,420	7,418
Bank of Nova Scotia	1.300%	7/21/17	6,100	6,104
Bank of Nova Scotia	1.375%	12/18/17	3,384	3,377
Bank of Nova Scotia	1.450%	4/25/18	9,324	9,273
Bank of Nova Scotia	1.700%	6/11/18	5,950	5,949
Bank of Nova Scotia	2.050%	10/30/18	13,076	13,144
Bank of Nova Scotia	2.050%	6/5/19	14,400	14,388
Bank of Nova Scotia	2.350%	10/21/20	10,600	10,620
Bank of Nova Scotia	4.375%	1/13/21	4,800	5,252
Barclays Bank plc	2.500%	2/20/19	6,400	6,410
Barclays Bank plc	6.750%	5/22/19	7,604	8,715
Barclays Bank plc	5.125%	1/8/20	7,365	8,048
Barclays Bank plc	5.140%	10/14/20	9,600	10,322
Barclays plc	2.000%	3/16/18	8,000	7,868
Barclays plc	2.750%	11/8/19	9,775	9,598
Barclays plc	2.875%	6/8/20	8,500	8,139
Barclays plc	3.250%	1/12/21	14,000	13,567
BB&T Corp.	2.150%	3/22/17	4,675	4,710
BB&T Corp.	4.900%	6/30/17	2,575	2,671
BB&T Corp.	1.600%	8/15/17	11,705	11,703
BB&T Corp.	1.450%	1/12/18	3,870	3,853
BB&T Corp.	2.050%	6/19/18	6,909	6,951
BB&T Corp.	2.250%	2/1/19	2,450	2,479
BB&T Corp.	6.850%	4/30/19	3,150	3,603
BB&T Corp.	5.250%	11/1/19	4,722	5,160
BB&T Corp.	2.450%	1/15/20	11,450	11,543
Bear Stearns Cos. LLC	6.400%	10/2/17	18,720	19,998
Bear Stearns Cos. LLC	7.250%	2/1/18	25,550	28,001
Bear Stearns Cos. LLC	4.650%	7/2/18	3,000	3,172
BNP Paribas SA	2.375%	9/14/17	20,553	20,734
BNP Paribas SA	2.700%	8/20/18	5,796	5,886
BNP Paribas SA	2.400%	12/12/18	17,803	17,913
BNP Paribas SA	2.450%	3/17/19	3,040	3,062
BNP Paribas SA	2.375%	5/21/20	13,550	13,367
BNP Paribas SA	5.000%	1/15/21	20,005	22,239
BPCE SA	1.613%	7/25/17	7,100	7,097
BPCE SA	2.500%	12/10/18	9,400	9,491
BPCE SA	2.500%	7/15/19	8,625	8,679
BPCE SA	2.250%	1/27/20	9,325	9,244
BPCE SA	2.650%	2/3/21	5,470	5,469
Branch Banking & Trust Co.	1.000%	4/3/17	4,229	4,209
Branch Banking & Trust Co.	1.350%	10/1/17	5,120	5,102
Branch Banking & Trust Co.	2.300%	10/15/18	9,825	9,937

2

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Canadian Imperial Bank of Commerce	1.550%	1/23/18	9,525	9,509
Capital One Bank USA NA	1.300%	6/5/17	2,550	2,537
Capital One Bank USA NA	2.150%	11/21/18	3,700	3,658
Capital One Bank USA NA	2.250%	2/13/19	14,300	14,193
Capital One Bank USA NA	2.300%	6/5/19	5,750	5,724
Capital One Bank USA NA	8.800%	7/15/19	1,777	2,086
Capital One Financial Corp.	6.750%	9/15/17	5,320	5,676
Capital One Financial Corp.	2.450%	4/24/19	7,600	7,599
Capital One NA	1.500%	9/5/17	1,800	1,785
Capital One NA	1.650%	2/5/18	12,850	12,672
Capital One NA	1.500%	3/22/18	3,806	3,738
Capital One NA	2.350%	8/17/18	5,000	4,977
Capital One NA	2.400%	9/5/19	8,100	7,994
Citigroup Inc.	1.350%	3/10/17	8,283	8,268
Citigroup Inc.	1.550%	8/14/17	7,541	7,502
Citigroup Inc.	6.000%	8/15/17	5,665	5,995
Citigroup Inc.	6.125%	11/21/17	11,377	12,141
Citigroup Inc.	1.850%	11/24/17	13,350	13,307
Citigroup Inc.	1.800%	2/5/18	20,350	20,216
Citigroup Inc.	1.700%	4/27/18	25,400	25,123
Citigroup Inc.	1.750%	5/1/18	15,015	14,870
Citigroup Inc.	6.125%	5/15/18	7,339	7,923
Citigroup Inc.	2.150%	7/30/18	6,135	6,112
Citigroup Inc.	2.500%	9/26/18	13,081	13,168
Citigroup Inc.	2.050%	12/7/18	15,000	14,888
Citigroup Inc.	2.550%	4/8/19	21,590	21,650
Citigroup Inc.	8.500%	5/22/19	2,000	2,368
Citigroup Inc.	2.500%	7/29/19	18,375	18,419
Citigroup Inc.	2.400%	2/18/20	13,220	13,077
Citigroup Inc.	5.375%	8/9/20	4,574	5,120
Citigroup Inc.	2.650%	10/26/20	20,200	20,129
Citizens Bank NA	1.600%	12/4/17	3,575	3,533
Citizens Bank NA	2.300%	12/3/18	5,000	5,000
Citizens Bank NA	2.450%	12/4/19	3,800	3,772
City National Corp.	5.250%	9/15/20	2,050	2,288
Comerica Bank	5.200%	8/22/17	2,655	2,765
Comerica Inc.	2.125%	5/23/19	6,700	6,585
Commonwealth Bank of Australia	1.125%	3/13/17	5,350	5,341
Commonwealth Bank of Australia	1.400%	9/8/17	7,425	7,421
Commonwealth Bank of Australia	1.900%	9/18/17	13,085	13,171
Commonwealth Bank of Australia	1.625%	3/12/18	13,300	13,259
Commonwealth Bank of Australia	2.500%	9/20/18	13,603	13,809
Commonwealth Bank of Australia	1.750%	11/2/18	7,425	7,379
Commonwealth Bank of Australia	2.250%	3/13/19	15,200	15,309
Commonwealth Bank of Australia	2.300%	9/6/19	7,100	7,146
Commonwealth Bank of Australia	2.400%	11/2/20	7,325	7,301
Compass Bank	1.850%	9/29/17	2,300	2,269
Compass Bank	6.400%	10/1/17	1,730	1,822
Compass Bank	2.750%	9/29/19	2,885	2,831
Cooperatieve Rabobank UA	1.700%	3/19/18	17,650	17,654
Cooperatieve Rabobank UA	2.250%	1/14/19	12,525	12,613
Cooperatieve Rabobank UA	2.250%	1/14/20	10,000	10,020
Cooperatieve Rabobank UA	4.500%	1/11/21	11,036	12,063
Cooperatieve Rabobank UA	2.500%	1/19/21	12,000	12,019
Corpbanca SA	3.125%	1/15/18	6,600	6,610
1 Corpbanca SA	3.875%	9/22/19	2,000	2,009
Credit Suisse	1.375%	5/26/17	25,080	24,893
Credit Suisse	1.750%	1/29/18	15,850	15,749
Credit Suisse	6.000%	2/15/18	11,175	11,785
Credit Suisse	1.700%	4/27/18	15,325	15,158
Credit Suisse	2.300%	5/28/19	21,900	21,720
Credit Suisse	5.300%	8/13/19	9,328	10,151
Credit Suisse	5.400%	1/14/20	10,850	11,452
Credit Suisse	4.375%	8/5/20	1,000	1,061

3

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	15,800	15,278
1 Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	15,750	15,448
Deutsche Bank AG	1.350%	5/30/17	14,592	14,381
Deutsche Bank AG	6.000%	9/1/17	22,665	23,621
Deutsche Bank AG	1.875%	2/13/18	11,049	10,767
Deutsche Bank AG	2.500%	2/13/19	20,675	20,222
Deutsche Bank AG	2.950%	8/20/20	1,000	973
Deutsche Bank AG	3.125%	1/13/21	10,575	10,286
Discover Bank	2.000%	2/21/18	6,583	6,496
Discover Bank	2.600%	11/13/18	7,000	6,969
Discover Bank	7.000%	4/15/20	3,900	4,427
Discover Bank	3.100%	6/4/20	9,000	8,971
Discover Financial Services	6.450%	6/12/17	2,675	2,808
Fifth Third Bancorp	4.500%	6/1/18	1,875	1,974
Fifth Third Bancorp	2.300%	3/1/19	6,300	6,308
Fifth Third Bancorp	2.875%	7/27/20	12,000	12,081
Fifth Third Bank	1.350%	6/1/17	6,485	6,460
Fifth Third Bank	1.450%	2/28/18	2,800	2,774
Fifth Third Bank	2.150%	8/20/18	6,225	6,250
Fifth Third Bank	2.375%	4/25/19	7,350	7,379
First Horizon National Corp.	3.500%	12/15/20	6,750	6,696
First Niagara Financial Group Inc.	6.750%	3/19/20	3,100	3,498
First Republic Bank	2.375%	6/17/19	4,220	4,221
Goldman Sachs Group Inc.	6.250%	9/1/17	17,538	18,603
Goldman Sachs Group Inc.	5.950%	1/18/18	26,917	28,678
Goldman Sachs Group Inc.	2.375%	1/22/18	21,182	21,312
Goldman Sachs Group Inc.	6.150%	4/1/18	33,225	35,818
Goldman Sachs Group Inc.	2.900%	7/19/18	22,090	22,399
Goldman Sachs Group Inc.	2.625%	1/31/19	18,722	18,867
Goldman Sachs Group Inc.	7.500%	2/15/19	21,272	24,222
Goldman Sachs Group Inc.	2.550%	10/23/19	18,564	18,579
Goldman Sachs Group Inc.	5.375%	3/15/20	20,979	22,983
Goldman Sachs Group Inc.	2.600%	4/23/20	19,200	19,117
Goldman Sachs Group Inc.	6.000%	6/15/20	13,495	15,174
Goldman Sachs Group Inc.	2.750%	9/15/20	15,975	15,941
Goldman Sachs Group Inc.	2.875%	2/25/21	8,000	8,020
HSBC Bank USA NA	6.000%	8/9/17	4,050	4,272
HSBC Bank USA NA	4.875%	8/24/20	11,680	12,414
HSBC USA Inc.	1.500%	11/13/17	4,775	4,745
HSBC USA Inc.	1.625%	1/16/18	11,800	11,749
HSBC USA Inc.	1.700%	3/5/18	10,250	10,162
HSBC USA Inc.	2.000%	8/7/18	5,100	5,069
HSBC USA Inc.	2.625%	9/24/18	5,484	5,512
HSBC USA Inc.	2.250%	6/23/19	6,900	6,857
HSBC USA Inc.	2.375%	11/13/19	11,925	11,824
HSBC USA Inc.	2.350%	3/5/20	16,950	16,568
HSBC USA Inc.	2.750%	8/7/20	6,000	5,945
HSBC USA Inc.	5.000%	9/27/20	5,500	5,874
Huntington Bancshares Inc.	2.600%	8/2/18	2,625	2,643
Huntington Bancshares Inc.	7.000%	12/15/20	2,575	3,038
Huntington National Bank	1.375%	4/24/17	1,500	1,493
Huntington National Bank	2.000%	6/30/18	5,000	4,967
Huntington National Bank	2.200%	11/6/18	6,000	5,972
Huntington National Bank	2.200%	4/1/19	6,050	5,999
Huntington National Bank	2.400%	4/1/20	9,825	9,757
Huntington National Bank	2.875%	8/20/20	3,000	3,018
Intesa Sanpaolo SPA	3.875%	1/16/18	8,800	8,948
Intesa Sanpaolo SPA	3.875%	1/15/19	15,057	15,331
JPMorgan Chase & Co.	6.125%	6/27/17	3,783	3,991
JPMorgan Chase & Co.	2.000%	8/15/17	18,119	18,207
JPMorgan Chase & Co.	6.000%	1/15/18	41,174	44,175
JPMorgan Chase & Co.	1.800%	1/25/18	9,875	9,855
JPMorgan Chase & Co.	1.700%	3/1/18	19,325	19,261
JPMorgan Chase & Co.	1.625%	5/15/18	16,375	16,281

4

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	2.350%	1/28/19	8,850	8,938
JPMorgan Chase & Co.	6.300%	4/23/19	17,000	19,077
JPMorgan Chase & Co.	2.200%	10/22/19	12,353	12,325
JPMorgan Chase & Co.	2.250%	1/23/20	33,000	32,926
JPMorgan Chase & Co.	4.950%	3/25/20	6,404	6,978
JPMorgan Chase & Co.	2.750%	6/23/20	25,890	26,173
JPMorgan Chase & Co.	4.400%	7/22/20	19,325	20,732
JPMorgan Chase & Co.	4.250%	10/15/20	23,450	25,048
JPMorgan Chase & Co.	2.550%	10/29/20	19,950	19,941
JPMorgan Chase & Co.	2.550%	3/1/21	3,000	2,989
JPMorgan Chase Bank NA	6.000%	7/5/17	3,200	3,395
JPMorgan Chase Bank NA	6.000%	10/1/17	22,735	24,088
KeyBank NA	1.650%	2/1/18	11,150	11,114
KeyBank NA	1.700%	6/1/18	7,300	7,274
KeyBank NA	2.500%	12/15/19	2,950	2,977
KeyBank NA	2.250%	3/16/20	7,350	7,299
KeyCorp	2.300%	12/13/18	8,225	8,225
KeyCorp	2.900%	9/15/20	6,000	5,992
Lloyds Bank plc	4.200%	3/28/17	2,450	2,519
Lloyds Bank plc	1.750%	3/16/18	9,975	9,930
Lloyds Bank plc	1.750%	5/14/18	6,075	6,039
Lloyds Bank plc	2.300%	11/27/18	7,600	7,626
Lloyds Bank plc	2.350%	9/5/19	12,675	12,715
Lloyds Bank plc	2.400%	3/17/20	6,275	6,259
Lloyds Bank plc	2.700%	8/17/20	12,000	12,032
Lloyds Bank plc	6.375%	1/21/21	13,190	15,442
Manufacturers & Traders Trust Co.	1.400%	7/25/17	6,500	6,478
Manufacturers & Traders Trust Co.	6.625%	12/4/17	4,165	4,496
Manufacturers & Traders Trust Co.	1.450%	3/7/18	2,150	2,128
Manufacturers & Traders Trust Co.	2.300%	1/30/19	10,750	10,793
Manufacturers & Traders Trust Co.	2.250%	7/25/19	7,400	7,425
Manufacturers & Traders Trust Co.	2.100%	2/6/20	5,175	5,096
Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	3,000	3,026
Morgan Stanley	4.750%	3/22/17	12,867	13,288
Morgan Stanley	5.550%	4/27/17	11,945	12,461
Morgan Stanley	6.250%	8/28/17	8,775	9,320
Morgan Stanley	5.950%	12/28/17	15,775	16,841
Morgan Stanley	1.875%	1/5/18	13,861	13,827
Morgan Stanley	6.625%	4/1/18	26,100	28,393
Morgan Stanley	2.125%	4/25/18	17,025	17,012
Morgan Stanley	2.200%	12/7/18	2,000	1,998
Morgan Stanley	2.500%	1/24/19	9,250	9,300
Morgan Stanley	2.450%	2/1/19	30,000	30,129
Morgan Stanley	7.300%	5/13/19	20,197	23,091
Morgan Stanley	2.375%	7/23/19	24,150	24,102
Morgan Stanley	5.625%	9/23/19	29,237	32,091
Morgan Stanley	5.500%	1/26/20	13,925	15,298
Morgan Stanley	2.650%	1/27/20	22,250	22,241
Morgan Stanley	2.800%	6/16/20	17,000	17,088
Morgan Stanley	5.500%	7/24/20	14,336	15,874
Morgan Stanley	5.750%	1/25/21	10,806	12,133
MUFG Americas Holdings Corp.	1.625%	2/9/18	3,375	3,347
MUFG Americas Holdings Corp.	2.250%	2/10/20	8,675	8,562
MUFG Union Bank NA	2.125%	6/16/17	5,925	5,953
MUFG Union Bank NA	2.625%	9/26/18	13,850	13,968
MUFG Union Bank NA	2.250%	5/6/19	2,700	2,699
Murray Street Investment Trust I	4.647%	3/9/17	13,198	13,563
National Australia Bank Ltd.	2.750%	3/9/17	8,350	8,464
National Australia Bank Ltd.	2.300%	7/25/18	5,675	5,735
National Australia Bank Ltd.	2.000%	1/14/19	2,600	2,610
National Australia Bank Ltd.	2.625%	7/23/20	13,725	13,930
National Australia Bank Ltd.	2.625%	1/14/21	8,030	8,121
National Bank of Canada	1.450%	11/7/17	7,750	7,726
National Bank of Canada	2.100%	12/14/18	4,000	4,011

5

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
National City Bank	5.800%	6/7/17	1,735	1,817
National City Corp.	6.875%	5/15/19	9,600	10,663
Northern Trust Co.	6.500%	8/15/18	500	556
Northern Trust Corp.	3.450%	11/4/20	5,675	6,006
PNC Bank NA	4.875%	9/21/17	2,225	2,315
PNC Bank NA	1.500%	10/18/17	6,575	6,565
PNC Bank NA	6.000%	12/7/17	3,440	3,666
PNC Bank NA	1.500%	2/23/18	14,710	14,684
PNC Bank NA	6.875%	4/1/18	1,365	1,499
PNC Bank NA	1.600%	6/1/18	8,600	8,549
PNC Bank NA	1.850%	7/20/18	3,300	3,298
PNC Bank NA	1.800%	11/5/18	4,300	4,291
PNC Bank NA	2.200%	1/28/19	7,192	7,225
PNC Bank NA	2.250%	7/2/19	5,825	5,871
PNC Bank NA	2.400%	10/18/19	17,125	17,324
PNC Bank NA	2.300%	6/1/20	1,620	1,621
PNC Bank NA	2.600%	7/21/20	2,230	2,260
PNC Bank NA	2.450%	11/5/20	7,500	7,546
PNC Funding Corp.	6.700%	6/10/19	4,125	4,700
PNC Funding Corp.	5.125%	2/8/20	12,975	14,324
PNC Funding Corp.	4.375%	8/11/20	4,165	4,507
Regions Bank	7.500%	5/15/18	3,677	4,054
Regions Bank	2.250%	9/14/18	5,000	4,973
Regions Financial Corp.	2.000%	5/15/18	5,275	5,228
Royal Bank of Canada	1.000%	4/27/17	4,555	4,566
Royal Bank of Canada	1.250%	6/16/17	6,750	6,744
Royal Bank of Canada	1.400%	10/13/17	11,650	11,641
Royal Bank of Canada	1.500%	1/16/18	12,375	12,366
Royal Bank of Canada	2.200%	7/27/18	13,213	13,343
Royal Bank of Canada	1.800%	7/30/18	7,450	7,461
Royal Bank of Canada	2.000%	12/10/18	7,775	7,798
Royal Bank of Canada	2.150%	3/15/19	4,758	4,802
Royal Bank of Canada	2.150%	3/6/20	5,000	5,018
Royal Bank of Canada	2.350%	10/30/20	11,000	11,021
Royal Bank of Canada	2.500%	1/19/21	12,500	12,669
Royal Bank of Scotland Group plc	1.875%	3/31/17	6,488	6,468
Royal Bank of Scotland Group plc	6.400%	10/21/19	13,936	15,127
Royal Bank of Scotland plc	5.625%	8/24/20	1,000	1,108
Santander Bank NA	2.000%	1/12/18	5,175	5,103
Santander Bank NA	8.750%	5/30/18	2,539	2,862
Santander Holdings USA Inc.	3.450%	8/27/18	7,800	7,885
Santander Holdings USA Inc.	2.650%	4/17/20	5,125	4,946
Santander UK Group Holdings plc	2.875%	10/16/20	7,600	7,461
Santander UK Group Holdings plc	3.125%	1/8/21	8,300	8,233
Societe Generale SA	2.750%	10/12/17	11,750	11,907
Societe Generale SA	2.625%	10/1/18	2,950	3,012
State Street Bank & Trust Co.	5.250%	10/15/18	225	245
State Street Corp.	5.375%	4/30/17	300	313
State Street Corp.	4.956%	3/15/18	4,800	5,033
State Street Corp.	1.350%	5/15/18	5,950	5,913
State Street Corp.	2.550%	8/18/20	11,800	12,045
Sumitomo Mitsui Banking Corp.	1.300%	1/10/17	5,450	5,446
Sumitomo Mitsui Banking Corp.	1.350%	7/11/17	4,500	4,480
Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	7,275	7,288
Sumitomo Mitsui Banking Corp.	1.750%	1/16/18	100	100
Sumitomo Mitsui Banking Corp.	1.500%	1/18/18	4,400	4,361
Sumitomo Mitsui Banking Corp.	2.500%	7/19/18	2,225	2,246
Sumitomo Mitsui Banking Corp.	1.950%	7/23/18	9,525	9,521
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	8,400	8,468
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	11,891	11,877
Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	18,700	18,700
Sumitomo Mitsui Banking Corp.	2.650%	7/23/20	7,040	7,111
Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	3,000	2,995
SunTrust Bank	7.250%	3/15/18	4,175	4,606

6

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
SunTrust Banks Inc.	6.000%	9/11/17	2,100	2,231
SunTrust Banks Inc.	2.350%	11/1/18	7,883	7,895
SunTrust Banks Inc.	2.500%	5/1/19	4,400	4,422
SunTrust Banks Inc.	2.900%	3/3/21	3,850	3,842
Svenska Handelsbanken AB	2.875%	4/4/17	15,575	15,835
Svenska Handelsbanken AB	1.625%	3/21/18	8,250	8,226
Svenska Handelsbanken AB	2.500%	1/25/19	7,875	7,995
Svenska Handelsbanken AB	2.250%	6/17/19	5,775	5,825
Svenska Handelsbanken AB	2.400%	10/1/20	5,275	5,294
Synchrony Financial	1.875%	8/15/17	4,562	4,507
Synchrony Financial	3.000%	8/15/19	12,775	12,777
Synchrony Financial	2.700%	2/3/20	5,150	5,046
Toronto-Dominion Bank	1.125%	5/2/17	11,950	11,940
Toronto-Dominion Bank	1.625%	3/13/18	2,815	2,820
Toronto-Dominion Bank	1.400%	4/30/18	17,845	17,758
Toronto-Dominion Bank	1.750%	7/23/18	4,700	4,709
Toronto-Dominion Bank	2.625%	9/10/18	12,625	12,893
Toronto-Dominion Bank	2.125%	7/2/19	17,450	17,618
Toronto-Dominion Bank	2.250%	11/5/19	12,750	12,896
Toronto-Dominion Bank	2.500%	12/14/20	10,500	10,630
UBS AG	1.375%	6/1/17	9,300	9,275
UBS AG	1.375%	8/14/17	13,845	13,790
UBS AG	5.875%	12/20/17	1,675	1,795
UBS AG	1.800%	3/26/18	24,800	24,799
UBS AG	5.750%	4/25/18	2,294	2,488
UBS AG	2.375%	8/14/19	24,120	24,183
UBS AG	2.350%	3/26/20	9,350	9,339
UBS AG	4.875%	8/4/20	7,027	7,808
US Bancorp	1.650%	5/15/17	9,418	9,470
US Bancorp	1.950%	11/15/18	7,750	7,831
US Bancorp	2.200%	4/25/19	7,800	7,922
US Bancorp	2.350%	1/29/21	7,500	7,552
US Bank NA	1.375%	9/11/17	8,475	8,468
US Bank NA	1.350%	1/26/18	6,000	5,990
US Bank NA	1.450%	1/29/18	9,000	9,010
US Bank NA	2.125%	10/28/19	15,473	15,636
Wachovia Corp.	5.750%	6/15/17	15,900	16,753
Wachovia Corp.	5.750%	2/1/18	22,200	23,848
Wells Fargo & Co.	2.100%	5/8/17	16,200	16,359
Wells Fargo & Co.	1.150%	6/2/17	7,136	7,122
Wells Fargo & Co.	1.400%	9/8/17	10,400	10,383
Wells Fargo & Co.	5.625%	12/11/17	19,326	20,658
Wells Fargo & Co.	1.500%	1/16/18	13,875	13,852
Wells Fargo & Co.	2.150%	1/15/19	13,640	13,736
Wells Fargo & Co.	2.125%	4/22/19	10,550	10,610
Wells Fargo & Co.	2.150%	1/30/20	10,875	10,838
Wells Fargo & Co.	2.600%	7/22/20	31,278	31,640
Wells Fargo & Co.	2.550%	12/7/20	15,850	15,927
Wells Fargo & Co.	3.000%	1/22/21	7,675	7,886
Wells Fargo Bank NA	6.000%	11/15/17	9,790	10,537
Wells Fargo Bank NA	1.650%	1/22/18	7,750	7,774
Westpac Banking Corp.	1.200%	5/19/17	10,900	10,882
Westpac Banking Corp.	2.000%	8/14/17	9,164	9,253
Westpac Banking Corp.	1.500%	12/1/17	7,125	7,129
Westpac Banking Corp.	1.600%	1/12/18	8,260	8,269
Westpac Banking Corp.	1.550%	5/25/18	1,500	1,494
Westpac Banking Corp.	2.250%	7/30/18	10,400	10,507
Westpac Banking Corp.	1.950%	11/23/18	8,400	8,380
Westpac Banking Corp.	2.250%	1/17/19	12,775	12,879
Westpac Banking Corp.	4.875%	11/19/19	15,263	16,644
Westpac Banking Corp.	2.300%	5/26/20	12,500	12,603
Westpac Banking Corp.	2.600%	11/23/20	13,150	13,293

7

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Brokerage (0.9%)
Ameriprise Financial Inc.	7.300%	6/28/19	1,925	2,237
Ameriprise Financial Inc.	5.300%	3/15/20	6,325	7,044
BGC Partners Inc.	5.375%	12/9/19	2,050	2,111
BlackRock Inc.	6.250%	9/15/17	5,300	5,710
BlackRock Inc.	5.000%	12/10/19	10,100	11,239
Charles Schwab Corp.	1.500%	3/10/18	6,200	6,207
Charles Schwab Corp.	2.200%	7/25/18	2,175	2,199
Charles Schwab Corp.	4.450%	7/22/20	5,048	5,540
Eaton Vance Corp.	6.500%	10/2/17	409	434
Franklin Resources Inc.	1.375%	9/15/17	2,125	2,126
Franklin Resources Inc.	4.625%	5/20/20	2,450	2,685
Intercontinental Exchange Inc.	2.500%	10/15/18	4,525	4,582
Intercontinental Exchange Inc.	2.750%	12/1/20	7,375	7,520
Jefferies Group LLC	5.125%	4/13/18	5,492	5,666
Jefferies Group LLC	8.500%	7/15/19	5,805	6,552
Lazard Group LLC	6.850%	6/15/17	651	689
Lazard Group LLC	4.250%	11/14/20	3,750	3,849
Legg Mason Inc.	2.700%	7/15/19	3,495	3,542
Nasdaq Inc.	5.250%	1/16/18	500	526
Nasdaq Inc.	5.550%	1/15/20	6,727	7,372
Nomura Holdings Inc.	2.750%	3/19/19	8,385	8,430
Nomura Holdings Inc.	6.700%	3/4/20	10,850	12,408
NYSE Euronext	2.000%	10/5/17	8,650	8,716
Raymond James Financial Inc.	8.600%	8/15/19	2,050	2,449
Stifel Financial Corp.	3.500%	12/1/20	2,250	2,229
TD Ameritrade Holding Corp.	5.600%	12/1/19	3,425	3,863
Finance Companies (1.1%)
Air Lease Corp.	5.625%	4/1/17	8,494	8,696
Air Lease Corp.	2.125%	1/15/18	4,050	3,939
Air Lease Corp.	2.625%	9/4/18	4,600	4,462
Air Lease Corp.	3.375%	1/15/19	4,498	4,408
Air Lease Corp.	4.750%	3/1/20	3,025	3,078
Ares Capital Corp.	4.875%	11/30/18	5,325	5,384
Ares Capital Corp.	3.875%	1/15/20	4,575	4,615
FS Investment Corp.	4.000%	7/15/19	4,000	3,981
FS Investment Corp.	4.250%	1/15/20	1,325	1,318
GATX Corp.	1.250%	3/4/17	2,900	2,867
GATX Corp.	2.375%	7/30/18	1,975	1,968
GATX Corp.	2.500%	7/30/19	1,575	1,576
GATX Corp.	2.600%	3/30/20	2,825	2,723
1 GE Capital International Funding Co.	0.964%	4/15/16	3,321	3,322
1 GE Capital International Funding Co.	2.342%	11/15/20	61,374	61,950
HSBC Finance Corp.	6.676%	1/15/21	22,774	25,358
1 International Lease Finance Corp.	7.125%	9/1/18	9,075	9,869
Prospect Capital Corp.	5.000%	7/15/19	2,225	2,031
Insurance (3.6%)
ACE INA Holdings Inc.	5.800%	3/15/18	7,500	8,153
ACE INA Holdings Inc.	5.900%	6/15/19	3,625	4,096
ACE INA Holdings Inc.	2.300%	11/3/20	9,856	9,895
AEGON Funding Co. LLC	5.750%	12/15/20	3,025	3,483
Aetna Inc.	1.750%	5/15/17	600	601
Aetna Inc.	1.500%	11/15/17	3,860	3,851
Aetna Inc.	2.200%	3/15/19	5,330	5,363
Aetna Inc.	3.950%	9/1/20	3,260	3,444
Aflac Inc.	2.400%	3/16/20	5,800	5,849
Alleghany Corp.	5.625%	9/15/20	1,400	1,551
Allied World Assurance Co. Ltd.	5.500%	11/15/20	1,875	2,069
Allstate Corp.	7.450%	5/16/19	100	117
2 Allstate Corp.	6.125%	5/15/67	4,369	4,309
Alterra Finance LLC	6.250%	9/30/20	2,365	2,692
American Financial Group Inc.	9.875%	6/15/19	2,665	3,244
American International Group Inc.	5.850%	1/16/18	8,874	9,465

8

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American International Group Inc.	2.300%	7/16/19	8,665	8,599
American International Group Inc.	3.375%	8/15/20	6,250	6,313
American International Group Inc.	6.400%	12/15/20	5,325	6,080
Anthem Inc.	5.875%	6/15/17	4,912	5,174
Anthem Inc.	1.875%	1/15/18	5,325	5,317
Anthem Inc.	2.300%	7/15/18	4,698	4,724
Anthem Inc.	7.000%	2/15/19	625	703
Anthem Inc.	2.250%	8/15/19	7,565	7,509
Anthem Inc.	4.350%	8/15/20	5,305	5,704
Aon Corp.	5.000%	9/30/20	4,550	5,032
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	1,725	1,911
Assurant Inc.	2.500%	3/15/18	2,450	2,450
Axis Specialty Finance LLC	5.875%	6/1/20	6,842	7,455
AXIS Specialty Finance plc	2.650%	4/1/19	4,220	4,235
Berkshire Hathaway Finance Corp.	1.600%	5/15/17	8,824	8,890
Berkshire Hathaway Finance Corp.	1.300%	5/15/18	8,138	8,161
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	12,200	13,320
Berkshire Hathaway Finance Corp.	2.000%	8/15/18	6,775	6,890
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	6,375	6,993
Berkshire Hathaway Inc.	1.550%	2/9/18	5,075	5,104
Berkshire Hathaway Inc.	2.100%	8/14/19	2,500	2,552
Chubb Corp.	5.750%	5/15/18	4,305	4,688
2 Chubb Corp.	6.375%	3/29/67	7,455	6,001
Cigna Corp.	5.125%	6/15/20	2,680	2,962
Cigna Corp.	4.375%	12/15/20	1,000	1,080
CNA Financial Corp.	7.350%	11/15/19	1,875	2,157
CNA Financial Corp.	5.875%	8/15/20	4,402	4,852
Coventry Health Care Inc.	5.950%	3/15/17	2,780	2,904
Hartford Financial Services Group Inc.	5.375%	3/15/17	3,425	3,556
Hartford Financial Services Group Inc.	6.300%	3/15/18	4,418	4,772
Hartford Financial Services Group Inc.	6.000%	1/15/19	3,020	3,319
Hartford Financial Services Group Inc.	5.500%	3/30/20	3,850	4,266
Humana Inc.	7.200%	6/15/18	3,300	3,654
Humana Inc.	6.300%	8/1/18	2,435	2,657
Humana Inc.	2.625%	10/1/19	3,125	3,167
Kemper Corp.	6.000%	5/15/17	3,440	3,569
Lincoln National Corp.	8.750%	7/1/19	3,500	4,187
Lincoln National Corp.	6.250%	2/15/20	3,425	3,828
2 Lincoln National Corp.	6.050%	4/20/67	4,000	2,600
Manulife Financial Corp.	4.900%	9/17/20	4,000	4,439
Markel Corp.	7.125%	9/30/19	3,367	3,881
Marsh & McLennan Cos. Inc.	2.300%	4/1/17	1,450	1,461
Marsh & McLennan Cos. Inc.	2.550%	10/15/18	1,650	1,688
Marsh & McLennan Cos. Inc.	2.350%	9/10/19	2,610	2,636
Marsh & McLennan Cos. Inc.	2.350%	3/6/20	4,800	4,807
MetLife Inc.	1.756%	12/15/17	5,753	5,750
MetLife Inc.	1.903%	12/15/17	6,150	6,151
MetLife Inc.	6.817%	8/15/18	6,382	7,108
MetLife Inc.	7.717%	2/15/19	6,570	7,605
MetLife Inc.	4.750%	2/8/21	9,300	10,183
PartnerRe Finance B LLC	5.500%	6/1/20	5,145	5,669
Principal Financial Group Inc.	1.850%	11/15/17	1,935	1,938
Principal Financial Group Inc.	8.875%	5/15/19	2,575	3,052
2 Principal Financial Group Inc.	4.700%	5/15/55	3,800	3,600
2 Progressive Corp.	6.700%	6/15/67	4,567	4,350
Protective Life Corp.	7.375%	10/15/19	1,650	1,904
Prudential Financial Inc.	6.000%	12/1/17	5,496	5,862
Prudential Financial Inc.	2.300%	8/15/18	3,625	3,626
Prudential Financial Inc.	7.375%	6/15/19	4,625	5,330
Prudential Financial Inc.	2.350%	8/15/19	3,550	3,605
Prudential Financial Inc.	5.375%	6/21/20	9,589	10,611
Prudential Financial Inc.	4.500%	11/15/20	3,900	4,185
2 Prudential Financial Inc.	8.875%	6/15/68	4,405	4,801
Reinsurance Group of America Inc.	5.625%	3/15/17	4,015	4,159

9

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Reinsurance Group of America Inc.	6.450%	11/15/19	3,425	3,845
2 StanCorp Financial Group Inc.	6.900%	6/1/67	1,495	1,213
Torchmark Corp.	9.250%	6/15/19	2,500	3,019
Travelers Cos. Inc.	5.750%	12/15/17	2,200	2,366
Travelers Cos. Inc.	5.800%	5/15/18	3,650	3,972
Travelers Cos. Inc.	5.900%	6/2/19	4,415	5,006
Travelers Cos. Inc.	3.900%	11/1/20	2,975	3,201
UnitedHealth Group Inc.	6.000%	6/15/17	1,830	1,940
UnitedHealth Group Inc.	1.450%	7/17/17	7,000	7,007
UnitedHealth Group Inc.	1.400%	10/15/17	6,344	6,345
UnitedHealth Group Inc.	1.400%	12/15/17	5,650	5,647
UnitedHealth Group Inc.	6.000%	2/15/18	9,081	9,850
UnitedHealth Group Inc.	1.900%	7/16/18	10,400	10,486
UnitedHealth Group Inc.	1.700%	2/15/19	1,000	1,001
UnitedHealth Group Inc.	1.625%	3/15/19	4,275	4,274
UnitedHealth Group Inc.	2.300%	12/15/19	6,825	6,895
UnitedHealth Group Inc.	2.700%	7/15/20	13,275	13,656
UnitedHealth Group Inc.	3.875%	10/15/20	1,625	1,737
UnitedHealth Group Inc.	4.700%	2/15/21	2,850	3,171
UnitedHealth Group Inc.	2.125%	3/15/21	2,900	2,895
Unum Group	5.625%	9/15/20	1,825	1,996
Voya Financial Inc.	2.900%	2/15/18	8,625	8,699
Willis North America Inc.	6.200%	3/28/17	245	255
WR Berkley Corp.	7.375%	9/15/19	1,282	1,498
WR Berkley Corp.	5.375%	9/15/20	3,175	3,509
XLIT Ltd.	2.300%	12/15/18	3,250	3,247
Other Finance (0.0%)
ORIX Corp.	3.750%	3/9/17	3,050	3,088
XTRA Finance Corp.	5.150%	4/1/17	2,500	2,603
Real Estate Investment Trusts (1.9%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	3,000	2,980
American Campus Communities Operating Partnership
LP	3.350%	10/1/20	2,950	2,997
AvalonBay Communities Inc.	5.700%	3/15/17	1,335	1,390
AvalonBay Communities Inc.	3.625%	10/1/20	5,525	5,774
AvalonBay Communities Inc.	3.950%	1/15/21	1,000	1,066
Boston Properties LP	3.700%	11/15/18	4,765	4,933
Boston Properties LP	5.875%	10/15/19	8,259	9,167
Boston Properties LP	5.625%	11/15/20	4,275	4,778
Brandywine Operating Partnership LP	5.700%	5/1/17	4,575	4,767
Brandywine Operating Partnership LP	4.950%	4/15/18	2,375	2,479
DDR Corp.	7.500%	4/1/17	5,850	6,176
DDR Corp.	7.875%	9/1/20	2,575	3,101
DDR Corp.	3.500%	1/15/21	2,375	2,400
1 Digital Delta Holdings LLC	3.400%	10/1/20	3,350	3,406
Digital Realty Trust LP	5.875%	2/1/20	3,300	3,678
Digital Realty Trust LP	5.250%	3/15/21	2,160	2,366
Duke Realty LP	6.500%	1/15/18	750	808
Duke Realty LP	3.875%	2/15/21	1,000	1,031
EPR Properties	7.750%	7/15/20	1,000	1,181
Equity CommonWealth	6.250%	6/15/17	1,000	1,030
Equity CommonWealth	6.650%	1/15/18	1,000	1,053
Equity Commonwealth	5.875%	9/15/20	1,900	2,071
ERP Operating LP	5.750%	6/15/17	2,839	2,977
ERP Operating LP	2.375%	7/1/19	3,500	3,518
ERP Operating LP	4.750%	7/15/20	3,475	3,778
Essex Portfolio LP	5.500%	3/15/17	1,625	1,685
Federal Realty Investment Trust	2.550%	1/15/21	2,200	2,246
Government Properties Income Trust	3.750%	8/15/19	2,500	2,564
HCP Inc.	6.700%	1/30/18	6,320	6,807
HCP Inc.	3.750%	2/1/19	2,000	2,045
HCP Inc.	2.625%	2/1/20	9,125	8,938
HCP Inc.	5.375%	2/1/21	8,542	9,165

10

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Healthcare Realty Trust Inc.	5.750%	1/15/21	1,330	1,493
Highwoods Realty LP	5.850%	3/15/17	2,810	2,914
Hospitality Properties Trust	5.625%	3/15/17	975	1,004
Hospitality Properties Trust	6.700%	1/15/18	3,925	4,121
Hospitality Properties Trust	4.250%	2/15/21	3,175	3,185
Kilroy Realty LP	4.800%	7/15/18	2,950	3,103
Kimco Realty Corp.	5.700%	5/1/17	2,150	2,246
Kimco Realty Corp.	4.300%	2/1/18	3,075	3,185
Kimco Realty Corp.	6.875%	10/1/19	1,425	1,644
Liberty Property LP	6.625%	10/1/17	725	771
Liberty Property LP	4.750%	10/1/20	4,700	5,069
Mack-Cali Realty LP	2.500%	12/15/17	1,000	985
Mack-Cali Realty LP	7.750%	8/15/19	2,950	3,255
ProLogis LP	2.750%	2/15/19	3,050	3,103
ProLogis LP	3.350%	2/1/21	3,825	3,943
Realty Income Corp.	2.000%	1/31/18	2,875	2,874
Realty Income Corp.	6.750%	8/15/19	3,985	4,560
Realty Income Corp.	5.750%	1/15/21	1,000	1,126
Regency Centers LP	5.875%	6/15/17	2,062	2,166
Select Income REIT	2.850%	2/1/18	5,375	5,356
Select Income REIT	3.600%	2/1/20	150	150
Senior Housing Properties Trust	3.250%	5/1/19	4,550	4,589
Simon Property Group LP	2.150%	9/15/17	5,290	5,344
Simon Property Group LP	2.200%	2/1/19	6,800	6,878
Simon Property Group LP	10.350%	4/1/19	4,536	5,558
Simon Property Group LP	5.650%	2/1/20	6,559	7,354
Simon Property Group LP	2.500%	9/1/20	3,800	3,826
SL Green Realty Corp.	7.750%	3/15/20	2,500	2,949
Tanger Properties LP	6.125%	6/1/20	2,500	2,845
UDR Inc.	4.250%	6/1/18	2,300	2,405
UDR Inc.	3.700%	10/1/20	3,925	4,104
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	8,191	8,146
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	3,375	3,525
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	3,375	3,350
Vornado Realty LP	2.500%	6/30/19	3,325	3,291
Washington Prime Group LP	3.850%	4/1/20	1,800	1,856
Washington REIT	4.950%	10/1/20	1,875	2,032
Welltower Inc.	4.700%	9/15/17	6,859	7,126
Welltower Inc.	2.250%	3/15/18	3,436	3,431
Welltower Inc.	4.125%	4/1/19	2,600	2,704
Welltower Inc.	6.125%	4/15/20	3,275	3,688
Welltower Inc.	4.950%	1/15/21	5,785	6,233
				5,458,679
Industrial (53.5%)
Basic Industry (2.8%)
Agrium Inc.	6.750%	1/15/19	4,799	5,336
Air Products & Chemicals Inc.	1.200%	10/15/17	2,025	2,021
Air Products & Chemicals Inc.	4.375%	8/21/19	1,115	1,212
Airgas Inc.	1.650%	2/15/18	1,850	1,842
Airgas Inc.	2.375%	2/15/20	700	700
Airgas Inc.	3.050%	8/1/20	6,850	6,996
Albemarle Corp.	3.000%	12/1/19	1,675	1,648
Albemarle Corp.	4.500%	12/15/20	2,050	2,106
Barrick Gold Corp.	6.950%	4/1/19	1,888	2,026
Barrick North America Finance LLC	6.800%	9/15/18	7,296	7,589
Barrick PD Australia Finance Pty Ltd.	4.950%	1/15/20	575	562
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	514	534
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	10,806	10,689
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	11,450	12,512
Cabot Corp.	2.550%	1/15/18	1,125	1,144
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	2,615	2,953
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	1,525	1,571
CF Industries Inc.	6.875%	5/1/18	9,675	10,437

11

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CF Industries Inc.	7.125%	5/1/20	7,140	8,059
Domtar Corp.	10.750%	6/1/17	399	440
Dow Chemical Co.	8.550%	5/15/19	13,800	16,228
Dow Chemical Co.	4.250%	11/15/20	14,580	15,435
Eastman Chemical Co.	2.400%	6/1/17	11,725	11,800
Eastman Chemical Co.	2.700%	1/15/20	8,675	8,588
Ecolab Inc.	1.450%	12/8/17	3,713	3,694
Ecolab Inc.	1.550%	1/12/18	3,490	3,475
Ecolab Inc.	2.000%	1/14/19	2,300	2,323
Ecolab Inc.	2.250%	1/12/20	2,650	2,658
EI du Pont de Nemours & Co.	6.000%	7/15/18	13,003	14,215
EI du Pont de Nemours & Co.	4.625%	1/15/20	8,180	8,897
EI du Pont de Nemours & Co.	3.625%	1/15/21	4,750	4,997
Glencore Canada Corp.	5.500%	6/15/17	900	900
Goldcorp Inc.	2.125%	3/15/18	5,145	5,033
International Paper Co.	7.950%	6/15/18	9,400	10,595
International Paper Co.	9.375%	5/15/19	118	141
Lubrizol Corp.	8.875%	2/1/19	3,288	3,926
LyondellBasell Industries NV	5.000%	4/15/19	16,200	17,090
MeadWestvaco Corp.	7.375%	9/1/19	750	863
Methanex Corp.	3.250%	12/15/19	2,675	2,525
Monsanto Co.	1.150%	6/30/17	4,846	4,826
Monsanto Co.	5.125%	4/15/18	3,127	3,346
Monsanto Co.	1.850%	11/15/18	2,035	2,036
Monsanto Co.	2.125%	7/15/19	8,950	8,915
Newmont Mining Corp.	5.125%	10/1/19	5,806	6,241
Nucor Corp.	5.750%	12/1/17	6,900	7,223
Nucor Corp.	5.850%	6/1/18	5,568	5,935
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	4,883	4,970
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	1,850	2,082
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	3,475	3,802
PPG Industries Inc.	2.300%	11/15/19	9,000	9,052
PPG Industries Inc.	3.600%	11/15/20	2,825	2,948
Praxair Inc.	1.050%	11/7/17	1,925	1,916
Praxair Inc.	1.250%	11/7/18	4,800	4,765
Praxair Inc.	4.500%	8/15/19	5,175	5,619
Praxair Inc.	2.250%	9/24/20	500	506
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	17,218	18,409
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	13,760	15,958
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	3,550	3,532
Rio Tinto Finance USA plc	2.000%	3/22/17	4,525	4,497
Rio Tinto Finance USA plc	1.625%	8/21/17	8,500	8,338
Rio Tinto Finance USA plc	2.250%	12/14/18	6,130	5,979
Rohm & Haas Co.	6.000%	9/15/17	1,756	1,871
RPM International Inc.	6.500%	2/15/18	1,500	1,603
RPM International Inc.	6.125%	10/15/19	3,000	3,342
Sherwin-Williams Co.	1.350%	12/15/17	6,200	6,190
Southern Copper Corp.	5.375%	4/16/20	3,000	3,083
Vale Overseas Ltd.	5.625%	9/15/19	6,975	6,260
Vale Overseas Ltd.	4.625%	9/15/20	6,625	5,399
Valspar Corp.	7.250%	6/15/19	800	915
WestRock RKT Co.	4.450%	3/1/19	5,000	5,221
WestRock RKT Co.	3.500%	3/1/20	2,500	2,537
Weyerhaeuser Co.	7.375%	10/1/19	4,000	4,520
Capital Goods (5.6%)
3M Co.	1.000%	6/26/17	5,445	5,452
3M Co.	1.375%	8/7/18	3,875	3,898
3M Co.	1.625%	6/15/19	3,975	4,025
3M Co.	2.000%	8/7/20	3,875	3,955
ABB Finance USA Inc.	1.625%	5/8/17	620	622
Acuity Brands Lighting Inc.	6.000%	12/15/19	4,175	4,605
Bemis Co. Inc.	6.800%	8/1/19	2,900	3,285
Boeing Capital Corp.	2.900%	8/15/18	850	883

12

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Boeing Capital Corp.	4.700%	10/27/19	3,734	4,138
Boeing Co.	0.950%	5/15/18	7,210	7,151
Boeing Co.	6.000%	3/15/19	2,200	2,479
Boeing Co.	4.875%	2/15/20	9,975	11,065
Boeing Co.	1.650%	10/30/20	1,250	1,232
Caterpillar Financial Services Corp.	1.000%	3/3/17	7,437	7,436
Caterpillar Financial Services Corp.	1.625%	6/1/17	3,564	3,577
Caterpillar Financial Services Corp.	1.250%	8/18/17	5,570	5,564
Caterpillar Financial Services Corp.	1.250%	11/6/17	7,697	7,684
Caterpillar Financial Services Corp.	1.500%	2/23/18	1,000	1,000
Caterpillar Financial Services Corp.	1.300%	3/1/18	2,750	2,739
Caterpillar Financial Services Corp.	5.450%	4/15/18	2,790	3,016
Caterpillar Financial Services Corp.	2.450%	9/6/18	4,450	4,533
Caterpillar Financial Services Corp.	7.050%	10/1/18	4,000	4,522
Caterpillar Financial Services Corp.	1.800%	11/13/18	5,600	5,653
Caterpillar Financial Services Corp.	7.150%	2/15/19	12,487	14,345
Caterpillar Financial Services Corp.	2.100%	6/9/19	5,545	5,602
Caterpillar Financial Services Corp.	2.250%	12/1/19	750	756
Caterpillar Financial Services Corp.	2.000%	3/5/20	1,675	1,670
Caterpillar Financial Services Corp.	2.500%	11/13/20	4,000	4,053
Caterpillar Inc.	1.500%	6/26/17	8,519	8,522
Caterpillar Inc.	7.900%	12/15/18	7,495	8,724
Cooper US Inc.	6.100%	7/1/17	2,660	2,816
Crane Co.	2.750%	12/15/18	4,050	4,098
CRH America Inc.	8.125%	7/15/18	2,350	2,644
CRH America Inc.	5.750%	1/15/21	3,159	3,546
Danaher Corp.	5.625%	1/15/18	6,965	7,519
Danaher Corp.	1.650%	9/15/18	2,700	2,716
Danaher Corp.	5.400%	3/1/19	6,225	6,886
Danaher Corp.	2.400%	9/15/20	3,735	3,815
Deere & Co.	4.375%	10/16/19	3,064	3,343
Dover Corp.	5.450%	3/15/18	1,735	1,870
Eaton Corp.	5.300%	3/15/17	2,300	2,394
Eaton Corp.	1.500%	11/2/17	8,600	8,562
Eaton Corp.	5.600%	5/15/18	5,075	5,471
Eaton Corp.	6.950%	3/20/19	75	85
Eaton Electric Holdings LLC	3.875%	12/15/20	1,875	1,963
Emerson Electric Co.	5.375%	10/15/17	5,010	5,320
Emerson Electric Co.	5.250%	10/15/18	2,950	3,234
Emerson Electric Co.	4.875%	10/15/19	2,310	2,543
Emerson Electric Co.	4.250%	11/15/20	1,650	1,791
Fortune Brands Home & Security Inc.	3.000%	6/15/20	2,490	2,495
General Dynamics Corp.	1.000%	11/15/17	9,503	9,500
General Electric Capital Corp.	5.625%	9/15/17	15,571	16,617
General Electric Capital Corp.	5.625%	5/1/18	14,667	16,001
General Electric Capital Corp.	6.000%	8/7/19	13,609	15,596
General Electric Capital Corp.	2.100%	12/11/19	4,100	4,177
General Electric Capital Corp.	5.500%	1/8/20	8,724	9,925
General Electric Capital Corp.	2.200%	1/9/20	13,088	13,350
General Electric Capital Corp.	5.550%	5/4/20	9,139	10,470
General Electric Capital Corp.	4.375%	9/16/20	11,196	12,323
General Electric Capital Corp.	4.625%	1/7/21	8,720	9,746
General Electric Capital Corp.	5.300%	2/11/21	6,110	6,967
General Electric Co.	5.250%	12/6/17	36,918	39,572
Harris Corp.	1.999%	4/27/18	6,950	6,911
Harris Corp.	2.700%	4/27/20	3,300	3,292
Harris Corp.	4.400%	12/15/20	3,275	3,478
Honeywell International Inc.	5.300%	3/15/17	3,375	3,525
Honeywell International Inc.	5.300%	3/1/18	13,350	14,434
Honeywell International Inc.	5.000%	2/15/19	6,725	7,431
Illinois Tool Works Inc.	1.950%	3/1/19	6,175	6,270
Illinois Tool Works Inc.	6.250%	4/1/19	6,475	7,377
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	7,073	7,813
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	3,025	3,053

13

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	2,250	2,234
John Deere Capital Corp.	1.400%	3/15/17	3,417	3,428
John Deere Capital Corp.	5.500%	4/13/17	1,675	1,757
John Deere Capital Corp.	1.125%	6/12/17	1,000	999
John Deere Capital Corp.	2.800%	9/18/17	4,544	4,645
John Deere Capital Corp.	1.200%	10/10/17	3,874	3,865
John Deere Capital Corp.	1.550%	12/15/17	2,200	2,209
John Deere Capital Corp.	1.350%	1/16/18	7,150	7,134
John Deere Capital Corp.	1.300%	3/12/18	8,530	8,484
John Deere Capital Corp.	5.350%	4/3/18	2,325	2,509
John Deere Capital Corp.	1.600%	7/13/18	2,100	2,102
John Deere Capital Corp.	1.750%	8/10/18	3,700	3,710
John Deere Capital Corp.	5.750%	9/10/18	4,480	4,932
John Deere Capital Corp.	1.950%	12/13/18	6,758	6,827
John Deere Capital Corp.	1.950%	1/8/19	4,000	4,044
John Deere Capital Corp.	1.950%	3/4/19	6,300	6,354
John Deere Capital Corp.	2.250%	4/17/19	8,293	8,414
John Deere Capital Corp.	2.300%	9/16/19	2,500	2,540
John Deere Capital Corp.	1.700%	1/15/20	2,325	2,295
John Deere Capital Corp.	2.050%	3/10/20	6,250	6,262
John Deere Capital Corp.	2.375%	7/14/20	4,400	4,445
John Deere Capital Corp.	2.450%	9/11/20	3,500	3,557
John Deere Capital Corp.	2.550%	1/8/21	3,500	3,566
Kennametal Inc.	2.650%	11/1/19	3,374	3,157
L-3 Communications Corp.	1.500%	5/28/17	5,505	5,444
L-3 Communications Corp.	5.200%	10/15/19	2,950	3,152
L-3 Communications Corp.	4.750%	7/15/20	7,634	7,878
L-3 Communications Corp.	4.950%	2/15/21	6,900	7,165
Lockheed Martin Corp.	1.850%	11/23/18	6,900	6,942
Lockheed Martin Corp.	4.250%	11/15/19	8,100	8,745
Lockheed Martin Corp.	2.500%	11/23/20	9,300	9,468
Martin Marietta Materials Inc.	6.600%	4/15/18	3,050	3,266
Northrop Grumman Corp.	1.750%	6/1/18	7,175	7,167
Northrop Grumman Corp.	5.050%	8/1/19	1,675	1,831
Owens Corning	6.500%	12/1/16	197	203
Owens Corning	9.000%	6/15/19	62	72
Parker Hannifin Corp.	5.500%	5/15/18	4,128	4,463
Pentair Finance SA	1.875%	9/15/17	2,770	2,752
Pentair Finance SA	2.900%	9/15/18	1,025	1,025
Pentair Finance SA	2.650%	12/1/19	500	488
Pentair Finance SA	3.625%	9/15/20	8,000	8,026
Precision Castparts Corp.	1.250%	1/15/18	8,565	8,524
Precision Castparts Corp.	2.250%	6/15/20	4,050	4,084
Raytheon Co.	6.400%	12/15/18	3,266	3,679
Raytheon Co.	4.400%	2/15/20	4,350	4,820
Raytheon Co.	3.125%	10/15/20	9,025	9,517
Republic Services Inc.	3.800%	5/15/18	5,721	5,955
Republic Services Inc.	5.500%	9/15/19	5,820	6,435
Republic Services Inc.	5.000%	3/1/20	7,317	8,033
Rockwell Automation Inc.	5.650%	12/1/17	500	534
Rockwell Automation Inc.	2.050%	3/1/20	5,225	5,248
Rockwell Collins Inc.	5.250%	7/15/19	1,250	1,388
Roper Technologies Inc.	1.850%	11/15/17	4,575	4,569
Roper Technologies Inc.	2.050%	10/1/18	8,228	8,165
Roper Technologies Inc.	6.250%	9/1/19	1,868	2,088
Roper Technologies Inc.	3.000%	12/15/20	5,575	5,636
2 Stanley Black & Decker Inc.	5.750%	12/15/53	2,800	2,884
Textron Inc.	5.600%	12/1/17	2,775	2,920
Textron Inc.	7.250%	10/1/19	1,550	1,779
United Technologies Corp.	1.800%	6/1/17	15,874	16,005
United Technologies Corp.	5.375%	12/15/17	8,187	8,775
United Technologies Corp.	6.125%	2/1/19	10,850	12,167
United Technologies Corp.	4.500%	4/15/20	9,337	10,199
Valmont Industries Inc.	6.625%	4/20/20	668	752

14

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Waste Management Inc.	6.100%	3/15/18	5,147	5,636
Waste Management Inc.	4.750%	6/30/20	4,400	4,869
Communication (6.6%)
21st Century Fox America Inc.	7.250%	5/18/18	700	774
21st Century Fox America Inc.	8.250%	8/10/18	3,280	3,759
21st Century Fox America Inc.	6.900%	3/1/19	4,675	5,306
21st Century Fox America Inc.	5.650%	8/15/20	4,100	4,621
21st Century Fox America Inc.	4.500%	2/15/21	7,975	8,684
America Movil SAB de CV	5.625%	11/15/17	3,525	3,732
America Movil SAB de CV	5.000%	10/16/19	7,725	8,393
America Movil SAB de CV	5.000%	3/30/20	15,828	17,361
American Tower Corp.	4.500%	1/15/18	6,690	6,956
American Tower Corp.	3.400%	2/15/19	6,675	6,783
American Tower Corp.	2.800%	6/1/20	9,500	9,445
American Tower Corp.	5.050%	9/1/20	5,106	5,484
American Tower Corp.	3.300%	2/15/21	7,000	7,007
AT&T Inc.	1.600%	2/15/17	9,100	9,132
AT&T Inc.	1.700%	6/1/17	7,361	7,377
AT&T Inc.	1.400%	12/1/17	12,875	12,826
AT&T Inc.	5.500%	2/1/18	22,229	23,754
AT&T Inc.	5.600%	5/15/18	5,702	6,151
AT&T Inc.	2.375%	11/27/18	14,456	14,596
AT&T Inc.	5.800%	2/15/19	16,804	18,545
AT&T Inc.	2.300%	3/11/19	10,549	10,612
AT&T Inc.	2.450%	6/30/20	19,956	19,862
AT&T Inc.	2.800%	2/17/21	5,500	5,549
British Telecommunications plc	5.950%	1/15/18	9,290	10,009
British Telecommunications plc	2.350%	2/14/19	7,365	7,429
CBS Corp.	1.950%	7/1/17	4,325	4,345
CBS Corp.	4.625%	5/15/18	1,025	1,081
CBS Corp.	2.300%	8/15/19	4,500	4,517
CBS Corp.	5.750%	4/15/20	3,910	4,359
CBS Corp.	4.300%	2/15/21	3,125	3,288
CC Holdings GS V LLC / Crown Castle GS III Corp.	2.381%	12/15/17	8,175	8,212
1 CCO Safari II LLC	3.579%	7/23/20	17,225	17,255
Comcast Cable Communications LLC	8.875%	5/1/17	4,720	5,128
Comcast Corp.	6.300%	11/15/17	3,725	4,030
Comcast Corp.	5.875%	2/15/18	8,290	8,993
Comcast Corp.	5.700%	5/15/18	10,625	11,594
Comcast Corp.	5.700%	7/1/19	3,227	3,621
Comcast Corp.	5.150%	3/1/20	10,352	11,629
Crown Castle International Corp.	3.400%	2/15/21	2,950	2,972
Deutsche Telekom International Finance BV	6.750%	8/20/18	9,581	10,746
Deutsche Telekom International Finance BV	6.000%	7/8/19	4,925	5,515
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	2.400%	3/15/17	15,666	15,818
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	1.750%	1/15/18	5,050	5,039
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.875%	10/1/19	5,643	6,312
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	8,215	9,000
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	—	—
Discovery Communications LLC	5.625%	8/15/19	3,035	3,290
Discovery Communications LLC	5.050%	6/1/20	8,475	8,915
Electronic Arts Inc.	3.700%	3/1/21	2,000	2,024
Grupo Televisa SAB	6.000%	5/15/18	2,350	2,512
Historic TW Inc.	6.875%	6/15/18	6,514	7,219
Interpublic Group of Cos. Inc.	2.250%	11/15/17	2,250	2,209
McGraw Hill Financial Inc.	5.900%	11/15/17	2,477	2,636
McGraw Hill Financial Inc.	2.500%	8/15/18	3,500	3,514
McGraw Hill Financial Inc.	3.300%	8/14/20	4,900	5,021
Moody's Corp.	2.750%	7/15/19	4,325	4,415
Moody's Corp.	5.500%	9/1/20	2,900	3,247
NBCUniversal Media LLC	5.150%	4/30/20	17,913	20,180
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	5,425	5,422
Omnicom Group Inc.	6.250%	7/15/19	2,900	3,264

15

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Omnicom Group Inc.	4.450%	8/15/20	10,350	10,937
Orange SA	2.750%	2/6/19	9,770	9,973
Orange SA	5.375%	7/8/19	7,980	8,802
Qwest Corp.	6.500%	6/1/17	2,862	2,998
RELX Capital Inc.	8.625%	1/15/19	875	1,021
Rogers Communications Inc.	6.800%	8/15/18	12,075	13,442
Scripps Networks Interactive Inc.	2.750%	11/15/19	3,000	2,980
Scripps Networks Interactive Inc.	2.800%	6/15/20	6,450	6,354
Telefonica Emisiones SAU	6.221%	7/3/17	8,250	8,712
Telefonica Emisiones SAU	3.192%	4/27/18	11,315	11,492
Telefonica Emisiones SAU	5.877%	7/15/19	1,980	2,167
Telefonica Emisiones SAU	5.134%	4/27/20	12,525	13,451
Telefonica Emisiones SAU	5.462%	2/16/21	2,175	2,387
Telefonos de Mexico SAB de CV	5.500%	11/15/19	1,750	1,929
Thomson Reuters Corp.	1.650%	9/29/17	3,687	3,671
Thomson Reuters Corp.	6.500%	7/15/18	7,500	8,278
Thomson Reuters Corp.	4.700%	10/15/19	4,575	4,912
Time Warner Cable Inc.	5.850%	5/1/17	8,750	9,100
Time Warner Cable Inc.	6.750%	7/1/18	18,406	20,050
Time Warner Cable Inc.	8.750%	2/14/19	15,125	17,470
Time Warner Cable Inc.	8.250%	4/1/19	10,550	12,074
Time Warner Cable Inc.	5.000%	2/1/20	8,761	9,364
Time Warner Cable Inc.	4.125%	2/15/21	4,625	4,767
Time Warner Cos. Inc.	7.250%	10/15/17	983	1,065
Time Warner Inc.	2.100%	6/1/19	3,650	3,626
Time Warner Inc.	4.875%	3/15/20	10,149	10,953
Time Warner Inc.	4.700%	1/15/21	7,625	8,216
Verizon Communications Inc.	1.350%	6/9/17	10,460	10,447
Verizon Communications Inc.	1.100%	11/1/17	8,040	7,984
Verizon Communications Inc.	5.500%	2/15/18	5,250	5,597
Verizon Communications Inc.	6.100%	4/15/18	2,732	2,968
Verizon Communications Inc.	3.650%	9/14/18	22,470	23,557
Verizon Communications Inc.	6.350%	4/1/19	18,550	20,937
Verizon Communications Inc.	2.550%	6/17/19	5,425	5,552
Verizon Communications Inc.	2.625%	2/21/20	26,723	27,075
Verizon Communications Inc.	4.500%	9/15/20	28,350	30,835
Viacom Inc.	3.500%	4/1/17	2,775	2,803
Viacom Inc.	6.125%	10/5/17	4,800	5,049
Viacom Inc.	2.500%	9/1/18	4,655	4,631
Viacom Inc.	2.200%	4/1/19	4,100	4,021
Viacom Inc.	5.625%	9/15/19	2,500	2,682
Viacom Inc.	2.750%	12/15/19	3,100	3,089
Vodafone Group plc	1.625%	3/20/17	4,625	4,645
Vodafone Group plc	1.250%	9/26/17	11,815	11,773
Vodafone Group plc	1.500%	2/19/18	6,250	6,191
Vodafone Group plc	4.625%	7/15/18	10,175	10,743
Vodafone Group plc	5.450%	6/10/19	8,445	9,254
Walt Disney Co.	0.875%	5/30/17	2,550	2,547
Walt Disney Co.	6.000%	7/17/17	4,209	4,493
Walt Disney Co.	1.100%	12/1/17	10,252	10,264
Walt Disney Co.	5.875%	12/15/17	3,700	4,015
Walt Disney Co.	1.500%	9/17/18	9,200	9,292
Walt Disney Co.	1.650%	1/8/19	3,000	3,040
Walt Disney Co.	5.500%	3/15/19	150	168
Walt Disney Co.	1.850%	5/30/19	3,400	3,461
Walt Disney Co.	2.150%	9/17/20	5,700	5,808
Walt Disney Co.	2.300%	2/12/21	2,825	2,891
Consumer Cyclical (7.4%)
Advance Auto Parts Inc.	5.750%	5/1/20	2,175	2,379
Alibaba Group Holding Ltd.	1.625%	11/28/17	7,000	6,960
Alibaba Group Holding Ltd.	2.500%	11/28/19	15,850	15,755
Amazon.com Inc.	1.200%	11/29/17	4,850	4,838
Amazon.com Inc.	2.600%	12/5/19	13,800	14,156

16

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American Honda Finance Corp.	1.200%	7/14/17	4,350	4,341
American Honda Finance Corp.	1.550%	12/11/17	9,300	9,318
American Honda Finance Corp.	1.500%	3/13/18	4,475	4,467
American Honda Finance Corp.	1.600%	7/13/18	8,275	8,263
American Honda Finance Corp.	2.125%	10/10/18	9,450	9,547
American Honda Finance Corp.	2.250%	8/15/19	11,075	11,239
American Honda Finance Corp.	2.450%	9/24/20	9,700	9,893
Automatic Data Processing Inc.	2.250%	9/15/20	6,250	6,373
AutoNation Inc.	6.750%	4/15/18	2,500	2,709
AutoNation Inc.	5.500%	2/1/20	2,680	2,903
AutoNation Inc.	3.350%	1/15/21	2,150	2,148
AutoZone Inc.	7.125%	8/1/18	1,325	1,484
AutoZone Inc.	4.000%	11/15/20	2,484	2,627
Best Buy Co. Inc.	5.000%	8/1/18	223	232
Block Financial LLC	4.125%	10/1/20	4,800	4,971
BorgWarner Inc.	4.625%	9/15/20	575	622
Brinker International Inc.	2.600%	5/15/18	2,366	2,380
Carnival Corp.	1.875%	12/15/17	3,700	3,693
Carnival Corp.	3.950%	10/15/20	5,225	5,505
Costco Wholesale Corp.	5.500%	3/15/17	7,186	7,536
Costco Wholesale Corp.	1.125%	12/15/17	8,044	8,050
Costco Wholesale Corp.	1.700%	12/15/19	7,645	7,705
Costco Wholesale Corp.	1.750%	2/15/20	4,085	4,098
CVS Health Corp.	5.750%	6/1/17	7,926	8,363
CVS Health Corp.	1.900%	7/20/18	17,425	17,490
CVS Health Corp.	2.250%	12/5/18	12,407	12,543
CVS Health Corp.	2.250%	8/12/19	7,500	7,578
CVS Health Corp.	4.750%	5/18/20	3,217	3,517
CVS Health Corp.	2.800%	7/20/20	26,533	27,177
Delphi Automotive plc	3.150%	11/19/20	3,800	3,852
Dollar General Corp.	4.125%	7/15/17	4,000	4,125
Dollar General Corp.	1.875%	4/15/18	2,150	2,146
eBay Inc.	1.350%	7/15/17	4,936	4,921
eBay Inc.	2.200%	8/1/19	8,090	8,036
eBay Inc.	3.250%	10/15/20	5,435	5,534
Expedia Inc.	7.456%	8/15/18	5,275	5,831
Expedia Inc.	5.950%	8/15/20	5,350	5,818
Ford Motor Co.	6.500%	8/1/18	150	164
Ford Motor Credit Co. LLC	1.461%	3/27/17	4,100	4,072
Ford Motor Credit Co. LLC	3.000%	6/12/17	15,635	15,785
Ford Motor Credit Co. LLC	6.625%	8/15/17	9,812	10,386
Ford Motor Credit Co. LLC	1.684%	9/8/17	6,000	5,912
Ford Motor Credit Co. LLC	1.724%	12/6/17	8,500	8,381
Ford Motor Credit Co. LLC	2.145%	1/9/18	9,075	9,028
Ford Motor Credit Co. LLC	2.375%	1/16/18	14,521	14,448
Ford Motor Credit Co. LLC	5.000%	5/15/18	19,105	19,986
Ford Motor Credit Co. LLC	2.240%	6/15/18	1,300	1,281
Ford Motor Credit Co. LLC	2.875%	10/1/18	8,880	8,889
Ford Motor Credit Co. LLC	2.551%	10/5/18	500	496
Ford Motor Credit Co. LLC	2.375%	3/12/19	17,400	17,115
Ford Motor Credit Co. LLC	2.597%	11/4/19	9,900	9,740
Ford Motor Credit Co. LLC	8.125%	1/15/20	9,450	10,987
Ford Motor Credit Co. LLC	2.459%	3/27/20	1,250	1,210
Ford Motor Credit Co. LLC	3.157%	8/4/20	11,050	11,008
Ford Motor Credit Co. LLC	3.200%	1/15/21	13,400	13,273
Ford Motor Credit Co. LLC	5.750%	2/1/21	10,210	11,127
General Motors Co.	3.500%	10/2/18	11,035	11,035
General Motors Financial Co. Inc.	2.625%	7/10/17	2,639	2,626
General Motors Financial Co. Inc.	4.750%	8/15/17	5,100	5,240
General Motors Financial Co. Inc.	3.000%	9/25/17	10,369	10,382
General Motors Financial Co. Inc.	3.250%	5/15/18	6,495	6,495
General Motors Financial Co. Inc.	6.750%	6/1/18	11,100	11,905
General Motors Financial Co. Inc.	3.100%	1/15/19	5,100	5,055
General Motors Financial Co. Inc.	3.500%	7/10/19	10,897	10,897

17

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Motors Financial Co. Inc.	3.150%	1/15/20	5,865	5,733
General Motors Financial Co. Inc.	3.200%	7/13/20	16,250	15,844
General Motors Financial Co. Inc.	3.700%	11/24/20	9,160	9,023
General Motors Financial Co. Inc.	4.200%	3/1/21	2,600	2,600
Home Depot Inc.	2.250%	9/10/18	7,340	7,529
Home Depot Inc.	2.000%	6/15/19	12,755	12,997
Home Depot Inc.	3.950%	9/15/20	1,600	1,743
Home Depot Inc.	2.000%	4/1/21	3,000	3,018
Johnson Controls Inc.	1.400%	11/2/17	1,400	1,394
Johnson Controls Inc.	5.000%	3/30/20	2,950	3,195
Lowe's Cos. Inc.	1.625%	4/15/17	5,375	5,415
Lowe's Cos. Inc.	4.625%	4/15/20	4,325	4,747
Macy's Retail Holdings Inc.	7.450%	7/15/17	2,180	2,340
Macy's Retail Holdings Inc.	3.450%	1/15/21	3,500	3,511
Marriott International Inc.	6.375%	6/15/17	2,180	2,310
Marriott International Inc.	3.000%	3/1/19	3,935	4,010
Marriott International Inc.	3.375%	10/15/20	4,975	5,121
MasterCard Inc.	2.000%	4/1/19	5,625	5,710
McDonald's Corp.	5.300%	3/15/17	1,125	1,173
McDonald's Corp.	5.800%	10/15/17	3,520	3,757
McDonald's Corp.	5.350%	3/1/18	11,040	11,841
McDonald's Corp.	2.100%	12/7/18	4,800	4,859
McDonald's Corp.	5.000%	2/1/19	4,935	5,368
McDonald's Corp.	1.875%	5/29/19	5,534	5,553
McDonald's Corp.	2.200%	5/26/20	250	252
McDonald's Corp.	3.500%	7/15/20	2,675	2,820
McDonald's Corp.	2.750%	12/9/20	9,725	10,008
Nordstrom Inc.	6.250%	1/15/18	5,667	6,100
Nordstrom Inc.	4.750%	5/1/20	2,975	3,218
O'Reilly Automotive Inc.	4.875%	1/14/21	3,337	3,633
PACCAR Financial Corp.	1.600%	3/15/17	3,107	3,123
PACCAR Financial Corp.	1.100%	6/6/17	1,300	1,301
PACCAR Financial Corp.	1.400%	11/17/17	2,400	2,403
PACCAR Financial Corp.	1.450%	3/9/18	3,100	3,094
PACCAR Financial Corp.	1.400%	5/18/18	3,000	2,995
PACCAR Financial Corp.	1.750%	8/14/18	2,250	2,256
PACCAR Financial Corp.	2.200%	9/15/19	1,850	1,878
PACCAR Financial Corp.	2.500%	8/14/20	2,500	2,555
PACCAR Financial Corp.	2.250%	2/25/21	2,500	2,500
QVC Inc.	3.125%	4/1/19	2,250	2,237
Ralph Lauren Corp.	2.125%	9/26/18	1,475	1,494
Ralph Lauren Corp.	2.625%	8/18/20	2,000	2,052
Staples Inc.	2.750%	1/12/18	2,925	2,922
Starbucks Corp.	2.000%	12/5/18	3,525	3,582
Starbucks Corp.	2.100%	2/4/21	2,800	2,829
Starwood Hotels & Resorts Worldwide Inc.	6.750%	5/15/18	1,300	1,426
Target Corp.	5.375%	5/1/17	4,928	5,179
Target Corp.	6.000%	1/15/18	11,250	12,233
Target Corp.	2.300%	6/26/19	9,175	9,419
Target Corp.	3.875%	7/15/20	8,925	9,752
TJX Cos. Inc.	6.950%	4/15/19	4,775	5,504
Toyota Motor Credit Corp.	1.125%	5/16/17	7,825	7,822
Toyota Motor Credit Corp.	1.750%	5/22/17	8,925	8,983
Toyota Motor Credit Corp.	1.250%	10/5/17	9,900	9,894
Toyota Motor Credit Corp.	1.375%	1/10/18	5,544	5,554
Toyota Motor Credit Corp.	1.450%	1/12/18	9,000	9,018
Toyota Motor Credit Corp.	1.550%	7/13/18	9,750	9,738
Toyota Motor Credit Corp.	2.000%	10/24/18	7,980	8,060
Toyota Motor Credit Corp.	2.100%	1/17/19	13,654	13,854
Toyota Motor Credit Corp.	1.700%	2/19/19	6,000	6,011
Toyota Motor Credit Corp.	2.125%	7/18/19	6,600	6,669
Toyota Motor Credit Corp.	2.150%	3/12/20	14,434	14,595
Toyota Motor Credit Corp.	4.500%	6/17/20	1,750	1,925
Toyota Motor Credit Corp.	4.250%	1/11/21	4,875	5,319

18

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Visa Inc.	1.200%	12/14/17	13,500	13,545
Visa Inc.	2.200%	12/14/20	24,100	24,539
Wal-Mart Stores Inc.	5.375%	4/5/17	7,896	8,283
Wal-Mart Stores Inc.	5.800%	2/15/18	12,053	13,150
Wal-Mart Stores Inc.	1.125%	4/11/18	12,340	12,375
Wal-Mart Stores Inc.	1.950%	12/15/18	14,045	14,336
Wal-Mart Stores Inc.	4.125%	2/1/19	1,600	1,722
Wal-Mart Stores Inc.	3.625%	7/8/20	10,153	10,931
Wal-Mart Stores Inc.	3.250%	10/25/20	12,252	13,048
Walgreen Co.	5.250%	1/15/19	1,352	1,459
Walgreens Boots Alliance Inc.	1.750%	11/17/17	6,800	6,777
Walgreens Boots Alliance Inc.	2.700%	11/18/19	11,211	11,303
Western Union Co.	2.875%	12/10/17	1,965	1,995
Western Union Co.	3.650%	8/22/18	4,115	4,213
Western Union Co.	5.253%	4/1/20	2,575	2,775
Wyndham Worldwide Corp.	2.950%	3/1/17	2,700	2,703
Wyndham Worldwide Corp.	2.500%	3/1/18	2,851	2,837
Consumer Noncyclical (14.4%)
Abbott Laboratories	5.125%	4/1/19	3,690	4,008
Abbott Laboratories	2.000%	3/15/20	10,100	10,001
Abbott Laboratories	4.125%	5/27/20	4,065	4,377
AbbVie Inc.	1.750%	11/6/17	29,992	29,972
AbbVie Inc.	1.800%	5/14/18	25,300	25,230
AbbVie Inc.	2.000%	11/6/18	9,625	9,610
AbbVie Inc.	2.500%	5/14/20	28,729	28,768
Actavis Funding SCS	1.850%	3/1/17	8,028	8,049
Actavis Funding SCS	1.300%	6/15/17	3,650	3,634
Actavis Funding SCS	2.350%	3/12/18	21,200	21,305
Actavis Funding SCS	2.450%	6/15/19	7,837	7,880
Actavis Funding SCS	3.000%	3/12/20	28,000	28,452
Actavis Inc.	1.875%	10/1/17	12,893	12,906
Actavis Inc.	6.125%	8/15/19	750	838
Agilent Technologies Inc.	5.000%	7/15/20	3,225	3,532
Allergan Inc.	1.350%	3/15/18	2,825	2,797
Allergan Inc.	3.375%	9/15/20	5,393	5,530
Altria Group Inc.	9.700%	11/10/18	2,265	2,712
Altria Group Inc.	9.250%	8/6/19	6,768	8,277
Altria Group Inc.	2.625%	1/14/20	14,500	14,772
AmerisourceBergen Corp.	1.150%	5/15/17	5,075	5,044
AmerisourceBergen Corp.	4.875%	11/15/19	2,650	2,874
Amgen Inc.	2.125%	5/15/17	9,707	9,789
Amgen Inc.	1.250%	5/22/17	6,853	6,839
Amgen Inc.	5.850%	6/1/17	6,490	6,840
Amgen Inc.	6.150%	6/1/18	3,845	4,195
Amgen Inc.	5.700%	2/1/19	3,186	3,527
Amgen Inc.	2.200%	5/22/19	17,292	17,504
Amgen Inc.	4.500%	3/15/20	1,450	1,571
Amgen Inc.	2.125%	5/1/20	7,615	7,561
Amgen Inc.	3.450%	10/1/20	5,467	5,694
Anheuser-Busch Cos. LLC	5.600%	3/1/17	1,486	1,548
Anheuser-Busch Cos. LLC	5.500%	1/15/18	6,667	7,144
Anheuser-Busch Cos. LLC	5.000%	3/1/19	3,756	4,085
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	11,775	11,745
Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	31,000	31,259
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	12,500	12,686
Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	58,995	59,850
Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	22,175	22,200
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	18,235	21,194
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,572	10,020
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	9,900	11,025
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	3,300	3,638
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	1,675	1,834
Archer-Daniels-Midland Co.	5.450%	3/15/18	3,812	4,108

19

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AstraZeneca plc	5.900%	9/15/17	13,100	13,964
AstraZeneca plc	1.750%	11/16/18	8,000	8,024
AstraZeneca plc	1.950%	9/18/19	7,692	7,685
AstraZeneca plc	2.375%	11/16/20	12,000	12,069
1 Baxalta Inc.	2.000%	6/22/18	2,700	2,641
1 Baxalta Inc.	2.875%	6/23/20	7,300	7,166
Baxter International Inc.	5.900%	9/1/16	1	1
Baxter International Inc.	5.375%	6/1/18	2,725	2,974
Baxter International Inc.	1.850%	6/15/18	8,300	8,326
Baxter International Inc.	4.500%	8/15/19	2,410	2,589
Baxter International Inc.	4.250%	3/15/20	3,775	4,026
Beam Suntory Inc.	1.875%	5/15/17	1,125	1,127
Beam Suntory Inc.	1.750%	6/15/18	2,725	2,712
Becton Dickinson & Co.	1.450%	5/15/17	4,100	4,098
Becton Dickinson & Co.	1.800%	12/15/17	11,835	11,852
Becton Dickinson & Co.	5.000%	5/15/19	2,850	3,064
Becton Dickinson & Co.	6.375%	8/1/19	5,000	5,646
Becton Dickinson & Co.	2.675%	12/15/19	9,700	9,900
Becton Dickinson & Co.	3.250%	11/12/20	3,800	3,918
Bio-Rad Laboratories Inc.	4.875%	12/15/20	2,775	3,018
Biogen Inc.	6.875%	3/1/18	7,070	7,735
Biogen Inc.	2.900%	9/15/20	11,200	11,321
Boston Scientific Corp.	2.650%	10/1/18	7,285	7,376
Boston Scientific Corp.	6.000%	1/15/20	8,175	9,141
Boston Scientific Corp.	2.850%	5/15/20	4,775	4,795
Bottling Group LLC	5.125%	1/15/19	10,535	11,613
Bristol-Myers Squibb Co.	0.875%	8/1/17	5,800	5,788
Bristol-Myers Squibb Co.	1.750%	3/1/19	3,650	3,691
Brown-Forman Corp.	1.000%	1/15/18	2,150	2,128
Bunge Ltd. Finance Corp.	3.200%	6/15/17	5,165	5,206
Bunge Ltd. Finance Corp.	8.500%	6/15/19	5,100	5,952
Bunge Ltd. Finance Corp.	3.500%	11/24/20	4,100	4,130
Campbell Soup Co.	3.050%	7/15/17	2,645	2,701
Campbell Soup Co.	4.500%	2/15/19	1,110	1,189
Cardinal Health Inc.	1.900%	6/15/17	3,900	3,909
Cardinal Health Inc.	1.700%	3/15/18	6,160	6,142
Cardinal Health Inc.	1.950%	6/15/18	2,275	2,268
Cardinal Health Inc.	4.625%	12/15/20	4,050	4,452
Catholic Health Initiatives Colorado GO	1.600%	11/1/17	1,200	1,198
Celgene Corp.	1.900%	8/15/17	4,212	4,229
Celgene Corp.	2.125%	8/15/18	5,500	5,526
Celgene Corp.	2.300%	8/15/18	3,275	3,291
Celgene Corp.	2.250%	5/15/19	4,850	4,858
Celgene Corp.	2.875%	8/15/20	7,582	7,667
Celgene Corp.	3.950%	10/15/20	9,150	9,682
Church & Dwight Co. Inc.	2.450%	12/15/19	2,825	2,873
Clorox Co.	5.950%	10/15/17	3,406	3,645
Coca-Cola Co.	1.650%	3/14/18	3,741	3,787
Coca-Cola Co.	1.150%	4/1/18	14,913	14,953
Coca-Cola Co.	1.650%	11/1/18	14,745	14,961
Coca-Cola Co.	1.875%	10/27/20	5,750	5,809
Coca-Cola Co.	2.450%	11/1/20	11,800	12,165
Coca-Cola Co.	3.150%	11/15/20	6,577	7,007
Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,375	4,549
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	10,700	10,950
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	2,175	2,336
Colgate-Palmolive Co.	2.625%	5/1/17	625	637
Colgate-Palmolive Co.	0.900%	5/1/18	3,450	3,437
Colgate-Palmolive Co.	1.500%	11/1/18	1,925	1,942
Colgate-Palmolive Co.	1.750%	3/15/19	8,994	9,145
ConAgra Foods Inc.	5.819%	6/15/17	1,526	1,606
ConAgra Foods Inc.	1.900%	1/25/18	15,900	15,885
ConAgra Foods Inc.	7.000%	4/15/19	21	24
Covidien International Finance SA	6.000%	10/15/17	12,375	13,245

20

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Covidien International Finance SA	4.200%	6/15/20	325	353
CR Bard Inc.	1.375%	1/15/18	3,675	3,654
CR Bard Inc.	4.400%	1/15/21	3,293	3,577
Diageo Capital plc	1.500%	5/11/17	5,613	5,621
Diageo Capital plc	5.750%	10/23/17	9,140	9,772
Diageo Capital plc	1.125%	4/29/18	4,953	4,904
Diageo Capital plc	4.828%	7/15/20	4,210	4,662
Dignity Health California GO	2.637%	11/1/19	1,700	1,735
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	6,670	7,394
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	1,750	1,784
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	1,900	1,890
Edwards Lifesciences Corp.	2.875%	10/15/18	3,950	4,019
Eli Lilly & Co.	5.200%	3/15/17	4,170	4,347
Eli Lilly & Co.	1.250%	3/1/18	4,800	4,809
Eli Lilly & Co.	1.950%	3/15/19	5,075	5,167
Express Scripts Holding Co.	1.250%	6/2/17	2,000	1,990
Express Scripts Holding Co.	2.250%	6/15/19	5,375	5,339
Express Scripts Holding Co.	7.250%	6/15/19	7,240	8,294
Express Scripts Holding Co.	3.300%	2/25/21	1,800	1,812
General Mills Inc.	1.400%	10/20/17	2,300	2,301
General Mills Inc.	5.650%	2/15/19	8,215	9,096
General Mills Inc.	2.200%	10/21/19	6,475	6,539
Gilead Sciences Inc.	1.850%	9/4/18	7,500	7,561
Gilead Sciences Inc.	2.050%	4/1/19	7,332	7,407
Gilead Sciences Inc.	2.350%	2/1/20	4,400	4,445
Gilead Sciences Inc.	2.550%	9/1/20	16,800	17,075
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	19,455	21,195
GlaxoSmithKline Capital plc	1.500%	5/8/17	16,526	16,621
Hasbro Inc.	6.300%	9/15/17	1,975	2,105
Hershey Co.	1.600%	8/21/18	2,000	2,015
Hershey Co.	4.125%	12/1/20	2,875	3,178
Hillshire Brands Co.	4.100%	9/15/20	1,492	1,554
Ingredion Inc.	4.625%	11/1/20	2,225	2,330
JM Smucker Co.	1.750%	3/15/18	2,500	2,492
JM Smucker Co.	2.500%	3/15/20	6,025	6,077
Johnson & Johnson	5.550%	8/15/17	4,536	4,838
Johnson & Johnson	1.125%	11/21/17	2,500	2,510
Johnson & Johnson	5.150%	7/15/18	7,652	8,372
3 Johnson & Johnson	1.650%	12/5/18	6,150	6,238
Johnson & Johnson	1.125%	3/1/19	3,900	3,898
Johnson & Johnson	1.875%	12/5/19	8,680	8,864
Johnson & Johnson	2.950%	9/1/20	3,500	3,739
Johnson & Johnson	1.650%	3/1/21	1,100	1,102
Kellogg Co.	1.750%	5/17/17	2,775	2,778
Kellogg Co.	3.250%	5/21/18	450	463
Kellogg Co.	4.150%	11/15/19	4,225	4,525
Kellogg Co.	4.000%	12/15/20	6,380	6,775
Kimberly-Clark Corp.	6.125%	8/1/17	10,171	10,876
Kimberly-Clark Corp.	6.250%	7/15/18	1,478	1,638
Kimberly-Clark Corp.	7.500%	11/1/18	3,375	3,893
Kimberly-Clark Corp.	1.400%	2/15/19	5,100	5,114
Kimberly-Clark Corp.	1.900%	5/22/19	1,500	1,516
Kimberly-Clark Corp.	1.850%	3/1/20	2,025	2,032
Kimberly-Clark Corp.	3.625%	8/1/20	1,300	1,395
Kimberly-Clark Corp.	2.150%	8/15/20	1,825	1,860
Koninklijke Philips NV	5.750%	3/11/18	8,850	9,431
Kraft Foods Group Inc.	2.250%	6/5/17	8,135	8,206
Kraft Foods Group Inc.	6.125%	8/23/18	7,025	7,688
Kraft Foods Group Inc.	5.375%	2/10/20	6,954	7,695
1 Kraft Heinz Foods Co.	1.600%	6/30/17	8,000	7,992
1 Kraft Heinz Foods Co.	2.000%	7/2/18	9,725	9,707
1 Kraft Heinz Foods Co.	2.800%	7/2/20	11,055	11,188
Kroger Co.	6.400%	8/15/17	7,306	7,815
Kroger Co.	6.800%	12/15/18	860	975

21

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kroger Co.	2.000%	1/15/19	1,300	1,309
Kroger Co.	2.300%	1/15/19	9,125	9,273
Kroger Co.	6.150%	1/15/20	3,625	4,171
Kroger Co.	3.300%	1/15/21	3,700	3,865
Kroger Co.	2.600%	2/1/21	2,250	2,295
Laboratory Corp. of America Holdings	2.200%	8/23/17	8,300	8,319
Laboratory Corp. of America Holdings	2.500%	11/1/18	650	651
Laboratory Corp. of America Holdings	2.625%	2/1/20	4,767	4,763
Laboratory Corp. of America Holdings	4.625%	11/15/20	3,250	3,519
Life Technologies Corp.	6.000%	3/1/20	4,375	4,919
Life Technologies Corp.	5.000%	1/15/21	4,408	4,799
Mattel Inc.	2.350%	5/6/19	2,475	2,457
Mattel Inc.	4.350%	10/1/20	75	79
McCormick & Co. Inc.	5.750%	12/15/17	765	823
McKesson Corp.	5.700%	3/1/17	2,076	2,163
McKesson Corp.	1.292%	3/10/17	5,000	4,997
McKesson Corp.	1.400%	3/15/18	4,050	4,020
McKesson Corp.	7.500%	2/15/19	3,300	3,782
McKesson Corp.	2.284%	3/15/19	8,750	8,806
Mead Johnson Nutrition Co.	4.900%	11/1/19	4,475	4,864
Mead Johnson Nutrition Co.	3.000%	11/15/20	11,030	11,162
Medco Health Solutions Inc.	7.125%	3/15/18	10,545	11,524
Medco Health Solutions Inc.	4.125%	9/15/20	3,650	3,789
Medtronic Inc.	1.500%	3/15/18	2,900	2,912
Medtronic Inc.	1.375%	4/1/18	13,700	13,710
Medtronic Inc.	5.600%	3/15/19	3,727	4,146
Medtronic Inc.	2.500%	3/15/20	24,963	25,595
Medtronic Inc.	4.450%	3/15/20	9,257	10,099
Merck & Co. Inc.	1.100%	1/31/18	7,426	7,427
Merck & Co. Inc.	1.300%	5/18/18	8,790	8,821
Merck & Co. Inc.	1.850%	2/10/20	7,950	8,039
Merck & Co. Inc.	3.875%	1/15/21	8,911	9,645
Merck Sharp & Dohme Corp.	5.000%	6/30/19	9,725	10,796
Molson Coors Brewing Co.	2.000%	5/1/17	1,100	1,102
Mondelez International Inc.	6.500%	8/11/17	3,557	3,803
Mondelez International Inc.	6.125%	2/1/18	9,075	9,857
Mondelez International Inc.	6.125%	8/23/18	500	552
Mondelez International Inc.	2.250%	2/1/19	7,560	7,588
Mondelez International Inc.	5.375%	2/10/20	3,451	3,854
Mylan Inc.	2.600%	6/24/18	2,742	2,718
Mylan Inc.	2.550%	3/28/19	9,029	8,943
Newell Rubbermaid Inc.	2.050%	12/1/17	6,250	6,161
Newell Rubbermaid Inc.	2.150%	10/15/18	2,200	2,173
Newell Rubbermaid Inc.	2.875%	12/1/19	5,200	5,088
Novant Health Inc.	5.850%	11/1/19	1,300	1,480
Novartis Capital Corp.	4.400%	4/24/20	5,675	6,280
Novartis Securities Investment Ltd.	5.125%	2/10/19	24,190	26,732
PepsiAmericas Inc.	5.000%	5/15/17	950	996
PepsiCo Inc.	1.125%	7/17/17	4,750	4,764
PepsiCo Inc.	1.250%	8/13/17	10,969	11,000
PepsiCo Inc.	1.000%	10/13/17	3,300	3,301
PepsiCo Inc.	1.250%	4/30/18	5,200	5,213
PepsiCo Inc.	5.000%	6/1/18	14,590	15,773
PepsiCo Inc.	7.900%	11/1/18	10,864	12,634
PepsiCo Inc.	2.250%	1/7/19	3,440	3,517
PepsiCo Inc.	4.500%	1/15/20	7,225	7,952
PepsiCo Inc.	1.850%	4/30/20	9,125	9,159
PepsiCo Inc.	2.150%	10/14/20	14,765	14,950
PepsiCo Inc.	3.125%	11/1/20	3,595	3,791
Perrigo Co. plc	2.300%	11/8/18	5,125	5,007
Pfizer Inc.	1.100%	5/15/17	4,872	4,884
Pfizer Inc.	1.500%	6/15/18	13,872	14,013
Pfizer Inc.	6.200%	3/15/19	26,217	29,594
Pfizer Inc.	2.100%	5/15/19	16,216	16,541

22

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pharmacia Corp.	6.500%	12/1/18	1,340	1,509
Philip Morris International Inc.	1.625%	3/20/17	5,812	5,852
Philip Morris International Inc.	1.250%	8/11/17	2,400	2,405
Philip Morris International Inc.	1.125%	8/21/17	9,314	9,320
Philip Morris International Inc.	1.250%	11/9/17	1,100	1,101
Philip Morris International Inc.	5.650%	5/16/18	14,145	15,428
Philip Morris International Inc.	1.875%	1/15/19	12,247	12,391
Philip Morris International Inc.	4.500%	3/26/20	3,700	4,081
2 Procter & Gamble - Esop	9.360%	1/1/21	1,046	1,258
Procter & Gamble Co.	1.600%	11/15/18	4,050	4,098
Procter & Gamble Co.	4.700%	2/15/19	12,385	13,647
Procter & Gamble Co.	1.900%	11/1/19	5,700	5,829
Procter & Gamble Co.	1.850%	2/2/21	6,225	6,291
Quest Diagnostics Inc.	2.700%	4/1/19	2,200	2,224
Quest Diagnostics Inc.	4.750%	1/30/20	3,375	3,621
Quest Diagnostics Inc.	2.500%	3/30/20	2,600	2,568
Reynolds American Inc.	6.750%	6/15/17	4,870	5,223
Reynolds American Inc.	2.300%	8/21/17	2,539	2,562
Reynolds American Inc.	7.750%	6/1/18	1,350	1,522
Reynolds American Inc.	2.300%	6/12/18	9,675	9,785
Reynolds American Inc.	8.125%	6/23/19	4,842	5,712
Reynolds American Inc.	6.875%	5/1/20	4,900	5,728
Reynolds American Inc.	3.250%	6/12/20	12,930	13,435
Sanofi	1.250%	4/10/18	11,014	11,028
St. Jude Medical Inc.	2.000%	9/15/18	3,745	3,764
St. Jude Medical Inc.	2.800%	9/15/20	3,745	3,802
Stryker Corp.	1.300%	4/1/18	4,350	4,320
Stryker Corp.	4.375%	1/15/20	3,700	4,014
Sysco Corp.	5.250%	2/12/18	4,473	4,741
Sysco Corp.	5.375%	3/17/19	150	165
Sysco Corp.	2.600%	10/1/20	4,150	4,147
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	6,100	6,000
Thermo Fisher Scientific Inc.	1.850%	1/15/18	5,262	5,253
Thermo Fisher Scientific Inc.	2.150%	12/14/18	4,000	3,998
Thermo Fisher Scientific Inc.	2.400%	2/1/19	9,570	9,603
Thermo Fisher Scientific Inc.	4.700%	5/1/20	275	297
Tyson Foods Inc.	2.650%	8/15/19	13,900	14,086
Unilever Capital Corp.	0.850%	8/2/17	3,575	3,566
Unilever Capital Corp.	4.800%	2/15/19	5,625	6,165
Unilever Capital Corp.	2.200%	3/6/19	5,220	5,336
Unilever Capital Corp.	2.100%	7/30/20	5,525	5,623
Unilever Capital Corp.	4.250%	2/10/21	6,113	6,802
Whirlpool Corp.	1.350%	3/1/17	2,150	2,146
Whirlpool Corp.	1.650%	11/1/17	200	200
Whirlpool Corp.	2.400%	3/1/19	8,095	8,129
Wyeth LLC	5.450%	4/1/17	3,945	4,132
Zimmer Biomet Holdings Inc.	1.450%	4/1/17	5,120	5,106
Zimmer Biomet Holdings Inc.	2.000%	4/1/18	7,125	7,092
Zimmer Biomet Holdings Inc.	4.625%	11/30/19	3,925	4,258
Zimmer Biomet Holdings Inc.	2.700%	4/1/20	6,360	6,361
Zoetis Inc.	1.875%	2/1/18	3,300	3,276
Zoetis Inc.	3.450%	11/13/20	5,675	5,782
Energy (8.4%)
Anadarko Petroleum Corp.	6.375%	9/15/17	13,425	13,597
Anadarko Petroleum Corp.	8.700%	3/15/19	4,770	4,802
Anadarko Petroleum Corp.	6.950%	6/15/19	750	754
Apache Corp.	6.900%	9/15/18	1,775	1,868
Apache Corp.	3.625%	2/1/21	3,875	3,571
Baker Hughes Inc.	7.500%	11/15/18	5,625	6,192
Boardwalk Pipelines LP	5.750%	9/15/19	3,105	3,024
BP Capital Markets plc	1.846%	5/5/17	12,907	12,911
BP Capital Markets plc	1.375%	11/6/17	8,140	8,044
BP Capital Markets plc	1.674%	2/13/18	7,850	7,751

23

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BP Capital Markets plc	1.375%	5/10/18	12,893	12,629
BP Capital Markets plc	2.241%	9/26/18	9,200	9,133
BP Capital Markets plc	4.750%	3/10/19	7,715	8,124
BP Capital Markets plc	2.237%	5/10/19	10,875	10,763
BP Capital Markets plc	2.521%	1/15/20	6,325	6,219
BP Capital Markets plc	2.315%	2/13/20	6,950	6,787
BP Capital Markets plc	4.500%	10/1/20	8,890	9,366
Buckeye Partners LP	6.050%	1/15/18	2,525	2,578
Buckeye Partners LP	2.650%	11/15/18	3,078	2,878
Buckeye Partners LP	4.875%	2/1/21	6,933	6,344
Cameron International Corp.	6.375%	7/15/18	6,800	7,266
Canadian Natural Resources Ltd.	5.700%	5/15/17	8,314	8,324
Canadian Natural Resources Ltd.	1.750%	1/15/18	5,425	4,977
Canadian Natural Resources Ltd.	5.900%	2/1/18	1,775	1,731
Cenovus Energy Inc.	5.700%	10/15/19	1,475	1,302
Chevron Corp.	1.344%	11/9/17	10,500	10,473
Chevron Corp.	1.345%	11/15/17	9,250	9,229
Chevron Corp.	1.104%	12/5/17	9,385	9,314
Chevron Corp.	1.365%	3/2/18	14,285	14,194
Chevron Corp.	1.718%	6/24/18	21,625	21,600
Chevron Corp.	1.790%	11/16/18	8,000	7,964
Chevron Corp.	4.950%	3/3/19	15,221	16,460
Chevron Corp.	2.193%	11/15/19	4,275	4,275
Chevron Corp.	1.961%	3/3/20	14,825	14,620
Chevron Corp.	2.427%	6/24/20	7,025	7,028
Chevron Corp.	2.419%	11/17/20	8,500	8,516
1 Columbia Pipeline Group Inc.	2.450%	6/1/18	8,200	7,865
1 Columbia Pipeline Group Inc.	3.300%	6/1/20	4,800	4,495
ConocoPhillips	5.200%	5/15/18	2,590	2,687
ConocoPhillips	6.650%	7/15/18	2,489	2,631
ConocoPhillips	5.750%	2/1/19	11,394	11,855
ConocoPhillips	6.000%	1/15/20	8,136	8,539
ConocoPhillips Co.	1.050%	12/15/17	9,552	9,204
ConocoPhillips Co.	1.500%	5/15/18	4,500	4,297
ConocoPhillips Co.	2.200%	5/15/20	7,800	7,200
Devon Energy Corp.	2.250%	12/15/18	5,125	4,459
Devon Energy Corp.	6.300%	1/15/19	5,465	5,178
Diamond Offshore Drilling Inc.	5.875%	5/1/19	3,625	3,172
Dominion Gas Holdings LLC	2.500%	12/15/19	8,500	8,532
Dominion Gas Holdings LLC	2.800%	11/15/20	3,000	3,042
El Paso Natural Gas Co. LLC	5.950%	4/15/17	4,050	4,136
Enable Midstream Partners LP	2.400%	5/15/19	3,300	2,541
Enbridge Energy Partners LP	6.500%	4/15/18	2,551	2,577
Enbridge Energy Partners LP	9.875%	3/1/19	1,825	1,965
Enbridge Energy Partners LP	5.200%	3/15/20	6,250	5,944
Enbridge Energy Partners LP	4.375%	10/15/20	3,300	3,052
Enbridge Inc.	5.600%	4/1/17	1,153	1,158
Energy Transfer Partners LP	2.500%	6/15/18	4,200	3,858
Energy Transfer Partners LP	6.700%	7/1/18	10,915	10,898
Energy Transfer Partners LP	9.700%	3/15/19	2,500	2,618
Energy Transfer Partners LP	9.000%	4/15/19	1,925	1,979
Energy Transfer Partners LP	4.150%	10/1/20	3,950	3,447
EnLink Midstream Partners LP	2.700%	4/1/19	2,550	1,989
Enterprise Products Operating LLC	6.300%	9/15/17	6,119	6,425
Enterprise Products Operating LLC	6.650%	4/15/18	1,469	1,561
Enterprise Products Operating LLC	1.650%	5/7/18	3,000	2,900
Enterprise Products Operating LLC	6.500%	1/31/19	6,700	7,188
Enterprise Products Operating LLC	2.550%	10/15/19	7,175	6,958
Enterprise Products Operating LLC	5.250%	1/31/20	6,475	6,753
Enterprise Products Operating LLC	5.200%	9/1/20	9,125	9,619
2 Enterprise Products Operating LLC	7.000%	6/1/67	2,250	1,564
2 Enterprise Products Operating LLC	7.034%	1/15/68	6,601	6,485
EOG Resources Inc.	5.875%	9/15/17	3,005	3,145
EOG Resources Inc.	6.875%	10/1/18	2,075	2,253

24

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
EOG Resources Inc.	5.625%	6/1/19	9,030	9,524
EOG Resources Inc.	2.450%	4/1/20	1,500	1,434
EOG Resources Inc.	4.400%	6/1/20	8,325	8,546
EOG Resources Inc.	4.100%	2/1/21	4,675	4,734
EQT Corp.	6.500%	4/1/18	3,543	3,574
EQT Corp.	8.125%	6/1/19	5,275	5,354
Exxon Mobil Corp.	0.921%	3/15/17	4,675	4,680
Exxon Mobil Corp.	1.439%	3/1/18	20,000	20,000
Exxon Mobil Corp.	1.305%	3/6/18	9,750	9,732
Exxon Mobil Corp.	1.819%	3/15/19	14,000	14,076
Exxon Mobil Corp.	1.912%	3/6/20	13,550	13,611
Exxon Mobil Corp.	2.222%	3/1/21	18,500	18,500
FMC Technologies Inc.	2.000%	10/1/17	2,240	2,161
Halliburton Co.	2.000%	8/1/18	1,750	1,732
Halliburton Co.	5.900%	9/15/18	4,775	5,160
Halliburton Co.	6.150%	9/15/19	6,450	7,026
Halliburton Co.	2.700%	11/15/20	9,000	8,845
Hess Corp.	1.300%	6/15/17	2,300	2,197
Hess Corp.	8.125%	2/15/19	7,388	7,664
Husky Energy Inc.	6.150%	6/15/19	1,010	991
Husky Energy Inc.	7.250%	12/15/19	6,870	6,890
Kinder Morgan Energy Partners LP	5.950%	2/15/18	10,100	10,406
Kinder Morgan Energy Partners LP	2.650%	2/1/19	525	491
Kinder Morgan Energy Partners LP	9.000%	2/1/19	3,775	4,061
Kinder Morgan Energy Partners LP	6.850%	2/15/20	5,175	5,335
Kinder Morgan Energy Partners LP	6.500%	4/1/20	5,675	5,793
Kinder Morgan Energy Partners LP	5.300%	9/15/20	1,500	1,472
Kinder Morgan Inc.	7.000%	6/15/17	9,722	10,048
Kinder Morgan Inc.	2.000%	12/1/17	3,250	3,158
Kinder Morgan Inc.	7.250%	6/1/18	1,500	1,533
Kinder Morgan Inc.	3.050%	12/1/19	10,775	9,945
Kinder Morgan Inc.	6.500%	9/15/20	3,278	3,339
Magellan Midstream Partners LP	6.550%	7/15/19	3,696	4,035
Magellan Midstream Partners LP	4.250%	2/1/21	2,200	2,203
Marathon Oil Corp.	6.000%	10/1/17	2,925	2,838
Marathon Oil Corp.	5.900%	3/15/18	7,577	6,876
Marathon Oil Corp.	2.700%	6/1/20	6,075	4,313
Marathon Petroleum Corp.	2.700%	12/14/18	3,850	3,728
Marathon Petroleum Corp.	3.400%	12/15/20	3,800	3,545
Nabors Industries Inc.	6.150%	2/15/18	7,200	6,750
Nabors Industries Inc.	9.250%	1/15/19	1,550	1,459
Nabors Industries Inc.	5.000%	9/15/20	4,450	3,337
National Fuel Gas Co.	8.750%	5/1/19	2,300	2,616
National Oilwell Varco Inc.	1.350%	12/1/17	3,060	2,955
Noble Energy Inc.	8.250%	3/1/19	9,450	9,681
Noble Holding International Ltd.	2.500%	3/15/17	2,925	2,782
Noble Holding International Ltd.	4.900%	8/1/20	3,750	2,236
Occidental Petroleum Corp.	1.500%	2/15/18	4,860	4,781
Occidental Petroleum Corp.	4.100%	2/1/21	6,050	6,376
ONEOK Partners LP	2.000%	10/1/17	3,775	3,542
ONEOK Partners LP	3.200%	9/15/18	2,450	2,237
ONEOK Partners LP	8.625%	3/1/19	6,575	6,810
Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	1,561	1,608
Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	5,347	5,586
Petro-Canada	6.050%	5/15/18	3,586	3,687
Phillips 66	2.950%	5/1/17	16,865	17,069
Phillips 66 Partners LP	2.646%	2/15/20	2,225	2,061
Pioneer Natural Resources Co.	6.650%	3/15/17	2,445	2,482
Pioneer Natural Resources Co.	6.875%	5/1/18	3,075	3,188
Pioneer Natural Resources Co.	7.500%	1/15/20	3,200	3,403
Pioneer Natural Resources Co.	3.450%	1/15/21	3,800	3,577
Plains All American Pipeline LP / PAA Finance Corp.	6.500%	5/1/18	6,350	6,323
Plains All American Pipeline LP / PAA Finance Corp.	8.750%	5/1/19	5,140	5,280
Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	5,640	5,410

25

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pride International Inc.	8.500%	6/15/19	3,225	2,257
Pride International Inc.	6.875%	8/15/20	8,300	4,855
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.750%	9/1/20	5,425	5,032
Repsol Oil & Gas Canada Inc.	7.750%	6/1/19	5,200	4,641
Repsol Oil & Gas Canada Inc.	3.750%	2/1/21	4,845	3,440
Rowan Cos. Inc.	5.000%	9/1/17	1,700	1,513
Rowan Cos. Inc.	7.875%	8/1/19	3,625	2,927
Shell International Finance BV	5.200%	3/22/17	7,200	7,486
Shell International Finance BV	1.125%	8/21/17	7,295	7,243
Shell International Finance BV	1.250%	11/10/17	7,000	6,957
Shell International Finance BV	1.900%	8/10/18	9,450	9,421
Shell International Finance BV	1.625%	11/10/18	7,500	7,380
Shell International Finance BV	2.000%	11/15/18	15,525	15,408
Shell International Finance BV	4.300%	9/22/19	15,875	16,782
Shell International Finance BV	4.375%	3/25/20	6,905	7,324
Shell International Finance BV	2.125%	5/11/20	16,544	16,146
Shell International Finance BV	2.250%	11/10/20	9,000	8,809
1 Southern Natural Gas Co. LLC	5.900%	4/1/17	2,858	2,915
Southwestern Energy Co.	4.050%	1/23/20	2,127	1,372
Spectra Energy Capital LLC	6.200%	4/15/18	4,907	5,121
Spectra Energy Capital LLC	8.000%	10/1/19	4,875	5,288
Spectra Energy Partners LP	2.950%	9/25/18	9,698	9,568
Suncor Energy Inc.	6.100%	6/1/18	11,027	11,295
Sunoco Logistics Partners Operations LP	5.500%	2/15/20	1,700	1,615
Tennessee Gas Pipeline Co. LLC	7.500%	4/1/17	3,275	3,381
Total Capital Canada Ltd.	1.450%	1/15/18	11,879	11,764
Total Capital International SA	1.550%	6/28/17	11,601	11,601
Total Capital International SA	2.125%	1/10/19	7,784	7,737
Total Capital International SA	2.100%	6/19/19	6,150	6,072
Total Capital SA	2.125%	8/10/18	12,065	12,086
Total Capital SA	4.450%	6/24/20	9,250	9,898
Total Capital SA	4.125%	1/28/21	3,355	3,555
TransCanada PipeLines Ltd.	1.625%	11/9/17	10,600	10,443
TransCanada PipeLines Ltd.	1.875%	1/12/18	4,750	4,681
TransCanada PipeLines Ltd.	6.500%	8/15/18	9,317	10,066
TransCanada PipeLines Ltd.	3.125%	1/15/19	4,500	4,533
TransCanada PipeLines Ltd.	7.125%	1/15/19	2,392	2,637
TransCanada PipeLines Ltd.	3.800%	10/1/20	4,225	4,265
2 TransCanada PipeLines Ltd.	6.350%	5/15/67	7,125	4,560
Transcontinental Gas Pipe Line Co. LLC	6.050%	6/15/18	1,375	1,389
Valero Energy Corp.	6.125%	6/15/17	2,325	2,405
Valero Energy Corp.	9.375%	3/15/19	4,948	5,746
Valero Energy Corp.	6.125%	2/1/20	5,530	5,927
Western Gas Partners LP	2.600%	8/15/18	3,650	3,189
Williams Partners LP	5.250%	3/15/20	14,809	13,180
Williams Partners LP	4.125%	11/15/20	2,907	2,427
XTO Energy Inc.	6.250%	8/1/17	3,485	3,726
XTO Energy Inc.	5.500%	6/15/18	8,350	9,075
XTO Energy Inc.	6.500%	12/15/18	3,235	3,670
Other Industrial (0.0%)
Cintas Corp. No 2	6.125%	12/1/17	2,125	2,288
Yale University Connecticut GO	2.086%	4/15/19	1,400	1,429
Technology (7.0%)
Adobe Systems Inc.	4.750%	2/1/20	9,475	10,377
Altera Corp.	1.750%	5/15/17	6,575	6,624
Altera Corp.	2.500%	11/15/18	4,500	4,604
Amphenol Corp.	1.550%	9/15/17	2,075	2,069
Amphenol Corp.	2.550%	1/30/19	8,575	8,638
Apple Inc.	1.050%	5/5/17	11,350	11,379
Apple Inc.	0.900%	5/12/17	6,420	6,425
Apple Inc.	1.000%	5/3/18	32,123	32,041
Apple Inc.	2.100%	5/6/19	17,245	17,605

26

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Apple Inc.	1.550%	2/7/20	8,175	8,136
Apple Inc.	2.000%	5/6/20	13,500	13,665
Apple Inc.	2.250%	2/23/21	22,500	22,834
Applied Materials Inc.	2.625%	10/1/20	4,000	4,092
Arrow Electronics Inc.	3.000%	3/1/18	3,100	3,117
Arrow Electronics Inc.	6.000%	4/1/20	1,400	1,524
Autodesk Inc.	1.950%	12/15/17	3,025	2,999
Autodesk Inc.	3.125%	6/15/20	4,500	4,520
Avnet Inc.	5.875%	6/15/20	1,575	1,738
Baidu Inc.	2.250%	11/28/17	5,900	5,914
Baidu Inc.	3.250%	8/6/18	7,500	7,645
Baidu Inc.	2.750%	6/9/19	7,266	7,262
Baidu Inc.	3.000%	6/30/20	5,500	5,513
Broadridge Financial Solutions Inc.	3.950%	9/1/20	300	316
CA Inc.	2.875%	8/15/18	1,850	1,866
CA Inc.	5.375%	12/1/19	4,925	5,377
CA Inc.	3.600%	8/1/20	3,000	3,079
CDK Global Inc.	3.300%	10/15/19	1,500	1,510
Cisco Systems Inc.	1.100%	3/3/17	12,504	12,539
Cisco Systems Inc.	3.150%	3/14/17	7,291	7,456
Cisco Systems Inc.	1.400%	2/28/18	7,300	7,326
Cisco Systems Inc.	1.650%	6/15/18	5,025	5,059
Cisco Systems Inc.	4.950%	2/15/19	20,631	22,705
Cisco Systems Inc.	2.125%	3/1/19	17,700	18,067
Cisco Systems Inc.	4.450%	1/15/20	22,410	24,560
Cisco Systems Inc.	2.450%	6/15/20	11,851	12,135
Cisco Systems Inc.	2.200%	2/28/21	14,500	14,640
Computer Sciences Corp.	6.500%	3/15/18	5,450	6,029
Corning Inc.	1.450%	11/15/17	850	844
Corning Inc.	1.500%	5/8/18	2,750	2,723
Corning Inc.	6.625%	5/15/19	3,155	3,556
Corning Inc.	4.250%	8/15/20	2,000	2,126
Dun & Bradstreet Corp.	3.250%	12/1/17	2,100	2,124
EMC Corp.	1.875%	6/1/18	15,700	15,131
EMC Corp.	2.650%	6/1/20	18,680	16,949
Equifax Inc.	6.300%	7/1/17	1,800	1,909
Fidelity National Information Services Inc.	1.450%	6/5/17	8,326	8,248
Fidelity National Information Services Inc.	2.000%	4/15/18	475	472
Fidelity National Information Services Inc.	2.850%	10/15/18	3,650	3,679
Fidelity National Information Services Inc.	3.625%	10/15/20	14,485	14,787
Fiserv Inc.	2.700%	6/1/20	5,700	5,747
Fiserv Inc.	4.625%	10/1/20	5,454	5,953
1 Hewlett Packard Enterprise Co.	2.450%	10/5/17	16,625	16,602
1 Hewlett Packard Enterprise Co.	2.850%	10/5/18	19,525	19,535
1 Hewlett Packard Enterprise Co.	3.600%	10/15/20	22,725	22,614
HP Inc.	3.750%	12/1/20	457	468
HP Inc.	4.650%	12/9/21	5,000	5,102
Intel Corp.	1.350%	12/15/17	26,033	26,157
Intel Corp.	2.450%	7/29/20	11,175	11,412
International Business Machines Corp.	5.700%	9/14/17	22,541	24,096
International Business Machines Corp.	1.125%	2/6/18	14,000	13,951
International Business Machines Corp.	1.250%	2/8/18	11,025	11,015
International Business Machines Corp.	7.625%	10/15/18	11,435	13,159
International Business Machines Corp.	1.950%	2/12/19	4,350	4,392
International Business Machines Corp.	1.875%	5/15/19	3,775	3,808
International Business Machines Corp.	1.800%	5/17/19	7,000	7,005
International Business Machines Corp.	8.375%	11/1/19	3,389	4,165
International Business Machines Corp.	1.625%	5/15/20	11,700	11,653
International Business Machines Corp.	2.250%	2/19/21	7,200	7,245
Intuit Inc.	5.750%	3/15/17	3,350	3,492
Jabil Circuit Inc.	8.250%	3/15/18	1,550	1,682
Jabil Circuit Inc.	5.625%	12/15/20	3,000	3,098
Juniper Networks Inc.	3.125%	2/26/19	2,800	2,808
Juniper Networks Inc.	3.300%	6/15/20	2,200	2,222

27

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Keysight Technologies Inc.	3.300%	10/30/19	3,800	3,768
KLA-Tencor Corp.	3.375%	11/1/19	1,200	1,220
Lam Research Corp.	2.750%	3/15/20	4,730	4,597
Lexmark International Inc.	6.650%	6/1/18	1,600	1,693
Lexmark International Inc.	5.125%	3/15/20	3,600	3,654
Maxim Integrated Products Inc.	2.500%	11/15/18	3,785	3,794
Microsoft Corp.	0.875%	11/15/17	3,100	3,098
Microsoft Corp.	1.000%	5/1/18	2,848	2,834
Microsoft Corp.	1.300%	11/3/18	18,600	18,673
Microsoft Corp.	1.625%	12/6/18	1,750	1,777
Microsoft Corp.	4.200%	6/1/19	8,495	9,274
Microsoft Corp.	1.850%	2/12/20	6,167	6,257
Microsoft Corp.	3.000%	10/1/20	11,920	12,645
Microsoft Corp.	2.000%	11/3/20	25,100	25,509
National Semiconductor Corp.	6.600%	6/15/17	3,850	4,112
NetApp Inc.	2.000%	12/15/17	4,499	4,501
Oracle Corp.	1.200%	10/15/17	17,302	17,349
Oracle Corp.	5.750%	4/15/18	20,474	22,316
Oracle Corp.	2.375%	1/15/19	15,750	16,177
Oracle Corp.	5.000%	7/8/19	17,083	18,965
Oracle Corp.	2.250%	10/8/19	18,496	18,944
Oracle Corp.	3.875%	7/15/20	3,625	3,924
Pitney Bowes Inc.	5.750%	9/15/17	3,080	3,235
Pitney Bowes Inc.	5.600%	3/15/18	725	764
Pitney Bowes Inc.	4.750%	5/15/18	2,905	3,052
Pitney Bowes Inc.	6.250%	3/15/19	500	549
QUALCOMM Inc.	1.400%	5/18/18	3,500	3,492
QUALCOMM Inc.	2.250%	5/20/20	18,000	18,191
Seagate HDD Cayman	3.750%	11/15/18	5,825	5,752
1 Semiconductor Manufacturing International Corp.	4.125%	10/7/19	3,500	3,527
Symantec Corp.	2.750%	6/15/17	4,003	4,002
Symantec Corp.	4.200%	9/15/20	5,925	5,928
Tech Data Corp.	3.750%	9/21/17	1,700	1,731
Texas Instruments Inc.	1.000%	5/1/18	8,175	8,165
Texas Instruments Inc.	1.650%	8/3/19	4,334	4,332
Texas Instruments Inc.	1.750%	5/1/20	1,896	1,896
Total System Services Inc.	2.375%	6/1/18	4,275	4,218
Tyco Electronics Group SA	6.550%	10/1/17	10,395	11,187
Tyco Electronics Group SA	2.375%	12/17/18	1,760	1,770
Tyco Electronics Group SA	2.350%	8/1/19	3,715	3,729
Xerox Corp.	2.950%	3/15/17	5,150	5,161
Xerox Corp.	6.350%	5/15/18	5,020	5,273
Xerox Corp.	2.750%	3/15/19	5,000	4,758
Xerox Corp.	5.625%	12/15/19	4,300	4,387
Xerox Corp.	2.800%	5/15/20	1,650	1,487
Xerox Corp.	2.750%	9/1/20	5,425	4,905
Xilinx Inc.	2.125%	3/15/19	3,290	3,266
Transportation (1.3%)
Burlington Northern Santa Fe LLC	5.650%	5/1/17	3,756	3,937
Burlington Northern Santa Fe LLC	5.750%	3/15/18	5,100	5,510
Burlington Northern Santa Fe LLC	4.700%	10/1/19	5,082	5,516
Burlington Northern Santa Fe LLC	3.600%	9/1/20	1,675	1,765
Canadian National Railway Co.	5.850%	11/15/17	1,300	1,391
Canadian National Railway Co.	5.550%	5/15/18	1,900	2,060
Canadian National Railway Co.	5.550%	3/1/19	3,300	3,659
Canadian Pacific Railway Co.	6.500%	5/15/18	1,639	1,789
Canadian Pacific Railway Co.	7.250%	5/15/19	3,980	4,562
2 Continental Airlines 2009-1 Pass Through Trust	9.000%	1/8/18	1,139	1,165
2 Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	2,727	3,071
2 Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	1,617	1,690
CSX Corp.	5.600%	5/1/17	2,845	2,976
CSX Corp.	7.900%	5/1/17	1,750	1,876
CSX Corp.	6.250%	3/15/18	6,925	7,558

28

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CSX Corp.	7.375%	2/1/19	3,425	3,940
CSX Corp.	3.700%	10/30/20	1,199	1,266
2 Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	2,324	2,603
2 Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	1,081	1,158
2 Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	1,980	2,079
2 Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	1,877	1,981
FedEx Corp.	8.000%	1/15/19	4,550	5,321
FedEx Corp.	2.300%	2/1/20	1,700	1,715
JB Hunt Transport Services Inc.	2.400%	3/15/19	1,950	1,947
1 Kansas City Southern	2.350%	5/15/20	2,150	2,075
Norfolk Southern Corp.	7.700%	5/15/17	4,299	4,617
Norfolk Southern Corp.	5.750%	4/1/18	4,238	4,572
Norfolk Southern Corp.	5.900%	6/15/19	4,515	5,027
2 Northwest Airlines 2007-1 Class A Pass Through Trust	7.027%	5/1/21	1,651	1,827
Ryder System Inc.	2.500%	3/1/17	2,650	2,668
Ryder System Inc.	3.500%	6/1/17	1,975	2,016
Ryder System Inc.	2.500%	3/1/18	2,470	2,478
Ryder System Inc.	2.450%	11/15/18	2,675	2,699
Ryder System Inc.	2.350%	2/26/19	2,025	2,034
Ryder System Inc.	2.550%	6/1/19	2,400	2,397
Ryder System Inc.	2.450%	9/3/19	3,050	3,042
Ryder System Inc.	2.650%	3/2/20	5,000	4,893
Ryder System Inc.	2.500%	5/11/20	3,100	3,015
Ryder System Inc.	2.875%	9/1/20	3,050	3,030
Southern Railway Co.	9.750%	6/15/20	1,286	1,665
Southwest Airlines Co.	5.125%	3/1/17	1,700	1,759
Southwest Airlines Co.	2.750%	11/6/19	3,000	3,072
Southwest Airlines Co.	2.650%	11/5/20	2,825	2,854
Union Pacific Corp.	5.750%	11/15/17	2,625	2,816
Union Pacific Corp.	5.700%	8/15/18	2,775	3,050
Union Pacific Corp.	2.250%	2/15/19	2,700	2,747
Union Pacific Corp.	1.800%	2/1/20	2,450	2,429
Union Pacific Corp.	2.250%	6/19/20	4,100	4,156
Union Pacific Corp.	4.000%	2/1/21	3,875	4,193
United Parcel Service Inc.	1.125%	10/1/17	8,125	8,146
United Parcel Service Inc.	5.500%	1/15/18	6,870	7,430
United Parcel Service Inc.	5.125%	4/1/19	7,645	8,467
United Parcel Service Inc.	3.125%	1/15/21	8,900	9,432
United Parcel Service of America Inc.	8.375%	4/1/20	800	1,000
				7,320,972
Utilities (5.1%)
Electric (4.6%)
Alabama Power Co.	5.500%	10/15/17	1,925	2,042
Alabama Power Co.	3.375%	10/1/20	745	781
Ameren Corp.	2.700%	11/15/20	3,875	3,925
Ameren Illinois Co.	6.125%	11/15/17	1,275	1,371
American Electric Power Co. Inc.	1.650%	12/15/17	6,847	6,801
Appalachian Power Co.	5.000%	6/1/17	210	218
Arizona Public Service Co.	8.750%	3/1/19	6,227	7,418
Arizona Public Service Co.	2.200%	1/15/20	1,500	1,508
Atlantic City Electric Co.	7.750%	11/15/18	750	865
Avista Corp.	5.950%	6/1/18	1,460	1,594
Berkshire Hathaway Energy Co.	1.100%	5/15/17	3,750	3,739
Berkshire Hathaway Energy Co.	5.750%	4/1/18	6,745	7,264
Berkshire Hathaway Energy Co.	2.000%	11/15/18	3,068	3,073
Berkshire Hathaway Energy Co.	2.400%	2/1/20	2,900	2,942
Black Hills Corp.	2.500%	1/11/19	1,925	1,938
CenterPoint Energy Inc.	6.500%	5/1/18	4,749	5,170
Cleco Power LLC	6.650%	6/15/18	817	894
Cleveland Electric Illuminating Co.	7.880%	11/1/17	2,128	2,325
Cleveland Electric Illuminating Co.	8.875%	11/15/18	500	587
CMS Energy Corp.	6.550%	7/17/17	1,050	1,117
CMS Energy Corp.	5.050%	2/15/18	1,000	1,059

29

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CMS Energy Corp.	8.750%	6/15/19	7,125	8,591
CMS Energy Corp.	6.250%	2/1/20	1,375	1,573
Commonwealth Edison Co.	6.150%	9/15/17	3,125	3,344
Commonwealth Edison Co.	5.800%	3/15/18	5,550	6,014
Commonwealth Edison Co.	2.150%	1/15/19	7,375	7,479
Commonwealth Edison Co.	4.000%	8/1/20	2,625	2,816
Connecticut Light & Power Co.	5.650%	5/1/18	5,800	6,302
Connecticut Light & Power Co.	5.500%	2/1/19	2,125	2,362
Consolidated Edison Co. of New York Inc.	5.850%	4/1/18	5,525	5,989
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	4,825	5,508
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	3,675	4,185
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	1,550	1,699
Constellation Energy Group Inc.	5.150%	12/1/20	4,650	5,126
Consumers Energy Co.	5.650%	9/15/18	2,000	2,186
Consumers Energy Co.	6.125%	3/15/19	5,400	6,084
Consumers Energy Co.	6.700%	9/15/19	175	203
Consumers Energy Co.	5.650%	4/15/20	2,875	3,294
Dominion Resources Inc.	1.250%	3/15/17	2,925	2,917
Dominion Resources Inc.	1.400%	9/15/17	5,600	5,565
Dominion Resources Inc.	1.900%	6/15/18	500	497
Dominion Resources Inc.	6.400%	6/15/18	2,740	2,997
Dominion Resources Inc.	5.200%	8/15/19	2,650	2,900
Dominion Resources Inc.	2.500%	12/1/19	10,687	10,769
DTE Electric Co.	5.600%	6/15/18	850	926
DTE Electric Co.	3.450%	10/1/20	3,675	3,902
DTE Energy Co.	2.400%	12/1/19	5,900	5,947
Duke Energy Carolinas LLC	1.750%	12/15/16	2,725	2,737
Duke Energy Carolinas LLC	5.100%	4/15/18	5,432	5,845
Duke Energy Carolinas LLC	7.000%	11/15/18	2,527	2,874
Duke Energy Carolinas LLC	4.300%	6/15/20	1,775	1,954
Duke Energy Corp.	1.625%	8/15/17	5,300	5,296
Duke Energy Corp.	2.100%	6/15/18	7,690	7,721
Duke Energy Corp.	6.250%	6/15/18	2,000	2,192
Duke Energy Corp.	5.050%	9/15/19	7,420	8,107
Duke Energy Florida LLC	5.800%	9/15/17	265	282
Duke Energy Florida LLC	5.650%	6/15/18	5,897	6,427
Duke Energy Indiana LLC	3.750%	7/15/20	2,200	2,353
Duke Energy Ohio Inc.	5.450%	4/1/19	4,613	5,127
Duke Energy Progress LLC	5.300%	1/15/19	5,883	6,484
Edison International	3.750%	9/15/17	5,565	5,733
Entergy Corp.	5.125%	9/15/20	875	954
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	2,825	3,074
Entergy Gulf States Louisiana LLC	3.950%	10/1/20	3,810	4,094
Entergy Louisiana LLC	6.500%	9/1/18	3,075	3,424
Entergy Texas Inc.	7.125%	2/1/19	5,655	6,418
Eversource Energy	1.450%	5/1/18	3,200	3,168
Eversource Energy	4.500%	11/15/19	1,487	1,606
Exelon Corp.	1.550%	6/9/17	3,020	3,006
Exelon Corp.	2.850%	6/15/20	2,500	2,522
Exelon Generation Co. LLC	6.200%	10/1/17	5,263	5,606
Exelon Generation Co. LLC	5.200%	10/1/19	5,550	5,991
Exelon Generation Co. LLC	2.950%	1/15/20	11,600	11,608
Exelon Generation Co. LLC	4.000%	10/1/20	5,575	5,758
Florida Power & Light Co.	5.550%	11/1/17	2,477	2,646
Georgia Power Co.	5.700%	6/1/17	1,300	1,364
Georgia Power Co.	5.400%	6/1/18	2,500	2,714
Georgia Power Co.	1.950%	12/1/18	8,010	8,057
Georgia Power Co.	4.250%	12/1/19	3,655	3,936
Indiana Michigan Power Co.	7.000%	3/15/19	3,817	4,339
Jersey Central Power & Light Co.	5.650%	6/1/17	1,500	1,561
Kansas City Power & Light Co.	6.375%	3/1/18	3,346	3,649
Kansas City Power & Light Co.	7.150%	4/1/19	4,300	4,957
Kentucky Utilities Co.	3.250%	11/1/20	3,925	4,151
LG&E & KU Energy LLC	3.750%	11/15/20	1,200	1,263

30

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Metropolitan Edison Co.	7.700%	1/15/19	2,017	2,298
MidAmerican Energy Co.	5.950%	7/15/17	3,539	3,755
National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	4,629	4,847
National Rural Utilities Cooperative Finance Corp.	0.950%	4/24/17	2,760	2,756
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	3,637	3,898
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	12,599	15,271
National Rural Utilities Cooperative Finance Corp.	2.150%	2/1/19	5,000	5,069
National Rural Utilities Cooperative Finance Corp.	1.650%	2/8/19	300	300
National Rural Utilities Cooperative Finance Corp.	2.300%	11/15/19	1,300	1,324
National Rural Utilities Cooperative Finance Corp.	2.000%	1/27/20	5,900	5,915
National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	2,785	2,816
Nevada Power Co.	6.500%	5/15/18	475	523
Nevada Power Co.	6.500%	8/1/18	3,095	3,431
Nevada Power Co.	7.125%	3/15/19	6,735	7,672
NextEra Energy Capital Holdings Inc.	1.586%	6/1/17	1,750	1,747
NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	9,300	10,162
NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	2,400	2,400
NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	3,239	3,253
2 NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	4,075	3,066
2 NextEra Energy Capital Holdings Inc.	7.300%	9/1/67	1,005	957
Northern States Power Co.	5.250%	3/1/18	5,725	6,146
Northern States Power Co.	2.200%	8/15/20	3,000	3,045
NorthWestern Corp.	6.340%	4/1/19	2,000	2,267
NSTAR Electric Co.	5.625%	11/15/17	1,855	1,979
Oglethorpe Power Corp.	6.100%	3/15/19	725	807
Ohio Power Co.	6.050%	5/1/18	775	841
Oklahoma Gas & Electric Co.	8.250%	1/15/19	1,225	1,430
Oncor Electric Delivery Co. LLC	5.000%	9/30/17	1,000	1,047
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	4,195	4,660
Oncor Electric Delivery Co. LLC	2.150%	6/1/19	2,250	2,233
Pacific Gas & Electric Co.	5.625%	11/30/17	6,056	6,461
Pacific Gas & Electric Co.	8.250%	10/15/18	8,390	9,774
Pacific Gas & Electric Co.	3.500%	10/1/20	5,061	5,337
PacifiCorp	5.650%	7/15/18	5,325	5,805
PacifiCorp	5.500%	1/15/19	3,100	3,420
Peco Energy Co.	5.350%	3/1/18	2,700	2,903
Pennsylvania Electric Co.	6.050%	9/1/17	3,775	4,010
Pennsylvania Electric Co.	5.200%	4/1/20	3,350	3,530
PG&E Corp.	2.400%	3/1/19	1,975	1,992
Portland General Electric Co.	6.100%	4/15/19	2,010	2,261
PPL Capital Funding Inc.	1.900%	6/1/18	5,750	5,737
2 PPL Capital Funding Inc.	6.700%	3/30/67	2,500	1,875
Progress Energy Inc.	4.875%	12/1/19	1,950	2,119
Progress Energy Inc.	4.400%	1/15/21	675	726
PSEG Power LLC	2.450%	11/15/18	3,000	3,006
PSEG Power LLC	5.125%	4/15/20	3,200	3,486
Public Service Co. of Colorado	5.800%	8/1/18	100	109
Public Service Co. of Colorado	5.125%	6/1/19	4,025	4,464
Public Service Co. of Colorado	3.200%	11/15/20	3,175	3,339
Public Service Co. of New Mexico	7.950%	5/15/18	1,265	1,416
Public Service Co. of Oklahoma	5.150%	12/1/19	872	947
Public Service Co. of Oklahoma	4.400%	2/1/21	1,600	1,726
Public Service Electric & Gas Co.	5.300%	5/1/18	3,115	3,373
Public Service Electric & Gas Co.	2.300%	9/15/18	2,600	2,646
Public Service Electric & Gas Co.	1.800%	6/1/19	5,200	5,199
Public Service Electric & Gas Co.	3.500%	8/15/20	1,000	1,067
Public Service Electric & Gas Co.	1.900%	3/15/21	3,625	3,619
Puget Energy Inc.	6.500%	12/15/20	2,225	2,596
SCANA Corp.	6.250%	4/1/20	4,000	4,497
South Carolina Electric & Gas Co.	5.250%	11/1/18	2,525	2,752
South Carolina Electric & Gas Co.	6.500%	11/1/18	3,325	3,743
Southern California Edison Co.	1.125%	5/1/17	1,115	1,115
Southern California Edison Co.	5.500%	8/15/18	3,700	4,053
Southern Co.	1.300%	8/15/17	3,050	3,024

31

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southern Co.	2.450%	9/1/18	4,500	4,554
Southern Co.	2.150%	9/1/19	5,125	5,071
Southern Co.	2.750%	6/15/20	7,920	7,921
Southern Power Co.	1.850%	12/1/17	3,000	3,001
Southwestern Electric Power Co.	5.875%	3/1/18	3,450	3,728
Southwestern Electric Power Co.	6.450%	1/15/19	3,770	4,198
Southwestern Public Service Co.	8.750%	12/1/18	155	183
Tampa Electric Co.	6.100%	5/15/18	2,150	2,341
TECO Finance Inc.	6.572%	11/1/17	4,428	4,759
TECO Finance Inc.	5.150%	3/15/20	2,200	2,403
TransAlta Corp.	6.900%	5/15/18	2,725	2,658
UIL Holdings Corp.	4.625%	10/1/20	950	1,018
Union Electric Co.	6.400%	6/15/17	4,477	4,755
Union Electric Co.	6.700%	2/1/19	4,575	5,182
Virginia Electric & Power Co.	5.950%	9/15/17	1,799	1,925
Virginia Electric & Power Co.	1.200%	1/15/18	1,100	1,090
Virginia Electric & Power Co.	5.400%	4/30/18	6,225	6,727
WEC Energy Group Inc.	1.650%	6/15/18	2,200	2,197
WEC Energy Group Inc.	2.450%	6/15/20	2,400	2,430
2 WEC Energy Group Inc.	6.250%	5/15/67	3,270	2,420
Wisconsin Electric Power Co.	1.700%	6/15/18	2,250	2,258
Wisconsin Electric Power Co.	4.250%	12/15/19	1,275	1,387
Wisconsin Power & Light Co.	5.000%	7/15/19	2,110	2,318
Wisconsin Public Service Corp.	1.650%	12/4/18	1,850	1,855
Xcel Energy Inc.	5.613%	4/1/17	1,000	1,052
Xcel Energy Inc.	1.200%	6/1/17	1,000	996
Xcel Energy Inc.	4.700%	5/15/20	5,615	6,100
Natural Gas (0.5%)
AGL Capital Corp.	5.250%	8/15/19	2,825	3,073
Atmos Energy Corp.	6.350%	6/15/17	2,300	2,437
Atmos Energy Corp.	8.500%	3/15/19	2,787	3,270
British Transco Finance Inc.	6.625%	6/1/18	2,985	3,280
CenterPoint Energy Resources Corp.	6.125%	11/1/17	900	954
CenterPoint Energy Resources Corp.	6.000%	5/15/18	900	965
CenterPoint Energy Resources Corp.	4.500%	1/15/21	4,777	5,039
NiSource Finance Corp.	6.400%	3/15/18	5,465	5,934
NiSource Finance Corp.	6.800%	1/15/19	3,175	3,537
NiSource Finance Corp.	5.450%	9/15/20	4,725	5,221
ONE Gas Inc.	2.070%	2/1/19	2,600	2,606
Sempra Energy	2.300%	4/1/17	7,288	7,335
Sempra Energy	6.150%	6/15/18	9,860	10,617
Sempra Energy	9.800%	2/15/19	500	601
Sempra Energy	2.400%	3/15/20	5,750	5,638
Sempra Energy	2.850%	11/15/20	3,250	3,281
Other Utility (0.0%)
American Water Capital Corp.	6.085%	10/15/17	3,000	3,214
United Utilities plc	5.375%	2/1/19	3,000	3,196
				697,571
Total Corporate Bonds (Cost $13,535,581)				13,477,222
Taxable Municipal Bonds (0.1%)
Dartmouth College New Hampshire GO	4.750%	6/1/19	1,440	1,596
Emory University Georgia GO	5.625%	9/1/19	1,630	1,865
Stanford University California GO	4.750%	5/1/19	1,800	1,989
Vanderbilt University Tennessee GO	5.250%	4/1/19	20	22
Total Taxable Municipal Bonds (Cost $5,373)				5,472

32

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
	Coupon	Shares	($000)
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
4 Vanguard Market Liquidity Fund (Cost
$31,500)	0.475%	31,500,097	31,500

Total Investments (98.9%) (Cost $13,589,140)			13,530,838
Other Assets and Liabilities—Net (1.1%)			148,852
Net Assets (100%)			13,679,690

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, the aggregate value of these securities was $231,581,000, representing 1.7% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Securities with a value of $2,536,000 have been segregated as initial margin for open futures contracts.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

33

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (0.4%)
U.S. Government Securities (0.4%)
United States Treasury Note/Bond	1.125%	2/28/21	3,890	3,873
United States Treasury Note/Bond	1.500%	2/28/23	25,950	25,917
United States Treasury Note/Bond	1.625%	2/15/26	720	713
Total U.S. Government and Agency Obligations (Cost $30,498)				30,503
Corporate Bonds (98.2%)
Finance (30.4%)
Banking (19.0%)
Abbey National Treasury Services plc	4.000%	3/13/24	6,828	7,293
American Express Co.	2.650%	12/2/22	4,309	4,189
American Express Co.	3.625%	12/5/24	5,631	5,509
Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	5,500	5,813
Bancolombia SA	5.950%	6/3/21	6,950	7,223
Bank of America Corp.	5.000%	5/13/21	12,304	13,436
Bank of America Corp.	5.700%	1/24/22	12,148	13,711
Bank of America Corp.	3.300%	1/11/23	23,471	23,459
Bank of America Corp.	4.100%	7/24/23	12,250	12,759
Bank of America Corp.	4.125%	1/22/24	15,292	15,915
Bank of America Corp.	4.000%	4/1/24	17,375	17,959
Bank of America Corp.	4.200%	8/26/24	15,862	15,853
Bank of America Corp.	4.000%	1/22/25	13,800	13,419
Bank of America Corp.	3.950%	4/21/25	14,700	14,230
Bank of America Corp.	3.875%	8/1/25	16,246	16,641
Bank of America Corp.	4.450%	3/3/26	5,125	5,125
Bank of Montreal	2.550%	11/6/22	6,869	6,866
Bank of New York Mellon Corp.	2.450%	11/27/20	1,260	1,267
Bank of New York Mellon Corp.	3.550%	9/23/21	7,042	7,405
Bank of New York Mellon Corp.	3.650%	2/4/24	5,100	5,336
Bank of New York Mellon Corp.	3.400%	5/15/24	4,631	4,772
Bank of New York Mellon Corp.	3.250%	9/11/24	5,500	5,595
Bank of New York Mellon Corp.	3.000%	2/24/25	4,700	4,712
Bank of New York Mellon Corp.	3.950%	11/18/25	1,775	1,901
Bank of Nova Scotia	2.800%	7/21/21	7,929	8,086
Bank of Nova Scotia	4.500%	12/16/25	6,250	6,101
Barclays Bank plc	3.750%	5/15/24	3,200	3,329
Barclays plc	4.375%	9/11/24	8,000	7,349
Barclays plc	3.650%	3/16/25	11,300	10,365
Barclays plc	4.375%	1/12/26	14,300	13,807
BB&T Corp.	3.950%	3/22/22	2,309	2,437
BNP Paribas SA	5.000%	1/15/21	1	1
BNP Paribas SA	3.250%	3/3/23	7,000	7,128
BNP Paribas SA	4.250%	10/15/24	5,750	5,609
BPCE SA	4.000%	4/15/24	9,546	10,062
Branch Banking & Trust Co.	2.850%	4/1/21	5,366	5,483
Branch Banking & Trust Co.	3.625%	9/16/25	4,945	5,101
Capital One Bank USA NA	3.375%	2/15/23	7,930	7,746
Capital One Financial Corp.	4.750%	7/15/21	6,256	6,737
Capital One Financial Corp.	3.500%	6/15/23	4,665	4,645
Capital One Financial Corp.	3.750%	4/24/24	5,715	5,712
Capital One Financial Corp.	3.200%	2/5/25	6,050	5,787
Capital One Financial Corp.	4.200%	10/29/25	7,775	7,636
Capital One NA	2.950%	7/23/21	8,900	8,830
Citigroup Inc.	4.500%	1/14/22	10,991	11,797
Citigroup Inc.	4.050%	7/30/22	6,010	6,084
Citigroup Inc.	3.500%	5/15/23	9,725	9,531
Citigroup Inc.	3.875%	10/25/23	11,610	12,091
Citigroup Inc.	3.750%	6/16/24	13,612	13,935
Citigroup Inc.	4.000%	8/5/24	3,700	3,727
Citigroup Inc.	3.875%	3/26/25	5,350	5,135
Citigroup Inc.	3.300%	4/27/25	7,046	6,981
Citigroup Inc.	4.400%	6/10/25	15,600	15,519

34

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Citigroup Inc.	5.500%	9/13/25	8,025	8,597
Citigroup Inc.	3.700%	1/12/26	6,500	6,630
Citizens Financial Group Inc.	4.300%	12/3/25	3,925	4,032
Comerica Bank	4.000%	7/27/25	1,975	1,984
Compass Bank	3.875%	4/10/25	3,950	3,631
Cooperatieve Rabobank UA	3.875%	2/8/22	16,834	17,764
Cooperatieve Rabobank UA	3.950%	11/9/22	7,071	7,089
Cooperatieve Rabobank UA	4.625%	12/1/23	11,925	12,147
Cooperatieve Rabobank UA	3.375%	5/21/25	9,200	9,263
Cooperatieve Rabobank UA	4.375%	8/4/25	5,920	5,936
Credit Suisse	3.000%	10/29/21	16,100	16,141
Credit Suisse	3.625%	9/9/24	14,900	14,962
Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	9,000	8,837
Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	12,550	11,821
Deutsche Bank AG	3.700%	5/30/24	9,858	9,505
Deutsche Bank AG	4.100%	1/13/26	4,000	3,896
Discover Bank	3.200%	8/9/21	4,800	4,781
Discover Bank	4.200%	8/8/23	4,750	4,808
Discover Financial Services	5.200%	4/27/22	725	763
Discover Financial Services	3.850%	11/21/22	3,502	3,477
Discover Financial Services	3.950%	11/6/24	4,391	4,290
Discover Financial Services	3.750%	3/4/25	2,200	2,079
Fifth Third Bancorp	3.500%	3/15/22	2,325	2,399
Fifth Third Bancorp	4.300%	1/16/24	3,851	3,963
Fifth Third Bank	2.875%	10/1/21	5,215	5,262
FirstMerit Corp.	4.350%	2/4/23	1,125	1,139
Goldman Sachs Group Inc.	5.250%	7/27/21	21,634	23,963
Goldman Sachs Group Inc.	5.750%	1/24/22	26,810	30,453
Goldman Sachs Group Inc.	3.625%	1/22/23	16,285	16,570
Goldman Sachs Group Inc.	4.000%	3/3/24	19,654	20,281
Goldman Sachs Group Inc.	3.850%	7/8/24	14,674	15,055
Goldman Sachs Group Inc.	3.500%	1/23/25	19,005	18,792
Goldman Sachs Group Inc.	3.750%	5/22/25	6,580	6,662
Goldman Sachs Group Inc.	4.250%	10/21/25	11,000	10,856
Goldman Sachs Group Inc.	3.750%	2/25/26	7,000	7,036
HSBC Bank plc	7.650%	5/1/25	650	828
HSBC Holdings plc	5.100%	4/5/21	11,154	12,271
HSBC Holdings plc	4.875%	1/14/22	5,719	6,255
HSBC Holdings plc	4.000%	3/30/22	11,479	11,940
HSBC Holdings plc	4.250%	3/14/24	13,746	13,573
HSBC Holdings plc	4.250%	8/18/25	11,350	11,229
HSBC USA Inc.	3.500%	6/23/24	3,600	3,626
Intesa Sanpaolo SPA	5.250%	1/12/24	5,650	5,905
JPMorgan Chase & Co.	2.550%	3/1/21	8,000	7,972
JPMorgan Chase & Co.	4.625%	5/10/21	12,710	13,886
JPMorgan Chase & Co.	4.350%	8/15/21	14,621	15,851
JPMorgan Chase & Co.	4.500%	1/24/22	18,249	19,778
JPMorgan Chase & Co.	3.250%	9/23/22	18,180	18,448
JPMorgan Chase & Co.	3.200%	1/25/23	16,812	17,032
JPMorgan Chase & Co.	3.375%	5/1/23	10,444	10,363
JPMorgan Chase & Co.	3.875%	2/1/24	10,310	10,860
JPMorgan Chase & Co.	3.625%	5/13/24	12,475	12,774
JPMorgan Chase & Co.	3.875%	9/10/24	18,998	18,980
JPMorgan Chase & Co.	3.125%	1/23/25	19,000	18,878
JPMorgan Chase & Co.	3.900%	7/15/25	14,670	15,424
KeyBank NA	3.300%	6/1/25	6,625	6,721
KeyCorp	5.100%	3/24/21	6,173	6,774
Lloyds Bank plc	3.500%	5/14/25	8,275	8,393
Lloyds Banking Group plc	4.500%	11/4/24	4,900	4,869
1 Lloyds Banking Group plc	4.582%	12/10/25	7,200	7,074
Manufacturers & Traders Trust Co.	2.900%	2/6/25	3,800	3,710
Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	9,000	9,077
Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	2,200	2,220
Morgan Stanley	5.750%	1/25/21	1	1

35

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Morgan Stanley	5.500%	7/28/21	13,891	15,544
Morgan Stanley	4.875%	11/1/22	10,752	11,316
Morgan Stanley	3.750%	2/25/23	13,539	13,858
Morgan Stanley	4.100%	5/22/23	12,750	12,854
Morgan Stanley	3.875%	4/29/24	20,924	21,494
Morgan Stanley	3.700%	10/23/24	18,568	18,762
Morgan Stanley	4.000%	7/23/25	21,430	22,076
Morgan Stanley	5.000%	11/24/25	14,400	15,055
Morgan Stanley	3.875%	1/27/26	11,500	11,772
MUFG Americas Holdings Corp.	3.500%	6/18/22	4,650	4,831
MUFG Americas Holdings Corp.	3.000%	2/10/25	3,400	3,286
National Australia Bank Ltd.	3.000%	1/20/23	5,975	6,076
National Australia Bank Ltd.	3.375%	1/14/26	2,500	2,582
Northern Trust Corp.	3.375%	8/23/21	2,500	2,633
Northern Trust Corp.	2.375%	8/2/22	3,700	3,688
Northern Trust Corp.	3.950%	10/30/25	4,800	5,147
People's United Bank NA	4.000%	7/15/24	1,500	1,475
People's United Financial Inc.	3.650%	12/6/22	2,550	2,527
PNC Bank NA	2.700%	11/1/22	8,498	8,310
PNC Bank NA	2.950%	1/30/23	3,852	3,843
PNC Bank NA	3.800%	7/25/23	2,995	3,145
PNC Bank NA	3.300%	10/30/24	2,825	2,905
PNC Bank NA	2.950%	2/23/25	3,750	3,718
PNC Bank NA	3.250%	6/1/25	1,585	1,605
PNC Bank NA	4.200%	11/1/25	2,125	2,314
PNC Financial Services Group Inc.	2.854%	11/9/22	3,665	3,657
PNC Financial Services Group Inc.	3.900%	4/29/24	3,850	3,978
PNC Funding Corp.	3.300%	3/8/22	9,002	9,320
Royal Bank of Canada	4.650%	1/27/26	9,800	9,886
Santander Holdings USA Inc.	4.500%	7/17/25	6,100	5,968
Santander Issuances SAU	5.179%	11/19/25	8,350	7,712
State Street Corp.	4.375%	3/7/21	4,010	4,366
State Street Corp.	3.100%	5/15/23	5,750	5,758
State Street Corp.	3.700%	11/20/23	3,810	4,041
State Street Corp.	3.300%	12/16/24	8,331	8,563
State Street Corp.	3.550%	8/18/25	9,075	9,600
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	4,040	4,092
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	1,298	1,300
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	4,600	4,875
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	3,125	3,311
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	3,946	4,054
Sumitomo Mitsui Banking Corp.	3.650%	7/23/25	2,500	2,591
SunTrust Bank	2.750%	5/1/23	3,175	3,092
SVB Financial Group	3.500%	1/29/25	3,125	3,097
Synchrony Financial	3.750%	8/15/21	4,500	4,506
Synchrony Financial	4.250%	8/15/24	7,899	7,905
Synchrony Financial	4.500%	7/23/25	8,452	8,556
US Bancorp	4.125%	5/24/21	5,469	5,963
US Bancorp	3.000%	3/15/22	6,411	6,612
US Bancorp	2.950%	7/15/22	7,360	7,453
US Bancorp	3.700%	1/30/24	4,743	5,093
US Bancorp	3.600%	9/11/24	5,448	5,627
US Bank NA	2.800%	1/27/25	5,800	5,837
Wachovia Corp.	6.605%	10/1/25	475	567
Wells Fargo & Co.	3.000%	1/22/21	—	—
Wells Fargo & Co.	2.500%	3/4/21	10,000	10,019
Wells Fargo & Co.	4.600%	4/1/21	12,643	13,927
Wells Fargo & Co.	3.500%	3/8/22	13,810	14,451
Wells Fargo & Co.	3.450%	2/13/23	12,366	12,550
Wells Fargo & Co.	4.125%	8/15/23	9,636	10,152
Wells Fargo & Co.	4.480%	1/16/24	4,892	5,172
Wells Fargo & Co.	3.300%	9/9/24	12,712	12,960
Wells Fargo & Co.	3.000%	2/19/25	15,528	15,421
Wells Fargo & Co.	3.550%	9/29/25	15,050	15,584

36

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Brokerage (1.4%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	4,375	4,497
	Affiliated Managers Group Inc.	3.500%	8/1/25	1,301	1,277
	Ameriprise Financial Inc.	4.000%	10/15/23	4,658	4,931
	Ameriprise Financial Inc.	3.700%	10/15/24	2,775	2,894
	Apollo Investment Corp.	5.250%	3/3/25	1,750	1,758
	BlackRock Inc.	4.250%	5/24/21	5,700	6,244
	BlackRock Inc.	3.375%	6/1/22	3,955	4,135
	BlackRock Inc.	3.500%	3/18/24	5,110	5,340
	Brookfield Asset Management Inc.	4.000%	1/15/25	2,475	2,523
	Charles Schwab Corp.	3.225%	9/1/22	1,350	1,399
	Charles Schwab Corp.	3.000%	3/10/25	1,000	1,006
	Charles Schwab Corp.	3.450%	2/13/26	1,510	1,567
	CME Group Inc.	3.000%	9/15/22	3,992	4,127
	CME Group Inc.	3.000%	3/15/25	3,773	3,788
	E*TRADE Financial Corp.	5.375%	11/15/22	2,925	3,013
	E*TRADE Financial Corp.	4.625%	9/15/23	4,525	4,412
	Eaton Vance Corp.	3.625%	6/15/23	2,100	2,179
	Franklin Resources Inc.	2.800%	9/15/22	1,400	1,412
	Franklin Resources Inc.	2.850%	3/30/25	2,425	2,342
	Intercontinental Exchange Inc.	4.000%	10/15/23	4,389	4,597
	Intercontinental Exchange Inc.	3.750%	12/1/25	8,075	8,349
	Invesco Finance plc	3.125%	11/30/22	3,063	3,109
	Invesco Finance plc	4.000%	1/30/24	3,875	4,090
	Invesco Finance plc	3.750%	1/15/26	3,780	3,903
	Janus Capital Group Inc.	4.875%	8/1/25	1,400	1,479
	Jefferies Group LLC	6.875%	4/15/21	4,710	5,277
	Jefferies Group LLC	5.125%	1/20/23	2,900	2,860
	Lazard Group LLC	3.750%	2/13/25	2,100	1,907
	Legg Mason Inc.	3.950%	7/15/24	1,265	1,248
	Leucadia National Corp.	5.500%	10/18/23	4,150	3,699
	Nasdaq Inc.	4.250%	6/1/24	2,408	2,462
	Stifel Financial Corp.	4.250%	7/18/24	2,525	2,502
	TD Ameritrade Holding Corp.	2.950%	4/1/22	5,939	6,038
	TD Ameritrade Holding Corp.	3.625%	4/1/25	3,500	3,665
	Finance Companies (0.4%)
	Air Lease Corp.	3.875%	4/1/21	3,925	3,797
	Air Lease Corp.	3.750%	2/1/22	2,600	2,451
	Air Lease Corp.	4.250%	9/15/24	2,425	2,243
	FS Investment Corp.	4.750%	5/15/22	1,450	1,408
	GATX Corp.	4.850%	6/1/21	150	162
	GATX Corp.	4.750%	6/15/22	1,775	1,927
	GATX Corp.	3.900%	3/30/23	1,225	1,236
	GATX Corp.	3.250%	3/30/25	3,300	3,063
1,2	GE Capital International Funding Co.	3.373%	11/15/25	10,895	11,386
	HSBC Finance Corp.	6.676%	1/15/21	7	7
	Prospect Capital Corp.	5.875%	3/15/23	1,325	1,074
	Insurance (4.6%)
	ACE INA Holdings Inc.	2.875%	11/3/22	12,075	12,277
	ACE INA Holdings Inc.	2.700%	3/13/23	2,022	2,006
	ACE INA Holdings Inc.	3.350%	5/15/24	4,216	4,326
	ACE INA Holdings Inc.	3.150%	3/15/25	5,258	5,288
	AEGON Funding Co. LLC	5.750%	12/15/20	—	—
	Aetna Inc.	4.125%	6/1/21	2,699	2,880
	Aetna Inc.	2.750%	11/15/22	6,071	5,954
	Aetna Inc.	3.500%	11/15/24	4,050	4,069
	Aflac Inc.	4.000%	2/15/22	300	318
	Aflac Inc.	3.625%	6/15/23	6,150	6,396
	Aflac Inc.	3.625%	11/15/24	4,200	4,355
	Aflac Inc.	3.250%	3/17/25	2,125	2,120
	Alleghany Corp.	4.950%	6/27/22	2,175	2,388
	Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	4,875	4,831
	Allstate Corp.	3.150%	6/15/23	2,925	2,979

37

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Allstate Corp.	5.750%	8/15/53	4,375	4,353
American International Group Inc.	3.300%	3/1/21	7,475	7,465
American International Group Inc.	4.875%	6/1/22	9,000	9,548
American International Group Inc.	4.125%	2/15/24	6,250	6,316
American International Group Inc.	3.750%	7/10/25	6,484	6,329
Anthem Inc.	3.700%	8/15/21	4,360	4,481
Anthem Inc.	3.125%	5/15/22	4,659	4,593
Anthem Inc.	3.300%	1/15/23	5,269	5,190
Anthem Inc.	3.500%	8/15/24	3,943	3,909
Aon plc	2.800%	3/15/21	2,575	2,592
Aon plc	4.000%	11/27/23	1,875	1,932
Aon plc	3.500%	6/14/24	3,389	3,418
Aon plc	3.875%	12/15/25	4,000	4,045
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	1,650	1,694
Assurant Inc.	4.000%	3/15/23	2,300	2,353
Assured Guaranty US Holdings Inc.	5.000%	7/1/24	2,683	2,808
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	4,549	4,698
Berkshire Hathaway Inc.	3.750%	8/15/21	4,575	4,945
Berkshire Hathaway Inc.	3.400%	1/31/22	87	92
Berkshire Hathaway Inc.	3.000%	2/11/23	4,339	4,421
Brown & Brown Inc.	4.200%	9/15/24	2,725	2,745
Cigna Corp.	4.500%	3/15/21	2,924	3,150
Cigna Corp.	4.000%	2/15/22	3,665	3,861
Cigna Corp.	3.250%	4/15/25	4,500	4,403
CNA Financial Corp.	5.750%	8/15/21	5,900	6,563
CNA Financial Corp.	3.950%	5/15/24	2,545	2,495
CNA Financial Corp.	4.500%	3/1/26	500	501
Coventry Health Care Inc.	5.450%	6/15/21	3,704	4,170
Fidelity National Financial Inc.	5.500%	9/1/22	2,075	2,254
First American Financial Corp.	4.300%	2/1/23	2,475	2,487
First American Financial Corp.	4.600%	11/15/24	2,850	2,895
Hanover Insurance Group Inc.	6.375%	6/15/21	1,225	1,405
Hartford Financial Services Group Inc.	5.125%	4/15/22	4,381	4,838
Horace Mann Educators Corp.	4.500%	12/1/25	1,325	1,375
Humana Inc.	3.150%	12/1/22	2,569	2,553
Humana Inc.	3.850%	10/1/24	4,000	4,027
Infinity Property & Casualty Corp.	5.000%	9/19/22	1,475	1,516
Kemper Corp.	4.350%	2/15/25	2,250	2,312
Lincoln National Corp.	4.850%	6/24/21	1,400	1,503
Lincoln National Corp.	4.200%	3/15/22	1,672	1,737
Lincoln National Corp.	4.000%	9/1/23	1,725	1,755
Lincoln National Corp.	3.350%	3/9/25	2,010	1,906
Loews Corp.	2.625%	5/15/23	2,723	2,659
Markel Corp.	5.350%	6/1/21	555	611
Markel Corp.	4.900%	7/1/22	3,175	3,468
Markel Corp.	3.625%	3/30/23	1,025	1,037
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	2,775	3,045
Marsh & McLennan Cos. Inc.	4.050%	10/15/23	825	866
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	4,475	4,482
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	3,565	3,565
MetLife Inc.	3.048%	12/15/22	3,559	3,530
MetLife Inc.	4.368%	9/15/23	6,812	7,277
MetLife Inc.	3.600%	4/10/24	6,225	6,252
MetLife Inc.	3.000%	3/1/25	2,983	2,849
MetLife Inc.	3.600%	11/13/25	4,150	4,181
Montpelier Re Holdings Ltd.	4.700%	10/15/22	675	709
Navigators Group Inc.	5.750%	10/15/23	1,500	1,651
Old Republic International Corp.	4.875%	10/1/24	2,300	2,386
OneBeacon US Holdings Inc.	4.600%	11/9/22	1,625	1,671
Primerica Inc.	4.750%	7/15/22	1,975	2,145
Principal Financial Group Inc.	3.300%	9/15/22	1,325	1,330
Principal Financial Group Inc.	3.125%	5/15/23	3,133	3,098
Principal Financial Group Inc.	3.400%	5/15/25	1,974	1,924
ProAssurance Corp.	5.300%	11/15/23	1,250	1,370

38

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Progressive Corp.	3.750%	8/23/21	2,763	2,934
Prudential Financial Inc.	4.500%	11/16/21	2,105	2,283
Prudential Financial Inc.	3.500%	5/15/24	4,200	4,118
3 Prudential Financial Inc.	5.875%	9/15/42	5,800	5,887
3 Prudential Financial Inc.	5.625%	6/15/43	7,575	7,424
3 Prudential Financial Inc.	5.200%	3/15/44	2,675	2,508
3 Prudential Financial Inc.	5.375%	5/15/45	7,300	6,871
Reinsurance Group of America Inc.	5.000%	6/1/21	3,545	3,805
Reinsurance Group of America Inc.	4.700%	9/15/23	2,150	2,286
StanCorp Financial Group Inc.	5.000%	8/15/22	2,000	2,134
Symetra Financial Corp.	4.250%	7/15/24	100	102
Torchmark Corp.	3.800%	9/15/22	900	918
Trinity Acquisition plc	4.625%	8/15/23	975	1,032
UnitedHealth Group Inc.	2.125%	3/15/21	3,000	2,995
UnitedHealth Group Inc.	3.375%	11/15/21	2,500	2,641
UnitedHealth Group Inc.	2.875%	12/15/21	4,100	4,211
UnitedHealth Group Inc.	2.875%	3/15/22	4,802	4,886
UnitedHealth Group Inc.	3.350%	7/15/22	5,475	5,688
UnitedHealth Group Inc.	2.750%	2/15/23	3,075	3,108
UnitedHealth Group Inc.	2.875%	3/15/23	4,527	4,584
UnitedHealth Group Inc.	3.750%	7/15/25	10,839	11,527
UnitedHealth Group Inc.	3.100%	3/15/26	4,000	4,018
Unum Group	4.000%	3/15/24	2,450	2,445
Voya Financial Inc.	5.500%	7/15/22	4,786	5,310
Willis Towers Watson plc	5.750%	3/15/21	3,015	3,373
WR Berkley Corp.	4.625%	3/15/22	1,500	1,610
XLIT Ltd.	5.750%	10/1/21	3,165	3,583
XLIT Ltd.	6.375%	11/15/24	680	794
XLIT Ltd.	4.450%	3/31/25	3,350	3,279
Other Finance (0.0%)
Jones Lang LaSalle Inc.	4.400%	11/15/22	925	951

Real Estate Investment Trusts (5.0%)
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	2,826	2,995
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	3,050	3,075
Alexandria Real Estate Equities Inc.	4.300%	1/15/26	1,650	1,698
American Campus Communities Operating Partnership
LP	3.750%	4/15/23	2,550	2,544
American Campus Communities Operating Partnership
LP	4.125%	7/1/24	2,900	2,975
AvalonBay Communities Inc.	2.950%	9/15/22	3,214	3,209
AvalonBay Communities Inc.	2.850%	3/15/23	1,200	1,181
AvalonBay Communities Inc.	4.200%	12/15/23	2,300	2,469
AvalonBay Communities Inc.	3.500%	11/15/24	1,400	1,433
AvalonBay Communities Inc.	3.450%	6/1/25	1,325	1,353
AvalonBay Communities Inc.	3.500%	11/15/25	2,200	2,249
Boston Properties LP	4.125%	5/15/21	4,518	4,784
Boston Properties LP	3.850%	2/1/23	6,095	6,294
Boston Properties LP	3.125%	9/1/23	3,500	3,467
Boston Properties LP	3.800%	2/1/24	4,611	4,755
Boston Properties LP	3.650%	2/1/26	5,555	5,625
Brandywine Operating Partnership LP	3.950%	2/15/23	2,822	2,824
Brandywine Operating Partnership LP	4.100%	10/1/24	1,725	1,695
Brixmor Operating Partnership LP	3.875%	8/15/22	3,803	3,533
Brixmor Operating Partnership LP	3.850%	2/1/25	5,025	4,383
Camden Property Trust	4.625%	6/15/21	1,100	1,200
Camden Property Trust	2.950%	12/15/22	2,425	2,386
Camden Property Trust	4.875%	6/15/23	2,000	2,204
Camden Property Trust	4.250%	1/15/24	2,000	2,131
CBL & Associates LP	5.250%	12/1/23	3,125	3,030
CBL & Associates LP	4.600%	10/15/24	1,000	923
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	1,650	1,687
Corporate Office Properties LP	3.700%	6/15/21	2,430	2,406

39

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Corporate Office Properties LP	3.600%	5/15/23	2,375	2,209
Corporate Office Properties LP	5.250%	2/15/24	2,250	2,335
CubeSmart LP	4.800%	7/15/22	575	624
CubeSmart LP	4.375%	12/15/23	2,150	2,265
CubeSmart LP	4.000%	11/15/25	1,325	1,354
DCT Industrial Operating Partnership LP	4.500%	10/15/23	1,200	1,234
DDR Corp.	4.625%	7/15/22	2,199	2,289
DDR Corp.	3.375%	5/15/23	1,600	1,546
DDR Corp.	3.625%	2/1/25	3,330	3,187
DDR Corp.	4.250%	2/1/26	1,950	1,936
Digital Realty Trust LP	5.250%	3/15/21	1,650	1,807
Digital Realty Trust LP	3.950%	7/1/22	4,900	4,928
Digital Realty Trust LP	3.625%	10/1/22	1,500	1,477
1 Digital Realty Trust LP	4.750%	10/1/25	4,775	4,827
Duke Realty LP	6.750%	3/15/20	675	775
Duke Realty LP	3.875%	10/15/22	2,750	2,816
Duke Realty LP	3.625%	4/15/23	1,450	1,450
Duke Realty LP	3.750%	12/1/24	2,800	2,790
Education Realty Operating Partnership LP	4.600%	12/1/24	1,300	1,306
EPR Properties	5.750%	8/15/22	1,895	2,016
EPR Properties	5.250%	7/15/23	925	948
EPR Properties	4.500%	4/1/25	2,450	2,383
Equity One Inc.	3.750%	11/15/22	1,100	1,094
ERP Operating LP	4.625%	12/15/21	4,380	4,842
ERP Operating LP	3.000%	4/15/23	3,575	3,600
ERP Operating LP	3.375%	6/1/25	1,800	1,840
Essex Portfolio LP	3.625%	8/15/22	1,300	1,336
Essex Portfolio LP	3.375%	1/15/23	1,996	2,013
Essex Portfolio LP	3.250%	5/1/23	1,075	1,061
Essex Portfolio LP	3.875%	5/1/24	5,600	5,764
Essex Portfolio LP	3.500%	4/1/25	5,815	5,753
Federal Realty Investment Trust	3.000%	8/1/22	875	886
Federal Realty Investment Trust	2.750%	6/1/23	4,525	4,502
HCP Inc.	3.150%	8/1/22	1,525	1,429
HCP Inc.	4.000%	12/1/22	4,400	4,324
HCP Inc.	4.250%	11/15/23	4,084	3,992
HCP Inc.	4.200%	3/1/24	2,825	2,727
HCP Inc.	3.875%	8/15/24	4,025	3,780
HCP Inc.	3.400%	2/1/25	4,263	3,803
HCP Inc.	4.000%	6/1/25	3,971	3,753
Healthcare Realty Trust Inc.	3.750%	4/15/23	1,150	1,137
Healthcare Realty Trust Inc.	3.875%	5/1/25	925	897
Healthcare Trust of America Holdings LP	3.375%	7/15/21	2,525	2,549
Healthcare Trust of America Holdings LP	3.700%	4/15/23	1,875	1,860
Highwoods Realty LP	3.200%	6/15/21	3,334	3,314
Highwoods Realty LP	3.625%	1/15/23	700	692
Hospitality Properties Trust	5.000%	8/15/22	2,736	2,770
Hospitality Properties Trust	4.500%	6/15/23	1,875	1,812
Hospitality Properties Trust	4.650%	3/15/24	2,425	2,325
Hospitality Properties Trust	4.500%	3/15/25	1,950	1,841
Hospitality Properties Trust	5.250%	2/15/26	1,000	980
Host Hotels & Resorts LP	6.000%	10/1/21	2,250	2,501
Host Hotels & Resorts LP	5.250%	3/15/22	1,847	1,963
Host Hotels & Resorts LP	4.750%	3/1/23	2,691	2,780
Host Hotels & Resorts LP	3.750%	10/15/23	1,940	1,889
Host Hotels & Resorts LP	4.000%	6/15/25	2,000	1,931
Kilroy Realty LP	3.800%	1/15/23	2,450	2,477
Kilroy Realty LP	4.375%	10/1/25	1,275	1,334
Kimco Realty Corp.	3.200%	5/1/21	875	889
Kimco Realty Corp.	3.400%	11/1/22	3,400	3,435
Kimco Realty Corp.	3.125%	6/1/23	3,088	3,046
Lexington Realty Trust	4.250%	6/15/23	1,325	1,350
Lexington Realty Trust	4.400%	6/15/24	1,200	1,210
Liberty Property LP	4.125%	6/15/22	1,765	1,826

40

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Liberty Property LP	3.375%	6/15/23	3,225	3,149
Liberty Property LP	4.400%	2/15/24	3,025	3,143
Liberty Property LP	3.750%	4/1/25	1,975	1,966
Mack-Cali Realty LP	4.500%	4/18/22	2,290	2,229
Mack-Cali Realty LP	3.150%	5/15/23	750	664
Mid-America Apartments LP	4.300%	10/15/23	2,025	2,124
Mid-America Apartments LP	3.750%	6/15/24	1,650	1,654
Mid-America Apartments LP	4.000%	11/15/25	3,800	3,874
National Retail Properties Inc.	5.500%	7/15/21	1,600	1,807
National Retail Properties Inc.	3.800%	10/15/22	2,233	2,293
National Retail Properties Inc.	3.900%	6/15/24	2,375	2,409
National Retail Properties Inc.	4.000%	11/15/25	2,400	2,396
Omega Healthcare Investors Inc.	5.875%	3/15/24	2,000	2,055
Omega Healthcare Investors Inc.	4.950%	4/1/24	1,955	1,984
Omega Healthcare Investors Inc.	4.500%	1/15/25	3,125	3,164
Omega Healthcare Investors Inc.	5.250%	1/15/26	3,350	3,417
Piedmont Operating Partnership LP	3.400%	6/1/23	1,000	961
Piedmont Operating Partnership LP	4.450%	3/15/24	3,025	3,089
Post Apartment Homes LP	3.375%	12/1/22	500	500
ProLogis LP	3.350%	2/1/21	275	283
ProLogis LP	4.250%	8/15/23	4,625	4,917
ProLogis LP	3.750%	11/1/25	4,550	4,654
Realty Income Corp.	3.250%	10/15/22	3,220	3,174
Realty Income Corp.	4.650%	8/1/23	4,105	4,332
Realty Income Corp.	3.875%	7/15/24	2,200	2,224
Regency Centers LP	4.800%	4/15/21	1,425	1,544
Regency Centers LP	3.750%	6/15/24	2,575	2,625
Retail Opportunity Investments Partnership LP	5.000%	12/15/23	1,250	1,297
Retail Properties of America Inc.	4.000%	3/15/25	1,650	1,588
Select Income REIT	4.150%	2/1/22	1,275	1,245
Select Income REIT	4.500%	2/1/25	2,625	2,442
Senior Housing Properties Trust	4.750%	5/1/24	2,575	2,472
Simon Property Group LP	4.375%	3/1/21	4,390	4,784
Simon Property Group LP	2.500%	7/15/21	4,600	4,633
Simon Property Group LP	4.125%	12/1/21	3,575	3,915
Simon Property Group LP	3.375%	3/15/22	3,164	3,319
Simon Property Group LP	2.750%	2/1/23	2,450	2,432
Simon Property Group LP	3.750%	2/1/24	3,635	3,813
Simon Property Group LP	3.375%	10/1/24	4,692	4,793
Simon Property Group LP	3.500%	9/1/25	3,473	3,573
Simon Property Group LP	3.300%	1/15/26	4,500	4,538
Tanger Properties LP	3.875%	12/1/23	1,750	1,792
Tanger Properties LP	3.750%	12/1/24	1,000	1,015
UDR Inc.	4.625%	1/10/22	2,700	2,924
UDR Inc.	3.750%	7/1/24	1,500	1,547
UDR Inc.	4.000%	10/1/25	1,200	1,251
Ventas Realty LP	3.750%	5/1/24	2,525	2,539
Ventas Realty LP	3.500%	2/1/25	3,700	3,579
Ventas Realty LP	4.125%	1/15/26	3,949	4,002
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	6,331	6,821
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	2,097	2,192
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	1,150	1,140
Vornado Realty LP	5.000%	1/15/22	1,400	1,502
Washington REIT	3.950%	10/15/22	1,050	1,044
Weingarten Realty Investors	3.375%	10/15/22	2,200	2,175
Weingarten Realty Investors	3.500%	4/15/23	2,975	2,947
Weingarten Realty Investors	4.450%	1/15/24	725	761
Weingarten Realty Investors	3.850%	6/1/25	600	602
Welltower Inc.	5.250%	1/15/22	4,040	4,375
Welltower Inc.	3.750%	3/15/23	3,125	3,089
Welltower Inc.	4.500%	1/15/24	2,154	2,209
Welltower Inc.	4.000%	6/1/25	11,336	11,156
Welltower Inc.	4.250%	4/1/26	600	598
WP Carey Inc.	4.600%	4/1/24	2,758	2,795

41

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
WP Carey Inc.	4.000%	2/1/25	2,550	2,409
				2,455,417
Industrial (62.5%)
Basic Industry (4.3%)
Agrium Inc.	3.150%	10/1/22	3,893	3,687
Agrium Inc.	3.500%	6/1/23	3,924	3,724
Agrium Inc.	3.375%	3/15/25	3,890	3,610
Air Products & Chemicals Inc.	3.000%	11/3/21	4,150	4,251
Air Products & Chemicals Inc.	2.750%	2/3/23	1,800	1,809
Air Products & Chemicals Inc.	3.350%	7/31/24	2,075	2,141
Airgas Inc.	2.900%	11/15/22	2,900	2,911
Airgas Inc.	3.650%	7/15/24	1,750	1,791
Albemarle Corp.	4.150%	12/1/24	2,925	2,873
Barrick Gold Corp.	4.100%	5/1/23	6,075	5,680
Barrick North America Finance LLC	4.400%	5/30/21	5,951	5,824
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	7,744	7,756
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	6,505	6,305
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	7,094	7,104
Braskem Finance Ltd.	6.450%	2/3/24	3,500	3,128
Cabot Corp.	3.700%	7/15/22	2,950	2,946
Carpenter Technology Corp.	5.200%	7/15/21	1,150	1,165
Carpenter Technology Corp.	4.450%	3/1/23	1,500	1,421
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	4,075	4,106
Celulosa Arauco y Constitucion SA	4.500%	8/1/24	2,450	2,398
CF Industries Inc.	3.450%	6/1/23	4,600	4,200
Cytec Industries Inc.	3.500%	4/1/23	3,631	3,466
Domtar Corp.	4.400%	4/1/22	446	459
Dow Chemical Co.	4.125%	11/15/21	8,448	8,913
Dow Chemical Co.	3.000%	11/15/22	8,476	8,361
Dow Chemical Co.	3.500%	10/1/24	4,825	4,847
Eastman Chemical Co.	4.500%	1/15/21	500	517
Eastman Chemical Co.	3.600%	8/15/22	6,383	6,334
Eastman Chemical Co.	3.800%	3/15/25	3,050	2,937
Ecolab Inc.	4.350%	12/8/21	7,475	8,131
Ecolab Inc.	3.250%	1/14/23	2,100	2,138
EI du Pont de Nemours & Co.	4.250%	4/1/21	3,350	3,617
EI du Pont de Nemours & Co.	2.800%	2/15/23	6,400	6,242
Fibria Overseas Finance Ltd.	5.250%	5/12/24	3,060	2,892
FMC Corp.	3.950%	2/1/22	775	792
FMC Corp.	4.100%	2/1/24	2,500	2,494
Georgia-Pacific LLC	8.000%	1/15/24	2,266	2,854
Georgia-Pacific LLC	7.375%	12/1/25	1,677	2,105
Goldcorp Inc.	3.625%	6/9/21	6,750	6,576
Goldcorp Inc.	3.700%	3/15/23	6,450	6,279
International Paper Co.	7.500%	8/15/21	1,740	2,076
International Paper Co.	4.750%	2/15/22	8,602	9,125
International Paper Co.	3.650%	6/15/24	4,899	4,776
International Paper Co.	3.800%	1/15/26	1,925	1,868
LYB International Finance BV	4.000%	7/15/23	5,144	5,194
LyondellBasell Industries NV	6.000%	11/15/21	5,800	6,474
LyondellBasell Industries NV	5.750%	4/15/24	4,525	5,064
Methanex Corp.	4.250%	12/1/24	2,100	1,762
Monsanto Co.	2.750%	7/15/21	4,668	4,664
Monsanto Co.	2.200%	7/15/22	750	717
Monsanto Co.	3.375%	7/15/24	6,285	6,202
Monsanto Co.	2.850%	4/15/25	4,250	3,942
Monsanto Co.	5.500%	8/15/25	575	629
Mosaic Co.	3.750%	11/15/21	2,325	2,301
Mosaic Co.	4.250%	11/15/23	6,850	6,696
NewMarket Corp.	4.100%	12/15/22	1,050	1,067
Newmont Mining Corp.	3.500%	3/15/22	7,707	7,326
Nucor Corp.	4.125%	9/15/22	3,641	3,740
Nucor Corp.	4.000%	8/1/23	3,839	3,861

42

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Packaging Corp. of America	3.900%	6/15/22	5,287	5,425
Packaging Corp. of America	4.500%	11/1/23	5,005	5,186
Packaging Corp. of America	3.650%	9/15/24	1,500	1,475
Plum Creek Timberlands LP	4.700%	3/15/21	4,000	4,342
Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	2,590	2,543
Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	4,150	3,849
PPG Industries Inc.	3.600%	11/15/20	27	28
Praxair Inc.	4.050%	3/15/21	2,775	3,030
Praxair Inc.	3.000%	9/1/21	3,000	3,127
Praxair Inc.	2.450%	2/15/22	3,900	3,914
Praxair Inc.	2.200%	8/15/22	4,322	4,249
Praxair Inc.	2.650%	2/5/25	800	797
Praxair Inc.	3.200%	1/30/26	6,000	6,255
Rayonier Inc.	3.750%	4/1/22	1,750	1,729
Reliance Steel & Aluminum Co.	4.500%	4/15/23	2,275	2,111
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	4,579	4,611
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	5,250	5,192
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	6,600	6,301
Rio Tinto Finance USA plc	3.500%	3/22/22	6,600	6,418
Rio Tinto Finance USA plc	2.875%	8/21/22	6,081	5,688
RPM International Inc.	3.450%	11/15/22	3,275	3,212
Sherwin-Williams Co.	3.450%	8/1/25	2,100	2,220
Southern Copper Corp.	3.500%	11/8/22	1,200	1,110
Southern Copper Corp.	3.875%	4/23/25	3,800	3,382
Syngenta Finance NV	3.125%	3/28/22	2,200	2,159
Vale Overseas Ltd.	4.375%	1/11/22	11,690	9,031
Valspar Corp.	4.200%	1/15/22	2,400	2,524
Valspar Corp.	3.950%	1/15/26	1,900	1,941
Westlake Chemical Corp.	3.600%	7/15/22	950	952
WestRock RKT Co.	4.900%	3/1/22	2,000	2,156
WestRock RKT Co.	4.000%	3/1/23	3,120	3,156
Weyerhaeuser Co.	4.625%	9/15/23	2,500	2,594
Weyerhaeuser Co.	8.500%	1/15/25	1,375	1,761
Yamana Gold Inc.	4.950%	7/15/24	2,235	1,732
Capital Goods (5.0%)
3M Co.	2.000%	6/26/22	3,434	3,421
3M Co.	3.000%	8/7/25	2,473	2,587
ABB Finance USA Inc.	2.875%	5/8/22	5,775	5,832
Avery Dennison Corp.	3.350%	4/15/23	1,150	1,154
Bemis Co. Inc.	4.500%	10/15/21	2,625	2,811
Boeing Co.	8.750%	8/15/21	800	1,078
Boeing Co.	2.350%	10/30/21	1,200	1,225
Boeing Co.	2.200%	10/30/22	1,370	1,343
Boeing Co.	7.950%	8/15/24	2,865	3,897
Boeing Co.	2.850%	10/30/24	2,833	2,862
Boeing Co.	2.500%	3/1/25	1,000	982
Boeing Co.	2.600%	10/30/25	3,000	2,965
Carlisle Cos. Inc.	3.750%	11/15/22	2,475	2,527
Caterpillar Financial Services Corp.	2.750%	8/20/21	1,000	1,019
Caterpillar Financial Services Corp.	2.850%	6/1/22	3,639	3,686
Caterpillar Financial Services Corp.	2.625%	3/1/23	2,600	2,559
Caterpillar Financial Services Corp.	3.750%	11/24/23	4,900	5,166
Caterpillar Financial Services Corp.	3.300%	6/9/24	2,000	2,069
Caterpillar Financial Services Corp.	3.250%	12/1/24	600	599
Caterpillar Inc.	3.900%	5/27/21	5,480	5,864
Caterpillar Inc.	2.600%	6/26/22	2,900	2,928
Caterpillar Inc.	3.400%	5/15/24	7,790	7,965
Crane Co.	4.450%	12/15/23	2,200	2,294
Danaher Corp.	3.900%	6/23/21	4,492	4,902
Danaher Corp.	3.350%	9/15/25	2,500	2,625
Deere & Co.	2.600%	6/8/22	5,650	5,658
Dover Corp.	4.300%	3/1/21	3,250	3,541
Dover Corp.	3.150%	11/15/25	1,200	1,218

43

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Eaton Corp.	2.750%	11/2/22	9,363	9,214
1 Embraer Overseas Ltd.	5.696%	9/16/23	4,074	3,806
Emerson Electric Co.	2.625%	12/1/21	2,750	2,804
Emerson Electric Co.	2.625%	2/15/23	2,500	2,512
Emerson Electric Co.	3.150%	6/1/25	2,250	2,288
Exelis Inc.	5.550%	10/1/21	5,675	6,319
Flowserve Corp.	3.500%	9/15/22	4,525	4,547
Flowserve Corp.	4.000%	11/15/23	2,925	2,997
Fortune Brands Home & Security Inc.	4.000%	6/15/25	2,200	2,245
General Dynamics Corp.	3.875%	7/15/21	2,042	2,209
General Dynamics Corp.	2.250%	11/15/22	6,465	6,371
General Electric Capital Corp.	4.650%	10/17/21	8,308	9,402
General Electric Capital Corp.	3.150%	9/7/22	8,884	9,338
General Electric Capital Corp.	3.100%	1/9/23	7,807	8,166
General Electric Capital Corp.	3.450%	5/15/24	5,753	6,139
General Electric Co.	2.700%	10/9/22	17,600	18,164
General Electric Co.	3.375%	3/11/24	4,033	4,310
Harris Corp.	3.832%	4/27/25	3,400	3,451
Hexcel Corp.	4.700%	8/15/25	500	498
Honeywell International Inc.	4.250%	3/1/21	4,875	5,414
Honeywell International Inc.	3.350%	12/1/23	2,900	3,098
Hubbell Inc.	3.350%	3/1/26	2,325	2,319
IDEX Corp.	4.200%	12/15/21	2,775	2,966
Illinois Tool Works Inc.	3.375%	9/15/21	977	1,036
Illinois Tool Works Inc.	3.500%	3/1/24	8,228	8,755
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	6,060	6,422
Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	2,168	2,181
John Deere Capital Corp.	2.800%	3/4/21	2,050	2,095
John Deere Capital Corp.	3.900%	7/12/21	2,650	2,842
John Deere Capital Corp.	3.150%	10/15/21	3,750	3,911
John Deere Capital Corp.	2.750%	3/15/22	2,150	2,167
John Deere Capital Corp.	2.800%	1/27/23	3,075	3,108
John Deere Capital Corp.	3.350%	6/12/24	3,100	3,230
John Deere Capital Corp.	3.400%	9/11/25	2,875	3,004
Kennametal Inc.	3.875%	2/15/22	1,450	1,387
L-3 Communications Corp.	3.950%	5/28/24	1,995	1,878
Leggett & Platt Inc.	3.800%	11/15/24	2,700	2,800
Legrand France SA	8.500%	2/15/25	1,835	2,473
Lockheed Martin Corp.	3.350%	9/15/21	5,527	5,790
Lockheed Martin Corp.	3.100%	1/15/23	2,050	2,105
Lockheed Martin Corp.	2.900%	3/1/25	5,575	5,541
Lockheed Martin Corp.	3.550%	1/15/26	12,050	12,634
Martin Marietta Materials Inc.	4.250%	7/2/24	1,500	1,516
Mohawk Industries Inc.	3.850%	2/1/23	4,740	4,865
Northrop Grumman Corp.	3.500%	3/15/21	4,325	4,527
Northrop Grumman Corp.	3.250%	8/1/23	5,665	5,831
Owens Corning	4.200%	12/15/22	3,925	3,972
Owens Corning	4.200%	12/1/24	750	741
Parker Hannifin Corp.	3.500%	9/15/22	2,670	2,831
Parker-Hannifin Corp.	3.300%	11/21/24	3,446	3,598
Pentair Finance SA	5.000%	5/15/21	3,520	3,734
Pentair Finance SA	3.150%	9/15/22	1,300	1,251
Precision Castparts Corp.	2.500%	1/15/23	6,108	6,025
Precision Castparts Corp.	3.250%	6/15/25	4,273	4,370
Raytheon Co.	2.500%	12/15/22	10,000	10,159
Raytheon Co.	3.150%	12/15/24	400	416
Republic Services Inc.	5.250%	11/15/21	5,133	5,784
Republic Services Inc.	3.550%	6/1/22	5,083	5,319
Republic Services Inc.	4.750%	5/15/23	3,045	3,367
Republic Services Inc.	3.200%	3/15/25	2,700	2,700
Rockwell Collins Inc.	3.100%	11/15/21	559	581
Rockwell Collins Inc.	3.700%	12/15/23	2,390	2,512
Roper Technologies Inc.	3.125%	11/15/22	2,247	2,241
Roper Technologies Inc.	3.850%	12/15/25	1,950	1,985

44

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Snap-on Inc.	6.125%	9/1/21	1,410	1,661
Sonoco Products Co.	4.375%	11/1/21	775	832
Stanley Black & Decker Inc.	3.400%	12/1/21	2,825	2,924
Stanley Black & Decker Inc.	2.900%	11/1/22	2,639	2,625
Textron Inc.	3.650%	3/1/21	1,000	1,028
Textron Inc.	5.950%	9/21/21	500	562
Textron Inc.	4.300%	3/1/24	2,740	2,842
Textron Inc.	3.875%	3/1/25	2,200	2,208
Timken CO	3.875%	9/1/24	1,020	1,004
Tyco International Finance SA	3.900%	2/14/26	3,685	3,731
United Technologies Corp.	3.100%	6/1/22	14,510	15,099
Waste Management Inc.	4.600%	3/1/21	1,930	2,082
Waste Management Inc.	2.900%	9/15/22	3,760	3,765
Waste Management Inc.	3.500%	5/15/24	1,450	1,508
Waste Management Inc.	3.125%	3/1/25	3,959	3,983
Xylem Inc.	4.875%	10/1/21	2,550	2,758
Communication (8.9%)
21st Century Fox America Inc.	3.000%	9/15/22	6,885	6,911
21st Century Fox America Inc.	8.875%	4/26/23	1,000	1,327
21st Century Fox America Inc.	4.000%	10/1/23	2,350	2,478
21st Century Fox America Inc.	3.700%	9/15/24	2,400	2,462
21st Century Fox America Inc.	3.700%	10/15/25	3,000	3,029
21st Century Fox America Inc.	7.700%	10/30/25	3,285	4,178
America Movil SAB de CV	3.125%	7/16/22	10,247	10,176
American Tower Corp.	3.450%	9/15/21	2,800	2,798
American Tower Corp.	5.900%	11/1/21	5,574	6,193
American Tower Corp.	4.700%	3/15/22	2,855	3,025
American Tower Corp.	3.500%	1/31/23	7,440	7,305
American Tower Corp.	5.000%	2/15/24	2,773	2,945
American Tower Corp.	4.000%	6/1/25	5,425	5,392
American Tower Corp.	4.400%	2/15/26	2,075	2,115
AT&T Inc.	4.450%	5/15/21	7,405	7,923
AT&T Inc.	3.875%	8/15/21	8,654	9,078
AT&T Inc.	3.000%	2/15/22	10,499	10,462
AT&T Inc.	3.000%	6/30/22	17,900	17,812
AT&T Inc.	2.625%	12/1/22	5,925	5,753
AT&T Inc.	3.600%	2/17/23	10,000	10,149
AT&T Inc.	3.400%	5/15/25	17,755	17,440
AT&T Inc.	4.125%	2/17/26	21,000	21,670
CBS Corp.	3.375%	3/1/22	1,646	1,660
CBS Corp.	3.700%	8/15/24	4,533	4,466
CBS Corp.	3.500%	1/15/25	2,750	2,659
CBS Corp.	4.000%	1/15/26	3,275	3,252
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	6,582	6,652
1 CCO Safari II LLC	4.464%	7/23/22	16,975	17,246
1 CCO Safari II LLC	4.908%	7/23/25	24,450	24,965
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	7,204	10,068
Comcast Corp.	3.125%	7/15/22	6,250	6,540
Comcast Corp.	2.850%	1/15/23	3,022	3,092
Comcast Corp.	3.600%	3/1/24	6,882	7,279
Comcast Corp.	3.375%	2/15/25	8,125	8,500
Comcast Corp.	3.375%	8/15/25	8,079	8,471
Comcast Corp.	3.150%	3/1/26	5,000	5,122
Crown Castle International Corp.	4.875%	4/15/22	5,000	5,238
Crown Castle International Corp.	5.250%	1/15/23	8,750	9,297
Crown Castle International Corp.	4.450%	2/15/26	8,250	8,415
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	6,082	6,536
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	5,353	5,884
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	10,785	11,092
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.450%	4/1/24	6,847	7,189
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.950%	1/15/25	11,250	11,411
Discovery Communications LLC	4.375%	6/15/21	2,700	2,746
Discovery Communications LLC	3.300%	5/15/22	1,853	1,747

45

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Discovery Communications LLC	3.250%	4/1/23	1,900	1,743
Discovery Communications LLC	3.450%	3/15/25	2,350	2,107
Electronic Arts Inc.	3.700%	3/1/21	3,300	3,340
Grupo Televisa SAB	6.625%	3/18/25	5,835	6,702
Grupo Televisa SAB	4.625%	1/30/26	300	305
GTE Corp.	8.750%	11/1/21	1,175	1,488
Historic TW Inc.	9.150%	2/1/23	2,745	3,609
Interpublic Group of Cos. Inc.	3.750%	2/15/23	1,800	1,762
Interpublic Group of Cos. Inc.	4.200%	4/15/24	4,375	4,366
McGraw Hill Financial Inc.	4.000%	6/15/25	2,975	3,019
McGraw Hill Financial Inc.	4.400%	2/15/26	4,220	4,439
Moody's Corp.	4.500%	9/1/22	1,971	2,142
Moody's Corp.	4.875%	2/15/24	6,959	7,543
NBCUniversal Media LLC	4.375%	4/1/21	12,668	14,007
NBCUniversal Media LLC	2.875%	1/15/23	6,523	6,652
Omnicom Group Inc.	3.625%	5/1/22	7,373	7,478
Omnicom Group Inc.	3.650%	11/1/24	6,233	6,257
Orange SA	4.125%	9/14/21	7,150	7,668
Qwest Corp.	6.750%	12/1/21	5,520	5,885
Qwest Corp.	7.250%	9/15/25	500	553
RELX Capital Inc.	3.125%	10/15/22	4,219	4,196
Rogers Communications Inc.	3.000%	3/15/23	3,250	3,265
Rogers Communications Inc.	4.100%	10/1/23	3,600	3,839
Rogers Communications Inc.	3.625%	12/15/25	3,950	4,017
Scripps Networks Interactive Inc.	3.500%	6/15/22	5,200	5,095
Scripps Networks Interactive Inc.	3.900%	11/15/24	1,900	1,852
TCI Communications Inc.	7.875%	2/15/26	1,457	1,982
Telefonica Emisiones SAU	5.462%	2/16/21	7,607	8,347
Telefonica Emisiones SAU	4.570%	4/27/23	3,875	4,100
Thomson Reuters Corp.	3.950%	9/30/21	3,377	3,564
Thomson Reuters Corp.	4.300%	11/23/23	2,000	2,116
Thomson Reuters Corp.	3.850%	9/29/24	3,950	4,037
Time Warner Cable Inc.	4.000%	9/1/21	5,441	5,531
Time Warner Cos. Inc.	7.570%	2/1/24	1,720	2,089
Time Warner Entertainment Co. LP	8.375%	3/15/23	4,885	5,914
Time Warner Inc.	4.750%	3/29/21	3,358	3,630
Time Warner Inc.	4.000%	1/15/22	3,225	3,345
Time Warner Inc.	3.400%	6/15/22	2,401	2,379
Time Warner Inc.	4.050%	12/15/23	3,846	3,963
Time Warner Inc.	3.550%	6/1/24	7,216	7,075
Time Warner Inc.	3.600%	7/15/25	12,375	12,164
Verizon Communications Inc.	3.450%	3/15/21	7,177	7,461
Verizon Communications Inc.	4.600%	4/1/21	6,940	7,580
Verizon Communications Inc.	3.000%	11/1/21	7,409	7,530
Verizon Communications Inc.	3.500%	11/1/21	15,468	16,158
Verizon Communications Inc.	2.450%	11/1/22	12,346	11,935
Verizon Communications Inc.	5.150%	9/15/23	46,292	52,298
Verizon Communications Inc.	4.150%	3/15/24	10,235	10,900
Verizon Communications Inc.	3.500%	11/1/24	11,476	11,727
Viacom Inc.	3.875%	12/15/21	6,295	6,269
Viacom Inc.	3.125%	6/15/22	3,000	2,782
Viacom Inc.	4.250%	9/1/23	4,010	3,917
Viacom Inc.	3.875%	4/1/24	4,325	4,049
Vodafone Group plc	4.375%	3/16/21	3,258	3,454
Vodafone Group plc	2.500%	9/26/22	5,948	5,674
Vodafone Group plc	2.950%	2/19/23	6,966	6,690
Walt Disney Co.	3.750%	6/1/21	1,626	1,767
Walt Disney Co.	2.750%	8/16/21	4,431	4,615
Walt Disney Co.	2.550%	2/15/22	3,000	3,081
Walt Disney Co.	2.350%	12/1/22	4,377	4,441
Walt Disney Co.	3.150%	9/17/25	3,000	3,173
Walt Disney Co.	3.000%	2/13/26	5,800	6,076
WPP Finance 2010	4.750%	11/21/21	3,409	3,706
WPP Finance 2010	3.625%	9/7/22	3,125	3,162

46

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
WPP Finance 2010	3.750%	9/19/24	4,281	4,266
Consumer Cyclical (7.9%)
Advance Auto Parts Inc.	4.500%	1/15/22	1,600	1,674
Advance Auto Parts Inc.	4.500%	12/1/23	2,550	2,631
Alibaba Group Holding Ltd.	3.125%	11/28/21	7,800	7,787
Alibaba Group Holding Ltd.	3.600%	11/28/24	15,725	15,506
Amazon.com Inc.	3.300%	12/5/21	6,172	6,501
Amazon.com Inc.	2.500%	11/29/22	6,680	6,674
Amazon.com Inc.	3.800%	12/5/24	6,743	7,205
Automatic Data Processing Inc.	3.375%	9/15/25	6,570	6,976
AutoNation Inc.	4.500%	10/1/25	2,000	2,041
AutoZone Inc.	2.500%	4/15/21	1,025	1,015
AutoZone Inc.	3.700%	4/15/22	4,355	4,513
AutoZone Inc.	2.875%	1/15/23	1,500	1,478
AutoZone Inc.	3.125%	7/15/23	1,000	997
AutoZone Inc.	3.250%	4/15/25	2,825	2,790
Bed Bath & Beyond Inc.	3.749%	8/1/24	1,475	1,417
Best Buy Co. Inc.	5.500%	3/15/21	625	642
Block Financial LLC	5.500%	11/1/22	3,175	3,401
Block Financial LLC	5.250%	10/1/25	1,950	2,074
BorgWarner Inc.	3.375%	3/15/25	2,575	2,458
Brinker International Inc.	3.875%	5/15/23	1,450	1,420
Coach Inc.	4.250%	4/1/25	3,125	3,004
Costco Wholesale Corp.	2.250%	2/15/22	2,000	2,021
Cummins Inc.	3.650%	10/1/23	2,233	2,345
CVS Health Corp.	3.500%	7/20/22	9,760	10,206
CVS Health Corp.	2.750%	12/1/22	10,675	10,639
1 CVS Health Corp.	4.750%	12/1/22	1,000	1,096
CVS Health Corp.	4.000%	12/5/23	8,216	8,894
CVS Health Corp.	3.375%	8/12/24	6,465	6,675
1 CVS Health Corp.	5.000%	12/1/24	1,000	1,108
CVS Health Corp.	3.875%	7/20/25	16,426	17,513
Delphi Automotive plc	4.250%	1/15/26	6,250	6,376
Delphi Corp.	5.000%	2/15/23	3,350	3,425
Delphi Corp.	4.150%	3/15/24	3,827	3,903
Dollar General Corp.	3.250%	4/15/23	3,900	3,847
Dollar General Corp.	4.150%	11/1/25	3,300	3,332
eBay Inc.	2.875%	8/1/21	3,904	3,850
eBay Inc.	2.600%	7/15/22	4,475	4,182
eBay Inc.	3.450%	8/1/24	4,615	4,394
Expedia Inc.	4.500%	8/15/24	3,285	3,066
1 Expedia Inc.	5.000%	2/15/26	1,735	1,649
Ford Motor Credit Co. LLC	5.875%	8/2/21	9,727	10,691
Ford Motor Credit Co. LLC	3.219%	1/9/22	7,050	6,840
Ford Motor Credit Co. LLC	4.250%	9/20/22	5,625	5,734
Ford Motor Credit Co. LLC	4.375%	8/6/23	5,675	5,811
Ford Motor Credit Co. LLC	3.664%	9/8/24	4,000	3,885
Ford Motor Credit Co. LLC	4.134%	8/4/25	15,200	15,159
Gap Inc.	5.950%	4/12/21	6,472	6,738
General Motors Co.	4.875%	10/2/23	9,679	9,764
General Motors Co.	4.000%	4/1/25	2,650	2,438
General Motors Financial Co. Inc.	4.200%	3/1/21	5,000	5,000
General Motors Financial Co. Inc.	4.375%	9/25/21	6,150	6,186
General Motors Financial Co. Inc.	3.450%	4/10/22	8,504	7,994
General Motors Financial Co. Inc.	4.250%	5/15/23	3,400	3,307
General Motors Financial Co. Inc.	4.000%	1/15/25	8,988	8,247
General Motors Financial Co. Inc.	4.300%	7/13/25	3,615	3,434
General Motors Financial Co. Inc.	5.250%	3/1/26	4,100	4,115
Harley-Davidson Inc.	3.500%	7/28/25	3,850	3,959
Harman International Industries Inc.	4.150%	5/15/25	3,800	3,718
Home Depot Inc.	2.000%	4/1/21	4,000	4,024
Home Depot Inc.	4.400%	4/1/21	6,827	7,588
Home Depot Inc.	2.625%	6/1/22	7,755	7,902

47

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Home Depot Inc.	2.700%	4/1/23	7,653	7,848
Home Depot Inc.	3.750%	2/15/24	7,602	8,302
Home Depot Inc.	3.350%	9/15/25	4,200	4,461
Hyatt Hotels Corp.	5.375%	8/15/21	800	869
Hyatt Hotels Corp.	3.375%	7/15/23	2,475	2,402
Hyatt Hotels Corp.	4.850%	3/15/26	1,900	1,898
Johnson Controls Inc.	4.250%	3/1/21	2,614	2,745
Johnson Controls Inc.	3.750%	12/1/21	2,821	2,898
Johnson Controls Inc.	3.625%	7/2/24	1,800	1,796
Kohl's Corp.	4.000%	11/1/21	3,270	3,300
Kohl's Corp.	3.250%	2/1/23	2,825	2,648
Kohl's Corp.	4.750%	12/15/23	263	264
Kohl's Corp.	4.250%	7/17/25	4,350	4,178
Lowe's Cos. Inc.	3.750%	4/15/21	1,275	1,373
Lowe's Cos. Inc.	3.800%	11/15/21	3,926	4,244
Lowe's Cos. Inc.	3.120%	4/15/22	2,473	2,572
Lowe's Cos. Inc.	3.875%	9/15/23	5,216	5,669
Lowe's Cos. Inc.	3.125%	9/15/24	1,325	1,361
Lowe's Cos. Inc.	3.375%	9/15/25	6,925	7,257
Macy's Retail Holdings Inc.	3.875%	1/15/22	4,025	3,996
Macy's Retail Holdings Inc.	2.875%	2/15/23	2,830	2,551
Macy's Retail Holdings Inc.	4.375%	9/1/23	3,625	3,576
Macy's Retail Holdings Inc.	3.625%	6/1/24	3,493	3,237
Macy's Retail Holdings Inc.	6.650%	7/15/24	50	55
Magna International Inc.	3.625%	6/15/24	3,313	3,312
Magna International Inc.	4.150%	10/1/25	2,600	2,700
Marriott International Inc.	2.875%	3/1/21	1,625	1,633
Marriott International Inc.	3.125%	10/15/21	3,500	3,570
Marriott International Inc.	3.250%	9/15/22	1,800	1,798
Marriott International Inc.	3.750%	10/1/25	3,225	3,256
MasterCard Inc.	3.375%	4/1/24	5,058	5,290
McDonald's Corp.	3.625%	5/20/21	3,396	3,615
McDonald's Corp.	2.625%	1/15/22	3,891	3,899
McDonald's Corp.	3.375%	5/26/25	5,845	6,012
McDonald's Corp.	3.700%	1/30/26	12,050	12,549
NIKE Inc.	2.250%	5/1/23	1,573	1,578
Nordstrom Inc.	4.000%	10/15/21	2,750	2,889
NVR Inc.	3.950%	9/15/22	3,052	3,074
O'Reilly Automotive Inc.	4.625%	9/15/21	1,596	1,730
O'Reilly Automotive Inc.	3.800%	9/1/22	2,200	2,300
O'Reilly Automotive Inc.	3.850%	6/15/23	1,375	1,423
Priceline Group Inc.	3.650%	3/15/25	2,300	2,290
QVC Inc.	5.125%	7/2/22	3,035	3,086
QVC Inc.	4.375%	3/15/23	1,800	1,702
QVC Inc.	4.850%	4/1/24	5,233	5,054
QVC Inc.	4.450%	2/15/25	2,950	2,751
Ross Stores Inc.	3.375%	9/15/24	1,125	1,139
Signet UK Finance plc	4.700%	6/15/24	2,175	2,181
Staples Inc.	4.375%	1/12/23	2,675	2,605
Starbucks Corp.	2.700%	6/15/22	1,750	1,795
Starbucks Corp.	3.850%	10/1/23	4,789	5,243
Starwood Hotels & Resorts Worldwide Inc.	3.125%	2/15/23	1,625	1,614
Starwood Hotels & Resorts Worldwide Inc.	3.750%	3/15/25	3,300	3,336
Target Corp.	2.900%	1/15/22	5,245	5,441
Target Corp.	3.500%	7/1/24	7,475	8,017
TJX Cos. Inc.	2.750%	6/15/21	6,975	7,153
TJX Cos. Inc.	2.500%	5/15/23	3,125	3,093
Toyota Motor Credit Corp.	2.750%	5/17/21	4,250	4,349
Toyota Motor Credit Corp.	3.400%	9/15/21	6,600	6,933
Toyota Motor Credit Corp.	3.300%	1/12/22	6,322	6,621
Toyota Motor Credit Corp.	2.800%	7/13/22	1,300	1,320
Toyota Motor Credit Corp.	2.625%	1/10/23	3,474	3,490
VF Corp.	3.500%	9/1/21	3,665	3,905
Visa Inc.	2.800%	12/14/22	12,800	13,183

48

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Visa Inc.	3.150%	12/14/25	23,925	24,827
Wal-Mart Stores Inc.	4.250%	4/15/21	4,175	4,656
Wal-Mart Stores Inc.	2.550%	4/11/23	14,052	14,301
Wal-Mart Stores Inc.	3.300%	4/22/24	11,571	12,294
Walgreen Co.	3.100%	9/15/22	3,577	3,522
Walgreens Boots Alliance Inc.	3.300%	11/18/21	9,443	9,513
Walgreens Boots Alliance Inc.	3.800%	11/18/24	11,725	11,769
Wyndham Worldwide Corp.	4.250%	3/1/22	5,600	5,654
Wyndham Worldwide Corp.	3.900%	3/1/23	2,850	2,792
Wyndham Worldwide Corp.	5.100%	10/1/25	2,500	2,546
Consumer Noncyclical (16.0%)
Abbott Laboratories	2.550%	3/15/22	3,975	3,954
Abbott Laboratories	2.950%	3/15/25	4,500	4,451
AbbVie Inc.	2.900%	11/6/22	19,705	19,568
AbbVie Inc.	3.200%	11/6/22	6,450	6,541
AbbVie Inc.	3.600%	5/14/25	24,130	24,568
Actavis Funding SCS	3.450%	3/15/22	16,564	16,873
Actavis Funding SCS	3.850%	6/15/24	8,983	9,274
Actavis Funding SCS	3.800%	3/15/25	21,026	21,647
Actavis Inc.	3.250%	10/1/22	10,675	10,728
Agilent Technologies Inc.	3.200%	10/1/22	2,700	2,702
Agilent Technologies Inc.	3.875%	7/15/23	3,400	3,480
Allergan Inc.	2.800%	3/15/23	3,350	3,258
Altria Group Inc.	4.750%	5/5/21	8,374	9,272
Altria Group Inc.	2.850%	8/9/22	10,170	10,274
Altria Group Inc.	2.950%	5/2/23	2,272	2,296
Altria Group Inc.	4.000%	1/31/24	8,368	8,990
AmerisourceBergen Corp.	3.500%	11/15/21	4,100	4,247
AmerisourceBergen Corp.	3.400%	5/15/24	3,150	3,159
AmerisourceBergen Corp.	3.250%	3/1/25	2,175	2,167
Amgen Inc.	4.100%	6/15/21	4,850	5,196
Amgen Inc.	3.875%	11/15/21	9,850	10,444
Amgen Inc.	2.700%	5/1/22	2,100	2,064
Amgen Inc.	3.625%	5/15/22	6,852	7,075
Amgen Inc.	3.625%	5/22/24	9,419	9,652
Amgen Inc.	3.125%	5/1/25	3,760	3,718
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	11,228	11,107
Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	39,675	40,766
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	11,589	12,233
Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	51,985	53,608
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	19,402	19,226
Archer-Daniels-Midland Co.	4.479%	3/1/21	3,166	3,487
AstraZeneca plc	3.375%	11/16/25	11,550	11,700
Baptist Health South Florida Obligated Group Revenue	4.590%	8/15/21	1,000	1,116
1 Baxalta Inc.	3.600%	6/23/22	3,979	3,940
1 Baxalta Inc.	4.000%	6/23/25	10,507	10,371
Beam Suntory Inc.	3.250%	5/15/22	1,275	1,298
Beam Suntory Inc.	3.250%	6/15/23	1,050	1,027
Becton Dickinson & Co.	3.125%	11/8/21	5,250	5,373
Becton Dickinson & Co.	3.734%	12/15/24	9,719	10,054
Becton Dickinson and Co.	3.300%	3/1/23	2,150	2,207
Becton Dickinson and Co.	3.875%	5/15/24	2,100	2,180
Biogen Inc.	3.625%	9/15/22	5,900	6,083
Biogen Inc.	4.050%	9/15/25	10,950	11,382
Boston Scientific Corp.	3.375%	5/15/22	4,250	4,262
Boston Scientific Corp.	4.125%	10/1/23	2,710	2,779
Boston Scientific Corp.	3.850%	5/15/25	5,750	5,724
Bristol-Myers Squibb Co.	2.000%	8/1/22	4,403	4,357
Bristol-Myers Squibb Co.	7.150%	6/15/23	900	1,165
Bristol-Myers Squibb Co.	3.250%	11/1/23	2,975	3,151
Brown-Forman Corp.	2.250%	1/15/23	2,175	2,138
Campbell Soup Co.	4.250%	4/15/21	1,000	1,084
Campbell Soup Co.	2.500%	8/2/22	2,075	2,032

49

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Campbell Soup Co.	3.300%	3/19/25	1,100	1,124
Cardinal Health Inc.	3.200%	6/15/22	1,200	1,230
Cardinal Health Inc.	3.200%	3/15/23	4,595	4,656
Cardinal Health Inc.	3.750%	9/15/25	3,300	3,432
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	1,800	1,803
Celgene Corp.	3.250%	8/15/22	5,195	5,226
Celgene Corp.	3.550%	8/15/22	4,410	4,532
Celgene Corp.	4.000%	8/15/23	5,985	6,256
Celgene Corp.	3.625%	5/15/24	6,333	6,367
Celgene Corp.	3.875%	8/15/25	13,874	14,314
Church & Dwight Co. Inc.	2.875%	10/1/22	900	906
Clorox Co.	3.800%	11/15/21	3,288	3,516
Clorox Co.	3.050%	9/15/22	2,100	2,130
Clorox Co.	3.500%	12/15/24	2,333	2,415
Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	1,800	1,873
Coca-Cola Co.	3.300%	9/1/21	8,987	9,584
Coca-Cola Co.	2.500%	4/1/23	4,852	4,951
Coca-Cola Co.	3.200%	11/1/23	7,450	7,909
Coca-Cola Co.	2.875%	10/27/25	10,900	11,146
Coca-Cola Enterprises Inc.	3.250%	8/19/21	425	434
Coca-Cola Enterprises Inc.	4.500%	9/1/21	2,600	2,851
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	4,673	4,791
Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	975	1,289
Colgate-Palmolive Co.	2.450%	11/15/21	2,875	2,947
Colgate-Palmolive Co.	2.300%	5/3/22	2,650	2,695
Colgate-Palmolive Co.	1.950%	2/1/23	3,975	3,904
Colgate-Palmolive Co.	2.100%	5/1/23	650	660
Colgate-Palmolive Co.	3.250%	3/15/24	3,253	3,494
ConAgra Foods Inc.	3.250%	9/15/22	3,175	3,172
ConAgra Foods Inc.	3.200%	1/25/23	5,263	5,222
Covidien International Finance SA	3.200%	6/15/22	7,080	7,305
Covidien International Finance SA	2.950%	6/15/23	5,148	5,172
DENTSPLY SIRONA Inc.	4.125%	8/15/21	50	52
Diageo Capital plc	2.625%	4/29/23	10,420	10,445
Diageo Investment Corp.	2.875%	5/11/22	4,987	5,103
Dignity Health California GO	3.125%	11/1/22	800	824
Dignity Health California GO	3.812%	11/1/24	2,000	2,111
Dr Pepper Snapple Group Inc.	3.200%	11/15/21	1,625	1,672
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	625	618
Dr Pepper Snapple Group Inc.	3.400%	11/15/25	2,900	2,948
Eli Lilly & Co.	2.750%	6/1/25	5,240	5,322
Estee Lauder Cos. Inc.	2.350%	8/15/22	1,000	1,001
Express Scripts Holding Co.	4.750%	11/15/21	5,212	5,580
Express Scripts Holding Co.	3.900%	2/15/22	7,354	7,477
Express Scripts Holding Co.	3.500%	6/15/24	6,115	5,852
Express Scripts Holding Co.	4.500%	2/25/26	2,500	2,516
Flowers Foods Inc.	4.375%	4/1/22	2,350	2,507
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	1,200	1,127
General Mills Inc.	3.150%	12/15/21	3,930	4,094
General Mills Inc.	3.650%	2/15/24	3,911	4,153
Gilead Sciences Inc.	4.500%	4/1/21	5,475	6,028
Gilead Sciences Inc.	4.400%	12/1/21	5,812	6,384
Gilead Sciences Inc.	3.250%	9/1/22	5,550	5,762
Gilead Sciences Inc.	3.700%	4/1/24	10,661	11,225
Gilead Sciences Inc.	3.500%	2/1/25	11,926	12,438
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	6,648	6,803
GlaxoSmithKline Capital plc	2.850%	5/8/22	9,917	10,270
Hasbro Inc.	3.150%	5/15/21	1,875	1,905
Hershey Co.	2.625%	5/1/23	1,750	1,781
Hershey Co.	3.200%	8/21/25	1,600	1,669
Hormel Foods Corp.	4.125%	4/15/21	1,100	1,204
International Flavors & Fragrances Inc.	3.200%	5/1/23	975	978
JM Smucker Co.	3.500%	10/15/21	4,300	4,472
JM Smucker Co.	3.000%	3/15/22	2,400	2,439

50

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JM Smucker Co.	3.500%	3/15/25	5,750	5,931
Johnson & Johnson	1.650%	3/1/21	6,000	6,013
Johnson & Johnson	3.550%	5/15/21	3,900	4,248
Johnson & Johnson	2.450%	12/5/21	3,400	3,525
Johnson & Johnson	2.050%	3/1/23	2,700	2,704
Johnson & Johnson	6.730%	11/15/23	50	66
Johnson & Johnson	3.375%	12/5/23	3,050	3,350
Kaiser Foundation Hospitals	3.500%	4/1/22	2,675	2,778
Kellogg Co.	3.125%	5/17/22	825	843
Kellogg Co.	3.250%	4/1/26	3,600	3,625
Kimberly-Clark Corp.	3.875%	3/1/21	1,075	1,163
Kimberly-Clark Corp.	2.400%	3/1/22	3,200	3,253
Kimberly-Clark Corp.	2.400%	6/1/23	2,985	2,999
Kimberly-Clark Corp.	2.650%	3/1/25	750	754
Kimberly-Clark Corp.	3.050%	8/15/25	3,000	3,115
Kimberly-Clark Corp.	2.750%	2/15/26	2,000	2,016
Koninklijke Philips NV	3.750%	3/15/22	4,712	4,789
Kraft Foods Group Inc.	3.500%	6/6/22	11,804	12,168
1 Kraft Heinz Foods Co.	3.500%	7/15/22	5,650	5,801
1 Kraft Heinz Foods Co.	3.950%	7/15/25	8,825	9,234
Kroger Co.	2.950%	11/1/21	3,171	3,235
Kroger Co.	3.400%	4/15/22	1,918	1,990
Kroger Co.	3.850%	8/1/23	7,198	7,682
Kroger Co.	4.000%	2/1/24	4,525	4,806
Kroger Co.	3.500%	2/1/26	875	901
Laboratory Corp. of America Holdings	3.200%	2/1/22	3,730	3,713
Laboratory Corp. of America Holdings	3.750%	8/23/22	950	968
Laboratory Corp. of America Holdings	4.000%	11/1/23	1,925	1,969
Laboratory Corp. of America Holdings	3.600%	2/1/25	4,065	4,029
Mattel Inc.	3.150%	3/15/23	1,850	1,821
McCormick & Co. Inc.	3.900%	7/15/21	275	299
McCormick & Co. Inc.	3.500%	9/1/23	1,200	1,284
McCormick & Co. Inc.	3.250%	11/15/25	2,100	2,195
McKesson Corp.	4.750%	3/1/21	2,701	2,963
McKesson Corp.	2.700%	12/15/22	3,920	3,833
McKesson Corp.	2.850%	3/15/23	1,950	1,911
McKesson Corp.	3.796%	3/15/24	6,075	6,222
Mead Johnson Nutrition Co.	4.125%	11/15/25	4,600	4,755
Medtronic Inc.	4.125%	3/15/21	2,513	2,719
Medtronic Inc.	3.125%	3/15/22	2,961	3,040
Medtronic Inc.	3.150%	3/15/22	13,075	13,614
Medtronic Inc.	2.750%	4/1/23	7,325	7,312
Medtronic Inc.	3.625%	3/15/24	5,516	5,809
Medtronic Inc.	3.500%	3/15/25	25,070	26,302
Merck & Co. Inc.	2.350%	2/10/22	7,000	6,994
Merck & Co. Inc.	2.400%	9/15/22	5,739	5,761
Merck & Co. Inc.	2.800%	5/18/23	8,698	8,870
Merck & Co. Inc.	2.750%	2/10/25	13,560	13,626
Molson Coors Brewing Co.	3.500%	5/1/22	1,625	1,668
Mondelez International Inc.	4.000%	2/1/24	9,225	9,620
Mylan Inc.	4.200%	11/29/23	2,750	2,725
Newell Rubbermaid Inc.	4.000%	6/15/22	375	372
Newell Rubbermaid Inc.	4.000%	12/1/24	3,422	3,266
Newell Rubbermaid Inc.	3.900%	11/1/25	1,325	1,253
Novartis Capital Corp.	2.400%	9/21/22	9,912	10,026
Novartis Capital Corp.	3.400%	5/6/24	8,668	9,256
Novartis Capital Corp.	3.000%	11/20/25	10,630	10,957
Owens & Minor Inc.	4.375%	12/15/24	2,100	2,167
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	1,225	1,296
PepsiCo Inc.	3.000%	8/25/21	5,765	6,046
PepsiCo Inc.	2.750%	3/5/22	9,068	9,365
PepsiCo Inc.	3.100%	7/17/22	5,590	5,872
PepsiCo Inc.	2.750%	3/1/23	5,050	5,197
PepsiCo Inc.	3.600%	3/1/24	5,850	6,319

51

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PepsiCo Inc.	2.750%	4/30/25	7,548	7,616
PepsiCo Inc.	3.500%	7/17/25	4,660	4,944
PepsiCo Inc.	2.850%	2/24/26	4,000	4,063
PerkinElmer Inc.	5.000%	11/15/21	3,150	3,413
Perrigo Co. plc	4.000%	11/15/23	5,000	4,948
Perrigo Finance plc	3.500%	12/15/21	2,600	2,574
Perrigo Finance plc	3.900%	12/15/24	4,350	4,237
Pfizer Inc.	3.000%	6/15/23	4,358	4,511
Pfizer Inc.	3.400%	5/15/24	5,181	5,423
Philip Morris International Inc.	4.125%	5/17/21	1,920	2,100
Philip Morris International Inc.	2.900%	11/15/21	6,244	6,492
Philip Morris International Inc.	2.500%	8/22/22	3,415	3,449
Philip Morris International Inc.	2.625%	3/6/23	2,750	2,788
Philip Morris International Inc.	3.600%	11/15/23	4,044	4,351
Philip Morris International Inc.	3.250%	11/10/24	3,150	3,281
Philip Morris International Inc.	3.375%	8/11/25	2,075	2,200
Philip Morris International Inc.	2.750%	2/25/26	5,000	5,027
Procter & Gamble Co.	2.300%	2/6/22	5,774	5,858
Procter & Gamble Co.	3.100%	8/15/23	7,650	8,095
Procter & Gamble Co.	6.450%	1/15/26	1,450	1,920
Procter & Gamble Co.	2.700%	2/2/26	1,250	1,269
Quest Diagnostics Inc.	4.700%	4/1/21	1,650	1,769
Quest Diagnostics Inc.	4.250%	4/1/24	4,275	4,453
Quest Diagnostics Inc.	3.500%	3/30/25	1,300	1,284
Reynolds American Inc.	4.000%	6/12/22	5,890	6,355
Reynolds American Inc.	4.850%	9/15/23	3,650	4,082
Reynolds American Inc.	4.450%	6/12/25	15,535	16,876
Sanofi	4.000%	3/29/21	10,081	11,031
St. Jude Medical Inc.	3.250%	4/15/23	5,400	5,418
St. Jude Medical Inc.	3.875%	9/15/25	2,400	2,463
Stryker Corp.	3.375%	5/15/24	2,475	2,480
Stryker Corp.	3.375%	11/1/25	4,650	4,622
Sysco Corp.	2.600%	6/12/22	1,300	1,277
Sysco Corp.	3.750%	10/1/25	2,375	2,453
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	4,001	4,153
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	4,236	4,114
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	1,749	1,801
Thermo Fisher Scientific Inc.	4.500%	3/1/21	7,665	8,211
Thermo Fisher Scientific Inc.	3.600%	8/15/21	7,123	7,291
Thermo Fisher Scientific Inc.	3.300%	2/15/22	5,910	5,902
Thermo Fisher Scientific Inc.	3.150%	1/15/23	1,871	1,830
Thermo Fisher Scientific Inc.	4.150%	2/1/24	6,115	6,371
Thermo Fisher Scientific Inc.	3.650%	12/15/25	1,800	1,809
Tupperware Brands Corp.	4.750%	6/1/21	2,600	2,665
Tyson Foods Inc.	4.500%	6/15/22	7,740	8,333
Tyson Foods Inc.	3.950%	8/15/24	5,576	5,884
Unilever Capital Corp.	3.100%	7/30/25	2,225	2,342
Whirlpool Corp.	4.850%	6/15/21	2,350	2,572
Whirlpool Corp.	4.700%	6/1/22	1,898	2,062
Whirlpool Corp.	3.700%	3/1/23	3,475	3,564
Whirlpool Corp.	3.700%	5/1/25	600	609
1 Whole Foods Market Inc.	5.200%	12/3/25	5,450	5,463
Wyeth LLC	6.450%	2/1/24	5,094	6,365
Zeneca Wilmington Inc.	7.000%	11/15/23	1,600	2,037
Zimmer Biomet Holdings Inc.	3.375%	11/30/21	1,650	1,671
Zimmer Biomet Holdings Inc.	3.150%	4/1/22	4,450	4,432
Zimmer Biomet Holdings Inc.	3.550%	4/1/25	11,150	11,023
Zoetis Inc.	3.250%	2/1/23	8,425	8,107
Zoetis Inc.	4.500%	11/13/25	2,700	2,795
Energy (9.5%)
Anadarko Petroleum Corp.	3.450%	7/15/24	3,508	2,842
Apache Corp.	3.250%	4/15/22	7,742	6,750
Apache Corp.	2.625%	1/15/23	75	61

52

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Baker Hughes Inc.	3.200%	8/15/21	3,321	3,221
Boardwalk Pipelines LP	3.375%	2/1/23	2,775	2,234
Boardwalk Pipelines LP	4.950%	12/15/24	3,050	2,611
BP Capital Markets plc	4.742%	3/11/21	7,530	8,036
BP Capital Markets plc	3.561%	11/1/21	5,086	5,089
BP Capital Markets plc	3.062%	3/17/22	4,464	4,368
BP Capital Markets plc	3.245%	5/6/22	8,004	7,891
BP Capital Markets plc	2.500%	11/6/22	7,625	7,110
BP Capital Markets plc	2.750%	5/10/23	11,248	10,642
BP Capital Markets plc	3.994%	9/26/23	4,275	4,332
BP Capital Markets plc	3.814%	2/10/24	8,169	8,078
BP Capital Markets plc	3.535%	11/4/24	3,955	3,783
BP Capital Markets plc	3.506%	3/17/25	4,160	4,049
Buckeye Partners LP	4.875%	2/1/21	225	206
Buckeye Partners LP	4.150%	7/1/23	5,971	5,113
Cameron International Corp.	4.500%	6/1/21	350	363
Cameron International Corp.	3.600%	4/30/22	1,150	1,127
Cameron International Corp.	4.000%	12/15/23	1,400	1,385
Cameron International Corp.	3.700%	6/15/24	2,600	2,499
Canadian Natural Resources Ltd.	3.450%	11/15/21	100	82
Canadian Natural Resources Ltd.	3.800%	4/15/24	5,275	4,062
Canadian Natural Resources Ltd.	3.900%	2/1/25	1,525	1,178
Chevron Corp.	2.411%	3/3/22	5,250	5,119
Chevron Corp.	2.355%	12/5/22	9,913	9,516
Chevron Corp.	3.191%	6/24/23	14,496	14,480
Chevron Corp.	3.326%	11/17/25	7,250	7,231
Cimarex Energy Co.	5.875%	5/1/22	2,100	2,032
Cimarex Energy Co.	4.375%	6/1/24	5,750	5,333
1 Columbia Pipeline Group Inc.	4.500%	6/1/25	5,250	4,774
ConocoPhillips Co.	2.875%	11/15/21	5,275	4,782
ConocoPhillips Co.	2.400%	12/15/22	4,785	4,148
ConocoPhillips Co.	3.350%	11/15/24	8,889	7,853
Copano Energy LLC / Copano Energy Finance Corp.	7.125%	4/1/21	1,673	1,627
Devon Energy Corp.	4.000%	7/15/21	2,995	2,433
Devon Energy Corp.	3.250%	5/15/22	4,687	3,609
Devon Energy Corp.	5.850%	12/15/25	4,450	3,866
Diamond Offshore Drilling Inc.	3.450%	11/1/23	975	687
Dominion Gas Holdings LLC	3.550%	11/1/23	1,725	1,747
Dominion Gas Holdings LLC	3.600%	12/15/24	5,725	5,773
El Paso Natural Gas Co. LLC	8.625%	1/15/22	800	853
Enable Midstream Partners LP	3.900%	5/15/24	3,000	1,920
Enbridge Energy Partners LP	4.200%	9/15/21	3,469	3,070
Enbridge Energy Partners LP	5.875%	10/15/25	4,200	3,887
Enbridge Inc.	4.000%	10/1/23	2,594	2,365
Enbridge Inc.	3.500%	6/10/24	4,056	3,489
Energy Transfer Partners LP	4.650%	6/1/21	5,226	4,523
Energy Transfer Partners LP	5.200%	2/1/22	8,647	7,390
Energy Transfer Partners LP	3.600%	2/1/23	5,400	4,356
Energy Transfer Partners LP	7.600%	2/1/24	1,430	1,396
Energy Transfer Partners LP	4.050%	3/15/25	8,250	6,831
Energy Transfer Partners LP	4.750%	1/15/26	4,110	3,528
EnLink Midstream Partners LP	4.400%	4/1/24	5,425	3,825
Ensco plc	4.700%	3/15/21	7,200	3,852
Ensco plc	4.500%	10/1/24	4,233	2,116
Ensco plc	5.200%	3/15/25	3,750	1,931
Enterprise Products Operating LLC	4.050%	2/15/22	4,793	4,789
Enterprise Products Operating LLC	3.350%	3/15/23	10,780	10,109
Enterprise Products Operating LLC	3.900%	2/15/24	4,754	4,505
Enterprise Products Operating LLC	3.750%	2/15/25	9,500	9,001
Enterprise Products Operating LLC	3.700%	2/15/26	2,250	2,100
EOG Resources Inc.	2.625%	3/15/23	11,092	10,007
EOG Resources Inc.	3.150%	4/1/25	3,646	3,342
EOG Resources Inc.	4.150%	1/15/26	4,000	3,943
EQT Corp.	4.875%	11/15/21	3,925	3,507

53

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
EQT Midstream Partners LP	4.000%	8/1/24	2,650	2,009
Exxon Mobil Corp.	2.397%	3/6/22	10,450	10,474
Exxon Mobil Corp.	2.726%	3/1/23	9,000	9,000
Exxon Mobil Corp.	3.176%	3/15/24	1,968	2,015
Exxon Mobil Corp.	2.709%	3/6/25	9,495	9,412
Exxon Mobil Corp.	3.043%	3/1/26	14,500	14,500
FMC Technologies Inc.	3.450%	10/1/22	2,575	2,233
Gulf South Pipeline Co. LP	4.000%	6/15/22	750	658
Halliburton Co.	3.250%	11/15/21	4,855	4,789
Halliburton Co.	3.375%	11/15/22	3,250	3,204
Halliburton Co.	3.500%	8/1/23	7,294	6,818
Halliburton Co.	3.800%	11/15/25	12,900	12,188
Helmerich & Payne International Drilling Co.	4.650%	3/15/25	2,000	1,927
Hess Corp.	3.500%	7/15/24	2,000	1,607
Husky Energy Inc.	3.950%	4/15/22	2,779	2,398
Husky Energy Inc.	4.000%	4/15/24	4,668	3,874
Kerr-McGee Corp.	6.950%	7/1/24	4,323	4,091
Kinder Morgan Energy Partners LP	3.500%	3/1/21	6,000	5,436
Kinder Morgan Energy Partners LP	5.800%	3/1/21	2,650	2,630
Kinder Morgan Energy Partners LP	5.000%	10/1/21	4,650	4,348
Kinder Morgan Energy Partners LP	4.150%	3/1/22	2,350	2,121
Kinder Morgan Energy Partners LP	3.950%	9/1/22	5,095	4,601
Kinder Morgan Energy Partners LP	3.450%	2/15/23	4,971	4,224
Kinder Morgan Energy Partners LP	3.500%	9/1/23	2,650	2,248
Kinder Morgan Energy Partners LP	4.150%	2/1/24	6,133	5,399
Kinder Morgan Energy Partners LP	4.300%	5/1/24	4,218	3,728
Kinder Morgan Energy Partners LP	4.250%	9/1/24	3,543	3,105
Kinder Morgan Inc.	4.300%	6/1/25	3,900	3,528
Magellan Midstream Partners LP	3.200%	3/15/25	2,275	2,025
Marathon Oil Corp.	2.800%	11/1/22	3,639	2,374
Marathon Oil Corp.	3.850%	6/1/25	7,300	5,000
Marathon Petroleum Corp.	5.125%	3/1/21	5,150	5,119
Marathon Petroleum Corp.	3.625%	9/15/24	5,599	4,567
1 MPLX LP	4.500%	7/15/23	3,666	3,061
1 MPLX LP	4.875%	12/1/24	9,000	7,425
MPLX LP	4.000%	2/15/25	2,000	1,540
1 MPLX LP	4.875%	6/1/25	10,133	8,334
Nabors Industries Inc.	4.625%	9/15/21	3,775	2,501
Nabors Industries Inc.	5.100%	9/15/23	2,225	1,407
National Fuel Gas Co.	4.900%	12/1/21	1,475	1,415
National Fuel Gas Co.	3.750%	3/1/23	4,075	3,497
National Fuel Gas Co.	5.200%	7/15/25	2,000	1,778
National Oilwell Varco Inc.	2.600%	12/1/22	7,811	6,445
Noble Energy Inc.	4.150%	12/15/21	8,836	7,706
Noble Energy Inc.	3.900%	11/15/24	4,677	3,923
Noble Holding International Ltd.	4.625%	3/1/21	2,275	1,228
Noble Holding International Ltd.	3.950%	3/15/22	2,700	1,383
Noble Holding International Ltd.	5.950%	4/1/25	1,775	888
Occidental Petroleum Corp.	4.100%	2/1/21	1,565	1,649
Occidental Petroleum Corp.	3.125%	2/15/22	3,600	3,563
Occidental Petroleum Corp.	2.700%	2/15/23	4,916	4,606
Occidental Petroleum Corp.	3.500%	6/15/25	6,790	6,612
Oceaneering International Inc.	4.650%	11/15/24	2,750	2,234
ONEOK Partners LP	3.375%	10/1/22	5,455	4,303
ONEOK Partners LP	5.000%	9/15/23	1,450	1,238
ONEOK Partners LP	4.900%	3/15/25	3,150	2,584
Petro-Canada	9.250%	10/15/21	2,575	3,174
Phillips 66	4.300%	4/1/22	14,750	15,054
Phillips 66 Partners LP	3.605%	2/15/25	2,743	2,334
Pioneer Natural Resources Co.	3.950%	7/15/22	5,365	5,099
Pioneer Natural Resources Co.	4.450%	1/15/26	3,600	3,472
Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	3,389	3,162
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	1,650	1,360
Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	3,700	2,858

54

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	6,848	5,613
Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	3,774	2,908
Plains All American Pipeline LP / PAA Finance Corp.	4.650%	10/15/25	3,550	2,986
Regency Energy Partners LP / Regency Energy Finance
Corp.	6.500%	7/15/21	1,080	1,007
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.875%	3/1/22	4,350	3,823
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.000%	10/1/22	4,650	3,859
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.500%	4/15/23	3,800	3,192
Regency Energy Partners LP / Regency Energy Finance
Corp.	4.500%	11/1/23	5,110	4,318
Rowan Cos. Inc.	4.875%	6/1/22	4,364	2,520
Rowan Cos. Inc.	4.750%	1/15/24	1,400	770
Sasol Financing International plc	4.500%	11/14/22	3,300	3,075
Schlumberger Investment SA	3.650%	12/1/23	11,002	11,121
SESI LLC	7.125%	12/15/21	4,213	2,591
Shell International Finance BV	2.375%	8/21/22	3,439	3,310
Shell International Finance BV	2.250%	1/6/23	6,856	6,355
Shell International Finance BV	3.400%	8/12/23	6,437	6,400
Shell International Finance BV	3.250%	5/11/25	15,170	14,771
Southern Natural Gas Co. LLC / Southern Natural
Issuing Corp.	4.400%	6/15/21	1,300	1,254
Spectra Energy Capital LLC	3.300%	3/15/23	3,425	2,847
Spectra Energy Partners LP	4.600%	6/15/21	1,150	1,177
Spectra Energy Partners LP	4.750%	3/15/24	6,150	6,134
Spectra Energy Partners LP	3.500%	3/15/25	6,150	5,617
Suncor Energy Inc.	3.600%	12/1/24	3,244	2,939
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	4,200	3,870
Sunoco Logistics Partners Operations LP	4.650%	2/15/22	1,650	1,466
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	520	422
Sunoco Logistics Partners Operations LP	4.250%	4/1/24	6,200	5,158
Sunoco Logistics Partners Operations LP	5.950%	12/1/25	2,850	2,630
TC Pipelines LP	4.650%	6/15/21	1,978	1,895
TC PipeLines LP	4.375%	3/13/25	100	89
Total Capital Canada Ltd.	2.750%	7/15/23	4,237	4,059
Total Capital International SA	2.750%	6/19/21	8,250	8,203
Total Capital International SA	2.875%	2/17/22	5,581	5,537
Total Capital International SA	2.700%	1/25/23	6,284	6,020
Total Capital International SA	3.700%	1/15/24	6,202	6,291
Total Capital International SA	3.750%	4/10/24	6,429	6,547
Total Capital SA	4.250%	12/15/21	3,250	3,447
TransCanada PipeLines Ltd.	2.500%	8/1/22	4,884	4,532
TransCanada PipeLines Ltd.	3.750%	10/16/23	5,198	5,071
TransCanada PipeLines Ltd.	4.875%	1/15/26	3,000	3,104
Valero Energy Corp.	3.650%	3/15/25	2,575	2,329
Western Gas Partners LP	5.375%	6/1/21	2,982	2,546
Western Gas Partners LP	4.000%	7/1/22	2,856	2,249
Western Gas Partners LP	3.950%	6/1/25	3,200	2,368
Williams Partners LP	4.000%	11/15/21	2,986	2,434
Williams Partners LP	3.600%	3/15/22	6,600	5,181
Williams Partners LP	3.350%	8/15/22	4,125	3,052
Williams Partners LP	4.500%	11/15/23	2,900	2,280
Williams Partners LP	4.300%	3/4/24	5,300	4,134
Williams Partners LP	3.900%	1/15/25	4,390	3,282
Williams Partners LP	4.000%	9/15/25	4,575	3,477
Williams Partners LP / ACMP Finance Corp.	4.875%	5/15/23	7,625	6,214
Williams Partners LP / ACMP Finance Corp.	4.875%	3/15/24	7,315	5,889
Other Industrial (0.3%)
CBRE Services Inc.	5.000%	3/15/23	3,500	3,517
CBRE Services Inc.	5.250%	3/15/25	3,200	3,308
Cintas Corp. No 2	4.300%	6/1/21	700	762

55

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cintas Corp. No 2	3.250%	6/1/22	1,300	1,355
Fluor Corp.	3.375%	9/15/21	3,680	3,812
Fluor Corp.	3.500%	12/15/24	2,475	2,537
Howard Hughes Medical Institute Revenue	3.500%	9/1/23	5,742	6,186
Technology (8.4%)
Adobe Systems Inc.	3.250%	2/1/25	7,365	7,423
Altera Corp.	4.100%	11/15/23	2,600	2,869
Amphenol Corp.	3.125%	9/15/21	1,500	1,512
Amphenol Corp.	4.000%	2/1/22	2,400	2,516
Analog Devices Inc.	2.875%	6/1/23	2,050	2,031
Analog Devices Inc.	3.900%	12/15/25	6,000	6,294
Apple Inc.	2.850%	5/6/21	14,941	15,513
Apple Inc.	2.150%	2/9/22	9,387	9,348
Apple Inc.	2.700%	5/13/22	7,346	7,487
Apple Inc.	2.850%	2/23/23	8,300	8,470
Apple Inc.	2.400%	5/3/23	32,762	32,467
Apple Inc.	3.450%	5/6/24	17,045	18,005
Apple Inc.	2.500%	2/9/25	11,247	10,992
Apple Inc.	3.200%	5/13/25	8,969	9,230
Apple Inc.	3.250%	2/23/26	15,000	15,494
Applied Materials Inc.	4.300%	6/15/21	4,773	5,199
Applied Materials Inc.	3.900%	10/1/25	4,250	4,427
Arrow Electronics Inc.	5.125%	3/1/21	300	323
Arrow Electronics Inc.	3.500%	4/1/22	1,600	1,586
Arrow Electronics Inc.	4.500%	3/1/23	2,170	2,223
Arrow Electronics Inc.	4.000%	4/1/25	2,400	2,336
Autodesk Inc.	3.600%	12/15/22	2,243	2,210
Autodesk Inc.	4.375%	6/15/25	1,300	1,310
Avnet Inc.	4.875%	12/1/22	1,825	1,897
Baidu Inc.	3.500%	11/28/22	4,548	4,573
Baidu Inc.	4.125%	6/30/25	2,450	2,493
Broadcom Corp.	2.500%	8/15/22	500	426
CA Inc.	4.500%	8/15/23	900	927
Cadence Design Systems Inc.	4.375%	10/15/24	1,575	1,612
CDK Global Inc.	4.500%	10/15/24	2,300	2,263
Cisco Systems Inc.	2.900%	3/4/21	4,650	4,793
Cisco Systems Inc.	3.625%	3/4/24	5,135	5,525
Cisco Systems Inc.	3.500%	6/15/25	2,875	3,036
Cisco Systems Inc.	2.950%	2/28/26	7,500	7,605
Computer Sciences Corp.	4.450%	9/15/22	1,500	1,495
Corning Inc.	2.900%	5/15/22	2,000	1,970
Corning Inc.	3.700%	11/15/23	1,300	1,311
Dun & Bradstreet Corp.	4.375%	12/1/22	1,650	1,645
EMC Corp.	3.375%	6/1/23	5,160	4,230
Equifax Inc.	3.300%	12/15/22	1,750	1,794
Fidelity National Information Services Inc.	5.000%	3/15/22	4,269	4,418
Fidelity National Information Services Inc.	4.500%	10/15/22	2,000	2,069
Fidelity National Information Services Inc.	3.500%	4/15/23	5,900	5,607
Fidelity National Information Services Inc.	3.875%	6/5/24	4,233	4,089
Fidelity National Information Services Inc.	5.000%	10/15/25	12,150	12,640
Fiserv Inc.	3.500%	10/1/22	6,116	6,240
Fiserv Inc.	3.850%	6/1/25	7,150	7,375
Flextronics International Ltd.	4.750%	6/15/25	5,875	5,581
Google Inc.	3.625%	5/19/21	5,156	5,602
Google Inc.	3.375%	2/25/24	5,798	6,273
1 Hewlett Packard Enterprise Co.	4.400%	10/15/22	10,450	10,223
1 Hewlett Packard Enterprise Co.	4.900%	10/15/25	12,000	11,503
HP Inc.	4.300%	6/1/21	6,470	6,516
HP Inc.	4.375%	9/15/21	8,825	8,855
HP Inc.	4.650%	12/9/21	5,699	5,815
HP Inc.	4.050%	9/15/22	2,900	2,857
Ingram Micro Inc.	5.000%	8/10/22	150	144
Ingram Micro Inc.	4.950%	12/15/24	4,308	4,209

56

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Intel Corp.	3.300%	10/1/21	13,295	14,083
Intel Corp.	3.100%	7/29/22	5,407	5,661
Intel Corp.	2.700%	12/15/22	5,890	5,983
Intel Corp.	3.700%	7/29/25	14,816	16,003
International Business Machines Corp.	2.900%	11/1/21	4,725	4,858
International Business Machines Corp.	1.875%	8/1/22	3,450	3,320
International Business Machines Corp.	2.875%	11/9/22	6,000	6,069
International Business Machines Corp.	3.375%	8/1/23	7,150	7,419
International Business Machines Corp.	3.625%	2/12/24	11,046	11,604
International Business Machines Corp.	7.000%	10/30/25	3,900	5,052
International Business Machines Corp.	3.450%	2/19/26	5,000	5,090
Jabil Circuit Inc.	4.700%	9/15/22	2,825	2,740
Juniper Networks Inc.	4.600%	3/15/21	1,934	2,012
Juniper Networks Inc.	4.500%	3/15/24	2,075	2,048
Juniper Networks Inc.	4.350%	6/15/25	1,450	1,401
Keysight Technologies Inc.	4.550%	10/30/24	3,100	2,982
KLA-Tencor Corp.	4.125%	11/1/21	500	509
KLA-Tencor Corp.	4.650%	11/1/24	8,756	8,610
Lam Research Corp.	3.800%	3/15/25	3,025	2,933
Lender Processing Services Inc / Black Knight Lending
Solutions Inc	5.750%	4/15/23	1,540	1,586
Maxim Integrated Products Inc.	3.375%	3/15/23	2,650	2,674
Microsoft Corp.	2.375%	2/12/22	10,914	11,102
Microsoft Corp.	2.650%	11/3/22	6,550	6,754
Microsoft Corp.	2.125%	11/15/22	3,125	3,100
Microsoft Corp.	2.375%	5/1/23	3,321	3,336
Microsoft Corp.	3.625%	12/15/23	6,744	7,353
Microsoft Corp.	2.700%	2/12/25	15,525	15,799
Microsoft Corp.	3.125%	11/3/25	20,200	21,175
Motorola Solutions Inc.	3.500%	9/1/21	475	455
Motorola Solutions Inc.	3.750%	5/15/22	4,903	4,548
Motorola Solutions Inc.	3.500%	3/1/23	3,765	3,240
Motorola Solutions Inc.	4.000%	9/1/24	4,941	4,229
Motorola Solutions Inc.	7.500%	5/15/25	1,371	1,514
NetApp Inc.	3.375%	6/15/21	3,900	3,874
Oracle Corp.	2.800%	7/8/21	7,596	7,799
Oracle Corp.	2.500%	5/15/22	13,250	13,238
Oracle Corp.	2.500%	10/15/22	19,855	19,921
Oracle Corp.	3.625%	7/15/23	6,871	7,266
Oracle Corp.	3.400%	7/8/24	10,869	11,353
Oracle Corp.	2.950%	5/15/25	12,900	13,026
Pitney Bowes Inc.	4.625%	3/15/24	2,625	2,564
QUALCOMM Inc.	3.000%	5/20/22	10,145	10,286
QUALCOMM Inc.	3.450%	5/20/25	11,670	11,717
Seagate HDD Cayman	4.750%	6/1/23	4,782	3,861
Seagate HDD Cayman	4.750%	1/1/25	6,225	4,747
Symantec Corp.	3.950%	6/15/22	1,925	1,893
Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	5,375	5,547
Texas Instruments Inc.	2.750%	3/12/21	250	258
Texas Instruments Inc.	2.250%	5/1/23	2,685	2,635
Total System Services Inc.	3.750%	6/1/23	2,200	2,142
Trimble Navigation Ltd.	4.750%	12/1/24	1,975	2,034
Tyco Electronics Group SA	3.500%	2/3/22	3,468	3,602
Tyco Electronics Group SA	3.450%	8/1/24	1,200	1,208
Tyco Electronics Group SA	3.700%	2/15/26	4,900	4,999
Verisk Analytics Inc.	5.800%	5/1/21	3,075	3,470
Verisk Analytics Inc.	4.125%	9/12/22	2,200	2,252
Verisk Analytics Inc.	4.000%	6/15/25	8,650	8,525
Xerox Corp.	4.500%	5/15/21	5,250	5,037
Xilinx Inc.	3.000%	3/15/21	2,541	2,609
Transportation (2.2%)
3 American Airlines 2011-1 Class A Pass Through Trust	5.250%	7/31/22	1,367	1,449
3 American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	2,933	2,944

57

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	7,624	8,015
3 American Airlines 2015-1 Class B Pass Through Trust	3.700%	11/1/24	1,774	1,686
3 BNSF Funding Trust I	6.613%	12/15/55	1,890	2,055
Burlington Northern Santa Fe LLC	4.100%	6/1/21	840	903
Burlington Northern Santa Fe LLC	3.450%	9/15/21	4,269	4,501
Burlington Northern Santa Fe LLC	3.050%	3/15/22	2,895	2,973
Burlington Northern Santa Fe LLC	3.050%	9/1/22	3,800	3,909
Burlington Northern Santa Fe LLC	3.000%	3/15/23	4,333	4,397
Burlington Northern Santa Fe LLC	3.850%	9/1/23	3,185	3,410
Burlington Northern Santa Fe LLC	3.750%	4/1/24	3,425	3,601
Burlington Northern Santa Fe LLC	3.400%	9/1/24	6,406	6,646
Burlington Northern Santa Fe LLC	3.000%	4/1/25	2,875	2,871
Burlington Northern Santa Fe LLC	3.650%	9/1/25	2,100	2,198
Burlington Northern Santa Fe LLC	7.000%	12/15/25	1,465	1,897
Canadian National Railway Co.	2.850%	12/15/21	2,210	2,269
Canadian National Railway Co.	2.250%	11/15/22	1,525	1,509
Canadian National Railway Co.	2.950%	11/21/24	1,925	1,977
Canadian National Railway Co.	2.750%	3/1/26	850	863
Canadian Pacific Railway Co.	9.450%	8/1/21	900	1,174
Canadian Pacific Railway Co.	4.450%	3/15/23	2,711	2,907
Canadian Pacific Railway Co.	2.900%	2/1/25	3,600	3,439
Canadian Pacific Railway Ltd.	4.500%	1/15/22	1,350	1,442
3 Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	3,142	3,464
3 Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	4,244	4,351
3 Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	3,745	3,820
CSX Corp.	4.250%	6/1/21	2,325	2,514
CSX Corp.	3.700%	11/1/23	4,425	4,624
CSX Corp.	3.400%	8/1/24	2,833	2,875
CSX Corp.	3.350%	11/1/25	4,025	4,009
3 Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	2,833	3,244
FedEx Corp.	2.625%	8/1/22	3,385	3,326
FedEx Corp.	2.700%	4/15/23	300	296
FedEx Corp.	4.000%	1/15/24	3,825	4,020
FedEx Corp.	3.200%	2/1/25	3,741	3,704
3 Hawaiian Airlines 2013-1 Class A Pass Through
Certificates	3.900%	1/15/26	1,605	1,551
JB Hunt Transport Services Inc.	3.300%	8/15/22	2,100	2,135
JB Hunt Transport Services Inc.	3.850%	3/15/24	2,325	2,448
1 Kansas City Southern	3.000%	5/15/23	4,925	4,785
Norfolk Southern Corp.	3.250%	12/1/21	3,271	3,346
Norfolk Southern Corp.	3.000%	4/1/22	3,992	3,978
Norfolk Southern Corp.	2.903%	2/15/23	3,264	3,206
Norfolk Southern Corp.	3.850%	1/15/24	2,135	2,222
Norfolk Southern Corp.	5.590%	5/17/25	1,081	1,266
3 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	1,244	1,396
Trinity Industries Inc.	4.550%	10/1/24	2,190	1,879
Union Pacific Corp.	4.163%	7/15/22	5,173	5,688
Union Pacific Corp.	2.950%	1/15/23	1,275	1,302
Union Pacific Corp.	2.750%	4/15/23	1,550	1,565
Union Pacific Corp.	3.646%	2/15/24	3,300	3,515
Union Pacific Corp.	3.750%	3/15/24	2,675	2,857
Union Pacific Corp.	3.250%	1/15/25	1,950	2,013
Union Pacific Corp.	3.250%	8/15/25	3,459	3,611
Union Pacific Corp.	2.750%	3/1/26	1,500	1,496
3 United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	3,337	3,404
United Parcel Service Inc.	3.125%	1/15/21	32	33
United Parcel Service Inc.	2.450%	10/1/22	5,489	5,605
3 US Airways 2012-1 Class A Pass Through Trust	5.900%	4/1/26	976	1,065
3 US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	2,148	2,170
3 US Airways Inc. 2012-2 Class A Pass Through Trust	4.625%	12/3/26	1,969	2,033
				5,044,461

58

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Utilities (5.3%)
Electric (4.9%)
Alabama Power Co.	3.550%	12/1/23	2,100	2,236
Alabama Power Co.	2.800%	4/1/25	1,700	1,702
Ameren Illinois Co.	2.700%	9/1/22	2,670	2,711
Ameren Illinois Co.	3.250%	3/1/25	2,000	2,080
American Electric Power Co. Inc.	2.950%	12/15/22	2,379	2,389
Appalachian Power Co.	4.600%	3/30/21	4,092	4,446
Appalachian Power Co.	3.400%	6/1/25	1,200	1,223
Arizona Public Service Co.	3.350%	6/15/24	900	943
Arizona Public Service Co.	3.150%	5/15/25	2,000	2,037
Baltimore Gas & Electric Co.	3.500%	11/15/21	3,922	4,163
Baltimore Gas & Electric Co.	3.350%	7/1/23	1,125	1,169
Berkshire Hathaway Energy Co.	3.750%	11/15/23	3,025	3,221
Berkshire Hathaway Energy Co.	3.500%	2/1/25	4,275	4,401
Black Hills Corp.	4.250%	11/30/23	1,000	1,070
Black Hills Corp.	3.950%	1/15/26	1,820	1,908
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	1,825	1,809
Cleveland Electric Illuminating Co.	5.500%	8/15/24	1,100	1,282
CMS Energy Corp.	5.050%	3/15/22	1,575	1,749
CMS Energy Corp.	3.875%	3/1/24	1,850	1,932
CMS Energy Corp.	3.600%	11/15/25	1,750	1,791
Commonwealth Edison Co.	3.400%	9/1/21	1,600	1,687
Commonwealth Edison Co.	3.100%	11/1/24	1,450	1,480
Connecticut Light & Power Co.	2.500%	1/15/23	3,975	3,951
Consolidated Edison Co. of New York Inc.	3.300%	12/1/24	1,075	1,114
Consumers Energy Co.	2.850%	5/15/22	2,684	2,750
Consumers Energy Co.	3.375%	8/15/23	2,060	2,165
Consumers Energy Co.	3.125%	8/31/24	1,000	1,036
Delmarva Power & Light Co.	3.500%	11/15/23	4,248	4,492
Dominion Resources Inc.	4.450%	3/15/21	3,158	3,419
Dominion Resources Inc.	2.750%	9/15/22	1,500	1,467
Dominion Resources Inc.	3.900%	10/1/25	2,925	2,972
3 Dominion Resources Inc.	5.750%	10/1/54	3,725	3,541
Dominion Resources Inc./VA	3.625%	12/1/24	3,150	3,151
DTE Electric Co.	3.900%	6/1/21	2,475	2,684
DTE Electric Co.	2.650%	6/15/22	2,550	2,603
DTE Electric Co.	3.650%	3/15/24	3,350	3,586
DTE Electric Co.	3.375%	3/1/25	1,875	1,973
1 DTE Energy Co.	3.300%	6/15/22	350	356
DTE Energy Co.	3.500%	6/1/24	2,000	2,055
Duke Energy Carolinas LLC	3.900%	6/15/21	3,125	3,395
Duke Energy Corp.	3.550%	9/15/21	2,550	2,654
Duke Energy Corp.	3.050%	8/15/22	3,588	3,596
Duke Energy Corp.	3.950%	10/15/23	3,700	3,871
Duke Energy Corp.	3.750%	4/15/24	3,975	4,105
Duke Energy Florida LLC	3.100%	8/15/21	1,725	1,800
Duke Energy Ohio Inc.	3.800%	9/1/23	2,128	2,282
Duke Energy Progress LLC	3.000%	9/15/21	4,606	4,813
Duke Energy Progress LLC	2.800%	5/15/22	2,421	2,481
Duke Energy Progress LLC	3.250%	8/15/25	4,750	4,915
Empresa Nacional de Electricidad SA	4.250%	4/15/24	450	450
Entergy Arkansas Inc.	3.750%	2/15/21	3,680	3,914
Entergy Arkansas Inc.	3.050%	6/1/23	200	203
Entergy Arkansas Inc.	3.700%	6/1/24	1,100	1,172
Entergy Corp.	4.000%	7/15/22	2,000	2,100
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	2,785	3,270
Entergy Louisiana LLC	4.050%	9/1/23	4,050	4,340
Entergy Louisiana LLC	5.400%	11/1/24	2,890	3,414
Entergy Louisiana LLC	4.440%	1/15/26	210	231
Entergy Mississippi Inc.	3.100%	7/1/23	2,225	2,225
Eversource Energy	2.800%	5/1/23	1,735	1,700
Eversource Energy	3.150%	1/15/25	2,600	2,582
1 Exelon Corp.	3.950%	6/15/25	7,300	7,403

59

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Exelon Generation Co. LLC	4.250%	6/15/22	4,511	4,580
FirstEnergy Solutions Corp.	6.050%	8/15/21	3,225	3,427
Florida Power & Light Co.	2.750%	6/1/23	2,150	2,188
Florida Power & Light Co.	3.250%	6/1/24	1,675	1,758
Florida Power & Light Co.	3.125%	12/1/25	4,800	4,962
Georgia Power Co.	2.850%	5/15/22	1,900	1,920
Great Plains Energy Inc.	4.850%	6/1/21	3,350	3,625
Indiana Michigan Power Co.	3.200%	3/15/23	2,125	2,144
Interstate Power & Light Co.	3.250%	12/1/24	1,125	1,163
Interstate Power & Light Co.	3.400%	8/15/25	1,125	1,178
ITC Holdings Corp.	4.050%	7/1/23	1,925	2,004
ITC Holdings Corp.	3.650%	6/15/24	2,575	2,550
Kansas City Power & Light Co.	3.150%	3/15/23	3,025	3,052
Kansas City Power & Light Co.	3.650%	8/15/25	100	104
Kentucky Utilities Co.	3.300%	10/1/25	3,200	3,353
LG&E & KU Energy LLC	4.375%	10/1/21	1,500	1,613
Louisville Gas & Electric Co.	3.300%	10/1/25	1,200	1,257
MidAmerican Energy Co.	3.500%	10/15/24	4,698	5,016
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	3,098	3,190
National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	2,200	2,216
National Rural Utilities Cooperative Finance Corp.	3.400%	11/15/23	875	915
National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	3,162	3,165
National Rural Utilities Cooperative Finance Corp.	3.250%	11/1/25	2,700	2,770
3 National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	1,850	1,771
NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	2,575	2,787
NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	1,425	1,458
Northern States Power Co.	2.150%	8/15/22	475	469
Northern States Power Co.	2.600%	5/15/23	2,685	2,731
NSTAR Electric Co.	2.375%	10/15/22	1,700	1,691
NSTAR Electric Co.	3.250%	11/15/25	775	807
Ohio Power Co.	5.375%	10/1/21	1,575	1,785
Oncor Electric Delivery Co. LLC	4.100%	6/1/22	1,750	1,874
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	5,994	7,296
Oncor Electric Delivery Co. LLC	2.950%	4/1/25	1,000	977
Pacific Gas & Electric Co.	4.250%	5/15/21	3,216	3,495
Pacific Gas & Electric Co.	3.250%	9/15/21	1,000	1,040
Pacific Gas & Electric Co.	2.450%	8/15/22	3,600	3,566
Pacific Gas & Electric Co.	3.250%	6/15/23	1,700	1,756
Pacific Gas & Electric Co.	3.850%	11/15/23	2,400	2,577
Pacific Gas & Electric Co.	3.750%	2/15/24	3,156	3,355
Pacific Gas & Electric Co.	3.400%	8/15/24	2,075	2,160
Pacific Gas & Electric Co.	3.500%	6/15/25	1,925	2,023
Pacific Gas & Electric Co.	2.950%	3/1/26	1,750	1,762
PacifiCorp	3.850%	6/15/21	4,900	5,271
PacifiCorp	2.950%	2/1/22	3,723	3,833
PacifiCorp	3.600%	4/1/24	1,650	1,757
PacifiCorp	3.350%	7/1/25	200	209
PECO Energy Co.	2.375%	9/15/22	1,829	1,833
PECO Energy Co.	3.150%	10/15/25	1,100	1,145
Potomac Electric Power Co.	3.600%	3/15/24	1,700	1,805
PPL Capital Funding Inc.	4.200%	6/15/22	2,210	2,374
PPL Capital Funding Inc.	3.500%	12/1/22	2,180	2,246
PPL Capital Funding Inc.	3.400%	6/1/23	3,119	3,180
PPL Capital Funding Inc.	3.950%	3/15/24	1,988	2,095
PPL Electric Utilities Corp.	3.000%	9/15/21	4,150	4,311
Progress Energy Inc.	3.150%	4/1/22	975	985
PSEG Power LLC	4.150%	9/15/21	1,161	1,207
PSEG Power LLC	4.300%	11/15/23	1,325	1,345
Public Service Co. of Colorado	2.250%	9/15/22	2,085	2,081
Public Service Co. of Colorado	2.500%	3/15/23	800	800
Public Service Co. of Colorado	2.900%	5/15/25	2,200	2,245
Public Service Co. of New Hampshire	3.500%	11/1/23	2,550	2,701
Public Service Co. of New Mexico	3.850%	8/1/25	1,100	1,142
Public Service Co. of Oklahoma	4.400%	2/1/21	500	539

60

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Public Service Electric & Gas Co.	2.375%	5/15/23	3,426	3,410
Public Service Electric & Gas Co.	3.150%	8/15/24	1,250	1,299
Public Service Electric & Gas Co.	3.050%	11/15/24	4,150	4,285
Public Service Electric & Gas Co.	3.000%	5/15/25	1,500	1,539
Puget Energy Inc.	6.000%	9/1/21	3,526	4,041
Puget Energy Inc.	5.625%	7/15/22	3,100	3,482
Puget Energy Inc.	3.650%	5/15/25	4,350	4,384
San Diego Gas & Electric Co.	3.000%	8/15/21	2,577	2,686
San Diego Gas & Electric Co.	3.600%	9/1/23	2,250	2,409
SCANA Corp.	4.750%	5/15/21	2,700	2,852
SCANA Corp.	4.125%	2/1/22	3,825	3,878
Scottish Power Ltd.	5.810%	3/15/25	1,760	1,993
Sierra Pacific Power Co.	3.375%	8/15/23	750	783
Southern California Edison Co.	3.875%	6/1/21	4,800	5,176
3 Southern California Edison Co.	1.845%	2/1/22	2,379	2,337
Southern California Edison Co.	2.400%	2/1/22	750	755
Southern California Edison Co.	3.500%	10/1/23	3,305	3,506
Southern Power Co.	4.150%	12/1/25	2,625	2,638
Southwestern Electric Power Co.	3.550%	2/15/22	1,575	1,651
Southwestern Public Service Co.	3.300%	6/15/24	1,850	1,925
System Energy Resources Inc.	4.100%	4/1/23	1,500	1,565
Tampa Electric Co.	5.400%	5/15/21	1,000	1,143
Tampa Electric Co.	2.600%	9/15/22	1,818	1,822
TransAlta Corp.	4.500%	11/15/22	2,169	1,523
Tri-State Generation & Transmission Association Inc.	3.700%	11/1/24	1,100	1,136
Tucson Electric Power Co.	5.150%	11/15/21	675	758
Tucson Electric Power Co.	3.050%	3/15/25	1,650	1,627
Union Electric Co.	3.500%	4/15/24	3,200	3,379
Virginia Electric & Power Co.	2.950%	1/15/22	2,000	2,060
Virginia Electric & Power Co.	3.450%	9/1/22	1,865	1,974
Virginia Electric & Power Co.	2.750%	3/15/23	2,850	2,869
Virginia Electric & Power Co.	3.450%	2/15/24	765	803
Virginia Electric & Power Co.	3.100%	5/15/25	1,950	1,993
Virginia Electric & Power Co.	3.150%	1/15/26	5,250	5,372
WEC Energy Group Inc.	3.550%	6/15/25	3,250	3,354
Westar Energy Inc.	3.250%	12/1/25	1,450	1,511
Wisconsin Electric Power Co.	2.950%	9/15/21	1,595	1,648
Wisconsin Electric Power Co.	3.100%	6/1/25	700	719
Wisconsin Power & Light Co.	2.250%	11/15/22	875	861
Xcel Energy Inc.	3.300%	6/1/25	1,700	1,725
Natural Gas (0.3%)
AGL Capital Corp.	3.500%	9/15/21	3,200	3,276
AGL Capital Corp.	3.875%	11/15/25	975	1,013
NiSource Finance Corp.	6.125%	3/1/22	4,485	5,207
ONE Gas Inc.	3.610%	2/1/24	1,500	1,567
Sempra Energy	2.875%	10/1/22	5,100	4,976
Sempra Energy	4.050%	12/1/23	3,400	3,554
Sempra Energy	3.550%	6/15/24	2,449	2,460
Sempra Energy	3.750%	11/15/25	3,825	3,891
Southern California Gas Co.	3.200%	6/15/25	500	521
Other Utility (0.1%)
American Water Capital Corp.	3.850%	3/1/24	75	81
American Water Capital Corp.	3.400%	3/1/25	4,146	4,350
				428,061
Total Corporate Bonds (Cost $7,943,684)				7,927,939
Taxable Municipal Bonds (0.0%)
Cornell University New York GO	5.450%	2/1/19	750	831
George Washington University District of Columbia GO	3.485%	9/15/22	1,450	1,533
Total Taxable Municipal Bonds (Cost $2,317)				2,364

61

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
	Coupon	Shares	($000)
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
4 Vanguard Market Liquidity Fund (Cost
$18,709)	0.475%	18,709,377	18,709

Total Investments (98.8%) (Cost $7,995,208)			7,979,515
Other Assets and Liabilities—Net (1.2%)			96,539
Net Assets (100%)			8,076,054

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, the aggregate value of these securities was $165,830,000, representing 2.1% of net assets.
2 Securities with a value of $1,359,000 have been segregated as initial margin for open futures contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

62

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (0.6%)
U.S. Government Securities (0.6%)
United States Treasury Note/Bond	1.625%	2/15/26	5,490	5,433
United States Treasury Note/Bond	3.000%	11/15/45	2,614	2,825
Total U.S. Government and Agency Obligations (Cost $8,248)				8,258
Corporate Bonds (97.7%)
Finance (17.9%)
Banking (9.9%)
American Express Co.	4.050%	12/3/42	627	597
Bank of America Corp.	6.220%	9/15/26	400	452
Bank of America Corp.	4.250%	10/22/26	2,035	2,003
Bank of America Corp.	6.750%	6/1/28	540	663
Bank of America Corp.	6.110%	1/29/37	2,035	2,215
Bank of America Corp.	7.750%	5/14/38	1,753	2,255
Bank of America Corp.	5.875%	2/7/42	1,150	1,325
Bank of America Corp.	5.000%	1/21/44	1,930	2,048
Bank of America Corp.	4.875%	4/1/44	1,950	2,016
Bank of America Corp.	4.750%	4/21/45	600	547
Bank of America NA	6.000%	10/15/36	975	1,153
Bank One Capital III	8.750%	9/1/30	220	322
Bank One Corp.	7.625%	10/15/26	545	696
Bank One Corp.	8.000%	4/29/27	500	642
Barclays plc	5.250%	8/17/45	960	918
Branch Banking & Trust Co.	3.800%	10/30/26	700	733
Citigroup Inc.	4.400%	6/10/25	1,000	995
Citigroup Inc.	4.300%	11/20/26	925	914
Citigroup Inc.	4.450%	9/29/27	1,350	1,324
Citigroup Inc.	6.625%	1/15/28	200	242
Citigroup Inc.	6.625%	6/15/32	1,320	1,505
Citigroup Inc.	6.000%	10/31/33	1,395	1,472
Citigroup Inc.	6.125%	8/25/36	798	858
Citigroup Inc.	8.125%	7/15/39	2,197	3,130
Citigroup Inc.	5.875%	1/30/42	1,475	1,683
Citigroup Inc.	6.675%	9/13/43	1,160	1,354
Citigroup Inc.	4.950%	11/7/43	811	837
Citigroup Inc.	5.300%	5/6/44	1,600	1,603
Citigroup Inc.	4.650%	7/30/45	200	199
Comerica Inc.	3.800%	7/22/26	250	242
Cooperatieve Rabobank UA	5.250%	5/24/41	1,860	2,144
Cooperatieve Rabobank UA	5.750%	12/1/43	1,450	1,597
Cooperatieve Rabobank UA	5.250%	8/4/45	370	376
Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	1,870	1,709
Credit Suisse USA Inc.	7.125%	7/15/32	775	985
Discover Bank	4.250%	3/13/26	485	480
Fifth Third Bancorp	8.250%	3/1/38	882	1,253
FirstMerit Bank NA	4.270%	11/25/26	275	274
Goldman Sachs Capital I	6.345%	2/15/34	1,930	2,172
Goldman Sachs Group Inc.	5.950%	1/15/27	1,015	1,124
Goldman Sachs Group Inc.	6.125%	2/15/33	2,924	3,419
Goldman Sachs Group Inc.	6.450%	5/1/36	1,695	1,853
Goldman Sachs Group Inc.	6.750%	10/1/37	4,692	5,325
Goldman Sachs Group Inc.	6.250%	2/1/41	3,080	3,680
Goldman Sachs Group Inc.	4.800%	7/8/44	1,600	1,608
Goldman Sachs Group Inc.	5.150%	5/22/45	2,040	1,948
Goldman Sachs Group Inc.	4.750%	10/21/45	1,100	1,112
HSBC Bank USA NA	5.875%	11/1/34	950	1,044
HSBC Bank USA NA	5.625%	8/15/35	60	64
HSBC Bank USA NA	7.000%	1/15/39	925	1,063
HSBC Holdings plc	7.625%	5/17/32	595	718
HSBC Holdings plc	6.500%	5/2/36	2,300	2,534
HSBC Holdings plc	6.500%	9/15/37	2,760	3,051
HSBC Holdings plc	6.800%	6/1/38	780	893

63

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HSBC Holdings plc	6.100%	1/14/42	990	1,214
HSBC Holdings plc	5.250%	3/14/44	1,710	1,634
JPMorgan Chase & Co.	4.125%	12/15/26	502	509
JPMorgan Chase & Co.	4.250%	10/1/27	1,375	1,399
JPMorgan Chase & Co.	6.400%	5/15/38	2,870	3,589
JPMorgan Chase & Co.	5.500%	10/15/40	1,565	1,810
JPMorgan Chase & Co.	5.600%	7/15/41	1,265	1,483
JPMorgan Chase & Co.	5.400%	1/6/42	1,455	1,669
JPMorgan Chase & Co.	5.625%	8/16/43	1,475	1,598
JPMorgan Chase & Co.	4.850%	2/1/44	1,600	1,782
JPMorgan Chase & Co.	4.950%	6/1/45	1,700	1,719
KeyBank NA	6.950%	2/1/28	111	140
1 Lloyds Banking Group plc	5.300%	12/1/45	900	875
Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	2,000	2,018
Morgan Stanley	6.250%	8/9/26	360	425
Morgan Stanley	4.350%	9/8/26	1,915	1,901
Morgan Stanley	3.950%	4/23/27	1,720	1,656
Morgan Stanley	7.250%	4/1/32	815	1,069
Morgan Stanley	6.375%	7/24/42	2,461	3,055
Morgan Stanley	4.300%	1/27/45	3,025	2,868
Regions Bank	6.450%	6/26/37	397	468
Regions Financial Corp.	7.375%	12/10/37	450	563
Wachovia Bank NA	5.850%	2/1/37	1,350	1,627
Wachovia Corp.	7.574%	8/1/26	650	844
Wachovia Corp.	7.500%	4/15/35	445	590
Wachovia Corp.	5.500%	8/1/35	589	645
Wachovia Corp.	6.550%	10/15/35	25	30
Wells Fargo & Co.	4.100%	6/3/26	2,405	2,480
Wells Fargo & Co.	4.300%	7/22/27	2,400	2,481
Wells Fargo & Co.	5.375%	2/7/35	360	413
Wells Fargo & Co.	5.375%	11/2/43	879	946
Wells Fargo & Co.	5.606%	1/15/44	2,440	2,658
Wells Fargo & Co.	4.650%	11/4/44	1,800	1,756
Wells Fargo & Co.	3.900%	5/1/45	2,300	2,211
Wells Fargo & Co.	4.900%	11/17/45	2,100	2,130
Wells Fargo Bank NA	5.950%	8/26/36	925	1,139
Wells Fargo Bank NA	6.600%	1/15/38	1,525	1,991
2 Wells Fargo Capital X	5.950%	12/1/86	920	917
Brokerage (0.3%)
Brookfield Asset Management Inc.	7.375%	3/1/33	235	279
CME Group Inc.	5.300%	9/15/43	745	863
Invesco Finance plc	5.375%	11/30/43	490	541
Jefferies Group LLC	6.450%	6/8/27	400	396
Jefferies Group LLC	6.250%	1/15/36	385	347
Jefferies Group LLC	6.500%	1/20/43	425	365
Legg Mason Inc.	5.625%	1/15/44	495	453
Leucadia National Corp.	6.625%	10/23/43	285	217
Finance Companies (0.9%)
GATX Corp.	5.200%	3/15/44	115	115
GATX Corp.	4.500%	3/30/45	345	315
1 GE Capital International Funding Co.	4.418%	11/15/35	11,161	11,624
Insurance (6.2%)
ACE Capital Trust II	9.700%	4/1/30	340	483
ACE INA Holdings Inc.	3.350%	5/3/26	1,405	1,438
ACE INA Holdings Inc.	6.700%	5/15/36	300	396
ACE INA Holdings Inc.	4.150%	3/13/43	472	464
ACE INA Holdings Inc.	4.350%	11/3/45	1,475	1,541
Aetna Inc.	6.625%	6/15/36	505	616
Aetna Inc.	6.750%	12/15/37	690	853
Aetna Inc.	4.500%	5/15/42	505	493
Aetna Inc.	4.125%	11/15/42	550	517
Aetna Inc.	4.750%	3/15/44	425	436
Aflac Inc.	6.900%	12/17/39	495	637

64

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Aflac Inc.	6.450%	8/15/40	350	433
Alleghany Corp.	4.900%	9/15/44	300	284
Allstate Corp.	5.350%	6/1/33	390	449
Allstate Corp.	5.550%	5/9/35	590	695
Allstate Corp.	5.950%	4/1/36	420	519
Allstate Corp.	4.500%	6/15/43	355	379
2 Allstate Corp.	6.500%	5/15/67	525	564
American International Group Inc.	3.875%	1/15/35	1,180	989
American International Group Inc.	4.700%	7/10/35	575	543
American International Group Inc.	6.250%	5/1/36	985	1,067
American International Group Inc.	4.500%	7/16/44	2,239	1,984
American International Group Inc.	4.800%	7/10/45	750	694
American International Group Inc.	4.375%	1/15/55	775	619
2 American International Group Inc.	8.175%	5/15/68	650	803
2 American International Group Inc.	6.250%	3/15/87	279	287
Anthem Inc.	5.950%	12/15/34	466	534
Anthem Inc.	5.850%	1/15/36	895	1,013
Anthem Inc.	6.375%	6/15/37	740	859
Anthem Inc.	4.625%	5/15/42	885	836
Anthem Inc.	4.650%	1/15/43	1,000	942
Anthem Inc.	5.100%	1/15/44	375	372
Anthem Inc.	4.650%	8/15/44	800	754
Anthem Inc.	4.850%	8/15/54	250	237
Aon Corp.	8.205%	1/1/27	475	580
Aon Corp.	6.250%	9/30/40	285	319
Aon plc	4.450%	5/24/43	250	230
Aon plc	4.600%	6/14/44	650	614
Aon plc	4.750%	5/15/45	850	840
Arch Capital Group Ltd.	7.350%	5/1/34	275	343
Arch Capital Group US Inc.	5.144%	11/1/43	400	411
Assurant Inc.	6.750%	2/15/34	500	587
AXA SA	8.600%	12/15/30	1,410	1,843
AXIS Specialty Finance plc	5.150%	4/1/45	275	272
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	755	889
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	770	757
Berkshire Hathaway Finance Corp.	4.300%	5/15/43	545	536
Berkshire Hathaway Inc.	4.500%	2/11/43	855	855
Chubb Corp.	6.000%	5/11/37	775	956
Chubb Corp.	6.500%	5/15/38	600	787
Cigna Corp.	7.875%	5/15/27	415	564
Cigna Corp.	6.150%	11/15/36	530	626
Cigna Corp.	5.875%	3/15/41	300	344
Cigna Corp.	5.375%	2/15/42	575	628
Cincinnati Financial Corp.	6.920%	5/15/28	300	385
Cincinnati Financial Corp.	6.125%	11/1/34	394	466
CNA Financial Corp.	4.500%	3/1/26	325	326
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	320	374
Everest Reinsurance Holdings Inc.	4.868%	6/1/44	415	406
Hartford Financial Services Group Inc.	5.950%	10/15/36	463	532
Hartford Financial Services Group Inc.	6.625%	3/30/40	291	359
Hartford Financial Services Group Inc.	6.100%	10/1/41	505	584
Humana Inc.	8.150%	6/15/38	260	354
Humana Inc.	4.625%	12/1/42	405	382
Humana Inc.	4.950%	10/1/44	730	713
Lincoln National Corp.	6.150%	4/7/36	575	631
Lincoln National Corp.	7.000%	6/15/40	760	897
Loews Corp.	6.000%	2/1/35	315	361
Loews Corp.	4.125%	5/15/43	485	442
Markel Corp.	5.000%	3/30/43	250	258
Marsh & McLennan Cos. Inc.	3.750%	3/14/26	850	865
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	290	351
MetLife Inc.	6.500%	12/15/32	600	720
MetLife Inc.	6.375%	6/15/34	740	880
MetLife Inc.	5.700%	6/15/35	995	1,106

65

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
MetLife Inc.	5.875%	2/6/41	695	781
MetLife Inc.	4.125%	8/13/42	740	660
MetLife Inc.	4.875%	11/13/43	980	997
MetLife Inc.	4.721%	12/15/44	480	477
MetLife Inc.	4.050%	3/1/45	995	873
MetLife Inc.	4.600%	5/13/46	745	736
2 MetLife Inc.	6.400%	12/15/66	1,265	1,248
2 MetLife Inc.	10.750%	8/1/69	510	752
Munich Re America Corp.	7.450%	12/15/26	350	459
2 Nationwide Financial Services Inc.	6.750%	5/15/87	415	418
Principal Financial Group Inc.	6.050%	10/15/36	590	677
Principal Financial Group Inc.	4.625%	9/15/42	300	285
Principal Financial Group Inc.	4.350%	5/15/43	320	291
Progressive Corp.	6.625%	3/1/29	338	444
Progressive Corp.	6.250%	12/1/32	390	494
Progressive Corp.	4.350%	4/25/44	700	722
Protective Life Corp.	8.450%	10/15/39	310	412
Prudential Financial Inc.	5.750%	7/15/33	525	573
Prudential Financial Inc.	5.400%	6/13/35	320	335
Prudential Financial Inc.	5.900%	3/17/36	370	409
Prudential Financial Inc.	5.700%	12/14/36	750	811
Prudential Financial Inc.	6.625%	12/1/37	735	864
Prudential Financial Inc.	6.625%	6/21/40	375	445
Prudential Financial Inc.	6.200%	11/15/40	575	650
Prudential Financial Inc.	5.625%	5/12/41	268	284
Prudential Financial Inc.	5.100%	8/15/43	380	378
Prudential Financial Inc.	4.600%	5/15/44	800	763
Transatlantic Holdings Inc.	8.000%	11/30/39	355	463
Travelers Cos. Inc.	6.750%	6/20/36	555	746
Travelers Cos. Inc.	6.250%	6/15/37	860	1,105
Travelers Cos. Inc.	5.350%	11/1/40	516	606
Travelers Cos. Inc.	4.600%	8/1/43	555	590
Travelers Cos. Inc.	4.300%	8/25/45	225	234
Travelers Property Casualty Corp.	6.375%	3/15/33	500	641
Trinity Acquisition plc	6.125%	8/15/43	285	312
UnitedHealth Group Inc.	3.100%	3/15/26	1,000	1,004
UnitedHealth Group Inc.	4.625%	7/15/35	1,100	1,183
UnitedHealth Group Inc.	5.800%	3/15/36	685	826
UnitedHealth Group Inc.	6.500%	6/15/37	515	667
UnitedHealth Group Inc.	6.625%	11/15/37	675	885
UnitedHealth Group Inc.	6.875%	2/15/38	1,260	1,694
UnitedHealth Group Inc.	5.700%	10/15/40	10	12
UnitedHealth Group Inc.	5.950%	2/15/41	585	721
UnitedHealth Group Inc.	4.625%	11/15/41	663	698
UnitedHealth Group Inc.	4.375%	3/15/42	505	514
UnitedHealth Group Inc.	3.950%	10/15/42	625	604
UnitedHealth Group Inc.	4.250%	3/15/43	550	545
UnitedHealth Group Inc.	4.750%	7/15/45	1,975	2,154
Unum Group	5.750%	8/15/42	250	264
Validus Holdings Ltd.	8.875%	1/26/40	235	303
Voya Financial Inc.	5.700%	7/15/43	400	444
WR Berkley Corp.	4.750%	8/1/44	450	438
XLIT Ltd.	6.250%	5/15/27	205	241
XLIT Ltd.	5.250%	12/15/43	400	413
XLIT Ltd.	5.500%	3/31/45	475	451
Real Estate Investment Trusts (0.6%)
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	290	292
Brandywine Operating Partnership LP	4.550%	10/1/29	525	527
ERP Operating LP	4.500%	7/1/44	500	517
ERP Operating LP	4.500%	6/1/45	425	435
Federal Realty Investment Trust	4.500%	12/1/44	575	587
HCP Inc.	6.750%	2/1/41	319	347
Kilroy Realty LP	4.250%	8/15/29	375	379

66

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kimco Realty Corp.	4.250%	4/1/45	450	422
Omega Healthcare Investors Inc.	4.500%	4/1/27	755	725
Realty Income Corp.	4.125%	10/15/26	275	281
Realty Income Corp.	5.875%	3/15/35	285	327
Simon Property Group LP	6.750%	2/1/40	295	391
Simon Property Group LP	4.750%	3/15/42	415	444
Simon Property Group LP	4.250%	10/1/44	400	399
Ventas Realty LP	5.700%	9/30/43	325	353
Ventas Realty LP	4.375%	2/1/45	375	336
Welltower Inc.	4.250%	4/1/26	500	498
Welltower Inc.	6.500%	3/15/41	450	529
Welltower Inc.	5.125%	3/15/43	275	269
				238,343
Industrial (67.0%)
Basic Industry (4.3%)
Agrium Inc.	4.125%	3/15/35	500	398
Agrium Inc.	7.125%	5/23/36	380	429
Agrium Inc.	6.125%	1/15/41	500	492
Agrium Inc.	4.900%	6/1/43	500	433
Agrium Inc.	5.250%	1/15/45	600	545
Albemarle Corp.	5.450%	12/1/44	400	383
Barrick Gold Corp.	5.250%	4/1/42	310	237
Barrick North America Finance LLC	7.500%	9/15/38	565	495
Barrick North America Finance LLC	5.700%	5/30/41	630	495
Barrick North America Finance LLC	5.750%	5/1/43	950	796
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	795	632
BHP Billiton Finance USA Ltd.	6.420%	3/1/26	300	329
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	130	113
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	2,450	2,401
CF Industries Inc.	5.150%	3/15/34	925	788
CF Industries Inc.	4.950%	6/1/43	825	654
CF Industries Inc.	5.375%	3/15/44	725	616
Domtar Corp.	6.250%	9/1/42	425	406
Domtar Corp.	6.750%	2/15/44	175	171
Dow Chemical Co.	7.375%	11/1/29	1,435	1,826
Dow Chemical Co.	4.250%	10/1/34	221	201
Dow Chemical Co.	9.400%	5/15/39	870	1,254
Dow Chemical Co.	5.250%	11/15/41	755	739
Dow Chemical Co.	4.375%	11/15/42	1,150	1,034
Eastman Chemical Co.	4.800%	9/1/42	280	242
Eastman Chemical Co.	4.650%	10/15/44	615	524
Ecolab Inc.	5.500%	12/8/41	808	905
EI du Pont de Nemours & Co.	6.500%	1/15/28	150	180
EI du Pont de Nemours & Co.	4.900%	1/15/41	1,060	1,039
EI du Pont de Nemours & Co.	4.150%	2/15/43	200	173
Georgia-Pacific LLC	7.250%	6/1/28	305	388
Georgia-Pacific LLC	7.750%	11/15/29	300	385
Georgia-Pacific LLC	8.875%	5/15/31	665	955
Glencore Canada Corp.	6.200%	6/15/35	175	134
Goldcorp Inc.	5.450%	6/9/44	650	572
International Paper Co.	5.000%	9/15/35	775	750
International Paper Co.	8.700%	6/15/38	150	195
International Paper Co.	7.300%	11/15/39	885	965
International Paper Co.	6.000%	11/15/41	425	413
International Paper Co.	4.800%	6/15/44	485	408
International Paper Co.	5.150%	5/15/46	600	544
Lubrizol Corp.	6.500%	10/1/34	315	408
LYB International Finance BV	5.250%	7/15/43	875	812
LYB International Finance BV	4.875%	3/15/44	1,300	1,163
LyondellBasell Industries NV	4.625%	2/26/55	750	615
Meadwestvaco Corp.	8.200%	1/15/30	500	635
Meadwestvaco Corp.	7.950%	2/15/31	300	371
Methanex Corp.	5.650%	12/1/44	300	237

67

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Monsanto Co.	4.200%	7/15/34	830	742
Monsanto Co.	5.875%	4/15/38	530	544
Monsanto Co.	3.600%	7/15/42	665	498
Monsanto Co.	4.400%	7/15/44	920	808
Monsanto Co.	3.950%	4/15/45	425	342
Monsanto Co.	4.700%	7/15/64	1,120	865
Mosaic Co.	5.450%	11/15/33	600	576
Mosaic Co.	4.875%	11/15/41	320	267
Mosaic Co.	5.625%	11/15/43	725	674
Newmont Mining Corp.	5.875%	4/1/35	505	450
Newmont Mining Corp.	6.250%	10/1/39	890	791
Newmont Mining Corp.	4.875%	3/15/42	1,307	1,027
Nucor Corp.	6.400%	12/1/37	680	717
Nucor Corp.	5.200%	8/1/43	295	274
Placer Dome Inc.	6.450%	10/15/35	125	102
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	560	605
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	235	243
PPG Industries Inc.	5.500%	11/15/40	585	665
Praxair Inc.	3.550%	11/7/42	425	390
Reliance Steel & Aluminum Co.	6.850%	11/15/36	285	284
Rio Tinto Alcan Inc.	7.250%	3/15/31	480	524
Rio Tinto Alcan Inc.	6.125%	12/15/33	794	808
Rio Tinto Alcan Inc.	5.750%	6/1/35	535	519
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	665	755
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	1,145	1,111
Rio Tinto Finance USA plc	4.750%	3/22/42	490	441
Rio Tinto Finance USA plc	4.125%	8/21/42	475	386
Rohm & Haas Co.	7.850%	7/15/29	760	980
RPM International Inc.	5.250%	6/1/45	200	197
Sherwin-Williams Co.	4.000%	12/15/42	216	215
Sherwin-Williams Co.	4.550%	8/1/45	300	327
Southern Copper Corp.	7.500%	7/27/35	1,695	1,606
Southern Copper Corp.	6.750%	4/16/40	990	866
Southern Copper Corp.	5.250%	11/8/42	350	259
Southern Copper Corp.	5.875%	4/23/45	1,925	1,521
Syngenta Finance NV	4.375%	3/28/42	225	193
The Dow Chemical Company	4.625%	10/1/44	925	865
Vale Canada Ltd.	7.200%	9/15/32	660	383
Vale Overseas Ltd.	8.250%	1/17/34	295	226
Vale Overseas Ltd.	6.875%	11/21/36	2,085	1,436
Vale Overseas Ltd.	6.875%	11/10/39	1,395	947
Vale SA	5.625%	9/11/42	1,860	1,135
Weyerhaeuser Co.	6.950%	10/1/27	341	400
Weyerhaeuser Co.	7.375%	3/15/32	805	949
Weyerhaeuser Co.	6.875%	12/15/33	25	28
Worthington Industries Inc.	4.550%	4/15/26	200	206
Capital Goods (5.5%)
3M Co.	6.375%	2/15/28	470	626
3M Co.	5.700%	3/15/37	755	963
3M Co.	3.875%	6/15/44	30	31
ABB Finance USA Inc.	4.375%	5/8/42	650	684
Boeing Co.	6.125%	2/15/33	680	873
Boeing Co.	3.300%	3/1/35	475	454
Boeing Co.	6.875%	3/15/39	395	555
Boeing Co.	5.875%	2/15/40	500	636
Boeing Co.	3.500%	3/1/45	250	239
Caterpillar Inc.	5.300%	9/15/35	350	383
Caterpillar Inc.	6.050%	8/15/36	990	1,211
Caterpillar Inc.	3.803%	8/15/42	1,205	1,101
Caterpillar Inc.	4.300%	5/15/44	500	486
Caterpillar Inc.	4.750%	5/15/64	850	825
Danaher Corp.	4.375%	9/15/45	650	697
Deere & Co.	5.375%	10/16/29	745	878

68

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Deere & Co.	8.100%	5/15/30	604	866
Deere & Co.	7.125%	3/3/31	300	411
Deere & Co.	3.900%	6/9/42	885	855
Dover Corp.	6.600%	3/15/38	400	532
Dover Corp.	5.375%	3/1/41	300	355
Eaton Corp.	4.000%	11/2/32	800	782
Eaton Corp.	4.150%	11/2/42	700	668
Emerson Electric Co.	6.000%	8/15/32	160	197
Emerson Electric Co.	6.125%	4/15/39	270	344
Emerson Electric Co.	5.250%	11/15/39	345	403
General Dynamics Corp.	3.600%	11/15/42	411	406
General Electric Capital Corp.	6.750%	3/15/32	2,868	3,824
General Electric Capital Corp.	6.150%	8/7/37	1,085	1,402
General Electric Capital Corp.	5.875%	1/14/38	2,907	3,643
General Electric Capital Corp.	6.875%	1/10/39	1,799	2,515
General Electric Co.	4.125%	10/9/42	2,275	2,296
General Electric Co.	4.500%	3/11/44	2,430	2,592
Harris Corp.	4.854%	4/27/35	500	508
Harris Corp.	6.150%	12/15/40	400	457
Harris Corp.	5.054%	4/27/45	525	538
Honeywell International Inc.	5.700%	3/15/36	700	857
Honeywell International Inc.	5.700%	3/15/37	740	922
Honeywell International Inc.	5.375%	3/1/41	630	766
Hubbell Inc.	3.350%	3/1/26	250	249
Illinois Tool Works Inc.	4.875%	9/15/41	639	706
Illinois Tool Works Inc.	3.900%	9/1/42	1,281	1,258
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	220	251
Ingersoll-Rand Luxembourg Finance SA	4.650%	11/1/44	525	515
Lafarge SA	7.125%	7/15/36	550	645
Lockheed Martin Corp.	3.600%	3/1/35	500	469
Lockheed Martin Corp.	4.500%	5/15/36	400	418
Lockheed Martin Corp.	6.150%	9/1/36	565	697
Lockheed Martin Corp.	5.500%	11/15/39	175	203
Lockheed Martin Corp.	5.720%	6/1/40	579	688
Lockheed Martin Corp.	4.850%	9/15/41	955	1,019
Lockheed Martin Corp.	4.070%	12/15/42	1,090	1,057
Lockheed Martin Corp.	3.800%	3/1/45	1,130	1,060
Lockheed Martin Corp.	4.700%	5/15/46	1,950	2,089
Northrop Grumman Corp.	5.050%	11/15/40	690	765
Northrop Grumman Corp.	4.750%	6/1/43	605	650
Northrop Grumman Corp.	3.850%	4/15/45	800	764
Northrop Grumman Systems Corp.	7.750%	2/15/31	510	699
Owens Corning	7.000%	12/1/36	615	648
Parker Hannifin Corp.	6.250%	5/15/38	490	645
Parker-Hannifin Corp.	4.200%	11/21/34	435	453
Parker-Hannifin Corp.	4.450%	11/21/44	485	515
Precision Castparts Corp.	4.200%	6/15/35	500	522
Precision Castparts Corp.	3.900%	1/15/43	225	224
Precision Castparts Corp.	4.375%	6/15/45	400	426
Raytheon Co.	7.200%	8/15/27	455	623
Raytheon Co.	4.875%	10/15/40	400	463
Raytheon Co.	4.700%	12/15/41	710	811
Raytheon Co.	4.200%	12/15/44	100	107
Republic Services Inc.	6.200%	3/1/40	900	1,076
Republic Services Inc.	5.700%	5/15/41	845	966
Rockwell Automation Inc.	6.700%	1/15/28	285	379
Rockwell Automation Inc.	6.250%	12/1/37	330	430
Rockwell Collins Inc.	4.800%	12/15/43	350	387
Sonoco Products Co.	5.750%	11/1/40	245	280
Stanley Black & Decker Inc.	5.200%	9/1/40	315	358
Tyco International Finance SA	5.125%	9/14/45	600	623
United Technologies Corp.	6.700%	8/1/28	400	522
United Technologies Corp.	7.500%	9/15/29	705	976
United Technologies Corp.	5.400%	5/1/35	600	697

69

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Technologies Corp.	6.050%	6/1/36	600	731
United Technologies Corp.	6.125%	7/15/38	940	1,166
United Technologies Corp.	5.700%	4/15/40	1,205	1,437
United Technologies Corp.	4.500%	6/1/42	3,430	3,538
United Technologies Corp.	4.150%	5/15/45	69	68
Valmont Industries Inc.	5.000%	10/1/44	180	164
Valmont Industries Inc.	5.250%	10/1/54	365	320
Waste Management Inc.	3.900%	3/1/35	825	802
Waste Management Inc.	6.125%	11/30/39	400	507
Waste Management Inc.	4.100%	3/1/45	675	659
WW Grainger Inc.	4.600%	6/15/45	990	1,072
Communication (15.0%)
21st Century Fox America Inc.	6.550%	3/15/33	485	552
21st Century Fox America Inc.	6.200%	12/15/34	715	791
21st Century Fox America Inc.	6.400%	12/15/35	1,840	2,082
21st Century Fox America Inc.	8.150%	10/17/36	350	450
21st Century Fox America Inc.	6.150%	3/1/37	425	449
21st Century Fox America Inc.	6.650%	11/15/37	1,645	1,847
21st Century Fox America Inc.	7.850%	3/1/39	250	321
21st Century Fox America Inc.	6.900%	8/15/39	810	910
21st Century Fox America Inc.	6.150%	2/15/41	1,150	1,236
21st Century Fox America Inc.	5.400%	10/1/43	760	742
21st Century Fox America Inc.	4.750%	9/15/44	575	542
21st Century Fox America Inc.	7.750%	12/1/45	905	1,149
Alltel Corp.	7.875%	7/1/32	600	746
America Movil SAB de CV	6.375%	3/1/35	740	838
America Movil SAB de CV	6.125%	11/15/37	650	717
America Movil SAB de CV	6.125%	3/30/40	2,050	2,265
America Movil SAB de CV	4.375%	7/16/42	800	730
Ameritech Capital Funding Corp.	6.550%	1/15/28	385	452
AT&T Corp.	8.250%	11/15/31	880	1,218
AT&T Inc.	6.150%	9/15/34	1,342	1,440
AT&T Inc.	4.500%	5/15/35	2,950	2,715
AT&T Inc.	6.500%	9/1/37	837	930
AT&T Inc.	6.300%	1/15/38	1,585	1,714
AT&T Inc.	6.400%	5/15/38	660	719
AT&T Inc.	6.550%	2/15/39	1,735	1,902
AT&T Inc.	5.350%	9/1/40	1,005	988
AT&T Inc.	5.550%	8/15/41	2,206	2,189
AT&T Inc.	4.300%	12/15/42	2,263	1,930
AT&T Inc.	4.800%	6/15/44	1,915	1,747
AT&T Inc.	4.350%	6/15/45	3,349	2,853
AT&T Inc.	4.750%	5/15/46	3,555	3,243
AT&T Inc.	5.650%	2/15/47	1,200	1,240
AT&T Mobility LLC	7.125%	12/15/31	422	527
Bellsouth Capital Funding Corp.	7.875%	2/15/30	598	709
Bellsouth Capital Funding Corp.	7.120%	7/15/97	200	215
BellSouth LLC	6.875%	10/15/31	223	259
BellSouth LLC	6.550%	6/15/34	520	557
BellSouth LLC	6.000%	11/15/34	375	381
BellSouth Telecommunications LLC	6.375%	6/1/28	372	422
British Telecommunications plc	9.625%	12/15/30	2,627	3,752
CBS Corp.	7.875%	7/30/30	746	935
CBS Corp.	5.500%	5/15/33	695	690
CBS Corp.	5.900%	10/15/40	425	421
CBS Corp.	4.850%	7/1/42	495	437
CBS Corp.	4.900%	8/15/44	500	448
CBS Corp.	4.600%	1/15/45	200	174
1 CCO Safari II LLC	6.384%	10/23/35	1,850	1,925
1 CCO Safari II LLC	6.484%	10/23/45	3,430	3,605
1 CCO Safari II LLC	6.834%	10/23/55	500	507
Comcast Corp.	3.150%	3/1/26	1,500	1,536
Comcast Corp.	4.250%	1/15/33	1,655	1,689

70

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Comcast Corp.	7.050%	3/15/33	985	1,283
Comcast Corp.	4.200%	8/15/34	1,550	1,574
Comcast Corp.	5.650%	6/15/35	1,085	1,253
Comcast Corp.	4.400%	8/15/35	715	742
Comcast Corp.	6.500%	11/15/35	560	703
Comcast Corp.	6.450%	3/15/37	1,785	2,214
Comcast Corp.	6.950%	8/15/37	1,650	2,184
Comcast Corp.	6.400%	5/15/38	955	1,204
Comcast Corp.	6.400%	3/1/40	950	1,200
Comcast Corp.	4.650%	7/15/42	1,715	1,818
Comcast Corp.	4.500%	1/15/43	600	610
Comcast Corp.	4.750%	3/1/44	1,000	1,051
Comcast Corp.	4.600%	8/15/45	1,700	1,788
Deutsche Telekom International Finance BV	8.750%	6/15/30	3,664	5,140
Deutsche Telekom International Finance BV	9.250%	6/1/32	523	786
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.350%	3/15/40	350	371
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	1,470	1,520
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	1,150	1,232
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.150%	3/15/42	1,635	1,518
Discovery Communications LLC	6.350%	6/1/40	610	585
Discovery Communications LLC	4.950%	5/15/42	525	416
Discovery Communications LLC	4.875%	4/1/43	625	500
Embarq Corp.	7.995%	6/1/36	1,480	1,399
Grupo Televisa SAB	8.500%	3/11/32	390	455
Grupo Televisa SAB	6.625%	1/15/40	375	384
Grupo Televisa SAB	5.000%	5/13/45	1,275	1,066
Grupo Televisa SAB	6.125%	1/31/46	1,050	1,026
GTE Corp.	6.940%	4/15/28	810	958
Historic TW Inc.	6.625%	5/15/29	110	126
Koninklijke KPN NV	8.375%	10/1/30	885	1,151
McGraw Hill Financial Inc.	6.550%	11/15/37	625	725
Moody's Corp.	5.250%	7/15/44	450	485
NBCUniversal Media LLC	6.400%	4/30/40	1,140	1,430
NBCUniversal Media LLC	5.950%	4/1/41	1,445	1,715
NBCUniversal Media LLC	4.450%	1/15/43	700	700
New Cingular Wireless Services Inc.	8.750%	3/1/31	970	1,384
Orange SA	9.000%	3/1/31	2,445	3,428
Orange SA	5.375%	1/13/42	885	958
Orange SA	5.500%	2/6/44	660	709
Pacific Bell Telephone Co.	7.125%	3/15/26	605	735
Qwest Corp.	6.875%	9/15/33	1,165	1,095
Rogers Communications Inc.	7.500%	8/15/38	455	586
Rogers Communications Inc.	4.500%	3/15/43	775	730
Rogers Communications Inc.	5.450%	10/1/43	475	515
Rogers Communications Inc.	5.000%	3/15/44	375	384
TCI Communications Inc.	7.125%	2/15/28	395	521
Telefonica Emisiones SAU	7.045%	6/20/36	1,765	2,097
Telefonica Europe BV	8.250%	9/15/30	1,412	1,824
Thomson Reuters Corp.	5.500%	8/15/35	300	316
Thomson Reuters Corp.	5.850%	4/15/40	505	524
Thomson Reuters Corp.	5.650%	11/23/43	650	670
Time Warner Cable Inc.	6.550%	5/1/37	1,550	1,559
Time Warner Cable Inc.	7.300%	7/1/38	1,385	1,476
Time Warner Cable Inc.	6.750%	6/15/39	1,770	1,799
Time Warner Cable Inc.	5.875%	11/15/40	810	745
Time Warner Cable Inc.	5.500%	9/1/41	1,181	1,050
Time Warner Cable Inc.	4.500%	9/15/42	1,350	1,103
Time Warner Cos. Inc.	6.950%	1/15/28	638	760
Time Warner Entertainment Co. LP	8.375%	7/15/33	1,150	1,371
Time Warner Inc.	7.625%	4/15/31	1,660	2,011
Time Warner Inc.	7.700%	5/1/32	1,905	2,293
Time Warner Inc.	6.500%	11/15/36	1,015	1,090
Time Warner Inc.	6.200%	3/15/40	550	582
Time Warner Inc.	6.100%	7/15/40	1,060	1,116

71

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Time Warner Inc.	6.250%	3/29/41	640	687
Time Warner Inc.	5.375%	10/15/41	220	205
Time Warner Inc.	4.900%	6/15/42	855	749
Time Warner Inc.	5.350%	12/15/43	550	530
Time Warner Inc.	4.650%	6/1/44	1,185	1,029
Time Warner Inc.	4.850%	7/15/45	900	839
Verizon Communications Inc.	7.750%	12/1/30	1,300	1,720
Verizon Communications Inc.	6.400%	9/15/33	1,982	2,269
Verizon Communications Inc.	5.050%	3/15/34	1,345	1,341
Verizon Communications Inc.	4.400%	11/1/34	2,545	2,391
Verizon Communications Inc.	5.850%	9/15/35	1,175	1,280
Verizon Communications Inc.	4.272%	1/15/36	2,990	2,761
Verizon Communications Inc.	6.250%	4/1/37	945	1,060
Verizon Communications Inc.	6.400%	2/15/38	1,270	1,440
Verizon Communications Inc.	6.900%	4/15/38	590	689
Verizon Communications Inc.	7.350%	4/1/39	750	929
Verizon Communications Inc.	6.000%	4/1/41	810	884
Verizon Communications Inc.	4.750%	11/1/41	995	948
Verizon Communications Inc.	3.850%	11/1/42	1,320	1,101
Verizon Communications Inc.	6.550%	9/15/43	4,800	5,821
Verizon Communications Inc.	4.862%	8/21/46	4,703	4,596
Verizon Communications Inc.	4.522%	9/15/48	5,228	4,791
Verizon Communications Inc.	5.012%	8/21/54	5,869	5,458
Verizon Communications Inc.	4.672%	3/15/55	6,100	5,337
Verizon Florida LLC	6.860%	2/1/28	45	42
Verizon Maryland LLC	5.125%	6/15/33	240	235
Verizon New England Inc.	7.875%	11/15/29	800	995
Verizon New York Inc.	7.375%	4/1/32	687	771
Viacom Inc.	4.850%	12/15/34	650	502
Viacom Inc.	6.875%	4/30/36	1,135	1,069
Viacom Inc.	4.500%	2/27/42	250	180
Viacom Inc.	4.375%	3/15/43	1,450	990
Viacom Inc.	4.875%	6/15/43	450	326
Viacom Inc.	5.850%	9/1/43	1,235	1,047
Viacom Inc.	5.250%	4/1/44	600	477
Vodafone Group plc	7.875%	2/15/30	735	867
Vodafone Group plc	6.250%	11/30/32	465	484
Vodafone Group plc	6.150%	2/27/37	1,735	1,783
Vodafone Group plc	4.375%	2/19/43	1,525	1,261
Walt Disney Co.	7.000%	3/1/32	595	841
Walt Disney Co.	4.375%	8/16/41	725	772
Walt Disney Co.	4.125%	12/1/41	685	702
Walt Disney Co.	3.700%	12/1/42	500	478
Walt Disney Co.	4.125%	6/1/44	175	181
WPP Finance 2010	5.125%	9/7/42	875	841
Consumer Cyclical (7.4%)
Alibaba Group Holding Ltd.	4.500%	11/28/34	825	817
Amazon.com Inc.	4.800%	12/5/34	1,400	1,512
Amazon.com Inc.	4.950%	12/5/44	1,001	1,106
Bed Bath & Beyond Inc.	4.915%	8/1/34	425	361
Bed Bath & Beyond Inc.	5.165%	8/1/44	625	494
BorgWarner Inc.	4.375%	3/15/45	500	438
Cummins Inc.	7.125%	3/1/28	275	357
Cummins Inc.	4.875%	10/1/43	525	564
CVS Health Corp.	4.875%	7/20/35	3,325	3,566
CVS Health Corp.	6.125%	9/15/39	150	183
CVS Health Corp.	5.750%	5/15/41	1,214	1,419
CVS Health Corp.	5.300%	12/5/43	825	928
CVS Health Corp.	5.125%	7/20/45	3,300	3,693
Daimler Finance North America LLC	8.500%	1/18/31	1,595	2,387
Darden Restaurants Inc.	7.050%	10/15/37	100	109
eBay Inc.	4.000%	7/15/42	825	629
Ford Holdings LLC	9.300%	3/1/30	400	530

72

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ford Motor Co.	6.625%	10/1/28	575	654
Ford Motor Co.	6.375%	2/1/29	325	362
Ford Motor Co.	7.450%	7/16/31	1,560	1,902
Ford Motor Co.	4.750%	1/15/43	2,100	1,925
Ford Motor Co.	7.400%	11/1/46	500	597
General Motors Co.	5.000%	4/1/35	310	271
General Motors Co.	6.600%	4/1/36	750	775
General Motors Co.	6.250%	10/2/43	2,185	2,150
General Motors Co.	5.200%	4/1/45	1,100	946
General Motors Co.	6.750%	4/1/46	920	961
General Motors Financial Co. Inc.	5.250%	3/1/26	1,100	1,104
Harley-Davidson Inc.	4.625%	7/28/45	325	324
Home Depot Inc.	3.000%	4/1/26	2,225	2,296
Home Depot Inc.	5.875%	12/16/36	2,280	2,850
Home Depot Inc.	5.400%	9/15/40	655	777
Home Depot Inc.	5.950%	4/1/41	915	1,155
Home Depot Inc.	4.200%	4/1/43	1,100	1,138
Home Depot Inc.	4.875%	2/15/44	1,125	1,278
Home Depot Inc.	4.400%	3/15/45	1,430	1,523
Home Depot Inc.	4.250%	4/1/46	660	690
Johnson Controls Inc.	6.000%	1/15/36	420	460
Johnson Controls Inc.	5.700%	3/1/41	320	332
Johnson Controls Inc.	5.250%	12/1/41	280	276
Johnson Controls Inc.	4.625%	7/2/44	400	367
Johnson Controls Inc.	4.950%	7/2/64	80	70
Kohl's Corp.	5.550%	7/17/45	500	441
Lowe's Cos. Inc.	6.875%	2/15/28	410	543
Lowe's Cos. Inc.	6.500%	3/15/29	40	52
Lowe's Cos. Inc.	5.500%	10/15/35	670	788
Lowe's Cos. Inc.	5.800%	10/15/36	625	754
Lowe's Cos. Inc.	6.650%	9/15/37	130	171
Lowe's Cos. Inc.	5.800%	4/15/40	455	553
Lowe's Cos. Inc.	5.125%	11/15/41	455	515
Lowe's Cos. Inc.	4.650%	4/15/42	260	278
Lowe's Cos. Inc.	5.000%	9/15/43	760	855
Lowe's Cos. Inc.	4.250%	9/15/44	375	379
Lowe's Cos. Inc.	4.375%	9/15/45	1,050	1,103
Macy's Retail Holdings Inc.	7.000%	2/15/28	200	215
Macy's Retail Holdings Inc.	6.900%	4/1/29	365	384
Macy's Retail Holdings Inc.	6.900%	1/15/32	225	245
Macy's Retail Holdings Inc.	6.700%	7/15/34	190	186
Macy's Retail Holdings Inc.	4.500%	12/15/34	500	396
Macy's Retail Holdings Inc.	6.375%	3/15/37	510	481
Macy's Retail Holdings Inc.	5.125%	1/15/42	615	491
Macy's Retail Holdings Inc.	4.300%	2/15/43	225	162
McDonald's Corp.	4.700%	12/9/35	775	802
McDonald's Corp.	6.300%	10/15/37	910	1,083
McDonald's Corp.	6.300%	3/1/38	773	923
McDonald's Corp.	5.700%	2/1/39	350	404
McDonald's Corp.	3.700%	2/15/42	235	203
McDonald's Corp.	3.625%	5/1/43	550	471
McDonald's Corp.	4.600%	5/26/45	595	591
McDonald's Corp.	4.875%	12/9/45	2,050	2,155
Metropolitan Museum of Art New York Revenue	3.400%	7/1/45	300	287
NIKE Inc.	3.625%	5/1/43	525	511
NIKE Inc.	3.875%	11/1/45	750	764
Nordstrom Inc.	6.950%	3/15/28	305	366
Nordstrom Inc.	5.000%	1/15/44	604	575
QVC Inc.	5.450%	8/15/34	250	209
QVC Inc.	5.950%	3/15/43	350	296
Starbucks Corp.	4.300%	6/15/45	355	382
Starwood Hotels & Resorts Worldwide Inc.	4.500%	10/1/34	350	320
Target Corp.	6.350%	11/1/32	680	880
Target Corp.	6.500%	10/15/37	1,187	1,573

73

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Target Corp.	7.000%	1/15/38	930	1,300
Target Corp.	4.000%	7/1/42	1,232	1,248
Tiffany & Co.	4.900%	10/1/44	325	304
VF Corp.	6.450%	11/1/37	685	893
Visa Inc.	4.150%	12/14/35	1,400	1,484
Visa Inc.	4.300%	12/14/45	3,325	3,553
Wal-Mart Stores Inc.	5.875%	4/5/27	255	322
Wal-Mart Stores Inc.	7.550%	2/15/30	695	996
Wal-Mart Stores Inc.	5.250%	9/1/35	2,540	2,998
Wal-Mart Stores Inc.	6.500%	8/15/37	3,025	3,967
Wal-Mart Stores Inc.	6.200%	4/15/38	1,735	2,220
Wal-Mart Stores Inc.	5.625%	4/1/40	1,297	1,560
Wal-Mart Stores Inc.	4.875%	7/8/40	800	885
Wal-Mart Stores Inc.	5.000%	10/25/40	1,730	1,945
Wal-Mart Stores Inc.	5.625%	4/15/41	2,175	2,673
Wal-Mart Stores Inc.	4.000%	4/11/43	1,325	1,325
Wal-Mart Stores Inc.	4.750%	10/2/43	1,025	1,137
Wal-Mart Stores Inc.	4.300%	4/22/44	950	998
Walgreen Co.	4.400%	9/15/42	575	493
Walgreens Boots Alliance Inc.	4.500%	11/18/34	500	449
Walgreens Boots Alliance Inc.	4.800%	11/18/44	525	478
Western Union Co.	6.200%	11/17/36	500	492
Western Union Co.	6.200%	6/21/40	270	263
Consumer Noncyclical (16.6%)
Abbott Laboratories	6.150%	11/30/37	700	908
Abbott Laboratories	6.000%	4/1/39	445	562
Abbott Laboratories	5.300%	5/27/40	115	133
AbbVie Inc.	4.500%	5/14/35	3,100	3,089
AbbVie Inc.	4.400%	11/6/42	2,815	2,705
AbbVie Inc.	4.700%	5/14/45	2,842	2,838
Actavis Funding SCS	4.550%	3/15/35	3,087	3,100
Actavis Funding SCS	4.850%	6/15/44	1,785	1,830
Actavis Funding SCS	4.750%	3/15/45	2,825	2,885
Actavis Inc.	4.625%	10/1/42	1,240	1,224
Ahold Finance USA LLC	6.875%	5/1/29	515	633
2 Allina Health System	4.805%	11/15/45	225	247
Altria Group Inc.	9.950%	11/10/38	893	1,458
Altria Group Inc.	10.200%	2/6/39	741	1,247
Altria Group Inc.	4.250%	8/9/42	1,200	1,142
Altria Group Inc.	4.500%	5/2/43	705	698
Altria Group Inc.	5.375%	1/31/44	1,100	1,237
AmerisourceBergen Corp.	4.250%	3/1/45	850	795
Amgen Inc.	6.375%	6/1/37	745	895
Amgen Inc.	6.900%	6/1/38	350	434
Amgen Inc.	6.400%	2/1/39	1,035	1,222
Amgen Inc.	5.750%	3/15/40	484	533
Amgen Inc.	4.950%	10/1/41	660	660
Amgen Inc.	5.150%	11/15/41	1,952	2,015
Amgen Inc.	5.650%	6/15/42	1,488	1,638
Amgen Inc.	5.375%	5/15/43	1,125	1,195
Amgen Inc.	4.400%	5/1/45	1,215	1,161
Anheuser-Busch Cos. LLC	6.800%	8/20/32	365	468
Anheuser-Busch Cos. LLC	5.950%	1/15/33	20	23
Anheuser-Busch Cos. LLC	5.750%	4/1/36	325	374
Anheuser-Busch Cos. LLC	6.450%	9/1/37	830	1,015
Anheuser-Busch Cos. LLC	6.500%	5/1/42	275	348
Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	5,780	6,025
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	810	759
Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	805	828
Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	11,505	12,360
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	1,140	1,671
Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	715	1,033
Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	860	1,060

74

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	140	127
Archer-Daniels-Midland Co.	5.935%	10/1/32	405	502
Archer-Daniels-Midland Co.	5.375%	9/15/35	810	960
Archer-Daniels-Midland Co.	4.535%	3/26/42	958	1,009
Archer-Daniels-Midland Co.	4.016%	4/16/43	125	122
2 Ascension Health	4.847%	11/15/53	475	536
AstraZeneca plc	6.450%	9/15/37	1,551	1,971
AstraZeneca plc	4.000%	9/18/42	1,125	1,081
AstraZeneca plc	4.375%	11/16/45	1,025	1,033
1 Baxalta Inc.	5.250%	6/23/45	1,000	953
Baylor Scott & White Holdings Texas Revenue	4.185%	11/15/45	40	40
Becton Dickinson & Co.	6.000%	5/15/39	330	389
Becton Dickinson & Co.	5.000%	11/12/40	590	626
Becton Dickinson & Co.	4.875%	5/15/44	190	200
Becton Dickinson & Co.	4.685%	12/15/44	608	627
Biogen Inc.	5.200%	9/15/45	1,850	1,896
Boston Scientific Corp.	7.000%	11/15/35	550	667
Boston Scientific Corp.	7.375%	1/15/40	465	590
Bristol-Myers Squibb Co.	5.875%	11/15/36	905	1,144
Bristol-Myers Squibb Co.	6.125%	5/1/38	270	357
Bristol-Myers Squibb Co.	3.250%	8/1/42	395	358
Bristol-Myers Squibb Co.	4.500%	3/1/44	460	514
Brown-Forman Corp.	3.750%	1/15/43	375	354
Brown-Forman Corp.	4.500%	7/15/45	525	558
Campbell Soup Co.	3.800%	8/2/42	200	181
Cardinal Health Inc.	4.600%	3/15/43	425	422
Cardinal Health Inc.	4.900%	9/15/45	550	575
2 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	780	764
Celgene Corp.	5.700%	10/15/40	260	281
Celgene Corp.	5.250%	8/15/43	1,650	1,687
Celgene Corp.	4.625%	5/15/44	175	167
Celgene Corp.	5.000%	8/15/45	1,100	1,121
Children's Hospital Medical Center Ohio GO	4.268%	5/15/44	325	334
Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	450	477
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	650	688
Colgate-Palmolive Co.	4.000%	8/15/45	650	700
ConAgra Foods Inc.	7.125%	10/1/26	221	275
ConAgra Foods Inc.	7.000%	10/1/28	475	582
ConAgra Foods Inc.	8.250%	9/15/30	545	756
Covidien International Finance SA	6.550%	10/15/37	910	1,165
Delhaize America LLC	9.000%	4/15/31	295	397
Delhaize Group SA	5.700%	10/1/40	367	387
Diageo Capital plc	5.875%	9/30/36	205	251
Diageo Capital plc	3.875%	4/29/43	525	506
Diageo Investment Corp.	7.450%	4/15/35	485	672
Diageo Investment Corp.	4.250%	5/11/42	734	748
Dignity Health California GO	4.500%	11/1/42	375	372
Dignity Health California GO	5.267%	11/1/64	400	434
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	310	438
Dr Pepper Snapple Group Inc.	4.500%	11/15/45	200	206
Eli Lilly & Co.	5.500%	3/15/27	158	195
Eli Lilly & Co.	5.550%	3/15/37	505	616
Eli Lilly & Co.	3.700%	3/1/45	1,449	1,427
Estee Lauder Cos. Inc.	6.000%	5/15/37	405	511
Estee Lauder Cos. Inc.	3.700%	8/15/42	450	430
Estee Lauder Cos. Inc.	4.375%	6/15/45	300	317
Express Scripts Holding Co.	6.125%	11/15/41	795	835
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	735	655
General Mills Inc.	5.400%	6/15/40	678	787
General Mills Inc.	4.150%	2/15/43	425	418
Gilead Sciences Inc.	3.650%	3/1/26	3,950	4,122
Gilead Sciences Inc.	4.600%	9/1/35	275	285
Gilead Sciences Inc.	5.650%	12/1/41	1,325	1,530
Gilead Sciences Inc.	4.800%	4/1/44	2,275	2,376

75

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Gilead Sciences Inc.	4.500%	2/1/45	1,970	1,999
Gilead Sciences Inc.	4.750%	3/1/46	2,375	2,489
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	805	961
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	2,760	3,547
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	100	102
Hasbro Inc.	6.350%	3/15/40	535	589
Hasbro Inc.	5.100%	5/15/44	305	291
Hershey Co.	7.200%	8/15/27	42	58
Ingredion Inc.	6.625%	4/15/37	275	338
JM Smucker Co.	4.250%	3/15/35	325	326
JM Smucker Co.	4.375%	3/15/45	1,075	1,074
Johnson & Johnson	2.450%	3/1/26	825	825
Johnson & Johnson	6.950%	9/1/29	460	668
Johnson & Johnson	4.950%	5/15/33	800	968
Johnson & Johnson	4.375%	12/5/33	880	979
Johnson & Johnson	3.550%	3/1/36	300	300
Johnson & Johnson	5.950%	8/15/37	1,065	1,420
Johnson & Johnson	5.850%	7/15/38	640	848
Johnson & Johnson	4.500%	9/1/40	484	540
Johnson & Johnson	4.850%	5/15/41	295	349
Johnson & Johnson	4.500%	12/5/43	350	403
Johnson & Johnson	3.700%	3/1/46	1,975	1,979
Kaiser Foundation Hospitals	4.875%	4/1/42	870	966
Kellogg Co.	3.250%	4/1/26	1,000	1,007
Kellogg Co.	7.450%	4/1/31	365	468
Kellogg Co.	4.500%	4/1/46	1,000	1,007
Kimberly-Clark Corp.	6.625%	8/1/37	860	1,165
Kimberly-Clark Corp.	5.300%	3/1/41	235	281
Kimberly-Clark Corp.	3.700%	6/1/43	425	413
Koninklijke Philips NV	6.875%	3/11/38	240	280
Koninklijke Philips NV	5.000%	3/15/42	1,100	1,066
Kraft Foods Group Inc.	6.875%	1/26/39	895	1,103
Kraft Foods Group Inc.	6.500%	2/9/40	825	985
Kraft Foods Group Inc.	5.000%	6/4/42	1,280	1,334
1 Kraft Heinz Foods Co.	5.000%	7/15/35	1,410	1,467
1 Kraft Heinz Foods Co.	5.200%	7/15/45	1,620	1,743
Kroger Co.	7.700%	6/1/29	480	660
Kroger Co.	8.000%	9/15/29	200	269
Kroger Co.	7.500%	4/1/31	230	308
Kroger Co.	6.900%	4/15/38	830	1,078
Kroger Co.	5.400%	7/15/40	205	230
Kroger Co.	5.000%	4/15/42	400	427
Kroger Co.	5.150%	8/1/43	310	340
Laboratory Corp. of America Holdings	4.700%	2/1/45	950	896
Mattel Inc.	5.450%	11/1/41	595	592
2 Mayo Clinic	3.774%	11/15/43	450	450
2 Mayo Clinic	4.000%	11/15/47	225	228
McKesson Corp.	6.000%	3/1/41	880	991
McKesson Corp.	4.883%	3/15/44	400	400
Mead Johnson Nutrition Co.	5.900%	11/1/39	300	341
Mead Johnson Nutrition Co.	4.600%	6/1/44	500	483
Medtronic Inc.	4.375%	3/15/35	1,650	1,703
Medtronic Inc.	6.500%	3/15/39	155	205
Medtronic Inc.	5.550%	3/15/40	480	566
Medtronic Inc.	4.500%	3/15/42	685	703
Medtronic Inc.	4.000%	4/1/43	1,300	1,248
Medtronic Inc.	4.625%	3/15/44	786	832
Medtronic Inc.	4.625%	3/15/45	4,280	4,555
Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	325	329
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	400	458
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	600	592
Merck & Co. Inc.	6.500%	12/1/33	1,115	1,467
Merck & Co. Inc.	6.550%	9/15/37	925	1,262
Merck & Co. Inc.	3.600%	9/15/42	590	554

76

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Merck & Co. Inc.	4.150%	5/18/43	1,470	1,512
Merck & Co. Inc.	3.700%	2/10/45	1,905	1,821
Merck Sharp & Dohme Corp.	5.950%	12/1/28	185	239
Molson Coors Brewing Co.	5.000%	5/1/42	1,175	1,168
Mondelez International Inc.	6.500%	11/1/31	565	709
Mondelez International Inc.	6.500%	2/9/40	684	866
Mylan Inc.	5.400%	11/29/43	510	463
New York & Presbyterian Hospital	4.024%	8/1/45	900	895
Novant Health Inc.	4.371%	11/1/43	300	304
Novartis Capital Corp.	3.700%	9/21/42	525	510
Novartis Capital Corp.	4.400%	5/6/44	1,570	1,693
Novartis Capital Corp.	4.000%	11/20/45	1,325	1,353
NYU Hospitals Center	4.784%	7/1/44	425	454
Partners Healthcare System Inc.	4.117%	7/1/55	275	270
PepsiCo Inc.	5.500%	1/15/40	84	100
PepsiCo Inc.	4.875%	11/1/40	1,070	1,191
PepsiCo Inc.	4.000%	3/5/42	850	841
PepsiCo Inc.	4.250%	10/22/44	1,528	1,580
PepsiCo Inc.	4.600%	7/17/45	635	691
PepsiCo Inc.	4.450%	4/14/46	1,675	1,788
Perrigo Co. plc	5.300%	11/15/43	375	363
Perrigo Finance plc	4.900%	12/15/44	450	431
Pfizer Inc.	7.200%	3/15/39	2,580	3,583
Pfizer Inc.	4.300%	6/15/43	405	419
Pfizer Inc.	4.400%	5/15/44	320	338
Pharmacia Corp.	6.600%	12/1/28	805	1,065
Philip Morris International Inc.	6.375%	5/16/38	1,415	1,795
Philip Morris International Inc.	4.375%	11/15/41	695	714
Philip Morris International Inc.	4.500%	3/20/42	810	850
Philip Morris International Inc.	3.875%	8/21/42	985	933
Philip Morris International Inc.	4.125%	3/4/43	915	904
Philip Morris International Inc.	4.875%	11/15/43	1,185	1,318
Procter & Gamble Co.	5.800%	8/15/34	635	804
3 Procter & Gamble Co.	5.550%	3/5/37	1,733	2,187
Quest Diagnostics Inc.	5.750%	1/30/40	50	54
Quest Diagnostics Inc.	4.700%	3/30/45	225	213
Reynolds American Inc.	5.700%	8/15/35	1,025	1,156
Reynolds American Inc.	7.250%	6/15/37	425	527
Reynolds American Inc.	6.150%	9/15/43	375	449
Reynolds American Inc.	5.850%	8/15/45	2,794	3,275
Southern Baptist Hospital of Florida Inc.	4.857%	7/15/45	175	193
St. Jude Medical Inc.	4.750%	4/15/43	750	749
Stryker Corp.	4.100%	4/1/43	345	324
Stryker Corp.	4.375%	5/15/44	400	390
Sysco Corp.	5.375%	9/21/35	780	898
Sysco Corp.	4.850%	10/1/45	350	359
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	139	152
2 Texas Health Resources	4.330%	11/15/55	300	308
The Pepsi Bottling Group Inc.	7.000%	3/1/29	1,185	1,630
Thermo Fisher Scientific Inc.	5.300%	2/1/44	425	458
Trinity Health Corp.	4.125%	12/1/45	400	402
Tyson Foods Inc.	4.875%	8/15/34	910	935
Tyson Foods Inc.	5.150%	8/15/44	775	828
Unilever Capital Corp.	5.900%	11/15/32	1,120	1,463
Whirlpool Corp.	5.150%	3/1/43	334	340
Wyeth LLC	6.500%	2/1/34	1,180	1,509
Wyeth LLC	6.000%	2/15/36	430	528
Wyeth LLC	5.950%	4/1/37	1,344	1,658
Zimmer Biomet Holdings Inc.	4.250%	8/15/35	100	92
Zimmer Biomet Holdings Inc.	5.750%	11/30/39	575	642
Zimmer Biomet Holdings Inc.	4.450%	8/15/45	1,505	1,385
Zoetis Inc.	4.700%	2/1/43	1,135	997

77

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Energy (9.0%)
Anadarko Finance Co.	7.500%	5/1/31	1,042	933
Anadarko Petroleum Corp.	6.450%	9/15/36	1,455	1,213
Anadarko Petroleum Corp.	7.950%	6/15/39	155	135
Anadarko Petroleum Corp.	6.200%	3/15/40	515	409
Anadarko Petroleum Corp.	4.500%	7/15/44	825	561
Apache Corp.	6.000%	1/15/37	1,186	980
Apache Corp.	5.100%	9/1/40	1,635	1,204
Apache Corp.	5.250%	2/1/42	505	389
Apache Corp.	4.750%	4/15/43	1,995	1,526
Apache Finance Canada Corp.	7.750%	12/15/29	300	340
Baker Hughes Inc.	6.875%	1/15/29	350	398
Baker Hughes Inc.	5.125%	9/15/40	1,355	1,195
Buckeye Partners LP	5.850%	11/15/43	400	304
Buckeye Partners LP	5.600%	10/15/44	300	226
Burlington Resources Finance Co.	7.200%	8/15/31	644	688
Burlington Resources Finance Co.	7.400%	12/1/31	1,082	1,173
Cameron International Corp.	7.000%	7/15/38	275	311
Cameron International Corp.	5.950%	6/1/41	380	391
Cameron International Corp.	5.125%	12/15/43	175	164
Canadian Natural Resources Ltd.	7.200%	1/15/32	428	357
Canadian Natural Resources Ltd.	6.450%	6/30/33	350	265
Canadian Natural Resources Ltd.	5.850%	2/1/35	100	71
Canadian Natural Resources Ltd.	6.500%	2/15/37	605	437
Canadian Natural Resources Ltd.	6.250%	3/15/38	1,130	829
Canadian Natural Resources Ltd.	6.750%	2/1/39	225	170
1 Columbia Pipeline Group Inc.	5.800%	6/1/45	550	465
Conoco Funding Co.	7.250%	10/15/31	515	542
ConocoPhillips	5.900%	10/15/32	665	623
ConocoPhillips	5.900%	5/15/38	1,085	1,031
ConocoPhillips	6.500%	2/1/39	1,755	1,729
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	775	722
ConocoPhillips Co.	4.150%	11/15/34	575	463
ConocoPhillips Co.	4.300%	11/15/44	403	323
ConocoPhillips Holding Co.	6.950%	4/15/29	735	788
Devon Energy Corp.	7.950%	4/15/32	945	754
Devon Energy Corp.	5.600%	7/15/41	1,160	790
Devon Energy Corp.	4.750%	5/15/42	415	266
Devon Energy Corp.	5.000%	6/15/45	700	457
Devon Financing Co. LLC	7.875%	9/30/31	1,695	1,342
Diamond Offshore Drilling Inc.	5.700%	10/15/39	500	319
Diamond Offshore Drilling Inc.	4.875%	11/1/43	625	369
Dominion Gas Holdings LLC	4.800%	11/1/43	300	300
Dominion Gas Holdings LLC	4.600%	12/15/44	520	497
El Paso Natural Gas Co. LLC	8.375%	6/15/32	297	299
Enable Midstream Partners LP	5.000%	5/15/44	525	270
Enbridge Energy Partners LP	7.500%	4/15/38	760	652
Enbridge Energy Partners LP	5.500%	9/15/40	975	739
Enbridge Inc.	4.500%	6/10/44	600	433
Encana Corp.	6.625%	8/15/37	63	39
Energy Transfer Partners LP	8.250%	11/15/29	414	422
Energy Transfer Partners LP	4.900%	3/15/35	600	428
Energy Transfer Partners LP	6.625%	10/15/36	635	540
Energy Transfer Partners LP	7.500%	7/1/38	712	643
Energy Transfer Partners LP	6.050%	6/1/41	431	334
Energy Transfer Partners LP	6.500%	2/1/42	780	640
Energy Transfer Partners LP	5.150%	2/1/43	375	273
Energy Transfer Partners LP	5.950%	10/1/43	674	532
Energy Transfer Partners LP	5.150%	3/15/45	1,100	795
Energy Transfer Partners LP	6.125%	12/15/45	1,050	862
Eni USA Inc.	7.300%	11/15/27	395	475
EnLink Midstream Partners LP	5.600%	4/1/44	300	183
Ensco plc	5.750%	10/1/44	725	343

78

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Enterprise Products Operating LLC	6.875%	3/1/33	540	561
Enterprise Products Operating LLC	6.650%	10/15/34	360	369
Enterprise Products Operating LLC	5.750%	3/1/35	300	279
Enterprise Products Operating LLC	7.550%	4/15/38	390	424
Enterprise Products Operating LLC	6.125%	10/15/39	905	855
Enterprise Products Operating LLC	6.450%	9/1/40	710	699
Enterprise Products Operating LLC	5.950%	2/1/41	875	828
Enterprise Products Operating LLC	5.700%	2/15/42	670	632
Enterprise Products Operating LLC	4.850%	8/15/42	590	501
Enterprise Products Operating LLC	4.450%	2/15/43	1,000	794
Enterprise Products Operating LLC	4.850%	3/15/44	925	782
Enterprise Products Operating LLC	5.100%	2/15/45	850	750
Enterprise Products Operating LLC	4.900%	5/15/46	850	749
Enterprise Products Operating LLC	4.950%	10/15/54	650	499
EOG Resources Inc.	3.900%	4/1/35	560	471
EOG Resources Inc.	5.100%	1/15/36	275	260
Exxon Mobil Corp.	3.567%	3/6/45	1,050	971
Exxon Mobil Corp.	4.114%	3/1/46	1,600	1,600
Halliburton Co.	4.850%	11/15/35	1,465	1,306
Halliburton Co.	6.700%	9/15/38	916	962
Halliburton Co.	7.450%	9/15/39	870	997
Halliburton Co.	4.500%	11/15/41	650	507
Halliburton Co.	4.750%	8/1/43	745	620
Halliburton Co.	5.000%	11/15/45	1,595	1,416
Hess Corp.	7.875%	10/1/29	645	593
Hess Corp.	7.300%	8/15/31	270	234
Hess Corp.	7.125%	3/15/33	725	616
Hess Corp.	6.000%	1/15/40	1,050	796
Hess Corp.	5.600%	2/15/41	1,400	1,015
Husky Energy Inc.	6.800%	9/15/37	400	322
Kerr-McGee Corp.	7.875%	9/15/31	540	489
Kinder Morgan Energy Partners LP	7.400%	3/15/31	238	220
Kinder Morgan Energy Partners LP	7.750%	3/15/32	442	420
Kinder Morgan Energy Partners LP	7.300%	8/15/33	575	533
Kinder Morgan Energy Partners LP	5.800%	3/15/35	375	304
Kinder Morgan Energy Partners LP	6.500%	2/1/37	585	495
Kinder Morgan Energy Partners LP	6.950%	1/15/38	895	808
Kinder Morgan Energy Partners LP	6.500%	9/1/39	655	556
Kinder Morgan Energy Partners LP	6.550%	9/15/40	625	526
Kinder Morgan Energy Partners LP	7.500%	11/15/40	400	358
Kinder Morgan Energy Partners LP	6.375%	3/1/41	525	454
Kinder Morgan Energy Partners LP	5.625%	9/1/41	540	420
Kinder Morgan Energy Partners LP	5.000%	8/15/42	612	469
Kinder Morgan Energy Partners LP	4.700%	11/1/42	1,129	823
Kinder Morgan Energy Partners LP	5.000%	3/1/43	600	458
Kinder Morgan Energy Partners LP	5.500%	3/1/44	650	530
Kinder Morgan Energy Partners LP	5.400%	9/1/44	450	352
Kinder Morgan Inc.	7.750%	1/15/32	750	718
Kinder Morgan Inc.	5.300%	12/1/34	990	787
Kinder Morgan Inc.	5.550%	6/1/45	1,500	1,244
Magellan Midstream Partners LP	5.000%	3/1/26	800	816
Magellan Midstream Partners LP	6.400%	5/1/37	265	266
Magellan Midstream Partners LP	4.200%	12/1/42	250	191
Magellan Midstream Partners LP	5.150%	10/15/43	350	296
Magellan Midstream Partners LP	4.200%	3/15/45	300	231
Marathon Oil Corp.	6.800%	3/15/32	561	396
Marathon Oil Corp.	6.600%	10/1/37	355	240
Marathon Oil Corp.	5.200%	6/1/45	550	325
Marathon Petroleum Corp.	6.500%	3/1/41	1,045	811
Marathon Petroleum Corp.	4.750%	9/15/44	680	440
Marathon Petroleum Corp.	5.850%	12/15/45	325	236
Marathon Petroleum Corp.	5.000%	9/15/54	650	399
Murphy Oil Corp.	7.050%	5/1/29	230	147
Murphy Oil Corp.	5.125%	12/1/42	200	88

79

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
National Oilwell Varco Inc.	3.950%	12/1/42	1,110	727
Noble Energy Inc.	8.000%	4/1/27	245	268
Noble Energy Inc.	6.000%	3/1/41	440	332
Noble Energy Inc.	5.250%	11/15/43	1,000	732
Noble Energy Inc.	5.050%	11/15/44	1,300	952
Noble Holding International Ltd.	6.200%	8/1/40	460	193
Noble Holding International Ltd.	6.050%	3/1/41	300	126
Noble Holding International Ltd.	5.250%	3/15/42	100	40
Noble Holding International Ltd.	6.950%	4/1/45	500	230
Occidental Petroleum Corp.	4.625%	6/15/45	800	765
ONEOK Partners LP	6.650%	10/1/36	575	443
ONEOK Partners LP	6.850%	10/15/37	560	437
ONEOK Partners LP	6.125%	2/1/41	345	252
ONEOK Partners LP	6.200%	9/15/43	688	501
Petro-Canada	7.875%	6/15/26	270	309
Petro-Canada	7.000%	11/15/28	145	157
Petro-Canada	5.350%	7/15/33	195	159
Petro-Canada	5.950%	5/15/35	720	619
Petro-Canada	6.800%	5/15/38	860	796
Phillips 66	4.650%	11/15/34	1,350	1,233
Phillips 66	5.875%	5/1/42	1,351	1,291
Phillips 66	4.875%	11/15/44	1,705	1,562
Phillips 66 Partners LP	4.680%	2/15/45	275	198
Pioneer Natural Resources Co.	7.200%	1/15/28	275	280
Plains All American Pipeline LP / PAA Finance Corp.	6.700%	5/15/36	415	336
Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	485	388
Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	745	518
Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	425	263
Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	655	432
Plains All American Pipeline LP / PAA Finance Corp.	4.900%	2/15/45	225	151
Pride International Inc.	7.875%	8/15/40	285	143
Rowan Cos. Inc.	5.400%	12/1/42	330	164
Rowan Cos. Inc.	5.850%	1/15/44	250	126
Shell International Finance BV	4.125%	5/11/35	430	401
Shell International Finance BV	6.375%	12/15/38	2,720	3,137
Shell International Finance BV	5.500%	3/25/40	1,095	1,162
Shell International Finance BV	3.625%	8/21/42	235	193
Shell International Finance BV	4.550%	8/12/43	2,025	1,934
Shell International Finance BV	4.375%	5/11/45	2,987	2,773
Southern Natural Gas Co. LLC	8.000%	3/1/32	320	315
Spectra Energy Capital LLC	7.500%	9/15/38	240	243
Spectra Energy Partners LP	5.950%	9/25/43	350	336
Spectra Energy Partners LP	4.500%	3/15/45	275	222
Suncor Energy Inc.	7.150%	2/1/32	715	707
Suncor Energy Inc.	5.950%	12/1/34	825	718
Suncor Energy Inc.	6.500%	6/15/38	1,015	925
Suncor Energy Inc.	6.850%	6/1/39	550	513
Sunoco Logistics Partners Operations LP	6.100%	2/15/42	75	57
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	650	452
Sunoco Logistics Partners Operations LP	5.300%	4/1/44	350	254
Sunoco Logistics Partners Operations LP	5.350%	5/15/45	1,450	1,065
Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	560	558
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	565	583
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	485	490
Texas Eastern Transmission LP	7.000%	7/15/32	605	663
Tosco Corp.	7.800%	1/1/27	585	651
Tosco Corp.	8.125%	2/15/30	520	584
TransCanada PipeLines Ltd.	4.625%	3/1/34	325	296
TransCanada PipeLines Ltd.	5.600%	3/31/34	460	463
TransCanada PipeLines Ltd.	5.850%	3/15/36	560	550
TransCanada PipeLines Ltd.	6.200%	10/15/37	1,140	1,153
TransCanada PipeLines Ltd.	7.250%	8/15/38	605	680
TransCanada PipeLines Ltd.	7.625%	1/15/39	1,367	1,567
TransCanada PipeLines Ltd.	6.100%	6/1/40	795	811

80

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
TransCanada PipeLines Ltd.	5.000%	10/16/43	850	795
Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	300	242
Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	985	721
Valero Energy Corp.	7.500%	4/15/32	1,059	1,101
Valero Energy Corp.	6.625%	6/15/37	365	362
Valero Energy Corp.	10.500%	3/15/39	515	667
Valero Energy Corp.	4.900%	3/15/45	550	441
Western Gas Partners LP	5.450%	4/1/44	425	281
Williams Partners LP	6.300%	4/15/40	1,010	769
Williams Partners LP	5.800%	11/15/43	825	588
Williams Partners LP	5.400%	3/4/44	450	309
Williams Partners LP	4.900%	1/15/45	525	345
Williams Partners LP	5.100%	9/15/45	1,040	707
XTO Energy Inc.	6.750%	8/1/37	105	144
Other Industrial (0.5%)
California Institute of Technology GO	4.700%	11/1/11	510	528
CBRE Services Inc.	4.875%	3/1/26	655	661
Cintas Corp. No 2	6.150%	8/15/36	25	31
2 Johns Hopkins University Maryland GO	4.083%	7/1/53	425	447
2 Massachusetts Institute of Technology GO	3.959%	7/1/38	650	695
Massachusetts Institute of Technology GO	5.600%	7/1/11	705	919
Massachusetts Institute of Technology GO	4.678%	7/1/14	650	713
2 Northwestern University Illinois GO	3.688%	12/1/38	600	639
2 Northwestern University Illinois GO	4.643%	12/1/44	600	708
President & Fellows of Harvard College Massachusetts
GO	3.619%	10/1/37	700	716
2 University of Notre Dame DU LAC Indiana GO	3.438%	2/15/45	575	567
University of Pennsylvania GO	4.674%	9/1/12	375	403
Technology (5.0%)
Analog Devices Inc.	5.300%	12/15/45	400	423
Apple Inc.	3.850%	5/4/43	3,500	3,271
Apple Inc.	4.450%	5/6/44	700	715
Apple Inc.	3.450%	2/9/45	2,175	1,894
Apple Inc.	4.375%	5/13/45	1,500	1,514
Apple Inc.	4.650%	2/23/46	4,500	4,726
Applied Materials Inc.	5.100%	10/1/35	200	209
Applied Materials Inc.	5.850%	6/15/41	715	804
Cisco Systems Inc.	5.900%	2/15/39	1,540	1,908
Cisco Systems Inc.	5.500%	1/15/40	2,000	2,387
Corning Inc.	7.250%	8/15/36	260	299
Corning Inc.	4.700%	3/15/37	250	235
Corning Inc.	5.750%	8/15/40	470	503
Corning Inc.	4.750%	3/15/42	425	402
Equifax Inc.	7.000%	7/1/37	200	233
1 Hewlett Packard Enterprise Co.	6.200%	10/15/35	825	715
1 Hewlett Packard Enterprise Co.	6.350%	10/15/45	1,675	1,421
HP Enterprise Services LLC	7.450%	10/15/29	260	294
HP Inc.	6.000%	9/15/41	1,110	920
Intel Corp.	4.000%	12/15/32	398	395
Intel Corp.	4.800%	10/1/41	780	830
Intel Corp.	4.250%	12/15/42	925	918
Intel Corp.	4.900%	7/29/45	2,550	2,760
International Business Machines Corp.	6.220%	8/1/27	160	200
International Business Machines Corp.	6.500%	1/15/28	200	252
International Business Machines Corp.	5.875%	11/29/32	730	890
International Business Machines Corp.	5.600%	11/30/39	840	944
International Business Machines Corp.	4.000%	6/20/42	2,434	2,324
Juniper Networks Inc.	5.950%	3/15/41	270	240
KLA-Tencor Corp.	5.650%	11/1/34	255	246
Microsoft Corp.	3.500%	2/12/35	1,125	1,064
Microsoft Corp.	4.200%	11/3/35	1,325	1,387
Microsoft Corp.	5.200%	6/1/39	955	1,104
Microsoft Corp.	4.500%	10/1/40	1,050	1,108

81

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Microsoft Corp.	5.300%	2/8/41	900	1,063
Microsoft Corp.	3.500%	11/15/42	1,405	1,269
Microsoft Corp.	3.750%	5/1/43	825	795
Microsoft Corp.	4.875%	12/15/43	850	945
Microsoft Corp.	3.750%	2/12/45	1,725	1,666
Microsoft Corp.	4.450%	11/3/45	1,680	1,793
Microsoft Corp.	4.000%	2/12/55	1,920	1,775
Microsoft Corp.	4.750%	11/3/55	1,300	1,338
Motorola Solutions Inc.	5.500%	9/1/44	390	294
Oracle Corp.	3.250%	5/15/30	770	762
Oracle Corp.	4.300%	7/8/34	875	894
Oracle Corp.	3.900%	5/15/35	1,400	1,333
Oracle Corp.	6.500%	4/15/38	1,295	1,654
Oracle Corp.	6.125%	7/8/39	1,340	1,666
Oracle Corp.	5.375%	7/15/40	1,751	1,955
Oracle Corp.	4.500%	7/8/44	1,145	1,183
Oracle Corp.	4.125%	5/15/45	1,733	1,709
Oracle Corp.	4.375%	5/15/55	1,600	1,535
QUALCOMM Inc.	4.650%	5/20/35	975	922
QUALCOMM Inc.	4.800%	5/20/45	1,475	1,360
1 Seagate HDD Cayman	4.875%	6/1/27	725	510
Seagate HDD Cayman	5.750%	12/1/34	525	315
Tyco Electronics Group SA	7.125%	10/1/37	870	1,129
Verisk Analytics Inc.	5.500%	6/15/45	325	298
Xerox Corp.	6.750%	12/15/39	210	176
Transportation (3.7%)
2 American Airlines 2014-1 Class A Pass Through Trust	3.700%	4/1/28	753	740
2 American Airlines 2015-1 Class A Pass Through Trust	3.375%	11/1/28	1,014	977
2 American Airlines 2015-2 Class AA Pass Through Trust	3.600%	9/22/27	400	404
2 American Airlines 2016-1 Class A Pass Through Trust	4.100%	1/15/28	250	252
2 American Airlines 2016-1 Class AA Pass Through Trust	3.575%	1/15/28	675	683
Burlington Northern Santa Fe LLC	7.950%	8/15/30	295	410
Burlington Northern Santa Fe LLC	6.200%	8/15/36	435	531
Burlington Northern Santa Fe LLC	5.750%	5/1/40	780	919
Burlington Northern Santa Fe LLC	5.050%	3/1/41	505	550
Burlington Northern Santa Fe LLC	5.400%	6/1/41	1,125	1,277
Burlington Northern Santa Fe LLC	4.950%	9/15/41	300	321
Burlington Northern Santa Fe LLC	4.400%	3/15/42	650	654
Burlington Northern Santa Fe LLC	4.375%	9/1/42	670	670
Burlington Northern Santa Fe LLC	4.450%	3/15/43	865	878
Burlington Northern Santa Fe LLC	5.150%	9/1/43	725	804
Burlington Northern Santa Fe LLC	4.900%	4/1/44	1,015	1,090
Burlington Northern Santa Fe LLC	4.550%	9/1/44	815	838
Burlington Northern Santa Fe LLC	4.150%	4/1/45	325	313
Burlington Northern Santa Fe LLC	4.700%	9/1/45	550	581
Canadian National Railway Co.	2.750%	3/1/26	500	508
Canadian National Railway Co.	6.900%	7/15/28	435	601
Canadian National Railway Co.	6.250%	8/1/34	625	822
Canadian National Railway Co.	6.200%	6/1/36	460	594
Canadian National Railway Co.	6.375%	11/15/37	240	320
Canadian National Railway Co.	3.500%	11/15/42	535	503
Canadian Pacific Railway Co.	3.700%	2/1/26	450	456
Canadian Pacific Railway Co.	7.125%	10/15/31	385	498
Canadian Pacific Railway Co.	5.750%	3/15/33	170	189
Canadian Pacific Railway Co.	4.800%	9/15/35	50	51
Canadian Pacific Railway Co.	5.950%	5/15/37	720	828
Canadian Pacific Railway Co.	4.800%	8/1/45	280	281
Canadian Pacific Railway Co.	6.125%	9/15/15	780	813
Canadian Pacific Railway Ltd.	5.750%	1/15/42	450	505
CSX Corp.	6.000%	10/1/36	266	305
CSX Corp.	6.150%	5/1/37	460	537
CSX Corp.	6.220%	4/30/40	535	636
CSX Corp.	5.500%	4/15/41	596	653

82

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CSX Corp.	4.750%	5/30/42	815	815
	CSX Corp.	4.400%	3/1/43	350	334
	CSX Corp.	4.100%	3/15/44	825	757
	CSX Corp.	3.950%	5/1/50	650	555
	CSX Corp.	4.500%	8/1/54	485	443
2	Delta Air Lines 2015-1 Class AA Pass Through Trust	3.625%	7/30/27	319	319
	FedEx Corp.	4.900%	1/15/34	630	648
	FedEx Corp.	3.900%	2/1/35	720	656
	FedEx Corp.	3.875%	8/1/42	581	508
	FedEx Corp.	4.100%	4/15/43	535	493
	FedEx Corp.	5.100%	1/15/44	560	571
	FedEx Corp.	4.100%	2/1/45	530	472
	FedEx Corp.	4.750%	11/15/45	855	851
	FedEx Corp.	4.500%	2/1/65	265	240
1	Kansas City Southern	4.300%	5/15/43	475	429
1	Kansas City Southern	4.950%	8/15/45	650	649
1,2	Latam Airlines 2015-1 Pass Through Trust A	4.200%	11/15/27	875	755
	Norfolk Southern Corp.	7.800%	5/15/27	450	617
	Norfolk Southern Corp.	7.250%	2/15/31	280	374
	Norfolk Southern Corp.	7.050%	5/1/37	255	329
	Norfolk Southern Corp.	4.837%	10/1/41	528	531
	Norfolk Southern Corp.	3.950%	10/1/42	585	516
	Norfolk Southern Corp.	4.800%	8/15/43	475	478
	Norfolk Southern Corp.	4.450%	6/15/45	529	507
	Norfolk Southern Corp.	4.650%	1/15/46	600	592
	Norfolk Southern Corp.	7.900%	5/15/97	200	280
	Norfolk Southern Corp.	6.000%	3/15/05	597	642
	Norfolk Southern Corp.	6.000%	5/23/11	520	559
2	Spirit Airlines Class A Pass Through Certificates Series
	2015-1	4.100%	10/1/29	485	483
	Union Pacific Corp.	2.750%	3/1/26	300	299
	Union Pacific Corp.	6.625%	2/1/29	330	436
	Union Pacific Corp.	3.375%	2/1/35	385	354
	Union Pacific Corp.	4.750%	9/15/41	330	356
	Union Pacific Corp.	4.300%	6/15/42	175	178
	Union Pacific Corp.	4.250%	4/15/43	350	355
	Union Pacific Corp.	4.750%	12/15/43	805	876
	Union Pacific Corp.	4.821%	2/1/44	777	848
	Union Pacific Corp.	4.850%	6/15/44	260	288
	Union Pacific Corp.	4.150%	1/15/45	325	326
	Union Pacific Corp.	4.050%	11/15/45	550	544
	Union Pacific Corp.	4.050%	3/1/46	900	893
	Union Pacific Corp.	3.875%	2/1/55	440	396
	Union Pacific Corp.	4.375%	11/15/65	330	311
2	United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	849	870
2	United Airlines 2014-2 Class A Pass Through Trust	3.750%	3/3/28	865	876
2	United Airlines 2015-1 Class AA Pass Through Trust	3.450%	12/1/27	450	452
	United Parcel Service Inc.	6.200%	1/15/38	1,270	1,682
	United Parcel Service Inc.	4.875%	11/15/40	675	787
	United Parcel Service Inc.	3.625%	10/1/42	265	261
	United Parcel Service of America Inc.	8.375%	4/1/30	225	322
					890,314
Utilities (12.8%)
	Electric (11.8%)
	AEP Texas Central Co.	6.650%	2/15/33	450	559
	Alabama Power Co.	6.125%	5/15/38	490	620
	Alabama Power Co.	6.000%	3/1/39	905	1,135
	Alabama Power Co.	5.500%	3/15/41	320	385
	Alabama Power Co.	5.200%	6/1/41	365	424
	Alabama Power Co.	4.100%	1/15/42	260	263
	Alabama Power Co.	3.850%	12/1/42	25	24
	Alabama Power Co.	4.150%	8/15/44	400	408
	Alabama Power Co.	3.750%	3/1/45	430	413

83

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Alabama Power Co.	4.300%	1/2/46	200	211
Ameren Corp.	3.650%	2/15/26	182	188
Ameren Illinois Co.	4.800%	12/15/43	390	444
Ameren Illinois Co.	4.300%	7/1/44	220	235
Ameren Illinois Co.	4.150%	3/15/46	125	132
Appalachian Power Co	4.400%	5/15/44	285	280
Appalachian Power Co.	5.800%	10/1/35	320	366
Appalachian Power Co.	6.375%	4/1/36	355	413
Appalachian Power Co.	6.700%	8/15/37	260	304
Appalachian Power Co.	7.000%	4/1/38	440	563
Appalachian Power Co.	4.450%	6/1/45	375	375
Arizona Public Service Co.	5.500%	9/1/35	215	257
Arizona Public Service Co.	5.050%	9/1/41	330	383
Arizona Public Service Co.	4.500%	4/1/42	498	541
Arizona Public Service Co.	4.700%	1/15/44	395	443
Arizona Public Service Co.	4.350%	11/15/45	150	162
Baltimore Gas & Electric Co.	6.350%	10/1/36	448	578
Berkshire Hathaway Energy Co.	8.480%	9/15/28	328	470
Berkshire Hathaway Energy Co.	6.125%	4/1/36	1,315	1,571
Berkshire Hathaway Energy Co.	5.950%	5/15/37	546	640
Berkshire Hathaway Energy Co.	6.500%	9/15/37	835	1,048
Berkshire Hathaway Energy Co.	5.150%	11/15/43	650	709
Berkshire Hathaway Energy Co.	4.500%	2/1/45	625	637
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	450	616
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	425	400
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	540	581
Cleco Power LLC	6.500%	12/1/35	255	288
Cleco Power LLC	6.000%	12/1/40	320	383
Cleveland Electric Illuminating Co.	5.950%	12/15/36	280	302
CMS Energy Corp.	4.700%	3/31/43	290	296
CMS Energy Corp.	4.875%	3/1/44	320	334
Commonwealth Edison Co.	5.875%	2/1/33	185	227
Commonwealth Edison Co.	5.900%	3/15/36	945	1,185
Commonwealth Edison Co.	6.450%	1/15/38	446	600
Commonwealth Edison Co.	3.800%	10/1/42	370	358
Commonwealth Edison Co.	4.600%	8/15/43	310	335
Commonwealth Edison Co.	4.700%	1/15/44	325	357
Commonwealth Edison Co.	3.700%	3/1/45	415	395
Commonwealth Edison Co.	4.350%	11/15/45	425	451
Connecticut Light & Power Co.	6.350%	6/1/36	351	461
Connecticut Light & Power Co.	4.300%	4/15/44	260	278
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	245	283
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	550	676
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	276	344
Consolidated Edison Co. of New York Inc.	5.700%	12/1/36	395	478
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	430	548
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	525	707
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	425	503
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	515	640
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	325	328
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	1,000	983
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	875	926
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	750	796
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	335	348
Consumers Energy Co.	3.950%	5/15/43	420	430
Consumers Energy Co.	4.100%	11/15/45	90	95
Consumers Energy Co.	4.350%	8/31/64	180	183
Delmarva Power & Light Co.	4.000%	6/1/42	415	416
Dominion Resources Inc.	6.300%	3/15/33	320	375
Dominion Resources Inc.	5.250%	8/1/33	548	588
Dominion Resources Inc.	5.950%	6/15/35	520	593
Dominion Resources Inc.	7.000%	6/15/38	130	160
Dominion Resources Inc.	4.900%	8/1/41	475	464
Dominion Resources Inc.	4.050%	9/15/42	155	138

84

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dominion Resources Inc.	4.700%	12/1/44	580	561
DTE Electric Co.	6.625%	6/1/36	220	300
DTE Electric Co.	5.700%	10/1/37	200	249
DTE Electric Co.	3.950%	6/15/42	280	289
DTE Electric Co.	4.000%	4/1/43	375	387
DTE Electric Co.	4.300%	7/1/44	355	381
DTE Electric Co.	3.700%	3/15/45	475	461
DTE Energy Co.	6.375%	4/15/33	240	295
Duke Energy Carolinas LLC	6.000%	12/1/28	335	417
Duke Energy Carolinas LLC	6.450%	10/15/32	375	481
Duke Energy Carolinas LLC	6.100%	6/1/37	820	1,018
Duke Energy Carolinas LLC	6.000%	1/15/38	610	774
Duke Energy Carolinas LLC	6.050%	4/15/38	670	859
Duke Energy Carolinas LLC	5.300%	2/15/40	320	383
Duke Energy Carolinas LLC	4.250%	12/15/41	670	698
Duke Energy Carolinas LLC	4.000%	9/30/42	635	641
Duke Energy Carolinas LLC	3.750%	6/1/45	305	299
Duke Energy Corp.	4.800%	12/15/45	650	676
Duke Energy Florida LLC	6.350%	9/15/37	500	657
Duke Energy Florida LLC	6.400%	6/15/38	915	1,214
Duke Energy Florida LLC	5.650%	4/1/40	25	31
Duke Energy Florida LLC	3.850%	11/15/42	415	408
Duke Energy Indiana LLC	6.120%	10/15/35	723	882
Duke Energy Indiana LLC	6.350%	8/15/38	390	514
Duke Energy Indiana LLC	6.450%	4/1/39	300	396
Duke Energy Indiana LLC	4.200%	3/15/42	280	288
Duke Energy Indiana LLC	4.900%	7/15/43	115	130
Duke Energy Progress LLC	6.300%	4/1/38	340	449
Duke Energy Progress LLC	4.100%	5/15/42	695	711
Duke Energy Progress LLC	4.100%	3/15/43	460	465
Duke Energy Progress LLC	4.375%	3/30/44	470	496
Duke Energy Progress LLC	4.150%	12/1/44	705	718
Duke Energy Progress LLC	4.200%	8/15/45	750	785
El Paso Electric Co.	6.000%	5/15/35	355	440
Entergy Arkansas Inc.	3.500%	4/1/26	195	206
Entergy Louisiana LLC	4.950%	1/15/45	575	593
Entergy Texas Inc.	5.150%	6/1/45	280	291
1 Exelon Corp.	4.950%	6/15/35	450	460
Exelon Corp.	5.625%	6/15/35	450	490
1 Exelon Corp.	5.100%	6/15/45	835	873
Exelon Generation Co. LLC	6.250%	10/1/39	845	839
Exelon Generation Co. LLC	5.750%	10/1/41	410	376
Exelon Generation Co. LLC	5.600%	6/15/42	953	862
FirstEnergy Solutions Corp.	6.800%	8/15/39	305	267
Florida Power & Light Co.	5.625%	4/1/34	275	342
Florida Power & Light Co.	4.950%	6/1/35	285	330
Florida Power & Light Co.	5.650%	2/1/37	406	498
Florida Power & Light Co.	5.950%	2/1/38	460	598
Florida Power & Light Co.	5.960%	4/1/39	600	784
Florida Power & Light Co.	5.690%	3/1/40	415	526
Florida Power & Light Co.	5.250%	2/1/41	410	498
Florida Power & Light Co.	5.125%	6/1/41	275	331
Florida Power & Light Co.	4.125%	2/1/42	780	817
Florida Power & Light Co.	4.050%	6/1/42	305	320
Florida Power & Light Co.	3.800%	12/15/42	435	442
Florida Power & Light Co.	4.050%	10/1/44	780	815
Georgia Power Co.	5.650%	3/1/37	585	663
Georgia Power Co.	5.950%	2/1/39	460	555
Georgia Power Co.	5.400%	6/1/40	700	790
Georgia Power Co.	4.750%	9/1/40	20	21
Georgia Power Co.	4.300%	3/15/42	1,070	1,055
Georgia Power Co.	4.300%	3/15/43	330	325
Iberdrola International BV	6.750%	7/15/36	570	700
Indiana Michigan Power Co.	6.050%	3/15/37	365	425

85

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Indiana Michigan Power Co.	4.550%	3/15/46	100	100
Interstate Power & Light Co.	6.250%	7/15/39	290	380
ITC Holdings Corp.	5.300%	7/1/43	310	323
Jersey Central Power & Light Co.	6.150%	6/1/37	245	274
2 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	888	990
Kansas City Power & Light Co.	6.050%	11/15/35	250	306
Kansas City Power & Light Co.	5.300%	10/1/41	470	531
Kentucky Utilities Co.	5.125%	11/1/40	545	640
Kentucky Utilities Co.	4.650%	11/15/43	410	460
Kentucky Utilities Co.	4.375%	10/1/45	100	108
Louisville Gas & Electric Co.	5.125%	11/15/40	320	376
Louisville Gas & Electric Co.	4.650%	11/15/43	225	252
Louisville Gas & Electric Co.	4.375%	10/1/45	525	566
MidAmerican Energy Co.	6.750%	12/30/31	690	928
MidAmerican Energy Co.	5.750%	11/1/35	380	469
MidAmerican Energy Co.	5.800%	10/15/36	210	262
MidAmerican Energy Co.	4.800%	9/15/43	35	39
MidAmerican Energy Co.	4.400%	10/15/44	350	376
MidAmerican Energy Co.	4.250%	5/1/46	500	526
MidAmerican Funding LLC	6.927%	3/1/29	200	261
Mississippi Power Co.	4.250%	3/15/42	405	310
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	200	287
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	171	176
Nevada Power Co.	6.650%	4/1/36	850	1,105
Nevada Power Co.	6.750%	7/1/37	470	630
Nevada Power Co.	5.375%	9/15/40	235	274
Nevada Power Co.	5.450%	5/15/41	241	284
Northern States Power Co.	5.250%	7/15/35	240	287
Northern States Power Co.	6.250%	6/1/36	340	447
Northern States Power Co.	6.200%	7/1/37	486	649
Northern States Power Co.	5.350%	11/1/39	275	335
Northern States Power Co.	4.850%	8/15/40	425	488
Northern States Power Co.	3.400%	8/15/42	405	378
Northern States Power Co.	4.125%	5/15/44	400	422
Northern States Power Co.	4.000%	8/15/45	300	310
NorthWestern Corp.	4.176%	11/15/44	470	496
NSTAR Electric Co.	5.500%	3/15/40	410	506
NSTAR Electric Co.	4.400%	3/1/44	265	285
Oglethorpe Power Corp.	5.950%	11/1/39	365	433
Oglethorpe Power Corp.	5.375%	11/1/40	295	329
Oglethorpe Power Corp.	4.200%	12/1/42	215	205
Oglethorpe Power Corp.	4.550%	6/1/44	430	428
Oglethorpe Power Corp.	5.250%	9/1/50	235	252
Ohio Edison Co.	6.875%	7/15/36	295	355
Ohio Edison Co.	8.250%	10/15/38	425	618
Ohio Power Co.	6.600%	2/15/33	250	308
Ohio Power Co.	5.850%	10/1/35	321	370
Oklahoma Gas & Electric Co.	5.850%	6/1/40	210	266
Oklahoma Gas & Electric Co.	5.250%	5/15/41	225	267
Oklahoma Gas & Electric Co.	3.900%	5/1/43	350	344
Oklahoma Gas & Electric Co.	4.550%	3/15/44	245	267
Oklahoma Gas & Electric Co.	4.000%	12/15/44	400	402
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	480	616
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	380	496
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	155	212
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	455	501
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	405	413
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	420	468
Oncor Electric Delivery Co. LLC	3.750%	4/1/45	455	413
Pacific Gas & Electric Co.	6.050%	3/1/34	2,945	3,637
Pacific Gas & Electric Co.	5.800%	3/1/37	1,000	1,208
Pacific Gas & Electric Co.	6.350%	2/15/38	555	709
Pacific Gas & Electric Co.	6.250%	3/1/39	620	779
Pacific Gas & Electric Co.	5.400%	1/15/40	735	855

86

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pacific Gas & Electric Co.	4.500%	12/15/41	225	237
Pacific Gas & Electric Co.	4.450%	4/15/42	650	677
Pacific Gas & Electric Co.	4.600%	6/15/43	505	540
Pacific Gas & Electric Co.	5.125%	11/15/43	595	678
Pacific Gas & Electric Co.	4.750%	2/15/44	540	591
Pacific Gas & Electric Co.	4.300%	3/15/45	610	630
Pacific Gas & Electric Co.	4.250%	3/15/46	550	566
PacifiCorp	7.700%	11/15/31	550	808
PacifiCorp	5.250%	6/15/35	310	362
PacifiCorp	6.100%	8/1/36	365	467
PacifiCorp	5.750%	4/1/37	680	826
PacifiCorp	6.250%	10/15/37	715	926
PacifiCorp	6.350%	7/15/38	360	472
PacifiCorp	6.000%	1/15/39	490	621
PacifiCorp	4.100%	2/1/42	100	101
Peco Energy Co.	5.950%	10/1/36	170	216
Peco Energy Co.	4.150%	10/1/44	240	246
Pennsylvania Electric Co.	6.150%	10/1/38	185	206
Potomac Electric Power Co.	6.500%	11/15/37	275	368
Potomac Electric Power Co.	7.900%	12/15/38	270	411
Potomac Electric Power Co.	4.150%	3/15/43	415	426
PPL Capital Funding Inc.	4.700%	6/1/43	715	730
PPL Capital Funding Inc.	5.000%	3/15/44	455	479
PPL Electric Utilities Corp.	6.250%	5/15/39	355	470
PPL Electric Utilities Corp.	5.200%	7/15/41	265	317
PPL Electric Utilities Corp.	4.750%	7/15/43	200	228
PPL Electric Utilities Corp.	4.125%	6/15/44	330	342
Progress Energy Inc.	7.750%	3/1/31	380	514
Progress Energy Inc.	7.000%	10/30/31	420	535
Progress Energy Inc.	6.000%	12/1/39	90	103
PSEG Power LLC	8.625%	4/15/31	690	849
Public Service Co. of Colorado	6.500%	8/1/38	230	318
Public Service Co. of Colorado	4.750%	8/15/41	345	394
Public Service Co. of Colorado	3.600%	9/15/42	360	348
Public Service Co. of Colorado	3.950%	3/15/43	170	173
Public Service Co. of Colorado	4.300%	3/15/44	125	134
Public Service Co. of Oklahoma	6.625%	11/15/37	225	281
Public Service Electric & Gas Co.	5.700%	12/1/36	125	158
Public Service Electric & Gas Co.	5.800%	5/1/37	440	558
Public Service Electric & Gas Co.	5.375%	11/1/39	170	208
Public Service Electric & Gas Co.	3.950%	5/1/42	505	519
Public Service Electric & Gas Co.	3.650%	9/1/42	730	707
Public Service Electric & Gas Co.	4.000%	6/1/44	306	315
Public Service Electric & Gas Co.	4.050%	5/1/45	330	344
Public Service Electric & Gas Co.	4.150%	11/1/45	475	502
Public Service Electric & Gas Co.	3.800%	3/1/46	725	722
Puget Sound Energy Inc.	7.020%	12/1/27	375	508
Puget Sound Energy Inc.	5.483%	6/1/35	290	341
Puget Sound Energy Inc.	6.724%	6/15/36	228	312
Puget Sound Energy Inc.	6.274%	3/15/37	355	458
Puget Sound Energy Inc.	5.757%	10/1/39	420	525
Puget Sound Energy Inc.	5.795%	3/15/40	295	375
Puget Sound Energy Inc.	5.764%	7/15/40	295	378
Puget Sound Energy Inc.	5.638%	4/15/41	400	503
Puget Sound Energy Inc.	4.434%	11/15/41	345	376
Puget Sound Energy Inc.	4.300%	5/20/45	365	387
San Diego Gas & Electric Co.	6.000%	6/1/26	245	311
San Diego Gas & Electric Co.	5.350%	5/15/35	265	318
San Diego Gas & Electric Co.	6.125%	9/15/37	310	407
San Diego Gas & Electric Co.	6.000%	6/1/39	245	316
San Diego Gas & Electric Co.	5.350%	5/15/40	410	500
San Diego Gas & Electric Co.	4.500%	8/15/40	236	258
San Diego Gas & Electric Co.	3.950%	11/15/41	300	304
San Diego Gas & Electric Co.	4.300%	4/1/42	310	331

87

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sierra Pacific Power Co.	6.750%	7/1/37	285	380
South Carolina Electric & Gas Co.	6.625%	2/1/32	490	617
South Carolina Electric & Gas Co.	5.300%	5/15/33	405	462
South Carolina Electric & Gas Co.	6.050%	1/15/38	490	595
South Carolina Electric & Gas Co.	5.450%	2/1/41	495	572
South Carolina Electric & Gas Co.	4.350%	2/1/42	565	554
South Carolina Electric & Gas Co.	4.600%	6/15/43	405	424
South Carolina Electric & Gas Co.	4.500%	6/1/64	400	400
South Carolina Electric & Gas Co.	5.100%	6/1/65	490	537
Southern California Edison Co.	6.650%	4/1/29	450	583
Southern California Edison Co.	6.000%	1/15/34	480	605
Southern California Edison Co.	5.750%	4/1/35	401	497
Southern California Edison Co.	5.350%	7/15/35	280	333
Southern California Edison Co.	5.550%	1/15/36	220	262
Southern California Edison Co.	5.625%	2/1/36	640	777
Southern California Edison Co.	5.550%	1/15/37	330	395
Southern California Edison Co.	5.950%	2/1/38	165	209
Southern California Edison Co.	6.050%	3/15/39	350	447
Southern California Edison Co.	5.500%	3/15/40	320	392
Southern California Edison Co.	4.500%	9/1/40	1,015	1,097
Southern California Edison Co.	3.900%	12/1/41	335	334
Southern California Edison Co.	4.050%	3/15/42	620	630
Southern California Edison Co.	3.900%	3/15/43	275	274
Southern California Edison Co.	4.650%	10/1/43	831	915
Southern California Edison Co.	3.600%	2/1/45	285	271
Southern Power Co.	5.150%	9/15/41	520	483
Southern Power Co.	5.250%	7/15/43	395	375
Southwestern Electric Power Co.	6.200%	3/15/40	375	451
Southwestern Electric Power Co.	3.900%	4/1/45	470	427
Southwestern Public Service Co.	4.500%	8/15/41	520	562
Tampa Electric Co.	6.550%	5/15/36	350	460
Tampa Electric Co.	6.150%	5/15/37	265	336
Tampa Electric Co.	4.100%	6/15/42	355	355
Tampa Electric Co.	4.350%	5/15/44	190	198
Tampa Electric Co.	4.200%	5/15/45	120	123
Toledo Edison Co.	6.150%	5/15/37	310	359
TransAlta Corp.	6.500%	3/15/40	240	125
Tri-State Generation & Transmission Association Inc.	4.700%	11/1/44	270	265
Union Electric Co.	5.300%	8/1/37	585	686
Union Electric Co.	8.450%	3/15/39	260	420
Union Electric Co.	3.900%	9/15/42	430	434
Union Electric Co.	3.650%	4/15/45	215	208
Virginia Electric & Power Co.	6.000%	1/15/36	510	637
Virginia Electric & Power Co.	6.000%	5/15/37	480	599
Virginia Electric & Power Co.	6.350%	11/30/37	527	687
Virginia Electric & Power Co.	8.875%	11/15/38	655	1,029
Virginia Electric & Power Co.	4.000%	1/15/43	435	428
Virginia Electric & Power Co.	4.650%	8/15/43	565	615
Virginia Electric & Power Co.	4.450%	2/15/44	630	672
Virginia Electric & Power Co.	4.200%	5/15/45	690	708
Westar Energy Inc.	4.125%	3/1/42	520	542
Westar Energy Inc.	4.100%	4/1/43	125	130
Westar Energy Inc.	4.625%	9/1/43	480	537
Westar Energy Inc.	4.250%	12/1/45	125	134
Wisconsin Electric Power Co.	5.625%	5/15/33	285	345
Wisconsin Electric Power Co.	5.700%	12/1/36	290	363
Wisconsin Electric Power Co.	3.650%	12/15/42	200	193
Wisconsin Electric Power Co.	4.250%	6/1/44	270	287
Wisconsin Electric Power Co.	4.300%	12/15/45	25	27
Wisconsin Power & Light Co.	6.375%	8/15/37	484	644
Wisconsin Power & Light Co.	4.100%	10/15/44	500	521
Wisconsin Public Service Corp.	3.671%	12/1/42	295	285
Wisconsin Public Service Corp.	4.752%	11/1/44	470	544
Xcel Energy Inc.	6.500%	7/1/36	480	610

88

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Xcel Energy Inc.	4.800%	9/15/41	265	280
Natural Gas (0.8%)
AGL Capital Corp.	6.000%	10/1/34	215	245
AGL Capital Corp.	5.875%	3/15/41	634	722
AGL Capital Corp.	4.400%	6/1/43	685	638
Atmos Energy Corp.	5.500%	6/15/41	550	654
Atmos Energy Corp.	4.150%	1/15/43	5	5
Atmos Energy Corp.	4.125%	10/15/44	375	382
CenterPoint Energy Resources Corp.	6.625%	11/1/37	355	412
CenterPoint Energy Resources Corp.	5.850%	1/15/41	289	314
KeySpan Corp.	8.000%	11/15/30	230	317
KeySpan Corp.	5.803%	4/1/35	265	300
Laclede Group Inc.	4.700%	8/15/44	275	289
NiSource Finance Corp.	6.250%	12/15/40	405	481
NiSource Finance Corp.	5.950%	6/15/41	530	617
NiSource Finance Corp.	5.800%	2/1/42	415	486
Nisource Finance Corp.	5.250%	2/15/43	620	677
NiSource Finance Corp.	4.800%	2/15/44	570	592
ONE Gas Inc.	4.658%	2/1/44	400	437
Piedmont Natural Gas Co. Inc.	4.100%	9/18/34	370	374
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	325	350
Sempra Energy	6.000%	10/15/39	550	604
Southern California Gas Co.	5.750%	11/15/35	400	503
Southern California Gas Co.	5.125%	11/15/40	625	750
Southern California Gas Co.	3.750%	9/15/42	325	321
Southern California Gas Co.	4.450%	3/15/44	185	204
Southwest Gas Corp.	4.875%	10/1/43	300	324
Other Utility (0.2%)
American Water Capital Corp.	6.593%	10/15/37	755	1,029
American Water Capital Corp.	4.300%	12/1/42	475	502
American Water Capital Corp.	4.300%	9/1/45	200	211
United Utilities plc	6.875%	8/15/28	645	736
Veolia Environnement SA	6.750%	6/1/38	400	522
				170,037
Total Corporate Bonds (Cost $1,361,618)				1,298,694
Taxable Municipal Bonds (0.3%)
George Washington University District of Columbia GO	4.300%	9/15/44	425	442
George Washington University District of Columbia GO	4.868%	9/15/45	40	45
New York University Hospitals Center GO	4.428%	7/1/42	350	354
New York University Hospitals Center Revenue	5.750%	7/1/43	350	425
President & Fellows of Harvard College Massachusetts
GO	6.300%	10/1/37	65	65
President & Fellows of Harvard College Massachusetts
GO	4.875%	10/15/40	275	337
Princeton University New Jersey GO	5.700%	3/1/39	610	814
Stanford University California GO	3.460%	5/1/47	40	40
Tufts University Massachusetts GO	5.017%	4/15/12	325	367
University of Southern California GO	5.250%	10/1/11	415	499
Total Taxable Municipal Bonds (Cost $3,258)				3,388

89

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 29, 2016

			Market
			Value
	Coupon	Shares	($000)
Temporary Cash Investment (0.6%)
Money Market Fund (0.6%)
4 Vanguard Market Liquidity Fund (Cost
$7,411)	0.475%	7,410,611	7,411
Total Investments (99.2%) (Cost $1,380,535)			1,317,751
Other Assets and Liabilities—Net (0.8%)			11,413
Net Assets (100%)			1,329,164

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, the aggregate value of these securities was $28,976,000, representing 2.2% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Securities with a value of $252,000 have been segregated as initial margin for open futures contracts.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.

90

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© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA16422 042016

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: April 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: April 15, 2016
VANGUARD SCOTTSDALE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: April 15, 2016

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.